As filed with the Securities and Exchange	Registration No. 333-28755
Commission on April 23, 2021	Registration No. 811-05626

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ______	☐
Post-Effective Amendment No. 73	☒

AMENDMENT TO REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Post-Effective Amendment No. 472	☒
(Check appropriate box or boxes.)

Separate Account B
(Exact Name of Registrant)

Venerable Insurance and Annuity Company
(Name of Depositor)

699 Walnut Street, Suite 1350
Des Moines, Iowa 50309-3942
(Address of Depositor’s Principal Executive Offices) (Zip Code)

800-366-0066
(Depositor’s Telephone Number, including Area Code)

J. Neil McMurdie
Vice President and Senior Counsel
Venerable Insurance and Annuity Company
1475 Dunwoody Drive, Suite 200
West Chester, Pennsylvania 19380
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2021, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on ____________, pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Deferred Combination Variable and Fixed Annuity Contract

PART A
INFORMATION REQUIRED IN A PROSPECTUS

ARCHITECT®
GOLDENSELECT ACCESS®
GOLDENSELECT DVA PLUS®
GOLDENSELECT ESII®
GOLDENSELECT GENERATIONS®
GOLDENSELECT LANDMARK®
GOLDENSELECT LEGENDS®
GOLDENSELECT OPPORTUNITIES®
GOLDENSELECT PREMIUM PLUS®
WELLS FARGO LANDMARK
WELLS FARGO OPPORTUNITIES

DEFERRED COMBINATION VARIABLE AND FIXED ANNUITIES
issued by
Venerable Insurance and Annuity Company
and its
Separate Account B

Supplement Dated April 30, 2021

This supplement only affects you if you purchased the Minimum Guaranteed Income Benefit Rider with Form Number GA-RA-1047, GA-RA-1047(REV), GA-RA-1047(01/02), GA-RA-1047(10/02), IU-RA-1047 (01/05) or IU-RA-1047 (08/06) (hereinafter referred to as the “Eligible MGIB Riders”).

This supplement updates the prospectus for your variable annuity contract (the “Contract”) and describes an offer we are making to Contract owners with one of the Eligible MGIB Riders. Please read this supplement carefully and keep it with your prospectus for future reference. If you have any questions, please contact your financial representative or Customer Service at 1-877-235-8564. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.

Enhanced Surrender Value Offer

Beginning on August 17, 2020, the Company began offering Contract Owners that purchased a Contract with the Minimum Guaranteed Income Benefit Rider with Form Number GA-RA-1047, GA-RA-1047(REV), GA-RA-1047(01/02), GA-RA-1047(10/02), IU-RA-1047 (01/05) or IU-RA-1047 (08/06) (hereinafter referred to as the “Eligible MGIB Riders”) enhanced cash surrender value (“Enhanced Cash Surrender Value”) in exchange for surrendering the entire Contract (the “Offer”). If you accept the Offer, your entire Contract, which includes the Eligible MGIB Rider and any other endorsements and riders, will terminate and have no further value, force or effect. Any existing surrender charges will be waived if you accept the Offer. Additional details regarding the Offer are provided below.

No Action is Required on Your Part.  Acceptance of the Offer is optional. You are not required to accept the Offer or take any action under your Contract. If you do not accept the Offer, your entire Contract, which includes the Eligible MGIB Rider and any other endorsements and riders, will continue unchanged.

1

The Offer Will Not Be Appropriate for All Contract Owners and it May Not Be in Your Best Interest to Accept It. You should carefully review this information and make sure you understand the terms of the Offer. This Offer asks you to give up valuable benefits in return for the Enhanced Cash Surrender Value. Please consider carefully whether you no longer need or want the Contract, the guarantees provided by the Eligible MGIB Rider and any other optional living benefit riders or Death Benefits. Your financial professional can help you understand whether accepting the Offer would be appropriate for you given your personal circumstances and financial goals. Additionally, accepting the Offer by surrendering your Contract may result in tax liability. Please consult your tax and/or legal adviser regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach 59½ may result in a 10% tax penalty. You will be responsible for any taxes, including any tax penalty for a surrender before age 59½, upon Acceptance of the Enhanced Cash Surrender Value Offer, and taxes generally will be withheld from the Enhanced Cash Surrender Value when it is paid unless directed otherwise by you.

You should accept the Offer only when you determine, after knowing all the facts, that it is better for you to accept the Offer rather than continue to own your Contract, including the Eligible MGIB Rider and any other accompanying endorsements and riders.

When does the Enhanced Surrender Value Offer begin? The Offer is being made beginning on August 17, 2020, and does not have a set termination date.  When we receive your acceptance of the Offer in good order (your “Acceptance”), we will surrender your entire Contract for its Enhanced Cash Surrender Value. To be in “good order” your Acceptance must be made in a form satisfactory to us that has been properly signed and accurately completed with such clarity that we are not required to exercise any judgment or discretion in carrying it out. You may not accept the Offer for only a portion of your Contract’s surrender value.

Notwithstanding the foregoing, we may modify, suspend or terminate the Offer, including the Enhanced Surrender Value Percentage, defined below, at any time prior to your Acceptance of the Offer by providing a notice of such a modification, suspension or termination through a Prospectus Supplement filed with the SEC and sent to you and posted to your account on our website at www.venerable.com.  If we receive your Acceptance before notice of such a modification, suspension or termination, we will honor your Acceptance as submitted.  In the future we may make new, additional, or modified offers with different terms that may be more or less favorable than the terms described herein.  We reserve the right to reject any request to accept the offer if it is not received in good order before modification, suspension or termination of the Offer.

What will I receive if I accept the Offer?  If you choose to accept the Offer, we will pay you your Enhanced Cash Surrender Value in exchange for the surrender of your Contract. We will calculate the Enhanced Cash Surrender Value at the end of business on August 17, 2020, if your Acceptance is  received in good order prior to that date or at the end of the business day on which we receive in good order your Acceptance (the “Acceptance Date”). If we receive your Acceptance in good order after the close of trading of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on any business day, we will calculate the Enhanced Cash Surrender Value on the next business day. The Enhanced Cash Surrender Value will normally be paid within seven days after our receipt of Acceptance of the Offer in good order.

The Enhanced Cash Surrender Value will be calculated as follows:

(1)	The difference when the Contract Value is subtracted from the MGIB Benefit Base, but in no event less than zero; multiplied by
(2)	25% (the “Enhanced Surrender Percentage”); plus
(3)	The Contract Value.

Where (1) and (3) are each adjusted for any outstanding loan balance, where applicable, and the Contract Value is adjusted for any applicable charges and fees, except for surrender charges, which are waived.

The MGIB Benefit Base is a calculation used to determine the MGIB annuity income under the Eligible MGIB Rider.  For more information about the MGIB Benefit Base and how it is defined and calculated, please review your full Contract prospectus.  See the hypothetical examples below, which illustrate how we compute the Enhanced Cash Surrender Value.

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Will I be subject to a Market Value Adjustment if I accept the Enhanced Surrender Value Offer?  Yes, if you are invested in a Fixed Interest Allocation and the Acceptance Date does not occur on or within 30 days of the end of the guaranteed interest period, you will be subject to a Market Value Adjustment if you accept the Offer. The Market Value Adjustment may be positive, negative or result in no change. In general, if interest rates have risen during the guaranteed interest period the Market Value Adjustment may be negative and reduce your Contract Value. If interest rates have fallen during the guarantee period, you will likely receive a positive Market Value Adjustment that increases your contract value. For Additional information, please see the “Market Value Adjustment” section in APPENDIX B - Fixed Account II.

Will I incur a surrender charge if I accept the Enhanced Cash Surrender Value Offer? No, we will waive any applicable surrender charge(s) if you accept the Offer.

Why is the Company making this Enhanced Cash Surrender Value Offer? We believe that the Offer may be mutually beneficial to both us and to certain Contract Owners:
•
Contract Owner Benefits – The Company believes that the Offer may be beneficial to our Contract Owners who no longer need or want the guarantees provided by the Eligible MGIB Rider, any other optional living benefit riders or the Death Benefit. As noted above, accepting the Offer may not be appropriate for all Contract Owners and you should consult with your financial professional to determine if accepting the Offer is right for your personal and financial situation. You should also consult your tax and/or legal adviser regarding the tax consequences associated with surrendering your Contract by accepting the Offer.

•
Company Benefits – The Company is taking steps, such as making the Offer, to accelerate the run-off of a block of variable annuity contracts that are no longer offered for sale and through which the Eligible MGIB Rider is available, which is expected to reduce capital requirements and associated risks for this business segment. Providing guarantees under the Eligible MGIB Riders may be costly to the Company, particularly during periods of extended low interest rates, declining equity markets, and high volatility in either equity markets or interest rates.

How do I know if I am eligible to participate in the Enhanced Surrender Value Offer? The Offer is available to you if:
•	You are the owner (or joint owner) of an in-force Contract with an attached in-force Eligible MGIB Rider;
•	Death Benefits have not been paid (spouses who have elected spousal continuation under the Contract may be eligible to participate in the Offer); and
•	You have not fully annuitized your Contract or fully annuitized under the Eligible MGIB Rider.

What are some factors I should consider in deciding whether to accept the Enhanced Cash Surrender Value Offer? We urge you to carefully review this prospectus supplement and discuss the Offer with your financial, legal and/or tax adviser prior to making the decision to accept this Offer. Once you have surrendered your Contract in exchange for its Enhanced Cash Surrender Value, it cannot be undone. In deciding whether to accept the Offer, you should consider all factors relevant to your personal situation. Some of the factors you may wish to consider are:
•
Whether your situation has changed since the time you purchased the Contract and the Eligible MGIB Rider. For example, changes in health may make the long-term payments available under the Eligible MGIB Rider less important to you. Likewise, a personal financial emergency could make a payment of the Enhanced Cash Surrender Value more desirable than the long-term payments under the Eligible MGIB Rider;

•	The Enhanced Cash Surrender Value you receive may be less than the amount you would have received over your lifetime had you kept your Contract and the Eligible MGIB Rider in force;
•	Whether it is important for you to leave a Death Benefit to your beneficiaries;
•	Whether your need for an Enhanced Cash Surrender Value is more important to you than the tax deferral provided during the accumulation phase of the Contract;
•
Whether your need for an Enhanced Cash Surrender Value, after incurring any applicable Market Value Adjustment, outweighs the value of waiting to annuitize at a time when such charges and adjustments would not apply;

•	The tax impact of accepting the Offer. A surrender made before you reach 59½ may also result in a 10% tax penalty;
•	Whether accepting the Offer would have any additional financial impact to you; and
•
Whether you intend to transfer the Enhanced Cash Surrender Value to a different financial product (like another variable annuity). Transfer to other financial products may trigger payment of a sales charge, be subject to a new surrender charge, or have higher fees or less favorable benefits than the Contract and the Eligible MGIB Rider.

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We cannot provide you with advice as to how to consider these factors and how they may affect you personally, nor can we provide advice regarding any potential future increase or decrease of either your Contract Value or the value of any living benefit rider or Death Benefit. Please discuss with your financial professional whether the Offer is suitable for you based on your particular circumstances. When talking to your financial professional, be aware that they may receive a commission for selling you a new financial product and you should ask them to disclose any conflicts of interest that they might have when advising you about whether the Offer is right for you.

How will I be notified about the Offer? You received an offer letter prior to the beginning of the Offer that provided your estimated Enhanced Cash Surrender Value. Because your estimated Enhanced Cash Surrender Value may fluctuate until the Acceptance Date, you will not know the actual Enhanced Cash Surrender Value until we calculate it on the Acceptance Date. However, any withdrawals taken or transfers between Covered Funds, Special Funds and Excluded Funds prior to the Acceptance Date may affect your Contract Value and/or MGIB Benefit Base. See the “Contract Value” section of the full Contract prospectus for further information about the impact of withdrawals and transfers on the Contract Value.

What happens if I don’t take any action? If you take no action, your Contract and all attached in-force riders and endorsements will continue unchanged.

How can I accept the Enhanced Surrender Value Offer? To accept the Offer, you may complete the form included with your offer letter or contact Customer Service at 1-877-235-8564.

What else do I need to know? We may modify, suspend or terminate the Offer, including the Enhanced Surrender Value Percentage, at any time prior to your Acceptance of the Offer by providing a notice of such a modification, suspension or termination through a Prospectus Supplement filed with the SEC and sent to you and posted to your account on our website at www.venerable.com.  Also, in the future we may make new, additional, or modified offers with different terms that may be more or less favorable than the terms described herein.   By accepting the Offer in exchange for payment of the Enhanced Cash Surrender Value you will not be able to participate in any such future offers.

You should discuss this Offer with your financial representative to determine whether accepting the Offer is suitable for you given your unique financial position and future financial, retirement and insurance needs. You should not terminate your Contract under the Offer unless you determine, after consulting with your financial representative, that doing so is more beneficial to you than continuing to maintain your Contract and/or annuitizing under the Contract or under the Eligible MGIB Rider at a later date. You should discuss the tax impact of accepting the Offer with your financial, legal and/or tax adviser, particularly if your Contract is an IRA and you are or may be subject to required minimum distributions under the Internal Revenue Code.

You may want to discuss this Offer with the beneficiaries named in your Contract to determine whether you need the Death Benefit protection provided under the Contract.

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Hypothetical Examples of How the Enhanced Cash Surrender Value is Calculated.*

The Enhanced Cash Surrender Value will be calculated as follows:
(1)	The difference when the Contract Value is subtracted from the MGIB Benefit Base, but in no event less than zero; multiplied by
(2)	25% (the “Enhanced Surrender Percentage”); plus
(3)	The Contract Value.

Where (1) and (3) are each adjusted for any outstanding loan balance, where applicable, and the Contract Value is adjusted for any applicable charges and fees, except for surrender charges, which are waived.

Example A –  Assumptions:
•	Adjusted Contract Value = $90,000
•	Adjusted MGIB Benefit Base = $100,000
•	Enhanced Surrender Percentage = 25%

(1)	$100,000 - $90,000 = $10,000
(2)	$10,000 x 25% = $2,500
(3)	2,500+ $90,000 = $92,500

The Enhanced Cash Surrender Value equals $92,500, which is more than the adjusted contract value.

Example B –  Assumptions:
•	Adjusted Contract Value = $100,000
•	Adjusted MGIB Benefit Base = $90,000
•	Enhanced Surrender Percentage = 25%

(1)	$90,000 - $100,000 = $0
(2)	$0 x 25% = $0
(3)	$0 + $100,000 = $100,000

The Enhanced Cash Surrender Value equals $100,000, which is equal to the adjusted Contract Value because the difference when the Contract Value is subtracted from the MGIB Benefit Base cannot be less than zero.

Example C –  Assumptions:
•	Adjusted Contract Value = $100,000
•	Adjusted MGIB Benefit Base = $100,000
•	Enhanced Surrender Percentage = 25%

(1)	$100,000 - $100,000 = $0
(2)	$0 x 25% = $0
(3)	$0 + $100,000 = $100,000

The Enhanced Cash Surrender Value equals $100,000, which is equal to the adjusted Contract Value because the adjusted Contract Value and the adjusted MGIB Benefit Base are the same.

*
These Examples do not display the added value of waiving surrender charges, if any, if the Offer is accepted. These Examples also do not reflect the impact of the MVA or fees, if any, on the amount received if the Offer is accepted. For more information about the amount of any surrender charge that will be waived, the MVA and fees that may apply to you upon Acceptance of the Offer, please contact Customer Service at 1-877-235-8564.

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Venerable Insurance and Annuity Company
GoldenSelect Premium Plus®
April 30, 2021, Prospectus

This prospectus describes GoldenSelect Premium Plus®, a group and individual deferred combination variable and fixed annuity contract (the “Contract” or the “Contracts”) issued by Venerable Insurance and Annuity Company (the “Company,” “we,” “us” and “our”) through Separate Account B (the “Separate Account”).  The Contract has not been offered for new sales since March 15, 2010, and this prospectus describes the features and benefits of the Contract applicable to existing Contract Owners.

The Contract provides a means for the Contract Owner (“you” and “your”), to allocate your Contract Value to one or more available investment options, which include:
•	Subaccounts of the Separate Account, each which invests in an underlying mutual fund (the “Funds”) – See APPENDIX A for more information about the Funds available through the Contract; and
•
Fixed interest allocation options, which may have various guaranteed interest periods (“Fixed Interest Options”) See APPENDIX B and APPENDIX C for more information about the Fixed Interest Options that may be available through the Contract ..

Your Contract Value will vary daily to reflect the investment performance of the Subaccount(s) you select and any interest credited to your allocations to the Fixed Interest Options.  For Contracts sold in some states, not all Funds or Fixed Interest Options may be available.

This prospectus provides information that you should know before investing and should be kept for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the shareholder reports for the Funds available through your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Company electronically by writing to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or calling 1-800 366-0066.

You may elect to receive all future reports in paper free of charge.  You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling us at 1-800-366-0066.  Your election to receive reports in paper will apply to all Funds in which you choose to invest.

Your existing annuity may be subject to fees or penalties on surrender.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.  Additional information about certain investment products, including variable annuities, has been prepared by the staff of the SEC and is available at Investor.gov.

Allocations to a Subaccount investing in a Fund are not bank deposits and are not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.  The Contract is subject to investment risk, including the possible loss of the principal amount invested.

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SPECIAL TERMS

The following terms have special meaning and are used throughout this prospectus.   Other special terms are generally defined in the sections where those terms appear.

Annuitant	The person designated by you to be the measuring life in determining annuity payments.
Annuity Start Date	The date you start receiving annuity payments under your Contract.
Cash Surrender Value	The amount you receive when you surrender the Contract.
Claim Date	The date on which we calculate the value of the Death Benefit, which is the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork.
Contract
The legal agreement between the Contract Owner(s) and the Company that governs the terms of the GoldenSelect Premium Plus® variable annuity.  The Contract has two phases:
• The accumulation phase (the period between the Contract Date and the Annuity Start Date) during which the Contract Value may vary according to the investment experience of the Subaccounts of the Separate Account; and
• The payout phase (which begins on the Annuity Start Date) during which you receive regular annuity payments from the Contract).

Contract Date	The date the Contract became effective.
Contract Owner(s)	The person(s) or entity with all of the rights and options available through the Contract. Throughout this prospectus we use “you” and “your” to refer to the Contract Owner(s).
Contract Value	The total value of your investment in the Subaccounts of the Separate Account and the Fixed Interest Options available through the Contract.
Contract Year	The time period between each anniversary of the Contract Date.
Death Benefit	The amount paid to your designated beneficiaries upon your death. The Contract has a standard Death Benefit and optional enhanced Death Benefits.
Fixed Interest Options
Investment options that earn a stated amount of interest for a specified period of time (until its maturity date).  A withdrawal from a Fixed Interest Option more than 30 days before its maturity date may be subject to Market Value Adjustment.

Free Withdrawal Amount	The percentage of Contract Value that may be withdrawn from the Contract each year without incurring a surrender charge.
Funds	The underlying mutual funds in which the Subaccounts invest.
Market Value Adjustment	An adjustment to the Contract Value for transfers or withdrawals from a Fixed Interest Option more than 30 days from its maturity date. The adjustment may be positive, negative or have no effect.
Optional Benefits	Various features and benefits that you were able to choose to add to your Contract, typically when you applied for the Contract and for an additional cost.
Separate Account
Separate Account B, which is separate investment account of the Company that supports the Contract.  It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).  We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Subaccounts	Divisions of the Separate Account, each which invests exclusively in one underlying Fund. The value of each Subaccount will vary with the performance of its underlying Fund.

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KEY INFORMATION

Important information you should consider about the Contract:

FEES AND EXPENSES
Charges for Early Withdrawals
If you withdraw money from or surrender the Contract within nine (9) years following a premium payment, you may be assessed a surrender charge.   The surrender charge is a percentage of the premium withdrawn or surrendered, and the maximum surrender charge is 8% of each premium payment withdrawn or surrendered.   For example, if you make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 premium payment.  See “Surrender Charge” for more information.

Transaction Charges
In addition to surrender charges, there may be an additional charge if:
• You transfer Contract Value between Subaccounts;
• You request that withdrawal proceeds be mailed for overnight delivery;
• State or local premium taxes become due: or
• You take a 403(b) Plan Loan.
See “Charges Deducted from the Contract Value.”

Ongoing Fees and Expenses (annual amounts)
Minimum and Maximum Annual Fee Table.  The table below describes the fees and expenses that you may pay each year, depending on the options you choose.   Refer to your Contract schedule pages for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract	1.57%[1]	1.57%[1]
	Investment options (Fund fees and expenses)	0.51%[2]	1.50%[2]
	Optional Benefits available for an additional charge (for one optional benefit, if elected)	0.30%[3]	1.50%[3]
See “Charges Deducted from the Subaccounts” and “Optional Rider Charges” for more information.
Because your Contract is customizable, the choices you make affect how much you will pay.   To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.   This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,813	Highest Annual Cost: $4,275
Assumes:
• Investment of $100,000;
• 5% annual appreciation;
• Least expensive Contract and Fund fees and expenses;
• No Optional Benefits;
• No sales charges; and
• No additional purchase payments, transfers, or withdrawals.

Assumes:
• Investment of $100,000;
• 5% annual appreciation;
• Most expensive Contract and combination of Optional Benefits and Fund fees and expenses;
• No sales charges; and
• No additional purchase payments, transfers, or withdrawals.

1
As a percentage of Account Value in each Subaccount.  This fee includes the 1.40% Mortality and Expense Risk Charge and the 0.15% Annual Asset Based Administrative Charge as described in the Contract and in prior prospectuses and the $40 Annual Administrative Fee converted into an annual percentage equal to  0.02%.  The Annual Administrative Fee is waived if your total premium payments are $100,000 or more or if your Contract Value at the end of a Contract Year is $100,000 or more.  The minimum amount reflects this waiver, while the maximum amount does not.

2	As a percentage of Fund assets.
3	As a percentage of Contract Value or Benefit Base depending on the optional benefit elected.

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RISKS See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” for more information
Risk of Loss	You can lose money investing in the Contract, including loss of principal.
Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate if you need ready access to cash.

Surrender charges apply for up to nine years after each premium payment.   They will reduce the value of your Contract if you withdraw money from or surrendered your Contract during that time.   A Market Value Adjustment may also apply for withdrawals or surrenders from the Fixed Interest Options before the end of its guaranteed interest period.   The benefits of tax deferral and living benefit protections also mean the Contract is more beneficial to investors with a long-term investment time horizon.

Risks Associated with the Investment Options
An investment in the Contract is subject to the risk of poor investment performance of the investment options you choose.

Each available Fund and Fixed Interest Option has its own unique risks, and you should review information about each investment option, including the Fund prospectuses, before making an investment decision.

The Funds you choose may impact the benefits under the Optional Benefits you chose.  See “LIVING BENEFIT RIDERS for more information.

Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract, including those related to any Fixed Interest Option, are subject to the financial strength and claims paying ability of the Company.   If the Company experiences financial distress, it may not be able to meet its obligations to you.   More information about the Company, including its financial strength, is available on request by calling Customer Service at 1-800-366-0066.

RESTRICTIONS
Investment Options
There may be a $25 charge for each transfer between Subaccounts after the first 12 in a Contract Year.  See “Charges Deducted from the Contract Value” for more information.

We reserve the right to close or remove Funds to future investment and to substitute Funds that are available under the Contract.   Additionally, we may restrict or limit the Guaranteed Interest Periods that are available under the Fixed Interest Options.  See “Addition, Deletion or Substitution of Subaccounts and Other Changes” for more information.

The Contract is not designed to serve as a vehicle for frequent transfers.  We monitor for excessive trading and reserve the right to limit the number of transfers you may make between investment options and may otherwise modify or terminate transfer privileges.   We may also suspend electronic trading privileges for those that are found to have violated our Excessive Trading Policy.  See “TRANSFERS AMONG YOUR INVESTMENTS-Excessive Trading Policy” for more information.,

Optional Benefits
We may restrict or limit amounts that may be allocated to certain Funds.  Additionally, for many Optional Benefits we categorize Funds according to volatility, and investment in Funds outside of certain categories can have a negative impact those Optional Benefits.  We may change a category into which a Fund is placed in the future.  See “LIVING BENEFIT RIDERS” for more information.

A withdrawal may terminate or reduce the value of an optional living or death benefit by more than the amount of the withdrawal because withdrawals can reduce a benefit on a proportional basis.  A proportional reduction is based on the change in Contract Value resulting from the withdrawal, not the amount withdrawn.  See “OPTIONAL LIVING BENEFIT RIDERS” and “DEATH BENEFIT CHOICES” for more information.

Once elected, an Optional Benefit generally cannot be cancelled separately from the Contract.  None of the Optional Benefits are currently available for election.  See “DEATH BENEFIT CHOICES” for more information.

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TAXES See “TAX CONSIDERATIONS” for more information.
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.

If you purchased the contract through a tax-qualified retirement plan or individual retirement account (“IRA”) you do not get any additional tax deferral.

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may pay a 10% penalty tax for withdrawals and surrenders before age 59 ½.

CONFLICTS OF INTEREST See “Selling the Contract” for more information.
Investment Professional Compensation
Although the Contracts are no longer offered for new sales, firms and their registered representatives that sold the Contract may receive commissions on additional premium payments and may also be paid trail commissions for past sales activity based on the values of Contracts sold through the firm.  This compensation is not paid directly by Contract Owners or the Separate Account.  This compensation may have influenced your investment professional to offer or recommend the Contract over another investment and could influence your investment professional to recommend keeping the Contract.

Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the Contract you already own.   You should only exchange your Contract if you determine, after comparing the features, benefits, fees, and risks of both contracts, that it is preferable for you to exchange your Contract for a new contract rather than to continue to own your existing Contract.

OVERVIEW OF THE CONTRACT

Purposes of the Contract

The Contract is no longer available for new purchasers.  The Contract was available in connection with certain retirement arrangements that qualified for special federal income tax treatment (“qualified Contracts”) under the Internal Revenue Code of 1986, as amended (the “Tax Code”), as well as those that did not qualify for such special tax treatment (“nonqualified Contracts”).
The Contract has two principal phases:
•
The accumulation phase is the period between the date the Contract became effective (the “Contract Date”) and the date you start receiving annuity payments under your Contract (the “Annuity Start Date”).  During the accumulation phase your Contract Value may grow or decrease depending on the performance of the investment options you have selected; and

•
The income phase begins on the Annuity Start Date and is the period during which you receive regular annuity payments from your Contract according to the annuity option you choose.  Once you begin receiving annuity payments, you will not be able to take additional withdrawals, the Contract’s living benefits terminate and the Death Benefit, if any, will be as provided under the annuity option selected.

During the accumulation phase the Contract gives you the potential to grow your assets by allocating your Contract Value to one or more of the available investment options, which include:
•
Funds, which are available through an investment in the corresponding Subaccount of the Separate Account.  See APPENDIX A for more information about each available Fund, including its investment objective, adviser and subadviser(s), if any, current expenses, and performance; and

•
Fixed Interest Options, which may have various guaranteed interest periods, and provide a way to earn a fixed rate of interest.  The available Fixed Interest Options may vary by state of issue.  See APPENDIX B, APPENDIX C, and your Contract for more information.

6

The Contract also has various other features and benefits that may be available at an additional cost and that are summarized below.

Withdrawal Benefits.  The following three types of withdrawals are currently available under the Contract during the accumulation phase:
•	Regular withdrawals, which must be at least $100, may be subject to surrender charges and a Market Value Adjustment;
•	Systematic withdrawals, which may be a fixed amount or a percentage of premiums not previously withdrawn, may be taken monthly, quarterly, or annually;
•	IRA withdrawals, which are available under a non-Roth IRA Contract, allow for withdrawals necessary to comply with the minimum distribution requirements under the Tax Code.

See the “WITHDRAWALS” section for more information

Annuity Options.  Various annuity options are available during the income phase of the Contract that allow for payments:
•	For the life of the Annuitant;
•	For a fixed number of years;
•	For the life of the annuitant with payments guaranteed for a fixed number of years;
•	For the lives of two persons; or
•	According to another annuity option we may make available.

See “ANNUITY OPTIONS” section for more information

Death Benefits.  The Contract has a Standard Death Benefit and the following two optional Death Benefits were available, each which have the potential to enhance the Standard Death Benefit:
•	Annual/Quarterly Ratchet Enhanced Death Benefit; and
•	Max 7 Enhanced Death Benefit.

The applicable death benefit is paid when either the Contract Owner or the first joint of owners or the Annuitant (when the Contract owner is not an individual) dies before the Annuity Start Date.  See the “DEATH BENEFIT” section for more information.

Additionally, the Earnings Multiplier Benefit Rider, if elected, enhances the applicable death benefit equal to a certain percentage of gain in the Contract, adjusted for withdrawals.

Optional Living Benefits.  Living benefit riders were available with the Contract, and they each offered a level of protection against the investment risks with your Contract:
•	The Minimum Guaranteed Income Benefit rider, which may be appropriate if you are concerned about having a minimum amount of income in annuitizing your Contract;
•	The Life Pay and LifePay Plus Minimum Guaranteed Withdrawal Benefit riders, which may be appropriate for those concerned about outliving your income; and
•	The Joint LifePay and LifePay Plus Minimum Guaranteed Withdrawal Benefit riders, which may be appropriate for those who are married and concerned about you and your spouse outliving your income.

See the “LIVING BENEFIT RIDERS” section for more information.

Loans.  Loans are available through the Contracts issued in relation to 403(b) plans.  See the “403(b) PLAN LOANS” section for more information.

You should regularly review with your investment professional your Contract’s features and benefits and its corresponding fees and charges to determine if it continues to meet your financial goals given your investment time horizon, liquidity needs, and risk tolerance.

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FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or taking withdrawals from the Contract.  Please refer to your Contract schedule pages for information about the specific fees you will pay each year based on the options you have elected.   See “CHARGES AND FEES” for more information.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender, or take withdrawals from the Contract or transfer Contract Value between investment options.  State premium taxes may also be deducted.

Transaction Expenses4

Standard Surrender Charge
Complete Years Since Premium Payment	0	1	2	3	4	5	6	7	8	9	+
Surrender Charge (as a percentage of premium payment withdrawn)	8%	8%	8%	8%	7%	6%	5%	3%	1%	0%
Transfer Charge		$25 per transfer, currently zero
Premium Tax[5]		0% to 3.5%
Overnight Charge[6]		$20
Loan Fee[7]		$25

The next table describes the charges that you will pay each year during the time that you own the Contract (not including Fund fees and expenses).  If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expense[8]	$40
Base Contract Expense[9]	1.55% of the average Contract Value in each Subaccount
Optional Benefit Expenses:[10]
• Annual/Quarterly Ratchet Enhanced Death Benefit[11]	0.30% of the average Contract Value in each Subaccount.
• Max 7 Enhanced Death Benefit	0.55% of the average Contract Value in each Subaccount.
• Earnings Multiplier Benefit Rider[12]	0.30% of the average Contract Value.
• Minimum Guaranteed Income Benefit Rider	1.50% of MGIB Charge Base (the current charge is 0.75%)
• LifePay Plus Minimum Guaranteed Withdrawal Benefit Rider	1.50% of LifePay Plus Base (the current charge is 0.85%)
• Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit Rider	1.50% of Joint LifePay Plus Base (current charge is 1.05%)
Loan Interest Rate Spread	3.00% of the amount allocated to the special loan account

4	If you invested in the Fixed Account, a Market Value Adjustment may apply to certain transactions. This may increase or decrease your Contract Value and/or your transfer or surrender amount.
5	Any premium tax is deducted from the Contract Value.
6	You may choose to have this charge deducted from the net amount of a withdrawal you would like sent to you by overnight delivery service.
7	Loans are available only through Contacts issued in relation to certain 403(b) plans. The fee is deducted from the Contract Value for each loan.
8
We deduct this charge on each Contract anniversary and on surrender.  We waive this charge if the total of your premium payments is $100,000 or more, or if your Contract Value at the end of a Contract Year is $100,000 or more.

9	The Base Contract Expense includes the 1.40% Mortality and Expense Risk Charge and the 0.15% Annual Asset Based Administrative Charge as described in the Contract and in prior prospectuses.
10
Optional rider charges are expressed as a percentage, rounded to the nearest hundredth of one percent.  The basis for an optional rider charge is sometimes a charge base, benefit base or contract value, as applicable.  Optional rider charges are deducted from the contract value in your Subaccount allocations (and/or your Fixed Interest Option allocations if there is insufficient contract value in the Subaccounts).

11
Before January 12, 2009, the Quarterly Ratchet Enhanced Death Benefit was available instead of the Annual Ratchet Enhanced Death Benefit for the same charge.  For Contracts with the Quarterly Ratchet Enhanced Death Benefit purchased before April 28,2008, the charge was 0.25%.

12	Currently deducted quarterly.

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The next item shows the minimum and maximum total annual operating expenses of the Funds currently available for investment that you may pay periodically during the time that you own the Contract.  A complete list of Funds available through the Contract, including their annual expenses, can be found in Appendix A of this prospectus.

Total Annual Fund Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)[13]	0.51%	1.50%

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include annual Contract expenses, annual Fund expenses, and transaction expenses except any transfer charges, premium taxes, and overnight charges are excluded.

The examples assume that you invest $100,000 in the Contract for the time periods indicated.  The examples assume that your investment has a 5% return each year and assume the most expensive combination of annual Fund expenses and Optional Benefits available for an additional charge.  Although your costs may be higher or lower, based on these assumptions your costs would be:
Example 1: If you surrender or annuitize your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$13,170	$23,763	$33,707	$55,728

Example 2: If you do not surrender or annuitize your Contract:
1 year	3 years	5 years	10 years
$5,170	$15,763	$26,707	$55.728

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

There are several risks associated with purchasing and owning the Contract, which are summarized below.

Risk of Loss.  You can lose money investing in the Contract, including loss of principal and getting back less than you invested in the Contract.

Risk of Poor Investment Performance.  You should regularly evaluate the Contract's long-term investment potential and risks.  For amounts you allocate to the Subaccounts of the Separate Account:
•	Your values will fluctuate with the markets, interest rates, and the performance of the underlying Funds;
•	You assume the risk that your values may decline or not perform to your expectations;
•	Each Fund has various investment risks, and some funds are riskier than others;
•	There is no assurance that any of the Funds will achieve its stated investment objective;
•	The particular risks associated with each Fund are detailed in the Fund’s prospectus; and
•	You should read each Fund's prospectus and understand the risks associated with it before allocating Contract Value to its corresponding Subaccount.

For amounts you allocate to the Fixed Interest Options:
•	Interest rates we declare will change over time to reflect then current market conditions; and
•	You assume the risk that interest rates for guaranteed interest periods in the future may be less than current interest rates for the same or similar guaranteed interest periods.

You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate given your financial goals, investment time horizon and risk tolerance.

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These are the minimum and maximum Fund fees and expenses before any expense reimbursements or fee waiver arrangements.  Please note that the Fund fees shown in APPENDIX A are after (net of) any expense reimbursements or fee waiver arrangements.

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The Contract is not a short-term investment.   The Contract is not appropriate if you need ready access to cash.  Surrender charges apply for nine years after each premium payment.  They will reduce the value of your Contract if you withdraw money from or surrender your Contract during that time.  A Market Value Adjustment may also apply for withdrawals or surrenders from the Fixed Interest Options before the end of its guaranteed interest period.  The benefits of tax deferral and the optional living benefit protections also mean the Contract is more beneficial to investors with a long-term investment time horizon.

Insurance Company and Business Continuity Risks.  Any obligations, guarantees, and benefits of the Contract, including those related to any Fixed Interest Options, are subject to the financial strength and claims paying ability of the Company.  If the Company experiences financial distress, it may not be able to meet its obligations to you.   More information about the Company, including its financial strength, is available on request by calling Customer Service at 1-800-366-0066.

All businesses are subject to potential business disruption because of, among other things, power outages, weather related events, natural disasters and public health and safety concerns, including those associated with pandemics.  To help prepare for these types of events, the Company has adopted a comprehensive approach to planning for possible disruptions to its critical business operations that allows it to quickly react in the event of a crisis or other major event.  This approach includes crisis management, business continuity, business impact, disaster recovery and crisis communication elements that are regularly monitored and tested so as to reduce the risk that our business operations are materially disrupted for a significant period of time.

Cyber-Security Risks.  Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks.  These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service attacks on websites, and other operational disruption and unauthorized release of confidential customer information.  Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks.  In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.  See “Cyber Security Risks” for more information.

VENERABLE INSURANCE AND ANNUITY COMPANY AND ITS SEPARATE ACCOUNT B

The Company

We are an Iowa stock life insurance company that is authorized to sell insurance and annuities in all states, except New York, and the District of Columbia.  We are engaged in the business of administering insurance and annuities, and we no longer sell or issue any new insurance or annuity contracts.  Our principal office is located at 699 Walnut Street, Suite 1350, Des Moines, Iowa 50309-3942.

Prior to September 1, 2019, we were known as Voya Insurance and Annuity Company.  Prior to September 1, 2014, we were known as ING USA Annuity and Life Insurance Company.  Prior to January 1, 2004, we were known as Golden American Life Insurance Company.  On June 1, 2018 we became an indirect wholly owned subsidiary of VA Capital Company LLC, an insurance holding company organized under Delaware law (“VA Capital”).  Our direct parent company is Venerable Holdings, Inc.  (“Venerable”).

Although we are a subsidiary of VA Capital and Venerable, neither VA Capital nor Venerable are responsible for the obligations under the Contract.  The obligations under the Contract are solely our responsibility.

Financial Statements.   Financial statements and the related notes to financial statements for Venerable Insurance and Annuity Company are included in the Statement of Additional Information (“SAI”). Please see “STATEMENT OF ADDITIONAL INFORMATION” on the back cover of this prospectus for information about how to obtain copies of these financial statements.

Separate Account B

Separate Account B was established as a separate account of the Company on July 14, 1988.  It is registered with the SEC as a unit investment trust under the 1940 Act.  Separate Account B is a separate investment account used for our variable annuity contracts.  We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

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Separate Account B is divided into Subaccounts.  Each Subaccount invests exclusively in shares of one Fund.  Each Fund has its own distinct investment objectives and policies.  Income, gains and losses, realized or unrealized, of a Fund are credited to or charged against the corresponding Subaccount of Separate Account B without regard to any other income, gains or losses of the Company.  Assets equal to the reserves and other Contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company.  They may, however, be subject to liabilities arising from Subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account B.

If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account.  The fees we charge for the Contract constitute excess assets that we transfer to the general account.  We are obligated to pay all benefits and make all payments provided under the Contracts and will keep the Separate Account fully funded to cover such liabilities.

Addition, Deletion or Substitution of Subaccounts and Other Changes.   We may make additional Subaccounts available to you under the Contract.  These Subaccounts will invest in Funds we find suitable for your Contract.  We may also withdraw or substitute Funds, subject to the conditions in your Contract, compliance with regulatory requirements and subject to SEC approval.

We do not guarantee that each Fund will always be available for investment through the Contract.  If we feel that investment in any of the Funds has become inappropriate for the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) combine two or more accounts or substitute another portfolio for existing and future investments.  Whether a Fund has become inappropriate for the purposes of the Contract will be determined by us based upon factors that include, but are not limited to, the Fund’s fees and expenses, performance history, actual or potential impact on our hedging program used to support our Contract guarantees, and the availability through the Contract of similarly styled and/or managed Funds.  If you elected the dollar cost averaging, systematic withdrawals, or automatic rebalancing programs, or if you have other outstanding instructions and we substitute or otherwise eliminate a Fund subject to those instructions, we will execute your instructions using the substituted or proposed replacement Fund, unless you request otherwise.  If the most recent allocation instructions we have on file do not include any available Subaccounts, the amount to be allocated will be returned unless you provide us with alternative allocation instructions.  The substitute or proposed replacement Fund may have higher fees and charges than any Fund it replaces.

Subject to SEC approval, we reserve the right to:
•	Deregister Separate Account B under the 1940 Act;
•	Operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust;
•	Operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account;
•	Restrict or eliminate any voting rights as to Separate Account B;
•	Combine Separate Account B with other accounts; and
•	Transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Contract belongs.

We will provide you with written notice before we make any of these changes.

Voting Rights.   We will vote the shares of a Fund owned by Separate Account B according to your instructions.  However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Fund in our own right, we may decide to do so.

We determine the number of shares that you have in a Subaccount by dividing the Contract’s Contract Value in that Subaccount by the net asset value of one share of the Fund in which a Subaccount invests.  We count fractional votes.  We will determine the number of shares you can instruct us to vote 180 days or less before a Fund shareholder meeting.  We will ask you for voting instructions by mail at least ten days before the meeting.  If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contract Owners invested in that Subaccount.  We will also vote shares we hold in Separate Account B which are not attributable to Contract Owners in the same proportion.  The effect of proportional voting is that a small number of Contract Owners may decide the outcome of a vote.

Financial Statements.   The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Separate Account B are included in the SAI.  Please see “STATEMENT OF ADDITIONAL INFORMATION” on the back cover of this prospectus for information about how to obtain copies of these financial statements.

11

THE FUNDS

You will find more detailed information about each Fund currently available under your Contract in “APPENDIX A” including each Fund’s name and share class, investment objective, investment adviser and subadviser(s), if applicable, current expenses, and performance.

If you received a summary prospectus for any of the underlying Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the contact information shown on the front of the Fund’s summary prospectus.

Please refer to the Fund prospectuses for additional information and read them carefully before investing.  Fund prospectuses may be obtained, free of charge, by calling Customer Service at 1-800-366-0066, by accessing the SEC’s website or by contacting the SEC Public Reference Branch.  Consult with your investment professional to determine if the Funds may be suited to your financial needs, investment time horizon, and risk comfort level.  You should periodically review these factors to determine if you need to change your allocation among the Funds.

Selection of Underlying Funds

The underlying Funds available through the Contract described in this prospectus are determined by the Company.  When determining which underlying Funds to make available, we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying Fund or its service providers (e.g., the investment adviser or subadvisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts.  (For additional information on these arrangements, see “Revenue from the Funds.”) We review the Funds periodically and may, subject to certain limits or restrictions, remove a Fund or limit its availability to new investment if we determine that a Fund no longer satisfies one or more of the selection criteria and/or if the Fund has not attracted significant allocations under the Contract.  We have included certain Funds at least in part because they were managed or subadvised by our affiliates or former affiliates.

We do not recommend or endorse any particular Fund and we do not provide investment advice.

Fund of Funds

Certain Funds are designated as “Fund of Funds.”  Funds offered in a Fund of Funds structure may have higher fees and expenses than a Fund that invests directly in debt and equity securities.  The Fund prospectuses disclose the aggregate annual operating expenses of each Fund and its corresponding underlying Fund or Funds.  These Funds are identified in Appendix A.

Funds with Managed Volatility Strategies

As described in more detail in the Fund prospectuses, certain Funds employ a managed volatility strategy that is intended to reduce the Fund’s overall volatility and downside risk.  Funds that employ a managed volatility strategy help us manage the risks associated with providing certain guarantees under the Contract.  During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Fund with substantially similar investment objectives, policies, and strategies that does not utilize a volatility management strategy.  In addition, the cost of these hedging strategies may have a negative impact on investment performance.  On the other hand, investing in Funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances.  In such cases, your Contract Value may decline less than would have been the case if you had not invested in Funds with a managed volatility strategy.  There is no guarantee that a managed volatility strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected.  Funds that employ a managed volatility strategy are identified in Appendix A.

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Restricted Funds

Currently, no Funds have been identified as Restricted Funds under the Contract.  Notwithstanding, we may, with 30 days’ notice to you, designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund.  We may also change the limitations on existing Contracts with respect to new premiums added to Funds and with respect to new transfers to Funds.  We may establish any limitations, at our discretion, as a percentage of premium or Contract Value, or as a specified dollar amount, and change the limitation at any time.  Currently, we have not designated any investment option as a Restricted Fund.  If we designate an investment option as a Restricted Fund or set applicable limitations, such change will apply only to transactions made after the designation.

We limit your investment in the Restricted Funds on an aggregate basis for all Restricted Funds and for each individual Restricted Fund.  Currently, we limit an investment in Restricted Funds to the following limitations:
•	No more than $999,999,999; and
•	No more than 30 percent of Contract Value.

We may change these limits, at our discretion, for new contracts, premiums, transfers or withdrawals.

We monitor the aggregate and individual limits on investments in Restricted Funds for each transaction (e.g. premium payments, reallocations, withdrawals, dollar cost averaging).  If the Contract Value in the Restricted Funds has increased beyond the applicable limit due to market growth, we will not require the reallocation or withdrawal of Contract Value from the Restricted Funds.  However, if the Contract Value in the Restricted Funds exceeds the aggregate limit, if you take a withdrawal, it must come from either the Restricted Funds or proportionally from all investment options in which Contract Value is allocated, so that the percentage of Contract Value in the Restricted Funds following the withdrawal is less than or equal to the percentage of Contract Value in the Restricted Funds prior to the withdrawal.

We will allocate proportionally the portion of any premium payment that exceeds the limits with a Restricted Fund to your other investment option choices not designated as Restricted Funds, or to a specially designated Subaccount if there are none (currently, the Voya Government Liquid Assets Portfolio), unless you instruct us otherwise.

We will not permit a transfer to the Restricted Funds if it would increase the Contract Value in the Restricted Fund or in all Restricted Funds to more than the applicable limits set forth above.  If the total amount of your requested transfer exceeds the applicable limits, we will inform you or your agent/registered representative that we will not process any part of the transfer and that new instructions will be required.  We will not limit transfers from Restricted Funds.  If the multiple reallocations lower the percentage of total Contract Value in Restricted Funds, we will permit the reallocation even if the percentage of Contract Value in a Restricted Fund is greater than its limit.

Please see “WITHDRAWALS” and “TRANSFERS AMONG YOUR INVESTMENT OPTIONS – Excessive Trading Policy” in this prospectus for more information on the effect of Restricted Funds.

Covered Funds, Special Funds and Excluded Funds

For purposes of determining Death Benefits and benefits under certain living benefit riders, we assign the investment options to one of three categories of Funds.  The categories are:
•	Covered Funds;
•	Special Funds; and
•	Excluded Funds.

Allocations to Covered Funds participate fully in all guaranteed benefits.  Allocations to Special Funds could affect the Death Benefit and/or optional benefit rider guarantee that may otherwise be provided.  Allocations to Excluded Funds do not participate in any guaranteed benefits, due to their potential for volatility.  No investment options are currently designated as Excluded Funds.

13

Designation of investment options under these categories may vary by benefit.  For example, we may designate an investment option a Special Fund for purposes of calculating a benefit under an optional benefit rider, but not a Death Benefit, or for calculating one Death Benefit and not another.  We may, with 30 days’ notice to you, designate any investment option as a Special or Excluded Fund with respect to new premiums added to such investment option and also with respect to new transfers to such investment option.  For more information about these categories of Funds with a Death Benefit, please see “DEATH BENEFIT CHOICES – Death Benefit During the Accumulation Phase” and APPENDIX F for examples.  These categories of Funds also apply to the Minimum Guaranteed Income Benefit rider.  Please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”)” for more information.

Revenue from the Funds

The Company or its affiliates may receive compensation from each of the Funds or the Funds’ affiliates.  This revenue may include:
•	A share of the management fee or payment of other amounts (sometimes referred to as revenue sharing);
•	For certain share classes, 12b-1 fees; and
•	Service fees.

12b-1 fees are used to compensate the Company and its affiliates for distribution related activity.  Service fees and additional payments (sometimes collectively referred to as sub-accounting fees) help compensate the Company and its affiliates for administrative, recordkeeping or other services that we provide to the Funds or the Funds’ affiliates, such as:
•	Communicating with customers about their Fund holdings;
•	Maintaining customer financial records;
•	Processing changes in customer accounts and trade orders (e.g., purchase and redemption requests);
•	Recordkeeping for customers, including subaccounting services;
•	Answering customer inquiries about account status and purchase and redemption procedures;
•	Providing account balances, account statements, tax documents and confirmations of transactions in a customer’s account;
•	Transmitting proxy statements, annual and semi-annual reports, Fund prospectuses, and other Fund communications to customers; and
•	Receiving, tabulating, and transmitting proxies executed by customers.

The management fee, 12b-1 fees, and service fees are deducted from Fund assets.  Any such fees deducted from Fund assets are disclosed in the Fund prospectuses.  Additional payments, which are not deducted from Fund assets and may be paid out of the legitimate profits of Fund advisers and/or other Fund affiliates, do not increase, directly or indirectly, Fund fees and expenses, and we may use these additional payments to finance the costs associated with past distribution of the Contract.

The amount of revenue the Company may receive from each of the Funds or from the Funds’ affiliates may be substantial, although the amount and types of revenue vary with respect to each of the Funds offered through the Contract.  This revenue is one of several factors we consider when determining Contract fees and expenses and whether to offer a Fund through our contracts.  Fund revenue is important to the Company’s profitability.

Assets allocated to Funds formerly affiliated with the Company, meaning Voya Funds managed by Voya Investments, LLC or another Voya affiliate, generally generate the largest dollar amount of revenue for the Company.  Assets allocated to Funds that were never affiliated with the Company generate lesser, but still substantial dollar amounts of revenue for the Company.  The Company expects to earn profit from this revenue to the extent it exceeds the Company’s expenses, including the payment of sales compensation to our distributors.

Revenue Received from Formerly Affiliated Voya Funds.  The revenue received by the Company from the formerly affiliated Voya Funds may be based either on an annual percentage of average net assets held in the Fund by the Company or a share of the Fund’s management fee.

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In the case of formerly affiliated Voya Funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the formerly affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser.  Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the formerly affiliated investment adviser and ultimately shared with the Company.  The sharing of the management fee between the Company and the formerly affiliated investment adviser does not increase, directly or indirectly, Fund fees and expenses.  The Company may also receive additional compensation in the form of intercompany payments from a formerly affiliated Fund’s investment adviser or the investment adviser’s parent in order to allocate revenue and profits across the organization.  The intercompany payments and other revenue received from the formerly affiliated Voya Funds provide the Company with a financial incentive to offer these Funds through the Contract rather than other Funds.

Additionally, in the case of formerly affiliated Voya Funds subadvised by third parties, no direct payments are made to the Company or the formerly affiliated investment adviser by the subadvisers.

Revenue Received from Funds Never Affiliated with the Company.  Revenue received by the Company from Funds that were never affiliated with the Company is based on an annual percentage of the average net assets held in that Fund by the Company.  Some of these Funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

The BlackRock Global Allocation V.  I.  Fund is the only Fund currently open and available for investment through the Contract that is not a formerly affiliated Voya Fund.  We receive more revenue from the formerly affiliated Voya Funds than we do from this BlackRock V.  I.  Fund.

Possible Conflicts of Interest

If, due to differences in tax treatment or other considerations, the interests of Contract Owners of various contracts participating in the Funds conflict, we, the Boards of Trustees or Directors of the Funds, and any other insurance companies participating in the Funds will monitor events to identify and resolve any material conflicts that may arise.

Fund Expenses

Fees are deducted from the value of the Fund shares on a daily basis, which in turn affects the value of each Subaccount that purchases Fund shares.  Please see “CHARGES AND FEES – Fund Expenses” for more information.

CHARGES AND FEES

We deduct the Contract charges described below to compensate us for our costs and expenses, services provided, and risks assumed under the Contracts.  We incur certain costs and expenses for distributing and administering the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts.  Some of the charges are for optional riders, so they are only deducted if you elect to purchase the rider.  The amount of a Contract charge will not always correspond to the actual costs associated with the charge.  For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided.  We expect to profit from the charges, including the Base Contract Expense and rider and benefit charges, and we may use such profits to finance the costs associated with past distribution of the Contract.

Charge Deduction Subaccount

You may elect to have all charges deducted from your Contract Value, except daily charges, deducted directly from a single Subaccount designated by the Company.  Currently, we use the Voya Government Liquid Assets Portfolio for this purpose.  If you do not elect this option, or if the amount of the charges is greater than the amount in the designated Subaccount, we will deduct the charges as discussed below.  You may cancel this option at any time by sending notice to Customer Service in a form satisfactory to us.

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Charges Deducted from the Contract Value

We deduct the following charges from your Contract Value:

Surrender Charge.  We will deduct a surrender charge if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the nine year period from the date we receive and accept a premium payment.

We base the surrender charge on a percentage of each premium payment withdrawn.  The surrender charge is based on the amount requested for withdrawal.  The surrender charge is deducted from the Contract Value remaining after you have received the amount requested for withdrawal.  This charge is intended to cover sales expenses that we have incurred.  We may reduce or waive the surrender charge in certain situations.  We will never charge more than the maximum surrender charge.  The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made.  We determine the surrender charge as a percentage of each premium payment as follows:
Complete Years Since Premium Payment	0	1	2	3	4	5	6	7	8	9+
Surrender Charge (as a percentage of Premium Payment withdrawn)	8%	8%	8%	8%	7%	6%	5%	3%	1%	0%

Waiver of Surrender Charge for Extended Medical Care or Terminal Illness.  We will waive the surrender charge in most states in the following events:
•
You begin receiving qualified extended medical care on or after the first Contract anniversary for at least 45 days during a 60-day period and we receive your request for the surrender or withdrawal, together with all required documentation at Customer Service during the term of your care or within 90 days after the last day of your care; or

•	You are first diagnosed by a qualified medical professional, on or after the first Contract anniversary, as having a qualifying terminal illness.

We have the right to require an examination by a physician of our choice.  If we require such an examination, we will pay for it.  You are required to send us satisfactory written proof of illness.  See your Contract for more information.  The waiver of surrender charge may not be available in all states.

Free Withdrawal Amount.  The Free Withdrawal Amount in any Contract Year is 10% of your Contract Value, including any Premium Credits, on the date of the withdrawal less any prior withdrawals during that Contract Year.  The Free Withdrawal Amount does not constitute a withdrawal of premiums.

Surrender Charge for Excess Withdrawals.  We will deduct a surrender charge for excess withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the Tax Code.  We consider a withdrawal to be an excess withdrawal when the amount you withdraw in any Contract Year exceeds the Free Withdrawal Amount.  If any single withdrawal or sum of withdrawals exceeds the Free Withdrawal Amount, then you will incur a surrender charge on the excess portion, no matter that the withdrawal is a regular withdrawal or a systematic withdrawal.  Premium taxes may also apply.  We will deduct such charges from the Contract Value in proportion to the Contract Value in each Subaccount or Fixed Interest Option from which the excess withdrawal was taken.  In instances where the excess withdrawal equals the entire Contract Value in such Subaccounts or Fixed Interest Options, we will deduct charges proportionately from all other Subaccounts and Fixed Interest Options in which you are invested.  Any withdrawal from the Fixed Account more than 30 days before its maturity date will trigger a Market Value Adjustment.  See APPENDIX B for more information.

For the purpose of calculating the surrender charge for an excess withdrawal:
•	We treat premiums as being withdrawn on a first-in, first-out basis; and
•	Amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments.

We have included an example of how this works in APPENDIX D.  Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess withdrawals, the federal tax law treats earnings as withdrawn first.

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Premium Taxes.  We may charge for state and local premium taxes depending on your state of residence.  These taxes can range from 0% to 3.5% of the premium payment.  We have the right to change this amount to conform with changes in the law or if you change your state of residence.

We deduct the premium tax from your Contract Value or in the case of a living benefit rider, the benefit base (e.g., MGIB Charge Base or LifePay Plus Base), if exercised, on the Annuity Start Date.  However, some jurisdictions impose a premium tax at the time initial and additional premiums are paid, regardless of when the annuity payments begin.  In those states, we may defer collection of the premium taxes from your Contract Value and deduct it when you surrender the Contract, when you take an excess withdrawal or on the Annuity Start Date.

Annual Contract Administrative Charge.  We deduct an annual administrative charge on each Contract anniversary.  If you surrender your Contract prior to a Contract anniversary, we deduct an administrative charge when we determine the Cash Surrender Value payable to you.  The charge is $40 per Contract.  We waive this charge if your Contract Value is $100,000 or more at the end of a Contract Year or the total of your premium payments is $100,000 or more or under other conditions established by us.  We deduct the charge proportionately from all Subaccounts in which you are invested.  If there is no Contract Value in those Subaccounts, we will deduct the charge from your Fixed Interest Options starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.

Transfer Charge.  We currently do not deduct any charges for transfers made during a Contract Year.  We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a Contract Year.  The charge will not apply to any transfers due to the election of dollar cost averaging or automatic rebalancing.

Overnight Charge.  You may choose to have the $20 charge for overnight delivery deducted from the net amount of withdrawal you would like sent to you by overnight delivery service.

Loan Fee. We assess a $25 fee for processing loans, which may be available only through Contracts issued in relation to 403(b) plans.  Interest is also charged and credited on amounts taken as a loan from 403(b) contracts.  See “403(b) PLAN LOANS” for more information.

Redemption Fees.  If applicable, we may deduct the amount of any redemption fees imposed by the underlying Funds as a result of withdrawals, transfers, or other Fund transactions you initiate.  Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your Contract Value.  For a more complete description of the Funds’ fees and expenses, review each Funds’ prospectus.

No underlying Fund currently charges a redemption fee.

Charges Deducted from the Subaccounts

Base Contract Expense (includes both the Mortality and Expense Risk Charge and the Asset Based Administrative Charge discussed in the Contract and in prior prospectuses) is 1.55% annually of the average daily assets you have in each Subaccount.  This charge is increased if you elected either of the optional enhanced death benefits, as follows:
	Base Contract Expense	Additional Enhanced Death Benefit Expense	Total
Standard Death Benefit	1.55%	--	1.55% annually
Annual/Quarterly* Ratchet Enhanced Death Benefit	1.55%	0.30%	1.85% annually
Max 7 Enhanced Death Benefit	1.55%	0.55%	2.10% annually

*  Before January 12, 2009, the Quarterly Ratchet Enhanced Death Benefit was available instead of the Annual Ratchet Death Benefit for the same charge.  For Contracts with the Quarterly Ratchet Enhanced Death Benefit purchased before April 28,2008, the charge was 0.25%.

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The charge is deducted on each business day and is a percentage of average daily assets based on the assets you have in each Subaccount.  The Base Contract Expense compensates the Company for the expenses incurred with administering the Contract, the risks that charges will not cover actual expenses incurred and Death Benefit and annuitization risks.  The Death Benefit risk is that actual mortality rates in the aggregate may exceed expected mortality rates.  The annuitization risk is that actual mortality rates may be lower than expected mortality rates.  If there are any profits from the Base Contract Expense, we may use such profits to finance the costs associated with past distribution of the Contract.

Optional Rider Charges

Some features and benefits of the Contract were available by rider for an additional charge.  The optional rider availability was subject to state approval and sometimes broker/dealer approval.  Once elected, a rider cannot be canceled independently of the Contract.  Below is information about the charge for each optional rider benefit.  Rider charges are expressed as a percentage, rounded to the nearest hundredth of one percent.  Rider benefits are subject to conditions and limitations.  For more information about how each of the living benefit riders works, including the defined terms used in connection with the riders, as well as the conditions and limitations, please see “LIVING BENEFIT RIDERS.”

Earnings Multiplier Benefit Rider Charge.  The charge for the Earnings Multiplier Benefit Rider, and enhanced death benefit, is deducted quarterly (using Contract Year versus calendar year), and is a percentage of the Contract Value of the subaccounts in which you are invested:
Maximum Annual Charge	Current Annual Charge
0.30%	0.30%

This charge is deducted from the Subaccounts in which you are invested.  We deduct this charge in arrears, meaning the first charge is deducted at the end of the first quarter from the rider effective date.  If there is insufficient Contract Value in the Subaccounts, we will deduct the charges from your Fixed Interest Options starting with the allocation nearest its maturity date. If that is insufficient, we will deduct the charge from the allocation next nearest its maturity date, and so on.  If you surrender or annuitize your Contract, we will deduct a proportional portion of the charge for the current quarter based on the current Contract Value immediately prior to the surrender or annuitization.  For a description of the rider, see “DEATH BENEFIT CHOICES – Earnings Multiplier Benefit Rider.”

Minimum Guaranteed Income Benefit (“MGIB”) Rider Charge. The charge for the MGIB rider, a living benefit, is deducted quarterly, and is a percentage of the MGIB Charge Base:
Maximum Annual Charge	Current Annual Charge
1.50%	0.75%

This charge is deducted from the Subaccounts in which you are invested.  We deduct this charge in arrears, meaning the first charge is deducted at the end of the first quarter from the rider effective date.   The charge is deducted even if you decide never to exercise your right to annuitize under this rider.  For more information about how this rider works, including how the MGIB Charge Base is determined, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”).”

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.

LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider Charge.  The charge for the LifePay Plus rider, a living benefit, is deducted quarterly (using Contract Year versus calendar year) and is a percentage of the LifePay Plus Base:
Maximum Annual Charge	Current Annual Charge
1.30%	0.85%

The current annual charge is 0.75% if this rider was purchased before January 12, 2009.

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This charge is deducted from the Subaccounts in which you are invested.  We deduct the charge in arrears, meaning the first charge is deducted at the end of the first quarter following the rider effective date.  The charge will be assessed proportionately when the rider is terminated.  Charges will no longer be deducted once your rider enters the Lifetime Automatic Periodic Benefit Status.  Lifetime Automatic Periodic Benefit Status occurs when your Contract Value is reduced to zero and other conditions are met.  We reserve the right to increase the charge for the LifePay Plus rider upon the Annual Ratchet once the Lifetime Withdrawal Phase begins.  You will never pay more than the maximum annual charge.  For more information about how this rider works, please see “LIVING BENEFIT RIDERS – LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider.”

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.

Important Note:
For Contracts issued on and after August 20, 2007, through April 28, 2008, with the LifePay Plus rider, please see APPENDIX I for more information.

Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider Charge.  The charge for the Joint LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value (using Contract Year versus calendar year) and is a percentage of the LifePay Plus Base:
Maximum Annual Charge	Current Annual Charge
1.50%	1.05%

The current annual charge is 0.95% if this rider was purchased before January 12, 2009.

This charge is deducted from the Subaccounts in which you are invested.  We deduct the charge in arrears, meaning the first charge is deducted at the end of the first quarter following the rider effective date.  The charge will be assessed proportionately when the rider is terminated.  Charges will no longer be deducted once your rider enters the Lifetime Automatic Periodic Benefit Status.  Lifetime Automatic Periodic Benefit Status occurs when your Contract Value is reduced to zero and other conditions are met.  We reserve the right to increase the charge for the Joint LifePay Plus rider upon the Annual Ratchet once the Lifetime Withdrawal Phase begins.  You will never pay more than the maximum annual charge.  For more information about how this rider works, please see “LIVING BENEFIT RIDERS – Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider.”

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.

Important Note:
For Contracts issued on and after August 20, 2007, through April 28, 2008, with the Joint LifePay Plus rider, please see APPENDIX J for more information.

Fund Expenses

As shown in the Fund prospectuses and described herein, each Fund deducts management fees from the amounts allocated to the Fund.  In addition, each Fund deducts other expenses which may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and Contract Owner services provided on behalf of the Fund.  Furthermore, certain Funds may deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of Fund shares.  For a more complete description of the Funds’ fees and expenses, review each Fund’s prospectus and see Appendix A.

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Less expensive share classes of the Funds offered through this Contract may be available for investment outside of this Contract.  You should evaluate the expenses associated with the Funds available through this Contract before deciding to allocate Contract Value to a Fund.

THE ANNUITY CONTRACT

The Contract described in this prospectus is a deferred combination variable and fixed annuity contract.  The Contract provides a means for you to invest in one or more of the available Funds through Separate Account B.  See APPENDIX A for more information on the available Funds.  It also provides a means for you to invest in a Fixed Interest Option through the Fixed Account.  See APPENDIX B for more information on the Fixed Account and APPENDIX C for more information about the Fixed Interest Division.  If you have any questions concerning this Contract, contact your registered representative or call Customer Service at 1-800-366-0066.

We no longer offer the Contract for sale to new purchasers.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes.  The tax-deferred feature is more attractive to people in high federal and state tax brackets.  You should not own this Contract:
•	If you are looking for a short-term investment; or
•	If you cannot risk getting back less money than you put in.

IRAs and other qualified plans already provide for tax-deferral found in this Contract.  For an additional cost, the Contract provides other features and benefits including Death Benefits and the ability to receive a lifetime income.  Considering the additional costs, qualified Contract Owners should regularly review their continued need for the additional features and benefits they have elected.  See “FEES AND EXPENSES” and “CHARGES AND FEES.”  If you have elected a Living Benefit or an Enhanced Death Benefit Option and your Contract is tax-qualified, see “FEDERAL TAX CONSIDERATIONS - Tax Consequences of Living Benefits and Enhanced Death Benefits.”

When considering your investment in the Contract, you should consult with your investment professional about your financial goals, investment time horizon and risk tolerance.

Contract Date, Contract Year and Annuity Start Date

The date the Contract became effective is the Contract Date.  Contract anniversaries are measured from the Contract Date.  Each 12-month period following the Contract Date is a Contract Year.  The Annuity Start Date is the date you start receiving annuity payments under your Contract

Contract Owner

You are the Contract Owner.  You have the rights and options described in the Contract.  One or more persons may own the Contract.  If there are multiple owners named, the age of the oldest owner will determine the applicable Death Benefit if such Death Benefit is available for multiple owners.  In the event a selected Death Benefit is not available, the Standard Death Benefit will apply.  See “DEATH BENEFIT OPTIONS” below for more information about the Death Benefit during the accumulation phase and the Death Benefit during the income phase.

The Death Benefit becomes payable when you die.  If the owner is a non-natural person (an entity), the Death Benefit is payable upon the death of the Annuitant.  In the case of a sole Contract Owner who dies before the Annuity Start Date, we will pay the beneficiary the Death Benefit then due.  The sole Contract Owner’s estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the Contract Owner.  In the case of a joint owner of the Contract dying before the Annuity Start Date, we will designate the surviving Contract Owner as the beneficiary.  This will override any previous beneficiary designation.  See “Joint Owners” below.

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Joint Owners

For nonqualified Contracts only, joint owners may be named.  Joint owners may independently exercise transfers and other transactions allowed under the Contract.  All other rights of ownership must be exercised by both owners.  Joint owners own equal shares of any benefits accruing or payments made to them.  All rights of a joint owner end at death of that owner if the other joint owner survives.  The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the Death Benefit will be payable.  Joint owners may only select the Standard Death Benefit option.

Any addition or deletion of a joint owner is treated as a change of owner which may affect the amount of the Death Benefit.  See “Change of Contract Owner or Beneficiary” below.  Adding a joint owner to the Contract post issue with either the Annual Ratchet Enhanced Death Benefit (Quarterly Ratchet Enhanced Death Benefit before January 12, 2009) or Max 7 Enhanced Death Benefit will cause that Death Benefit to end, and if the older joint owner is under age 86 on the date of the ownership change the Standard Death Benefit will apply.  If the older joint owner is age 86 or over on the date of the ownership change, the Death Benefit will be the Cash Surrender Value.  The Base Contract Expense going forward will reflect the change in Death Benefit.  If you elected the Earnings Multiplier Benefit rider, it will terminate if you add a joint owner after issue.  Please note that returning a Contract to single owner status will not restore either the Annual Ratchet Enhanced Death Benefit (Quarterly Ratchet Enhanced Death Benefit before January 12, 2009) or Max 7 Enhanced Death Benefit or the Earnings Multiplier Benefit.  Unless otherwise specified, the term “age” when used for joint owners shall mean the age of the oldest owner.

Annuitant

The Annuitant is the person designated by you to be the measuring life in determining annuity payments.  On and after May 1, 2009, a joint Annuitant may also be designated.  You are the Annuitant unless you name another Annuitant in the application.  The Annuitant’s age determines when the income phase must begin and the amount of the annuity payments to be paid.  In the case of an owner that is a non-natural person and joint Annuitants, the oldest Annuitant’s age is used.  The Contract Owner will receive the annuity benefits of the Contract if the Annuitant is living on the Annuity Start Date.  You may not change the Annuitant after the Contract is in effect except as described below.

If the Contract Owner is an individual, and the Annuitant dies before the Annuity Start Date and a contingent Annuitant has been named, the contingent Annuitant becomes the Annuitant.  If the Annuitant dies before the Annuity Start Date and there is no contingent Annuitant, the Contract Owner will become the Annuitant.  In the event of joint owners, the youngest joint owner will be the contingent Annuitant.  The Contract Owner may designate a new Annuitant within 60 days of the death of the Annuitant.  If the Annuitant was the sole Contract Owner and there is no beneficiary designation, the Annuitant’s estate will be the beneficiary.

If the Contract Owner is not an individual but is a non-natural person, and the Annuitant dies before the Annuity Start Date, we will pay the designated beneficiary the Death Benefit then due.  If a beneficiary has not been designated, or if there is no designated beneficiary living, the Contract Owner will be the beneficiary.

Regardless of whether a Death Benefit is payable, if the Annuitant dies and any Contract Owner is not an individual but is a non-natural person, distribution rules under federal tax law will apply.  You should consult your tax and/or legal adviser for more information if the Contract Owner is not an individual but is a non-natural person.

Please note that only the Standard Death Benefit is available on a Contract with joint Annuitants.

Beneficiary

The beneficiary is named by you in a written request.  The beneficiary is the person who receives any Death Benefit proceeds.  The beneficiary may become the successor Contract Owner if the beneficiary is the Contract Owner’s spouse and the Contract Owner dies before the Annuity Start Date.  We pay Death Benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner).

If the primary beneficiary dies before the Death Benefit is payable, we pay the Death Benefit proceeds to the contingent beneficiary, if any.  If there is no surviving beneficiary, we pay the Death Benefit proceeds to the Contract Owner’s estate.

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One or more persons may be a beneficiary or contingent beneficiary.  In the case of more than one beneficiary, we will assume any Death Benefit proceeds are to be paid in equal shares to the surviving beneficiaries, unless you indicate otherwise in writing.

Change of Contract Owner or Beneficiary

During the Annuitant’s lifetime, you may transfer ownership of a nonqualified Contract.  A change in ownership may affect the amount of the Death Benefit, the guaranteed minimum Death Benefit and/or the Death Benefit option applied to the Contract, and the continuation of any other optional rider that you have elected.  The new owner’s age, as of the date of the change, will be used as the basis for determining the applicable benefits and charges (the Annuitant’s age if the owner is a non-natural person).  The new owner’s death will determine when a Death Benefit is payable (the Annuitant’s death if the owners is a non-natural person).

Before Ownership Change	Age of New Owner	After Ownership Change
Standard Death Benefit	85 and under	Standard Death Benefit
Annual/Quarterly* Ratchet Enhanced Death Benefit	75** and under	Annual Ratchet Enhanced Death Benefit
Annual/Quarterly* Ratchet Enhanced Death Benefit	76 to 85	Standard Death Benefit
Max 7 Enhanced Death Benefit	69** and under	Max 7 Enhanced Death Benefit
Max 7 Enhanced Death Benefit	70 to 85	Standard Death Benefit

*	Before January 12, 2009, the Quarterly Ratchet Enhanced Death Benefit was available in place of the Annual Ratchet Enhanced Death Benefit.
** For Contracts issued between April 28, 2008 and May 1, 2009, the maximum new owner age is 75 for continuation of the Max 7 Enhanced Death Benefit.  For Contracts issued before April 28, 2008, the maximum new owner age was 79 for continuation of both the Annual Ratchet Enhanced Death Benefit and the Max 7 Enhanced Death Benefit.  Otherwise, the Death Benefit after the ownership change will be the Standard Death Benefit, so long as the new owner is no older than age 85.

In the event the new owner is age 86 or over, or the new owner is not an individual but is a non-natural person (other than a trust for the benefit of the owner or Annuitant), the Death Benefit after the ownership change will be the Cash Surrender Value.  The Base Contract Expense going forward will reflect the change in Death Benefit.  Please note that once a Death Benefit has been changed due to a change in owner, a subsequent change to a younger owner will not restore either the Annual Ratchet Enhanced Death Benefit (Quarterly Ratchet Enhanced Death Benefit before January 12, 2009) or Max 7 Enhanced Death Benefit.

If you have elected the Earnings Multiplier Benefit rider, and the new owner is under age 76, the rider will continue. The benefit will be adjusted to reflect the attained age of the new owner as the issue age. We will use the Maximum Base and Benefit Base percentages in effect on the original rider effective date to calculate the benefit. If the new owner is age 76 or over, the rider will terminate. If you have not elected the Earnings Multiplier Benefit rider, the new owner may not add the rider upon the change of ownership. If you have elected another optional rider, the rider will terminate upon a change of ownership, except as provided in the rider.

An ownership change may cause a living benefit rider to terminate.  Such depends on the rider and whether spousal continuation is allowed.  For more information about an ownership change with the MGIB rider, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”).”  For more information about an ownership change with the LifePay Plus rider, please see “LIVING BENEFIT RIDERS – LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider.”  For more information about an ownership change with the Joint LifePay Plus rider, please see “LIVING BENEFIT RIDERS – Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider.”

A change of owner likely has tax consequences.  See “FEDERAL TAX CONSIDERATIONS.”

You have the right to change beneficiaries during the Annuitant’s lifetime unless you have designated an irrevocable beneficiary.  If you have designated an irrevocable beneficiary, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract.  In the event of joint owners all must agree to change a beneficiary.

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In the event of a death claim, we will honor the form of payment of the Death Benefit specified by the beneficiary to the extent permitted under Tax Code Section 72(s) or 401(a)(9), as applicable.  You may also be able to restrict a beneficiary’s right to elect an annuity payment option or receive a lump-sum payment.  If so, such rights or options must comply with applicable provisions for the Tax Code and will not be available to the beneficiary.

All requests for changes must be in writing and submitted to Customer Service.  Please date your requests.  The change will be effective as of the day we receive the request in good order.  The change will not affect any payment made or action taken by us before recording the change.

Crediting of Premium Payments

You may make additional premium payments of $500 or more ($50 for qualified Contracts) at any time up to the Contract anniversary after your 85th birthday.  We may change the additional premium requirements for certain group or sponsored arrangements.  An initial or additional premium payment that would cause the Contract Value of all annuities that you maintain with us to exceed $1,500,000 requires our prior approval.

We processed your initial premium within two business days after receipt and allocated the payment according to the instructions you specified at the Accumulation Unit value next determined once the application and all information necessary for processing the Contract were complete.  We will process additional premium payments within one business day if we receive all information necessary.  In certain states we also accept additional premium payments by wire order.  Wire transmittals must be accompanied by sufficient electronically transmitted data.  We may have retained your initial premium payment for up to five business days while attempting to complete an incomplete application.  If the application could not be completed within this period, we informed you of the reasons for the delay and returned the premium payment immediately unless you directed us to hold the premium payment until the application was completed.  If you chose to have us hold the premium payment, we held it in a non-interest bearing account.

If your premium payment is transmitted by wire order from your broker/dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker/dealer:
•
If either your state or broker/dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within five days of the premium payment. If we do not receive the application or form within five days of the premium payment, we will refund the Contract Value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid; or

•
If your state and broker/dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with a Contract Acknowledgement and Delivery Statement for your execution. Until Customer Service receives the executed Contract Acknowledgement and Delivery Statement, neither you nor the broker/dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

We will ask about any missing information related to additional premium payments.  We will allocate the additional premium payment(s) proportionally according to the current Subaccount allocation unless you specify otherwise.  Any fixed allocation(s) will not be considered in these calculations.  If a Subaccount is no longer available (including due to a Fund purchase restriction) or requested in error, we will allocate the additional premium payment(s) proportionally among the other Subaccount(s) in your current allocation.  For any additional premium payments, we will credit the payment designated for a Subaccount of Separate Account B at the Accumulation Unit value next determined after receipt of your premium payment and instructions.

Once we allocate your premium payment to the Subaccounts selected by you, we convert the premium payment into Accumulation Units.  We divide the amount of the premium payment and Premium Credit allocated to a particular Subaccount by the value of an Accumulation Unit for the Subaccount to determine the number of Accumulation Units of the Subaccount to be held in Separate Account B with respect to your Contract.  The net investment results of each Subaccount vary with its investment performance.

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In some states, we may have required that an initial premium designated for a Subaccount of Separate Account B be allocated to a Subaccount specially designated by the Company (currently, the Voya Government Liquid Assets Portfolio) during the free look period.  After the free look period, we then converted your Contract Value (your initial premium plus any earnings less any expenses) into Accumulation Units of the Subaccounts you previously selected.  The Accumulation Units were allocated based on the Accumulation Unit value next computed for each Subaccount.  Initial premium that was to be allocated to the Fixed Interest Options was allocated to the Fixed Interest Options with the guaranteed interest period you had chosen.

Additional Credit to Premium

We will add a credit to your Contract Value based on each premium payment (“Premium Credit”). We will add the Premium Credit proportionally to each subaccount and Fixed Interest Option as the premium payment is allocated. The Premium Credit is a minimum of 4% of the premium payment. We may increase the Premium Credit at our discretion. If we increase the Premium Credit we may reduce it also at our discretion, but we will not reduce it below the minimum Premium Credit of 4%, and we will give at least 30 days’ notice of any planned reduction.

The Premium Credit constitutes earnings (and not premiums paid by you) for federal tax purposes.

In any of the following circumstances, we deduct a Premium Credit from the amount we pay to you or your beneficiary:
•	If a death benefit becomes payable, we will deduct any Premium Credits added to your contract within one year prior to death; and
•	If we waive any surrender charge, we will deduct any Premium Credit added to your Contract Value within one year.

If we deduct a Premium Credit from any amount we pay to you, we will only deduct the full dollar amount of the Premium Credit. You will retain any gains, and you will also bear any losses, that are attributable to the Premium Credit we deduct.

Once we have waived any surrender charge, we will not add any additional Premium Credit to any additional premium you pay on or after the date of any such waiver.

While no specific charge is made for the Premium Credit, the surrender charges are higher and the surrender charge period longer than under our products not offering a Premium Credit. Also, the Base Contract Expense is higher than that charged under other products providing comparable features, but which have no Premium Credit. We may use a portion of the surrender charge and Base Contract Expense to help recover the cost of providing the Premium Credit. In addition, there may be circumstances under which the Contract Owner may be worse off from having received a Premium Credit.  Negative performance associated with the Premium Credit at any time will reduce the Contract Value more than if the Premium Credit had not been applied.

Contract Value

We determine your Contract Value on a daily basis beginning on the Contract Date.  Your Contract Value is the sum of:
•	The Contract Value in the Fixed Interest Options; and
•	The Contract Value in each Subaccount in which you are invested.

On the Contract Date, we allocated your Contract Value to each Subaccount and/or a Fixed Interest Option specified by you, unless the Contract was issued in a state that required the return of premium payments during the free look period.  In such a case, the portion of your initial premium and added Premium Credit not allocated to a Fixed Interest Option may have been allocated to a Subaccount specially designated by the Company during the free look period for this purpose (the Voya Government Liquid Assets Portfolio)

Contract Value in Fixed Interest Options.  The Contract Value in your Fixed Interest Options is the sum of premium payments and Premium Credits allocated to the Fixed Interest Options under the Contract, plus Contract Value transferred to the Fixed Interest Options, plus credited interest, minus any transfers and withdrawals from the Fixed Interest Options (including any Market Value Adjustment applied to such transfer or withdrawal), Contract fees (including, in some cases, fees for optional benefit riders) and premium taxes.

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Contract Value in the Subaccounts.  On the Contract Date, the Contract Value in the Subaccounts in which you are invested is equal to the initial premium paid and added Premium Credit designated to be allocated to the Subaccounts.

On each business day after the Contract Date, we calculate the amount of Contract Value in each Subaccount as follows:
(1)	We take the Contract Value in the Subaccount at the end of the preceding business day;
(2)	We multiply (1) by the Subaccount’s Net Rate of Return since the preceding business day;
(3)	We add (1) and (2);
(4)	We add to (3) any additional premium payments and Premium Credits, and then add or subtract any transfers to or from that Subaccount; and
(5)	We subtract from (4) any withdrawals and any related charges, and then subtract any Contract fees and premium taxes.

The Net Rate of Return equals the Net Investment Factor minus one.

The Net Investment Factor is an index number that reflects certain charges under the Contract and the investment performance of the Subaccount.  The Net Investment Factor is calculated for each Subaccount as follows:
(1)	We take the net asset value of the Subaccount at the end of each business day;
(2)	We add to (1) the amount of any dividend or capital gains distribution declared for the Subaccount and reinvested in such Subaccount. We subtract from that amount a charge for our taxes, if any;
(3)	We divide (2) by the net asset value of the Subaccount at the end of the preceding business day; and
(4)	We then subtract the applicable daily charges from the Subaccount: the Base Contract Expense; and any optional rider charges.

Calculations for the Subaccounts are made on a per Accumulation Unit basis.  Each Subaccount of Separate Account B has its own Accumulation Unit value.  The Accumulation Units are valued at the close of each business day that the New York Stock Exchange (“NYSE”) is open for trading, normally 4:00 p.m. Eastern Time.  Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable Fund in which the Subaccount invests.  Shares in the Funds are valued at their net asset value.

Cash Surrender Value

The Cash Surrender Value is the amount you receive when you surrender the Contract.  The Cash Surrender Value will fluctuate daily based on the investment results of the Subaccounts in which you are invested and interest credited to Fixed Interest Options and any Market Value Adjustment.  See APPENDIX B for a description of the calculation of Cash Surrender Value under any Fixed Interest Option.  We do not guarantee any minimum Cash Surrender Value.  On any date during the accumulation phase, your Cash Surrender Value equals:
•	Your Contract Value;
•	Adjusted for any Market Value Adjustment for amounts invested in the Fixed Interest Options; and
•
Reduced by any surrender charge, any charge for premium taxes, any redemption fees, the annual Contract administrative fee (unless waived), any optional benefit rider charge, and any other charges incurred but not yet deducted.

Surrendering to Receive the Cash Surrender Value.  You may surrender the Contract at any time while the Annuitant is living and before the Annuity Start Date.  A surrender is effective on the date we receive your written request and the Contract at Customer Service.  After we receive all paperwork required for us to process your surrender, we will determine and pay the Cash Surrender Value at the price next determined.  Once paid, all benefits under the Contract will terminate.  You may receive the Cash Surrender Value in a single sum payment or apply it under one or more annuity options.  We will usually pay the Cash Surrender Value within seven days.

Consult your tax and/or legal adviser regarding the tax consequences associated with surrendering your Contract.  A surrender made before you reach age 59 1∕2 may result in a 10% tax penalty.  See “FEDERAL TAX CONSIDERATIONS” for more details.

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TRANSFERS AMONG YOUR INVESTMENT OPTIONS

Before the Annuity Start Date, you may transfer your Contract Value among the Subaccounts in which you are invested and your Fixed Interest Options.  We currently do not charge you for transfers made during a Contract Year but reserve the right to charge for each transfer after the twelfth transfer in a Contract Year.  We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if in our business judgment such modification or termination is necessary or in accordance with applicable law.  We will apply a Market Value Adjustment to transfers from a Fixed Interest Option taken more than 30 days before its maturity date, unless the transfer is made under the dollar cost averaging program.  Keep in mind that transfers between Covered Funds, Special Funds and Excluded Funds and other Funds may negatively impact your Death Benefit or rider benefits.

If you allocate Contract Value to an investment option that has been designated as a Restricted Fund, your ability to transfer Contract Value to the Restricted Fund may be limited.  A transfer to the Restricted Funds will not be permitted to the extent that it would increase the Contract Value in the Restricted Fund to more than the applicable limits following the transfer.  We do not limit transfers from Restricted Funds.  If the result of multiple reallocations is to lower the percentage of total Contract Value in the Restricted Fund, the reallocation will be permitted even if the percentage of Contract Value in the Restricted Fund is greater than the limit.

Please be aware that the benefit we pay under an optional benefit rider may be affected by certain transfers you make while the rider is in effect.  Transfers, including those involving Special Funds or Excluded Funds, may also affect your optional rider base.  See “LIVING BENEFIT RIDERS.”

The minimum amount that you may transfer is $100 or, if less, your entire Contract Value held in a Subaccount or a Fixed Interest Option.  To make a transfer, you must notify Customer Service and all other administrative requirements must be met.  We will determine transfer values at the end of the business day on which we receive the transfer request at Customer Service.  If we receive your transfer request after 4 p.m. eastern time or the close of regular trading of the NYSE, we will make the transfer on the next business day.

Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine.  We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means.  Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions, even if appropriate identifying information is provided.
Dollar Cost Averaging

You may elect to participate in our dollar cost averaging program through either the Voya Government Liquid Assets Portfolio or a Fixed Interest Option, subject to availability, starting 30 days after the Contract Date.  These investment options serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount to the Subaccounts you specify.  There is no additional charge to participate in the dollar cost averaging program.  Dollar cost averaging is not available with automatic rebalancing and may be subject to limited availability with systematic withdrawals.

Fixed Interest Options with durations of six months and one year may be available for use exclusively with the dollar cost averaging program.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment.  Since we transfer the same dollar amount to Subaccounts each month, more units of a Subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high.  Therefore, a lower than average value per unit may be achieved over the long term.  However, we cannot guarantee this.  When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels.  You should consider your tolerance for investing through periods of fluctuating price levels.

Dollar cost averaging requires a minimum monthly transfer amount of $100.  We will transfer all your money allocated to that source account into the Subaccount(s) you specify in equal payments over the relevant duration.  The last payment will include earnings accrued over the duration.  If you make an additional premium payment into a Fixed Interest Option subject to dollar cost averaging, the amount of your transfers under the dollar cost averaging program remains the same, unless you instruct us to increase the transfer amount.

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If we receive a transfer request that violates the reallocation limitations under the Contract, we will inform you or your agent/registered representative that we cannot process the transfer and that new instructions are required.  Transfers under the dollar cost averaging program must comply with the investment restrictions for the living benefit riders.  If you set up dollar cost averaging transfers that are not in compliance with such restrictions, the fixed allocation Funds automatic rebalancing feature of those living benefit riders will automatically rebalance the amounts to bring them into compliance.

Transfers under the dollar cost averaging program are not subject to a Market Value Adjustment.  However, if you use a Fixed Interest Option as the source account for dollar cost averaging and terminate the dollar cost averaging program when there is money remaining in the dollar cost averaging Fixed Interest Option, we will transfer the remaining money to the Voya Government Liquid Assets Portfolio.  Such transfer will trigger a Market Value Adjustment if the transfer is made more than 30 days before the maturity date of the dollar cost averaging Fixed Interest Option.

If you do not specify to which Subaccounts you want to transfer the dollar amount of the source account, we will transfer the money to the Subaccounts in which you are invested proportionally, subject to any Fund purchase restrictions.  The transfer date is the same day each month as your Contract Date.  If, on any transfer date, your Contract Value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end.  You may terminate the dollar cost averaging program at any time by sending satisfactory notice to Customer Service at least seven days before the next transfer date.

Transfers under the dollar cost averaging program must comply with the investment restrictions for the living benefit riders.  If you set up dollar cost averaging transfers that are not in compliance with such restrictions, the fixed allocation Funds automatic rebalancing feature of those living benefit riders will automatically rebalance the amounts to bring them into compliance.

You are permitted to transfer Contract Value to a Restricted Fund, subject to the limitations described in this section and in “THE FUNDS – Restricted Funds.”  Compliance with the individual and aggregate Restricted Fund limits will be reviewed when the dollar cost averaging program is established.  Transfers under the dollar cost averaging program must be within those limits.  We will not review again your dollar cost averaging election for compliance with the individual and aggregate limits for investment in the Restricted Funds except in the case of the transactions described below:
•
Amount added to source account: If you add amounts to the source account which would increase the amount to be transferred under the dollar cost averaging program, we will review the amounts to be transferred to ensure that the individual and aggregate limits are not being exceeded.  If such limits would be exceeded, we will require that the dollar cost averaging transfer amounts be changed to ensure that the transfers are within the limits based on the then-current allocation of Contract Value to the Restricted Fund(s) and the then-current value of the amount designated to be transferred to that Restricted Fund(s);

•
Additional premium paid: Up to the individual Restricted Fund percentage limit may be allocated to a Restricted Fund.  If you request more than the individual limit be allocated to a Restricted Fund, we will look at the aggregate limit, subtract the current allocation to Restricted Funds, and subtract the current value of amounts to be transferred under the dollar cost averaging program to Restricted Funds.  The excess, if any, is the maximum that may be allocated proportionally to the Restricted Funds; and

•
Reallocation request is made while the dollar cost averaging program is active: If the reallocation would increase the amount allocated to Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to Restricted Funds and less the current value of any remaining amounts to be transferred under the dollar cost averaging program to the Restricted Funds.

We may offer additional Subaccounts or Fixed Interest Options to be source accounts under the dollar cost averaging program or withdraw any Subaccount or Fixed Interest Option from the dollar cost averaging program.   We may also stop offering dollar cost averaging Fixed Interest Options or otherwise modify, suspend or terminate this program.  Such change will not affect any dollar cost averaging programs in operation at the time.

Automatic Rebalancing

If you have at least $10,000 of Contract Value invested in the Subaccounts of Separate Account B, you may elect to have your investments in the Subaccounts automatically rebalanced.  Automatic rebalancing is not available if you participate in the dollar cost averaging program.  Automatic rebalancing is subject to any Fund purchase restrictions; however, transfers made pursuant to automatic rebalancing do not count toward the 12-transfer limit on free transfers.  There is no additional charge for this feature.

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Under automatic rebalancing we will transfer amounts under your Contract on a quarterly, semi-annual or annual calendar year basis among the Subaccounts to maintain the investment blend of your selected Subaccounts.  Automatic rebalancing percentages must be in whole percentages.  Rebalancing does not affect any amounts that you have allocated to Fixed Interest Options.  The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken proportionally.

To participate in automatic rebalancing, send satisfactory notice to Customer Service.  We will begin the program on the last business day of the period in which we receive the notice.  You may cancel the program at any time.  The program will automatically terminate if you choose to reallocate your Contract Value among the Subaccounts or if you make an additional premium payment or partial withdrawal on other than a proportional basis.  Additional premium payments and partial withdrawals made proportionally will not cause the automatic rebalancing program to terminate.

You are permitted to reallocate between Restricted and non-Restricted Funds, subject to the limitations described in this section and in “THE FUNDS – Restricted Funds.” If the reallocation would increase the amount allocated to the Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to all Restricted Funds.

Upon advance notice we may modify, suspend, or terminate the automatic rebalancing program at any time.

Limits on Frequent or Disruptive Transfers

The Contract is not designed to serve as a vehicle for frequent transfers.  Frequent transfer activity can disrupt management of a Fund and raise its expenses through:
•	Increased trading and transaction costs;
•	Forced and unplanned portfolio turnover;
•	Lost opportunity costs; and
•	Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Contract Owners.

This in turn can have an adverse effect on Fund performance.  Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should be aware that:
•
We suspend the Electronic Trading Privileges, as defined below, of any individual or organization if we determine, in our sole discretion, that the individual’s or organization’s transfer activity is disruptive or not in the best interest of other owners of our variable insurance and retirement products; and

•	Each underlying Fund may limit or restrict Fund purchases and we will implement any limitation or restriction on transfers to an underlying Fund as directed by that underlying Fund.

Consequently, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase or participate in the Contract.

Excessive Trading Policy.  We provide multi-fund variable insurance and retirement products and have adopted an Excessive Trading Policy to respond to the demands of the various Fund families that make their Funds available through our products to restrict excessive Fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.

We actively monitor Fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy.  Our Excessive Trading Policy is violated if Fund transfer and reallocation activity:
•	Meets or exceeds our current definition of Excessive Trading, as defined below; or
•	Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.

We currently define Excessive Trading as:
•
More than one purchase and sale of the same Fund (including money market Funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same Fund is referred to as a “round-trip”).  This means two or more round-trips involving the same Fund within a 60 calendar day period would meet our definition of Excessive Trading; or

•	Six round-trips involving the same Fund within a twelve month period.

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The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases or sales of shares related to non-Fund transfers (for example, new premium payments, withdrawals and loans, if available);
•	Transfers associated with any scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Purchases and sales of Funds that affirmatively permit short-term trading in their Fund shares, and movement between such Funds and a money market Fund; and
•	Transactions initiated by us or a Fund.

If we determine that an individual or entity has made a purchase of a Fund within 60 days of a prior round-trip involving the same Fund, we will send them a letter warning that another sale of that same Fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate Fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (“VRU”), telephone calls to Customer Service, or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”).  Likewise, if we determine that an individual or entity has made five round-trips involving the same Fund within a rolling twelve month period, we will send them a letter warning that another purchase and sale of that same Fund within twelve months of the initial purchase in the first round-trip in the prior twelve month period will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges.  According to the needs of the various business units, a copy of the warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate Fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity.  A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the Fund whose shares were involved in the trading activity.

If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months.  Consequently, all Fund transfers or reallocations, not just those which involve the Fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail.  Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred.  During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible.  A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate Fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the Fund whose shares were involved in the activity that violated our Excessive Trading Policy.

Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored.  We will continue to monitor the Fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges.  A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.

We do not allow exceptions to our Excessive Trading Policy.  We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular Fund, at any time without prior notice, depending on, among other factors, the needs of the underlying Fund(s), the best interests of Contract Owners and Fund investors and/or state or federal regulatory requirements.  If we modify our policy, it will be applied uniformly to all Contract Owners or, as applicable, to all Contract Owners investing in the underlying Fund.

Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity.  If it is not completely successful, Fund performance and management may be adversely affected, as noted above.

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Limits Imposed by the Funds.  Each underlying Fund available through the variable insurance and retirement products offered by us, either by prospectus or stated contract, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of Fund shares are subject to acceptance or rejection by the underlying Fund.  We reserve the right, without prior notice, to implement Fund purchase restrictions and/or limitations on an individual or entity that the Fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a Subaccount if the corresponding Fund will not accept the allocation or transfer for any reason.  All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a Fund or all Funds within a Fund family) will be done in accordance with the directions we receive from the Fund.

Agreements to Share Information with Fund Companies.  As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the Fund companies whose Funds are offered through the Contract.  Contract Owner trading information is shared under these agreements as necessary for the Fund companies to monitor Fund trading and our implementation of our Excessive Trading Policy.  Under these agreements, we are required to share information regarding Contract Owner transactions, including but not limited to information regarding Fund transfers initiated by you.  In addition to information about Contract Owner transactions, this information may include personal Contract Owner information, including names and social security numbers or other tax identification numbers.

As a result of this information sharing, a Fund company may direct us to restrict a Contract Owner’s transactions if the Fund determines that the Contract Owner has violated the Fund’s excessive/frequent trading policy.  This could include the Fund directing us to reject any allocations of premium or Contract Value to the Fund or all Funds within the Fund family.

WITHDRAWALS

Except under certain qualified Contracts, you may withdraw all or part of your money any time during the accumulation phase and before the death of the Contract Owner.  If you request a withdrawal for more than 90% of the Cash Surrender Value, and the remaining Cash Surrender Value after the withdrawal is less than $1,000, we will treat it as a request to surrender the Contract.  If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge.  The Free Withdrawal Amount in any Contract Year is 10% of your Contract Value, including any Premium Credits, on the date of the withdrawal less any prior withdrawals during that Contract Year.  The Free Withdrawal Amount does not constitute a withdrawal of premiums.

You need to submit to us a request specifying the Fixed Interest Options or Subaccounts from which to withdraw amounts, otherwise we will make the withdrawal proportionally from all of the Subaccounts in which you are invested.  If there is not enough Contract Value in the Subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Options starting with the guaranteed interest periods nearest their maturity dates until we have honored your request.  We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Option taken more than 30 days before its maturity date.  Definitive guidance on the proper federal tax treatment of the Market Value Adjustment has not been issued.  You may want to discuss the potential tax consequences of a Market Value Adjustment with your tax and/or legal adviser.  We will determine the Contract Value as of the close of business on the day we receive your withdrawal request in good order at Customer Service.  The Contract Value may be more or less than the premium payments made.

If any limitation on allocations to the Restricted Funds has been exceeded, additional withdrawals must be taken so that the percentage of Contract Value in the Restricted Funds following the withdrawal would not be greater than the percentage of Contract Value in the Restricted Funds prior to the withdrawal.  In this event, you would either need to take your withdrawal from the Restricted Funds or proportionally from all Subaccounts.

Please be aware that the benefit we pay under certain optional benefit riders may be reduced by any withdrawals you take while the optional benefit rider is in effect.  Withdrawals may be subject to taxation and tax penalties.  A withdrawal made before the taxpayer reaches age 59 ½ may result in a 10% penalty tax.  See “FEDERAL TAX CONSIDERATIONS” for more details.  Consult your tax and/or legal adviser regarding the tax consequences associated with taking withdrawals.  You are responsible for determining that withdrawals comply with applicable law.

We offer three types of withdrawals: regular withdrawals, systematic withdrawals, and IRA withdrawals.

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Regular Withdrawals.  You may make regular withdrawals.  Each withdrawal must be a minimum of $100.  We will apply a Market Value Adjustment to any regular withdrawal you take from a Fixed Interest Option more than 30 days before its maturity date.  See APPENDIX B for more information on the application of Market Value Adjustment.

Systematic Withdrawals.   You may choose to receive automatic systematic withdrawal payments from the Contract Value in the Subaccounts in which you are invested or from the interest earned in your Fixed Interest Options.  You may not elect the systematic withdrawal option if you are taking IRA withdrawals.  Systematic withdrawals may be taken monthly, quarterly, or annually.  If you have Contract Value allocated to one or more Restricted Funds, and you elect to receive systematic withdrawals from the Subaccounts in which you are invested, the systematic withdrawals must be taken proportionally from all Subaccounts in which Contract Value is invested.  If you do not have Contract Value allocated to a Restricted Fund and choose systematic withdrawals on a non-proportional basis, we will monitor the withdrawals annually.  If you additionally allocate Contract Value to one or more Restricted Funds, we will require you to take your systematic withdrawals proportionally from all Subaccounts in which Contract Value is invested.  There is no additional charge for this feature.

You decide the date on which you would like your systematic withdrawals to start.  This date must be at least 30 days after the Contract Date and no later than the 28th day of the month.  Subject to these rules, if you have not indicated the date, your systematic withdrawals will occur on the next business day after your Contract Date (or the monthly or quarterly anniversary thereof) for your desired frequency.

Each systematic withdrawal amount must be a minimum of $100.  The amount of your systematic withdrawal can either be a fixed amount or an amount based on a percentage of your Contract Value.  Both forms of systematic withdrawals are subject to the applicable maximum as shown below, which is calculated on each withdrawal date:
Frequency	Maximum Percentage of Premiums not Previously Withdrawn
Monthly	0.83%
Quarterly	2.50%
Annually	10.00%

If you want fixed amount systematic withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature discussed below which you may add to your regular fixed amount systematic withdrawal program.

If your systematic withdrawal is based on a percentage of your Contract Value and the amount to be withdrawn based on that percentage would be less than $100, we will contact you and seek alternative instructions.  Unless you provide alternative instructions, if the systematic withdrawal would exceed the maximum percentage, we will send the amount and then automatically cancel your systematic withdrawal option.

We limit systematic withdrawals from Fixed Interest Options to interest earned during the prior month, quarter, or year, depending on the frequency you chose.  Systematic withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings.  Systematic withdrawals from Fixed Interest Options under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with distributions under Section 72(q) and 72(t) of the Tax Code.  A Fixed Interest Option may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.

You may change the amount or percentage of your systematic withdrawal once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least seven days before the next scheduled withdrawal date.  If you submit an additional premium payment after you have applied for systematic withdrawals, we will not adjust future withdrawals under the systematic withdrawal program unless you specifically request that we do so.  The systematic withdrawal option may commence in a Contract Year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any Contract Year during which you have previously taken a regular withdrawal.

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Subject to availability, for nonqualified Contracts a spousal or non-spousal beneficiary may be able to elect to receive Death Benefits as payments over the beneficiary’s lifetime (“stretch”).  Stretch payments will be subject to the same limitations as systematic withdrawals, and nonqualified stretch payments will be reported on the same basis as other systematic withdrawals.  Subject to availability, for qualified Contracts stretch payments are available only to individuals that are eligible designated beneficiaries under federal tax law.   See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).

Fixed Dollar Systematic Withdrawal Feature.   You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed amount systematic withdrawal program.  This feature allows you to receive a systematic withdrawal in a fixed dollar amount in addition to your systematic withdrawal program regardless of any potential impact of surrender charges or Market Value Adjustments.  Systematic withdrawals from Fixed Interest Options under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions.  You choose the amount of the fixed systematic withdrawals, which may total up to an annual maximum of 10% of your Contract Value as determined on the day we receive your election of this feature.  We will not recalculate the maximum limit when you make additional premium payments, unless you instruct us to do so.  We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date.  We will assess a Market Value Adjustment on the withdrawal date if the withdrawal from a Fixed Interest Option exceeds your interest earnings on the withdrawal date.  We will apply the surrender charge and any Market Value Adjustment directly to your Contract Value (rather than to the withdrawal) so that the amount of each systematic withdrawal remains fixed.

Fixed dollar systematic withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Tax Code may exceed the maximum described above.  Such withdrawals are subject to surrender charges and Market Value Adjustments when they exceed the applicable maximum percentage.

IRA Withdrawals.   If you have a non-Roth IRA Contract and will be at least age 72 (age 70 1∕2 if born before July 1, 1949) during the current calendar year, you may elect to have distributions made to you to satisfy minimum distribution requirements imposed by federal tax law.  IRA withdrawals provide payout of amounts required to be distributed by the Tax Code rules governing mandatory distributions under IRAs.  We will send you a notice before your distributions commence.  You may elect to take IRA withdrawals at that time, or at a later date.  You may not elect IRA withdrawals and participate in systematic withdrawals at the same time.  If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the requirements imposed by federal tax law may be made.  Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law, unless you are satisfying those mandatory distribution rules through withdrawals from other IRA accounts.

You choose the frequency of your IRA withdrawals (monthly, quarterly, or annually) and the start date.  This date must be at least 30 days after the Contract Date and no later than the 28th day of the month.  Subject to these rules, if you have not indicated the date, your IRA withdrawals will occur on the next business day after your Contract Date for your desired frequency.

We calculate the amount you are required to withdraw from your Contract each year based on the information you give us and various choices you make.  For information regarding the calculation and choices you have, see the SAI.  Or, we will accept your written instructions regarding the calculated amount required to be withdrawn from your Contract each year.  The minimum dollar amount you can withdraw is $100.  When we determine the required IRA withdrawal amount each year based on the frequency you select, if that amount is less than $100, we will pay $100.  At any time where the IRA withdrawal amount is greater than the Contract Value, we will cancel the Contract and send you the amount of the Cash Surrender Value.

You may change the payment frequency of your IRA withdrawals once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least seven days before the next scheduled withdrawal date.

An IRA withdrawal from a Fixed Interest Option in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment and may be subject to surrender charges.

On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).  Among other provisions, the CARES Act suspended the minimum distribution requirements (RMDs) applicable to IRAs for the year 2020.   See “FEDERAL TAX CONSIDERATIONS” for more details.

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403(b) PLAN LOANS

Availability.  If your Contract was issued in relation to a 403(b) retirement plan, 403(b) Plan Loans may be available to you if specifically permitted by the terms of your plan and in your state.  If available, you may initiate a loan at any time during the accumulation phase prior to reaching age 72.  Some states may limit the number of loans that may be outstanding at any one time.

Loans are subject to requirements under the Tax Code and related loan regulations, as well as ERISA (if applicable). Further restrictions may apply due to our administrative practices. We reserve the right to deny a loan request if the participant has an outstanding loan in default.

Things to Consider Before Initiating a Loan.  When you initiate a loan we transfer an amount equal to the loan, on a pro-rata basis, from each of the investment options in which your Contract Value is allocated to a special loan account within our general account where it is held as collateral for your outstanding loan balance.  Consequently, consider the following before initiating a loan:

•	Loan Fee. A $25 loan fee is deducted from your Contract Value when initiating a loan;
•
Potential loss of Investment Return.  Taking a loan reduces your opportunity to participate in the investment performance of the Subaccounts and the interest guarantees of the Fixed Interest Options; and

•
Loan Interest.  Interest is both charged and credited on loan amounts allocated to the special loan account.  The interest rate charged is 6% annually, and the interest rate credited is 3% annually.  The difference between the rate charged and the rate credited on loans is called the loan interest rate spread, which is retained by the Company.

Loan Amount.  The minimum loan amount is $1,000, and the maximum loan amount is the lesser of:

•	The greater of:
o 50% of your Cash Surrender Value, less any outstanding loan balance; or
o $10,000 less any outstanding loan balance;
•	$50,000 less the highest outstanding loan balance in the last 12 months; or
•	The greater of:
o 90% of your Cash Surrender Value; or
o Your Cash Surrender Value minus $2,500.

Repayment.  You are required to establish a repayment schedule when initiating a loan.  Repayment terms may vary, but generally range from one to five years in duration.  When you initiate a loan, a repayment amount is determined and you choose whether to repay the loan over the term on a monthly or quarterly basis.  Once chosen, your repayment term and frequency cannot be changed.  You may always pay more than the agreed upon repayment amount, and you may pay off the loan before the end of its term.

Loan repayments received will reduce the outstanding loan balance and such amounts, net of loan interest, will be transferred on a pro rate basis from the special loan account to the investment options in which your Contract Value is then allocated.

Past Due Loans.  A loan will become past due when a scheduled payment has not been received.  Any loan payments made on a past due loan will apply to the oldest delinquent payment first for the purposes of avoiding defaulting on the loan.  Any amount past due for more than three months will cause the loan to be in default.

Defaulted Loans.  When a loan is in default, the outstanding loan amount, including accrued interest, is treated as a normal disbursement for tax purposes and will be reported as a taxable distribution to the IRS.  The distribution may be subject to tax penalties under Tax Code.  To the extent a loan that has been reported as a distribution remains unpaid, it will continue to count against your future loan availability.  If you have defaulted on a loan, interest will continue to accumulate on the balance until the loan is paid or you have a distributable event. Additionally, certain other tax rules apply to distributions from the contract.  The CARES Act includes temporary relief from certain of the Tax Code rules applicable to loans.   See “FEDERAL TAX CONSIDERATIONS ‒ Taxation of Qualified Contracts” for additional information.

Withdrawals to Repay a Loan.  You may take a withdrawal from your Contract to make a loan payment or repay a loan that is in default, but any such withdrawal will be subject to the normal consequences of a withdrawal, including possible surrender charges and a Market Value Adjustment from amounts withdrawn from a Fixed Interest Option.   We cannot apply any amount withdrawn directly to a loan repayment.  Rather, you will need to take the withdrawal and return the loan payment to us with a personal check or in another accepted method of payment.

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ANNUITY OPTIONS

Annuitization of Your Contract

If the Annuitant and Contract Owner are living on the Annuity Start Date, we will begin making payments to the Contract Owner under an annuity option.  Five fixed payment annuity options are currently available.  We will make these payments under the annuity option you choose.  You may change an annuity option by making a written request to us at least 30 days before the Annuity Start Date.  Living benefit riders automatically terminate when the income phase of your Contract begins.  The MGIB annuity benefit may be available if you have purchased the MGIB rider, provided any waiting period or other specified condition has been met.  The Maximum Annual Withdrawal may be available with the LifePay Plus or Joint LifePay Plus riders.  Except as provided under certain riders, there is no Death Benefit after the Annuity Start Date.

Your choice of an annuity option may be limited, depending on your use of the Contract.  Certain annuity options and/or certain period certain durations may not be available, depending on the age of the Annuitant and whether your Contract is a qualified Contract that is subject to Tax Code Section 401(a)(9).  In addition, for qualified Contracts once annuity payments start under an annuity option, it may be necessary to modify those payments following the Annuitant’s death in order to comply with new requirements under the Required Minimum Distribution rules.  See “FEDERAL TAX CONSIDERATIONS - Required Distributions upon Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).”

You may also elect an annuity option on surrender of the Contract for its Cash Surrender Value or you may choose one or more annuity options for the payment of Death Benefit proceeds while it is in effect and before the Annuity Start Date.  If, at the time of the Contract Owner’s death or the Annuitant’s death (if the Contract Owner is not an individual but is a non-natural person), no option has been chosen for paying Death Benefit proceeds, the beneficiary may choose an annuity option.  In such a case, the payments will be based on the life expectancy of the beneficiary rather than the life of the Annuitant.  In all events, payments of Death Benefit proceeds must comply with the distribution requirements of applicable federal tax law.

The minimum monthly annuity payment that we will make is $20.  We may require that a single sum payment be made if the Contract Value is less than $2,000 or if the calculated monthly annuity payment is less than $20.

For each annuity option, we will issue a separate written agreement putting the annuity option into effect.  Before we pay any annuity benefits, we require the return of your Contract.  If your Contract has been lost, we will require that you complete and return the applicable lost Contract form.  Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used and the interest credited to the Fixed Interest Options or the investment performance of the Funds if variable options are available and selected.

Our current annuity options provide only for fixed payments.  Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us.  Payment under our current annuity options will last either for a specified period of time or for the life of the Annuitant, or both – depending on the option selected.  We will determine the amount of the annuity payments on the Annuity Start Date by multiplying the Contract Value (adjusted for any Market Value Adjustment and any rider charges that would be due) by the applicable payment factor provided under the Contract and dividing it by 1,000.  The applicable payment factor will depend on:
•	The annuity option selected;
•	The payment date;
•	The frequency of payments you choose; and
•	The age (and gender, where appropriate under applicable law) of the Annuitant or the beneficiary.

Surrender charges might apply depending on the annuity options.  As a general rule, more frequent annuity payments will result in smaller individual annuity payments.  Likewise, annuity payments that are anticipated over a longer period of time will also result in smaller individual annuity payments.  Because our current annuity options provide only for fixed payments, additional payments will not differ from the amount of your first annuity payment.

Our approval is needed for any option where:
•	The person named to receive payment is other than the Contract Owner or beneficiary;
•	The person named is not an individual but is a non-natural person, such as a corporation; or
•	Any annuity payment would be less than the minimum annuity payment allowed.

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Selecting the Annuity Start Date

You select the Annuity Start Date, which is the date on which the annuity payments commence.  Unless we consent, the Annuity Start Date must be at least five years from the Contract Date but before the month immediately following the Annuitant’s 95th birthday.  Subject to the required minimum distribution rules under the Tax Code, if on the Annuity Start Date, a surrender charge remains, the elected annuity option must be option include a period certain of at least ten years.

If you do not select an Annuity Start Date, it will automatically begin in the month following the Annuitant’s 90th birthday.

If the Annuity Start Date occurs when the Annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes.  For more information, see “FEDERAL TAX CONSIDERATIONS.”  For a Contract purchased in connection with a qualified plan, other than a Roth IRA, distributions must commence not later than April 1st of the calendar year following the calendar year in which you reach age 72 (age 70½ if you were born before July 1, 1949) or, in some cases, retire.  Distributions may be made through annuitization or withdrawals.  You should consult a tax adviser for tax advice when selecting and Annuity Start Date.

Frequency of Annuity Payments

You choose the frequency of the annuity payments.  They may be monthly, quarterly, semi-annually, or annually.  If we do not receive written notice from you, we will make the payments monthly.  There may be certain restrictions on minimum payments that we will allow.

Beneficiary Rights

A beneficiary’s right to elect an annuity option or receive a lump sum may have been restricted by the Contract Owner.  If so, such options may not be available to the beneficiary.  In addition, the beneficiary’s rights may be restricted by the distribution requirements of the applicable federal tax laws.

The Annuity Options

The Contract has five annuity options.  Payments under Options 1, 2, 3, and 4 are fixed.  Payments under Option 5 may be fixed or variable, although only fixed payments are currently available.  For a fixed annuity option, the Contract Value in the Subaccounts is transferred to the Company’s general account.  If you do not choose an annuity option, Option 2 – Income for Life with a 10-year period certain will be selected for you, or a shorter period if required by law.  Monthly payment amounts for each of the available options are available on request.

The MGIB annuity options available under the MGIB rider are different from the options listed below.  For additional information, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider – MGIB Annuity Options.”

Option 1.  Income for Life.  Under this option, we make payments for the life of the Annuitant in equal monthly installments.  There is no minimum number of payments.

Option 2.  Income for a Fixed Period.  Under this option, we make monthly payments in equal installments for a fixed number of years based on the Contract Value on the Annuity Start Date.  The fixed period must be between 15 and 30 years.  We guarantee that each monthly payment will be at least the amount stated in your Contract.  If you prefer, you may request that payments be made in annual, semi-annual or quarterly installments.  We will provide you with illustrations if you ask for them.  If the Cash Surrender Value or Contract Value is applied under this option, a 10% penalty tax may apply to the taxable portion of each annuity payment until the Contract Owner reaches age 59½.

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Option 3.  Income for Life with a Period Certain.  Under this option, we make payments for the life of the Annuitant in equal monthly installments and guarantee the payments for a period certain, such as 10 or 20 years.  Other periods certain may be available to you on request.  You may choose a refund period instead.  Under this arrangement, payments are guaranteed until their sum equals the value of your Contract used to determine the annuity payments.  If the person named lives beyond the guaranteed period, we will continue payments until his or her death.  We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person’s age on his or her last birthday before the Annuity Start Date.  Amounts for ages not shown in the Contract are available on request.

Option 4.  Joint Life Income.  This option is available when there are two persons named to determine annuity payments.  At least one of the persons named must be either the Contract Owner or beneficiary under the Contract.  We guarantee monthly payments will be made as long as at least one of the named persons is living.  There is no minimum number of payments.  Monthly payment amounts are available on request.

Option 5.  Annuity Plan.  Under this option, your Contract Value can be applied to any other annuitization option that we choose to offer on the Annuity Start Date.  Annuity payments under Option 5 may be fixed or variable, although only fixed payments are currently available.  If payments are variable, they will be subject to and comply with the requirements of the 1940 Act.

Payment When Named Person Dies

When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and the Company, subject to any minimum distribution requirements imposed by federal tax law.  The amounts we will pay are determined as follows:
•	For Option 1, no amounts are payable after the named person has died;
•
For Options 2 and 3, we will continue any remaining guaranteed payments.  Under Options 2 and 3, the discounted values of the remaining guaranteed payments may be paid in a single sum.  This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early.  We will base the discount interest rate on the interest rate used to calculate the payments for Options 2 and 3;

•	For Option 4, no amounts are payable after both named persons have died; and
•	For Option 5, the annuity option agreement will state the amount we will pay, if any.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits that are available through the Contract.  For details about each benefit, please see the corresponding section in this prospectus.

Name of Benefit	Purpose	Maximum Annual Fee	Current Annual Fee	Brief Description of Restrictions/ Limitations
Standard Death Benefit	Provides a Death Benefit payable upon the death of either the Contract Owner or the first of joint owners or the Annuitant (when a Contract Owner is not an individual but is a non-natural person).	Base Contract Expense - 1.55% of Contract Value in each Subaccount	Base Contract Expense - 1.55% of Contract Value in each Subaccount	Automatically comes with the Contract. Fund selection can impact the benefit. Benefit will increase with additional premium payments and decrease with withdrawals.

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Name of Benefit	Purpose	Maximum Annual Fee	Current Annual Fee	Brief Description of Restrictions/ Limitations
Optional Annual/Quarterly Ratchet Enhanced Death Benefit	Enhances the Standard Death Benefit with any positive investment performance.	0.30% of Contract Value in each Subaccount	0.30% of Contract Value in each Subaccount	No longer available to purchase. Fund selection can impact the benefit. Withdrawals may reduce the benefit proportionally.
Optional Max 7 Enhanced Death Benefit	Enhances the Standard Death Benefit with the greater of any positive investment performance or a stated interest rate.	0.55% of Contract Value in each Subaccount	0.55% of Contract Value in each Subaccount	No longer available to purchase. Fund selection can impact the benefit. Withdrawals may reduce the benefit proportionally.
Optional Earnings Multiplier Benefit Rider	Enhances the Death Benefit equal to a certain percentage of gain in the Contract, adjusted for withdrawals.	0.30% of Contract Value annually.	0.30% of Contract Value annually.	No longer available to purchase. Once selected, this rider generally may not be cancelled. There is no benefit if there is no gain in the Contract, even though the fee continues to be deducted.
Optional Minimum Guaranteed Income Benefit Rider	Guarantees that a minimum amount of annuity income if you annuitize on the MGIB Date, regardless of fluctuating market conditions	1.50% of the MGIB Charge Base	0.75% of the MGIB Charge Base	No longer available to purchase. Fund selection can impact the benefit.
Optional LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider	Provides a guarantee of a minimum level of annual withdrawals for the life of the Annuitant, even if these withdrawals reduce your Contract Value to zero.	1.30% of the LifePay Plus Base	0.85% of the LifePay Plus Base	No longer available to purchase. Excess withdrawals can reduce or eliminate the benefit. Fund selection can impact the benefit.
Optional Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider	Provides a guarantee of a minimum level of annual withdrawals for both you and your spouse, even if these withdrawals reduce your Contract Value to zero.	1.50% of the Joint LifePay Plus Base	1.05% of the Joint LifePay Plus Base	No longer available to purchase. Excess withdrawals can reduce or eliminate the benefit. Fund selection can impact the benefit.

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DEATH BENEFIT

Death Benefit Options

The Contract has a Standard Death Benefit and the following two optional death benefits that were available for election when you applied for the Contract:
•	The Annual/Quarterly Ratchet Enhanced Death Benefit; and
•	The Max 7 Enhanced Death Benefit.

If you did not elect one of the optional Death Benefits at the time of application for the Contract, your Contract was issued with the Standard Death Benefit.  Not all Death Benefit options were available at all issue ages or with all of the living benefit riders.  Additionally, not all Death Benefit options were available in every state.  The Death Benefit option applicable to your Contract cannot be changed.

A change in ownership of the Contract may affect the amount of the Death Benefit.  The LifePay Plus and Joint LifePay Plus riders may also affect the Death Benefit.  See your Contract for the Death Benefit Option applicable to you.

Death Benefit During the Accumulation Phase

During the accumulation phase, a Death Benefit (and the Earning Multiplier Benefit, if elected) is payable when either the Contract Owner or the first of joint owners or the Annuitant (when a Contract Owner is not an individual but is a non-natural person) dies before the Annuity Start Date.  Upon the first joint owner’s death, the surviving owner will become the beneficiary under the Contact.  Assuming you are the Contract Owner, your beneficiary will receive a Death Benefit unless the sole beneficiary is your surviving spouse and he or she elects to continue the Contract.  We calculate the Death Benefit value as of the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at Customer Service (“Claim Date”).  Surrender charges are waived in relation to premiums received before our receipt of due proof of death, and unless the sole beneficiary is your surviving spouse and he or she elects to continue the Contract, we will not accept additional premiums after we have received notice of death.

If there is a beneficiary who is not the spouse of the Contract Owner, the value of the Death Benefit may be allocated to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment.  If the spouse is the sole beneficiary of the Contract Owner, the value of the Death Benefit will remain allocated to the investment options in which Contract Value is allocated on the Claim Date and may be subject to market performance, positive or negative, from the Claim Date until the date of payment.  If your beneficiary wants to receive the Death Benefit on a date later than this, it may affect the amount of the benefit payable in the future.  Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, the proceeds may be received in a single lump-sum, applied to any of the annuity options, or, if available, paid over the beneficiary’s lifetime. See “SYSTEMATIC WITHDRAWALS” above. A beneficiary’s right to elect an annuity option or receive a lump-sum payment may have been restricted by the Contract Owner.  If so, such rights or options may not be available to the beneficiary.

If we do not receive a request to apply the Death Benefit proceeds to an annuity option, we will make a single payment in a lump-sum.  We will generally pay Death Benefit proceeds within seven days after Customer Service has received sufficient information to make the payment.  For information on required distributions under federal income tax laws, you should see FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs). Beneficiaries should carefully review all settlement and payment options available under the Contract and are encouraged to consult with a financial professional or tax and/or legal adviser before choosing a settlement or payment option.

Payment of the Death Benefit may be subject to certain mandatory distribution rules required by federal tax law.

In all cases described below, the amount of the Death Benefit could be reduced by premium taxes owed and withdrawals not previously deducted.

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Standard Death Benefit.  The Standard Death Benefit equals the greater of:
•	The Standard Minimum Guaranteed Death Benefit (“Standard MGDB”) for amounts allocated to Covered Funds plus the Contract Value allocated to Excluded Funds; and
•	The greater of the Contract Value and the Cash Surrender Value (sometimes referred to as the “Base Death Benefit”), reduced by any Premium Credits applied since or within 12 months prior to death..

Covered Funds are all investment options not designated as Excluded Funds.  No investment options are currently designated as Excluded Funds for purposes of the Standard Death Benefit.

The Standard MGDB allocated to both Covered Funds and Excluded Funds equals premium payments plus Premium Credits allocated to Covered Funds or Excluded Funds, respectively, less proportional adjustments for any withdrawals and transfers.  For Excluded Funds, this calculation is not used for benefit purposes but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the Standard MGDB proportionally.  The percentage reduction in the Standard MGDB for each Fund category (i.e., Covered or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal.  The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.  For example, assume a $10,000 withdrawal from Covered Funds in a Contract with a Contract Value of $100,000 and a Standard MGDB of $125,000.  After the withdrawal, the percentage reduction in the Standard MGDB would be equal to the percentage reduction in Contract Value, which is 10% ($10,000 / $100,000 = 10%).  Therefore, although the reduction in Contract Value is just $10,000, the Standard MGDB will be reduced by $12,500 (10% * $125,000 = $12,500).

Transfers among Fund categories do not reduce the overall Standard MGDB.

Enhanced Death Benefit Options.  The Contract has Enhanced Death Benefit options designed to protect the Contract Value from poor investment performance and the impact that poor investment performance could have on the Standard Death Benefit.  The Enhanced Death Benefit options enable you to lock in positive investment performance.  Under the Enhanced Death Benefit options, if you die before the Annuity Start Date, your beneficiary will receive the greater of the Standard Death Benefit or the Enhanced Death Benefit option elected.

Each Enhanced Death Benefit locks in positive investment performance in a different way.  The Annual Ratchet Enhanced Death Benefit locks annually.  The Max 7 Enhanced Death Benefit not only locks annually, but also has an element that locks annually at a specified interest rate, so your Death Benefit under the Max 7 Enhanced Death Benefit would be the greater of these two elements.  Which Enhanced Death Benefit option is right for you ultimately depends on whether you want the lock to include a specified interest rate element and the associated additional charge.  Each Enhanced Death Benefit option is explained further below.

Before January 12, 2009, the Quarterly Ratchet Enhanced Death Benefit was available in place of the Annual Ratchet Enhanced Death Benefit; the frequency of the ratchet component was quarterly for both the Quarterly Ratchet Enhanced Death Benefit; and the Max 7 Enhanced Death Benefit.

Allocation restrictions apply for purposes of determining Death Benefits.  Selecting a Special Fund or Excluded Fund may limit or reduce the Enhanced Death Benefit.  We may, with 30 days’ notice to you, designate any Fund as a Special Fund or Excluded Fund on existing Contracts with respect to new premiums and Premium Credits added to such Fund and also with respect to new transfers to such Fund.

For the period during which a portion of the Contract Value is allocated to a Special Fund or Excluded Fund, we may, at our discretion, reduce the Base Contract Expense attributable to that portion of the Contract Value.  The reduced Base Contract Expense will be applicable only during that period.

The Annual Ratchet Enhanced Death Benefit equals the greater of:
•	The Standard Death Benefit; and
•
The Annual Ratchet Minimum Guaranteed Death Benefit (“Annual Ratchet MGDB”) allocated to Covered Funds plus the Contract Value allocated to Excluded Funds less any Premium Credits applied since or within 12 months prior to death.

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Covered Funds are all investment options not designated as Excluded Funds.  No investment options are currently designated as Excluded Funds for purposes of the Annual Ratchet MGDB.

The Annual Ratchet Enhanced Death Benefit was the Quarterly Ratchet Enhanced Death Benefit before January 12, 2009, so the Annual Ratchet MGDB was the Quarterly Ratchet MGDB.

The Annual Ratchet MGDB allocated to Covered Funds on the Contract Date equaled the premium and Premium Credits allocated to Covered Funds.  On each Contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Covered Funds will be set to the greater of:
•	The current Contract Value in Covered Funds (after deductions occurring as of that date); and
•
The Annual Ratchet MGDB in Covered Funds from the prior Contract anniversary (after deductions occurring on that date), adjusted for new premiums and Premium Credits, partial withdrawals attributable to Covered Funds, and transfers.

On dates other than Contract anniversaries, the Annual Ratchet MGDB in the Covered Funds is equal to the Annual Ratchet MGDB in the Covered Funds from the last Contract anniversary, adjusted for new premiums and Premium Credits, partial withdrawals attributable to Covered Funds, and transfers.

The Annual Ratchet MGDB allocated to Excluded Funds on the Contract Date equaled the premium plus Premium Credits allocated to Excluded Funds.  On each Contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Excluded Funds will be set to the greater of:
•	The current Contract Value in Excluded Funds (after deductions occurring as of that date); and
•
The Annual Ratchet MGDB in the Excluded Funds from the prior Contract anniversary (after deductions occurring on that date), adjusted for new premiums and Premium Credits, partial withdrawals attributable to Excluded Funds, and transfers.

On dates other than Contract anniversaries, the Annual Ratchet MGDB in the Excluded Funds is equal to the Annual Ratchet MGDB in the Excluded Funds from the last Contract anniversary, adjusted for new premiums and Premium Credits, partial withdrawals attributable to Excluded Funds, and transfers.

Important Note:
The calculation of the Annual Ratchet MGDB allocated to Excluded Funds is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Before January 12, 2009, the Annual Ratchet MGDB was the Quarterly Ratchet MGDB.  On the Contract Date, the Quarterly Ratchet MGDB in Covered Funds equaled the premium and Premium Credits allocated to Covered Funds.  On each quarterly Contract anniversary that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Covered Funds will be set to the greater of:
•	The current Contract Value in Covered Funds (after deductions occurring as of that date); and
•
The Quarterly Ratchet MGDB in Covered Funds from the prior quarterly Contract anniversary (after deductions occurring on that date), adjusted for new premiums and Premium Credits, partial withdrawals attributable to Covered Funds, and transfers.

A “quarterly Contract anniversary” is the date three months from the Contract Date that falls on the same date in the month as the Contract Date.  If there is no corresponding date in the month, the quarterly Contract anniversary will be the last date of such month. If the quarterly Contract anniversary falls on a weekend or holiday, we will use the value as of the subsequent business day.

On dates other than quarterly anniversaries, the Quarterly Ratchet MGDB in the Covered Funds is equal to the Quarterly Ratchet MGDB in the Covered Funds from the last quarterly Contract anniversary, adjusted for new premiums and Premium Credits, partial withdrawals attributable to Covered Funds, and transfers.

The Quarterly Ratchet MGDB allocated to Excluded Funds on the Contract Date equaled the premium and Premium Credits allocated to Excluded Funds.  On each quarterly Contract anniversary that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Excluded Funds will be set to the greater of:
•	The current Contract Value in Excluded Funds (after deductions occurring as of that date); and
•
The Quarterly Ratchet MGDB in the Excluded Funds from the prior quarterly Contract anniversary (after deductions occurring on that date), adjusted for new premiums and Premium Credits, partial withdrawals attributable to Excluded Funds, and transfers.

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On dates other than quarterly anniversaries, the Quarterly Ratchet MGDB in the Excluded Funds is equal to the Quarterly Ratchet MGDB in the Excluded Funds from the last quarterly Contract anniversary, adjusted for new premiums and Premium Credits, partial withdrawals attributable to Excluded Funds, and transfers.

Important Note:
The calculation of the Quarterly Ratchet MGDB allocated to Excluded Funds is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the Annual and Quarterly Ratchet MGDB proportionally.  The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.  For example, assume a $10,000 withdrawal from Covered Funds in a Contract with a Contract Value of $100,000 and an Annual and Quarterly Ratchet MGDB of $125,000.  After the withdrawal, the percentage reduction in the Annual and Quarterly Ratchet MGDB would be equal to the percentage reduction in Contract Value, which is 10% ($10,000 / $100,000 = 10%).  Therefore although the reduction in Contract Value is just $10,000, the Annual and Quarterly Ratchet MGDB will be reduced by $12,500 (10% * $125,000 = $12,500).

Net transfers from Covered Funds to Excluded Funds will reduce the Annual and Quarterly Ratchet MGDB in Covered Funds proportionally.  The increase in the Annual and Quarterly Ratchet MGDB allocated to Excluded Funds, as applicable, will equal the decrease in the Annual and Quarterly Ratchet MGDB in Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the Annual and Quarterly Ratchet MGDB in Excluded Funds proportionally.  The increase in the Annual and Quarterly Ratchet MGDB allocated to Covered Funds will equal the lesser of the net Contract Value transferred and the reduction in the Annual and Quarterly Ratchet MGDB in Excluded Funds.

The Max 7 Enhanced Death Benefit equals the greater of the Annual Ratchet Enhanced Death Benefit (or the Quarterly Ratchet Enhanced Death Benefit for contracts issued before January 12, 2009) and the 7% Solution Death Benefit Element.  Each element of the Max 7 Enhanced Death Benefit is determined independently of the other at all times.

The 7% Solution Death Benefit Element is the greater of:
•	The Standard Death Benefit; and
•	The lesser of:
	o	2.5 times all premium payments plus Premium Credits adjusted for withdrawals (the “Cap”); and
	o	The sum of the 7% Solution Minimum Guaranteed Death Benefit Element (“7% MGDB”) allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the Contract Value allocated to Excluded Funds.

For Contracts issued prior to August 21, 2006, the Cap is 3 times all premium payments plus Premium Credits, adjusted for withdrawals.

Fund Categories.  For purposes of calculating the 7% Solution Death Benefit Element, Covered Funds are all investment options not designated as Special Funds or Excluded Funds.

For purposes of calculating the 7% Solution Death Benefit Element, the following investment options are designated as Special Funds:
•	The Voya Government Liquid Assets Portfolio;
•	The Fixed Interest Option; and
•
The ProFunds VP Rising Rates Opportunity Portfolio (although it was closed to new allocations effective April 30, 2007).  For Contracts issued prior to September 2, 2003, however, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund; and

•	The Voya Limited Maturity Bond Portfolio (although it was closed to new allocations effective March 12, 2004).

No investment options are currently designated as Excluded Funds.  See APPENDIX E for examples of the impact on your 7% Solution Death Benefit Element of allocating Contract Value between Covered Funds and Special Funds.

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The 7% MGDB allocated to Covered Funds equals premiums plus Premium Credits allocated to Covered Funds, adjusted for withdrawals and transfers, accumulated at 7% annually until age 80 or the 7% MGDB reaches the Cap.  There is no accumulation once the Cap is reached.  Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended.  The Max 7 Enhanced Death Benefit available for some Contracts issued in 2001 or earlier allows for accumulation to continue beyond age 80, subject to the Cap.  Please see your Contract for details regarding the terms of your Death Benefit.

The 7% MGDB allocated to Special Funds equals premiums plus Premium Credits allocated to Special Funds, adjusted for withdrawals and transfers.  There is no accumulation at 7% for amounts allocated to Special Funds.

The 7% MGDB allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the 7% MGDB proportionally.  The percentage reduction in the 7% MGDB for each Fund category (i.e. Covered Funds, Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal.  The percentage reduction in the Cap equals the percentage reduction in total Contract Value resulting from the withdrawal.  The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.  For example, assume a $10,000 withdrawal from Covered Funds in a Contract with a Contract Value of $100,000 and a 7% MGDB of $125,000.  After the withdrawal, the percentage reduction in the 7% MGDB would be equal to the percentage reduction in Contract Value, which is 10% ($10,000 / $100,000 = 10%).  Therefore, although the reduction in Contract Value is just $10,000, the 7% MGDB will be reduced by $12,500 (10% * $125,000 = $12,500).

Transfers among Fund categories do not reduce the overall 7% MGDB but do affect the amount of the 7% MGDB in a particular Fund category.  Net transfers from the Funds will reduce the 7% MGDB in the Funds proportionally.  The increase in the 7% MGDB allocated to Fund category to which the transfer is being made will equal the decrease in the Fund category from which the transfer is being made.

In all cases described above, the amount of the Death Benefit could be reduced by premium taxes owed and withdrawals not previously deducted.  The enhanced Death Benefit may not be available in all states.

Earnings Multiplier Benefit Rider.

The Earnings Multiplier Benefit rider is an optional rider that provides a separate death benefit in addition to the death benefit provided under the death benefit options described above. You may have added it at issue of the Contract or, if not yet available in your state, on the next contract anniversary following introduction of the rider in your state. The date on which the rider was added to your Contract is referred to as the “rider effective date.”  The rider is no longer available for purchase.

If the rider is added at issue, the rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 150% of premiums adjusted for withdrawals (“Maximum Base”). Currently, if added at issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of:
•	The Maximum Base; and
•	The Contract Value on the Claim Date minus premiums and adjusted for withdrawals.

If the rider was added after issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of:
•	150% of the Contract Value on the rider effective date, plus subsequent premiums adjusted for subsequent withdrawals; and
•	The Contract Value on the Claim Date minus the Contract Value on the rider effective date, minus subsequent premiums and adjusted for subsequent withdrawals.

There is an extra charge for the earnings multiplier benefit rider and once selected, it may not be revoked. The rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see “CHARGES AND FEES – Optional Rider Charges – Earnings Multiplier Benefit Rider Charge” for a description of the charge.

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Death Benefit During the Income Phase

Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, if any Contract Owner or the Annuitant dies after the Annuity Start Date, we will pay the beneficiary any certain benefit proceeds remaining under the Contract.

Contract Continuation After Death – Spouse

If at the Contract Owner’s death, the surviving spouse of the deceased Contract Owner is the sole beneficiary and such surviving spouse elects to continue the Contract as his or her own, if allowed under the requirements under the Tax Code, the following will apply:
•
If the guaranteed Death Benefit as of the date we receive due proof of death, minus the Contract Value on that date is greater than zero, we will add such difference to the Contract Value.  We will allocate such addition to the Subaccounts in proportion to the Contract Value in the Subaccounts, unless you direct otherwise.  If there is no Contract Value in any Subaccount, we will allocate the addition to the Voya Government Liquid Assets Portfolio, or its successor.  Such addition to Contract Value will not affect the guaranteed Death Benefit or any living benefit rider values.  Any addition to Contract Value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of the Contract elects to continue the Contract as his or her own;

•	The Death Benefits under each of the available options will continue, based on the surviving spouse’s age on the date that ownership changes to the surviving spouse;
•	Any premiums paid after the Contract is continued will be subject to applicable surrender charges;
•
If you elected the Annual Ratchet Death Benefit (Quarterly Ratchet Enhanced Death Benefit before January 12, 2009) or the Max 7 Enhanced Death Benefit and the new surviving spouse Contract Owner is younger than attained age 90, ratchets will continue (or resume if deceased owner had already reached age 90) until the new surviving spouse Contract Owner reaches age 90.  If you elected the Max 7 Enhanced Death Benefit the new surviving spouse Contract Owner is younger than attained age 80, the Max 7 Enhanced Death Benefit continues or resumes accumulation until either the Cap or the attained age of 80 is reached;

•
If you purchased the Earnings Multiplier Benefit rider, and the benefit would otherwise be payable, we will add the benefit to the Contract Value and allocate the benefit among the Subaccounts in proportion to the Contract Value in the Subaccounts, unless you direct otherwise. If there is no Contract Value in any Subaccount, we will allocate the benefit to the Voya Government Liquid Assets Portfolio, or its successor; and

•
The Earnings Multiplier Benefit rider will continue if the surviving spouse is younger than age 75, the maximum rider issue age. If the surviving spouse is age 75 or older, the rider will terminate. The Maximum Base and the percentages will be reset based on the adjusted Contract Value. The calculation of the benefit going forward will be: (1) based on the attained age of the spouse at the time of the ownership change using current values as of that date; (2) computed as if the rider were added to the Contract after issue and after the increase; and (3) based on the Maximum Base and percentages in effect on the original rider effective date. However, we may permit the surviving spouse to elect to use the then-current Maximum Base and percentages in the benefit calculation.

Contract Continuation After Death – Not a Spouse

If the beneficiary or surviving joint owner is not the spouse of the owner, the payment of the Death Benefit may be deferred, subject to limits under Tax Code section 72(s) or 401(a)(9) as applicable.  See next section, “Required Distributions Upon Contract Owner’s Death.”  No additional premium payments may be made.

If the guaranteed Death Benefit as of the date we receive due proof of death, minus the Contract Value also on that date, is greater than zero, we will add such difference to the Contract Value.  Such addition will be allocated to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment.

The death benefit will then terminate.  At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the Contract Owner will be waived.  No additional premium payments may be made.

If you elected the Earnings Multiplier Benefit rider, and the benefit would otherwise be payable, we will add the benefit to the Contract Value and allocate the benefit to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment.  The Earnings Multiplier Benefit rider then terminates, whether or not a benefit was payable under the terms of the rider.

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Required Distributions Upon Contract Owner’s Death

Nonqualified Contracts.  We will not allow any payment of benefits provided under a nonqualified Contract which does not satisfy the requirements of Section 72(s) of the Tax Code.

If any Contract Owner of a nonqualified Contract dies before the Annuity Start Date, we will distribute the Death Benefit payable to the beneficiary as follows:
•	The Death Benefit must be completely distributed within five years of the Contract Owner’s date of death; or
•	The beneficiary may elect, within the one-year period after the Contract Owner’s date of death, to receive the Death Benefit in the form of an annuity from us, provided that:
	o	Such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and
	o	Such distributions begin no later than one year after the Contract Owner’s date of death.

If the sole beneficiary is not the deceased owner’s surviving spouse, the distribution provisions described immediately above will apply even if the Annuitant and/or contingent Annuitant are alive at the time of the Contract Owner’s death.

If we do not receive an election from an owner’s beneficiary who is not a spouse within the one-year period after the Contract Owner’s date of death, then we will pay the Death Benefit to the beneficiary in a cash payment within five years from the date of death.  We will determine the Death Benefit as of the date we receive proof of death.  Such cash payment will be in full settlement of all our liability under the Contract.

If the sole beneficiary is the deceased owner’s surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the Contract Owner’s death.  Upon receipt of such election from the spouse at Customer Service:
•	All rights of the spouse as Contract Owner’s beneficiary under the Contract in effect prior to such election will cease;
•	The spouse will become the owner of the Contract and will also be treated as the contingent Annuitant, if none has been named and only if the deceased owner was the Annuitant; and
•	All rights and privileges granted by the Contract or allowed by us will belong to the spouse as Contract Owner of the Contract.

We deem the spouse to have made the election to continue the Contract if such spouse makes a premium payment to the Contract or fails to make a timely election for payment of the Death Benefit as described above

Subject to availability, and our then current rules, a spousal or non-spousal beneficiary may elect to receive Death Benefits as payments over the life expectancy of the beneficiary (“stretch”).  “Stretch” payments will be subject to the same limitations as systematic withdrawals, and nonqualified “stretch” payments will be reported on the same basis as other systematic withdrawals.

If any Contract Owner of a nonqualified Contract dies after the Annuity Start Date, all of the Contract Owner’s rights granted under the Contract, if any, or allowed by us will pass to the Contract Owner’s beneficiary and must be distributed at least as rapidly as under the method of distribution being used at the date of the Contract Owner’s death.

Qualified Contracts.   We will not allow any payment of benefits provided under a qualified Contract which does not satisfy the requirements of Section 401(a)(9) of the Tax Code.  While the required distributions upon death rules for qualified Contracts are similar to those for nonqualified Contracts, there are significant differences.   See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).

OPTIONAL LIVING BENEFIT RIDERS

Some features and benefits of the Contract, if selected, are available through an optional living benefit rider for an additional charge.  Once selected, the riders generally may not be cancelled.  You may not remove the rider and charges will be assessed regardless of the performance of your Contract.  Please see “CHARGES AND FEES – Optional Rider Charges” for information on rider charges.

The optional living benefit riders are no longer available to purchase, including purchase by existing Contract Owners.

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The optional living benefit riders do not guarantee any return of principal or premium payments and do not guarantee performance of any specific Fund under the Contract.  You should consult a qualified financial adviser in evaluating the riders.  Customer Service may be able to answer your questions.  The telephone number is 1-800-366-0066.

Three living benefit riders were available with the Contract, and they each offered a level of protection against the investment risks with your Contract:
•	The Minimum Guaranteed Income Benefit rider, which may be appropriate if you are concerned about having a minimum amount of income in annuitizing your Contract;
•	The LifePay Plus Minimum Guaranteed Withdrawal Benefit rider, which may be appropriate if you are concerned that you may outlive your income; and
•	The Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit rider, which may be appropriate if you are married and concerned that you and your spouse may outlive your income.

These living benefit riders are described further below.  Only one living benefit rider may have been selected.  Information about earlier versions of the guaranteed withdrawal benefit riders (including lifetime versions) can be found in the appendices to this prospectus.

Minimum Guaranteed Income Benefit Rider (the “MGIB rider”)

The MGIB rider is an optional benefit which guarantees that a minimum amount of annuity income will be available to you if you annuitize on the MGIB Date (as defined below), regardless of fluctuating market conditions.  The minimum guaranteed amount of annuity income will depend on:
•	The amount of premiums you pay and any Premium Credits you receive during the first five Contract Years after you purchased the rider;
•	The amount of Contract Value you allocate or transfer to Special Funds (as defined below) or Excluded Funds (as defined below);
•	The MGIB Rate (as defined below);
•	The adjustment for Special Fund or Excluded Fund transfers; and
•	Any withdrawals you take while the MGIB rider is in effect.

Allocating Contract Value to Special Funds or Excluded Funds may limit the benefit under the MGIB rider.

Rider Effective Date.  The rider date is the date the MGIB rider becomes effective.  The rider date is also the Contract Date if you purchased the rider when the Contract was issued.

No Cancellation.  Once purchased, the MGIB rider may not be cancelled unless you cancel, surrender, annuitize, or otherwise terminate the Contract.  The Company may, at its discretion, cancel and/or replace a rider at your request in order to renew or reset a rider.

Termination.  The MGIB rider is a “living benefit,” which means the guaranteed benefit offered by the MGIB rider is intended to be available to you while you are living and while your Contract is in the accumulation phase.  The MGIB rider automatically terminates if:
•	You annuitize, surrender, or otherwise terminate your Contract during the accumulation phase;
•
The Contract Owner or the first of joint owners or the Annuitant (when a Contract Owner is not an individual but is a non-natural person) dies during the accumulation phase, unless your spouse beneficiary elects to continue the Contract;

•	The Contract Value is insufficient to pay the charge for the MGIB rider; or
•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death).

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Rider Charge.  The current charge we deduct under the MGIB rider is 0.75% annually of the MGIB Charge Base.  The MGIB Charge Base is the greater of (1) and (2) below, where:
(1)	Is the lesser of the Maximum MGIB Rollup Base and the sum of (a), (b), and (c) where:
	(a)	Is the MGIB Rollup Base for Covered Funds;
	(b)	Is the MGIB Rollup Base for Special Funds; and
	(c)	Is the MGIB Rollup Base for Excluded Funds; and
(2)	Is the sum of (a) and (b) where:
	(a)	Is the MGIB Ratchet Base for Covered Funds and Special Funds; and
	(b)	Is the MGIB Ratchet Base for Excluded Funds.

For definitions of the Maximum MGIB Rollup Base, the MGIB Rollup Base for Covered Funds, the MGIB Rollup Base for Special Funds, the MGIB Rollup Base for Excluded Funds, the MGIB Ratchet Base for Covered Funds and Special Funds and the MGIB Ratchet Base for Excluded Funds, see the “Calculation of the MGIB Rollup Bases” and “Calculation of the MGIB Ratchet Bases” below.

Fund Categories.  The MGIB Benefit Base (as defined below) is tracked separately for Covered Funds, Special Funds and Excluded Funds.  These Fund categories apply to all calculations under the MGIB rider.  Please see “THE FUNDS – Covered Funds, Special Funds and Excluded Funds.”

Covered Funds are any investment options not designated as Special Funds or Excluded Funds.

The following investment options are designated as Special Funds for purposes of calculating the MGIB Benefit Base:
•	The Voya Government Liquid Assets Portfolio;
•	The Fixed Interest Option;
•	The ProFunds VP Rising Rates Opportunity Portfolio (although it was closed to new allocations effective April 30, 2007); and
•	Voya Limited Maturity Bond Portfolio (although it was closed to new allocations March 12, 2004).

No investment options are currently designated as Excluded Funds.

Fixed Allocation Funds Automatic Rebalancing.  In order to mitigate the insurance risk inherent in our guarantee to provide you a guaranteed minimum amount of annuity income if you annuitize on the MGIB date, (subject to the terms and restrictions of the MGIB rider), we require that your Contract Value be allocated in accordance with certain limitations.  In general, to the extent that you choose not to invest in the Accepted Funds, we require that a proportion of the amount not so invested be invested in the Fixed Allocation Funds.  We will require this allocation regardless of your investment instructions to the Contract, as described below.

If the Contract Value in the Fixed Allocation Funds (as defined below) is less than a percentage of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds (as defined below) on any MGIB Rebalancing Date (as defined below), we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the appropriate percentage of this amount is allocated to the Fixed Allocation Funds.  This is called Fixed Allocation Funds Automatic Rebalancing and the percentage is stated in your Contract.  Currently, the minimum Fixed Allocation Fund percentage is zero.  Accepted Funds are excluded from this rebalancing.  Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date.

The MGIB Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.

Accepted Funds. The currently available Accepted Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds.  We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.

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Fixed Allocation Funds The currently available Fixed Allocation Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.

If the MGIB rider is not continued under the spousal continuation right, if available, the Fixed Allocation Fund will be reclassified as a Special Fund as of the Contract continuation date if it would otherwise be designated as a Special Fund for purposes of the Contract’s Death Benefits.  For purposes of calculating any applicable Death Benefit guaranteed under the Contract any allocation of Contract Value to the Fixed Allocation Funds will be considered a Covered Fund while the rider is in effect.

Other Funds.  All Funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract.  However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the allocation restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.”

In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them.  By electing to purchase the MGIB rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds.  You should not purchase the MGIB rider if you do not wish to have your Contract Value reallocated in this manner.

If the version of the MGIB rider described in this section is not available in your state or at the time it was purchased, you may receive a version of the MGIB rider that does not contain a Fixed Allocation Funds Automatic Rebalancing requirement.

MGIB Benefit Base.  The MGIB Benefit Base (as defined below) is only a calculation used to determine the MGIB annuity income.  The MGIB Benefit Base does not represent a Contract Value, nor does it guarantee performance of the Subaccounts in which you are invested.  It is also not used in determining the amount of your Cash Surrender Value and Death Benefits.  Any reset of Contract Value under provisions of the Contract or other riders will not increase the MGIB Benefit Base or Maximum MGIB Rollup Base (as defined below).

On the MGIB Date, your MGIB Benefit Base is equal to the greater of (1) and (2), where:
•	Is the lesser of the Maximum MGIB Rollup Base (as defined below) and the sum of (a), (b), and (c) where:
	(a)	Is the MGIB Rollup Base for Covered Funds;
	(b)	Is the MGIB Rollup Base for Special Funds; and
	(c)	Is the Contract Value allocated to Excluded Funds; and
•	Is the sum of (a) and (b) where:
	(a)	Is the MGIB Ratchet Base for Covered Funds and Special Funds (as defined below); and
	(b)	Is the Contract Value allocated to Excluded Funds.

The MGIB Benefit Base calculation differs from the MGIB Charge Base calculation because it uses the Contract Value allocated to Excluded Funds rather than the MGIB Ratchet Base and MGIB Rollup Base allocated to Excluded Funds.  This means that the amount on which you pay charges for the MGIB rider may be higher than the amount used to calculate your benefit under the MGIB rider.

For purposes of the MGIB Rider, “eligible premiums” are those premiums and related Premium Credits added more than five years before the earliest MGIB Date.  This means that, generally, premiums and related Premium Credits must be paid within five years of purchasing the MGIB rider to be considered eligible premiums.  Premiums and Premium Credits paid after that are not eligible premiums.

Calculation of the Maximum MGIB Rollup Base.  The Maximum MGIB Rollup Base is 250% of eligible premiums and Premium Credits adjusted proportionally for withdrawals.  This means that the Maximum MGIB Rollup Base is reduced for withdrawals by the same proportion that the withdrawal reduces the Contract Value.  The Maximum MGIB Rollup Base is not allocated by Fund category.  If the version of the MGIB rider described in this section is not available in your state, you may receive a version of the MGIB rider that defines the Maximum MGIB Rollup Base as 300% of eligible premiums and Premium Credits adjusted proportionally for withdrawals.

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Calculation of the MGIB Rollup Base The MGIB Rollup Base allocated to Covered Funds equals the eligible premiums allocated to Covered Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Base reaching the Maximum MGIB Rollup Base, and at 0% thereafter.

The MGIB Rollup Base allocated to Special Funds equals the eligible premiums and Premium Credits allocated to Special Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect.  The MGIB Rate does not apply to the MGIB Rollup Base allocated to Special Funds, so the MGIB Rollup Base allocated to Special Funds does not accumulate.

The MGIB Rollup Base allocated to Excluded Funds equals the eligible premiums allocated to Excluded Funds, adjusted for  subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Base reaching the Maximum MGIB Rollup Base, and at 0% thereafter.  The MGIB Rollup Base allocated to Excluded Funds is used only for transfer adjustments and rider charges.  It is not included in the MGIB Rollup Base used to determine benefits.

The MGIB Rate is currently 6% (7% if this rider was purchased before May 1, 2009).  The MGIB Rate is an annual effective rate.  The MGIB Rate will not change for those Contracts that have purchased the MGIB rider.

Withdrawals reduce each MGIB Rollup Base proportionally.  The percentage reduction in the MGIB Rollup Base for each Fund category (i.e.  Covered Funds, Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal (including surrender charge and Market Value Adjustment).  This means that the MGIB Rollup Base for Covered Funds, the MGIB Rollup Base for Special Funds or the MGIB Rollup Base for Excluded Funds is reduced for withdrawals by the same proportion that the withdrawal reduces the Contract Value allocated to Covered Funds, Special Funds or Excluded Funds.  For example, if the Contract Value in Covered Funds is reduced by 25% as the result of a withdrawal (including surrender charge and Market Value Adjustment), the MGIB Rollup Base allocated to Covered Funds is also reduced by 25% (rather than by the amount of the withdrawal).

When you make transfers between Covered Funds, Special Funds and Excluded Funds, net transfers from a Fund category will reduce the applicable MGIB Rollup Base for that Fund proportionally.  This means a reduction by the same percentage as the transfer bears to the Contract Value in the Fund category.  For example, if the Contract Value in Covered Funds is $1,000 and the transfer from Covered Funds to Excluded Funds is $250, then the Contract Value in Covered Funds is reduced by 25%.  In a case where the MGIB Rollup Base for Covered Funds is $1,200, the MGIB Rollup Base for Covered Funds is also reduced by 25%, or $300, rather than by the amount of the transfer, or $250.  In addition, the MGIB Rollup Base for Excluded Funds is increased by the reduction in the MGIB Rollup Base for Covered Funds, or $300.

In a case where the MGIB Rollup Base for Covered Funds is greater than the Contract Value in Covered Funds, a transfer from Covered Funds will result in the MGIB Rollup Base for Covered Funds being reduced by a dollar amount that is higher than the dollar amount of the transfer.  A higher reduction to the MGIB Rollup Base for Covered Funds will have a larger negative impact on the MGIB Benefit Base, potentially reducing the minimum guaranteed amount of annuity income upon annuitization under the MGIB rider.  This means the benefit you receive under the MGIB rider will not be as great because of the transfer.

Net transfers from Excluded Funds will also reduce the MGIB Rollup Base for Excluded Funds proportionally, but the resulting increase in the MGIB Rollup Base for Covered Funds or Special Funds, as applicable, will equal the lesser of the Contract Value transferred and the reduction in the MGIB Rollup Base for Excluded Funds.  What this means is if in the previous example the transfer was from Excluded Funds to Covered Funds, there would be no change in the value of your MGIB Benefit Base because of the transfer – the amount of the transfer between the Fund categories is the same, $250, because the MGIB Benefit Base calculation is based on the Contract Value allocated to Excluded Funds, versus the calculation basis for Excluded Funds with the MGIB Charge Base.  The MGIB Charge Base calculation is instead based on the MGIB Rollup Base for Excluded Funds.  As a result, this same transfer, having no change in the value of your MGIB Benefit Base, would result in the MGIB Charge Base being reduced.  The net effect of this transfer is that you pay less for the same minimum guaranteed amount of annuity income upon annuitization of the MGIB rider.

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Calculation of the MGIB Ratchet Bases.  The MGIB Ratchet Base for Covered Funds and Special Funds equals:
•	On the rider effective date, eligible premiums plus Premium Credits or the Contract Value (if the rider is added after the Contract Date,) allocated to Covered Funds and Special Funds.
•	On each Contract anniversary prior to attainment of age 90, the MGIB Ratchet Base for Covered Funds and Special Funds is set equal to the greater of:
	o	The current Contract Value allocated to Covered Funds and Special Funds (after any deductions occurring on that date); and
o
The MGIB Ratchet Base for Covered Funds and Special Funds from the most recent prior Contract anniversary, adjusted for any new eligible premiums, withdrawals attributable to Covered Funds and Special Funds, and transfers.

For Contracts with the MGIB rider purchased before January 12, 2009, the MGIB Ratchet Base for Covered Funds and Special Funds is recalculated on each quarterly Contract anniversary prior to attainment of age 90.

•
At other times, the MGIB Ratchet Base for Covered Funds and Special Funds is the corresponding MGIB Ratchet Base from the prior Contract anniversary (the prior quarterly Contract anniversary for Contracts with the MGIB rider purchased before January 12, 2009), adjusted for additional eligible premiums, withdrawals attributable to Covered Funds and Special Funds, and transfers.

The MGIB Ratchet Base for Excluded Funds has a corresponding definition with respect to amounts allocated to Excluded Funds.  The MGIB Ratchet Base for Excluded Funds is used only for transfer adjustments and MGIB rider charges.  It is not included in the MGIB Ratchet Base used to determine benefits.

Withdrawals reduce each MGIB Ratchet Base proportionally.  The percentage reduction in the MGIB Ratchet Base for each Fund category (i.e.  Covered Funds and Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal (including surrender charges and Market Value Adjustment).  This means that the MGIB Ratchet Base for Covered Funds and Special Funds or the MGIB Ratchet Base for Excluded Funds is reduced for withdrawals by the same proportion that the withdrawal (including surrender charges and Market Value Adjustment) reduces the Contract Value allocated to Covered Funds and Special Funds or Excluded Funds.  For example, if the Contract Value in Covered Funds and Special Funds is reduced by 25% as the result of a withdrawal (including surrender charges and Market Value Adjustment), the MGIB Ratchet Base for Covered Funds and Special Funds is also reduced by 25% (rather than by the amount of the withdrawal).

When you make transfers between Covered Funds or Special Funds and Excluded Funds net transfers will reduce the MGIB Ratchet Base for Covered Funds and Special Funds proportionally.  This means a reduction by the same percentage as the transfer bears to the Contract Value in Covered Funds and Special Funds.  For example, if the Contract Value in Covered Funds and Special Funds is $1,000 and a transfer from Covered Funds or Special Funds to Excluded Funds is $250, then the Contract Value in Covered Funds and Special Funds is reduced by 25%.  In a case where the MGIB Ratchet Base for Covered Funds and Special Funds is $1,200, the MGIB Ratchet Base for Covered Funds and Special Funds is also reduced by 25%, or $300, rather than by the amount of the transfer, or $250.  In addition, the MGIB Ratchet Base for Excluded Funds is increased by the reduction in the MGIB Ratchet Base for Covered Funds and Special Funds, or $300.

In a case where the MGIB Ratchet Base for Covered Funds and Special Funds is greater than the Contract Value in Covered Funds and Special Funds, a transfer from Covered Funds and Special Funds will result in the MGIB Ratchet Base for Covered Funds and Special Funds being reduced by a dollar amount that is higher than the dollar amount of the transfer.  A higher reduction to the MGIB Ratchet Base for Covered Funds and Special Funds will have a larger negative impact on the MGIB Benefit Base, potentially reducing the minimum guaranteed amount of annuity income upon annuitization under the MGIB rider.  This means the benefit you receive under the MGIB rider will not be as great because of the transfer.

Net transfers from Excluded Funds will also reduce the MGIB Ratchet Base for Excluded Funds proportionally.  But, the resulting increase in the MGIB Ratchet Base for Covered Funds and Special Funds will equal the lesser of the Contract Value transferred and the reduction in the MGIB Ratchet Base for Excluded Funds.  What this means, if in the previous example the transfer was from Excluded Funds to Covered Funds, there would be no change in the value of your MGIB Benefit Base because of the transfer – the amount of the transfer between the Fund categories is the same, $250, because the MGIB Benefit Base calculation is based on the Contract Value allocated to Excluded Funds, versus the calculation basis for Excluded Funds with the MGIB Charge Base.  The MGIB Charge Base calculation is instead based on the MGIB Ratchet Base for Excluded Funds.  As a result, this same transfer, having no change in the value of your MGIB Benefit Base, would result in the MGIB Charge Base being reduced.  The net effect of this transfer: you pay less for the same minimum guaranteed amount of annuity income upon annuitization of the MGIB rider.

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MGIB Date.  Your MGIB Date is the next Contract anniversary occurring after the date when you decide to exercise your right to annuitize under the MGIB rider, or any other special exercise date that we may make available upon prior written notice.

MGIB Annuity Income.  Ordinarily, the amount of income that will be available to you on the Annuity Start Date is based on your Contract Value, the annuity option you selected and the guaranteed income factors or the income factors in effect on the date you annuitize.  If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Date is the greatest of:
•
Your annuity income based on your Contract Value on the MGIB Date adjusted for any Market Value Adjustment (see APPENDIX B) applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

•
Your annuity income based on your Contract Value on the MGIB Date adjusted for any Market Value Adjustment (see APPENDIX B) applied to the then-current income factors in effect for the annuity option you selected; and

•
The MGIB annuity income based on your MGIB Benefit Base on the MGIB Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected.  Prior to applying the MGIB income factors, we will adjust the MGIB Benefit Base for any surrender charge, premium tax recovery and Market Value Adjustment (see APPENDIX B) that would otherwise apply at annuitization.

MGIB Income Factors.  The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed income factors found in your Contract.  Although the minimum income provided under the rider can be determined in advance, the Contract Value in the future is unknown, so the income provided under a Contract with the MGIB rider attached may be greater or less than the income that would be provided under the Contract without the rider.  Generally, the income calculated under the MGIB rider will be greater than the income provided under the Contract whenever the MGIB Benefit Base is sufficiently in excess of the Contract Value to offset the additional conservatism reflected in the MGIB rider’s income factors compared to those in the Contract.  The income factors in the MGIB rider generally reflect a lower interest rate and more conservative mortality than the income factors in the Contract.  The degree of relative excess that the income factors require to produce more income will vary for each individual circumstance.  If the Contract Value exceeds the MGIB Benefit Base at time of annuitization, the Contract will always produce greater income than the MGIB rider.  Please see “APPENDIX F – Examples of Minimum Guaranteed Income Benefit Calculation.”

MGIB Annuity Options.  Prior to your latest Annuity Start Date, you may choose to exercise your right to receive payments under the MGIB rider.  Payments under the rider begin on the MGIB Date.  The MGIB must be exercised in the 30-day period prior to any Contract anniversary.  At your request, the Company may in its discretion extend the latest Contract Annuity Start Date without extending the MGIB Date.  The following are the MGIB annuity options available under the MGIB rider:
•	Income for life (single life or joint life with 100% survivor) and a fixed period;
•	Income for a fixed period; and
•	Any other annuity option offered by the Company in conjunction with the MGIB rider on the MGIB Date.

Available MGIB Annuity Options and/or fixed period durations may vary depending on whether the Contract is qualified or non-qualified.   Also, once annuity payments start it may be necessary to modify the amount and/or durations of any remaining payments following your death in order to comply with the Tax Code.  See FEDERAL TAX CONSIDERATIONS.

Once during the life of the Contract, you have the option to elect to apply up to 50% of the MGIB Benefit Base to one of the MGIB annuity options available under the MGIB rider.  This option may only be exercised in the 30 day period prior to a Contract anniversary.  The portion of the MGIB Benefit Base so applied will be used to determine the MGIB income, as is otherwise described in this prospectus.  The Contract Value will be reduced proportionally.  Any additional exercise of your right to receive payments under the MGIB rider must be for 100% of the remaining value.  The exercise of this partial annuitization of the MGIB Benefit Base does not affect your right to annuitize remaining value under the Contract without regard to the MGIB rider.  The amount applied to the partial annuitization will be treated as a withdrawal for purposes of adjusting Contract and MGIB rider values.  This means the Contract and MGIB rider values will be adjusted proportionally.  See “Calculation of the Maximum MGIB Rollup Base”, “Calculation of the MGIB Rollup Base” and “Calculation of the MGIB Ratchet Bases” above.  Surrender charges will apply to amounts applied to partial annuitization.

Notification.  On or before 30 days prior to each possible MGIB Date, we will provide you with a notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise it.  We will determine the actual amount of the MGIB annuity benefit as of the MGIB Date.

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Change of Owner and Annuitant.  The MGIB rider will terminate upon a change of ownership unless the change is due to spousal continuation at the time of the owner’s death.  Once you purchase the MGIB rider, the Annuitant may not be changed except when an Annuitant who is not a Contract Owner dies prior to annuitization.  In such a case, a new Annuitant may be named in accordance with the provisions of your Contract.  The MGIB Benefit Base is unaffected and continues to accumulate.

Death of Owner.  The MGIB rider and the MGIB rider charges automatically terminate if you die during the accumulation phase (first owner to die if there are joint owners, or at death of the Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.

The MGIB rider does not restrict or limit your right to annuitize the Contract at any time permitted under the Contract.  The MGIB rider does not restrict your right to annuitize the Contract using Contract income factors that may be higher than the MGIB rider income factors.

The benefits associated with the MGIB rider are available only if you annuitize your Contract under the rider and in accordance with the provisions set forth above.  Annuitizing using the MGIB rider may result in a more favorable stream of annuity payments and different tax consequences under your Contract.  Because the MGIB rider income factors are generally more conservative than the Contract income factors, the level of lifetime income that it guarantees may be less than the level that might be provided by the application of your Contract Value to the Contract’s applicable annuity factors.  You should consider all of your options at the time you begin the income phase of your Contract.

LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider

Important Note:

The information immediately below pertains to the version of the LifePay Plus rider available for sale on and after April 28, 2008 through April 30, 2009 in states where approved.  If this version of the LifePay Plus rider was not yet approved for sale in your state, or if you purchased a prior version, please see APPENDICES I, K and M for more information about the other versions of the individual minimum guaranteed withdrawal benefit rider that were available under the Contract.

The LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of the Annuitant, even if these withdrawals reduce your Contract Value to zero.  Consequently, this rider may help if you are concerned that you may outlive your income.

Eligibility.  The Annuitant must be the owner or one of the owners unless the owner is a non-natural person.  Joint Annuitants are not allowed.  The maximum issue age was 80.  The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is a non-natural person) on the rider effective date.  The LifePay Plus rider was subject to broker/dealer availability.  Please note that the LifePay Plus rider was not issued until your Contract Value was allocated in accordance with the investment option restrictions described in “Investment Option Restrictions” below.

The LifePay Plus rider is no longer available for purchase, including purchase by owners of existing Contracts.

Rider Effective Date.  The rider effective date is the date that coverage under the LifePay Plus rider begins.  If you purchased the LifePay Plus rider when the Contract was issued, the rider effective date is also the Contract Date.  If the LifePay Plus rider was added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary.  A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.

No Cancellation.  Once purchased, the LifePay Plus rider may not be cancelled unless you cancel, surrender, annuitize, or otherwise terminate the Contract.  These events automatically cancel the LifePay Plus rider.

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Termination.  The LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase.  This optional living benefit rider automatically terminates if:
•	You surrender or otherwise terminate your Contract during the accumulation phase or begin receiving income phase payments in lieu of payments under the LifePay Plus rider;
•
The Contract Owner or the first of joint owners or the Annuitant (when a owner is a non-natural person) dies during the accumulation phase, unless your spouse beneficiary elects to continue the Contract; or

•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death).

Other circumstances that may cause the LifePay Plus rider to terminate automatically are discussed below.

Highlights.  This paragraph introduces the terminology of the LifePay Plus rider and how its components generally work together.  Benefits and guarantees are subject to the terms, conditions, and limitations of the LifePay Plus rider.  More detailed information follows below, with the capitalized words that are underlined indicating headings for ease of reference.  The LifePay Plus rider guarantees an amount available for withdrawal from the Contract in any Contract Year once the Lifetime Withdrawal Phase begins.  We use the LifePay Plus Base as part of the calculation of the Maximum Annual Withdrawal.  The guarantee continues when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, at which time we will pay you periodic payments in an annual amount equal to the Maximum Annual Withdrawal (because the Contract Value would be zero) until the Annuitant’s death.  The LifePay Plus Base is eligible for Annual Ratchets and Step-ups, and subject to adjustment for any Excess Withdrawals.  The LifePay Plus rider has an allowance for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that would otherwise be Excess Withdrawals.  The LifePay Plus rider has a Death Benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s Death Benefit.  The LifePay Plus rider allows for spousal continuation, if allowed under the requirements of the Tax Code.

LifePay Plus Base.  The LifePay Plus Base was first calculated when you purchased the LifePay Plus rider.  If you purchased the LifePay Plus rider on the Contract Date, then the LifePay Plus Base was equal to the initial premium, excluding any Premium Credit.  If purchased after the Contract Date, the LifePay Plus Base was equal to the Contract Value on the rider effective date, excluding any Premium Credits applied during the preceding 36 months.

The LifePay Plus Base is increased, dollar for dollar, by any additional premiums (excluding any applicable Premium Credits).  The LifePay Plus Base is called the MGWB Base in the LifePay Plus rider.

Annual Ratchet.  The LifePay Plus Base is recalculated on each Contract anniversary to equal the greater of:
•	The current LifePay Plus Base; or
•	The current Contract Value (excluding any Premium Credits applied during the preceding 36 months).

We call this recalculation the Annual Ratchet.

If this rider was purchased before January 12, 2009, the LifePay Plus Base is recalculated on each quarterly Contract anniversary (once each quarter of a Contract Year from the Contract Date).  We call this recalculation a Quarterly Ratchet.

Once the Lifetime Withdrawal Phase begins, we reserve the right to increase the charge for the LifePay Plus rider upon the Annual Ratchet.  You will never pay more than the maximum annual charge.  We will notify you in writing not less than 30 days before a charge increase.  You may avoid the charge increase by canceling the forthcoming Annual Ratchet.  Our written notice will outline the procedure you will need to follow to do so.  Please note, however, from then on the LifePay Plus Base would no longer be eligible for any Annual Ratchets, so the Maximum Annual Withdrawal Percentage would not be eligible to increase.  More information about the Maximum Annual Withdrawal Percentages is below under “Maximum Annual Withdrawal.”  Our written notice will also remind you of the consequences of canceling the forthcoming Annual Ratchet.

If this rider was purchased before January 12, 2009, we reserve the right to increase the charge for this rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins.  You will never pay more than the maximum annual charge, and we promise not to increase the charge for your first five Contract Years.  Canceling a forthcoming Quarterly Ratchet to avoid the charge increase will have the same outcome as cancelling the Annual Ratchet.

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Step-up.  The LifePay Plus Base is recalculated on each of the first ten Contract anniversaries after the rider effective date, SO LONG AS you took no withdrawals during the preceding Contract Year.  Following this recalculation, the LifePay Plus Base is equal to the greatest of:
•	The current LifePay Plus Base;
•	The current Contract Value (excluding any Premium Credits applied during the preceding 36 months); or
•
The LifePay Plus Base on the previous Contract anniversary, increased by the Step-up, plus any premiums received (excluding any applicable Premium Credits) and minus any withdrawals for payment of third-party investment advisory fees since the previous Contract anniversary.

The amount of the Step-up is the product of the Step-up Tracker on the previous Contract anniversary times the Step-up percent, currently 6%.  If this rider was purchased before January 12, 2009, the Step-up percent is 7%, The Step-up Tracker is only used to calculate the amount of the Step-up.  Initially, it equals the LifePay Plus Base.  Any premiums received during a Contract Year (excluding any applicable Premium Credits) are added to the Step-up Tracker and eligible for a partial Step-up.  Any withdrawals for payment of third-party investment advisory fees are subtracted from the Step-up.  Like the LifePay Plus Base, the Step-up Tracker is eligible for Annual Ratchets and subject to a proportional adjustment for any Excess Withdrawals.

Please note that no partial Step-up was available in the first year if you purchased this rider after the Contract Date.  Your first opportunity for a Step-up was not until the first Contract anniversary after a full Contract Year has elapsed since the rider effective date.  For example, if the LifePay Plus rider was purchased on March 15, 2009 and the Contract Date is January 1, 2009, the rider effective date would be April 1, 2009, which is the date of the Contract’s next following quarterly Contract anniversary.  Because on January 1, 2010, a full Contract Year will not have elapsed since the rider effective date, the LifePay Plus Base will not be eligible for a step-up.  Rather, the first opportunity for a step-up with this Contract is on January 1, 2011.

Lifetime Withdrawal Phase.  The Lifetime Withdrawal Phase begins on the date of your first withdrawal (except those for payment of third-party investment advisory fees) AFTER the Annuitant reaches age 59 ½.  On that date the LifePay Plus Base is recalculated to equal the greater of the current LifePay Base or the Contract Value on the previous business day (excluding any Premium Credits applied during the preceding 36 months).  The Lifetime Withdrawal Phase will continue until the earliest of:
•	The date annuity payments begin (see “ANNUITY OPTIONS”);
•	Reduction of the Contract Value to zero by an Excess Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	Surrender of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of an owner that is a non-natural person), unless your spouse beneficiary elects to continue the Contract.

The LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when the Contract Value is reduced to zero other than by an Excess Withdrawal.  Please see “Lifetime Automatic Periodic Benefit Status” below for more information.

Withdrawals and Excess Withdrawals.  Once the Lifetime Withdrawal Phase begins, withdrawals within a Contract Year up to the Maximum Annual Withdrawal, including for payment of third-party investment advisory fees, have no impact on the LifePay Plus Base.  These withdrawals will not incur surrender charges or a negative Market Value Adjustment associated with any Fixed Interest Options.

For example, assume the current Contract Value is $90,000 on a Contract with the LifePay Plus rider in the Lifetime Withdrawal Phase, the LifePay Plus Base is $100,000, and the Maximum Annual Withdrawal is $5,000.  Even though a withdrawal of $5,000 would reduce the Contract Value to $85,000, the LifePay Plus Base would remain at its current level (as would the Maximum Annual Withdrawal) because the withdrawal did not exceed the Maximum Annual Withdrawal.  See below for more information about the Maximum Annual Withdrawal.

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An Excess Withdrawal is a withdrawal either before the Lifetime Withdrawal Phase begins (except for payment of third-party investment advisory fees) or after the Lifetime Withdrawal Phase begins when any portion of a withdrawal during a Contract Year exceeds the Maximum Annual Withdrawal.  An Excess Withdrawal is also a withdrawal after spousal continuation of the Contract but before the next quarterly Contract anniversary following spousal continuation.  An Excess Withdrawal will cause a proportional reduction of the LifePay Plus Base – in the same proportion as Contract Value is reduced by the portion of the withdrawal that is considered excess, inclusive of surrender charges or Market Value Adjustment associated with any Fixed Interest Options (rather than the total amount of the withdrawal).  An Excess Withdrawal will also cause the Maximum Annual Withdrawal to be recalculated.  See APPENDIX G, Examples 1, 2 and 6 for examples of the consequences of an Excess Withdrawal.

Please note that when the LifePay Plus rider is added after the Contract Date, any withdrawals before the rider effective date in the same Contract Year are counted when adding up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.

Maximum Annual Withdrawal.  The Maximum Annual Withdrawal is the amount that the LifePay Plus rider guarantees to be available for withdrawal from the Contract in any Contract Year.  The Maximum Annual Withdrawal is first calculated when the Lifetime Withdrawal Phase begins and equals the applicable Maximum Annual Withdrawal Percentage, based on the Annuitant’s age, multiplied by the LifePay Plus Base.

The Maximum Annual Withdrawal Percentages are:
Percentages	Annuitant’s Age
4%	59 ½ to 64
5%	65 to 75
6%	76 to 79
7%	80+

If this rider was purchased before January 12, 2009, the Maximum Annual Withdrawal Percentages are:
Percentages	Annuitant’s Age
5%	59 ½ to 69
6%	70 to 79
7%	80+

The Maximum Annual Withdrawal is thereafter recalculated whenever the LifePay Plus Base is recalculated, for example, upon the Annual Ratchet or a Step-up.  Also, the Maximum Annual Withdrawal Percentage can increase with the Annual Ratchet as the Annuitant grows older.

In the event on the date the Lifetime Withdrawal Phase begins the Contract Value on the previous business day (excluding any Premium Credits applied during the preceding 36 months) is greater than the LifePay Plus Base, then before the Maximum Annual Withdrawal is first calculated, the LifePay Plus Base will be set equal to that Contract Value (excluding any Premium Credits applied during the preceding 36 months).  The greater the LifePay Plus Base, the greater the amount guaranteed to be available to you for withdrawals under the LifePay Plus rider in calculating the Maximum Annual Withdrawal for the first time.  Also, if the Contract’s annuity commencement date is reached while the LifePay Plus rider is in the Lifetime Withdrawal Phase, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal.  For more information about the Contract’s annuity options, see “THE ANNUITY OPTIONS.”

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Required Minimum Distributions.  The LifePay Plus rider allows for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal without causing a proportional reduction of the LifePay Plus Base and recalculation of the Maximum Annual Withdrawal.  If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, then an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal.  Once you have taken the Maximum Annual Withdrawal for the then current Contract Year, the dollar amount of any additional withdrawals will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year – without constituting an Excess Withdrawal.  See APPENDIX G, Example 3 for an example.

The Additional Withdrawal Amount is available on a calendar year basis and recalculated every January to equal that portion of the Required Minimum Distribution for that calendar year that exceeds the Maximum Annual Withdrawal on that date.  Any unused amount of the Additional Withdrawal Amount carries over into the next calendar year and is available through the end of that year, at which time any amount remaining will expire.  See APPENDIX G, Example 4 for an example of the Additional Withdrawal Amount being carried over.  Please note that there is no adjustment to the Additional Withdrawal Amount for Annual Ratchets (Quarterly Ratchets if this rider was purchased before January 12, 2009) or upon spousal continuation of the LifePay Plus Rider.  Withdrawals that exceed the Maximum Annual Withdrawal and all available Additional Withdrawal Amounts are Excess Withdrawals that will cause a proportional reduction of the LifePay Plus Base and the Maximum Annual Withdrawal to be recalculated.  See APPENDIX G, Example 5 for an example of the consequences of an Excess Withdrawal with an Additional Withdrawal Amount.

Lifetime Automatic Periodic Benefit Status.  The LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when your Contract Value is reduced to zero other than by an Excess Withdrawal.  A withdrawal in excess of the Maximum Annual Withdrawal that causes your Contract Value to be reduced to zero will terminate the LifePay Plus rider.  You will no longer be entitled to make withdrawals, but instead will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.  When the rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits (including Death Benefits) other than as provided under the LifePay Plus rider;
•	No further premium payments will be accepted; and
•	All other riders attached to the Contract will terminate, unless otherwise specified in that rider.

During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal.  These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate.  The rider will remain in Lifetime Automatic Periodic Benefit Status until the Annuitant’s death when it terminates without value.

If when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status your net withdrawals to date are less than the Maximum Annual Withdrawal for that Contract Year, then we will pay you the difference immediately.  The periodic payments will begin on the first Contract anniversary following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.

In the event Contract Value is reduced to zero before the Lifetime Withdrawal Phase begins, Lifetime Automatic Periodic Benefit Status is deferred until the Contract anniversary on or after the Annuitant is age 59 ½ .  During this time, the LifePay Plus rider’s Death Benefit remains payable upon the Annuitant’s death.  Also, the LifePay Plus Base remains eligible for Step-ups.  Once the LifePay Plus rider enters the Lifetime Automatic Periodic Benefit Status, periodic payments will begin in an annual amount equal to the applicable Maximum Annual Withdrawal Percentage, based on the Annuitant’s age, multiplied by the LifePay Plus Base.

You may elect to receive systematic withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly, or annually.  If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments  in each Contract Year will equal the annual Maximum Annual Withdrawal.  Such payments will be made on the same payment dates as previously set up if the payments were being made monthly or quarterly.  If the payments were being made annually, then the payments will be made on the next business day following each Contract anniversary.

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Investment Option Restrictions.  While the LifePay Plus rider is in effect, there are limits on the funds to which your Contract Value may be allocated.  Contract Value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least a  specified percentage of such Contract Value in the Fixed Allocation Funds, which percentage depends on the rider effective date:
Rider Effective Date	Fixed Allocation Fund Percentage
On or after January 12, 2009	30%
Before January 12, 2009 but after October 6, 2008	25%
Before October 6, 2008	20%

See “Fixed Allocation Funds Automatic Rebalancing” below.

We have these investment option restrictions to lessen the likelihood we would have to make payments under this rider. We require this allocation regardless of your investment instructions to the Contract. The LifePay Plus rider was not issued until your Contract Value was allocated in accordance with these investment option restrictions. The timing of when and how we apply these investment option restrictions is discussed further below.

Accepted Funds. The currently available Accepted Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds.  We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.

Fixed Allocation Funds The currently available Fixed Allocation Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.

Other Funds.  All Funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

Fixed Allocation Funds Automatic Rebalancing.  If the Contract Value in the Fixed Allocation Funds is less than the specified percentage noted above of the total Contract Value allocated among the Fixed Allocation Funds and Other Funds on any LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the specified percentage of this amount is allocated to the Fixed Allocation Funds.  Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing.  Any rebalancing is done proportionally from the Other Funds to the Fixed Allocation Funds and will be the last transaction processed on that date.  The LifePay Plus Rebalancing Dates occur on:
•	The rider effective date;
•	Each Contract anniversary;
•	Receipt of additional premium;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.

Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract.  However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.” You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be sent to you after Fixed Allocation Funds Automatic Rebalancing has occurred.

In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.”  By electing to purchase the LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds.  You should not purchase the LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.

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Death of Owner or Annuitant.  The LifePay Plus rider terminates (with the rider’s charges assessed proportionately) on the date of death of the owner (or in the case of joint owners, the first owner, or the Annuitant if the owner is a non-natural person).  Also, a LifePay Plus rider that is in Lifetime Automatic Periodic Benefit Status terminates on the date of the Annuitant’s death.

LifePay Plus Death Benefit Base.  The LifePay Plus rider has a Death Benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s Death Benefit.  The LifePay Plus Death Benefit Base is first calculated when you purchase the LifePay Plus rider.  If purchased on the Contract Date the LifePay Plus Death Benefit Base is equal to the initial premium (excluding any Premium Credit available with your Contract).  If purchased after the Contract Date, the LifePay Plus Death Benefit Base is equal to the Contract Value on the rider effective date (excluding any Premium Credits applied during the preceding 36 months).

The LifePay Plus Death Benefit Base is increased by the dollar amount of any additional premiums (excluding any applicable Premium Credits) and subject to any withdrawal adjustments.  The LifePay Plus Death Benefit Base is reduced by the dollar amount of any withdrawals for payment of third-party investment advisory fees before the Lifetime Withdrawal Phase begins, and for any withdrawals once the Lifetime Withdrawal Phase begins that are not Excess Withdrawals, including withdrawals for payment of third-party investment advisory fees.  The LifePay Plus Death Benefit Base is subject to a proportional reduction for an Excess Withdrawal.  Please see “LifePay Plus Base – Withdrawals and Excess Withdrawals” above for more information.

There is no additional charge for the Death Benefit associated with the LifePay Plus rider.  Please note that the LifePay Plus Death Benefit Base is not eligible to participate in Annual Ratchets or Step-ups.

In the event the LifePay Plus Death Benefit Base is greater than zero when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, each periodic payment reduces the LifePay Plus Death Benefit Base dollar for dollar until the earlier date of the LifePay Plus Death Benefit Base being reduced to zero or the Annuitant’s death.  Upon the Annuitant’s death, any remaining LifePay Plus Death Benefit is payable to the beneficiary in a lump sum.

Spousal Continuation.  If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code (see “DEATH BENEFIT CHOICES – Continuation After Death – Spouse”), the rider will also continue, provided the spouse becomes the Annuitant and sole owner.  At the time the Contract is continued, the LifePay Plus Base is recalculated to equal the Contract Value (excluding any Premium Credits applied after the deceased owner’s death), inclusive of the guaranteed Death Benefit, UNLESS the continuing spouse is a joint owner and the original Annuitant, OR the Lifetime Withdrawal Phase has not yet begun.  In this case, the LifePay Plus Base is recalculated to equal the greater of:
•	The Contract Value (excluding any Premium Credits applied after the deceased owner’s death), inclusive of the guaranteed Death Benefit; and
•	The last calculated LifePay Plus Base, subject to a proportional adjustment for any withdrawals before spousal continuation.

Regardless, the LifePay Plus rider’s guarantees resume on the next quarterly Contract anniversary following spousal continuation.  Any withdrawals after spousal continuation of the Contract but before the LifePay Plus rider’s guarantees resume are Excess Withdrawals.  The LifePay Plus rider remains eligible for the Annual Ratchet upon recalculation of the LifePay Plus Base (Quarterly Ratchets if this rider was purchased before January 12, 2009).

The Maximum Annual Withdrawal is also recalculated at the same time as the LifePay Plus Base; however, there is no Maximum Annual Withdrawal upon spousal continuation until the Lifetime Withdrawal Phase begins on the date of the first withdrawal after spousal continuation, SO LONG AS the Annuitant is age 59 1/2.  The Maximum Annual Withdrawal is recalculated to equal the applicable Maximum Annual Withdrawal Percentage, based on the new Annuitant’s age, multiplied by the LifePay Plus Base.  There is no adjustment to the Additional Withdrawal Amount upon spousal continuation of the LifePay Plus rider for a Contract subject to the Required Minimum Distribution rules of the Tax Code.  Any withdrawals before the owner’s death and spousal continuation are counted when adding up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.

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Please note, if the Contract Value on the previous business day (excluding any Premium Credits applied during the preceding 36 months) is greater than the LifePay Plus Base on the date the Lifetime Withdrawal Phase begins, then the LifePay Plus Base will be set equal to that Contract Value (excluding any Premium Credits applied during the preceding 36 months) before the Maximum Annual Withdrawal is first calculated.  Also, upon spousal continuation, the LifePay Plus Death Benefit Base equals the LifePay Plus Death Benefit Base before the owner’s death, subject to any proportional adjustment for any withdrawals before spousal continuation of the rider.

Contrary to the Joint LifePay Plus rider, spousal continuation of the LifePay Plus rider would likely NOT take effect at the same time as the Contract is continued.  As noted above, the LifePay Plus rider provides for spousal continuation only on a quarterly Contract anniversary (subject to the spouse becoming the Annuitant and sole owner).

Change of Owner or Annuitant.  The LifePay Plus rider terminates (with the rider’s charge assessed proportionately) upon an ownership change or change of Annuitant, except for:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual; and
•	Change of owner pursuant to a court order; and

Surrender Charges.  Once the Lifetime Withdrawal Phase begins, your withdrawals within a Contract Year up to the Maximum Annual Withdrawal (and any applicable Additional Withdrawal Amount) are not subject to surrender charges.  We waive any surrender charges otherwise applicable to your withdrawal in a Contract Year that is less than or equal to the Maximum Annual Withdrawal.  Excess Withdrawals are subject to surrender charges, whether or not the Lifetime Withdrawal Phase has begun.  Once your Contract Value is reduced to zero, any periodic payments under the LifePay Plus rider would not be subject to surrender charges.  Moreover, with no Contract Value, none of your Contract level recurring charges (e.g. the Base Contract Expense) would be deducted.  See APPENDIX G for examples.

Loans.  No loans are permitted on Contracts with the LifePay Plus rider.

Taxation.  For more information about the tax treatment of amounts paid to you under the LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider

Important Note:

The information immediately below pertains to the version of the Joint LifePay Plus rider available for sale on and after April 28, 2008 through April 30, 2009 in states where approved.  If this version of the Joint LifePay Plus rider was not yet approved for sale in your state, or if you purchased a prior version, please see APPENDICES J and L for more information about the other versions of the joint minimum guaranteed withdrawal benefit rider that were available under the Contract.

The Joint LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of both you and your spouse, even if these withdrawals reduce your Contract Value to zero.  Consequently, if you are married this rider may help if you are concerned that you and your spouse may outlive your income.

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Eligibility.  The Joint LifePay Plus rider was available for purchase only by individuals who were married at the time of purchase (spouses) and eligible to elect spousal continuation (as defined by the Tax Code) of the Contract when the Death Benefit becomes payable, subject to the owner, Annuitant and beneficiary requirements below.  The maximum issue age was 80.  Both spouses were required to meet the issue age requirement.  The issue age is the age of each owner on the rider effective date.  The Joint LifePay Plus rider was subject to broker/dealer availability.  Please note that the Joint LifePay Plus rider was not issued unless the required owner, Annuitant and beneficiary designations were met and your Contract Value was allocated in accordance with the investment option restrictions described in “Investment Option Restrictions” below.

The Joint LifePay Plus rider is no longer available for purchase, including purchase by owners of existing Contracts.  Contracts issued on and after September 12, 2006, were eligible for this version of the Joint LifePay Plus rider, subject to the conditions, requirements and limitations of the prior paragraph.  Such Contracts must not already have had a living benefit rider.  Or if your Contract already had the Joint LifePay or Joint LifePay Plus rider, then you may have been eligible to elect this version of the Joint LifePay Plus rider for a limited time.

Owner, Annuitant and Beneficiary Designations.  For nonqualified Contracts:
•	Joint owners must be spouses, and one of the owners must be the Annuitant; and
•	For a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary.

For qualified contracts, except as noted below for custodial IRAs, there may only be one owner who must also be the Annuitant, and the owner’s spouse must also be the sole primary beneficiary.  Non-natural, custodial owners are only allowed with IRAs, and the Annuitant must be the beneficial owner of the custodial IRA, and beneficiary designations for custodial IRAs are subject to the same limits as any other qualified Contract.  We require the custodian to provide us the name and date of birth of both the owner and owner’s spouse.  We do not maintain individual owner and beneficiary designations for custodial IRAs.

We reserve the right to verify the date of birth and social security number of both spouses.

Active Spouse.  An Active Spouse is the person (people) upon whose life and age the guarantees are calculated under the Joint LifePay Plus rider.  There must be two Active Spouses when you purchased the Joint LifePay Plus rider, who are married to each other and either are joint owners, or for a Contract with only one owner, the spouse must be the sole primary beneficiary.  You cannot add an Active Spouse after the rider effective date.  In general, changes in ownership of the Contract, the Annuitant and/or beneficiary would result in one spouse being deactivated (the spouse is thereafter inactive).  An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay Plus rider, including continuing the Joint LifePay Plus rider upon spousal continuation of the Contract if allowed under the requirements of the Tax Code.  Once a spouse ceases to be an Active Spouse, the spouse may not become an Active Spouse again.  Specific situations that would result in a spouse ceasing to be an Active Spouse include:
•
For Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an Active Spouse;

•
For Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary and for custodial IRAs, the addition of a joint owner who is not also an Active Spouse or any change of beneficiary (including the addition of primary beneficiaries); or

•	The spouse’s death.

An owner may also request that a spouse be deactivated.  Both owners must agree when there are joint owners.  However, all charges for the Joint LifePay Plus rider would continue to apply, even after a spouse is deactivated, regardless of the reason.  So please be sure to understand the impact of any beneficiary or owner changes on the Joint LifePay Plus rider before requesting any changes.  Also, please note that a divorce terminates the ability of an ex-spouse to continue the Contract.  See “Divorce” below for more information.

Rider Effective Date.  The rider effective date is the date that coverage under the Joint LifePay Plus rider begins.  If you purchased the Joint LifePay Plus rider when the Contract was issued, the rider effective date is also the Contract Date.  If the Joint LifePay Plus rider was added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary.  A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.

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No Cancellation.  Once purchased, the Joint LifePay Plus rider may not be cancelled unless you cancel, surrender, annuitize, or otherwise terminate the Contract.  These events automatically cancel the Joint LifePay Plus rider.

Termination.  The Joint LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase.  This optional living benefit rider automatically terminates if:
•	You surrender or otherwise terminate your Contract during the accumulation phase or begin receiving income phase payments in lieu of payments under the Joint LifePay Plus rider;
•
The Contract Owner or the first of joint owners or the Annuitant (when the owner is a non-natural person) dies during the accumulation phase, unless your spouse beneficiary is an Active Spouse and elects to continue the Contract; or

•	There is a change in Contract Ownership (other than a spousal beneficiary continuation on your death by an Active Spouse).

Other circumstances that may cause the Joint LifePay Plus rider to terminate automatically are discussed below.

Highlights.  This paragraph introduces the terminology of the Joint LifePay Plus rider and how its components generally work together.  Benefits and guarantees are subject to the terms, conditions, and limitations of the Joint LifePay Plus rider.  More detailed information follows below, with the capitalized words that are underlined indicating headings for ease of reference.  The Joint LifePay Plus rider guarantees an amount available for withdrawal from the Contract in any Contract Year once the Lifetime Withdrawal Phase begins.  We use the LifePay Plus Base as part of the calculation of the Maximum Annual Withdrawal.  The guarantee continues when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, at which time we will pay you periodic payments in an annual amount equal to the Maximum Annual Withdrawal (because Contract Value would be zero) until the last Active Spouse’s death.  The LifePay Plus Base is eligible for Annual Ratchets and Step-ups, and subject to adjustment for any Excess Withdrawals.  The Joint LifePay Plus rider has an allowance for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that would otherwise be Excess Withdrawals.  The Joint LifePay Plus rider has a Death Benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s Death Benefit.  The Joint LifePay Plus rider allows for spousal continuation, if allowed under the requirements of the Tax Code.

LifePay Plus Base.  The LifePay Plus Base was first calculated when you purchased the Joint LifePay Plus rider.  If you purchased the Joint LifePay Plus rider on the Contract Date, then the LifePay Plus Base is equal to the initial premium, excluding any Premium Credit. If purchased after the Contract Date, the LifePay Plus Base was equal to the Contract Value on the rider effective date, excluding any Premium Credits applied during the preceding 36 months.

The LifePay Plus Base is increased, dollar for dollar, by any additional premiums (excluding any applicable Premium Credits).  The LifePay Plus Base is called the MGWB Base in the Joint LifePay Plus rider.

Annual Ratchet.  The LifePay Plus Base is recalculated on each Contract anniversary to equal the greater of:
•	The current LifePay Plus Base; or
•	The current Contract Value (excluding any Premium Credits applied during the preceding 36 months).

We call this recalculation the Annual Ratchet.  If this rider was purchased before January 12, 2009, the LifePay Plus Base is recalculated on each quarterly Contract anniversary (once each quarter of a Contract Year from the Contract Date).  We call this recalculation a Quarterly Ratchet.

Once the Lifetime Withdrawal Phase begins, we reserve the right to increase the charge for the Joint LifePay Plus rider upon the Annual Ratchet (or a Quarterly Ratchet for riders purchased before January 12, 2009).  You will never pay more than the maximum annual charge.  We will notify you in writing not less than 30 days before a charge increase.  You may avoid the charge increase by canceling the forthcoming Annual or Quarterly Ratchet, as applicable.  Our written notice will outline the procedure you will need to follow to do so.  Please note, however, from then on the LifePay Plus Base would no longer be eligible for any Annual or Quarterly Ratchets, so the Maximum Annual Withdrawal Percentage would not be eligible to increase.  More information about the Maximum Annual Withdrawal Percentages is below under “Maximum Annual Withdrawal.” Our written notice will also remind you of the consequences of canceling a forthcoming Annual or Quarterly Ratchet.

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Step-up.  The LifePay Plus Base is recalculated on each of the first ten Contract anniversaries after the rider effective date, SO LONG AS you took no withdrawals during the preceding Contract Year.  Following this recalculation, the LifePay Plus Base is equal to the greatest of:
•	The current LifePay Plus Base;
•	The current Contract Value (excluding any Premium Credits applied during the preceding 36 months); or
•
the LifePay Plus Base on the previous Contract anniversary, increased by the Step-up percentage, plus any premiums received (excluding any applicable Premium Credits) and minus any withdrawals for payment of third-party investment advisory fees since the previous Contract anniversary.

The Step-up percentage is currently 6%.  If this rider was purchased before January 12, 2009, the Step-up percentage is 7%.

Please note that no partial Step-up is available in the first year after you purchase this rider after the Contract Date.  Your first opportunity for a Step-up was not until the first Contract anniversary after a full Contract Year has elapsed since the rider effective date.  For example, if the Joint LifePay Plus rider was purchased on March 15, 2007 and the Contract Date is January 1, 2007, the rider effective date would be April 1, 2007, which is the date of the Contract’s next following quarterly Contract anniversary.  Because on January 1, 2008, a full Contract Year will not have elapsed since the rider effective date, the LifePay Plus Base will not be eligible for a step-up.  Rather, the first opportunity for a step-up with this Contract is on January 1, 2009.

Lifetime Withdrawal Phase.  The Lifetime Withdrawal Phase begins on the date of your first withdrawal (except those for payment of third-party investment advisory fees) AFTER the Annuitant reaches age 59 ½.  On that date the LifePay Plus Base is recalculated to equal the greater of the current LifePay Base or the Contract Value on the previous business day (excluding any Premium Credits applied during the preceding 36 months).  The Lifetime Withdrawal Phase will continue until the earliest of:
•	The date annuity payments begin (see “ANNUITY OPTIONS”);
•	Reduction of the Contract Value to zero by an Excess Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	Surrender of the Contract;
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of an owner that is a non-natural person), unless your spouse beneficiary elects to continue the Contract; or
•	The last Active Spouse dies.

The Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when the Contract Value is reduced to zero other than by an Excess Withdrawal.  Please see “Lifetime Automatic Periodic Benefit Status” below for more information.

Withdrawals and Excess Withdrawals.  Once the Lifetime Withdrawal Phase begins, withdrawals within a Contract Year up to the Maximum Annual Withdrawal, including for payment of third-party investment advisory fees, have no impact on the LifePay Plus Base.  These withdrawals will not incur surrender charges or a negative Market Value Adjustment associated with any Fixed Interest Options.

For example, assume the current Contract Value is $90,000 on a Contract with the Joint LifePay Plus rider in the Lifetime Withdrawal Phase, the LifePay Plus Base is $100,000, and the Maximum Annual Withdrawal is $5,000.  Even though a withdrawal of $5,000 would reduce the Contract Value to $85,000, the LifePay Plus Base would remain at its current level (as would the Maximum Annual Withdrawal as well) because the withdrawal did not exceed the Maximum Annual Withdrawal.  See below for more information about the Maximum Annual Withdrawal.

An Excess Withdrawal is a withdrawal either before the Lifetime Withdrawal Phase begins (except for payment of third-party investment advisory fees), or once the Lifetime Withdrawal Phase begins, any portion of a withdrawal during a Contract Year that exceeds the Maximum Annual Withdrawal.  An Excess Withdrawal will cause a proportional reduction of the LifePay Plus Base – in the same proportion as Contract Value is reduced by the portion of the withdrawal that is considered excess, inclusive of surrender charges, Market Value Adjustment associated with any Fixed Interest Options (rather than the total amount of the withdrawal).  An Excess Withdrawal will also cause the Maximum Annual Withdrawal to be recalculated.  See APPENDIX G, Examples 1, 2 and 6 for examples of the consequences of an Excess Withdrawal.

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Please note that when the Joint LifePay Plus rider is added after the Contract Date, any withdrawals before the rider effective date in the same Contract Year are counted when adding up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.

Maximum Annual Withdrawal.  The Maximum Annual Withdrawal is the amount that the Joint LifePay Plus rider guarantees to be available for withdrawal from the Contract in any Contract Year.  The Maximum Annual Withdrawal is first calculated when the Lifetime Withdrawal Phase begins and equals the applicable Maximum Annual Withdrawal Percentage, based on the younger Active Spouse’s age, multiplied by the LifePay Plus Base.

The Maximum Annual Withdrawal Percentages are:
Percentages	Younger Active Spouse’s Age
4%	59 ½ to 64
5%	65 to 75
6%	76 to 79
7%	80+

If this rider was purchased before January 12, 2009, the Maximum Annual Withdrawal Percentages are:
Percentages	Younger Active Spouse’s Age
4%	59 ½ to 64
5%	65 to 69
6%	70 to 79
7%	80+

The Maximum Annual Withdrawal thereafter is recalculated whenever the LifePay Plus Base is recalculated, for example, upon The Annual Ratchet or a Step-up.  Also, the Maximum Annual Withdrawal Percentage can increase with the Annual Ratchet as the younger Active Spouse grows older.

In the event on the date the Lifetime Withdrawal Phase begins the Contract Value on the previous business day (excluding any Premium Credits applied during the preceding 36 months) is greater than the LifePay Plus Base, then before the Maximum Annual Withdrawal is first calculated, the LifePay Plus Base will be set equal to that Contract Value (excluding any Premium Credits applied during the preceding 36 months).  The greater the LifePay Plus Base, the greater the amount guaranteed to be available to you for withdrawals under the Joint LifePay Plus rider in calculating the Maximum Annual Withdrawal for the first time.  Also, if the Contract’s annuity commencement date is reached while the Joint LifePay Plus rider is in the Lifetime Withdrawal Phase, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal.  For more information about the Contract’s annuity options, see “THE ANNUITY OPTIONS.”

Required Minimum Distributions.  The Joint LifePay Plus rider allows for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal without causing a proportional reduction of the LifePay Plus Base and recalculation of the Maximum Annual Withdrawal.  If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, then an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal.  Once you have taken the Maximum Annual Withdrawal for the then current Contract Year, the dollar amount of any additional withdrawals will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year – without constituting an Excess Withdrawal.  See APPENDIX G, Example 3 for an example.

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Required Minimum Distributions.  The Joint LifePay Plus rider allows for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal without causing a proportional reduction of the LifePay Plus Base and recalculation of the Maximum Annual Withdrawal.  If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, then an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal.  Once you have taken the Maximum Annual Withdrawal for the then current Contract Year, the dollar amount of any additional withdrawals will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year – without constituting an Excess Withdrawal.  See APPENDIX G, Example 3 for an example.

The Additional Withdrawal Amount is available on a calendar year basis and recalculated every January, reset to equal that portion of the Required Minimum Distribution for that calendar year that exceeds the Maximum Annual Withdrawal on that date.  Any unused amount of the Additional Withdrawal Amount carries over into the next calendar year and is available through the end of that year, at which time any amount remaining will expire.  See APPENDIX G, Example 4 for an example of the Additional Withdrawal Amount being carried over.  Please note that there is no adjustment to the Additional Withdrawal Amount for Annual Ratchets or upon spousal continuation of the Joint LifePay Plus Rider.

Withdrawals that exceed the Maximum Annual Withdrawal and all available Additional Withdrawal Amounts are Excess Withdrawals that will cause a proportional reduction of the LifePay Plus Base and the Maximum Annual Withdrawal to be recalculated.  See APPENDIX G, Example 5 for an example of the consequences of an Excess Withdrawal with an Additional Withdrawal Amount.

Lifetime Automatic Periodic Benefit Status.  The Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when your Contract Value is reduced to zero other than by an Excess Withdrawal.  A withdrawal in excess of the Maximum Annual Withdrawal that causes your Contract Value to be reduced to zero will terminate the LifePay Plus rider.  You will no longer be entitled to make withdrawals, but instead will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.  When the rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits (including Death Benefits) other than as provided under the Joint LifePay Plus rider;
•	No further premium payments will be accepted; and
•	All other riders attached to the Contract will terminate, unless otherwise specified in that rider.

During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal.  These payments will cease upon the death of the last Active Spouse at which time both the rider and the Contract will terminate.  The rider will remain in Lifetime Automatic Periodic Benefit Status until the last Active Spouse’s death when it terminates without value.

If when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status your net withdrawals to date are less than the Maximum Annual Withdrawal for that Contract Year, then we will pay you the difference immediately.  The periodic payments will begin on the first Contract anniversary following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.

In the event Contract Value is reduced to zero before the Lifetime Withdrawal Phase begins, Lifetime Automatic Periodic Benefit Status is deferred until the Contract anniversary on or after the youngest Active Spouse is age 59 ½.  During this time, the Joint LifePay Plus rider’s Death Benefit remains payable upon the last Active Spouse’s death.  Also, the LifePay Plus Base remains eligible for Step-ups.  Once the Joint LifePay Plus rider enters the Lifetime Automatic Periodic Benefit Status, periodic payments will begin in an annual amount equal to the applicable Maximum Annual Withdrawal Percentage, based on the youngest Active Spouse’s age, multiplied by the LifePay Plus Base.  If an Active Spouse were to die while Lifetime Automatic Periodic Benefit Status is deferred, then when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, and the annual amount of the periodic payments, would be based on the remaining Active Spouse’s age.

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You may elect to receive systematic withdrawals pursuant to the terms of the Contract.  Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly, or annually.  If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal.  Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly.  If the payments were being made annually, then the payments will be made on the next business day following each Contract anniversary.

Investment Option Restrictions.  While the Joint LifePay Plus rider is in effect, there are limits on the Funds to which your Contract Value may be allocated.  Contract Value allocated to Funds other than Accepted Funds will be rebalanced so as to maintain at least the required specified percentage of such Contract Value in the Fixed Allocation Funds which depends on the rider effective date:
Rider Effective Date	Fixed Allocation Fund Percentage
On or after January 12, 2009	30%
Before January 12, 2009 but after October 6, 2008	25%
Before October 6, 2008	20%

See “Fixed Allocation Funds Automatic Rebalancing” below.

Accepted Funds. The currently available Accepted Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds.  We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.

Fixed Allocation Funds The currently available Fixed Allocation Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.

Other Funds.  All Funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

Fixed Allocation Funds Automatic Rebalancing.  If the Contract Value in the Fixed Allocation Funds is less than the required specified percentage of the total Contract Value allocated among the Fixed Allocation Funds and Other Funds on any Joint LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the required specified percentage of this amount is allocated to the Fixed Allocation Funds.  Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing.  Any rebalancing is done proportionally from the Other Funds to the Fixed Allocation Funds and will be the last transaction processed on that date.  The Joint LifePay Plus Rebalancing Dates occur on:
•	The rider effective date;
•	Each Contract anniversary;
•	Receipt of additional premium;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.

Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract.  However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.” You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be sent to you after Fixed Allocation Funds Automatic Rebalancing has occurred.

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In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.”  By electing to purchase the Joint LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds.  You should not purchase the Joint LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.

Divorce.  Generally, in the event of divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay Plus rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits.  In the event of a divorce during the Lifetime Withdrawal Phase, the Joint LifePay Plus rider would continue until the owner’s death (first owner in the case of joint owners, or Annuitant if the owner is a non-natural person).  Although spousal continuation may be available under the Tax Code for an additional spouse, the Joint LifePay Plus rider cannot be continued by the new spouse.  As a result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse.  Any such withdrawal would be considered a withdrawal for purposes of the LifePay Plus Base.  See “LifePay Plus Base - Withdrawals and Excess Withdrawals” above.  In the event of a divorce during Lifetime Automatic Periodic Benefit Status, for nonqualified Contracts there will be no change in the amount of your periodic payments and payments will continue until both spouses are deceased.  For qualified contracts, payments may continue, subject to the rules related to distributions on death.   See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).

Death of Owner or Annuitant.  The Joint LifePay Plus rider terminates (with the rider’s charges assessed proportionately) on the earlier of the date of death of the last Active Spouse, or when the surviving spouse decides not to continue the Contract.

LifePay Plus Death Benefit Base.  The Joint LifePay Plus rider has a Death Benefit that is payable upon the first owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s Death Benefit.  The LifePay Plus Death Benefit Base is first calculated when you purchase the Joint LifePay Plus rider.  If purchased on the Contract Date the LifePay Plus Death Benefit base is equal to the initial premium (excluding any Premium Credit available with your Contract).  If purchased after the Contract Date it, the LifePay Plus Death Benefit Based is equal to the Contract Value on the rider effective date (excluding any Premium Credits applied during the preceding 36 months).

The LifePay Plus Death Benefit Base is increased by the dollar amount of any additional premiums (excluding any applicable Premium Credits) and subject to any withdrawal adjustments.  The LifePay Plus Death Benefit Base is reduced by the dollar amount of any withdrawals for payment of third-party investment advisory fees before the Lifetime Withdrawal Phase begins, and for any withdrawals once the Lifetime Withdrawal Phase begins that are not Excess Withdrawals, including withdrawals for payment of third-party investment advisory fees.  The LifePay Plus Death Benefit Base is subject to a proportional reduction for an Excess Withdrawal.  Please see “LifePay Plus Base – Withdrawals and Excess Withdrawals” for more information.

There is no additional charge for the Death Benefit associated with the Joint LifePay Plus rider.  Please note that the LifePay Plus Death Benefit Base is not eligible to participate in Annual Ratchets or Step-ups.

In the event the LifePay Plus Death Benefit Base is greater than zero when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, each periodic payment reduces the LifePay Plus Death Benefit Base dollar for dollar until the earlier date of the LifePay Plus Death Benefit Base being reduced to zero or the last Active Spouse’s death.  Upon the last Active Spouse’s death, any remaining LifePay Plus Death Benefit is payable to the beneficiary in a lump sum.

Spousal Continuation.  If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code (see “DEATH BENEFIT CHOICES – Continuation After Death – Spouse”), the rider will also continue, provided the surviving spouse in an Active Spouse.  At that time, the LifePay Plus Base is recalculated to equal the greater of:
•	The Contract Value (excluding any Premium Credits applied after the deceased owner’s death), inclusive of the guaranteed Death Benefit; and
•	The last calculated LifePay Plus Base, subject to a proportional adjustment for any withdrawals before spousal continuation.

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The Maximum Annual Withdrawal is also recalculated; however, there is no Maximum Annual Withdrawal upon spousal continuation until the Lifetime Withdrawal Phase begins on the date of the first withdrawal after spousal continuation, SO LONG AS the last Active Spouse is age 59 ½.  The Maximum Annual Withdrawal is recalculated to equal the applicable Maximum Annual Withdrawal Percentage, based on the last Active Spouse’s age, multiplied by the LifePay Plus Base.  There is no adjustment to the Additional Withdrawal Amount upon spousal continuation of the Joint LifePay Plus rider for a Contract subject to the Required Minimum Distribution rules of the Tax Code.  Any withdrawals before the owner’s death and spousal continuation are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.

Please note, if the Contract Value on the previous business day (excluding any Premium Credits applied during the preceding 36 months) is greater than the LifePay Plus Base on the date the Lifetime Withdrawal Phase begins, then the LifePay Plus Base will be set equal to that Contract Value (excluding any Premium Credits applied during the preceding 36 months) before the Maximum Annual Withdrawal is first calculated.  The rider will be eligible for any Step-ups that may remain, and the Step-up Tracker will be recalculated at the same time as the LifePay Plus Base.  Also, upon spousal continuation, the LifePay Plus Death Benefit Base equals the LifePay Plus Death Benefit Base before the owner’s death, subject to any proportional adjustment for any withdrawals before spousal continuation of the rider.

Change of Owner or Annuitant.  The Joint LifePay Plus rider terminates (with the rider’s charge assessed proportionately) upon an ownership change or change of Annuitant, except for:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual (owner’s spouse must be named sole primary beneficiary to remain an Active Spouse);
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided the added joint owner is the original owner’s spouse and is an Active Spouse when added as a joint owner;
•	For nonqualified Contracts only, the removal of a joint owner, provided the removed joint owner is an Active Spouse and becomes the sole primary beneficiary; and
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner, provided both spouses are Active Spouses at the time of the change.

Surrender Charges.  Once the Lifetime Withdrawal Phase begins, your withdrawals within a Contract Year up to the Maximum Annual Withdrawal (and any applicable Additional Withdrawal Amount) are not subject to surrender charges.  We waive any surrender charges otherwise applicable to your withdrawal in a Contract Year that is less than or equal to the Maximum Annual Withdrawal.  Excess Withdrawals are subject to surrender charges, whether or not the Lifetime Withdrawal Phase has begun.  Once your Contract Value is reduced to zero, any periodic payments under the Joint LifePay Plus rider would not be subject to surrender charges.  Moreover, with no Contract Value, none of your Contract level recurring charges (e.g., the Base Contract Expense) would be deducted.  See APPENDIX G for examples.

Loans.  No loans are permitted on Contracts with the Joint LifePay Plus rider.

Taxation.  For more information about the tax treatment of amounts paid to you under the Joint LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

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FEDERAL TAX CONSIDERATIONS

Introduction

The Contract described in this prospectus is designed to be treated as an annuity for U.S. federal income tax purposes.  This section discusses our understanding of current federal income tax laws affecting the Contract.  The U.S. federal income tax treatment of the Contract is complex and sometimes uncertain.  You should keep the following in mind when reading this section:
•	Your tax position (or the tax position of the beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the Contract;
•	Tax laws change. It is possible that a change in the future could affect contracts issued in the past, including the Contract described in this prospectus;
•
This section addresses some, but not all, applicable federal income tax rules related to owning, making elections and/or initiating transactions under the Contract and generally does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

•	We do not make any guarantee about the tax treatment of the Contract or transactions involving the Contract; and
•	No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.

You should consult with a qualified tax and/or legal adviser before making elections or initiating transactions under the Contract.   When consulting a tax and/or legal adviser, be certain that he or she has expertise with respect to the provisions of the Internal Revenue Code of 1986, as amended, (the “Tax Code”) that apply to your tax concerns.

We do not intend this information to be tax advice.  No attempt is made to provide more than a general summary of information about the use of the Contract with non-tax-qualified and tax-qualified retirement arrangements, and the Tax Code may contain other restrictions and conditions that are not included in this summary.  You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Types of Contracts: Nonqualified or Qualified

The Contract described in this prospectus may be purchased on a non-tax-qualified basis (nonqualified Contracts) or on a tax-qualified basis (qualified Contracts).

Nonqualified Contracts.  Nonqualified Contracts do not receive the same tax benefits as are afforded to contracts Funding qualified plans.  You may not deduct the amount of your premium payments to a nonqualified Contract.  Rather, nonqualified Contracts are purchased with after-tax contributions to save money, generally for retirement, with the right to receive annuity payments for either a specified period of time or over a lifetime.

Qualified Contracts.  Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions to retirement plans or programs that are intended to qualify as plans or programs entitled to special favorable income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408, 408A or 457(b) of the Tax Code.  Qualified Contracts may also be offered in connection with deferred compensation plans under Tax Code Section 457(f).  Employers or individuals intending to use the Contract with such plans should seek legal and tax advice.

Temporary Rules under CARES Act.  On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which includes temporary relief from certain tax rules applicable to IRAs and qualified plans.   These changes are discussed below under Taxation of Qualified Contracts.  The CARES Act does not change the tax rules applicable to nonqualified contracts.

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Taxation of Nonqualified Contracts

Taxation of Gains Prior to Distribution or Annuity Starting Date

General.  Tax Code Section 72 governs the federal income taxation of annuities in general.  We believe that if you are a natural person (in other words, an individual), you will generally not be taxed on increases in the value of a nonqualified Contract until a distribution occurs or until annuity payments begin.  This assumes that the Contract will qualify as an annuity contract for federal income tax purposes.  For these purposes, the agreement to collaterally assign or pledge any portion of the contract value will be treated as a distribution.  In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:
•
Diversification.  Tax Code Section 817(h) requires that in a nonqualified Contract the investments of the Funds be “adequately diversified” in accordance with Treasury Regulations in order for the Contract to qualify as an annuity contract under federal tax law.  The separate account, through the Funds, intends to comply with the diversification requirements prescribed by Tax Code Section 817(h) and by Treasury Regulations Sec.  1.817-5, which affects how the Funds’ assets may be invested.  If it is determined, however, that your Contract does not satisfy the applicable diversification requirements because a Subaccount’s corresponding Fund fails to be adequately diversified for whatever reason, we will take appropriate steps to bring your Contract into compliance with such requirements, and we reserve the right to modify your Contract as necessary to do so;

•
Investor Control.  Although earnings under nonqualified annuity contracts are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets.  In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner’s gross income.  Future guidance regarding the extent to which owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing Contracts.  The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the federal tax owner of a proportional share of the assets of the separate account;

•
Required Distributions.  In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires a nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death.  The nonqualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued.  When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them, if necessary, to assure that they comply with the applicable requirements;

•
Non-Natural Owners of a Nonqualified Contract.  If the owner of the Contract is not a natural person (in other words, is not an individual), a nonqualified Contract generally is not treated as an annuity for federal income tax purposes and the income on the Contract for the taxable year is currently taxable as ordinary income.  Income on the Contract is any increase in the contract value over the “investment in the Contract” (generally, the premium payments or other consideration you paid for the Contract less any nontaxable withdrawals) during the taxable year.  There are some exceptions to this rule and a non-natural owner should consult with a tax and/or legal adviser before purchasing the Contract.  When the contract owner is not a natural person, a change in the annuitant is treated as the death of the contract owner for purposes of the required distribution rules described above; and

•
Delayed Annuity Starting Date.  If the Contract’s annuity starting date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g. after age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes.  In that event, the income and gains under the Contract could be currently includible in your income.

Taxation of Distributions

General.  When a withdrawal from a nonqualified Contract occurs before the Contract’s annuity starting date, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner’s investment in the Contract at that time.  A Market Value Adjustment, if applicable, could increase the contract value.  Investment in the Contract is generally equal to the amount of all premium payments to the Contract, plus amounts previously included in your gross income as the result of certain loans, if available, collateral assignments or gifts, less the aggregate amount of non-taxable distributions previously made.

In the case of a surrender under a nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner’s investment in the Contract.

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10% Penalty Tax.  A distribution from a nonqualified Contract may be subject to a penalty tax equal to 10% of the amount treated as income.  In general, however, there is no penalty tax on distributions:
•	Made on or after the taxpayer reaches age 59½;
•	Made on or after the death of a Contract Owner (or the primary Annuitant if the Contract Owner is a non-natural person);
•	Attributable to the taxpayer becoming disabled as defined in the Tax Code;
•
Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or

•	The distribution is allocable to investment in the Contract before August 14, 1982.

The 10% penalty tax does not apply to distributions from an immediate annuity as defined in the Tax Code.  Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.  A tax and/or legal adviser should be consulted with regard to exceptions from the penalty tax.

Tax-Free Exchanges.  Section 1035 of the Tax Code permits the exchange of a life insurance, endowment, or annuity contract for an annuity contract on a tax-free basis.  In such instance, the “investment in the contract” in the old contract will generally carry over to the new contract.  You should consult with your tax and/or legal adviser regarding procedures for making Section 1035 exchanges.

If your Contract is purchased through a tax-free exchange of an annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:
•	First, from any remaining “investment in the contract” made prior to August 14, 1982, and exchanged into the Contract;
•	Next, from any “income on the contract” attributable to the investment made prior to August 14, 1982;
•	Then, from any “income on the contract” attributable to investments made after August 13, 1982; and
•	Lastly, from any remaining “investment in the contract” made after August 13, 1982.

In certain instances, the partial exchange of a portion of one annuity contract for another contract is a tax-free exchange.  Pursuant to IRS guidance, receipt of partial withdrawals or surrenders from either the original contract or the new contract during the 180 day period beginning on the date of the partial exchange may retroactively negate the partial exchange.  If the partial exchange is retroactively negated, the amount exchanged from the original contract may be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original contract and, if the partial exchange occurred prior to you reaching age 59½, may be subject to an additional 10% penalty tax.  We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, reports or recognizes a partial exchange.  We strongly advise you to discuss any proposed 1035 exchange or additional distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.

Taxation of Annuity Payments.  Although tax consequences may vary depending upon the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income.  The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start.  Once your investment in the Contract has been fully recovered, however, the full amount of each additional annuity payment is subject to tax as ordinary income.

Annuity Contracts that are partially annuitized are treated as separate contracts with their own annuity starting date and exclusion ratio.  Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity Contract, provided that annuity payments are made for a period of ten years or more or for life.  Please consult your tax and/or legal adviser before electing a partial annuitization.

Death Benefits.  Subject to the Tax Code section 72(s) or 401(a)(9), as applicable, amounts may be distributed from a Contract because of your death or the death of the annuitant.  Different distribution requirements apply if your death occurs:
•	After you begin receiving annuity payments under the Contract; or
•	Before you begin receiving such distributions.

If your death occurs after you begin receiving annuity payments, any remaining distributions must be made at least as rapidly as under the method in effect at the time of your death.

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If your death occurs before you begin receiving annuity payments, your entire balance must be distributed within five years after the date of your death.  For example, if you die on September 1, 2020, your entire balance must be distributed by August 31, 2025.  However, if distributions begin within one year of your death, then payments may be made over one of the following timeframes:
•	Over the life of the designated beneficiary; or
•	Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, the Contract may be continued with the surviving spouse as the new contract owner.  If the contract owner is a non-natural person and the primary annuitant dies or is changed, the same rules apply as outlined above for the death of the contract owner.

Generally, amounts distributed from a Contract because of your death or the death of the annuitant prior to the time annuity payments begin are includible in the income of the recipient as follows:
•	If distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract; or
•	If distributed under a payment option, they are taxed in the same way as annuity payments.

Special rules apply to amounts distributed after a beneficiary has elected to maintain the contract value and receive payments.

If the death occurs after annuity payments begin, a guaranteed period exists under the annuity option selected, and the annuitant dies before the end of that period, payments made for the remainder of that period are includible in income as follows:
•	If distributed in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•
If distributed in accordance with the existing annuity option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Some Contracts offer a Death Benefit that may exceed the greater of the premium payments and the contract value.  Certain charges are imposed with respect to these Death Benefits.  It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.

Collateral Assignments, Pledges, Gratuitous Transfers, and Other Issues.  A pledge or collateral assignment (or agreement to pledge or collaterally assign) any portion of the contract value of a nonqualified Contract is treated as a distribution of such amount or portion.  If the entire contract value is pledged or collaterally assigned, additional increases in the contract value are also treated as distributions for as long as the pledge or collateral assignment remains in place.  The investment in the Contract is increased by the amount includible in income with respect to such pledge or collateral assignment, though it is not affected by any other aspect of the pledge or collateral assignment (including its release).

If an owner transfers a nonqualified Contract without adequate consideration (a gratuitous transfer) to a person other than the owner’s spouse (or to a former spouse incident to a divorce), the owner must include in income the difference between the “cash surrender value” and the investment in the Contract at the time of the transfer.  In such case, the transferee’s investment in the Contract will be increased to reflect the amount that is included in the transferor’s income.  The exceptions for transfers to an owner’s spouse or former spouse are limited to individuals who are treated as spouses under federal law.

The designation of an annuitant or payee other than an owner may result in certain tax consequences to you that are generally not discussed herein.

Anyone contemplating any pledges, collateral assignments, gratuitous transfers, or other designations, should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Multiple Contracts.  Tax laws require that all nonqualified deferred annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e).  In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity contracts or otherwise.

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Net Investment Income Tax.  A net investment income tax of 3.8% will apply to some types of investment income.  This tax will apply to all taxable distributions from nonqualified contracts.  This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others.

Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld.  Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect or if payment is made outside of the U.S. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages.  In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments.  Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

Certain states have indicated that state income tax withholding will also apply to payments from the Contracts made to residents.  Generally, an election out of federal withholding will also be considered an election out of state withholding.  In some states, you may elect out of state withholding, even if federal withholding applies.  If you need more information concerning a particular state or any required forms, please contact Customer Service.

If the payee is a non-resident alien, then U.S. federal withholding on taxable distributions will generally be at a 30% rate, unless a lower tax treaty rate applies.  We may require additional documentation prior to processing any requested transaction.

If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Tax Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Contract or the distribution.  The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

Taxation of Qualified Contracts

Temporary Rules under the CARES Act.  As noted above, on March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which includes temporary relief from certain of the tax rules applicable to IRAs and qualified plans.  The scope and availability of this temporary relief may vary depending on a number of factors, including (1) the type of plan or IRA with which the contract is used, (2) whether a plan sponsor implements a particular type of relief, (3) your specific circumstances, and (4) future guidance issued by the Internal Revenue Service and the Department of Labor.   You should consult with a tax and/or legal adviser to determine if relief is available to you before taking or failing to take any actions involving your IRA or other qualified contract.

Required Minimum Distributions.   The CARES Act waives the requirement to take minimum distributions from IRAs and defined contribution plans in 2020.   The waiver applies to any minimum distribution due from such arrangements in 2020, including minimum distributions with respect to the 2019 tax year that are due in 2020.

This relief applies both to lifetime and post-death minimum distributions due in 2020.   In that regard, the CARES Act also provides that if the post-death 5-year rule described below under “Required Distributions upon Death” applies, the 5-year period is determined without regard to calendar year 2020.   It is unclear whether this special exception extends to the 10-year period also described below under that same heading.

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Distributions.   The CARES Act provides relief for coronavirus-related distributions made from an “eligible retirement plan” (defined below) to a “qualified individual” (also defined below).   The relief:
•	Permits in-service distributions, even if such amounts are not otherwise distributable from the plan under Tax Code sections 401(k), 403(b), or 457;
•	Provides an exception to the 10% Additional Tax under Tax Code section 72(t);
•	Exempts the distribution from the mandatory 20% withholding applicable to eligible rollover distributions;
•
Permits an IRA owner or employee to include income attributable to the distribution over the three-year period beginning with the year the distribution would otherwise be taxable unless they elect out; and

•
Permits recontribution of the distribution to an eligible retirement plan within three years, in which case the recontribution is generally treated as a direct trustee to trustee transfer within 60 days of the distribution.

The distribution must come from, and any recontribution must be made to, an “eligible retirement plan” within the meaning of Tax Code section 402(c)(8)(B), i.e. an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan, including Roth arrangements.   The relief is limited to aggregate distributions of $100,000.   The relief applies to such distributions made at any time during the 2020 calendar year.

Plan Loans (if available).   The CARES Act provides the following relief with respect to plan loans taken by any “qualified individual” (as defined below):
•
For loans made during the 180-day period beginning March 27, 2020, the maximum loan amount under the Tax Code is increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance.

•	The due date under the Tax Code for any repayment on a loan that otherwise is due between March 27, 2020 and December 31, 2020, would be delayed for one year.

Individuals Eligible for Withdrawal and Loan Relief.   Only a “qualified individual” is eligible for the withdrawal and loan relief provided under the CARES Act.   A “qualified individual” is an individual in one of the following categories:
•	The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;
•	The individual’s spouse or dependent is diagnosed with such virus or disease; or
•
The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by Internal Revenue Service.

The CARES Act provides that the administrator of an eligible retirement plan may rely on an employee’s certification that the employee is a qualified individual as defined above.

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Eligible Retirement Plans and Programs

The Contract may have been purchased with the following retirement plans and programs to accumulate retirement savings:
•
Sections 401(a), 401(k) and 403(a) Plans.  Sections 401(a), 401(k), and 403(a) of the Tax Code permit certain employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees;

•
403(b) Plans.  Section 403(b) of the Tax Code allows employees of certain Tax Code Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, to a Contract that will provide an annuity for the employee’s retirement;

•
Individual Retirement Annuities (“IRA”) and Roth IRA.  Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”).  Certain employers may establish Simplified Employee Pension (“SEP”) or Savings Incentive Match Plan for Employees (“SIMPLE”) plans to provide IRA contributions on behalf of their employees.  Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions.  Sales of the Contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS.  The IRS has not reviewed the Contract described in this prospectus for qualification as an IRA and has not addressed, in a ruling of general applicability, whether the Contract’s Death Benefit provisions comply with IRA qualification requirements; and

•
457 Plans.  Section 457 of the Tax Code permits certain employers to offer deferred compensation plans for their employees.  These plans may be offered by state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities (governmental employers), as well as non-governmental, tax-exempt organizations (non-governmental employers).  A 457 plan may be either a 457(b) plan or a 457(f) plan.  Participation in a 457(b) plan maintained by a non-governmental employer is generally limited to a select group of management and highly-compensated employees (other than 457(b) plans maintained by nonqualified, church-controlled organizations).  Depending on the plan design, the participant may be entitled to determine the investment allocation of their deferred compensation account.  There is no further information specific to 457 plans in this prospectus.

The Company may offer or may have offered the Contract for use with certain other types of qualified plans.  Please see your Contract and consult with your tax adviser if you have questions about other types of plan arrangements not discussed herein.

Special Considerations for IRAs.  IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence.  Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan.  Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA.  You may roll over a distribution from an IRA to an IRA only once in any 12 month period.  You will not be able to roll over any portion of an IRA distribution if you rolled over any other IRA distribution during the preceding one-year period.  This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs effectively treating them as one IRA for purposes of this limit.  Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between IRAs.  Please consult your own tax and/or legal adviser if you have additional questions about these rules.

Distributions from SIMPLE IRAs made within two years of beginning participation in the SIMPLE IRA are subject to a 25% early distribution tax.

Special Considerations for Roth IRAs.  Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute.  Roth IRA contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, IRA, or eligible plan.  Individuals may convert an IRA, SEP, or a SIMPLE to a Roth IRA.  Such rollovers and conversions are subject to tax, and other special rules may apply.  A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.

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You will not be able to roll over any portion of a Roth IRA distribution if you rolled over any other IRA distribution during the preceding one-year period.  This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs, as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit.  Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between Roth IRAs.  Please consult your own tax and/or legal adviser if you have additional questions about these rules.

A 10% penalty tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.  Sales of a Contract for use with a Roth IRA may be subject to special requirements of the IRS.  The IRS has not reviewed the Contracts described in this prospectus for qualification as Roth IRAs and has not addressed, in a ruling of general applicability, whether the Contract’s Death Benefit provisions comply with IRS qualification requirements.

Taxation

The tax rules applicable to qualified Contracts vary according to the type of qualified Contract and the specific terms and conditions of the qualified Contract and the terms and conditions of the qualified plan or program.  The ultimate effect of federal income taxes on the amounts held under a qualified Contract, or on income phase (i.e.  annuity) payments from a qualified Contract, depends upon the type of qualified Contract or program as well as your particular facts and circumstances.  Special favorable tax treatment may be available for certain types of contributions and distributions.  In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.

Adverse tax consequences may result from:
•	Contributions in excess of specified limits;
•	Distributions before age 59½ (subject to certain exceptions);
•	Distributions that do not conform to specified commencement and minimum distribution rules; and
•	Certain other specified circumstances.

Some qualified plans and programs are subject to additional distribution or other requirements that are not incorporated into the Contract described in this prospectus.  No attempt is made to provide more than general information about the use of the Contract with qualified plans and programs.  Contract Owners, sponsoring employers, participants, annuitants, and beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the Contract.  The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the Contract unless we consent in writing.

Contract Owners, sponsoring employers, participants, annuitants and beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.  Therefore, you should seek tax and/or legal advice regarding the suitability of the Contract for your particular situation.  The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral.  Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn.  However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself.  Annuities do provide other features and benefits (such as the guaranteed Death Benefit or the option of lifetime income phase options at established rates) that may be valuable to you.  You should discuss your alternatives with a qualified agent/registered representative taking into account the additional fees and expenses you may incur in an annuity.

Contributions

In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code.  We provide general information on these requirements for certain plans and programs below.  You should consult with a tax and/or legal adviser in connection with contributions to a qualified Contract.

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401(a), 401(k), 403(a) and 403(b) Plans.  The total annual contributions (including pre-tax contributions) by you and your employer cannot exceed, generally, the lesser of 100% of your compensation or $57,000 (2020).  Compensation means your compensation for the year from the employer sponsoring the plan and includes any elective deferrals under Tax Code Section 402(g) and any amounts not includible in gross income under Tax Code Sections 125 or 457.

This limit applies to your contributions as well as to any contributions made by your employer on your behalf.  An additional requirement limits your salary reduction contributions to a 401(k) or 403(b) plan to generally no more than $19,500 (2020).  Contribution limits are subject to annual adjustments for cost-of-living increases.  Your own limit may be higher or lower, depending upon certain conditions.

Contributions and premium payments to your account(s) will generally be excluded from your gross income.

Catch-up Contributions.  Notwithstanding the contribution limits noted above, if permitted by the plan, a participant in a 401(k), Roth 401(k) or 403(b) plan who is at least age 50 by the end of the participant’s taxable year may contribute an additional amount (“Age 50 Catch-ups”) not to exceed the lesser of:
•	$6,500 (2020); or
•	The participant’s compensation for the year reduced by any other elective deferrals of the participant for the year.

Traditional and Roth IRAs.  You are eligible to contribute to a traditional IRA if you have compensation includible in income for the taxable year.  For 2020, the contribution to your traditional IRA generally cannot exceed the lesser of $6,000 or your taxable compensation.  If you are age 50 or older, you can make an additional catch-up contribution of $1,000.  Contributions to a traditional IRA may be deductible depending on your modified adjusted gross income (“MAGI”), tax filing status, and whether you or your spouse are an active participant in a retirement plan.

You may be eligible to contribute to a Roth IRA if you have compensation includible in income for the year.  For 2020, the contribution to a Roth IRA cannot exceed the lesser of $6,000 or your taxable compensation.  If you are age 50 or older, you can make an additional catch up contribution of $1,000.  The amount you can contribute to a Roth IRA is reduced by the amount of any contributions you make to an individual retirement plan for your benefit (not including SEPs or SIMPLE IRAs).  Your ability to contribute to a Roth IRA may be further limited by your MAGI and tax filing status.  Contributions to a Roth IRA are not deductible.

Distributions − General

Certain tax rules apply to distributions from the Contract.  A distribution is any amount taken from a Contract including withdrawals, income phase (i.e. annuity) payments and Death Benefit proceeds.  If a portion of a distribution is taxable, the distribution will be reported to the IRS.

Section 401(a), 401(k), 403(a) and 403(b) Plans.  Distributions from these plans are taxed as received unless one of the following is true:
•
The distribution is an eligible rollover distribution and is directly transferred or rolled over within 60 days to another plan eligible to receive rollovers or to a traditional IRA in accordance with the Tax Code;

•
You made after-tax contributions to the plan.  In this case, depending upon the type of distribution, the amount will be taxed on all or part of the earnings on the contributions according to the rules detailed in the Tax Code; or

•	The distribution is a qualified health insurance premium of a retired public safety officer as defined in the Pension Protection Act of 2006.

A distribution is an eligible rollover distribution unless it is:
•
Part of a series of substantially equal periodic payments (at least one per year) made over the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and his designated beneficiary or for a specified period of ten years or more;

•	A required minimum distribution under Tax Code Section 401(a)(9);
•	A hardship withdrawal; or
•	Otherwise not recognized under applicable regulations as eligible for rollover.

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Traditional IRAs.  All distributions from a traditional IRA are generally taxed as received unless either one of the following is true:
•	The distribution is directly transferred or rolled over within 60 days to another traditional IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or
•	You made after-tax contributions to the traditional IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

10% Additional Tax.  The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a Contract used with a 401(a), 401(k), 403(a) or 403(b) plan (collectively, qualified plans).  The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a traditional or Roth IRA.

Exceptions to the 10% additional tax apply if:
•	You have attained age 59½;
•	You have become disabled, as defined in the Tax Code;
•	You have died and the distribution is to your beneficiary;
•	The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;
•	The distribution is paid directly to the government in accordance with an IRS levy;
•	The distribution is a qualified reservist distribution as defined under the Tax Code;
•	The distribution is a qualified birth or adoption distribution;
•	The distribution is eligible for penalty relief extended to victims of certain natural disasters; or
•	You have unreimbursed medical expenses that are deductible (without regard to whether you itemize deductions).

Additional exceptions may apply to distributions from a traditional or Roth IRA if:
•
The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the join lives (or joint life expectancies) of you and your designated beneficiary;

•	The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);
•	The distributions are not more than your qualified higher education expenses; or
•	You use the distribution to buy, build or rebuild a first home.

Additional exceptions may apply to distributions from a qualified plan if:
•	You have separated from service with the plan sponsor at or after age 55;
•	You are a qualified public safety employee taking a distribution from a governmental plan and you separated from service after age 50;
•
You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary; or

•	The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”).

The Tax Code may provide other exceptions or impose other penalty taxes in other circumstances.

Roth IRAs.  A qualified distribution from a Roth IRA is not includible in gross income.  A qualified distribution from a Roth IRA is a payment or distribution that meets the following two requirements:
•	It is made after the five-year period beginning with the first taxable year for which a contribution was made to any Roth IRA established for the benefit of the owner; and
•	It is:
	o	Made on or after the date on which the owner attains age 59 ½;
	o	Made to a beneficiary (or to the estate of the owner) on or after the death of the owner;
	o	Attributable to the owner being disabled (within the meaning of the Tax Code); or
	o	A qualified first-time homebuyer distribution (within the meaning of the Tax Code).

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If a payment or a distribution from a Roth account is not a qualified distribution, the portion allocable to earnings is includible in gross income and may be subject to the additional 10% additional tax discussed above.  Special ordering rules apply for purposes of determining the taxable portion of a payment or distribution from a Roth account.

Distributions − Eligibility

Distributions generally may occur only upon the occurrence of certain events.  The terms of your 401(a), 401(k), 403(a) or 403(b) plan will govern when you are eligible to take a distribution form the plan.  The following describes circumstances when you may be able to take a distribution from certain more common types of plans.

401(a) Pension Plans.  Subject to the terms of your 401(a) pension plan, distributions generally may occur only upon:
•	Retirement;
•	Death;
•	Disability;
•	Severance from employment;
•	Attainment of normal retirement age;
•	Attainment of age 59 ½; or
•	Termination of the plan.

Such distributions remain subject to other applicable restrictions under the Tax Code.

401(k) Plans.  Subject to the term of your 401(k) plan, distributions from your 401(k) employee account, and possibly all or a portion of your 401(k) employer account, generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59½;
•	Severance from employment;
•	Disability;
•	The birth or adoption of the child;
•	Financial hardship (contributions only);
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.

Such distributions remain subject to other applicable restrictions under the Tax Code.

403(b) Plans.  Subject to the terms of your 403(b) Contract, distribution of certain salary reduction contributions and earnings on such contributions restricted under Tax Code Section 403(b)(11) generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59½;
•	Severance from employment;
•	Disability;
•	The birth or adoption of the child;
•	Financial hardship (contributions only);
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.

Such distributions remain subject to other applicable restrictions under the Tax Code.

Section 403(b) regulations prohibit the distribution of amounts attributable to employer contributions before the earlier of your severance from employment or prior to the occurrence of some event as provided under your employer’s plan, such as after a fixed number of years, the attainment of a stated age, or a disability.

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If the Company agrees to accept amounts exchanged from a Tax Code Section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in Tax Code Section 403(b)(7)(A)(ii).

Before we process a withdrawal request to confirm with your 403(b) plan sponsor or otherwise, that the withdrawals you request from a 403(b) contract comply with applicable tax requirements.

Lifetime Required Minimum Distributions (401(a), 401(k), 403(a), 403(b) and IRAs).  To avoid certain tax penalties, you and any designated beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code.  These rules dictate the following:
•	The start date for distributions;
•	The time period in which all amounts in your Contract(s) must be distributed; and
•	Distribution amounts.

Start Date.  Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 72 (age 70½ if born before July 1, 1949) or in the case of an employer-sponsored plan, April 1 of the calendar year following the calendar year in which you retire, whichever occurs later, unless:
•
Under 401(a), 401(k), 403(a), or 403(b) plans that are not governmental or church plans, you are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 72 (age 70½ if born before July 1 1949); or

•
Under 403(b) plans, the Company maintains separate records of amounts held as of December 31, 1986.  In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75.  However, if you take any distributions in excess of the minimum required amount, then special rules require that the excess be distributed from the December 31, 1986 balance.

Time Period.  You must receive distributions from the Contract over a period not extending beyond one of the following time periods:
•	Over your life or the joint lives of you and your designated beneficiary; or
•	Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

Distribution Amounts.  The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9).  Before annuity payments begin, the required minimum distribution amount is generally determined by dividing the entire interest in the account as of December 31 of the preceding year by the applicable distribution period.  The entire interest in the account includes the amount of any outstanding rollover, transfer and recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed Death Benefits and any optional living benefit.  If annuity payments have begun under an annuity option that satisfies the Tax Code Section 401(a)(9) regulations, such payments will generally be viewed as satisfying your required minimum distribution.

50% Excise Tax.  If you fail to receive the required minimum distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.  In certain circumstances this excise tax may be waived by the IRS.

Roth IRAs.  Required minimum distributions are not applicable to Roth IRAs during your lifetime.  Further information regarding required minimum distributions may be found in your Contract.

Required Distributions upon Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs)

Upon your death under a qualified Contract, any remaining interest must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Tax Code.   The Death Benefit provisions of your qualified Contract shall be interpreted to comply with those requirements.   The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”), which was part of the larger Further Consolidated Appropriations Act, 2020.  The post-death distribution requirements under prior law continue to apply in certain circumstances.

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Prior Law.  Under prior law, if an employee under an employer sponsored plan or the owner of an IRA dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the “5-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”).   If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).

The New Law.  Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies.   A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner.   An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you.   An individual’s status as an EDB is determined on the date of your death.

This 10-year post-death distribution period applies regardless of whether you die before your required beginning date or you die on or after that date (including after distributions have commenced in the form of an annuity).   However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e. a new 10-year distribution period begins).

Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules.   In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).   In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).

If your beneficiary is not an individual but is a non-natural person, such as a charity, your estate, or in some cases a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule).   However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law may apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases.   You should consult a professional tax adviser about the federal income tax consequences of your beneficiary designations, particularly if a trust is involved.

More generally, the new law applies if you die after 2019, subject to several exceptions.  In particular, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies to your interest in that plan if you die after 2021 (unless the collective bargaining agreements terminate earlier).

In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020.   However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated beneficiary’s death.  Hence, this 10-year rule generally will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner.  Under the new law, however, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the new post-death distribution requirements.

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Certain transition rules may apply.   Please consult your tax adviser.

Spousal continuation.  Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.

The post-death distribution requirements are complex and unclear in numerous respects.   The Internal Revenue Service and U.S. Department of the Treasury have issued very little guidance on the new law.   In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances.   You should consult a professional tax adviser for tax advice as to your particular situation

Withholding

In general, the withholding rules described above for nonqualified Contracts also apply to Qualified Contract.  In addition, special withholding rules apply to eligible rollover distributions from 401(a), 401(k), 403(a) and 403(b) plans.

401(a), 401(k), 403(a) and 403(b) Plans.  Generally, eligible rollover distributions from these plans are subject to a mandatory 20% federal income tax withholding.  However, mandatory withholding will not be required if you elect a direct rollover of the distributions to an eligible retirement plan or in the case of certain other distributions described in the Tax Code.

Assignment and Other Transfers

401(a), 401(k), 403(a) and 403(b) Plans.  Your beneficial interest in the Contract may not be assigned or transferred to persons other than:
•	A plan participant as a means to provide benefit payments;
•	An alternate payee under a QDRO in accordance with Tax Code Section 414(p);
•	The Company as collateral for a loan, if available; or
•	The enforcement of a federal income tax lien or levy.

IRAs and Roth IRAs.  The Tax Code does not allow a transfer or assignment of your rights under these Contracts except in limited circumstances.  Adverse tax consequences may result if you assign or transfer your interest in the Contract to persons other than your spouse incident to a divorce.  Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Tax Consequences of Living Benefits and Enhanced Death Benefits

Living Benefits.  Except as otherwise noted below, when a full or partial withdrawal from a Contract occurs under a LifePay Plus or Joint LifePay Plus rider, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any deferred sales charge) immediately before the distribution over the investment in the Contract at that time.

Investment in the Contract is generally equal to the amount of all contributions to the Contract previously included in your gross income, plus amounts previously included in your gross income as the result of certain loans (if available), assignments, or gifts, less the aggregate amount of non-taxable distributions previously made.  The income on the Contract for purposes of calculating the taxable amount of a distribution may be unclear.  For example, the living benefits provided under the LifePay Plus or Joint LifePay Plus rider, as well as any applicable Market Value Adjustment, could increase the contract value that applies.  Thus, the income on the Contract could be higher than the amount of income that would be determined without regard to such a benefit.  As a result, you could have higher amounts of income than will be reported to you.  In addition, payments under any guaranteed payment phase of such riders may be subject to the exclusion ratio rules under Tax Code Section 72(b) for tax purposes.  Please consult your tax and/or legal adviser about the tax consequences of living benefits.

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If applicable, payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer under the LifePay Plus or Joint LifePay Plus rider are designed to be treated as annuity payments for withholding and tax reporting purposes.  A portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income.  The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when your payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer start.  Any withdrawals in addition to the Maximum Annual Withdrawal payments you are receiving pursuant to the Income Optimizer constitute Excess Withdrawals under the LifePay Plus or Joint LifePay Plus rider, causing a proportional reduction of the LifePay Plus Base and Maximum Annual Withdrawal.  This reduction will result in a proportional reduction in the non-taxable portion of your future Maximum Annual Withdrawal payments.  Once your investment in the Contract has been fully recovered, the full amount of each of your future Maximum Annual Withdrawal payments would be subject to tax as ordinary income.

For qualified Contracts issued with a LifePay Plus or Joint LifePay Plus rider it is possible that the Death Benefit could raise an issue under the “minimum income threshold test” described in Treasury Reg.  section 1.401(a)(9)-6 as the Death Benefit under these riders could be viewed as providing an increasing benefit.   Please consult your legal and/or tax adviser about the tax consequences of living benefits Death Benefits.

Enhanced Death Benefits.  The Contract offers a Death Benefit that may exceed the greater of premium payments and the contract value.  It is possible that the IRS could characterize such a Death Benefit as other than an incidental Death Benefit, which may result in currently taxable income and could affect the amount of required minimum distributions.  Additionally, because certain charges are imposed with respect to some of the available Death Benefits it is possible those charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.  Please consult your legal and/or tax adviser about the tax consequences of enhanced Death Benefits.

Same-Sex Marriages

If allowed under the requirements of the Tax Code, the Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under a living benefit.  All contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law.  U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile.  As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract.  Please consult your tax and/or legal adviser for further information about this subject.

Possible Changes in Taxation

Although the likelihood of changes in tax legislation, regulation, rulings, and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means.  It is also possible that any change could be retroactive (that is, effective before the date of the change).  In this regard, on March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).   Among other provision, the CARES Act includes temporary relief from certain of the tax rules applicable to IRAs and qualified plans.  See “Taxation of Qualified Contracts” for more details.  You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the Contract.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code.  The separate account is not a separate entity from us.  Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

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We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the Contracts.  Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the Contracts.  In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the Separate Account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes.  However, changes in federal tax laws and/or their interpretation thereof may result in our being taxed on income or gains attributable to the separate account.  In this case we may impose a charge against the separate account (with respect to some or all of the Contracts) to set aside provisions to pay such taxes.  We may deduct this amount from the separate account, including from your contract value invested in the Subaccounts.

OTHER INFORMATION

Reports to Contract Owners

We confirm purchase, transfer, and withdrawal transactions usually within five business days of processing.  We may also send you a quarterly report within 31 days after the end of each calendar quarter.  The report will show the Contract Value, Cash Surrender Value, and the Death Benefit as of the end of the calendar quarter.  The report will also show the allocation of your Contract Value and reflects the amounts deducted from or added to the Contract Value.  You have 30 days to notify Customer Service of any errors or discrepancies.  We will notify you when any shareholder reports of the Funds in which Separate Account B invests are available.  We will also send any other reports, notices or documents we are required by law to furnish to you.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment of benefits or processing these transactions beyond the seven permitted days, under any of the following circumstances:
•	On any business day when the NYSE is closed (except customary weekend and holiday closings);
•	When an emergency exists as determined by the SEC; or
•	During any other periods the SEC may, by order, permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Payment of benefits or values may also be delayed or suspended as required by court order or any regulatory action.

In Case of Errors in Your Application

If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought had the age or gender not been misstated.

Assigning the Contract as Collateral

You may assign a nonqualified Contract as collateral security for a loan, but you should understand that your rights and any beneficiary’s rights may be subject to the terms of the assignment.  An assignment likely has federal tax consequences.  You should consult a tax adviser for tax advice.  You must give us satisfactory written notice to Customer Service in order to make or release an assignment.  We are not responsible for the validity of any assignment.

Contract Changes – Applicable Tax Law

We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law and to conform to applicable laws or governmental regulations.  We will give you advance notice of such changes.

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Free Look

When you purchased the Contract, you had the right to cancel your Contract within your ten-day free look period.  We deemed the free look period to expire 15 days after we mailed the Contract to you.  Some states may have required a longer free look period.  Those that cancelled their Contracts during the free look period received a refund equal to the greater of the Contract Value (which may have been be more or less than the premium payments made) or, if required by your state, the original amount of the premium payment.

Because the Contract is no longer offered for new sales and the free look period for all existing Contracts have expired, there will generally be no more discussion of the free look period except to the extent it is relevant in relation to other Contract features or benefits.

Special Arrangements

We may reduce or waive any Contract, rider, or benefit fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates.  We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

Selling the Contract

Our affiliate, Directed Services LLC, 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380 is the principal underwriter and distributor of the Contract as well as for our other variable contracts.  Directed Services LLC, a Delaware limited liability company, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority, Inc.  (“FINRA”).

Directed Services LLC does not retain any commissions or compensation paid to it by the Company for Contract sales.  Directed Services LLC entered into selling agreements with affiliated and unaffiliated broker/dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products (“selling firms”).  Selling firms are also registered with the SEC and are FINRA member firms.

Although the Contracts are no longer offered for new sales, Directed Services LLC pays selling firms compensation for the past promotion and sale of the Contracts.  Registered representatives of the selling firms who solicited sales of the Contracts typically receive a portion of the compensation paid by Directed Services LLC to the selling firm in the form of commissions or other compensation, depending on the agreement between the selling firm and the registered representative.  This compensation, as well as other incentives or payments, is not paid directly by Contract Owners or the Separate Account.  We intend to recoup this compensation and other sales expenses paid to selling firms through fees and charges imposed under the Contracts.

Directed Services LLC pays selling firms for past Contract sales according to one or more schedules.  This compensation is generally based on a percentage of premium payments.  Selling firms may receive commissions of up to 7.20% of premium payments.  In addition, selling firms may receive ongoing annual compensation of up to 1.25% of all, or a portion, of values of Contracts sold through the firm.  Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on the firm’s practices.  Commissions and annual compensation, when combined, could exceed 7.20% of total premium payments.

Directed Services LLC has special compensation arrangements with certain selling firms based on those firms’ aggregate sales of the Contracts or other criteria.  These special compensation arrangements were not offered to all selling firms, and the terms of such arrangements may differ among selling firms based on various factors.  Any such compensation payable to a selling firm will not result in any additional direct charge to you by us.

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In addition to the direct cash compensation for sales of Contracts described above, Directed Services LLC may also pay selling firms additional compensation or reimbursement of expenses for their past efforts in selling the Contracts to you and other customers.  These amounts may include:
•
Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the year;

•
Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives).  These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales; and

•	Additional cash or noncash compensation and reimbursements permissible under existing law.

We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the Contract.

Directed Services LLC may also compensate wholesalers/distributors, and their management personnel, for past Contract sales within the wholesale/distribution channel.  This compensation may be based on a percentage of premium payments and/or a percentage of Contract Values.  Directed Services LLC may, at its discretion, pay additional cash compensation to wholesalers/distributors for sales by certain broker-dealers or “focus firms.”

We do not pay any additional compensation on the sale or exercise of any of the Contract’s optional benefit riders described in this prospectus.

This is a general discussion of the types and levels of compensation paid by us for the past sale of our variable annuity contracts.  It is important for you to know that the payment of volume or sales-based compensation to a selling firm or registered representative may have provided that registered representative a financial incentive to promote our contracts over those of another company, and may also have provided a financial incentive to promote one of our contracts over another.

Administrative Procedures

We may accept a request for Contract service in writing, by telephone or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements.  We will process your request at the Contract Value next determined only after you have met all administrative requirements.  Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions (for example, a facsimile withdrawal request form), even if appropriate identifying information is provided.  You are responsible for keeping information about your Contract and appropriate identifying information confidential.  If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions.  We are not liable for losses resulting from following telephone or electronic instructions we believe to be genuine.  If a loss occurs when we rely on such instruction, you will bear the loss.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws.  Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers’ identities are properly verified and that premiums and loan repayments, if applicable, are not derived from improper sources.

Under our anti-money laundering program, we may require customers and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

84

We may also refuse to accept certain forms of premium payments or loan repayments (including but not limited to cash, traveler’s cheques, starter checks from a new account, credit card checks and certain third-party checks) or restrict the amount of certain forms of premium payments or loan repayments (including but not limited to cashier’s checks, bank drafts, bank checks and treasurer’s checks totaling more than $10,000).  In addition, we may require information as to why a particular form of payment was used and the source of the Funds of such payment in order to determine whether or not we will accept it.  Use of an unacceptable form of payment may result in us returning the payment.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator.  We may also be required to provide additional information about you and your Contract to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

Unclaimed Property

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract Owners, insureds, beneficiaries, and other payees of proceeds.  Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract Owners are urged to keep their own, as well as their beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers.  Such updates should be communicated to Customer Service in writing or by calling 1-800-366-0066.

Cyber Security

Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking,” or similar illegal or unauthorized intrusions into computer systems and networks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks.  In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.

Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also affect the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value.  There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.

State Variations

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus.  Material variations are described in APPENDIX N.  Also see your Contract, including any endorsements and riders, for details.

85

Order Processing

In certain circumstances, we may need to correct the pricing associated with an order that has been processed.  In such circumstances, we may incur a loss or receive a gain depending upon the price of the Fund when the order was executed and the price of the Fund when the order is corrected.  Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.

State Regulation

We are regulated by the Insurance Department of the State of Iowa.  We are also subject to the insurance laws and regulations of all jurisdictions where we do business.  The Contract offered by this prospectus has been approved where required by those jurisdictions.  We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

Voting Rights

We will vote the shares of a Fund owned by Separate Account B according to your instructions.  However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Fund in our own right, we may decide to do so.

We determine the number of shares that you have in a Subaccount by dividing the Contract’s Contract Value in that Subaccount by the net asset value of one share of the Fund in which a Subaccount invests.  We count fractional votes.  We will determine the number of shares you can instruct us to vote 180 days or less before a Fund shareholder meeting.  We will ask you for voting instructions by mail at least ten days before the meeting.  If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contracts in that Subaccount.  We will also vote shares we hold in Separate Account B which are not attributable to Contract Owners in the same proportion.  The effect of proportional voting is that a small number of Contract Owners may decide the outcome of a vote.

Legal Proceedings

We are not aware of any pending legal proceedings that are likely to have a material adverse effect on Separate Account B, the Company’s ability to meet its obligations under the Contract, or Directed Services LLC’s (“DSL”) ability to perform its obligations with respect to the Contract.  Notwithstanding the foregoing:
•
Litigation.  The Company and/or DSL are or may be involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business.  Due to the climate in insurance and business litigation/arbitration, suits sometimes include claims for substantial compensatory, consequential, or punitive damages and other types of relief.  Certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals.  In addition, the life insurance industry has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves.  This litigation is generally known as cost of insurance litigation.  While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a material adverse effect on either the Company's or DSL’s operations or financial position.

•
Regulatory Matters.  As with other financial services companies, the Company and its affiliates, including DSL, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry.  It is the practice of the Company and DSL to cooperate fully in these matters.  Regulatory investigations, exams, inquiries, and audits could result in regulatory action against the Company and/or DSL or subject the Company and/or DSL to settlement payments, fines, penalties and other financial consequences, as well as changes to the Company’s and/or DSL’s policies and procedures.

86

The outcome of a litigation/arbitration or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment.  It is not possible to predict the ultimate outcome for all pending litigation/arbitration and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company’s and/or DSL’s results of operations or cash flows in a particular quarterly or annual period.

87

APPENDIX A - FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of the Funds available through the Subaccounts under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at:
•	https://venerable.variableproducts-express.com/GetContract1.asp?clientid=venerablevpx&fundid=380789701 until June 11, 2021; and
•	https://docs.venerable.com/#/landing?prod=380789701&doctype=spros on and after June 11, 2021.

You can also request this information at no cost by calling 1-800-366-0066 or by sending an email request to smb-usa-mailbox@venerable.com. The Funds you choose may impact the benefits under the Optional Benefits you chose.  See “LIVING BENEFIT RIDERS” for more information.

The current expenses and performance information below reflects fee and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge . Expenses would be higher and performance would be lower if these other charges were included.  Each Fund’s past performance is not necessarily an indication of future performance

Consult with your investment professional to determine if the Funds may be suited to your financial needs, investment time horizon and risk tolerance.  You should periodically review these factors to determine if you need to change your investment strategy.

Open Funds

Subaccounts that invest in the following Funds are open to new premiums and transfers of Contract Value.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES[1]	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks high total investment return	BlackRock Global Allocation V.I. Fund Investment Adviser: BlackRock Advisors, LLC	Class III 1.01%	20.79%	9.17%	6.61%
Seeks to maximize income while maintaining prospects for capital appreciation.	Voya Balanced Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.87%	3.03%	8.14%	6.76%
Seeks long-term capital growth and current income.	Voya Global High Dividend Low Volatility Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.85%	-1.09%	7.34%	6.24%

1
Current Expenses are each Fund’s total net annual operating expenses and reflect any. temporary expense reimbursements or fee waiver arrangements that are in place and reported in the Fund’s prospectus..

A-1

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks total return.	Voya Global Perspectives® Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class ADV 1.09%	15.80%	9.05%	6.51%* *Annualized return from fund inception.
Seeks high level of current income consistent with the preservation of capital and liquidity.	Voya Government Liquid Assets Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.53%	0.24%	0.77%	0.39%
: Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class ADV 1.07%	16.74%	13.27%	11.62%
Seeks to provide investors with a high level of current income and total return.	Voya High Yield Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.73%	5.63%	7.47%	5.98%
Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Intermediate Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.80%	7.57%	4.99%	4.73%
Seeks maximum total return.	Voya International High Dividend Low Volatility Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.99%	-0.94%	3.94%	3.13%

A-2

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.	Voya International Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class ADV 0.95%	7.28%	6.78%	4.81%
Seeks long-term capital growth.	Voya Large Cap Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class ADV 1.27%	30.11%	17.51%	15.36%
Seeks long-term growth of capital and current income.	Voya Large Cap Value Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.89%	5.97%	9.36%	9.71%
Seeks long-term capital appreciation.	Voya MidCap Opportunities Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.91%	40.76%	17.49%	13.75%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a conservative level of risk relative to the other Voya Retirement Portfolios.	Voya Retirement Conservative Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class ADV 0.85%	10.33%	6.58%	5.52%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Growth Portfolio.	Voya Retirement Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class ADV 1.01%	13.64%	9.86%	8.14%

A-3

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Portfolio but less than that of Voya Retirement Growth Portfolio.	Voya Retirement Moderate Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class ADV 0.97%	13.15%	9.26%	7.66%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Conservative Portfolio but less than that of Voya Retirement Moderate Growth Portfolio.	Voya Retirement Moderate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class ADV 0.93%	12.17%	8.09%	6.59%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index.	Voya RussellTM Large Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.68%	38.13%	20.81%	17.15%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index.	Voya RussellTM Large Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.61%	21.58%	15.73%	13.95%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index.	Voya RussellTM Large Cap Value Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.60%	1.20%	9.10%	9.85%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index.	Voya RussellTM Mid Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.65%	34.52%	17.86%	14.34%

A-4

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.	Voya RussellTM Mid Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.65%	16.32%	12.68%	11.72%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index.	Voya RussellTM Small Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.70%	19.34%	12.67%	10.76%
Seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.	Voya Small Company Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 1.15%	12.04%	10.29%	10.12%
Seeks to provide capital growth through a diversified asset allocation strategy.	Voya Solution Moderately Aggressive Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 1.13%	13.92%	9.74%	8.27%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg Barclays U.S. Aggregate Bond Index.	Voya U.S. Bond Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.63%	7.05%	3.84%	3.21%
Seeks total return.	Voya U.S. Stock Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.50%	17.87%	14.64%	13.32%
Seeks to maximize real return, consistent with preservation of real capital and prudent investment management.	VY® BlackRock Inflation Protected Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: BlackRock Financial Management, Inc.	Class S 0.87%	10.95%	4.50%	3.07%

A-5

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks total return consisting of long-term capital appreciation and current income.	VY® Invesco Equity and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Class S2 1.02%	9.76%	8.49%	8.17%
Seeks long-term growth of capital and income.	VY® Invesco Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Class S 0.89%	2.90%	8.66%	9.28%
Seeks capital appreciation.	VY® Invesco Global Portfolio (formerly, VY® Invesco Oppenheimer Global Portfolio) Investment Adviser: Voya Investments, LLC Subadviser: OppenheimerFunds, Inc.	Class S 1.05%	27.43%	14.57%	11.43%
Seeks capital appreciation.	VY® JPMorgan Emerging Markets Equity Portfolio Investment Adviser: Voya Investments, LLC Subadviser: J. P. Morgan Investment Management Inc.	Class S 1.50%	33.23%	18.77%	6.30%
A non-diversified Portfolio that seeks long-term capital appreciation	VY® Morgan Stanley Global Franchise Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Morgan Stanley Investment Management Inc.	Class S 1.19%	13.28%	13.80%	12.30%
Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk	VY® T. Rowe Price Capital Appreciation Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Class S 0.89%	17.97%	12.89%	11.03%
Seeks long-term growth of capital.	VY® T. Rowe Price International Stock Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Class S 1.01%	10.33%	6.67%	14.49%

A-6

Closed Funds

Subaccounts that invest in the following Funds are closed to new premiums and transfers of Contract Value.  Contract Owners who have value in any of the closed Funds may leave their Contract Value allocated to the Subaccounts that invest in these Funds.
INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Columbia Variable Portfolio – Small Cap Value Fund Investment Adviser: Columbia Management Investment Advisers, LLC	Class 2 1.13%	8.59%	10.22%	8.66%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index.	ProFund VP Bull Investment Adviser: ProFund Advisors LLC	1.68%	16.03%	12.93%	11.66%
Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index®.	ProFund VP Europe 30 Investment Adviser: ProFund Advisors LLC	1.68%	-923%	3.45%	2.23%
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the movement of the most recently issued 30-year U.S. Treasury Bond for a single day, not for any other period.	ProFund VP Rising Rates Opportunity Investment Adviser: ProFund Advisors LLC	1.68%	-26.70%	-12.03%	-13.12%
Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.87%	16.93%	13.49%	11.84%
Seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.	Voya Index Plus LargeCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.80%	15.62%	13.78%	12.63%

A-7

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks to outperform the total return performance of the S&P MidCap 400® Index while maintaining a market level of risk.	Voya Index Plus MidCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.85%	7.98%	9.32%	10.02%
Seeks to outperform the total return performance of the S&P SmallCap 600® Index while maintaining a market level of risk.	Voya Index Plus SmallCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co.	Class S 0.85%	5.11%	9.22%	9.57%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.	Voya International Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.71%	7.62%	7.03%	5.06%
Seeks long-term capital growth.	Voya Large Cap Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co.	Class S 0.92%	30.59%	17.92%	15.74%
Seeks highest current income consistent with low risk to principal and liquidity and secondarily, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.	Voya Limited Maturity Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.53%	3.19%	2.15%	1.53%
Seeks long-term capital appreciation.	Voya SmallCap Opportunities Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co.	Class S 1.10%	26.06%	12.18%	11.49%
Seeks high total return consisting of capital appreciation and current income.	VY® Clarion Global Real Estate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: CBRE Clarion Securities LLC	Class S 1.12%	-5.04%	3.68%	5.17%

A-8

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks total return including capital appreciation and current income.	VY® Clarion Real Estate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: CBRE Clarion Securities LLC	Class S 0.93%	-6.53%	3.93%	7.67%
Seeks long-term growth of capital.	VY® Columbia Small Cap Value II Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Columbia Management Investment Advisers, LLC	Class S 1.17%	9.54%	8.24%	8.87%
Seeks total return consisting of long-term capital appreciation and current income.	VY® Invesco Equity and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Class S 0.89%	9.88%	8.63%	8.31%
Seeks growth from capital appreciation.	VY® JPMorgan Mid Cap Value Portfolio Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc	Class S 1.13%	0.28%	7.71%	10.02%

Accepted Funds and Fixed Allocation Funds for Living Benefit Riders

Accepted Funds. Currently, the Accepted Funds are:
BlackRock Global Allocation V.I. Fund	Voya Retirement Moderate Portfolio
Voya Global Perspectives® Portfolio	Voya Retirement Moderate Growth Portfolio
Voya Government Liquid Assets Portfolio	VY® Invesco Equity and Income Portfolio
Voya Retirement Conservative Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio
Voya Retirement Growth Portfolio	Fixed Interest Allocation

For MGIB, LifePay, Joint LifePay, LifePay Plus and Joint LifePay Plus riders purchased before January 12, 2009; the following are additional Accepted Funds:
Voya Global Equity Portfolio	Voya Solution Moderately Aggressive Portfolio

Fixed Allocation Funds. Currently, the Fixed Allocation Funds are:
Voya Intermediate Bond Portfolio	VY® BlackRock Inflation Protected Bond Portfolio
Voya U.S. Bond Index Portfolio

See “LIVING BENEFIT RIDERS” in the prospectus for more information.

A-9

APPENDIX B – FIXED ACCOUNT II

Fixed Account II (“Fixed Account”) is an optional Fixed Interest Option offered during the accumulation phase of your variable annuity Contract.  The Fixed Account, which is a segregated asset account within the Company’s general account, provides a means for you to invest on a tax-deferred basis and earn a guaranteed interest for guaranteed interest periods (Fixed Interest Option(s)).  We will credit your Fixed Interest Option(s) with a fixed rate of interest.  We currently offer Fixed Interest Options with guaranteed interest periods that may vary by maturity, state of issue, and rate.  In addition, we may offer dollar cost averaging Fixed Interest Options, which are six-month and one-year Fixed Interest Options available exclusively in connection with our dollar cost averaging program.  We may offer additional guaranteed interest periods in some or all states, may not offer all guaranteed interest periods on all Contracts or in all states and the rates for a given guaranteed interest period may vary among Contracts.  We set the interest rates periodically.  We may credit a different interest rate for each guaranteed interest period.  The interest you earn in the Fixed Account as well as your principal is guaranteed by the Company, as long as you do not take your money out before the maturity date for the applicable guaranteed interest period.  If you take your money out from a Fixed Interest Option more than 30 days before the applicable maturity date, we will apply a Market Value Adjustment.  A Market Value Adjustment could increase or decrease your Contract Value and/or the amount you take out.  A surrender charge may also apply to withdrawals from your Contract.

For Contracts sold in some states, not all Fixed Interest Options are available.  You have a right to return your Contract for a refund as described in the Contract prospectus.

The Fixed Account

You may allocate premium payments and transfer your Contract Value to the guaranteed interest periods of the Fixed Account during the accumulation period as described in the Contract prospectus.  Every time you allocate money to the Fixed Account, we set up a Fixed Interest Option for the guaranteed interest period you select.  We will credit your Fixed Interest Option with a guaranteed interest rate for the guaranteed interest period you select, so long as you do not withdraw money from that Fixed Interest Option before the end of the guaranteed interest period.  Each guaranteed interest period ends on its maturity date which is the last day of the month in which the guaranteed interest period is scheduled to expire.

Your Contract Value in the Fixed Account is the sum of your Fixed Interest Options and the interest credited as adjusted for any withdrawals, transfers, or other charges we may impose, including any Market Value Adjustment.  Your Fixed Interest Option will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of Contract Value.  We will credit interest daily at a rate that yields the quoted guaranteed interest rate.

If you surrender, withdraw, transfer, or annuitize your investment in a Fixed Interest Option more than 30 days before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the transaction.  A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer, or annuitize, depending on current interest rates at the time of the transaction.

Guaranteed Interest Rates

Each Fixed Interest Option will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date.  We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods.  We determine guaranteed interest rates at our sole discretion.  We cannot predict the level of future interest rates.

Transfers from a Fixed Interest Option

You may transfer your Contract Value in a Fixed Interest Option to one or more new Fixed Interest Options with new guaranteed interest periods or to any of the Subaccounts of the Separate Account as described in the Contract prospectus on the maturity date of a guaranteed interest period.  The minimum amount that you can transfer to or from any Fixed Interest Option is $100.  Transfers from a Fixed Interest Option may be subject to a Market Value Adjustment.  If you have a special Fixed Interest Option that was offered exclusively with our dollar cost averaging program, canceling dollar cost averaging will cause a transfer of the entire Contract Value in such Fixed Interest Option to the Voya Government Liquid Assets Portfolio, and such a transfer will be subject to a Market Value Adjustment.

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Please be aware that the benefit we pay under certain optional benefit riders will be adjusted by any transfers you make to and from the Fixed Interest Options during specified periods while the rider is in effect.

Withdrawals from a Fixed Interest Option

During the accumulation phase, you may withdraw a portion of your Contract Value in any Fixed Interest Option.  You may make systematic withdrawals of only the interest earned during the prior month, quarter, or year, depending on the frequency chosen, from a Fixed Interest Option under our systematic withdrawal option.  A withdrawal from a Fixed Interest Option may be subject to a Market Value Adjustment and a Contract surrender charge.  Be aware that withdrawals may have federal income tax consequences, including a 10% penalty tax, as well as state income tax consequences.

Please be aware that the benefit we pay under any of the optional benefit riders will be reduced by any withdrawals you made from the Fixed Interest Options during the period while the rider is in effect.

Market Value Adjustment

A Market Value Adjustment may decrease, increase, or have no effect on your Contract Value.  We will apply a Market Value Adjustment:
•
Whenever you withdraw or transfer money from a Fixed Interest Option (unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program); and

•	If on the Annuity Start Date a guaranteed interest period for any Fixed Interest Option does not end on or within 30 days of the Annuity Start Date.

A Market Value Adjustment may be positive, negative or result in no change.  In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your Contract Value.  On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your Contract Value.  In the event of a full surrender, transfer, or annuitization from a Fixed Interest Option, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred, or annuitized.  In the event of a partial withdrawal, transfer or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred, or annuitized (hereinafter referred to as a “Withdrawal”) in order to provide the amount requested.

Effective February 13, 2018 (the “Effective Date”), your Contract was endorsed or otherwise amended to limit any negative Market Value Adjustment that we may apply to a Withdrawal from the Fixed Account.  More specifically, on and after the Effective Date, we will limit future negative Market Value Adjustments that we may apply to any Withdrawals from the Fixed Account so that any such Market Value Adjustments will not cause your applicable Fixed Account value to be less than the following “Floor Guarantee”:
•
100% of premiums or other amounts allocated to the Fixed Account, accumulated while so allocated with interest at an effective annual rate equal to the greater of (i) any guaranteed minimum interest rate (“GMIR”) applicable to the Fixed Account and (ii) 1.5%; minus

•	The amount of any Withdrawals from the Fixed Account (before applying any positive or negative Market Value Adjustments); minus
•	Any applicable surrender charges.

If your Fixed Account value after application of any Market Value Adjustment or upon any Withdrawal not subject to a Market Value Adjustment is less than the Floor Guarantee, then we will reset your applicable Fixed Account value to equal the amount of your Floor Guarantee.

In applying any Market Value Adjustment, each Fixed Interest Option will be considered separately, meaning that amounts allocated to the Fixed Account at different points in time, and earning different rates of interest for different guaranteed interest periods, will be considered separately.  The Floor Guarantee has no impact on any positive Market Value Adjustments that may apply to a Withdrawal from a Fixed Interest Option.

Additionally, on the Effective Date the GMIR for the Fixed Account is increased to 1.5% if prior to the Effective Date the applicable GMIR was less than 1.5%.  As a result of the above-referenced endorsement or amendment to the Contract, on and after the Effective Date interests in the Fixed Account are no longer securities registered under the Securities Act of 1933.

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Contract Value in the Fixed Interest Options

On the Contract Date, the Contract Value in any Fixed Interest Option in which you are invested is equal to the portion of the initial premium paid and designated for allocation to the Fixed Interest Option.  On each business day after the Contract Date, we calculate the amount of Contract Value in each Fixed Interest Option as follows:
(1)	We take the Contract Value in the Fixed Interest Option at the end of the preceding business day;
(2)	We credit a daily rate of interest on (1) at the guaranteed rate since the preceding business day;
(3)	We add (1) and (2);
(4)	We subtract from (3) any transfers from that Fixed Interest Option; and
(5)	We subtract from (4) any withdrawals, and then subtract any Contract fees (including any rider charges) and premium taxes.

Additional premium payments and transfers allocated to the Fixed Account will be placed in a new Fixed Interest Option.  The Contract Value on the date of allocation will be the amount allocated.  Several examples which illustrate how the Market Value Adjustment works, including the Floor Guarantee, are included below at the end of this Appendix.

Cash Surrender Value

The Cash Surrender Value is the amount you receive when you surrender the Contract.  The Cash Surrender Value of amounts allocated to the Fixed Account will fluctuate daily based on the interest credited to Fixed Interest Options, any Market Value Adjustment and any surrender charge.  We guarantee the Cash Surrender Value of amounts allocated to the Fixed Account will never be less than the Floor Guarantee.  On any date during the accumulation phase, we calculate the Cash Surrender Value as follows: we start with your Contract Value, then we adjust for any Market Value Adjustment, and then we deduct any surrender charge, any charge for premium taxes, the annual Contract administrative fee (unless waived), any optional benefit rider charge, and any other charges incurred but not yet deducted.

Dollar Cost Averaging from Fixed Interest Options

You may elect to participate in our dollar cost averaging program from a Fixed Account Interest Option with a guaranteed interest period of one year or less.  The Fixed Interest Options serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other Fixed Interest Options or Fund Subaccounts selected by you.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment.  Since we transfer the same dollar amount to Subaccounts each month, more units of a Subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high.  Therefore, a lower than average value per unit may be achieved over the long term.  However, we cannot guarantee this.  When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels.  You should consider your tolerance for investing through periods of fluctuating price levels.

You elect the dollar amount you want transferred under this program.  Each monthly transfer must be at least $100.  You may change the transfer amount once each Contract Year.

Transfers from a Fixed Interest Option under the dollar cost averaging program are not subject to a Market Value Adjustment.

We may in the future offer additional Fixed Interest Options to the dollar cost averaging program or withdraw any Fixed Interest Option from the dollar cost averaging program, or otherwise modify, suspend or terminate this program.  Such change will not affect any dollar cost averaging programs in operation at the time.

Suspension of Payments

We have the right to delay payment of amounts from a Fixed Interest Option for up to six months.

Market Value Adjustment Examples with Application of the Floor Guarantee

The following examples show the application of the Floor Guarantee in relation to any negative MVA on Withdrawals from the Fixed Account.

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Assumptions used for Examples #1 and #2:
•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;
•	On the Maturity Date, the full amount invested in the Fixed Account is renewed into another 10 year guaranteed interest period;
•	A Withdrawal request is made on March 30, 2018, when the Fixed Account value is $350,000;
•	No prior Withdrawals affecting the Fixed Account have been taken;
•	A 3% GMIR applies to the Fixed Account under the Contract;
•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and
•	Any applicable surrender charges are not applied.

Example #1: Full Withdrawal with a negative MVA limited by the Floor Guarantee

Step 1: Calculate the Fixed Account value after the MVA (without the Floor Guarantee).

In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.

Step 2: Calculate the Floor Guarantee.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%).  The Floor Guarantee on the date of the Withdrawal as a result of this calculation equals $339,330.

Step 3: Compare the result from Step 1 (the Fixed Account value after the MVA) to the result from Step 2 (the Floor Guarantee).

The amount paid will be the greater of:
•	The calculated Fixed Account value after application of the MVA; and
•	The Floor Guarantee.

Consequently, in this example the amount paid as a result of the full Withdrawal request is the Floor Guarantee amount of $339,330.  The Floor Guarantee limits the amount of the MVA actually assessed, which is effectively -3.05% (the “Effective MVA”) instead of the normal -10%.

The Effective MVA may limit the MVA calculated under the Contract to ensure that upon full Withdrawal the net proceeds do not fall below the Floor Guarantee.  The Effective MVA is calculated as follows [Floor Guarantee ÷ Fixed Account value]-1.  Therefore, in this example the Effective MVA calculation is [$339,330 ÷ $350,000] – 1 = -3.05%.

Example #2: $100,000 Partial Withdrawal with a negative MVA limited by the Floor Guarantee

Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken (see Example #1).

In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%).  As a result of this calculation, the Floor Guarantee on the date of the Withdrawal equals $339,330.

Because the Floor Guarantee ($339,330) exceeds the Fixed Account value after application of the negative MVA, but does not exceed the total Fixed Account value immediately prior to the Withdrawal, the Fixed Account value ($350,000) is adjusted to equal the amount of the Floor Guarantee.  In this example, the Fixed Account value is reduced by -3.05%, which is the Effective MVA actually assessed instead of the normal -10%.

Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.

A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested plus the amount needed to cover the Effective MVA of -3.05%.  The total amount withdrawn is calculated as we normally do, except that the Effective MVA percentage is used: [Withdrawal amount requested] ÷ [1 + (Effective MVA%)].  Therefore, in this example the total amount withdrawn is: [$100,000] ÷ [1 + (-3.05%)] = $103,145.

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Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.
In this example, the Fixed Account value ($350,000) after the $100,000 partial Withdrawal and application of the -3.05% Effective MVA (-$3,145) equals $246,855.

Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%).  The Floor Guarantee immediately prior to the Withdrawal as a result of this calculation equals $339,330.  This amount is reduced by the $100,000 partial Withdrawal (without taking into account the negative Effective MVA), and the Floor Guarantee after the partial Withdrawal equals $239,330.

Assumptions used for Example #3:
•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;
•	On the Maturity Date, a partial Withdrawal of $90,000 is taken;
•	The full amount invested in the Fixed Account less the aforementioned $90,000 Withdrawal is renewed into another 10 year guaranteed interest period;
•	A $100,000 partial Withdrawal request is made on March 30, 2018, when the Fixed Account value is $150,000;
•	A 0% GMIR applies to the Fixed Account under the Contract;
•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and
•	Any applicable surrender charges are not applied.

Example #3: Partial Withdrawal with a negative MVA limited by the Floor Guarantee

Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken.

In this example, the Fixed Account value on the date of the second Withdrawal ($150,000) after application of the -10% MVA (-$15,000) equals $135,000.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 1.5% interest annually (because the GMIR under the Contract is less than 1.5%).  On May 15, 2010, the Floor Guarantee is equal to $232,127.  On this date, $90,000 is withdrawn and the new Floor Guarantee is $142,127, which will continue to accrue 1.5% interest annually.  As a result of this calculation, the Floor Guarantee on the date of the second Withdrawal equals $159,818.

Because the Floor Guarantee ($159,818) exceeds the Fixed Account value after application of the negative MVA and also exceeds the Fixed Account value immediately prior to the Withdrawal, the Fixed Account value is reset to equal the amount of the Floor Guarantee (here, $159,818).  Because the Floor Guarantee and Fixed Account value are equal, the Effective MVA actually assessed is 0% instead of the normal -10%.

Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.

A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested ($100,000).  No negative MVA is assessed because the Effective MVA is 0%.

Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.

In this example, the Fixed Account value ($159,818) after the $100,000 partial Withdrawal equals $59,818.

Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.

Based on the calculation above, the Floor Guarantee immediately prior to the Withdrawal equals $159,818.  When this amount is reduced by the $100,000 partial Withdrawal, the Floor Guarantee is the same as the Fixed Account value after the partial Withdrawal and application of the 0% Effective MVA, $59,818.

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APPENDIX C – Fixed Interest Division
A Fixed Interest Division option is available through the group and individual deferred variable annuity contracts offered by the Company. The Fixed Interest Division is part of the VIAC General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940.
Interests in the Fixed Interest Division are offered in certain states through an Offering Brochure. The Fixed Interest Division is different from the Fixed Account, which is described in Appendix B and which may not be available in your state. If you are unsure whether the Fixed Account is available in your state, please contact Customer Service at 1-800-366-0066. When reading through the Prospectus, the Fixed Interest Division should be counted among the various investment options available for the allocation of your premiums, in lieu of the Fixed Account. The Fixed Interest Division may not be available in some states. Some restrictions may apply.
You will find more complete information relating to the Fixed Interest Division in the Offering Brochure. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division.

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APPENDIX D - SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE

The following assumptions are used in this example:
•	You made an initial premium payment of $30,000;
•	You made additional premium payments of $10,000 in each of the second and third Contract Years (for total premium payments under the Contract of $50,000);
•	An additional credit of $1,200 is added to the initial premium and an additional credit of $400 is added to each additional premium payment, for total credits paid of $2,000; and
•	You make a withdrawal at the beginning of the fifth Contract Year of 15% of the $56,000 Contract Value.

In this example, $5,600 ($56,000 x .10) is the maximum Free Withdrawal Amount that you may withdraw at the beginning of the fifth Contract Year without a surrender charge.  The total withdrawal would be $8,400 ($56,000 x .15).

Therefore, $2,800 ($8,400 – $5,600) is considered an excess withdrawal of a part of the initial premium payment of $30,000 and would be subject to a 7% surrender charge of $196 ($2,800 x .07). This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

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APPENDIX E- SPECIAL FUNDS AND EXCLUDED FUNDS EXAMPLES

Example #1: The following tables are intended to demonstrate the impact on your 7% Solution Minimum Guaranteed Death Benefit Element (7% MGDB) of allocating your Contract Value between Covered Funds and Special Funds, assuming a $1,000 of Contract Value.

7% MGDB if 100% allocated to Covered Funds and 0% allocated to Special Funds
End of Year	Covered Funds	Special Funds	7% MGDB
0	1,000	0	1,000
1	1,070	0	1,070
2	1,145	0	1,145
3	1,225	0	1,225
4	1,311	0	1,311
5	1,403	0	1,403
6	1,501	0	1,501
7	1,606	0	1,606
8	1,718	0	1,718
9	1,838	0	1,838
10	1,967	0	1,967

7% MGDB if 50% allocated to Covered Funds and 50% allocated to Special Funds
End of Year	Covered Funds	Special Funds	7% MGDB
0	500	500	1,000
1	535	500	1,035
2	572	500	1,072
3	613	500	1,113
4	655	500	1,155
5	701	500	1,201
6	750	500	1,250
7	803	500	1,303
8	859	500	1,359
9	919	500	1,419
10	984	500	1,484

7% MGDB if 0% allocated to Covered Funds and 100% allocated to Special Funds
End of Year	Covered Funds	Special Funds	7% MGDB
0	0	1,000	1,000
1	0	1,000	1,000
2	0	1,000	1,000
3	0	1,000	1,000
4	0	1,000	1,000
5	0	1,000	1,000
6	0	1,000	1,000
7	0	1,000	1,000
8	0	1,000	1,000
9	0	1,000	1,000
10	0	1,000	1,000

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7% MGDB if allocation transferred to Special Funds at the beginning of year 6
End of Year	Covered Funds	Special Funds	7% MGDB
0	1,000	—	1,000
1	1,070	—	1,070
2	1,145	—	1,145
3	1,225	—	1,225
4	1,311	—	1,311
5	1,403	—	1,403
6	—	1,403	1,403
7	—	1,403	1,403
8	—	1,403	1,403
9	—	1,403	1,403
10	—	1,403	1,403
7% MGDB if allocation transferred to Covered Funds at the beginning of year 6
End of Year	Covered Funds	Special Funds	7% MGDB
0	—	1,000	1,000
1	—	1,000	1,000
2	—	1,000	1,000
3	—	1,000	1,000
4	—	1,000	1,000
5	—	1,000	1,000
6	1,070	—	1,070
7	1,145	—	1,145
8	1,225	—	1,225
9	1,311	—	1,311
10	1,403	—	1,403

Example #2: The following tables are intended to demonstrate the impact on your 7% Solution MGDB of allocating your Contract Value between Covered Funds and Excluded Funds (assuming an initial $1,000 allocation and market fluctuations thereafter).

7% MGDB if 50% allocated to Covered Funds and 50% allocated to Excluded Funds
End of Year	Covered Funds		Excluded Funds		Totals		Death Benefit
	7% MGDB	Contract Value	7% MGDB	Contract Value	7% MGDB	Contract Value
0	500	500	500	500	1,000	1,000	1,000
1	535	510	535	510	1,045	1,020	1,045
2	572	490	572	490	1,062	980	1,062
3	613	520	613	520	1,133	1,040	1,133
4	655	550	655	550	1,205	1,100	1,205
5	701	450	701	450	1,151	900	1,151
6	750	525	750	525	1,275	1,050	1,275
7	803	600	803	600	1,403	1,200	1,403
8	859	750	859	750	1,609	1,500	1,609
9	919	500	919	500	1,419	1,000	1,419
10	984	300	984	300	1,284	600	1,284

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7% MGDB if 100% is allocated to Covered Funds and 0% allocated to Excluded Funds				7% MGDB if 0% is allocated to Covered Funds and 100% allocated to Excluded Funds
End of Year	7% MGDB	Contract Value	Death Benefit	End of Year	7% MGDB	Contract Value	Death Benefit
0	1,000	1,000	1,000	0	1,000	1,000	1,000
1	1,070	1,020	1,070	1	1,070	1,020	1,020
2	1,145	980	1,145	2	1,145	980	980
3	1,225	1,040	1,225	3	1,225	1,040	1,040
4	1,311	1,100	1,311	4	1,311	1,100	1,100
5	1,403	900	1,403	5	1,403	900	900
6	1,501	1,050	1,501	6	1,501	1,050	1,050
7	1,606	1,200	1,606	7	1,606	1,200	1,200
8	1,718	1,500	1,718	8	1,718	1,500	1,500
9	1,838	1,000	1,838	9	1,838	1,000	1,000
10	1,967	600	1,967	10	1,967	600	600
	Important Note:

Values shown are hypothetical illustrative values and not a projection.  “7% MGDB” for amounts allocated to Excluded Funds is not payable as a benefit.  The Death Benefit for amounts allocated to Excluded Funds equals Contract Value.

7% MGDB if allocation transferred from Covered Funds to Excluded Funds at the beginning of year 6
End of Year	Covered Funds		Excluded Funds		Totals		Death Benefit
	7% MGDB	Contract Value	7% MGDB	Contract Value	7% MGDB	Contract Value
0	1,000	1,000	—	—	1,000	1,000	1,000
1	1,070	1,020	—	—	1,070	1,020	1,070
2	1,145	980	—	—	1,145	980	1,145
3	1,225	1,040	—	—	1,225	1,040	1,225
4	1,311	1,100	—	—	1,311	1,100	1,311
5	1,403	900	—	—	1,403	900	1,403
6	—	—	1,501	1,050	1,050	1,050	1,050
7	—	—	1,606	1,200	1,200	1,200	1,200
8	—	—	1,718	1,500	1,500	1,500	1,500
9	—	—	1,838	1,000	1,000	1,000	1,000
10	—	—	1,967	600	600	600	600

Important Note:

7% MGDB transferred to Excluded Funds equals the 7% MGDB in Covered Funds (or proportional portion thereof for partial transfer).  Transfers from Special Funds to Excluded Funds work the same as Covered to Excluded (except 7% MGDB in Special Funds does not accumulate).

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7% MGDB if allocation transferred from Excluded Funds to Covered Funds at the beginning of year 6
End of Year	Covered Funds		Excluded Funds		Totals		Death Benefit
	7% MGDB	Contract Value	7% MGDB	Contract Value	7% MGDB	Contract Value
0	—	—	1,000	1,000	1,000	1,000	1,000
1	—	—	1,070	1,020	1,020	1,020	1,020
2	—	—	1,145	980	980	980	980
3	—	—	1,225	1,040	1,040	1,040	1,040
4	—	—	1,311	1,100	1,100	1,100	1,100
5	—	—	1,403	900	900	900	900
6	963	1,050	—	—	963	1,050	1,050
7	1,030	1,200	—	—	1,030	1,200	1,200
8	1,103	1,500	—	—	1,103	1,500	1,500
9	1,180	1,000	—	—	1,180	1,000	1,180
10	1,262	600	—	—	1,262	600	1,262
	Important Note:

7% MGDB transferred to Covered Funds is the lesser of 7% MGDB in Excluded Funds (or portion thereof for partial transfer) and Contract Value transferred to Covered Funds.  Transfers from Excluded Funds to Special Funds work the same as transfers from Excluded Funds to Covered Funds (except 7% MGDB in Special Funds does not accumulate).

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APPENDIX F - EXAMPLES OF MINIMUM GUARANTEED INCOME BENEFIT CALCULATION

Example 1
Age		Contract without MGIB Rider	Contract with MGIB Rider after May 1, 2009	Contract with MGIB Rider between January 12, 2009, and May 1, 2009	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000	$100,000
	Accumulation Rate	0.00%	0.00%	0.00%	0.00%
	Rider Charge	0.00%	0.75%	0.75%	0.75%
65	Contract Value	$100,000	$89,746	$89,188	$89,188
	Contract Annuity Factor	4.69	4.69	4.69	4.69
	Monthly Income	$469.00	$420.91	$418.29	$418.29
	MGIB Rollup	n/a	$179,085	$196,715	$196,715
	MGIB Ratchet	n/a	$100,000	$100,000	$100,000
	MGIB Annuity Factor	n/a	4.17	4.17	4.43
	MGIB Income	n/a	$746.78	$820.30	$871.45
	Income	$469.00	$746.78	$820.30	$871.45

Example 2
Age		Contract without MGIB Rider	Contract with MGIB Rider after May 1, 2009	Contract with MGIB Rider between January 12, 2009, and May 1, 2009	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000	$100,000
	Accumulation Rate	3.00%	3.00%	3.00%	3.00%
	Rider Charge	0.00%	0.75%	0.75%	0.75%
65	Contract Value	$134,392	$122,674	$122,065	$122,065
	Contract Annuity Factor	4.69	4.69	4.69	4.69
	Monthly Income	$630.30	$575.34	$572.48	$572.48
	MGIB Rollup	n/a	$179,085	$196,715	$196,715
	MGIB Ratchet	n/a	$122,674	$122,065	$122,065
	MGIB Annuity Factor	n/a	4.17	4.17	4.43
	MGIB Income	n/a	$746.78	$820.30	$871.45
	Income	$630.30	$746.78	$820.30	$871.45

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Example 3
Age		Contract without MGIB Rider	Contract with MGIB Rider after May 1, 2009	Contract with MGIB Rider between January 12, 2009, and May 1, 2009	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000	$100,000
	Accumulation Rate	8.00%	8.00%	8.00%	8.00%
	Rider Charge	0.00%	0.75%	0.75%	0.75%
65	Contract Value	$215,892	$200,815	$200,449	$200,448
	Contract Annuity Factor	4.69	4.69	4.69	4.69
	Monthly Income	$1,012.54	$941.82	$940.11	$940.10
	MGIB Rollup	n/a	$179,085	$196,715	$196,715
	MGIB Ratchet	n/a	$200,815	$200,449	$200,448
	MGIB Annuity Factor	n/a	4.17	4.17	4.43
	MGIB Income	n/a	$837.40	$835.87	$887.98
	Income	$1,012.54	$941.82	$940.11	$940.10

Example 4
Age		Contract without MGIB Rider	Contract with MGIB Rider after May 1, 2009	Contract with MGIB Rider between January 12, 2009, and May 1, 2009	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000	$100,000
	Accumulation Rate	9.78%	9.78%	9.78%	9.78%
	Rider Charge	0.00%	0.75%	0.75%	0.75%
65	Contract Value	$254,233	$236,719	$236,665	$236,238
	Contract Annuity Factor	4.69	4.69	4.69	4.69
	Monthly Income	$1,192.35	$1,110.21	$1,109.96	$1,107.96
	MGIB Rollup	n/a	$179,085	$196,715	$196,715
	MGIB Ratchet	n/a	$236,719	$236,665	$236,238
	MGIB Annuity Factor	n/a	4.17	4.17	4.43
	MGIB Income	n/a	$987.12	$986.89	$1,046.53
	Income	$1,192.35	$1,110.21	$1,109.96	$1,107.96

The Accumulation Rates shown under “Contract” are hypothetical and intended to illustrate various market conditions.  These rates are assumed to be net of all fees and charges except the rider charge.  Fees and charges are not assessed against the MGIB Rollup Rate.

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APPENDIX G - LIFEPAY PLUS AND JOINT LIFEPAY PLUS PARTIAL WITHDRAWAL AMOUNT EXAMPLES

Adjustment to the Maximum Annual Withdrawal amount for a withdrawal before the Lifetime Withdrawal Phase has begun.

Example 1: Adjustment to the LifePay Plus Base for a withdrawal taken prior to the Lifetime Withdrawal Phase.

Assume the Annuitant is age 55 and the first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges.  Because the LifePay Plus Rider is not yet eligible to enter the Lifetime Withdrawal Phase, there is no Maximum Annual Withdrawal and the entire withdrawal is considered excess.

If the LifePay Plus Base and Contract Value before the withdrawal are $100,000 and $90,000, respectively, then the LifePay Plus Base will reduce by 3.33% ($3,000 / $90,000) to $96,667 ((1 - 3.33%) * $100,000).

Any additional withdrawals taken prior to the Annuitant reaching age 59½ will also result in an immediate proportional reduction to the LifePay Plus Base.

Adjustments to the Maximum Annual Withdrawal amount for withdrawals in excess of the Maximum Annual Withdrawal:

Example 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges.  Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal.  However, because only $4,500 in gross withdrawals was taken during the Contract Year prior to this withdrawal, $500 of the $1,500 gross withdrawal is not considered excess.

Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.

If the Contract Value before this withdrawal is $50,000, and the Contract Value is $49,500 after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).

Example 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.

Assume the Maximum Annual Withdrawal is $5,000.  The Required Minimum Distribution for the current calendar year applicable to this Contract is determined to be $6,000.  The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges.  The Maximum Annual Withdrawal is not exceeded.

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The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges.  Total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted.  The amount by which total net withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made.  If total net withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.

Example 4: The Additional Withdrawal Amount at the end of the calendar year before it is withdrawn.

Assume the most recent Contract Date was July 1, 2007, and the Maximum Annual Withdrawal is $5,000.  Also assume RMDs, applicable to this Contract, are $6,000 and $5,000 for 2008 and 2009 calendar years respectively.

Between July 1, 2007, and December 31, 2007, a withdrawal of $5,000 is taken which exhausts the Maximum Annual Withdrawal.

On January 1, 2008, the Additional Withdrawal Amount is set equal to the excess of the 2008 RMD above the existing Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).  Note that while the Maximum Annual Withdrawal has been exhausted, it is still used to calculate the Additional Withdrawal Amount.

The owner now has until December 31, 2009, to take the newly calculated Additional Withdrawal Amount of $1,000.  The owner decides not to take the Additional Withdrawal Amount of $1,000 in 2008.

On January 1, 2009, the Additional Withdrawal Amount is set equal to the excess of the 2009 RMD above the existing Maximum Annual Withdrawal, $0 ($5,000 - $5,000).  Note that the Additional Withdrawal Amount of $1,000 from the 2008 calendar year carries over into the 2009 calendar year and is available for withdrawal.

Example 5: A withdrawal exceeds the Maximum Annual Withdrawal amount and the Additional Withdrawal Amount.

Assume the Maximum Annual Withdrawal is $5,000.  The Required Minimum Distribution for the current calendar year applicable to this Contract is determined to be $6,000.  The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $3,500 net, with $0 of surrender charges.  Total net withdrawals taken, $8,000, exceed the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, $6,000, and there is an adjustment to the Maximum Annual Withdrawal.

Total gross withdrawals during the Contract Year are $8,000 ($3,000 + $1,500 + $3,500).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount ($8,000 - $6,000 = $2,000), and the amount of the current gross withdrawal ($3,500).

If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 4.12% ($2,000 / ($50,000 - $1,500)) to $4,794 ((1 - 4.12%) * $5,000).

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Example 6: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges.  Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal.  However, because only $4,500 in gross withdrawals was taken during the Contract Year prior to this withdrawal, $500 of the $1,500 gross withdrawal is not considered excess.

Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.

If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).

Another withdrawal is taken during that same Contract Year in the amount of $400 net, with $100 of surrender charges.  Total gross withdrawals during the Contract Year are $6,500 ($3,000 + $1,500 + $1,500 + $500).  The adjustment to the MAW is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,500, and the amount of the current gross withdrawal, $500.

If the Contract Value before this withdrawal is $48,500, then the Maximum Annual Withdrawal is reduced by 1.03% ($500 / $48,500) to $4,849 ((1 – 1.03%) * $4,899).

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APPENDIX H - EXAMPLES OF FIXED ALLOCATION FUNDS AUTOMATIC REBALANCING

The following examples are designed to assist you in understanding how Fixed Allocation Funds Automatic Rebalancing works.  The examples assume that there are no investment earnings or losses.

Additional Premium Payment Example

Assume that on Day 1, an owner deposits an initial payment of $100,000, which is allocated 100% to Accepted Funds.  No Fixed Allocation Funds Automatic Rebalancing would occur because this allocation meets the required investment option allocation.

Next, assume that on Day 2, the owner deposits an additional payment of $500,000, bringing the total Contract Value to $600,000, and allocates this deposit 100% to Other Funds.  Because the percentage allocated to the Fixed Allocation Funds (0%) is less than 30% of the total amount allocated to the Fixed Allocation Funds and the Other Funds, we will automatically reallocate $150,000 from the amount allocated to the Other Funds (30% of the $500,000 allocated to the Other Funds) to the Fixed Allocation Funds.  Your ending allocations will be $100,000 to Accepted Funds, $150,000 to the Fixed Allocation Funds, and $350,000 to Other Funds.
Partial Withdrawal Example

Assume that on Day 1, an owner deposits an initial payment of $100,000, which is allocated 65% to Accepted Funds ($65,000), 30% to the Fixed Allocation Funds ($30,000), and 5% to Other Funds ($5,000).  No Fixed Allocation Funds Automatic Rebalancing would occur because this allocation meets the required investment option allocation.

Next, assume that on Day 2, the owner requests a partial withdrawal of $29,000 from the Fixed Allocation Funds.  Because the remaining amount allocated to the Fixed Allocation Funds ($1,000) is less than 30% of the total amount allocated to the Fixed Allocation Funds and the Other Funds, we will automatically reallocate $800 from the Other Funds to the Fixed Allocation Funds, so that the amount allocated to the Fixed Allocation Funds ($1,800) is 30% of the total amount allocated to the Fixed Allocation Funds and Other Funds ($6,000).

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APPENDIX I- LIFEPAY PLUS MINIMUM GUARANTEED WITHDRAWAL BENEFIT (“LIFEPAY PLUS”) RIDERS

Important Note:
The information immediately below pertains to the form of the LifePay Plus rider available for sale on and after August 20, 2007, through April 28, 2008, in states where approved.

LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider.  The LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of the Annuitant, even if these withdrawals deplete your Contract Value to zero.  Consequently, this rider may help if you are concerned that you may outlive your income.

Eligibility.  The Annuitant must be the owner or one of the owners, unless the owner is a non-natural person.  Joint Annuitants are not allowed.  The maximum issue age was 80.  The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is a non-natural person) on the Contract anniversary on which the rider is effective.  Please note that the LifePay Plus rider was not issued until your Contract Value was allocated in accordance with the investment option restrictions described in “Investment Option Restrictions” below.

Rider Effective Date.  The rider effective date is the date the LifePay Plus rider becomes effective If you purchased the LifePay Plus rider when the Contract was issued, the rider effective date is also the Contract Date.  If the LifePay Plus rider was added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary.  A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.

Charge.  The charge for the LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
2.00%	0.60%

This quarterly charge is a percentage of the LifePay Plus Base.  We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year).  In arrears means the first charge is deducted at the end of the first quarter from the rider effective date.  The charge will be assessed proportionately when the rider is terminated.  Charges will no longer be deducted once your rider enters either the Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status.  Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met.  We reserve the right to change the charge for this rider, subject to the maximum annual charge.

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.

No Cancellation.  Once purchased, the LifePay Plus rider may not be cancelled unless you cancel, surrender, annuitize, or otherwise terminate the Contract.  These events automatically cancel the LifePay Plus rider.

Termination.  The LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase.  This optional rider automatically terminates if:
•	You surrender or otherwise terminate your Contract during the accumulation phase or begin receiving income phase payments in lieu of payments under the LifePay Plus rider;
•
The Contract Owner or the first of joint owners or the Annuitant (when the owner is a non-natural person) dies during the accumulation phase, unless your spouse beneficiary elects to continue the Contract; or

•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death).

Other circumstances that may cause the LifePay Plus rider to terminate automatically are discussed below.

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Guaranteed Withdrawal Status.  This status begins on the date of the first withdrawal, ONLY IF the quarterly Contract anniversary following the Annuitant reaching age 59 ½ has not yet passed.  While the LifePay Plus rider is in Guaranteed Withdrawal Status, withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the LifePay Plus Base dollar-for-dollar.  This status will then continue until the earliest of:
•	Quarterly Contract anniversary following the Annuitant reaching age 59 ½, provided the Contract Owner does not decline the change to Lifetime Guaranteed Withdrawal Status;
•	Reduction of the LifePay Plus Base to zero, at which time the rider will terminate;
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Automatic Periodic Benefit Status” below);
•	The surrender or annuitization of the Contract; or
•	The death of the owner or the first of joint owners or the Annuitant (when the owner is a non-natural person), unless your spouse beneficiary elects to continue the Contract.

Please note that the withdrawals while the LifePay Plus rider is in Guaranteed Withdrawal Status are not guaranteed for the lifetime of the Annuitant.

Lifetime Guaranteed Withdrawal Status.  This status begins on the date of your first withdrawal, provided the quarterly Contract anniversary following the Annuitant’s age 59 ½ has passed.  If your first withdrawal is taken before this date and the Contract is in the Guaranteed Withdrawal Status, then the Lifetime Guaranteed Withdrawal Status will automatically begin on the quarterly Contract anniversary following the Annuitant reaching age 59½.  This status continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status” below);
•	The surrender or annuitization of the Contract; or
•	The death of the owner (first owner in the case of joint owners, Annuitant in the case the owner is a non-natural person), unless your spouse beneficiary elects to continue the Contract.

You will receive prior notice, of not less than 30 days, if you are in the Guaranteed Withdrawal Status and become eligible for the Lifetime Guaranteed Withdrawal Status.  This notice will explain the change, its impact to you and your options.  You may decline this change.  Automatic reset into the Lifetime Guaranteed Withdrawal Status could result in a lower Maximum Annual Withdrawal.  This action, however, will also apply to all future resets (see below) and cannot be reversed.  As described below, certain features of the LifePay Plus rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.

How the LifePay Plus Rider Works.  The LifePay Plus Withdrawal Benefit rider has two phases.  The first phase, called the Growth Phase, begins on rider effective date and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached).  The second phase is called the Withdrawal Phase.  This phase begins as of the date of the first withdrawal or the annuity commencement date, whichever occurs first.

Benefits paid under the LifePay Plus rider require the calculation of the Maximum Annual Withdrawal.  The LifePay Plus Base (called the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the LifePay Plus rider on the Contract Date, the initial LifePay Plus Base is equal to the initial premium (excluding any Premium Credit available with your Contract); or
•
If you purchased the LifePay Plus rider after the Contract Date, the initial LifePay Plus Base is equal to the Contract Value on the rider effective date (excluding any Premium Credits applied during the preceding 36 months).

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During the Growth Phase, the initial LifePay Plus Base is increased dollar-for-dollar by any premiums received, excluding any Premium Credits applied to your Contract during the preceding 36 months (“eligible premiums”).  In addition, on each quarterly Contract anniversary, the LifePay Plus Base is recalculated as the greater of:
•	The current LifePay Plus Base; and
•	The current Contract Value (excluding any Premium Credits applied during the preceding 36 months). This is referred to as a quarterly “ratchet.”

Also, on each of the first ten Contract anniversaries, the LifePay Plus Base is recalculated as the greatest of:
•	The current LifePay Plus Base;
•	The current Contract Value (excluding any Premium Credits applied during the preceding 36 months); and
•
The LifePay Plus Base on the previous Contract anniversary, increased by 7%, plus any eligible premiums (which do not include any Premium Credits applied during the preceding 36 months) and minus any third-party investment advisory fees paid from your Contract during the year.  This is referred to as an annual “step-up.”

Please note that if this rider is added after the Contract Date, then the first opportunity for a step-up will be on the first Contract anniversary following a complete Contract Year after the rider effective date.

The LifePay Plus Base has no additional impact on the calculation of annuity payments or withdrawal benefits.

Currently, any additional premiums received during the Withdrawal Phase are not eligible premiums for purposes of determining the LifePay Plus Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner.  Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal under the benefit reset feature of the LifePay Plus rider (see “LifePay Plus Reset” below).  We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.

Determination of the Maximum Annual Withdrawal.  The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins.  It equals the Maximum Annual Withdrawal percentage multiplied by of the greater of:
•	The Contract Value; and
•	the LifePay Plus Base as of the last day of the Growth Phase.

The first withdrawal after the rider effective date (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, after calculation of the Maximum Annual Withdrawal.  The Maximum Annual Withdrawal percentages, which vary by age of the Annuitant on the date the Withdrawal Phase begins, are as follows:
Percentages	Annuitant’s Age
5%*	0 to 75*
6%	76 to 80
7%	81+
*
If the Withdrawal Phase begins before the quarterly Contract anniversary on or after the Annuitant reaches age 59 ½, withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the LifePay Plus Base dollar-for-dollar under what we refer to as the “Standard Withdrawal Benefit.” Then, on the quarterly Contract anniversary on or after the Annuitant reaches age 59 ½, the LifePay Plus Base will automatically be reset to the current Contract Value (excluding any Premium Credits applied during the preceding 36 months), if greater, and the Maximum Annual Withdrawal will be recalculated.

Once determined, the Maximum Annual Withdrawal percentage never changes for the Contract, except as provided for under spousal continuation.  See “Continuation After Death – Spouse” below.  This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.

If the Contract’s annuity commencement date is reached, while you are in the LifePay Plus rider’s Lifetime Guaranteed Withdrawal Status, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal.

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If withdrawals in any Contract Year exceed the Maximum Annual Withdrawal, then the LifePay Plus Base and the Maximum Annual Withdrawal will be reduced proportionally.  This means that both the LifePay Plus Base and the Maximum Annual Withdrawal will be reduced by the same proportion as the withdrawal in excess of the Maximum Annual Withdrawal (the “excess withdrawal”) is of the Contract Value determined:
•	Before the withdrawal, for the excess withdrawal; and
•	After the withdrawal, for the amount withdrawn up to the Maximum Annual Withdrawal (without regard to the excess withdrawal).

When a withdrawal is made, the total withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal.  To the extent that the withdrawal causes the total withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess.  For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Premium Credit deduction, Market Value Adjustment or surrender charges will not be applied to the withdrawal.  However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, any Premium Credit deduction, surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal.  See Examples 1 and 2 below for examples of this concept.

Required Minimum Distributions.  Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code, that exceed the Maximum Annual Withdrawal for a specific Contract Year, will not be deemed excess withdrawals in that Contract Year for purposes of the LifePay Plus rider, subject to the following rules:
•
If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year;

•	Withdrawals that exceed all available Additional Withdrawal Amounts are excess withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•	The Additional Withdrawal Amount is reset to zero at the end of the second calendar year from which it was originally calculated; and
•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal necessary to satisfy the Required Minimum Distribution for that year (if any).

See Example 3 below.

Investment Advisory Fees.  Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin.  During the Growth Phase such withdrawals reduce the LifePay Plus Base on a dollar-for-dollar basis, and during the Withdrawal Phase these withdrawals are treated as any other withdrawal.

Automatic Periodic Benefit Status.  If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Guaranteed Withdrawal Status, the rider will enter Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal, until the remaining LifePay Plus Base is exhausted.

When the rider enters Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

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During Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal.  These payments will continue until the LifePay Plus Base is reduced to zero, at which time the rider will terminate without value.

The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Automatic Periodic Benefit Status and will continue to be paid annually thereafter.  If, at the time the rider enters Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal.  Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly.  If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or the Contract Year, as applicable.

Lifetime Automatic Periodic Benefit Status.  If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal”  above.

If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Lifetime Guaranteed Withdrawal Status, the rider will enter Lifetime Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.

When the rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal.  These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate.  The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the Annuitant’s death.

The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.  If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal.  Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly.  If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or the Contract Year, as applicable.

LifePay Plus Reset.  Once the Lifetime Guaranteed Withdrawal Status begins and the Maximum Annual Withdrawal has been determined, on each quarterly Contract anniversary we will increase (or “reset”) the LifePay Plus Base to the current Contract Value (excluding any Premium Credits applied during the 36 months preceding the calculation), if the Contract Value is higher.  The Maximum Annual Withdrawal will also be recalculated, and the remaining portion of the new Maximum Annual Withdrawal will be available for withdrawal immediately.  This reset ONLY occurs when the rider is in Lifetime Guaranteed Withdrawal Status and is automatic.

We reserve the right to change the charge for this rider with a reset.  In this event, you will receive prior notice, of not less than 30 days, which explains the change, its impact to you and your options.  You may decline this change (and the reset).  However, this action will apply to all future resets and cannot be reversed.

Investment Option Restrictions.  While the LifePay Plus rider is in effect, there are limits on the Funds to which your Contract Value may be allocated.  Contract Value allocated to Funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds.  See “Fixed Allocation Funds Automatic Rebalancing” below.  We have these investment option restrictions to lessen the likelihood we have to make payments under this rider.  We require this allocation regardless of your investment instructions to the Contract.  The timing of when and how we apply these investment option restrictions is discussed further below.

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Accepted Funds. The currently available Accepted Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds.  We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.

Fixed Allocation Funds The currently available Fixed Allocation Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.

Other Funds.  All Funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

Fixed Allocation Funds Automatic Rebalancing.  If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds.  Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing.  Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date.  The LifePay Plus Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.

Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract.  However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations.  See “APPENDIX G – Examples of Fixed Allocation Funds.  You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be sent to you after Fixed Allocation Funds Automatic Rebalancing has occurred.

In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them.  See “APPENDIX G – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds.  You should not purchase the LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.

Death of Owner or Annuitant.  The LifePay Plus rider and charges will terminate on the date of death of the owner (or in the case of joint owners, the first owner or the Annuitant if the owner is a non-natural person).

Continuation After Death – Spouse.  If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code, the rider will also continue on the next quarterly Contract anniversary, provided the spouse becomes the Annuitant and sole owner.  See “DEATH BENEFIT CHOICES – Continuation After Death – Spouse.

If the rider is in the Growth Phase at the time of spousal continuation:
•	The rider will continue in the Growth Phase;
•	On the date the rider is continued, the LifePay Plus Base will be reset to equal the greater of the LifePay Plus Base and the then current Contract Value;
•	The LifePay Plus charges will restart and be the same as were in effect prior to the Claim Date;
•	Ratchets, which stop on the Claim Date, are restarted, effective on the date the rider is continued;
•	Any remaining step-ups will be available, and if the rider is continued before an annual Contract anniversary when a step-up would have been available, then that step-up will be available;
•	The Maximum Annual Withdrawal percentage will be determined as of the date of the first withdrawal, whenever it occurs, and will be based on the spouse’s age on that date; and
•	The rider’s Standard Withdrawal Benefit will be available until the quarterly Contract anniversary on or after the spouse is age 59 ½.

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If the rider is in the Withdrawal Phase at the time of spousal continuation:
•	The rider will continue in the Withdrawal Phase;
•	The rider’s charges will restart on the date the rider is continued and be the same as were in effect prior to the Claim Date;
•	On the quarterly Contract anniversary that the date the rider is continued:
o
If the surviving spouse was not the Annuitant before the owner’s death, then the LifePay Plus Base will be reset to the current Contract Value and the Maximum Annual Withdrawal is recalculated by multiplying the new LifePay Plus Base by the Maximum Annual Withdrawal percentage based on the surviving spouse’s age on that date.  Withdrawals are permitted pursuant to the other provisions of the rider.  Withdrawals causing the Contract Value to fall to zero will terminate the Contract and the rider; or

o
If the surviving spouse was the Annuitant before the owner’s death, then the LifePay Plus Base will be reset to the current Contract Value, only if greater, and the Maximum Annual Withdrawal is recalculated by multiplying the new LifePay Plus Base by the Maximum Annual Withdrawal percentage.  Withdrawals are permitted pursuant to the other provisions of the rider; and

•	The rider charges will restart on the quarter Contract anniversary that the rider is continued and will be the same as were in effect prior to the Claim Date.

Effect of LifePay Plus Rider on Death Benefit.  If you die before Lifetime Automatic Periodic Benefit Status begins under the LifePay Plus rider, the Death Benefit is payable, but the rider terminates.  If the beneficiary is the owner’s spouse, however, and the spouse elects to continue the Contract, the Death Benefit is not payable until the spouse’s death.  See “Death of Owner or Annuitant” and “Continuation After Death – Spouse”  above for further information.

While in Lifetime Automatic Periodic Benefit Status, if the owner who is not the Annuitant dies, we will continue to pay the periodic payments that the owner was receiving under the LifePay Plus rider to the beneficiary.  While in Lifetime Automatic Periodic Benefit Status, if an owner who is also the Annuitant dies, the periodic payments will stop.  No other Death Benefit is payable.

While the rider is in Automatic Periodic Benefit Status, if the owner dies, the remaining LifePay Plus Base will be paid to the beneficiary in a lump sum.

Change of Owner or Annuitant.  Other than as provided above under “Continuation After Death – Spouse,” you may not change the Annuitant.  The rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual; and
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual.

Surrender Charges.  If you elect the LifePay Plus rider, your withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount.  However, once your Contract Value is zero, the periodic payments under the LifePay Plus rider are not subject to surrender charges.

Loans.  No loans are permitted on Contracts with the LifePay Plus rider.

Taxation.  For more information about the tax treatment of amounts paid to you under the LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

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Example 1: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal, including surrender and/or MVA charges.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $500 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $300 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the $5,000 Maximum Annual Withdrawal.

The next withdrawal taken during the Contract Year is $1,500 net, with $200 of surrender charges and/or MVA charges.  Because total net withdrawals taken, $6,000, exceeds the $5,000 Maximum Annual Withdrawal then there is an adjustment to the Maximum Annual Withdrawal.

Total gross withdrawals during the Contract Year are $7,000 ($3,000 + $500 + $1,500 + $300 + $1,500 + $200).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal ($7,000 - $5,000 = $2,000), and the amount of the current gross withdrawal ($1,500 + $200 = $1,700).
If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 3.40% ($1,700 / $50,000) to $4,830 ((1 - 3.40%) * $5,000).

Example 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the $5,000 Maximum Annual Withdrawal.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  Because total net withdrawals taken, $6,000, exceeds the $5,000 Maximum Annual Withdrawal there is an adjustment to the Maximum Annual Withdrawal.

Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.

If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).

Example 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.

Assume the Maximum Annual Withdrawal is $5,000.  The Required Minimum Distribution for the current calendar year applicable to this Contract is determined to be $6,000.  The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

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The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  Total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted.  The amount by which total net withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made.  If total net withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.

Example 4: The Reset Occurs.

Assume the Maximum Annual Withdrawal is $5,000 and the Maximum Annual Withdrawal percentage is 5%.

One year after the first withdrawal is taken, the Contract Value has increased to $120,000, and the Reset occurs.  The Maximum Annual Withdrawal is now $6,000 ($120,000 * 5%).

One year after the Reset, the Contract Value has increased further to $130,000.  The Reset occurs again, and the Maximum Annual Withdrawal is now $6,500 ($130,000 * 5%).

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APPENDIX J- JOINT LIFEPAY PLUS MINIMUM GUARANTEED WITHDRAWAL BENEFIT (“JOINT LIFEPAY PLUS”) RIDERS

Important Note:
The information immediately below pertains to the form of the Joint LifePay Plus rider available for sale on and after August 20, 2007 through April 28, 2008 in states where approved.

Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider.  The Joint LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of both you and your spouse, even if these withdrawals deplete your Contract Value to zero.  Consequently, this rider may help if you are concerned that you and your spouse may outlive your income.

Eligibility.  The Joint LifePay Plus rider was only available for purchase by individuals who are married at the time of purchase and eligible to elect spousal continuation (as defined by the Tax Code) when the Death Benefit becomes payable.  We refer to these individuals as spouses.  Certain ownership, Annuitant, and beneficiary designations were required in order to purchase the Joint LifePay Plus rider.  See “Ownership, Annuitant, and Beneficiary Requirements” below.  The maximum issue age was 80.  Both spouses must have met the issue age requirements.  The issue age is the age of the owners on the Contract anniversary on the rider effective date.  The Joint LifePay Plus rider was available for Contracts issued on and after August 20, 2007, (subject to availability and state approvals) that did not already have a living benefit rider.  The Joint LifePay Plus rider was not issued if the initial allocation to investment options was not in accordance with the investment option restrictions described in “Investment Option Restrictions” below.

Ownership, Annuitant, and Beneficiary Designation Requirements.  Certain ownership, Annuitant, and beneficiary designations were required in order to purchase the Joint LifePay Plus rider.  These designations depended upon whether the Contract was issued as a nonqualified Contract, an IRA or a custodial IRA.  In all cases, the ownership, Annuitant, and beneficiary designations must have allowed for the surviving spouse to continue the Contract when the Death Benefit becomes payable, as provided by the Tax Code.  Non-natural, custodial owners are only allowed with IRAs (“custodial IRAs”).  Joint Annuitants are not allowed.  The necessary ownership, Annuitant, and/or beneficiary designations are described below.  We reserve the right to verify the date of birth and social security number of both spouses.

Nonqualified Contracts.  For a jointly owned Contract, the owners must be spouses, and the Annuitant must be one of the owners.  For a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary and the Annuitant must be one of the spouses.

IRAs.  There may only be one owner, who must also be the Annuitant.  The owner’s spouse must be the sole primary beneficiary.

Custodial IRAs.  While we do not maintain individual owner and beneficiary designations for IRAs held by an outside custodian, the ownership and beneficiary designations with the custodian must comply with the requirements listed in “IRAs”  above.  The Annuitant must be the same as the beneficial owner of the custodial IRA.  We require the custodian to provide us the name and date of birth of both the owner and the owner’s spouse.

Rider Effective Date.  The Joint LifePay Plus rider effective date is the date the Joint LifePay Plus rider becomes effective.  If you purchased the Joint LifePay Plus rider when the Contract was issued, the Joint LifePay Plus rider effective date is also the Contract Date.  If the Joint LifePay Plus rider was added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary.  A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.

Charge.  The charge for the Joint LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
2.50%	0.85%

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This quarterly charge is a percentage of the Joint LifePay Plus Base.  We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year).  In arrears means the first charge is deducted at the end of the first quarter from the Contract Date.  If the rider is added after Contract issue, the rider and charges will begin on the next following quarterly Contract anniversary.  The charge will be assessed proportionately when the rider is terminated.  Charges are deducted through the date your rider enters either the Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status.  Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met.  The current charge can be subject to change upon a reset after your first five Contract Years.  You will never pay more than the maximum annual charge.

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.  We reserve the right to change the charge for this rider, subject to the maximum annual charge.

No Cancellation.  Once purchased, the Joint LifePay Plus rider may not be cancelled unless you cancel, surrender, annuitize, or otherwise terminate the Contract.  These events automatically cancel the Joint LifePay Plus rider.

Termination.  The Joint LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase.  The optional rider automatically terminates if you:
•	You surrender or otherwise terminate your Contract during the accumulation phase or begin receiving income phase payments in lieu of payments under the Joint LifePay Plus rider;
•
The Contract Owner or the first of joint owners or the Annuitant (when the owner is a non-natural person) dies during the accumulation phase, unless your spouse beneficiary elects to continue the Contract and is an active spouse for purposes of the Join LifePay Plus rider; or

•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death by an active spouse).

Other circumstances that may cause the Joint LifePay Plus rider to terminate automatically are discussed below.

Active Status.  Once the Joint LifePay Plus rider has been issued, a spouse must remain in “active” status in order to exercise rights and receive the benefits of the Joint LifePay Plus rider after the first spouse’s death by electing spousal continuation, if allowed under the requirements of the Tax Code.  In general, changes to the ownership, Annuitant, and/or beneficiary designation requirements noted above will result in one spouse being designated as “inactive.”  Inactive spouses are not eligible to continue the benefits of the Joint LifePay Plus rider after the death of the other spouse.  Once designated “inactive,” a spouse may not regain active status under the Joint LifePay Plus rider.  Specific situations that will result in a spouse’s designation as “inactive” include the following:
•
For nonqualified Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an active spouse;

•
For nonqualified Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary, as well as for IRA Contracts (including custodial IRAs), the addition of a joint owner who is not also an active spouse or any change of beneficiary (including the addition of primary beneficiaries); and

•	In the event of the death of one spouse (in which case the deceased spouse becomes inactive).

An owner may also request that one spouse be treated as inactive.  In the case of joint-owned Contracts, both Contract Owners must agree to such a request.  An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay Plus rider.  However, all charges for the Joint LifePay Plus rider will continue to apply, even if one spouse becomes inactive, regardless of the reason.  You should make sure you understand the impact of beneficiary and owner changes on the Joint LifePay Plus rider prior to requesting any such changes.

A divorce will terminate the ability of an ex-spouse to continue the Contract.  See “Divorce” below.

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Guaranteed Withdrawal Status.  This status begins on the date of the first withdrawal, ONLY IF the quarterly Contract anniversary following the youngest active spouse’s 65th birthday has not yet passed.  While the Joint LifePay Plus rider is in Guaranteed Withdrawal Status, withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the LifePay Plus Base dollar-for-dollar.  This status will then continue until the earliest of:
•	Quarterly Contract anniversary following the youngest active spouse’s 65th birthday, provided the Contract Owner does not decline the change to Lifetime Guaranteed Withdrawal Status;
•	Reduction of the Joint LifePay Plus Base to zero, at which time the rider will terminate;
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Automatic Periodic Benefit Status” below);
•	The surrender or annuitization of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary elects to continue the Contract.

Please note that withdrawals while the Joint LifePay Plus rider is in Guaranteed Withdrawal Status are not guaranteed for the lifetime of the Annuitant.

Lifetime Guaranteed Withdrawal Status.  This status begins on the date of the first withdrawal, provided the quarterly Contract anniversary following the youngest active spouse’s 65th birthday has passed.  If the first withdrawal is taken prior to this date, then the Lifetime Guaranteed Withdrawal Status will automatically begin on the quarterly Contract anniversary following the youngest active spouse’s 65th birthday.  This status continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status” below);
•	The surrender of the Contract; or
•	The death of the owner (first owner in the case of joint owners, Annuitant in the case the owner is a non-natural person), unless your active spouse beneficiary elects to continue the Contract.

You will receive prior notice, of not less than 30 days, if you are in the Guaranteed Withdrawal Status and become eligible for the Lifetime Guaranteed Withdrawal Status.  This notice will explain the change, its impact to you and your options.  You may decline this change.  Automatic reset into the Lifetime Guaranteed Withdrawal Status could result in a lower Maximum Annual Withdrawal.  However, this action will also apply to all future resets (see below) and cannot be reversed.  As described below, certain features of the Joint LifePay Plus rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.

How the Joint LifePay Plus Rider Works.  The Joint LifePay Plus rider has two phases.  The first phase, called the Growth Phase, begins on the effective date of the Joint LifePay Plus rider and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached).  The second phase is called the Withdrawal Phase.  This phase begins as of the date you take the first withdrawal of any kind under the Contract (other than advisory fees, as described below), or the annuity commencement date, whichever occurs first.

Benefits paid under the Joint LifePay Plus rider require the calculation of the Maximum Annual Withdrawal.  The Joint LifePay Plus Base (called the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the Joint LifePay Plus rider on the Contract Date, the initial Joint LifePay Plus Base is equal to the initial premium (excluding any Premium Credit, available with your Contract); or
•
If you purchased the Joint LifePay Plus rider after the Contract Date, the initial Joint LifePay Plus Base is equal to the Contract Value on the effective date of the Joint LifePay Plus rider (excluding any Premium Credits applied during the preceding 36 months).

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During the Growth Phase, the initial Joint LifePay Plus Base is increased dollar-for-dollar by any premiums received, excluding any credits on premiums, or Premium Credits, applied to your Contract during the preceding 36 months (“eligible premiums”).  In addition, on each quarterly Contract anniversary, the Joint LifePay Plus Base is recalculated as the greater of:
•	The current Joint LifePay Plus Base; and
•	The current Contract Value (excluding any Premium Credits applied during the 36 months preceding the calculation). This is referred to as a quarterly “ratchet.”

Also, on each of the first ten Contract anniversaries, the Joint LifePay Plus Base is recalculated as the greatest of:
•	The current Joint LifePay Plus Base;
•	The current Contract Value (excluding any Premium Credits applied during the preceding 36 months); and
•
The Joint LifePay Plus Base on the previous Contract anniversary, increased by 7%, plus any eligible premiums (which do not include any Premium Credits applied during the preceding 36 months) and minus any third-party investment advisory fees paid from your Contract during the year.  This is referred to as an annual “step-up.”

Please note that if this rider is added after the Contract Date, then the first opportunity for a step-up will be on the first Contract anniversary following a complete Contract Year after the rider effective date.

The Joint LifePay Plus Base has no additional impact on the calculation of annuity payments or withdrawal benefits.

Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the Joint LifePay Plus Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner.  Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal under the benefit reset feature of the Joint LifePay Plus rider (see “Joint LifePay Plus Reset” below).  We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.

Determination of the Maximum Annual Withdrawal.  The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins.  It equals the Maximum Annual Withdrawal percentage multiplied by the greater of:
•	The Contract Value; and
•	the Joint LifePay Plus Base as of the last day of the Growth Phase.

The first withdrawal after the rider effective date (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, immediately after calculation of the Maximum Annual Withdrawal.  The Maximum Annual Withdrawal percentages, which vary by age of the youngest active spouse on the date the Withdrawal Phase begins, are as follows:
Percentages	Youngest Active Spouse’s Age
5%*	0 to 75*
6%	76 to 80
7%	81+
*
If the Withdrawal Phase begins before the quarterly Contract anniversary on or after the younger spouse reaches age 65, withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the Joint LifePay Plus Base dollar-for-dollar, under what we refer to as the “Standard Withdrawal Benefit.”  Then, on the quarterly Contract anniversary on or after the younger spouse reaches age 65, the Joint LifePay Plus Base will automatically be reset to the current Contract Value (excluding any Premium Credits applied during the preceding 36 months), if greater, and the Maximum Annual Withdrawal will be recalculated.

Once determined the Maximum Annual Withdrawal percentage never changes for the Contract.  This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.

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If the Contract’s annuity commencement date is reached while you are in the Joint LifePay Plus rider’s Lifetime Guaranteed Withdrawal Status, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal, provided that, if both spouses are active, payments under the life only annuity option will be calculated using the joint life expectancy table for both spouses.  If only one spouse is active, payments will be calculated using the single life expectancy table for the active spouse.

Withdrawals in a Contract Year that do not exceed the Maximum Withdrawal Amount do not reduce the Maximum Withdrawal Amount.  However, if withdrawals in any Contract Year exceed the Maximum Annual Withdrawal (an “excess withdrawal”), the Joint LifePay Plus Base and the Maximum Annual Withdrawal will be reduced proportionally.  This means that both the Joint LifePay Plus Base and the Maximum Annual Withdrawal will be reduced by the same proportion as the excess withdrawal is of the Contract Value determined after the deduction the amount withdrawn up to the Maximum Annual Withdrawal but before deduction of the excess withdrawal.

When a withdrawal is made, the total withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal.  To the extent that the withdrawal taken causes the total withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess.  For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Premium Credit deduction, Market Value Adjustment or surrender charges will not be considered.  However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, any Premium Credit deduction, surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal, and will be included in the proportional adjustment to the Maximum Annual Withdrawal.  See Examples 1 and 2 below for examples of this concept.

Required Minimum Distributions.  Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code are considered withdrawals for purposes of the Joint LifePay Plus rider and will begin the Withdrawal Phase if the Withdrawal Phase has not already started.  Any such withdrawal which exceeds the Maximum Annual Withdrawal for a specific Contract Year will not be deemed excess withdrawals in that Contract Year for purposes of the Joint LifePay Plus rider, subject to the following:
•
If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to the Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year;

•	Withdrawals that exceed all available Additional Withdrawal Amounts are excess withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•	The Additional Withdrawal Amount is reset to zero at the end of the second calendar year from which it was originally calculated; and
•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal necessary to satisfy the Required Minimum Distribution for that year (if any).

See Example 3 below.

Investment Advisory Fees.  Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin.  During the Growth Phase such withdrawals reduce the Joint LifePay Plus Base on a dollar-for-dollar basis, and during the Withdrawal Phase these withdrawals are treated as any other withdrawal.

Automatic Periodic Benefit Status.  If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Guaranteed Withdrawal Status, the rider will enter Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal, until the remaining Joint LifePay Plus Base is exhausted.

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When the rider enters Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the Joint LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

During Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal.  These payments will continue until the Joint LifePay Plus Base is reduced to zero, at which time the rider will terminate without value.

The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Automatic Periodic Benefit Status and will continue to be paid annually thereafter.  If, at the time the rider enters Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal.  Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly.  If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.

Lifetime Automatic Periodic Benefit Status.  If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the Joint LifePay Plus rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal”  above.

If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the Joint LifePay Plus rider is in Lifetime Guaranteed Withdrawal Status, the Joint LifePay Plus rider will enter Lifetime Automatic Periodic Benefit Status and you are no longer entitled to make withdrawals.  Instead, under the Joint LifePay Plus rider you will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.

When the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the Joint LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal.  The time period for which we will make these payments will depend upon whether one or two spouses are active under the Joint LifePay Plus rider at the time this status begins.  If both spouses are active under the Joint LifePay Plus rider, these payments will cease upon the death of the second spouse, at which time both the Joint LifePay Plus rider and the Contract will terminate without further value.  If only one spouse is active under the Joint LifePay Plus rider, the payments will cease upon the death of the active spouse, at which time both the Joint LifePay Plus rider and the Contract will terminate without value.

If the Maximum Annual Withdrawal exceeds the net withdrawals taken in the Contract Year when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status (including the withdrawal that results in the Contract Value decreasing to zero), that difference will be paid immediately to the Contract Owner.  The periodic payments will begin on the last day of the first full Contract Year following the date the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.

You may elect to receive systematic withdrawals pursuant to the terms of the Contract.  Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly, or annually.  If, at the time the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal.  Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly.  If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or the Contract Year, as applicable.

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Joint LifePay Plus Reset.  Once the Lifetime Guaranteed Withdrawal Status begins and the Maximum Annual Withdrawal has been determined, on each quarterly Contract anniversary we will increase (or “reset”) the Joint LifePay Plus Base to the current Contract Value (excluding any Premium Credits applied during the 36 months preceding the calculation), if the Contract Value is higher.  The Maximum Annual Withdrawal will also be recalculated, and the remaining portion of the new Maximum Annual Withdrawal will be available for withdrawal immediately.  This reset ONLY occurs when the rider is in Lifetime Guaranteed Withdrawal Status, and is automatic.

We reserve the right to change the charge for this rider with a reset.  In this event, you will receive prior notice, of not less than 30 days, which explains the change, its impact to you and your options.  You may decline this change (and the reset).  However, this action will apply to all future resets and cannot be reversed.

Investment Option Restrictions.  In order to mitigate the insurance risk inherent in our guarantee to provide you and your spouse with lifetime payments (subject to the terms and restrictions of the Joint LifePay Plus rider), we require that your Contract Value be allocated in accordance with certain limitations.  In general, to the extent that you choose not to invest in the Accepted Funds, we require that 20% of the amount not so invested be invested in the Fixed Allocation Funds.  We will require this allocation regardless of your investment instructions to the Contract, as described below.

While the Joint LifePay Plus rider is in effect, there are limits on the Funds to which your Contract Value may be allocated.  Contract Value allocated to Funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds.  See “Fixed Allocation Funds Automatic Rebalancing” below.

Accepted Funds. The currently available Accepted Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds.  We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.

Fixed Allocation Funds The currently available Fixed Allocation Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.

Other Funds.  All Funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

Fixed Allocation Funds Automatic Rebalancing.  If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any Joint LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds.  Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing.  Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date.  The Joint LifePay Plus Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.

Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract.  However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations.  See “APPENDIX G – Examples of Fixed Allocation Funds Automatic Rebalancing.”  You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be sent to you after Fixed Allocation Funds Automatic Rebalancing has occurred.

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In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them.  See “APPENDIX G – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the Joint LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds.  You should not purchase the Joint LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.

Divorce.  Generally, in the event of a divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay Plus rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits.  In the event of a divorce during Lifetime Guaranteed Withdrawal Status, the Joint LifePay Plus rider continues, and terminates upon the death of the owner (first owner in the case of joint owners, or the Annuitant in the case the owner is a mom-natural person).  Although spousal continuation may be available under the Tax Code for an additional spouse, the Joint LifePay Plus rider cannot be continued by the new spouse.  As the result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse.  Any such withdrawal will be considered a withdrawal for purposes of the Maximum Annual Withdrawal amount.  In other words, if a withdrawal incident to a divorce exceeds the Maximum Annual Withdrawal amount, it will be considered an excess withdrawal.  See “Determination of the Maximum Annual Withdrawal”  above.  In the event of a divorce during Lifetime Automatic Periodic Benefit Status, there will be no change to the periodic payments made.  Payments will continue until both spouses are deceased.

Death of Owner.  The death of the owner (first owner in the case of joint owners; or Annuitant in the case of an owner that is a non-natural person) may cause the termination of the Joint LifePay Plus rider and its charges, depending upon whether one or both spouses are in active status at the time of death, as described below:
•
If both spouses are in active status: If the surviving spouse elects to continue the Contract, if allowed under the requirements of the Tax Code, and becomes the sole owner and Annuitant, the Joint LifePay Plus rider will remain in effect pursuant to its original terms and Joint LifePay Plus coverage and charges will continue.  As of the date the Contract is continued, the Joint LifePay Plus Base will be reset to the current Contact value, if greater, and the Maximum Annual Withdrawal will be recalculated as the Maximum Annual Withdrawal percentage multiplied by the new Joint LifePay Plus Base on the date the Contract is continued.  However, under no circumstances will this recalculation result in a reduction to the Maximum Annual Withdrawal.

If the surviving spouse elects not to continue the Contract, Joint LifePay Plus rider coverage and charges will cease upon the earlier of payment of the Death Benefit or notice that an alternative distribution option has been chosen.

•	If the surviving spouse is in inactive status: The Joint LifePay Plus rider terminates and Joint LifePay Plus coverage and charges cease upon the date of death of the last Active Spouse.

Change of Owner or Annuitant.  Other than as a result of spousal continuation, if allowed under the requirements of the Tax Code, you may not change the Annuitant.  The Joint LifePay Plus rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation by an active spouse, as described above;
•	Change of owner from one custodian to another custodian for the benefit of the same individual;
•
Change of owner from a custodian for the benefit of an individual to the same individual (in order to avoid the owner’s spouse from being designated inactive, the owner’s spouse must be named sole beneficiary under the Contract);

•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided that the additional joint owner is the original owner’s spouse and is active when added as joint owner;
•	For nonqualified Contracts, removal of a joint owner, provided the removed joint owner is active and becomes the primary Contract beneficiary; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner if both were active spouses at the time of the change.

Surrender Charges.  If you elect the Joint LifePay Plus rider, your withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount.  However, once your Contract Value is zero, the periodic payments under the Joint LifePay Plus rider are not subject to surrender charges, nor will these amounts be subject to any other charges under the Contract.

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Federal Tax Considerations.  For more information about the tax treatment of amounts paid to you under the Joint LifePay Plus rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

Joint LifePay Plus Partial Withdrawal Amount Examples.  The following are examples of adjustments to the Maximum Annual Withdrawal amount for withdrawals in excess of the Maximum Annual Withdrawal:

Example 1: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal, including surrender and/or MVA charges.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $500 of surrender charges, and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $300 of surrender charges, and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $200 of surrender charges, and/or MVA charges.  Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, then there is an adjustment to the Maximum Annual Withdrawal.

Total gross withdrawals during the Contract Year are $7,000 ($3,000 + $500 + $1,500 + $300 + $1,500 + $200).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal ($7,000 - $5,000 = $2,000), and the amount of the current gross withdrawal ($1,500 + $200 = $1,700).

If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 3.40% ($1,700 / $50,000) to $4,830 ((1 - 3.40%) * $5,000).

Example 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges.  Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal.

Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.

If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).

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Example 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.

Assume the Maximum Annual Withdrawal is $5,000.  The Required Minimum Distribution for the current calendar year applicable to this Contract is determined to be $6,000.  The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges.  Total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted.  The amount by which total net withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made.  If total net withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.

Example 4: The Reset Occurs.

Assume the Maximum Annual Withdrawal is $5,000 and the Maximum Annual Withdrawal percentage is 5%.

One year after the first withdrawal is taken, the Contract Value has increased to $120,000, and the Reset occurs.  The Maximum Annual Withdrawal is now $6,000 ($120,000 * 5%).

One year after the Reset, the Contract Value has increased further to $130,000.  The Reset occurs again, and the Maximum Annual Withdrawal is now $6,500 ($130,000 * 5%).

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APPENDIX K- LIFEPAY MINIMUM GUARANTEED WITHDRAWAL BENEFIT (“LIFEPAY”) RIDER
 (Available for Contracts issued through August 20, 2007, subject to state approval.)

LifePay Rider.  The LifePay rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of the Annuitant, even if these withdrawals deplete your Contract Value to zero.  Consequently, this rider may help if you are concerned that you may outlive your income.

Purchase.  In order to purchase the LifePay rider, the Annuitant must have been the owner or one of the owners, unless the owner is a non-natural person.  Joint Annuitants were not allowed.  The minimum issue age was 50 and the maximum issue age was 80.  The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is a non-natural person) on the Contract anniversary on which the rider is effective.  Some broker dealers may have limited the availability of the rider to younger ages.  The LifePay rider was not issued if the initial allocation to investment options was not in accordance with the investment option restrictions described in “Investment Option Restrictions” below.

Rider Effective Date.  The rider effective date is the date the LifePay rider becomes effective.  If you purchased the LifePay rider when the Contract was issued, the rider effective date is also the Contract Date.  If the LifePay rider was added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary.  A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.

Charge.  The charge for the LifePay rider, a living benefit, is deducted quarterly and is a percentage of Contract Value:
Maximum Annual Charge	Current Annual Charge
1.20%	0.50%

We deduct the quarterly charge in arrears based on the Contract Date (Contract Year versus calendar year).  In arrears means the first charge is deducted at the end of the first quarter from the Contract Date.  If the rider is added after Contract was issued, the charges will still be deducted on quarterly Contract anniversaries, but the first charge will be assessed proportionately based on what is owed at the time the rider is added through the Contract quarter end.  Similarly, the charge is assessed proportionately based on what is owed at the time the rider is terminated.  Charges are deducted during the period starting on the rider effective date and up to your rider’s Lifetime Automatic Periodic Benefit Status.  Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met.  The charge may be subject to change if you elect the reset option after your first five Contract Years, but subject to the maximum annual charge.

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.

No Cancellation.  Once purchased, the LifePay rider may not be cancelled unless you cancel, surrender, annuitize, or otherwise terminate the Contract.  These events automatically cancel the LifePay rider.

Termination.  The LifePay rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase.  The optional living benefit rider automatically terminates if you:
•	You surrender or otherwise terminate your Contract during the accumulation phase or begin receiving income phase payments in lieu of payments under the LifePay rider;
•
The Contract Owner or the first of joint owners or the Annuitant (when a owner is a non-natural person) dies during the accumulation phase, unless your spouse beneficiary elects to continue the Contract; or

•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death).

Other circumstances that may cause the LifePay Plus rider to terminate automatically are discussed below.

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LifePay Rider Phases.  The LifePay rider has two phases.  The first phase, called the Growth Phase, begins on the rider effective date and ends as of the business day before the first withdrawal is taken (or when the Annuity Start Date is reached).  The second phase is called the Withdrawal Phase.  This phase begins as of the date of the first withdrawal or the Annuity Start Date, whichever occurs first.

LifePay Base.  The LifePay Base (called the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the LifePay rider on the Contract Date, the initial LifePay Base is equal to the initial premium, plus Premium Credits, if any; or
•	If you purchased the LifePay rider after the Contract Date, the initial LifePay Base is equal to the Contract Value on the rider effective date.

The initial LifePay Base is increased dollar-for-dollar by any premiums received during the Growth Phase and Premium Credits, if any (“eligible premiums”).  The LifePay Base is also increased to equal the Contract Value if the Contract Value is greater than the current LifePay Base on each quarterly Contract anniversary after the rider effective date and during the Growth Phase.  The LifePay Base has no additional impact on the calculation of annuity payments or withdrawal benefits.

Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the LifePay Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner.  Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal if you choose to reset the LifePay rider (see “LifePay Reset Option” below).  We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.

Determination of the Maximum Annual Withdrawal.  The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins.  It equals the Maximum Annual Withdrawal percentage multiplied by the greater of:
•	The Contract Value; and
•	The LifePay Base as of the last day of the Growth Phase.

The first withdrawal after the rider effective date (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, immediately after calculation of the Maximum Annual Withdrawal.  The Maximum Annual Withdrawal percentage, which varies by age of the Annuitant on the date the Withdrawal Phase begins, is as follows:
Annuitant Age	Maximum Annual Withdrawal Percentage
50 to 59	4%
60 to 75	5%
76 to 80	6%
81+	7%

Once determined, the Maximum Annual Withdrawal percentage never changes for the Contract, except as provided for under spousal continuation.  See “Continuation After Death – Spouse” below.  This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.

If the LifePay rider is in the Growth Phase, and the Annuity Start Date is reached, the Joint LifePay rider will enter the Withdrawal Phase and annuity payments will begin.  In lieu of the annuity options under the Contract, you may elect a life only annuity option under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal.

Withdrawals in a Contract Year that do not exceed the Maximum Withdrawal Amount do not reduce the Maximum Withdrawal Amount.  However, if withdrawals in any Contract Year exceed the Maximum Annual Withdrawal, the withdrawal is considered an “excess withdrawal” and Maximum Annual Withdrawal will be reduced proportionally.  This means that the Maximum Annual Withdrawal will be reduced by the same proportion as the withdrawal in excess of the Maximum Annual Withdrawal, the excess withdrawal, is of the Contract Value determined:
•	Before the withdrawal, for the excess withdrawal; and
•	After the withdrawal, for the amount withdrawn up to the Maximum Annual Withdrawal (without regard to the excess withdrawal).

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When a withdrawal is taken, the total withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal.  To the extent that the withdrawal taken causes the total withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess.  For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Market Value Adjustment or surrender charges will not be applied to the withdrawal.  However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, any surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal.  See Examples 1 and 2 below for examples of this concept.

Required Minimum Distributions.  Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code are considered withdrawals for purposes of the LifePay rider and will begin the Withdrawal Phase if the Withdrawal Phase has not already started.  Any such withdrawal which exceeds the Maximum Annual Withdrawal for a specific Contract Year, will not be deemed excess withdrawals in that Contract Year for purposes of the Joint LifePay rider, subject to the following:
•
If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year) applicable to the Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count against and reduce any Additional Withdrawal Amount;

•	Withdrawals that exceed the Additional Withdrawal Amount are excess withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•
The Additional Withdrawal Amount is reset to zero at the end of each calendar year and remains at zero until it is reset in January of the following calendar year, even if, pursuant to the Tax Code, the Contract Owner may take a Required Minimum Distribution for that calendar year after the end of the calendar year; and

•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal necessary to satisfy the Required Minimum Distribution for that year (if any).

See Example 3 below.

Investment Advisory Fees.  Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin.  During the Growth Phase such withdrawals reduce the LifePay Base proportionally, and during the Withdrawal Phase these withdrawals are treated as any other withdrawal.

Lifetime Guaranteed Withdrawal Status.  This status begins on the rider effective date and continues until the earliest of:
•	The Annuity Start Date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status” below);
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	The surrender or annuitization of the Contract; or
•	The death of the owner (or first owner in the case of joint owners, or the Annuitant in the case the owner is a non-natural person), unless your spouse beneficiary elects to continue the Contract.

As described below, certain features of the LifePay rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.

LifePay Reset Option.  Beginning one year after the Withdrawal Phase begins, you may choose to reset the Maximum Annual Withdrawal if the Maximum Annual Withdrawal percentage of the Contract Value would be greater than your current Maximum Annual Withdrawal.  You must elect to reset by a request in a form satisfactory to us.  On the date the request is received (the “Reset Effective Date”), the Maximum Annual Withdrawal will increase to be equal to the Maximum Annual Withdrawal Percentage of the Contract Value on the Reset Effective Date.  The reset option is only available when the rider is in Lifetime Guaranteed Withdrawal Status.

K-3

After exercising the reset option, you must wait one year before electing to reset again.  We will not accept a request to reset if the new Maximum Annual Withdrawal on the date the request is received would be less than your current Maximum Annual Withdrawal.

If the reset option is exercised, the charge for the LifePay rider will not exceed the maximum annual charge of 1.20%.  See Example 4 below.

Lifetime Automatic Periodic Benefit Status.  If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal”  above.

If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Lifetime Guaranteed Withdrawal Status, the rider will enter Lifetime Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.

When the rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits (including Death Benefits) other than as provided under the LifePay rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal.  These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate.  The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the Annuitant’s death.

The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.  If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal.  Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly.  If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or the Contract Year, as applicable.

Investment Option Restrictions.  While the LifePay rider is in effect, there are limits on the Funds to which your Contract Value may be allocated.  Contract Value allocated to Funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds.  See “Fixed Allocation Funds Automatic Rebalancing” below.  We have these investment option restrictions to lessen the likelihood we would have to make payments under this rider.  We require this allocation regardless of your investment instructions to the Contract.  The LifePay rider was not issued until your Contract Value was allocated in accordance with these investment option restrictions.  The timing of when and how we apply these investment option restrictions is discussed further below.

Accepted Funds. The currently available Accepted Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds.  We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.

Fixed Allocation Funds The currently available Fixed Allocation Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.

If the rider is not continued under the spousal continuation right when available, the Fixed Allocation Fund will be reclassified as a Special Fund as of the Contract continuation date if it would otherwise be designated as a Special Fund for purposes of the Contract’s Death Benefits.  For purposes of calculating any applicable Death Benefit guaranteed under the Contract, any allocation of Contract Value to the Fixed Allocation Funds will be considered a Covered Fund allocation while the rider is in effect.

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Other Funds.  All Funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

Fixed Allocation Funds Automatic Rebalancing.  If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any LifePay Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds.  Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing.  Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date.  The LifePay Rebalancing Dates occur on:
•	The rider effective date;
•	Each Contract anniversary;
•	Receipt of additional premium;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.

Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract.  However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.”

In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.  By electing to purchase the LifePay rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds.  You should not purchase the LifePay rider if you do not wish to have your Contract Value reallocated in this manner.

Death of Owner or Annuitant.  The LifePay rider and charges terminate on the earlier of:
•
If the rider is in Lifetime Guaranteed Withdrawal status, the date of receipt of due proof of death (“Claim Date”) of the owner (or in the case of joint owners, the first owner or the Annuitant if the owner is a non-natural person); or

•	The date the rider enters Lifetime Automatic Periodic Benefit status.

Continuation After Death – Spouse.  If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code (see “DEATH BENEFIT CHOICES – Continuation After Death – Spouse”), the rider will also continue, provided the following conditions are met:
•	The spouse is at least 50 years old on the date the Contract is continued; and
•	The spouse becomes the Annuitant and sole owner.

If the rider is in the Growth Phase at the time of spousal continuation:
•	The rider will continue in the Growth Phase;
•	On the date the rider is continued, the LifePay Base will be reset to equal the greater of the LifePay Base and the then current Contract Value;
•	The LifePay charges will restart and be the same as were in effect prior to the Claim Date; and
•	The Maximum Annual Withdrawal percentage will be determined as of the date of the first withdrawal, whenever it occurs, and will be based on the spouse’s age on that date.

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If the rider is in the Withdrawal Phase at the time of spousal continuation:
•	The rider will continue in the Withdrawal Phase;
•	On the Contract anniversary following the date the rider is continued:
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If the surviving spouse was not the Annuitant before the owner’s death, the Maximum Annual Withdrawal is recalculated by multiplying the Contract Value on that Contract anniversary by the Maximum Annual Withdrawal percentage based on the surviving spouse’s age on that Contract anniversary, and the Maximum Annual Withdrawal is considered to be zero from the Claim Date to that Contract anniversary.  Withdrawals are permitted pursuant to the other provisions of the Contract.  Withdrawals causing the Contract Value to fall to zero will terminate the Contract and the rider; or

o
If the surviving spouse was the Annuitant before the owner’s death, the Maximum Annual Withdrawal is recalculated as the greater of the Maximum Annual Withdrawal on the Claim Date (adjusted for excess withdrawals thereafter) and the Maximum Annual Withdrawal resulting from multiplying the Contract Value on that Contract anniversary by the Maximum Annual Withdrawal percentage.  The Maximum Annual Withdrawal does not go to zero on the Claim Date and withdrawals may continue under the rider provisions; and

•	The rider charges will restart on the Contract anniversary following the date the rider is continued and will be the same as were in effect prior to the Claim Date.

Effect of LifePay Rider on Death Benefit.  If you die before Lifetime Automatic Periodic Benefit Status begins under the LifePay rider, the Death Benefit is payable, but the rider terminates.  However, if the beneficiary is the owner’s spouse, and the spouse elects to continue the Contract, the Death Benefit is not payable until the spouse’s death.  Thus, you should not purchase this rider with multiple owners, unless the owners are spouses.  See “Death of Owner or Annuitant” and “Continuation After Death – Spouse” above for further information.

While in Lifetime Automatic Periodic Benefit Status, if the owner who is not the Annuitant dies, we will continue to pay the periodic payments that the owner was receiving under the LifePay rider until the death of the Annuitant.  While in Lifetime Automatic Periodic Benefit Status, if an owner who is also the Annuitant dies, the periodic payments will stop.  No other Death Benefit is payable.

Change of Owner or Annuitant.  Other than as provided above under “Continuation After Death- Spouse” you may not change the Annuitant.  The rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual; and
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual.

Surrender Charges.  If you elect the LifePay rider, your withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount.  However, once your Contract Value is zero, the periodic payments under the LifePay rider are not subject to surrender charges.

Loans (if available).  The portion of any Contract Value used to pay off an outstanding loan balance will reduce the LifePay Base or Maximum Annual Withdrawal as applicable.  We do not recommend the LifePay rider if loans are contemplated.

Taxation.  For more information about the tax treatment of amounts paid to you under the LifePay Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

LifePay Partial Withdrawal Amount Examples.  The following are examples of adjustments to the Maximum Annual Withdrawal amount for withdrawals in excess of the Maximum Annual Withdrawal:

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Example 1: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal, including surrender and/or MVA charges.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $500 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $300 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $200 of surrender charges and/or MVA charges.  Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, then there is an adjustment to the Maximum Annual Withdrawal.

Total gross withdrawals during the Contract Year are $7,000 ($3,000 + $500 + $1,500 + $300 + $1,500 + $200).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal ($7,000 - $5,000 = $2,000), and the amount of the current gross withdrawal ($1,500 + $200 = $1,700).

If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 3.40% ($1,700 / $50,000) to $4,830 ((1 - 3.40%) * $5,000).

Example 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal.

Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.

If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).

Example 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.

Assume the Maximum Annual Withdrawal is $5,000.  The RMD for the current calendar year applicable to this Contract is determined to be $6,000.  The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

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The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  Total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted.  The amount by which total net withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made.  If total net withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.

Example 4: The Reset Option is utilized.

Assume the Maximum Annual Withdrawal is $5,000 and the Maximum Annual Withdrawal percentage is 5%.

One year after the first withdrawal is taken, the Contract Value has increased to $120,000, and the Reset Option is utilized.  The Maximum Annual Withdrawal is now $6,000 ($120,000 * 5%).

One year after the Reset Option was first utilized, the Contract Value has increased further to $130,000.  The Reset Option is utilized again, and the Maximum Annual Withdrawal is now $6,500 ($130,000 * 5%).

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APPENDIX L - JOINT LIFEPAY MINIMUM GUARANTEED WITHDRAWAL BENEFIT (“LIFEPAY”) RIDER
(Available for Contracts issued through August 20, 2007, subject to state approval.)

Joint LifePay Rider.  The Joint LifePay rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of both you and your spouse, even if these withdrawals deplete your Contract Value to zero.  Consequently, this rider may help if you are married and are concerned that you and your spouse may outlive your income.

Purchase.  The Joint LifePay rider was only available for purchase by individuals who were married at the time of purchase and eligible to elect spousal continuation (as defined by the Tax Code) when the Death Benefit becomes payable.  We refer to these individuals as spouses.  Certain ownership, Annuitant, and beneficiary designations were required in order to purchase the Joint LifePay rider.  See “Ownership, Annuitant, and Beneficiary Requirements” below.

The minimum issue age was 55 and the maximum issue age was 80.  Both spouses must have met these issue age requirements on the Contract anniversary on which the Joint LifePay rider is effective.  The issue age is the age of the owners on the Contract anniversary on which the rider is effective.  Some broker dealers may have limited the maximum issue age to ages younger than age 80, but in no event lower than age 55.  The Joint LifePay rider was not issued if the initial allocation to investment options is not in accordance with the investment option restrictions described in “Investment Option Restrictions” below.

Ownership, Annuitant, and Beneficiary Designation Requirements.  Certain ownership, Annuitant, and beneficiary designations were required in order to purchase the Joint LifePay rider.  These designations depended upon whether the Contract was issued as a nonqualified Contract, an IRA or a custodial IRA.  In all cases, the ownership, Annuitant, and beneficiary designations must allow for the surviving spouse to continue the Contract when the Death Benefit becomes payable, as provided by the Tax Code.  Non-natural custodial owners were only allowed with IRAs (“custodial IRAs”).  Joint Annuitants were not allowed.  The necessary ownership, Annuitant, and/or beneficiary designations are described below.  We reserve the right to verify the date of birth and social security number of both spouses.

For a jointly owned nonqualified Contracts, the owners must be spouses, and the Annuitant must be one of the owners.  For a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary and the Annuitant must be one of the spouses.

For IRAs there may only be one owner, who must also be the Annuitant.  The owner’s spouse must be the sole primary beneficiary.  While we do not maintain individual owner and beneficiary designations for IRAs held by an outside custodian, the ownership and beneficiary designations with the custodian must comply with the same requirements.  The Annuitant must be the same as the beneficial owner of the custodial IRA.  We require the custodian to provide us the name and date of birth of both the owner and the owner’s spouse.

Rider Effective Date.  The Joint LifePay rider effective date is the date the Joint LifePay rider becomes effective.  If you purchased the Joint LifePay rider when the Contract was issued, the Joint LifePay rider effective date is also the Contract Date.  .If the Joint LifePay rider was added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary.  A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.

Charge.  The charge for the Joint LifePay rider, a living benefit, is deducted quarterly, and is a percentage of Contract Value:
Maximum Annual Charge	Current Annual Charge
1.50%	0.75%

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We deduct the quarterly charge in arrears based on the Contract Date (Contract Year versus calendar year).  In arrears means the first charge is deducted at the end of the first quarter from the Contract Date.  If the rider is added after Contract issue, the charges will still be deducted on quarterly Contract anniversaries, but the first charge will be assessed proportionately based on what is owed at the time the rider is added through the Contract quarter end.  Similarly, the charge is assessed proportionately based on what is owed at the time the rider is terminated.  Charges are deducted during the period starting on the rider effective date and up to your rider’s Lifetime Automatic Periodic Benefit Status.  Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met.  The charge may be subject to change if you elect the reset option after your first five Contract Years, but subject to the maximum annual charge.

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.

No Cancellation.  Once purchased,  the Joint LifePay rider may not be cancelled unless you cancel, surrender, annuitize, or otherwise terminate the Contract.  These events automatically cancel the Joint LifePay rider.

Termination.  The Joint LifePay rider is a “living benefit” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase.  The optional rider automatically terminates if you:
•	You surrender or otherwise terminate your Contract during the accumulation phase or begin receiving income phase payments in lieu of payments under the Joint LifePay rider;
•
The Contract Owner or the first of joint owners or the Annuitant (when the owner is a non-natural person) dies during the accumulation phase, unless your spouse beneficiary elects to continue the Contract; or

•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death).

Other circumstances that may cause the Joint LifePay rider to terminate automatically are discussed below.

Active Status.  Once the Joint LifePay rider has been issued, a spouse must remain in “active” status in order to exercise rights and receive the benefits of the Joint LifePay rider after the first spouse’s death by electing spousal continuation, if allowed under the requirements of the Tax Code.  In general, changes to the ownership, Annuitant, and/or beneficiary designation requirements noted above will result in one spouse being designated as “inactive.” Inactive spouses are not eligible to continue the benefits of the Joint LifePay rider after the death of the other spouse.  Once designated “inactive,” a spouse may not regain active status under the Joint LifePay rider.  Specific situations that will result in a spouse’s designation as “inactive” include the following:
•
For nonqualified Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an active spouse;

•
For nonqualified Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary, as well as for IRA Contracts (including custodial IRAs), the addition of a joint owner who is not also an active spouse or any change of beneficiary (including the addition of primary beneficiaries); and

•	In the event of the death of one spouse (in which case the deceased spouse becomes inactive).

An owner may also request that one spouse be treated as inactive.  In the case of joint-owned Contracts, both Contract Owners must agree to such a request.  An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay rider.  However, all charges for the Joint LifePay rider will continue to apply, even if one spouse becomes inactive, regardless of the reason.  You should make sure you understand the impact of beneficiary and owner changes on the Joint LifePay rider prior to requesting any such changes.

A divorce will terminate the ability of an ex-spouse to continue the Contract.  See “Divorce” below.

As described below, certain features of the Joint LifePay rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.

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Joint LifePay Rider Phases.  The Joint LifePay rider has two phases.  The first phase, called the Growth Phase, begins on the rider effective date and ends as of the business day before the first withdrawal is taken (or when the Annuity Start Date is reached).  The second phase is called the Withdrawal Phase.  This phase begins as of the date you take the first withdrawal of any kind under the Contract (other than investment advisory fees, as described below) or the Annuity Start Date, whichever occurs first.  During the accumulation phase of the Contract, the Joint LifePay rider may be in either the Growth Phase or the Withdrawal Phase.  During the income phase of the Contract, the Joint LifePay rider may only be in the Withdrawal Phase.  The Joint LifePay rider is initially in Lifetime Guaranteed Withdrawal Status.  While in this status you may terminate the Joint LifePay rider by electing to enter the income phase and begin receiving annuity payments.  However, if you have not elected to begin receiving annuity payments, and the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status because the Contract Value has been reduced to zero, the Joint Life Pay rider and Contract terminate (other than those provisions regarding the payment of the Maximum Annual Withdrawal, as described below) and you can no longer elect to receive annuity payments.

Joint LifePay Base.  The Joint LifePay Base (called the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the Joint LifePay rider on the Contract Date, the initial Joint LifePay Base is equal to the initial premium, plus Premium Credits; or
•	If you purchased the Joint LifePay rider after the Contract Date, the initial Joint LifePay Base is equal to the Contract Value on the rider effective date.

The initial Joint LifePay Base is increased dollar-for-dollar by any premiums received during the Growth Phase and Premium Credits, if any, (“eligible premiums”).  The Joint LifePay Base is also increased to equal the Contract Value if the Contract Value is greater than the current Joint LifePay Base, valued on each quarterly Contract anniversary after the rider effective date and during the Growth Phase.  The Joint LifePay Base has no additional impact on the calculation of annuity payments or withdrawal benefits.

Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the Joint LifePay Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner.  Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal if you choose to reset the Joint LifePay rider (see “Joint LifePay Reset Option” below).  We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.

Determination of the Maximum Annual Withdrawal.  The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins.  It equals the Maximum Annual Withdrawal percentage multiplied by the greater of:
•	The Contract Value; and
•	The LifePay Base as of the last day of the Growth Phase.

The first withdrawal after the rider effective date (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, immediately after calculation of the Maximum Annual Withdrawal.  The Maximum Annual Withdrawal percentage, which varies by age of the youngest active spouse on the date the Withdrawal Phase begins, is as follows:
Annuitant Age	Maximum Annual Withdrawal Percentage
55 to 64	4%
65 to 75	5%
76 to 80	6%
81+	7%

Once determined the Maximum Annual Withdrawal percentage never changes for the Contract, except as provided for under spousal continuation.  See “Continuation After Death – Spouse” below.  This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.

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If the Joint LifePay rider is in the Growth Phase, and the Annuity Start Date is reached, the Joint LifePay rider will enter the Withdrawal Phase and annuity payments will begin.  In lieu of the annuity options under the Contract, you may elect a life only annuity option under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal, provided that, if both spouses are active, payments under the life only annuity option will be calculated using the joint life expectancy table for both spouses.  If only one spouse is active, payments will be calculated using the single life expectancy table for the active spouse.

Withdrawals in a Contract Year that do not exceed the Maximum Withdrawal Amount do not reduce the Maximum Withdrawal Amount.  However, if withdrawals in any Contract Year exceed the Maximum Annual Withdrawal, the withdrawal is considered an “excess withdrawal” and the Maximum Annual Withdrawal will be reduced proportionally.  This means that the Maximum Annual Withdrawal will be reduced by the same proportion as the excess withdrawal is to the Contract Value determined:
•	Before the withdrawal, for the excess withdrawal; and
•	After the withdrawal, for the amount withdrawn up to the Maximum Annual Withdrawal (without regard to the excess withdrawal).

When a withdrawal is taken, the total withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal.  To the extent that the withdrawal taken causes the total withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess.  For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Market Value Adjustment or surrender charges will not be considered.  However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, any surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal and will be included in the proportional adjustment to the Maximum Annual Withdrawal.  See Examples 1 and 2 below for examples of this concept.

Required Minimum Distributions.  Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code are considered withdrawals for purposes of the Joint LifePay rider and will begin the Withdrawal Phase if the Withdrawal Phase has not already started.  Any such withdrawal which exceeds the Maximum Annual Withdrawal for a specific Contract Year, will not be deemed excess withdrawals in that Contract Year for purposes of the Joint LifePay rider, subject to the following:
•
If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year) applicable to the Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count against and reduce any Additional Withdrawal Amount;

•	Withdrawals that exceed the Additional Withdrawal Amount are excess withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•
The Additional Withdrawal Amount is reset to zero at the end of each calendar year and remains at zero until it is reset in January of the following calendar year, even if, pursuant to the Tax Code, the Contract Owner may take a Required Minimum Distribution for that calendar year after the end of the calendar year; and

•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal necessary to satisfy the Required Minimum Distribution for that year (if any).

See Example 3 below.

Investment Advisory Fees.  Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin.  During the Growth Phase such withdrawals reduce the Joint LifePay Base proportionally, and during the Withdrawal Phase these withdrawals are treated as any other withdrawal.

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Lifetime Guaranteed Withdrawal Status.  This status begins on the date the Joint LifePay rider is issued (the “effective date of the Joint LifePay rider”) and continues until the earliest of:
•	The Annuity Start Date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status” below);;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual
•	The surrender of the Contract; or
•
The death of the owner (or first owner in the case of joint owners, or the Annuitant in the case the owner is a non-natural person), unless your active spouse beneficiary elects to continue the Contract.

Joint LifePay Reset Option.  Beginning one year after the Withdrawal Phase begins, you may choose to reset the Maximum Annual Withdrawal, if the Maximum Annual Withdrawal percentage multiplied by the Contract Value would be greater than your current Maximum Annual Withdrawal.  You must elect to reset by a request in a form satisfactory to us.  On the date the request is received (the “Reset Effective Date”), the Maximum Annual Withdrawal will increase to be equal to the Maximum Annual Withdrawal percentage multiplied by the Contract Value on the Reset Effective Date.  The reset option is only available when the Joint LifePay rider is in Lifetime Guaranteed Withdrawal Status.  We reserve the right to limit resets to the Contract anniversary.

After exercising the reset option, you must wait one year before electing to reset again.  We will not accept a request to reset if the new Maximum Annual Withdrawal on the date the request is received would be less than your current Maximum Annual Withdrawal.

If the reset option is exercised, the charge for the Joint LifePay rider will be equal to the charge then in effect for a newly purchased rider but will not exceed the maximum annual charge of 1.50%.  However, we guarantee that the Joint LifePay rider charge will not increase for resets exercised within the first five Contract Years.  See Example 4 below.

Lifetime Automatic Periodic Benefit Status.  If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the Joint LifePay rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal” above.

If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the Joint LifePay rider is in Lifetime Guaranteed Withdrawal Status, the Joint LifePay rider will enter Lifetime Automatic Periodic Benefit Status and you are no longer entitled to make withdrawals.  Instead, under the Joint LifePay rider you will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.

When the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits (including Death Benefits) other than as provided under the Joint LifePay rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal.  The time period for which we will make these payments will depend upon whether one or two spouses are active under the Joint LifePay rider at the time this status begins.  If both spouses are active under the Joint LifePay rider, these payments will cease upon the death of the second spouse, at which time both the Joint LifePay rider and the Contract will terminate without further value.  If only one spouse is active under the Joint LifePay rider, the payments will cease upon the death of the active spouse, at which time both the Joint LifePay rider and the Contract will terminate without value.

If the Maximum Annual Withdrawal exceeds the net withdrawals taken in the Contract Year when the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status (including the withdrawal that results in the Contract Value decreasing to zero), that difference will be paid immediately to the Contract Owner.  The periodic payments will begin on the last day of the first full Contract Year following the date the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.

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You may elect to receive systematic withdrawals, pursuant to the terms of the Contract.  Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly, or annually.  If, at the time the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal.  Such payments will be made on the same payment dates as previously set up if the payments were being made monthly or quarterly.  If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.

Investment Option Restrictions While the Joint LifePay rider is in effect, there are limits on the Funds to which your Contract Value may be allocated.  Contract Value allocated to Funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds.  See “Fixed Allocation Funds Automatic Rebalancing” below.  We have these investment option restrictions to lessen the likelihood we would have to make payments under this rider.  We require this allocation regardless of your investment instructions to the Contract.  The Joint LifePay rider was not issued until your Contract Value was allocated in accordance with these investment option restrictions.  The timing of when and how we apply these investment option restrictions is discussed further below.

Accepted Funds. The currently available Accepted Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds.  We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.

Fixed Allocation Funds The currently available Fixed Allocation Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.

Other Funds.  All Funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

Fixed Allocation Funds Automatic Rebalancing.  If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any LifePay Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds.  Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing.  Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date.  The LifePay Rebalancing Dates occur on:
•	The rider effective date;
•	Each Contract anniversary;
•	Receipt of additional premium;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.

Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract.  However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.”

In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the Joint LifePay rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds.  You should not purchase the Joint LifePay rider if you do not wish to have your Contract Value reallocated in this manner.

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Divorce.  Generally, in the event of a divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits.  In the event of a divorce during Lifetime Guaranteed Withdrawal Status, the Joint LifePay rider continues, and terminates upon the death of the owner (first owner in the case of joint owners, or the Annuitant in the case the owner is a non-natural person).  Although spousal continuation may be available under the Tax Code for a additional spouse, the Joint LifePay rider cannot be continued by the new spouse.  As the result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse.  Any such withdrawal will be considered a withdrawal for purposes of the Maximum Annual Withdrawal amount.  In other words, if a withdrawal incident to a divorce exceeds the Maximum Annual Withdrawal amount, it will be considered an excess withdrawal.  See “Determination of the Maximum Annual Withdrawal”  above.  As noted, in the event of a divorce there is no change to the Maximum Annual Withdrawal and we will continue to deduct charges for the Joint LifePay rider.

In the event of a divorce during Lifetime Automatic Periodic Benefit Status, there will be no change to the periodic payments made.  Payments will continue until both spouses are deceased.

Death of Owner or Annuitant.  The death of the owner (first owner in the case of joint owners, the Annuitant in case of the owner is a non-natural person) during Lifetime Guaranteed Withdrawal Status may cause the termination of the Joint LifePay rider and its charges, depending upon whether one or both spouses are in active status at the time of death, as described below.
•
If both spouses are in active status: If the surviving spouse elects to continue the Contract and becomes the sole owner and Annuitant, the Joint LifePay rider will remain in effect pursuant to its original terms and Joint LifePay coverage and charges will continue.  As of the date the Contract is continued, the Maximum Annual Withdrawal will be set to the greater of the existing Maximum Annual Withdrawal or the Maximum Annual Withdrawal percentage multiplied by the Contract Value on the date the Contract is continued.  Such a reset will not count as an exercise of the Joint LifePay Reset Option, and rider charges will not increase.

•
If the surviving spouse elects not to continue the Contract, Joint LifePay rider coverage and charges will cease upon the earlier of payment of the Death Benefit or notice that an alternative distribution option has been chosen.

•	If the surviving spouse is in inactive status: The Joint LifePay rider terminates and Joint LifePay coverage and charges cease upon proof of death.

Change of Owner or Annuitant.  Other than as a result of spousal continuation, you may not change the Annuitant.  The Joint LifePay rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation by an active spouse, as described above;
•	Change of owner from one custodian to another custodian for the benefit of the same individual;
•
Change of owner from a custodian for the benefit of an individual to the same individual (in order to avoid the owner’s spouse from being designated inactive, the owner’s spouse must be named sole beneficiary under the Contract);

•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided that the additional joint owner is the original owner’s spouse and is active when added as joint owner;
•	For nonqualified Contracts, removal of a joint owner, provided the removed joint owner is active and becomes the primary Contract beneficiary; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner if both were active spouses at the time of the change.

Surrender Charges.  If you elect the Joint LifePay rider, your withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount.  However, once your Contract Value is zero, the periodic payments under the Joint LifePay rider are not subject to surrender charges, nor will these amounts be subject to any other charges under the Contract.

Loans (if available).  The portion of any Contract Value used to pay off an outstanding loan balance will reduce the Joint LifePay Base or Maximum Annual Withdrawal as applicable.  We do not recommend the Joint LifePay rider if loans are contemplated.

Taxation.  For more information about the tax treatment of amounts paid to you under the Joint LifePay rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

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Joint LifePay Partial Withdrawal Amount Examples.  The following are examples of adjustments to the Maximum Annual Withdrawal amount for withdrawals in excess of the Maximum Annual Withdrawal:

Example 1: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal, including surrender and/or MVA charges.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $500 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $300 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $200 of surrender charges and/or MVA charges.  Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, then there is an adjustment to the Maximum Annual Withdrawal.

Total gross withdrawals during the Contract Year are $7,000 ($3,000 + $500 + $1,500 + $300 + $1,500 + $200).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal ($7,000 - $5,000 = $2,000), and the amount of the current gross withdrawal ($1,500 + $200 = $1,700).

If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 3.40% ($1,700 / $50,000) to $4,830 ((1 - 3.40%) * $5,000).

Example 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal.

Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.

If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).

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Example 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.

Assume the Maximum Annual Withdrawal is $5,000.  The RMD for the current calendar year applicable to this Contract is determined to be $6,000.  The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  Total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted.  The amount by which total net withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made.  If total net withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.

Example 4: The Reset Option is utilized.

Assume the Maximum Annual Withdrawal is $5,000 and the Maximum Annual Withdrawal percentage is 5%.

One year after the first withdrawal is taken, the Contract Value has increased to $120,000, and the Reset Option is utilized.  The Maximum Annual Withdrawal is now $6,000 ($120,000 * 5%).

One year after the Reset Option was first utilized, the Contract Value has increased further to $130,000.  The Reset Option is utilized again, and the Maximum Annual Withdrawal is now $6,500 ($130,000 * 5%).

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APPENDIX M - MINIMUM GUARANTEED WITHDRAWAL BENEFIT
(Applicable to Contracts issued in states where LifePay was not available.)

Minimum Guaranteed Withdrawal Benefit (“MGWB”) Rider.  The MGWB rider, marketed under the name, PrincipalGuard Withdrawal Benefit, is an optional benefit which guarantees that if your Contract Value is reduced to zero, you will receive periodic payments.  The amount of the periodic payments is based on the amount in the MGWB Withdrawal Account.  Only premiums added to your Contract during the first two-year period after your rider effective date are included in the MGWB Withdrawal Account.  Any additional premium payments added after the second rider anniversary are not included in the MGWB Withdrawal Account.  Thus, the MGWB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary.

The guarantee provides that, subject to the conditions described below, the amount you will receive in periodic payments is equal to your Eligible Payment Amount adjusted for any prior withdrawals.  Your Eligible Payment Amount depends on when you purchase the MGWB rider and equals:
•	If you purchased the MGWB rider on the Contract Date: your premium payments received during the first two Contract Years; or
•
If you purchased the MGWB rider after the Contract Date: your Contract Value on the rider effective date, including any premiums received that day, and any additional premium payments received during the two-year period commencing on the rider effective date.

To maintain the guarantee, withdrawals in any Contract Year may not exceed 7% of your Eligible Payment Amount adjusted, as defined below.  If your Contract Value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year.  Payments continue until your MGWB Withdrawal Account is reduced to zero.  Please note that before Automatic Periodic Benefit status is reached, withdrawals in excess of the Free Withdrawal Amount will be subject to surrender charges.  Once your Contract reaches Automatic Period Benefit Status, the periodic payments paid under the MGWB rider are not subject to surrender charges.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any withdrawals and transfers between Covered and Excluded Funds.  The MGWB Withdrawal Account is tracked separately for Covered and Excluded Funds.  The MGWB Withdrawal Account equals the sum of:
•	The MGWB Withdrawal Account allocated to Covered Funds; and
•	The lesser of
	o	The MGWB Withdrawal Account allocated to Excluded Funds and
	o	The Contract Value in Excluded Funds

Thus, investing in the Excluded Funds may limit the MGWB Withdrawal Account.  No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.

The Maximum Annual Withdrawal Amount (or “MAW”) is equal to 7% of the Eligible Payment Amount.  Withdrawals from Covered Funds of up to the MAW will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal.  Any withdrawals from Covered Funds greater than the MAW will cause a reduction in the MGWB Withdrawal Account allocated to Covered Funds by the proportion that the excess withdrawal bears to the remaining Contract Value in Covered Funds after the withdrawal of the MAW.  All withdrawals from Excluded Funds will reduce the value of the MGWB Withdrawal Account allocated to Excluded Funds proportionally.  If a single withdrawal involves both Covered and Excluded Funds and exceeds 7%, the withdrawal will be treated as taken first from Covered Funds.

Any withdrawals greater than the MAW will also cause a reduction in the Eligible Payment Amount by the proportion that the excess portion of the withdrawal bears to the Contract Value remaining after withdrawal of the MAW at the time of the withdrawal.  Please see “MGWB Excess Withdrawal Amount Examples” below.

Once your Contract Value is zero, any periodic payments paid under the MGWB rider also reduce the MGWB Withdrawal Account by the dollar amount of the payments.  If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Net transfers from Covered Funds to Excluded Funds will reduce the MGWB Withdrawal Account allocated to Covered Funds proportionally.  The resulting increase in the MGWB Withdrawal Account allocated to Excluded Funds equals the reduction in the MGWB Withdrawal Account for Covered Funds.

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Net transfers from Excluded Funds to Covered Funds will reduce the MGWB Withdrawal Account allocated to Excluded Funds proportionally.  The resulting increase in the MGWB Withdrawal Account allocated to Covered Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Excluded Funds and the net Contract Value transferred.

You should not make any withdrawals if you wish to retain the option to elect the Step-Up Benefit (see below).

The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments.  It does not represent a Contract Value, nor does it guarantee performance of the Subaccounts in which you are invested.  It will not affect your annuitization, surrender and Death Benefits.

Guaranteed Withdrawal Status.  You may continue to make withdrawals in any amount permitted under your Contract so long as your Contract Value is greater than zero.  See “WITHDRAWALS.”  However, making any withdrawals in any year greater than the MAW will reduce the Eligible Payment Amount and payments under the MGWB rider by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal.  The MGWB rider will remain in force and you may continue to make withdrawals each year so long as:
•	Your Contract Value is greater than zero;
•	Your MGWB Withdrawal Account is greater than zero;
•	You have not reached your latest allowable Annuity Start Date;
•	You have not elected to annuitize your Contract; and
•	You have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract or surrendered the Contract.

The standard Contract provision limiting withdrawals to no more than 90% of the Cash Surrender Value is not applicable under the MGWB rider.

Automatic Periodic Benefit Status.  Under the MGWB rider, in the event your Contract Value is reduced to zero, your Contract is given Automatic Periodic Benefit Status, if:
•	Your MGWB Withdrawal Account is greater than zero;
•	You have not reached your latest allowable Annuity Start Date;
•	You have not elected to annuitize your Contract; and
•	You have not died, changed the ownership of the Contract or surrendered the Contract.

Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next Contract anniversary until the earliest of:
•	Your Contract’s latest Annuity Start Date;
•	The death of the owner; or
•	Your MGWB Withdrawal Account is exhausted.

These payments are equal to the lesser of the remaining MGWB Withdrawal Account or the MAW.  We will reduce the MGWB Withdrawal Account by the amount of each payment.  Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract, the Contract will not provide any benefits except those provided by the MGWB rider, and all other riders terminate.  Your Contract will remain in Automatic Periodic Benefit Status until the earliest of:
•	Payment of all MGWB periodic payments;
•	Payment of the Commuted Value (defined below); or
•	The owner’s death.

On the Contract’s latest Annuity Start Date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining.  We may, at our option, extend your Annuity Start Date in order to continue the MGWB periodic payments.  The Commuted Value is the present value of any then-remaining MGWB periodic payments at the current interest rate plus 0.50%.  The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments.  Once we pay you the last MGWB periodic payment or the Commuted Value, your Contract and the MGWB rider terminate.

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Reset Option.  Beginning on the fifth Contract anniversary following the rider effective date, if the Contract Value is greater than the MGWB Withdrawal Account, you may choose to reset the MGWB Rider.  The effect will be to terminate the existing MGWB Rider and add a new MGWB Rider (“New Rider”).  The MGWB Withdrawal Account under the New Rider will equal the Contract Value on the date the New Rider is effective.  The charge for the MGWB under the New Rider will increase to the maximum annual charge of 1.00%.  The Reset Option can only be elected on Contract anniversaries.  If you elect the Reset Option, the Step-Up benefit is not available.

Step-Up Benefit.  If the rider effective date is the same as the Contract Date, beginning on the fifth Contract anniversary following the rider effective date, if you have not made any previous withdrawals, you may elect to increase the MGWB Withdrawal Account, the adjusted Eligible Payment Amount and the MAW by a factor of 20%.  This option is available whether or not the Contract Value is greater than the MGWB Withdrawal Account.  If you elect the Step-Up Benefit:
•	We reserve the right to increase the charge for the MGWB Rider up to a maximum annual charge of 1.00% of Contract Value; and
•	You must wait at least five years from the Step-Up date to elect the Reset Option.

The Step-Up Benefit may be elected only one time under the MGWB Rider.  Election of the Step-Up Benefit is limited to Contract anniversaries only.  Please note that if you have a third party investment adviser who charges a separate advisory fee, and you have chosen to use withdrawals from your Contract to pay this fee, these will be treated as any other withdrawals, and the Step-Up Benefit will not be available.

Death of Owner

Before Automatic Periodic Benefit Status.  The MGWB rider terminates on the first owner’s date of death (death of Annuitant, if the owner is a non-natural person), but the Death Benefit is payable.  However, if the beneficiary is the owner’s spouse, the spouse elects to continue the Contract, and the Contract Value steps up to the minimum guaranteed Death Benefit, the MGWB Withdrawal Account and MAW are also reset.  The MGWB charge will continue at the existing rate.  Reset upon spousal continuation does not affect any then existing Reset Option.

During Automatic Periodic Benefit Status.  The Death Benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments.

Purchase.  To purchase the MGWB rider, you must have been age 80 or younger on the rider effective date.  The MGWB rider must have been purchased on the Contract Date.  If the rider was not yet available in your state, the Company may in its discretion allowed purchase of this rider during the 30-day period preceding the first Contract anniversary after the date of state approval.

Minimum Guaranteed Withdrawal Benefit Rider Charge:1
As an Annual Charge[2]	As a Quarterly Charge	Maximum Annual Charge if Step-Up Benefit Elected[3]
0.45% of Contract Value	0.1125% of Contract Value	1.00% of Contract Value

[1]
We deduct optional rider charges from the Subaccounts in which you are invested on each quarterly contract anniversary and proportionally on termination of the Contract; if the value in the Subaccounts is insufficient, the optional rider charges will be deducted from the Fixed Interest Option(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.

[2]	If you choose to reset the MGWB Rider the charge for the MGWB will increase to an annual charge of 1.00% of contract value. Please see “Minimum Reset Option” above.
[3]
If your rider was issued prior to May 1, 2005 and you elect the Step-Up Benefit, we will increase the charge for the MGWB rider to the maximum annual charge of 1.00% of contract value.  Please see “Step-Up Benefit” above.

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MGWB Excess Withdrawal Amount Examples.  The following are examples of adjustments to the MGWB Withdrawal Account and the Maximum Annual Withdrawal Amount for Transfers and Withdrawals in Excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawals Amount”):

Example #1: Owner has invested only in Covered Funds

Assume the Contract Value before the withdrawal is $100,000 and is invested in Covered Funds only, the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $120,000, and a withdrawal of $10,000 is made.  The effect of the withdrawal is calculated as follows:

The new Contract Value is $90,000 ($100,000 - $10,000).

The Excess Withdrawal Amount is $3,000 ($10,000 - $7,000).

The Covered Withdrawal Account is first reduced dollar-for-dollar by the portion of the withdrawal up to the MAW to $113,000 ($120,000 - $7,000), and is then reduced proportionally based on the ratio of the Excess Withdrawal Amount to the Contract Value (after being reduced for the withdrawal up to the MAW) to $109,354.84 ($113,000 * (1 - $3,000 / $93,000)).

The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the Contract Value (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)).  The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether Contract Value is allocated to Covered or Excluded Funds.  The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).

Example #2: Owner has invested only in Excluded Funds

Assume the Contract Value before the withdrawal is $100,000 and is invested in Excluded Funds only, the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $120,000, and a withdrawal of $10,000 is made.  The effect of the withdrawal is calculated as follows:

The new Contract Value is $90,000 ($100,000 - $10,000).

The Excess Withdrawal Amount is $3,000 ($10,000 - $7,000).
The Excluded Withdrawal Account is reduced proportionally based on the ratio of the entire amount withdrawn to the Contract Value (before the withdrawal) to $108,000 ($120,000 * (1 - $10,000 / $100,000)).

The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the Contract Value (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)).  The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether Contract Value is allocated to Covered or Excluded Funds.  The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).

Example #3: Owner has invested in both Covered and Excluded Funds

Assume the Contract Value  before the withdrawal is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds.  Further assume that the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $45,000, and a withdrawal is made of $10,000 ($8,000 from Covered Funds and $2,000 from Excluded Funds).

The new Contract Value for Covered Funds is $52,000 ($60,000 - $8,000), and the new Contract Value for Excluded Funds is $38,000 ($40,000 - $2,000).

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The Covered Withdrawal Account is first reduced dollar-for-dollar by the lesser of the MAW ($7,000) and the amount withdrawn from Covered Funds ($8,000) to $68,000 ($75,000 - $7,000), and is then reduced proportionally based on the ratio of any Excess Withdrawal Amount from Covered Funds to the Contract Value in Covered Funds (after being reduced for the withdrawal up to the MAW) to $66,716.98 ($68,000 * (1 – $1,000 / $53,000).

The Excluded Withdrawal Account is reduced proportionally based on the ratio of the amount withdrawn from Excluded Funds to the Contract Value in Excluded Funds (prior to the withdrawal) to $42,750 ($45,000 * (1 - $2,000 / $40,000)).

The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the Contract Value (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)).  The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether Contract Value is allocated to Covered or Excluded Funds.  The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).

Example #4: Owner transfers Funds from Excluded Funds to Covered Funds

Assume the Contract Value  before the transfer is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds.  Further assume that the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $45,000, and a transfer is made of $10,000 from Excluded Funds to Covered Funds.

The new Contract Value for Covered Funds is $70,000 ($60,000 + $10,000), and the new Contract Value for Excluded Funds is $30,000 ($40,000 - $10,000).

The Excluded Withdrawal Account is reduced proportionally based on the ratio of the amount transferred from Excluded Funds to the Contract Value in Excluded Funds (prior to the transfer) to $33,750 ($45,000 * (1 - $10,000 / $40,000)).

The Covered Withdrawal Account is increased by the lesser of the reduction of the Excluded Withdrawal Account of $11,250 ($45,000 - $33,750) and the actual amount transferred of $10,000.  Thus, the Covered Withdrawal Account is increased to $85,000 ($75,000 + $10,000).

Example #5: Owner transfers Funds from Covered Funds to Excluded Funds

Assume the Contract Value before the transfer is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds.  Further assume that the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $45,000, and a transfer is made of $10,000 from Covered Funds to Excluded Funds.

The new Contract Value for Covered Funds is $50,000 ($60,000 - $10,000), and the new Contract Value for Excluded Funds is $50,000 ($40,000 + $10,000).

The Covered Withdrawal Account is reduced proportionally based on the ratio of the amount transferred from Covered Funds to the Contract Value in Covered Funds (prior to the transfer) to $62,500 ($75,000 * (1 - $10,000 / $60,000)).

The Excluded Withdrawal Account is increased by the reduction of the Covered Withdrawal Account of $12,500 ($75,000 - $62,500) to $57,500 ($45,000 + $12,500).

M-5

APPENDIX N – STATE VARIATIONS

This APPENDIX N contains important state specific variations for Contracts issued in Massachusetts, Washington and
Oregon.  The prospectus and this APPENDIX N provide a general description of the Contract, so please see your Contract, any endorsements, and riders for the details.

For Contracts issued in the Commonwealth of Massachusetts, the following provisions apply:
•	The Fixed Interest Division is not available;
•	Loans under 403(b) contracts are not available; and
•	The Waiver of Surrender Charge for Extended Medical Care or Terminal Illness is not available.

For Contracts issued in the State of Washington, the following provisions apply:
•	The Fixed Account is not available;
•	The Minimum Guaranteed Income Benefit (“MGIB”) Rider Charge is only deducted from the Subaccounts in which you are invested. No deduction will be made from the Fixed Interest Option; and
•
The following describes the Death Benefit options for Contracts issued in the State of Washington on or before April 30, 2009.  Other than as described below, please see the prospectus for a full description of your Death Benefit options and other Contract features.

We use the Base Death Benefit to help determine the minimum Death Benefit payable under each of the Death Benefit options described below.  You do not elect the Base Death Benefit.  The Base Death Benefit is equal to the greater of:
•	The Contract Value; and
•	The Cash Surrender Value.

The Standard Death Benefit equals the greatest of:
•	The Base Death Benefit;
•	The Floor; and
•	The Standard Minimum Guaranteed Death Benefit.

The Floor for the Death Benefit is the total premium payments made under the Contract reduced by a proportional adjustment for any withdrawal.

The Standard Minimum Guaranteed Death Benefit equals the initial premium payment, increased by premium payments after issue, and reduced by a proportional adjustment for any withdrawal.

Enhanced Death Benefit Options.  Under the Enhanced Death Benefit options, if you die before the Annuity Start Date, your beneficiary will receive the greater of the Standard Death Benefit and the Enhanced Death Benefit option elected.  For purposes of calculating the 5.5% Solution Enhanced Death Benefit and the Max 5.5 Enhanced Death Benefit, certain Funds, and the Fixed Interest Division are designated as “Special Funds.”

The following investment options are designated as Special Funds: the Voya Government Liquid Assets Portfolio and the Fixed Interest Division.

The ProFunds VP Rising Rates Opportunity Portfolio is also a Special Fund but was closed to new allocations effective April 30, 2007.  For Contracts issued prior to September 2, 2003, however, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.

The Voya Limited Maturity Bond Portfolio is a Special Fund but was closed to new allocations effective March 12, 2004.

For Contracts issued on or after May 1, 2003, but prior to August 21, 2006, the Voya Intermediate Bond Portfolio is designated as a Special Fund.  As of July 11, 2014, the Voya Intermediate Bond Portfolio was re-designated as a Covered Fund for all current and future investments.

N-1

We may, with 30 days’ notice to you, designate any Fund as a Special Fund on existing Contracts with respect to new premiums added to such Fund and also with respect to new transfers to such Fund.  Selecting a Special Fund may limit or reduce the 5.5% Max Enhanced Death Benefit.

For the period during which a portion of the Contract Value is allocated to a Special Fund, we may, at our discretion, reduce the Base Contract Expense attributable to that portion of the Contract Value.  The reduced Base Contract Expense will be applicable only during that period.

The 5.5% Solution is not available as a standalone Death Benefit, but the calculation is used to determine the Max 5.5 Enhanced Death Benefit.

The 5.5% Solution Enhanced Death Benefit equals the greatest of:
•	The Standard Death Benefit;
•	The floor; and
•	The sum of the Contract Value allocated to Special Funds and the 5.5% Solution Minimum Guaranteed Death Benefit for Non-Special Funds.

For Contracts issued on or after April 11, 2000, the 5.5% Solution Minimum Guaranteed Death Benefit for Special and Non-Special Funds equals premiums, adjusted for withdrawals and transfers, accumulated at 5.5% until the attainment of age 80 and thereafter at 0%, subject to a floor as described below.  For Contracts issued before April 11, 2000, the 5.5% Solution Minimum Guaranteed Death Benefit allows for accumulation to continue beyond age 80, subject to the cap.  Please see your Contract for details regarding the terms of your Death Benefit.

Withdrawals of up to 5.5% per year of cumulative premiums are referred to as special withdrawals.  Special withdrawals reduce the 5.5% Solution Minimum Guaranteed Death Benefit by the amount of Contract Value withdrawn.  For any other withdrawals (withdrawals in excess of the amount available as a special withdrawal), a proportional adjustment to the 5.5% Solution Minimum Guaranteed Death Benefit is made.  The amount of the proportional adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where:
(a)	Is the 5.5% Solution Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal;
(b)	Is the Contract Value of the withdrawal; and
(c)	Is the Contract Value allocated to Non-Special Funds before the withdrawal.

The amount of the proportional adjustment for withdrawals from Special Funds will equal (a) times (b) divided by (c): where:
(a)	Is the 5.5% Solution Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal;
(b)	Is the Contract Value of the withdrawal; and
(c)	Is the Contract Value allocated to Special Funds before the withdrawal.

Transfers from Special to Non-Special Funds will reduce the 5.5% Solution Minimum Guaranteed Death Benefit for Special Funds proportionally.  The resulting increase in the 5.5% Solution Minimum Guaranteed Death Benefit in Non-Special Funds will equal the lesser of the reduction in the 5.5% Solution Minimum Guaranteed Death Benefit in Special Funds and the Contract Value transferred.

Transfers from Non-Special to Special Funds will reduce the 5.5% Solution Minimum Guaranteed Death Benefit in Non-Special Funds proportionally.  The resulting increase in the 5.5% Solution Minimum Guaranteed Death Benefit for Special Funds will equal the reduction in the 5.5% Solution Minimum Guaranteed Death Benefit for Non-Special Funds.

N-2

The floor for the 5.5% Solution Enhanced Death Benefit is determined by the same calculations described above for the 5.5% Solution Minimum Guaranteed Death Benefit except as follows: if you transfer Contract Value to a Special Fund, the minimum floor will not be reduced by the transfer.  Instead, a portion of the floor (equal to the percentage of Contract Value transferred) just prior to the transfer will be frozen (with 0% additional growth) unless the Contract Value is transferred back to the Non-Special Funds.  Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the 5.5% annual effective rate as described above, subject to the age limit described above.  Similarly, for Contract Value allocated directly to Special Funds, that portion of the floor will be the Contract Value allocated and will not accumulate while invested in Special Funds.  Withdrawals will reduce the floor as described for the minimum guaranteed Death Benefit above.  Your Death Benefit will be the greater of the floor and the Death Benefit determined as described above.

The Annual Ratchet Enhanced Death Benefit equals the greater of:
•	The Standard Death Benefit; and
•	The Annual Ratchet Minimum Guaranteed Death Benefit.

The Annual Ratchet Minimum Guaranteed Death Benefit equals:
•	The initial premium payment;
•	Increased dollar for dollar by any premium added after issue:
•
Adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit from the prior anniversary (adjusted for new premiums and partial withdrawals) and the current Contract Value.

Withdrawals reduce the Annual Ratchet Minimum Guaranteed Death Benefit proportionally, based on the amount withdrawn.  The amount of the proportional adjustment for withdrawals will equal (a) times (b) divided by (c) where:
(a)	Is the Annual Ratchet Minimum Guaranteed Death Benefit prior to the withdrawal;
(b)	Is the Contract Value of the withdrawal; and
(c)	Is the Contract Value before withdrawal

The Max 5.5 Enhanced Death Benefit equals the greater of the 5.5% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit.  Under this Death Benefit option, the 5.5% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit.

In all cases described above, the amount of the Death Benefit could be reduced by premium taxes owed and withdrawals not previously deducted.  The enhanced Death Benefits may not be available in all states.

Death Benefit for Excluded Funds

We will be designating certain Funds as “Excluded Funds.”  Excluded Funds will include certain Funds that, due to their volatility, will be excluded from the Death Benefit guarantees that might otherwise be provided.  We may add new Funds as Excluded Funds.  We may also reclassify an existing portfolio as an Excluded Fund or remove such classification upon 30 days’ notice to you.  Such reclassification will apply only to amounts transferred or otherwise added to such portfolio after the effective date of the reclassification.  Investment in Excluded Funds will impact your Death Benefit.

For the period of time, and to the extent, that you allocate premium or Contract Value to Excluded Funds, your Death Benefit attributable to that allocation will equal the Contract Value of that allocation.  Any guarantee of Death Benefit in excess of Contract Value otherwise provided with regard to allocations to Non-Excluded Funds, does not apply to allocations to Excluded Funds.  The Death Benefit provided under the Contract may be reduced to the extent that you allocate premium or Contract Value to Excluded Funds.

Transfers from Excluded Funds to Non-Excluded Funds will reduce all Death Benefit components for Excluded Funds proportionally.  Except with respect to any maximum guaranteed Death Benefit, the resulting increase in the Non-Excluded Funds Death Benefit component will equal the lesser of the reduction in the Death Benefit for Excluded Funds and the Contract Value transferred.  With respect to the maximum guaranteed Death Benefit, where applicable, the resulting increase in the Non-Excluded Funds maximum guaranteed Death Benefit will equal the reduction in the maximum guaranteed Death Benefit for Excluded Funds.

N-3

Transfers from Non-Excluded Funds to Excluded Funds will reduce the Non-Excluded Funds Death Benefit components proportionally.  The resulting increase in the Death Benefit components of Excluded Funds will equal the reduction in the Non-Excluded Funds Death Benefit components.

The charges, fees and expenses are as described in the prospectus for the applicable variable annuity Contract with the exception of the charge for the Max 5.5 Enhanced Death Benefit.  The charge for the Max 5.5 Enhanced Death Benefit elected is 0.25%.

For Contracts issued in the State of Oregon:
The Annuity Start Date must be:
•	At least nine years from the Contract Date or the ninth contract anniversary following the most recent premium payment, if later; and
•	Before the month end of the month immediately following the Annuitant’s 90th birthday or ten years from the Contract Date, if later.
•
If it is necessary to deduct the annual administrative charge from your Fixed Interest Division allocations, such deduction will be limited to the amount of interest credited to such allocation(s) in excess of the minimum guaranteed interest rate of 3%; and

•	A surrender charge will not be deducted when you surrender the Contract on the Annuity Start Date.

N-4

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”) that includes the financial statements and the related notes to financial statements for the Company and for Separate Account B and additional information about the Company, Separate Account B and the Contracts has been filed with the SEC.  It is available without charge on request.  To obtain a copy of the SAI or inquire about your Contract, write to Customer Service at P.  O.  Box 9271, Des Moines, Iowa 50306-9271 or call 1-800-366-0066.  The SAI is included in this prospectus by reference.

Reports and other information about the Contract, the Company and the Separate Account are also available on the SEC’s website at http://www.sec.gov, and that copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.  When looking for information regarding the Contracts offered through this prospectus on the SEC’s website, you may find it useful to use the number assigned to the registration statement under the Securities Act of 1933.  This number is 333-28755.

GoldenSelect Premium Plus®, Contract I.D. C00002509	April 30, 2021

Venerable Insurance and Annuity Company
GoldenSelect Fleet Premium Plus®
April 30, 2021, Prospectus

This prospectus describes GoldenSelect Fleet Premium Plus®, a group and individual deferred combination variable and fixed annuity contract (the “Contract” or the “Contracts”) issued by Venerable Insurance and Annuity Company (the “Company,” “we,” “us” and “our”) through Separate Account B (the “Separate Account”).  The Contract has not been offered for new sales since before May 1, 2003, and this prospectus describes the features and benefits of the Contract applicable to existing Contract Owners.

The Contract provides a means for the Contract Owner (“you” and “your”), to allocate your Contract Value to one or more available investment options, which include:
•	Subaccounts of the Separate Account, each which invests in an underlying mutual fund (the “Funds”) – See APPENDIX A for more information about the Funds available through the Contract; and
•
Fixed interest allocation options, which may have various guaranteed interest periods (“Fixed Interest Options”) See APPENDIX B and APPENDIX C for more information about the Fixed Interest Options that may be available through the Contract ..

Your Contract Value will vary daily to reflect the investment performance of the Subaccount(s) you select and any interest credited to your allocations to the Fixed Interest Options.  For Contracts sold in some states, not all Funds or Fixed Interest Options may be available.

This prospectus provides information that you should know before investing and should be kept for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the shareholder reports for the Funds available through your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Company electronically by writing to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or calling 1-800-366-0066.

You may elect to receive all future reports in paper free of charge.  You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling us at 1-800-366-0066.  Your election to receive reports in paper will apply to all Funds in which you choose to invest.

Your existing annuity may be subject to fees or penalties on surrender.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.  Additional information about certain investment products, including variable annuities, has been prepared by the staff of the SEC and is available at Investor.gov.

Allocations to a Subaccount investing in a Fund are not bank deposits and are not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.  The Contract is subject to investment risk, including the possible loss of the principal amount invested.

2

SPECIAL TERMS

The following terms have special meaning and are used throughout this prospectus.   Other special terms are generally defined in the sections where those terms appear.

Annuitant	The person designated by you to be the measuring life in determining annuity payments.
Annuity Start Date	The date you start receiving annuity payments under your Contract.
Cash Surrender Value	The amount you receive when you surrender the Contract.
Claim Date	The date on which we calculate the value of the Death Benefit, which is the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork.
Contract
The legal agreement between the Contract Owner(s) and the Company that governs the terms of the GoldenSelect Fleet Premium Plus variable annuity.  The Contract has two phases:
• The accumulation phase (the period between the Contract Date and the Annuity Start Date) during which the Contract Value may vary according to the investment experience of the Subaccounts of the Separate Account; and
• The payout phase (which begins on the Annuity Start Date) during which you receive regular annuity payments from the Contract).

Contract Date	The date the Contract became effective.
Contract Owner(s)	The person(s) or entity with all of the rights and options available through the Contract. Throughout this prospectus we use “you” and “your” to refer to the Contract Owner(s).
Contract Value	The total value of your investment in the Subaccounts of the Separate Account and the Fixed Interest Options available through the Contract.
Contract Year	The time period between each anniversary of the Contract Date.
Death Benefit	The amount paid to your designated beneficiaries upon your death. The Contract has a standard Death Benefit and optional enhanced Death Benefits.
Fixed Interest Options
Investment options that earn a stated amount of interest for a specified period of time (until its maturity date).  A withdrawal from a Fixed Interest Option more than 30 days before its maturity date may be subject to Market Value Adjustment.

Free Withdrawal Amount	The percentage of Contract Value that may be withdrawn from the Contract each year without incurring a surrender charge.
Funds	The underlying mutual funds in which the Subaccounts invest.
Market Value Adjustment	An adjustment to the Contract Value for transfers or withdrawals from a Fixed Interest Option more than 30 days from its maturity date. The adjustment may be positive, negative or have no effect.
Optional Benefits	Various features and benefits that you were able to choose to add to your Contract, typically when you applied for the Contract and for an additional cost.
Separate Account
Separate Account B, which is separate investment account of the Company that supports the Contract.  It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).  We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Subaccounts	Divisions of the Separate Account, each which invests exclusively in one underlying Fund. The value of each Subaccount will vary with the performance of its underlying Fund.

3

KEY INFORMATION

Important information you should consider about the Contract:

FEES AND EXPENSES
Charges for Early Withdrawals
If you withdraw money from or surrender the Contract within nine (9) years following a premium payment, you may be assessed a surrender charge.   The surrender charge is a percentage of the premium withdrawn or surrendered, and the maximum surrender charge is 8% of each premium payment withdrawn or surrendered.   For example, if you make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 premium payment.  See “Surrender Charge” for more information.

Transaction Charges
In addition to surrender charges, there may be an additional charge if:
• You transfer Contract Value between Subaccounts;
• You request that withdrawal proceeds be mailed for overnight delivery;
• State or local premium taxes become due; or
• You take a 403(b) Plan Loan.
See “Charges Deducted from the Contract Value.”

Ongoing Fees and Expenses (annual amounts)
Minimum and Maximum Annual Fee Table.  The table below describes the fees and expenses that you may pay each year, depending on the options you choose.   Refer to your Contract schedule pages for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract	1.46%[1]	1.51%[1]
	Investment options (Fund fees and expenses)	0.53%[2]	1.50%[2]
	Optional Benefits available for an additional charge (for one optional benefit, if elected)	0.30%[3]	1.50%[3]
See “Charges Deducted from the Subaccounts” and “Optional Rider Charges” for more information.
Because your Contract is customizable, the choices you make affect how much you will pay.   To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.   This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,781	Highest Annual Cost: $4,203
Assumes:
• Investment of $100,000;
• 5% annual appreciation;
• Least expensive Contract and Fund fees and expenses;
• No Optional Benefits;
• No sales charges; and
• No additional purchase payments, transfers, or withdrawals.

Assumes:
• Investment of $100,000;
• 5% annual appreciation;
• Most expensive Contract and combination of Optional Benefits and Fund fees and expenses;
• No sales charges; and
• No additional purchase payments, transfers, or withdrawals.

1
As a percentage of Account Value in each Subaccount.  This fee includes the Mortality and Expense Risk Charge (0.1.25% for contracts issued before May 2002, and 1.30% thereafter) and the 0.15% Annual Asset Based Administrative Charge as described in the Contract and in prior prospectuses and the $40 Annual Administrative Fee converted into an annual percentage equal to  0.059%.  The Annual Administrative Fee is waived if your total premium payments are $100,000 or more or if your Contract Value at the end of a Contract Year is $100,000 or more.  The minimum amount reflects this waiver, while the maximum amount does not.  Additionally, the minimum amount reflects the lower Mortality and Expense Risk Charge and the maximum amount reflects the higher Mortality and Expense Risk Charge.  See OVERVIEW OF THE CONTACT for a list of the various Contract categories.

2	As a percentage of Fund assets.
3	As a percentage of Contract Value or Benefit Base depending on the optional benefit elected.

4

RISKS See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” for more information
Risk of Loss	You can lose money investing in the Contract, including loss of principal.
Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate if you need ready access to cash.

Surrender charges apply for up to nine years after each premium payment.   They will reduce the value of your Contract if you withdraw money from or surrendered your Contract during that time.   A Market Value Adjustment may also apply for withdrawals or surrenders from the Fixed Interest Options before the end of its guaranteed interest period.   The benefits of tax deferral and living benefit protections also mean the Contract is more beneficial to investors with a long-term investment time horizon.

Risks Associated with the Investment Options
An investment in the Contract is subject to the risk of poor investment performance of the investment options you choose.

Each available Fund and Fixed Interest Option has its own unique risks, and you should review information about each investment option, including the Fund prospectuses, before making an investment decision.

The Funds you choose may impact the benefits under the Optional Benefits you chose.  See “LIVING BENEFIT RIDERS for more information.

Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract, including those related to any Fixed Interest Option, are subject to the financial strength and claims paying ability of the Company.   If the Company experiences financial distress, it may not be able to meet its obligations to you.   More information about the Company, including its financial strength, is available on request by calling Customer Service at 1-800-366-0066.

RESTRICTIONS
Investment Options
There may be a $25 charge for each transfer between Subaccounts after the first 12 in a Contract Year.  See “Charges Deducted from the Contract Value” for more information.

We reserve the right to close or remove Funds to future investment and to substitute Funds that are available under the Contract.   Additionally, we may restrict or limit the Guaranteed Interest Periods that are available under the Fixed Interest Options.  See “Addition, Deletion or Substitution of Subaccounts and Other Changes” for more information.

The Contract is not designed to serve as a vehicle for frequent transfers.  We monitor for excessive trading and reserve the right to limit the number of transfers you may make between investment options and may otherwise modify or terminate transfer privileges.   We may also suspend electronic trading privileges for those that are found to have violated our Excessive Trading Policy.  See “TRANSFERS AMONG YOUR INVESTMENTS-Excessive Trading Policy” for more information.

Optional Benefits
We may restrict or limit amounts that may be allocated to certain Funds.  Additionally, for many Optional Benefits we categorize Funds according to volatility, and investment in Funds outside of certain categories can have a negative impact those Optional Benefits.  We may change a category into which a Fund is placed in the future.  See “LIVING BENEFIT RIDERS” for more information.

A withdrawal may terminate or reduce the value of an optional living or death benefit by more than the amount of the withdrawal because withdrawals can reduce a benefit on a proportional basis.  A proportional reduction is based on the change in Contract Value resulting from the withdrawal, not the amount withdrawn.  See “OPTIONAL LIVING BENEFIT RIDERS” and “DEATH BENEFIT CHOICES” for more information.

Once elected, an Optional Benefit generally cannot be cancelled separately from the Contract.  None of the Optional Benefits are currently available for election.   See “DEATH BENEFIT CHOICES” for more information.

5

TAXES See “TAX CONSIDERATIONS” for more information.
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.

If you purchased the contract through a tax-qualified retirement plan or individual retirement account (“IRA”) you do not get any additional tax deferral.

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may pay a 10% penalty tax for withdrawals and surrenders before age 59 ½.

CONFLICTS OF INTEREST See “Selling the Contract” for more information.
Investment Professional Compensation
Although the Contracts are no longer offered for new sales, firms and their registered representatives that sold the Contract may receive commissions on additional premium payments and may also be paid trail commissions for past sales activity based on the values of Contracts sold through the firm.  This compensation is not paid directly by Contract Owners or the Separate Account.  This compensation may have influenced your investment professional to offer or recommend the Contract over another investment and could influence your investment professional to recommend keeping the Contract.

Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the Contract you already own.   You should only exchange your Contract if you determine, after comparing the features, benefits, fees, and risks of both contracts, that it is preferable for you to exchange your Contract for a new contract rather than to continue to own your existing Contract.

OVERVIEW OF THE CONTRACT

Categories of the Contract

Your available death benefits, optional rider benefits and Base Contract Charge may depend on the category of Contract that you own.  There are five categories of Contracts covered by this prospectus:
1.
May-2002 Contracts  (Discussed in the body of this Prospectus).  Contracts purchased on or after May 1, 2002, which offer four death benefit options, including the Annual Ratchet Enhanced Death Benefit to age 90, offer an earnings multiplier benefit  option, and under which the determination of benefits when there are allocations to Special Funds is the same as the Special Funds "Floor," but all withdrawals are pro-rata (as available in the state of issue at the time of purchase);

2.
May-2001 Contracts  (Discussed in APPENDICES G and I).  Contracts purchased on or after May 1, 2001, which offer four death benefit options, including the Annual Ratchet Enhanced Death Benefit to age 90, offer an earnings multiplier benefit option, and under which the determination of benefits when there are allocations to Special Funds is based on the better of the original May-2001 benefit calculation and the Special Funds "Floor" (as available in the state of issue at the time of purchase);

3.
Yr-2001 Contracts  (Discussed in APPENDICES G and I).  Contracts purchased on or after January 2, 2001, which offer four death benefit options, including the Annual Ratchet Enhanced Death Benefit to age 90, and under which the determination of benefits when there are allocations to Special Funds is based on the better of the original Yr-2001 benefit calculation and the Special Funds "Floor" (as available in the state of issue at the time of purchase);

4.
Yr-2000 contracts  (Discussed in APPENDICES F and H).  Contracts purchased on or after February 1, 2000, which offer four death benefit options, including the Max 7 Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit to age 80 (as available in the state of issue at the time of purchase).

5.
Pre-2000 contracts  (Discussed in APPENDICES F and H).  Contracts purchased before February 1, 2000, and Contracts purchased on or after February 1, 2000, which offer three death benefit options (as available in the state of issue at the time of purchase).

6

Purposes of the Contract

The Contract is no longer available for new purchasers.  The Contract was available in connection with certain retirement arrangements that qualified for special federal income tax treatment (“qualified Contracts”) under the Internal Revenue Code of 1986, as amended (the “Tax Code”), as well as those that did not qualify for such special tax treatment (“nonqualified Contracts”).
The Contract has two principal phases:
•
The accumulation phase is the period between the date the Contract became effective (the “Contract Date”) and the date you start receiving annuity payments under your Contract (the “Annuity Start Date”).  During the accumulation phase your Contract Value may grow or decrease depending on the performance of the investment options you have selected; and

•
The income phase begins on the Annuity Start Date and is the period during which you receive regular annuity payments from your Contract according to the annuity option you choose.  Once you begin receiving annuity payments, you will not be able to take additional withdrawals, the Contract’s living benefits terminate and the Death Benefit, if any, will be as provided under the annuity option selected.

During the accumulation phase the Contract gives you the potential to grow your assets by allocating your Contract Value to one or more of the available investment options, which include:
•
Funds, which are available through an investment in the corresponding Subaccount of the Separate Account.  See APPENDIX A for more information about each available Fund, including its investment objective, adviser and subadviser(s), if any, current expenses, and performance; and

•
Fixed Interest Options, which may have various guaranteed interest periods, and provide a way to earn a fixed rate of interest.  The available Fixed Interest Options may vary by state of issue.  See APPENDIX B, APPENDIX C, and your Contract for more information.

The Contract also has various other features and benefits that may be available at an additional cost and that are summarized below.

Withdrawal Benefits.  The following three types of withdrawals are currently available under the Contract during the accumulation phase:
•	Regular withdrawals, which must be at least $100, may be subject to surrender charges and a Market Value Adjustment;
•	Systematic withdrawals, which may be a fixed amount or a percentage of premiums not previously withdrawn, may be taken monthly, quarterly, or annually;
•	IRA withdrawals, which are available under a non-Roth IRA Contract, allow for withdrawals necessary to comply with the minimum distribution requirements under the Tax Code.

See the “WITHDRAWALS” section for more information

Annuity Options.  Various annuity options are available during the income phase of the Contract that allow for payments:
•	For the life of the Annuitant;
•	For a fixed number of years;
•	For the life of the annuitant with payments guaranteed for a fixed number of years;
•	For the lives of two persons; or
•	According to another annuity option we may make available.

See “ANNUITY OPTIONS” section for more information

Death Benefits.  The Contract has a Standard Death Benefit and the following three optional Death Benefits were available, each which have the potential to enhance the Standard Death Benefit:
•	Annual Ratchet Enhanced Death Benefit;
•	7% Solution Enhanced Death Benefit; and
•	Max 7 Enhanced Death Benefit.

The applicable death benefit is paid when either the Contract Owner or the first joint of owners or the Annuitant (when the Contract owner is not an individual) dies before the Annuity Start Date.  See the “DEATH BENEFIT” section for more information.

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Additionally, the Earnings Multiplier Benefit Rider, if elected, enhances the applicable death benefit equal to a certain percentage of gain in the Contract, adjusted for withdrawals.

Optional Living Benefits.  Living benefit riders were available with the Contract, and they each offered a level of protection against the investment risks with your Contract:
•	Minimum Guaranteed Accumulation Benefit rider, which may be appropriate if you want a guaranteed Contract Value at the end of a specified period;
•	The Minimum Guaranteed Income Benefit rider, which may be appropriate if you are concerned about having a minimum amount of income in annuitizing your Contract; and
•	The Minimum Guaranteed Withdrawal Benefit rider, which may be appropriate for those concerned about outliving your income.

See the “LIVING BENEFIT RIDERS” section for more information.

Loans.  Loans are available through the Contracts issued in relation to 403(b) plans.  See the “403(b) PLAN LOANS” section for more information.

You should regularly review with your investment professional your Contract’s features and benefits and its corresponding fees and charges to determine if it continues to meet your financial goals given your investment time horizon, liquidity needs and risk tolerance.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or taking withdrawals from the Contract.  Please refer to your Contract schedule pages for information about the specific fees you will pay each year based on the options you have elected.   See “CHARGES AND FEES” for more information.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender, or take withdrawals from the Contract or transfer Contract Value between investment options.  State premium taxes may also be deducted.

Transaction Expenses4

Standard Surrender Charge
Complete Years Since Premium Payment	0	1	2	3	4	5	6	7	8	9	+
Surrender Charge (as a percentage of premium payment withdrawn)	8%	8%	8%	8%	7%	6%	5%	3%	1%	0%
Transfer Charge		$25 per transfer, currently zero
Premium Tax[5]		0% to 3.5%
Overnight Charge[6]		$20
Loan Fee[7]		$25

The next table describes the charges that you will pay each year during the time that you own the Contract (not including Fund fees and expenses).  If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

4	If you invested in the Fixed Account, a Market Value Adjustment may apply to certain transactions. This may increase or decrease your Contract Value and/or your transfer or surrender amount.
5	Any premium tax is deducted from the Contract Value.
6	You may choose to have this charge deducted from the net amount of a withdrawal you would like sent to you by overnight delivery service.
7	Loans are available only through Contacts issued in relation to certain 403(b) plans. The fee is deducted from the Contract Value for each loan.

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Annual Contract Expenses

Administrative Expense[8]	$40
Base Contract Expenses[9]
• Contracts Purchased before May 2001	1.40% of the average Contract Value in each Subaccount
• Contract purchased on or after May 1, 2001	1.45% of average Contract Value in each subaccount
Optional Benefit Expense:[10]
• Annual Ratchet Enhanced Death Benefit[11]	0.25% of the average Contract Value in each Subaccount.
• 7% Solution Enhanced Death Benefit[12]	0.35% of the average Contract Value in each Subaccount.
• Max 7 Enhanced Death Benefit[13]	0.45% of the average Contract Value in each Subaccount.
• Earnings Multiplier Benefit Rider[14]	0.30% of the average Contract Value annually.
• Minimum Guaranteed Accumulation Benefit Rider [14]	0.50% of MGAB Charge Base annually
• Minimum Guaranteed Income Benefit Rider [14]	0.50% of MGIB Charge Base annually
• Minimum Guaranteed Withdrawal Benefit Rider [14]	0.50% of MGWB Eligible Payment Amount annually
Loan Interest Rate Spread	3.00% of the amount allocated to the special loan account

The next item shows the minimum and maximum total annual operating expenses of the Funds currently available for investment that you may pay periodically during the time that you own the Contract.  A complete list of Funds available through the Contract, including their annual expenses, can be found in Appendix A of this prospectus.

Total Annual Fund Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)[15]	0.53%	1.50%

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include annual Contract expenses, annual Fund expenses, and transaction expenses except any transfer charges, premium taxes, and overnight charges are excluded.

The examples assume that you invest $100,000 in the Contract for the time periods indicated.  The examples assume that your investment has a 5% return each year and assume the most expensive combination of annual Fund expenses and Optional Benefits available for an additional charge.  Although your costs may be higher or lower, based on these assumptions your costs would be:
Example 1: If you surrender or annuitize your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$13,059	$23,443	$33,197	54,826$

Example 2: If you do not surrender or annuitize your Contract:
1 year	3 years	5 years	10 years
$5,059	$15,442	$26,197	$54,826

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We deduct this charge on each Contract anniversary and on surrender.  We waive this charge if the total of your premium payments is $100,000 or more, or if your Contract Value at the end of a Contract Year is $100,000 or more.

9	The Base Contract Expense includes the Mortality and Expense Risk Charge and the 0.15% Annual Asset Based Administrative Charge described in the Contract and in prior prospectuses.
10
Optional rider charges are expressed as a percentage, rounded to the nearest hundredth of one percent.  The basis for an optional rider charge is sometimes a charge base, benefit base or Contract Value, as applicable.  Optional rider charges are deducted from the Contract Value in your Subaccount allocations (and/or your Fixed Interest Option allocations if there is insufficient Contract Value in the Subaccounts).

11	For Contracts issued before May 2001 the Annual Ratchet Enhanced Death Benefit charge is 0.15%.
12	For Contracts issued before May 2001 the 7% Solution Enhanced Death Benefit charge is 0.30%.
13	Not available for Contracts issued before May 1, 2001.
14	Currently deducted quarterly.
15
These are the minimum and maximum Fund fees and expenses before any expense reimbursements or fee waiver arrangements.  Please note that the Fund fees shown in APPENDIX A are after (net of) any expense reimbursements or fee waiver arrangements.

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PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

There are several risks associated with purchasing and owning the Contract, which are summarized below.

Risk of Loss.  You can lose money investing in the Contract, including loss of principal and getting back less than you invested in the Contract.

Risk of Poor Investment Performance.  You should regularly evaluate the Contract's long-term investment potential and risks.  For amounts you allocate to the Subaccounts of the Separate Account:
•	Your values will fluctuate with the markets, interest rates, and the performance of the underlying Funds;
•	You assume the risk that your values may decline or not perform to your expectations;
•	Each Fund has various investment risks, and some funds are riskier than others;
•	There is no assurance that any of the Funds will achieve its stated investment objective;
•	The particular risks associated with each Fund are detailed in the Fund’s prospectus; and
•	You should read each Fund's prospectus and understand the risks associated with it before allocating Contract Value to its corresponding Subaccount.

For amounts you allocate to the Fixed Interest Options:
•	Interest rates we declare will change over time to reflect then current market conditions; and
•	You assume the risk that interest rates for guaranteed interest periods in the future may be less than current interest rates for the same or similar guaranteed interest periods.

You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate given your financial goals, investment time horizon and risk tolerance.

The Contract is not a short-term investment.   The Contract is not appropriate if you need ready access to cash.  Surrender charges apply for nine years after each premium payment.  They will reduce the value of your Contract if you withdraw money from or surrender your Contract during that time.  A Market Value Adjustment may also apply for withdrawals or surrenders from the Fixed Interest Options before the end of its guaranteed interest period.  The benefits of tax deferral and the optional living benefit protections also mean the Contract is more beneficial to investors with a long-term investment time horizon.

Insurance Company and Business Continuity Risks.  Any obligations, guarantees, and benefits of the Contract, including those related to any Fixed Interest Options, are subject to the financial strength and claims paying ability of the Company.  If the Company experiences financial distress, it may not be able to meet its obligations to you.  More information about the Company, including its financial strength, is available on request by calling Customer Service at 1-800-366-0066.

All businesses are subject to potential business disruption because of, among other things, power outages, weather related events, natural disasters and public health and safety concerns, including those associated with pandemics.  To help prepare for these types of events, the Company has adopted a comprehensive approach to planning for possible disruptions to its critical business operations that allows it to quickly react in the event of a crisis or other major event.  This approach includes crisis management, business continuity, business impact, disaster recovery, and crisis communication elements that are regularly monitored and tested so as to reduce the risk that our business operations are materially disrupted for a significant period of time.

Cyber-Security Risks.  Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks.  These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service attacks on websites, and other operational disruption and unauthorized release of confidential customer information.  Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks.  In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.  See “Cyber Security Risks” for more information.

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VENERABLE INSURANCE AND ANNUITY COMPANY AND ITS SEPARATE ACCOUNT B

The Company

We are an Iowa stock life insurance company that is authorized to sell insurance and annuities in all states, except New York, and the District of Columbia.  We are engaged in the business of administering insurance and annuities, and we no longer sell or issue any new insurance or annuity contracts.  Our principal office is located at 699 Walnut Street, Suite 1350, Des Moines, Iowa 50309-3942.

Prior to September 1, 2019, we were known as Voya Insurance and Annuity Company.  Prior to September 1, 2014, we were known as ING USA Annuity and Life Insurance Company.  Prior to January 1, 2004, we were known as Golden American Life Insurance Company.  On June 1, 2018 we became an indirect wholly owned subsidiary of VA Capital Company LLC, an insurance holding company organized under Delaware law (“VA Capital”).  Our direct parent company is Venerable Holdings, Inc.  (“Venerable”).

Although we are a subsidiary of VA Capital and Venerable, neither VA Capital nor Venerable are responsible for the obligations under the Contract.  The obligations under the Contract are solely our responsibility.

Financial Statements.   Financial statements and the related notes to financial statements for Venerable Insurance and Annuity Company are included in the Statement of Additional Information (“SAI”). Please see “STATEMENT OF ADDITIONAL INFORMATION” on the back cover of this prospectus for information about how to obtain copies of these financial statements.

Separate Account B

Separate Account B was established as a separate account of the Company on July 14, 1988.  It is registered with the SEC as a unit investment trust under the 1940 Act.  Separate Account B is a separate investment account used for our variable annuity contracts.  We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Separate Account B is divided into Subaccounts.  Each Subaccount invests exclusively in shares of one Fund.  Each Fund has its own distinct investment objectives and policies.  Income, gains and losses, realized or unrealized, of a Fund are credited to or charged against the corresponding Subaccount of Separate Account B without regard to any other income, gains or losses of the Company.  Assets equal to the reserves and other Contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company.  They may, however, be subject to liabilities arising from Subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account B.

If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account.  The fees we charge for the Contract constitute excess assets that we transfer to the general account.  We are obligated to pay all benefits and make all payments provided under the Contracts and will keep the Separate Account fully funded to cover such liabilities.

Addition, Deletion or Substitution of Subaccounts and Other Changes.   We may make additional Subaccounts available to you under the Contract.  These Subaccounts will invest in Funds we find suitable for your Contract.  We may also withdraw or substitute Funds, subject to the conditions in your Contract, compliance with regulatory requirements and subject to SEC approval.

We do not guarantee that each Fund will always be available for investment through the Contract.  If we feel that investment in any of the Funds has become inappropriate for the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) combine two or more accounts or substitute another portfolio for existing and future investments.  Whether a Fund has become inappropriate for the purposes of the Contract will be determined by us based upon factors that include, but are not limited to, the Fund’s fees and expenses, performance history, actual or potential impact on our hedging program used to support our Contract guarantees, and the availability through the Contract of similarly styled and/or managed Funds.  If you elected the dollar cost averaging, systematic withdrawals, or automatic rebalancing programs, or if you have other outstanding instructions and we substitute or otherwise eliminate a Fund subject to those instructions, we will execute your instructions using the substituted or proposed replacement Fund, unless you request otherwise.  If the most recent allocation instructions we have on file do not include any available Subaccounts, the amount to be allocated will be returned unless you provide us with alternative allocation instructions.  The substitute or proposed replacement Fund may have higher fees and charges than any Fund it replaces.

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Subject to SEC approval, we reserve the right to:
•	Deregister Separate Account B under the 1940 Act;
•	Operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust;
•	Operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account;
•	Restrict or eliminate any voting rights as to Separate Account B;
•	Combine Separate Account B with other accounts; and
•	Transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Contract belongs.

We will provide you with written notice before we make any of these changes.

Voting Rights.   We will vote the shares of a Fund owned by Separate Account B according to your instructions.  However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Fund in our own right, we may decide to do so.

We determine the number of shares that you have in a Subaccount by dividing the Contract’s Contract Value in that Subaccount by the net asset value of one share of the Fund in which a Subaccount invests.  We count fractional votes.  We will determine the number of shares you can instruct us to vote 180 days or less before a Fund shareholder meeting.  We will ask you for voting instructions by mail at least ten days before the meeting.  If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contract Owners invested in that Subaccount.  We will also vote shares we hold in Separate Account B which are not attributable to Contract Owners in the same proportion.  The effect of proportional voting is that a small number of Contract Owners may decide the outcome of a vote.

Financial Statements.   The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Separate Account B are included in the SAI.  Please see “STATEMENT OF ADDITIONAL INFORMATION” on the back cover of this prospectus for information about how to obtain copies of these financial statements.

THE FUNDS

You will find more detailed information about each Fund currently available under your Contract in “APPENDIX A” including each Fund’s name and share class, investment objective, investment adviser and subadviser(s), if applicable, current expenses, and performance.

If you received a summary prospectus for any of the underlying Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the contact information shown on the front of the Fund’s summary prospectus.

Please refer to the Fund prospectuses for additional information and read them carefully before investing.  Fund prospectuses may be obtained, free of charge, by calling Customer Service at 1-800-366-0066, by accessing the SEC’s website or by contacting the SEC Public Reference Branch.  Consult with your investment professional to determine if the Funds may be suited to your financial needs, investment time horizon, and risk comfort level.  You should periodically review these factors to determine if you need to change your allocation among the Funds.

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Selection of Underlying Funds

The underlying Funds available through the Contract described in this prospectus are determined by the Company.  When determining which underlying Funds to make available, we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying Fund or its service providers (e.g., the investment adviser or subadvisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts.  (For additional information on these arrangements, see “Revenue from the Funds.”) We review the Funds periodically and may, subject to certain limits or restrictions, remove a Fund or limit its availability to new investment if we determine that a Fund no longer satisfies one or more of the selection criteria and/or if the Fund has not attracted significant allocations under the Contract.  We have included certain Funds at least in part because they were managed or subadvised by our affiliates or former affiliates.

We do not recommend or endorse any particular Fund and we do not provide investment advice.

Fund of Funds

Certain Funds are designated as “Fund of Funds.”  Funds offered in a Fund of Funds structure may have higher fees and expenses than a Fund that invests directly in debt and equity securities.  The Fund prospectuses disclose the aggregate annual operating expenses of each Fund and its corresponding underlying Fund or Funds.  These Funds are identified in Appendix A.

Funds with Managed Volatility Strategies

As described in more detail in the Fund prospectuses, certain Funds employ a managed volatility strategy that is intended to reduce the Fund’s overall volatility and downside risk.  Funds that employ a managed volatility strategy help us manage the risks associated with providing certain guarantees under the Contract.  During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Fund with substantially similar investment objectives, policies, and strategies that does not utilize a volatility management strategy.  In addition, the cost of these hedging strategies may have a negative impact on investment performance.  On the other hand, investing in Funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances.  In such cases, your Contract Value may decline less than would have been the case if you had not invested in Funds with a managed volatility strategy.  There is no guarantee that a managed volatility strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected.  Funds that employ a managed volatility strategy are identified in Appendix A.

Restricted Funds

Currently, no Funds have been identified as Restricted Funds under the Contract.  Notwithstanding, we may, with 30 days’ notice to you, designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund.  We may also change the limitations on existing Contracts with respect to new premiums added to Funds and with respect to new transfers to Funds.  We may establish any limitations, at our discretion, as a percentage of premium or Contract Value, or as a specified dollar amount, and change the limitation at any time.  Currently, we have not designated any investment option as a Restricted Fund.  If we designate an investment option as a Restricted Fund or set applicable limitations, such change will apply only to transactions made after the designation.

We limit your investment in the Restricted Funds on an aggregate basis for all Restricted Funds and for each individual Restricted Fund.  Currently, we limit an investment in Restricted Funds to the following limitations:
•	No more than $999,999,999; and
•	No more than 30 percent of Contract Value.

We may change these limits, at our discretion, for new contracts, premiums, transfers or withdrawals.

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We monitor the aggregate and individual limits on investments in Restricted Funds for each transaction (e.g., premium payments, reallocations, withdrawals, dollar cost averaging).  If the Contract Value in the Restricted Funds has increased beyond the applicable limit due to market growth, we will not require the reallocation or withdrawal of Contract Value from the Restricted Funds.  However, if the Contract Value in the Restricted Funds exceeds the aggregate limit, if you take a withdrawal, it must come from either the Restricted Funds or proportionally from all investment options in which Contract Value is allocated, so that the percentage of Contract Value in the Restricted Funds following the withdrawal is less than or equal to the percentage of Contract Value in the Restricted Funds prior to the withdrawal.

We will allocate proportionally the portion of any premium payment that exceeds the limits with a Restricted Fund to your other investment option choices not designated as Restricted Funds, or to a specially designated Subaccount if there are none (currently, the Voya Government Liquid Assets Portfolio), unless you instruct us otherwise.

We will not permit a transfer to the Restricted Funds if it would increase the Contract Value in the Restricted Fund or in all Restricted Funds to more than the applicable limits set forth above.  If the total amount of your requested transfer exceeds the applicable limits, we will inform you or your agent/registered representative that we will not process any part of the transfer and that new instructions will be required.  We will not limit transfers from Restricted Funds.  If the multiple reallocations lower the percentage of total Contract Value in Restricted Funds, we will permit the reallocation even if the percentage of Contract Value in a Restricted Fund is greater than its limit.

Please see “WITHDRAWALS” and “TRANSFERS AMONG YOUR INVESTMENT OPTIONS – Excessive Trading Policy” in this prospectus for more information on the effect of Restricted Funds.

Covered Funds, Special Funds and Excluded Funds

For purposes of determining Death Benefits and benefits under certain living benefit riders, we assign the investment options to one of three categories of Funds.  The categories are:
•	Covered Funds;
•	Special Funds; and
•	Excluded Funds.

Allocations to Covered Funds participate fully in all guaranteed benefits.  Allocations to Special Funds could affect the Death Benefit and/or optional benefit rider guarantee that may otherwise be provided.  Allocations to Excluded Funds do not participate in any guaranteed benefits, due to their potential for volatility.  No investment options are currently designated as Excluded Funds.

Designation of investment options under these categories may vary by benefit.  For example, we may designate an investment option a Special Fund for purposes of calculating a benefit under an optional benefit rider, but not a Death Benefit, or for calculating one Death Benefit and not another.  We may, with 30 days’ notice to you, designate any investment option as a Special or Excluded Fund with respect to new premiums added to such investment option and also with respect to new transfers to such investment option.  For more information about these categories of Funds with a Death Benefit, please see “DEATH BENEFIT CHOICES – Death Benefit During the Accumulation Phase” and APPENDIX E for examples.  These categories of Funds also apply to the Minimum Guaranteed Income Benefit rider.  Please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”)” for more information.

Revenue from the Funds

The Company or its affiliates may receive compensation from each of the Funds or the Funds’ affiliates.  This revenue may include:
•	A share of the management fee or payment of other amounts (sometimes referred to as revenue sharing);
•	For certain share classes, 12b-1 fees; and
•	Service fees.

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12b-1 fees are used to compensate the Company and its affiliates for distribution related activity.  Service fees and additional payments (sometimes collectively referred to as sub-accounting fees) help compensate the Company and its affiliates for administrative, recordkeeping or other services that we provide to the Funds or the Funds’ affiliates, such as:
•	Communicating with customers about their Fund holdings;
•	Maintaining customer financial records;
•	Processing changes in customer accounts and trade orders (e.g., purchase and redemption requests);
•	Recordkeeping for customers, including subaccounting services;
•	Answering customer inquiries about account status and purchase and redemption procedures;
•	Providing account balances, account statements, tax documents and confirmations of transactions in a customer’s account;
•	Transmitting proxy statements, annual and semi-annual reports, Fund prospectuses, and other Fund communications to customers; and
•	Receiving, tabulating, and transmitting proxies executed by customers.

The management fee, 12b-1 fees, and service fees are deducted from Fund assets.  Any such fees deducted from Fund assets are disclosed in the Fund prospectuses.  Additional payments, which are not deducted from Fund assets and may be paid out of the legitimate profits of Fund advisers and/or other Fund affiliates, do not increase, directly or indirectly, Fund fees and expenses, and we may use these additional payments to finance the costs associated with past distribution of the Contract.

The amount of revenue the Company may receive from each of the Funds or from the Funds’ affiliates may be substantial, although the amount and types of revenue vary with respect to each of the Funds offered through the Contract.  This revenue is one of several factors we consider when determining Contract fees and expenses and whether to offer a Fund through our contracts.  Fund revenue is important to the Company’s profitability.

Assets allocated to Funds formerly affiliated with the Company, meaning Voya Funds managed by Voya Investments, LLC or another Voya affiliate, generally generate the largest dollar amount of revenue for the Company.  Assets allocated to Funds that were never affiliated with the Company generate lesser, but still substantial dollar amounts of revenue for the Company.  The Company expects to earn profit from this revenue to the extent it exceeds the Company’s expenses, including the payment of sales compensation to our distributors.

Revenue Received from Formerly Affiliated Voya Funds.  The revenue received by the Company from the formerly affiliated Voya Funds may be based either on an annual percentage of average net assets held in the Fund by the Company or a share of the Fund’s management fee.

In the case of formerly affiliated Voya Funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the formerly affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser.  Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the formerly affiliated investment adviser and ultimately shared with the Company.  The sharing of the management fee between the Company and the formerly affiliated investment adviser does not increase, directly or indirectly, Fund fees and expenses.  The Company may also receive additional compensation in the form of intercompany payments from a formerly affiliated Fund’s investment adviser or the investment adviser’s parent in order to allocate revenue and profits across the organization.  The intercompany payments and other revenue received from the formerly affiliated Voya Funds provide the Company with a financial incentive to offer these Funds through the Contract rather than other Funds.

Additionally, in the case of formerly affiliated Voya Funds subadvised by third parties, no direct payments are made to the Company or the formerly affiliated investment adviser by the subadvisers.

Revenue Received from Funds Never Affiliated with the Company.  Revenue received by the Company from Funds that were never affiliated with the Company is based on an annual percentage of the average net assets held in that Fund by the Company.  Some of these Funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

The BlackRock Global Allocation V.  I.  Fund is the only Fund currently open and available for investment through the Contract that is not a formerly affiliated Voya Fund.  We receive more revenue from the formerly affiliated Voya Funds than we do from this BlackRock V.  I.  Fund.

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Possible Conflicts of Interest

If, due to differences in tax treatment or other considerations, the interests of Contract Owners of various contracts participating in the Funds conflict, we, the Boards of Trustees or Directors of the Funds, and any other insurance companies participating in the Funds will monitor events to identify and resolve any material conflicts that may arise.

Fund Expenses

Fees are deducted from the value of the Fund shares on a daily basis, which in turn affects the value of each Subaccount that purchases Fund shares.  Please see “CHARGES AND FEES – Fund Expenses” for more information.

CHARGES AND FEES

We deduct the Contract charges described below to compensate us for our costs and expenses, services provided, and risks assumed under the Contracts.  We incur certain costs and expenses for distributing and administering the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts.  Some of the charges are for optional riders, so they are only deducted if you elect to purchase the rider.  The amount of a Contract charge will not always correspond to the actual costs associated with the charge.  For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided.  We expect to profit from the charges, including the Base Contract Expense and rider and benefit charges, and we may use such profits to finance the costs associated with past distribution of the Contract.

Charge Deduction Subaccount

You may elect to have all charges deducted from your Contract Value, except daily charges, deducted directly from a single Subaccount designated by the Company.  Currently, we use the Voya Government Liquid Assets Portfolio for this purpose.  If you do not elect this option, or if the amount of the charges is greater than the amount in the designated Subaccount, we will deduct the charges as discussed below.  You may cancel this option at any time by sending notice to Customer Service in a form satisfactory to us.

Charges Deducted from the Contract Value

We deduct the following charges from your Contract Value:

Surrender Charge.  We will deduct a surrender charge if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the nine year period from the date we receive and accept a premium payment.

We base the surrender charge on a percentage of each premium payment withdrawn.  The surrender charge is based on the amount requested for withdrawal.  The surrender charge is deducted from the Contract Value remaining after you have received the amount requested for withdrawal.  This charge is intended to cover sales expenses that we have incurred.  We may reduce or waive the surrender charge in certain situations.  We will never charge more than the maximum surrender charge.  The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made.  We determine the surrender charge as a percentage of each premium payment as follows:
Complete Years Since Premium Payment	0	1	2	3	4	5	6	7	8	9+
Surrender Charge (as a percentage of Premium Payment withdrawn)	8%	8%	8%	8%	7%	6%	5%	3%	1%	0%

Waiver of Surrender Charge for Extended Medical Care or Terminal Illness.  We will waive the surrender charge in most states in the following events:
•
You begin receiving qualified extended medical care on or after the first Contract anniversary for at least 45 days during a 60-day period and we receive your request for the surrender or withdrawal, together with all required documentation at Customer Service during the term of your care or within 90 days after the last day of your care; or

•	You are first diagnosed by a qualified medical professional, on or after the first Contract anniversary, as having a qualifying terminal illness.

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We have the right to require an examination by a physician of our choice.  If we require such an examination, we will pay for it.  You are required to send us satisfactory written proof of illness.  See your Contract for more information.  The waiver of surrender charge may not be available in all states.

Free Withdrawal Amount.  The Free Withdrawal Amount in any Contract Year is 10% of your Contract Value, including any Premium Credits, on the date of the withdrawal less any prior withdrawals during that Contract Year.  The Free Withdrawal Amount does not constitute a withdrawal of premiums.

Surrender Charge for Excess Withdrawals.  We will deduct a surrender charge for excess withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the Tax Code.  We consider a withdrawal to be an excess withdrawal when the amount you withdraw in any Contract Year exceeds the Free Withdrawal Amount.  If any single withdrawal or sum of withdrawals exceeds the Free Withdrawal Amount, then you will incur a surrender charge on the excess portion, no matter that the withdrawal is a regular withdrawal or a systematic withdrawal.  Premium taxes may also apply.  We will deduct such charges from the Contract Value in proportion to the Contract Value in each Subaccount or Fixed Interest Option from which the excess withdrawal was taken.  In instances where the excess withdrawal equals the entire Contract Value in such Subaccounts or Fixed Interest Options, we will deduct charges proportionately from all other Subaccounts and Fixed Interest Options in which you are invested.  Any withdrawal from the Fixed Account more than 30 days before its maturity date will trigger a Market Value Adjustment.  See APPENDIX B for more information.

For the purpose of calculating the surrender charge for an excess withdrawal:
•	We treat premiums as being withdrawn on a first-in, first-out basis; and
•	Amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments.

We have included an example of how this works in APPENDIX D.  Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess withdrawals, the federal tax law treats earnings as withdrawn first.

Premium Taxes.  We may charge for state and local premium taxes depending on your state of residence.  These taxes can range from 0% to 3.5% of the premium payment.  We have the right to change this amount to conform with changes in the law or if you change your state of residence.

We deduct the premium tax from your Contract Value or in the case of a living benefit rider, the benefit base (e.g., MGIB Charge Base or LifePay Plus Base), if exercised, on the Annuity Start Date.  However, some jurisdictions impose a premium tax at the time initial and additional premiums are paid, regardless of when the annuity payments begin.  In those states, we may defer collection of the premium taxes from your Contract Value and deduct it when you surrender the Contract, when you take an excess withdrawal or on the Annuity Start Date.

Annual Contract Administrative Charge.  We deduct an annual administrative charge on each Contract anniversary.  If you surrender your Contract prior to a Contract anniversary, we deduct an administrative charge when we determine the Cash Surrender Value payable to you.  The charge is $40 per Contract.  We waive this charge if your Contract Value is $100,000 or more at the end of a Contract Year or the total of your premium payments is $100,000 or more or under other conditions established by us.  We deduct the charge proportionately from all Subaccounts in which you are invested.  If there is no Contract Value in those Subaccounts, we will deduct the charge from your Fixed Interest Options starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.

Transfer Charge.  We currently do not deduct any charges for transfers made during a Contract Year.  We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a Contract Year.  The charge will not apply to any transfers due to the election of dollar cost averaging or automatic rebalancing.

Overnight Charge.  You may choose to have the $20 charge for overnight delivery deducted from the net amount of withdrawal you would like sent to you by overnight delivery service.

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Loan Fee. We assess a $25 fee for processing loans, which may be available only through Contracts issued in relation to 403(b) plans.  Interest is also charged and credited on amounts taken as a loan from 403(b) contracts.  See “403(b) PLAN LOANS” for more information.

Redemption Fees.  If applicable, we may deduct the amount of any redemption fees imposed by the underlying Funds as a result of withdrawals, transfers, or other Fund transactions you initiate.  Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your Contract Value.  For a more complete description of the Funds’ fees and expenses, review each Funds’ prospectus.

No underlying Fund currently charges a redemption fee.

Charges Deducted from the Subaccounts

Base Contract Expense (includes both the Mortality and Expense Risk Charge and the Asset Based Administrative Charge discussed in the Contract and in prior prospectuses) is 1.45% annually of the average daily assets you have in each Subaccount.  This charge is increased if you elected any of the optional enhanced death benefits, as follows:
	Base Contract Expense*	Additional Enhanced Death Benefit Expense	Total*
Standard Death Benefit	1.45%	--	1.45% annually
Annual Ratchet Enhanced Death Benefit	1.45%	0.25%	1.70% annually
7% Solution Enhanced Death Benefit	1.45%	0.35%	1.80% annually
Max 7 Enhanced Death Benefit	1.45%	0.45%	1.90% annually

*  For Contracts issued before 2001, the Base Contract Expense is 1.40%.  Consequently, the total expenses for each of the death benefit options is reduced by 0.05%.

The charge is deducted on each business day and is a percentage of average daily assets based on the assets you have in each Subaccount.  The Base Contract Expense compensates the Company for the expenses incurred with administering the Contract, the risks that charges will not cover actual expenses incurred and Death Benefit and annuitization risks.  The Death Benefit risk is that actual mortality rates in the aggregate may exceed expected mortality rates.  The annuitization risk is that actual mortality rates may be lower than expected mortality rates.  If there are any profits from the Base Contract Expense, we may use such profits to finance the costs associated with past distribution of the Contract.

Optional Rider Charges

Some features and benefits of the Contract were available by rider for an additional charge.  The optional rider availability was subject to state approval and sometimes broker/dealer approval.  Once elected, a rider cannot be canceled independently of the Contract.  Below is information about the charge for each optional rider benefit.  Rider charges are expressed as a percentage, rounded to the nearest hundredth of one percent.  Rider benefits are subject to conditions and limitations.  For more information about how each of the living benefit riders works, including the defined terms used in connection with the riders, as well as the conditions and limitations, please see “LIVING BENEFIT RIDERS.”

Earnings Multiplier Benefit Rider Charge.  The charge for the Earnings Multiplier Benefit Rider, and enhanced death benefit, is deducted quarterly (using Contract Year versus calendar year), and is a percentage of the Contract Value of the subaccounts in which you are invested:
Maximum Annual Charge	Current Annual Charge
0.30%	0.30%

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This charge is deducted from the Subaccounts in which you are invested.  We deduct this charge in arrears, meaning the first charge is deducted at the end of the first quarter from the rider effective date.  If there is insufficient Contract Value in the Subaccounts, we will deduct the charges from your Fixed Interest Options starting with the allocation nearest its maturity date. If that is insufficient, we will deduct the charge from the allocation next nearest its maturity date, and so on.  If you surrender or annuitize your Contract, we will deduct a proportional portion of the charge for the current quarter based on the current Contract Value immediately prior to the surrender or annuitization.  For a description of the rider, see “DEATH BENEFIT CHOICES – Earnings Multiplier Benefit Rider.”

Minimum Guaranteed Accumulation Benefit (“MGAB”) Rider Charge. The charge for the MGAB rider, a living benefit, is deducted quarterly, and is a percentage of the MGAB Charge Base:
Maximum Annual Charge	Current Annual Charge
0.50%	0.50%

This charge is deducted from the Subaccounts in which you are invested.  We deduct this charge in arrears, meaning the first charge is deducted at the end of the first quarter from the rider effective date.   The charge is deducted even if you decide never to exercise your right to annuitize under this rider.  For more information about how this rider works, including how the MGAB Charge Base is determined, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Accumulation Benefit Rider (the “MGAB rider”).”

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.

Minimum Guaranteed Income Benefit (“MGIB”) Rider Charge. The charge for the MGIB rider, a living benefit, is deducted quarterly, and is a percentage of the MGIB Charge Base:
Maximum Annual Charge	Current Annual Charge
1.50%	0.75%

This charge is deducted from the Subaccounts in which you are invested.  We deduct this charge in arrears, meaning the first charge is deducted at the end of the first quarter from the rider effective date.   The charge is deducted even if you decide never to exercise your right to annuitize under this rider.  For more information about how this rider works, including how the MGIB Charge Base is determined, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”).”

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.

Minimum Guaranteed Withdrawal Benefit (“MGWB”) Rider Charge.  The charge for the MGWB rider, a living benefit, is deducted quarterly (using Contract Year versus calendar year) and is a percentage of the MGWB Eligible Payment Amount:
Maximum Annual Charge	Current Annual Charge
0.50%	0.50%

The MGWB Eligible Payment Amount is:
•	The total of premiums and Premium Credits paid during the 2-year period commencing on the rider effective date if you purchased the rider on the Contract Date; or
•	Your Contract Value on the rider effective date plus subsequent premiums and Premium Credits applied during the two-year period commencing on the rider effective date.

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This charge is deducted from the Subaccounts in which you are invested.  We deduct the charge in arrears, meaning the first charge is deducted at the end of the first quarter following the rider effective date.  The charge will be assessed proportionately when the rider is terminated.  Charges will no longer be deducted once your rider enters the Automatic Periodic Benefit Status.  Automatic Periodic Benefit Status occurs when your Contract Value is reduced to zero and other conditions are met.  You will never pay more than the maximum annual charge.  For more information about how this rider works, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Withdrawal Benefit (“MGWB”) Rider.”

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.

Fund Expenses

As shown in the Fund prospectuses and described herein, each Fund deducts management fees from the amounts allocated to the Fund.  In addition, each Fund deducts other expenses which may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and Contract Owner services provided on behalf of the Fund.  Furthermore, certain Funds may deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of Fund shares.  For a more complete description of the Funds’ fees and expenses, review each Fund’s prospectus and see Appendix A.

Less expensive share classes of the Funds offered through this Contract may be available for investment outside of this Contract.  You should evaluate the expenses associated with the Funds available through this Contract before deciding to allocate Contract Value to a Fund.

THE ANNUITY CONTRACT

The Contract described in this prospectus is a deferred combination variable and fixed annuity contract.  The Contract provides a means for you to invest in one or more of the available Funds through Separate Account B.  See APPENDIX A for more information on the available Funds.  It also provides a means for you to invest in a Fixed Interest Option through the Fixed Account.  See APPENDIX B for more information on the Fixed Account and APPENDIX C for more information about the Fixed Interest Division.  If you have any questions concerning this Contract, contact your registered representative or call Customer Service at 1-800-366-0066.

We no longer offer the Contract for sale to new purchasers.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes.  The tax-deferred feature is more attractive to people in high federal and state tax brackets.  You should not own this Contract:
•	If you are looking for a short-term investment; or
•	If you cannot risk getting back less money than you put in.

IRAs and other qualified plans already provide for tax-deferral found in this Contract.  For an additional cost, the Contract provides other features and benefits including Death Benefits and the ability to receive a lifetime income.  Considering the additional costs, qualified Contract Owners should regularly review their continued need for the additional features and benefits they have elected.  See “FEES AND EXPENSES” and “CHARGES AND FEES.”  If you have elected a Living Benefit or an Enhanced Death Benefit Option and your Contract is tax-qualified, see “FEDERAL TAX CONSIDERATIONS - Tax Consequences of Living Benefits and Enhanced Death Benefits.”

When considering your investment in the Contract, you should consult with your investment professional about your financial goals, investment time horizon and risk tolerance.

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Contract Date, Contract Year and Annuity Start Date

The date the Contract became effective is the Contract Date.  Contract anniversaries are measured from the Contract Date.  Each 12-month period following the Contract Date is a Contract Year.  The Annuity Start Date is the date you start receiving annuity payments under your Contract

Contract Owner

You are the Contract Owner.  You have the rights and options described in the Contract.  One or more persons may own the Contract.  If there are multiple owners named, the age of the oldest owner will determine the applicable Death Benefit if such Death Benefit is available for multiple owners.  In the event a selected Death Benefit is not available, the Standard Death Benefit will apply.  See “DEATH BENEFIT OPTIONS” below for more information about the Death Benefit during the accumulation phase and the Death Benefit during the income phase.

The Death Benefit becomes payable when you die.  If the owner is a non-natural person (an entity), the Death Benefit is payable upon the death of the Annuitant.  In the case of a sole Contract Owner who dies before the Annuity Start Date, we will pay the beneficiary the Death Benefit then due.  The sole Contract Owner’s estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the Contract Owner.  In the case of a joint owner of the Contract dying before the Annuity Start Date, we will designate the surviving Contract Owner as the beneficiary.  This will override any previous beneficiary designation.  See “Joint Owners” below.

Joint Owners

For nonqualified Contracts only, joint owners may be named.  Joint owners may independently exercise transfers and other transactions allowed under the Contract.  All other rights of ownership must be exercised by both owners.  Joint owners own equal shares of any benefits accruing or payments made to them.  All rights of a joint owner end at death of that owner if the other joint owner survives.  The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the Death Benefit will be payable.  Joint owners may only select the Standard Death Benefit option.

Any addition or deletion of a joint owner is treated as a change of owner which may affect the amount of the Death Benefit.  See “Change of Contract Owner or Beneficiary” below.  Adding a joint owner to the Contract post issue with either the Annual Ratchet Enhanced Death Benefit (Quarterly Ratchet Enhanced Death Benefit before January 12, 2009) or Max 7 Enhanced Death Benefit will cause that Death Benefit to end, and if the older joint owner is under age 86 on the date of the ownership change the Standard Death Benefit will apply.  If the older joint owner is age 86 or over on the date of the ownership change, the Death Benefit will be the Cash Surrender Value.  The Base Contract Expense going forward will reflect the change in Death Benefit.  If you elected the Earnings Multiplier Benefit rider, it will terminate if you add a joint owner after issue.  Please note that returning a Contract to single owner status will not restore either the Annual Ratchet Enhanced Death Benefit (Quarterly Ratchet Enhanced Death Benefit before January 12, 2009) or Max 7 Enhanced Death Benefit or the Earnings Multiplier Benefit.  Unless otherwise specified, the term “age” when used for joint owners shall mean the age of the oldest owner.

Annuitant

The Annuitant is the person designated by you to be the measuring life in determining annuity payments.  On and after May 1, 2009, a joint Annuitant may also be designated.  You are the Annuitant unless you name another Annuitant in the application.  The Annuitant’s age determines when the income phase must begin and the amount of the annuity payments to be paid.  In the case of an owner that is a non-natural person and joint Annuitants, the oldest Annuitant’s age is used.  The Contract Owner will receive the annuity benefits of the Contract if the Annuitant is living on the Annuity Start Date.  You may not change the Annuitant after the Contract is in effect except as described below.

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If the Contract Owner is an individual, and the Annuitant dies before the Annuity Start Date and a contingent Annuitant has been named, the contingent Annuitant becomes the Annuitant.  If the Annuitant dies before the Annuity Start Date and there is no contingent Annuitant, the Contract Owner will become the Annuitant.  In the event of joint owners, the youngest joint owner will be the contingent Annuitant.  The Contract Owner may designate a new Annuitant within 60 days of the death of the Annuitant.  If the Annuitant was the sole Contract Owner and there is no beneficiary designation, the Annuitant’s estate will be the beneficiary.
If the Contract Owner is not an individual but is a non-natural person, and the Annuitant dies before the Annuity Start Date, we will pay the designated beneficiary the Death Benefit then due.  If a beneficiary has not been designated, or if there is no designated beneficiary living, the Contract Owner will be the beneficiary.

Regardless of whether a Death Benefit is payable, if the Annuitant dies and any Contract Owner is not an individual but is a non-natural person, distribution rules under federal tax law will apply.  You should consult your tax and/or legal adviser for more information if the Contract Owner is not an individual but is a non-natural person.

Please note that only the Standard Death Benefit is available on a Contract with joint Annuitants.

Beneficiary

The beneficiary is named by you in a written request.  The beneficiary is the person who receives any Death Benefit proceeds.  The beneficiary may become the successor Contract Owner if the beneficiary is the Contract Owner’s spouse and the Contract Owner dies before the Annuity Start Date.  We pay Death Benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner).

If the primary beneficiary dies before the Death Benefit is payable, we pay the Death Benefit proceeds to the contingent beneficiary, if any.  If there is no surviving beneficiary, we pay the Death Benefit proceeds to the Contract Owner’s estate.

One or more persons may be a beneficiary or contingent beneficiary.  In the case of more than one beneficiary, we will assume any Death Benefit proceeds are to be paid in equal shares to the surviving beneficiaries, unless you indicate otherwise in writing.

Change of Contract Owner or Beneficiary

During the Annuitant’s lifetime, you may transfer ownership of a nonqualified Contract.  A change in ownership may affect the amount of the Death Benefit, the guaranteed minimum Death Benefit and/or the Death Benefit option applied to the Contract, and the continuation of any other optional rider that you have elected.  The new owner’s age, as of the date of the change, will be used as the basis for determining the applicable benefits and charges (the Annuitant’s age if the owner is a non-natural person).  The new owner’s death will determine when a Death Benefit is payable (the Annuitant’s death if the owners is a non-natural person).

Before Ownership Change	Age of New Owner	After Ownership Change
Standard Death Benefit	85 and under	Standard Death Benefit
Annual Ratchet Enhanced Death Benefit	79 and under	Annual Ratchet Enhanced Death Benefit
Annual Ratchet Enhanced Death Benefit	80 to 85	Standard Death Benefit
7% Solution Enhanced Death Benefit	79 and under	7% Solution Enhanced Death Benefit
7% Solution Enhanced Death Benefit	80 to 85	Standard Death Benefit
Max 7 Enhanced Death Benefit	79 and under	Max 7 Enhanced Death Benefit
Max 7 Enhanced Death Benefit	80 to 85	Standard Death Benefit

In the event the new owner is age 86 or over, or the new owner is not an individual but is a non-natural person (other than a trust for the benefit of the owner or Annuitant), the Death Benefit after the ownership change will be the Cash Surrender Value.  The Base Contract Expense going forward will reflect the change in Death Benefit.  Please note that once a Death Benefit has been changed due to a change in owner, a subsequent change to a younger owner will not restore any of the enhanced death benefit options.

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If you have elected the Earnings Multiplier Benefit rider, and the new owner is under age 76, the rider will continue. The benefit will be adjusted to reflect the attained age of the new owner as the issue age. We will use the Maximum Base and Benefit Base percentages in effect on the original rider effective date to calculate the benefit. If the new owner is age 76 or over, the rider will terminate. If you have not elected the Earnings Multiplier Benefit rider, the new owner may not add the rider upon the change of ownership. If you have elected another optional rider, the rider will terminate upon a change of ownership, except as provided in the rider.

An ownership change may cause a living benefit rider to terminate.  Such depends on the rider and whether spousal continuation is allowed.  For more information about an ownership change with the MGIB rider, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”).”  For more information about an ownership change with the LifePay Plus rider, please see “LIVING BENEFIT RIDERS – LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider.”  For more information about an ownership change with the Joint LifePay Plus rider, please see “LIVING BENEFIT RIDERS – Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider.”

A change of owner likely has tax consequences.  See “FEDERAL TAX CONSIDERATIONS.”

You have the right to change beneficiaries during the Annuitant’s lifetime unless you have designated an irrevocable beneficiary.  If you have designated an irrevocable beneficiary, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract.  In the event of joint owners all must agree to change a beneficiary.

In the event of a death claim, we will honor the form of payment of the Death Benefit specified by the beneficiary to the extent permitted under Tax Code Section 72(s) or 401(a)(9), as applicable.  You may also be able to restrict a beneficiary’s right to elect an annuity payment option or receive a lump-sum payment.  If so, such rights or options must comply with applicable provisions for the Tax Code and will not be available to the beneficiary.

All requests for changes must be in writing and submitted to Customer Service.  Please date your requests.  The change will be effective as of the day we receive the request in good order.  The change will not affect any payment made or action taken by us before recording the change.

Crediting of Premium Payments

You may make additional premium payments of $500 or more ($50 for qualified Contracts) at any time up to the Contract anniversary after your 85th birthday.  We may change the additional premium requirements for certain group or sponsored arrangements.  An initial or additional premium payment that would cause the Contract Value of all annuities that you maintain with us to exceed $1,500,000 requires our prior approval.

We processed your initial premium within two business days after receipt and allocated the payment according to the instructions you specified at the Accumulation Unit value next determined once the application and all information necessary for processing the Contract were complete.  We will process additional premium payments within one business day if we receive all information necessary.  In certain states we also accept additional premium payments by wire order.  Wire transmittals must be accompanied by sufficient electronically transmitted data.  We may have retained your initial premium payment for up to five business days while attempting to complete an incomplete application.  If the application could not be completed within this period, we informed you of the reasons for the delay and returned the premium payment immediately unless you directed us to hold the premium payment until the application was completed.  If you chose to have us hold the premium payment, we held it in a non-interest bearing account.

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If your premium payment is transmitted by wire order from your broker/dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker/dealer:
•
If either your state or broker/dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within five days of the premium payment. If we do not receive the application or form within five days of the premium payment, we will refund the Contract Value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid; or

•
If your state and broker/dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with a Contract Acknowledgement and Delivery Statement for your execution. Until Customer Service receives the executed Contract Acknowledgement and Delivery Statement, neither you nor the broker/dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

We will ask about any missing information related to additional premium payments.  We will allocate the additional premium payment(s) proportionally according to the current Subaccount allocation unless you specify otherwise.  Any fixed allocation(s) will not be considered in these calculations.  If a Subaccount is no longer available (including due to a Fund purchase restriction) or requested in error, we will allocate the additional premium payment(s) proportionally among the other Subaccount(s) in your current allocation.  For any additional premium payments, we will credit the payment designated for a Subaccount of Separate Account B at the Accumulation Unit value next determined after receipt of your premium payment and instructions.

Once we allocate your premium payment to the Subaccounts selected by you, we convert the premium payment into Accumulation Units.  We divide the amount of the premium payment and Premium Credit allocated to a particular Subaccount by the value of an Accumulation Unit for the Subaccount to determine the number of Accumulation Units of the Subaccount to be held in Separate Account B with respect to your Contract.  The net investment results of each Subaccount vary with its investment performance.

In some states, we may have required that an initial premium designated for a Subaccount of Separate Account B be allocated to a Subaccount specially designated by the Company (currently, the Voya Government Liquid Assets Portfolio) during the free look period.  After the free look period, we then converted your Contract Value (your initial premium plus any earnings less any expenses) into Accumulation Units of the Subaccounts you previously selected.  The Accumulation Units were allocated based on the Accumulation Unit value next computed for each Subaccount.  Initial premium that was to be allocated to the Fixed Interest Options was allocated to the Fixed Interest Options with the guaranteed interest period you had chosen.

Additional Credit to Premium

We will add a credit to your Contract Value based on each premium payment (“Premium Credit”). We will add the Premium Credit proportionally to each subaccount and Fixed Interest Option as the premium payment is allocated. The Premium Credit is a minimum of 4% of the premium payment. We may increase the Premium Credit at our discretion. If we increase the Premium Credit we may reduce it also at our discretion, but we will not reduce it below the minimum Premium Credit of 4%, and we will give at least 30 days’ notice of any planned reduction.

The Premium Credit constitutes earnings (and not premiums paid by you) for federal tax purposes.
In any of the following circumstances, we deduct a Premium Credit from the amount we pay to you or your beneficiary:
•	If a death benefit becomes payable, we will deduct any Premium Credits added to your contract within one year prior to death; and
•	If we waive any surrender charge, we will deduct any Premium Credit added to your Contract Value within one year.

If we deduct a Premium Credit from any amount we pay to you, we will only deduct the full dollar amount of the Premium Credit. You will retain any gains, and you will also bear any losses, that are attributable to the Premium Credit we deduct.

Once we have waived any surrender charge, we will not add any additional Premium Credit to any additional premium you pay on or after the date of any such waiver.

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While no specific charge is made for the Premium Credit, the surrender charges are higher and the surrender charge period longer than under our products not offering a Premium Credit. Also, the mortality and expense risk charge is higher than that charged under other products providing comparable features, but which have no Premium Credit. We may use a portion of the surrender charge and mortality and expense risk charge to help recover the cost of providing the Premium Credit. In addition, there may be circumstances under which the Contract Owner may be worse off from having received a Premium Credit.  Negative performance associated with the Premium Credit at any time will reduce the Contract Value more than if the Premium Credit had not been applied.

Contract Value

We determine your Contract Value on a daily basis beginning on the Contract Date.  Your Contract Value is the sum of:
•	The Contract Value in the Fixed Interest Options; and
•	The Contract Value in each Subaccount in which you are invested.

On the Contract Date, we allocated your Contract Value to each Subaccount and/or a Fixed Interest Option specified by you, unless the Contract was issued in a state that required the return of premium payments during the free look period.  In such a case, the portion of your initial premium and added Premium Credit not allocated to a Fixed Interest Option may have been allocated to a Subaccount specially designated by the Company during the free look period for this purpose (the Voya Government Liquid Assets Portfolio)

Contract Value in Fixed Interest Options.  The Contract Value in your Fixed Interest Options is the sum of premium payments and Premium Credits allocated to the Fixed Interest Options under the Contract, plus Contract Value transferred to the Fixed Interest Options, plus credited interest, minus any transfers and withdrawals from the Fixed Interest Options (including any Market Value Adjustment applied to such transfer or withdrawal), Contract fees (including, in some cases, fees for optional benefit riders) and premium taxes.

Contract Value in the Subaccounts.  On the Contract Date, the Contract Value in the Subaccounts in which you are invested is equal to the initial premium paid and added Premium Credit designated to be allocated to the Subaccounts.

On each business day after the Contract Date, we calculate the amount of Contract Value in each Subaccount as follows:
(1)	We take the Contract Value in the Subaccount at the end of the preceding business day;
(2)	We multiply (1) by the Subaccount’s Net Rate of Return since the preceding business day;
(3)	We add (1) and (2);
(4)	We add to (3) any additional premium payments and Premium Credits, and then add or subtract any transfers to or from that Subaccount; and
(5)	We subtract from (4) any withdrawals and any related charges, and then subtract any Contract fees and premium taxes.

The Net Rate of Return equals the Net Investment Factor minus one.

The Net Investment Factor is an index number that reflects certain charges under the Contract and the investment performance of the Subaccount.  The Net Investment Factor is calculated for each Subaccount as follows:
(1)	We take the net asset value of the Subaccount at the end of each business day;
(2)	We add to (1) the amount of any dividend or capital gains distribution declared for the Subaccount and reinvested in such Subaccount. We subtract from that amount a charge for our taxes, if any;
(3)	We divide (2) by the net asset value of the Subaccount at the end of the preceding business day; and
(4)	We then subtract the applicable daily charges from the Subaccount: the Base Contract Expense; the asset-based administrative charge; and any optional rider charges.

Calculations for the Subaccounts are made on a per Accumulation Unit basis.  Each Subaccount of Separate Account B has its own Accumulation Unit value.  The Accumulation Units are valued at the close of each business day that the New York Stock Exchange (“NYSE”) is open for trading, normally 4:00 p.m. Eastern Time.  Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable Fund in which the Subaccount invests.  Shares in the Funds are valued at their net asset value.

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Cash Surrender Value

The Cash Surrender Value is the amount you receive when you surrender the Contract.  The Cash Surrender Value will fluctuate daily based on the investment results of the Subaccounts in which you are invested and interest credited to Fixed Interest Options and any Market Value Adjustment.  See APPENDIX B for a description of the calculation of Cash Surrender Value under any Fixed Interest Option.  We do not guarantee any minimum Cash Surrender Value.  On any date during the accumulation phase, your Cash Surrender Value equals:
•	Your Contract Value;
•	Adjusted for any Market Value Adjustment for amounts invested in the Fixed Interest Options; and
•
Reduced by any surrender charge, any charge for premium taxes, any redemption fees, the annual Contract administrative fee (unless waived), any optional benefit rider charge, and any other charges incurred but not yet deducted.

Surrendering to Receive the Cash Surrender Value.  You may surrender the Contract at any time while the Annuitant is living and before the Annuity Start Date.  A surrender is effective on the date we receive your written request and the Contract at Customer Service.  After we receive all paperwork required for us to process your surrender, we will determine and pay the Cash Surrender Value at the price next determined.  Once paid, all benefits under the Contract will terminate.  You may receive the Cash Surrender Value in a single sum payment or apply it under one or more annuity options.  We will usually pay the Cash Surrender Value within seven days.

Consult your tax and/or legal adviser regarding the tax consequences associated with surrendering your Contract.  A surrender made before you reach age 59 1∕2 may result in a 10% tax penalty.  See “FEDERAL TAX CONSIDERATIONS” for more details.

TRANSFERS AMONG YOUR INVESTMENT OPTIONS

Before the Annuity Start Date, you may transfer your Contract Value among the Subaccounts in which you are invested and your Fixed Interest Options.  We currently do not charge you for transfers made during a Contract Year but reserve the right to charge for each transfer after the twelfth transfer in a Contract Year.  We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if in our business judgment such modification or termination is necessary or in accordance with applicable law.  We will apply a Market Value Adjustment to transfers from a Fixed Interest Option taken more than 30 days before its maturity date, unless the transfer is made under the dollar cost averaging program.  Keep in mind that transfers between Covered Funds, Special Funds and Excluded Funds and other Funds may negatively impact your Death Benefit or rider benefits.

If you allocate Contract Value to an investment option that has been designated as a Restricted Fund, your ability to transfer Contract Value to the Restricted Fund may be limited.  A transfer to the Restricted Funds will not be permitted to the extent that it would increase the Contract Value in the Restricted Fund to more than the applicable limits following the transfer.  We do not limit transfers from Restricted Funds.  If the result of multiple reallocations is to lower the percentage of total Contract Value in the Restricted Fund, the reallocation will be permitted even if the percentage of Contract Value in the Restricted Fund is greater than the limit.

Please be aware that the benefit we pay under an optional benefit rider may be affected by certain transfers you make while the rider is in effect.  Transfers, including those involving Special Funds or Excluded Funds, may also affect your optional rider base.  See “LIVING BENEFIT RIDERS.”

The minimum amount that you may transfer is $100 or, if less, your entire Contract Value held in a Subaccount or a Fixed Interest Option.  To make a transfer, you must notify Customer Service and all other administrative requirements must be met.  We will determine transfer values at the end of the business day on which we receive the transfer request at Customer Service.  If we receive your transfer request after 4 p.m. eastern time or the close of regular trading of the NYSE, we will make the transfer on the next business day.

Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine.  We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means.  Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions, even if appropriate identifying information is provided.

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You may elect to participate in our dollar cost averaging program through either the Voya Government Liquid Assets Portfolio or a Fixed Interest Option, subject to availability, starting 30 days after the Contract Date.  These investment options serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount to the Subaccounts you specify.  There is no additional charge to participate in the dollar cost averaging program.  Dollar cost averaging is not available with automatic rebalancing and may be subject to limited availability with systematic withdrawals.

Fixed Interest Options with durations of six months and one year may be available for use exclusively with the dollar cost averaging program.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment.  Since we transfer the same dollar amount to Subaccounts each month, more units of a Subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high.  Therefore, a lower than average value per unit may be achieved over the long term.  However, we cannot guarantee this.  When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels.  You should consider your tolerance for investing through periods of fluctuating price levels.

Dollar cost averaging requires a minimum monthly transfer amount of $100.  We will transfer all your money allocated to that source account into the Subaccount(s) you specify in equal payments over the relevant duration.  The last payment will include earnings accrued over the duration.  If you make an additional premium payment into a Fixed Interest Option subject to dollar cost averaging, the amount of your transfers under the dollar cost averaging program remains the same, unless you instruct us to increase the transfer amount.

If we receive a transfer request that violates the reallocation limitations under the Contract, we will inform you or your agent/registered representative that we cannot process the transfer and that new instructions are required.  Transfers under the dollar cost averaging program must comply with the investment restrictions for the living benefit riders.

Transfers under the dollar cost averaging program are not subject to a Market Value Adjustment.  However, if you use a Fixed Interest Option as the source account for dollar cost averaging and terminate the dollar cost averaging program when there is money remaining in the dollar cost averaging Fixed Interest Option, we will transfer the remaining money to the Voya Government Liquid Assets Portfolio.  Such transfer will trigger a Market Value Adjustment if the transfer is made more than 30 days before the maturity date of the dollar cost averaging Fixed Interest Option.

If you do not specify to which Subaccounts you want to transfer the dollar amount of the source account, we will transfer the money to the Subaccounts in which you are invested proportionally, subject to any Fund purchase restrictions.  The transfer date is the same day each month as your Contract Date.  If, on any transfer date, your Contract Value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end.  You may terminate the dollar cost averaging program at any time by sending satisfactory notice to Customer Service at least seven days before the next transfer date.

Transfers under the dollar cost averaging program must comply with the investment restrictions for the living benefit riders.

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You are permitted to transfer Contract Value to a Restricted Fund, subject to the limitations described in this section and in “THE FUNDS – Restricted Funds.” Compliance with the individual and aggregate Restricted Fund limits will be reviewed when the dollar cost averaging program is established.  Transfers under the dollar cost averaging program must be within those limits.  We will not review again your dollar cost averaging election for compliance with the individual and aggregate limits for investment in the Restricted Funds except in the case of the transactions described below:
•
Amount added to source account: If you add amounts to the source account which would increase the amount to be transferred under the dollar cost averaging program, we will review the amounts to be transferred to ensure that the individual and aggregate limits are not being exceeded.  If such limits would be exceeded, we will require that the dollar cost averaging transfer amounts be changed to ensure that the transfers are within the limits based on the then-current allocation of Contract Value to the Restricted Fund(s) and the then-current value of the amount designated to be transferred to that Restricted Fund(s);

•
Additional premium paid: Up to the individual Restricted Fund percentage limit may be allocated to a Restricted Fund.  If you request more than the individual limit be allocated to a Restricted Fund, we will look at the aggregate limit, subtract the current allocation to Restricted Funds, and subtract the current value of amounts to be transferred under the dollar cost averaging program to Restricted Funds.  The excess, if any, is the maximum that may be allocated proportionally to the Restricted Funds; and

•
Reallocation request is made while the dollar cost averaging program is active: If the reallocation would increase the amount allocated to Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to Restricted Funds and less the current value of any remaining amounts to be transferred under the dollar cost averaging program to the Restricted Funds.

We may offer additional Subaccounts or Fixed Interest Options to be source accounts under the dollar cost averaging program or withdraw any Subaccount or Fixed Interest Option from the dollar cost averaging program.   We may also stop offering dollar cost averaging Fixed Interest Options or otherwise modify, suspend or terminate this program.  Such change will not affect any dollar cost averaging programs in operation at the time.

Automatic Rebalancing

If you have at least $10,000 of Contract Value invested in the Subaccounts of Separate Account B, you may elect to have your investments in the Subaccounts automatically rebalanced.  Automatic rebalancing is not available if you participate in the dollar cost averaging program.  Automatic rebalancing is subject to any Fund purchase restrictions; however, transfers made pursuant to automatic rebalancing do not count toward the 12-transfer limit on free transfers.  There is no additional charge for this feature.

Under automatic rebalancing we will transfer amounts under your Contract on a quarterly, semi-annual, or annual calendar year basis among the Subaccounts to maintain the investment blend of your selected Subaccounts.  Automatic rebalancing percentages must be in whole percentages.  Rebalancing does not affect any amounts that you have allocated to Fixed Interest Options.  The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken proportionally.

To participate in automatic rebalancing, send satisfactory notice to Customer Service.  We will begin the program on the last business day of the period in which we receive the notice.  You may cancel the program at any time.  The program will automatically terminate if you choose to reallocate your Contract Value among the Subaccounts or if you make an additional premium payment or partial withdrawal on other than a proportional basis.  Additional premium payments and partial withdrawals made proportionally will not cause the automatic rebalancing program to terminate.

You are permitted to reallocate between Restricted and non-Restricted Funds, subject to the limitations described in this section and in “THE FUNDS – Restricted Funds.” If the reallocation would increase the amount allocated to the Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to all Restricted Funds.

Upon advance notice we may modify, suspend, or terminate the automatic rebalancing program at any time.

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Limits on Frequent or Disruptive Transfers

The Contract is not designed to serve as a vehicle for frequent transfers.  Frequent transfer activity can disrupt management of a Fund and raise its expenses through:
•	Increased trading and transaction costs;
•	Forced and unplanned portfolio turnover;
•	Lost opportunity costs; and
•	Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Contract Owners.

This in turn can have an adverse effect on Fund performance.  Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should be aware that:
•
We suspend the Electronic Trading Privileges, as defined below, of any individual or organization if we determine, in our sole discretion, that the individual’s or organization’s transfer activity is disruptive or not in the best interest of other owners of our variable insurance and retirement products; and

•	Each underlying Fund may limit or restrict Fund purchases and we will implement any limitation or restriction on transfers to an underlying Fund as directed by that underlying Fund.

Consequently, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase or participate in the Contract.

Excessive Trading Policy.  We provide multi-fund variable insurance and retirement products and have adopted an Excessive Trading Policy to respond to the demands of the various Fund families that make their Funds available through our products to restrict excessive Fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.

We actively monitor Fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy.  Our Excessive Trading Policy is violated if Fund transfer and reallocation activity:
•	Meets or exceeds our current definition of Excessive Trading, as defined below; or
•	Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.

We currently define Excessive Trading as:
•
More than one purchase and sale of the same Fund (including money market Funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same Fund is referred to as a “round-trip”).  This means two or more round-trips involving the same Fund within a 60 calendar day period would meet our definition of Excessive Trading; or

•	Six round-trips involving the same Fund within a twelve month period.

The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases or sales of shares related to non-Fund transfers (for example, new premium payments, withdrawals and loans, if available);
•	Transfers associated with any scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Purchases and sales of Funds that affirmatively permit short-term trading in their Fund shares, and movement between such Funds and a money market Fund; and
•	Transactions initiated by us or a Fund.

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If we determine that an individual or entity has made a purchase of a Fund within 60 days of a prior round-trip involving the same Fund, we will send them a letter warning that another sale of that same Fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate Fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (“VRU”), telephone calls to Customer Service, or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”).  Likewise, if we determine that an individual or entity has made five round-trips involving the same Fund within a rolling twelve month period, we will send them a letter warning that another purchase and sale of that same Fund within twelve months of the initial purchase in the first round-trip in the prior twelve month period will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges.  According to the needs of the various business units, a copy of the warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate Fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity.  A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the Fund whose shares were involved in the trading activity.

If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months.  Consequently, all Fund transfers or reallocations, not just those which involve the Fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail.  Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred.  During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible.  A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate Fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the Fund whose shares were involved in the activity that violated our Excessive Trading Policy.

Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored.  We will continue to monitor the Fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges.  A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.

We do not allow exceptions to our Excessive Trading Policy.  We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular Fund, at any time without prior notice, depending on, among other factors, the needs of the underlying Fund(s), the best interests of Contract Owners and Fund investors and/or state or federal regulatory requirements.  If we modify our policy, it will be applied uniformly to all Contract Owners or, as applicable, to all Contract Owners investing in the underlying Fund.

Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity.  If it is not completely successful, Fund performance and management may be adversely affected, as noted above.

Limits Imposed by the Funds.  Each underlying Fund available through the variable insurance and retirement products offered by us, either by prospectus or stated contract, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of Fund shares are subject to acceptance or rejection by the underlying Fund.  We reserve the right, without prior notice, to implement Fund purchase restrictions and/or limitations on an individual or entity that the Fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a Subaccount if the corresponding Fund will not accept the allocation or transfer for any reason.  All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a Fund or all Funds within a Fund family) will be done in accordance with the directions we receive from the Fund.

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Agreements to Share Information with Fund Companies.  As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the Fund companies whose Funds are offered through the Contract.  Contract Owner trading information is shared under these agreements as necessary for the Fund companies to monitor Fund trading and our implementation of our Excessive Trading Policy.  Under these agreements, we are required to share information regarding Contract Owner transactions, including but not limited to information regarding Fund transfers initiated by you.  In addition to information about Contract Owner transactions, this information may include personal Contract Owner information, including names and social security numbers or other tax identification numbers.

As a result of this information sharing, a Fund company may direct us to restrict a Contract Owner’s transactions if the Fund determines that the Contract Owner has violated the Fund’s excessive/frequent trading policy.  This could include the Fund directing us to reject any allocations of premium or Contract Value to the Fund or all Funds within the Fund family.

WITHDRAWALS

Except under certain qualified Contracts, you may withdraw all or part of your money any time during the accumulation phase and before the death of the Contract Owner.  If you request a withdrawal for more than 90% of the Cash Surrender Value, and the remaining Cash Surrender Value after the withdrawal is less than $1,000, we will treat it as a request to surrender the Contract.  If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge.  The Free Withdrawal Amount in any Contract Year is 10% of your Contract Value, including any Premium Credits, on the date of the withdrawal less any prior withdrawals during that Contract Year.  The Free Withdrawal Amount does not constitute a withdrawal of premiums.

You need to submit to us a request specifying the Fixed Interest Options or Subaccounts from which to withdraw amounts, otherwise we will make the withdrawal proportionally from all of the Subaccounts in which you are invested.  If there is not enough Contract Value in the Subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Options starting with the guaranteed interest periods nearest their maturity dates until we have honored your request.  We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Option taken more than 30 days before its maturity date.  Definitive guidance on the proper federal tax treatment of the Market Value Adjustment has not been issued.  You may want to discuss the potential tax consequences of a Market Value Adjustment with your tax and/or legal adviser.  We will determine the Contract Value as of the close of business on the day we receive your withdrawal request in good order at Customer Service.  The Contract Value may be more or less than the premium payments made.

If any limitation on allocations to the Restricted Funds has been exceeded, additional withdrawals must be taken so that the percentage of Contract Value in the Restricted Funds following the withdrawal would not be greater than the percentage of Contract Value in the Restricted Funds prior to the withdrawal.  In this event, you would either need to take your withdrawal from the Restricted Funds or proportionally from all Subaccounts.

Please be aware that the benefit we pay under certain optional benefit riders may be reduced by any withdrawals you take while the optional benefit rider is in effect.  Withdrawals may be subject to taxation and tax penalties.  A withdrawal made before the taxpayer reaches age 59 ½ may result in a 10% penalty tax.  See “FEDERAL TAX CONSIDERATIONS” for more details.  Consult your tax and/or legal adviser regarding the tax consequences associated with taking withdrawals.  You are responsible for determining that withdrawals comply with applicable law.

We offer three types of withdrawals: regular withdrawals, systematic withdrawals, and IRA withdrawals.

Regular Withdrawals.  You may make regular withdrawals.  Each withdrawal must be a minimum of $100.  We will apply a Market Value Adjustment to any regular withdrawal you take from a Fixed Interest Option more than 30 days before its maturity date.  See APPENDIX B for more information on the application of Market Value Adjustment.

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Systematic Withdrawals.   You may choose to receive automatic systematic withdrawal payments from the Contract Value in the Subaccounts in which you are invested or from the interest earned in your Fixed Interest Options.  You may not elect the systematic withdrawal option if you are taking IRA withdrawals.  Systematic withdrawals may be taken monthly, quarterly or annually.  If you have Contract Value allocated to one or more Restricted Funds, and you elect to receive systematic withdrawals from the Subaccounts in which you are invested, the systematic withdrawals must be taken proportionally from all Subaccounts in which Contract Value is invested.  If you do not have Contract Value allocated to a Restricted Fund and choose systematic withdrawals on a non-proportional basis, we will monitor the withdrawals annually.  If you additionally allocate Contract Value to one or more Restricted Funds, we will require you to take your systematic withdrawals proportionally from all Subaccounts in which Contract Value is invested.  There is no additional charge for this feature.

You decide the date on which you would like your systematic withdrawals to start.  This date must be at least 30 days after the Contract Date and no later than the 28th day of the month.  Subject to these rules, if you have not indicated the date, your systematic withdrawals will occur on the next business day after your Contract Date (or the monthly or quarterly anniversary thereof) for your desired frequency.

Each systematic withdrawal amount must be a minimum of $100.  The amount of your systematic withdrawal can either be a fixed amount or an amount based on a percentage of your Contract Value.  Both forms of systematic withdrawals are subject to the applicable maximum as shown below, which is calculated on each withdrawal date:
Frequency	Maximum Percentage of Premiums not Previously Withdrawn
Monthly	0.83%
Quarterly	2.50%
Annually	10.00%

If you want fixed amount systematic withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature discussed below which you may add to your regular fixed amount systematic withdrawal program.

If your systematic withdrawal is based on a percentage of your Contract Value and the amount to be withdrawn based on that percentage would be less than $100, we will contact you and seek alternative instructions.  Unless you provide alternative instructions, if the systematic withdrawal would exceed the maximum percentage, we will send the amount and then automatically cancel your systematic withdrawal option.

We limit systematic withdrawals from Fixed Interest Options to interest earned during the prior month, quarter, or year, depending on the frequency you chose.  Systematic withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings.  Systematic withdrawals from Fixed Interest Options under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with distributions under Section 72(q) and 72(t) of the Tax Code.  A Fixed Interest Option may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.

You may change the amount or percentage of your systematic withdrawal once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least seven days before the next scheduled withdrawal date.  If you submit an additional premium payment after you have applied for systematic withdrawals, we will not adjust future withdrawals under the systematic withdrawal program unless you specifically request that we do so.  The systematic withdrawal option may commence in a Contract Year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any Contract Year during which you have previously taken a regular withdrawal.

Subject to availability, for nonqualified Contracts a spousal or non-spousal beneficiary may be able to elect to receive Death Benefits as payments over the beneficiary’s lifetime (“stretch”).  Stretch payments will be subject to the same limitations as systematic withdrawals, and nonqualified stretch payments will be reported on the same basis as other systematic withdrawals.  Subject to availability, for qualified Contracts stretch payments are available only to individuals that are eligible designated beneficiaries under federal tax law.   See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).

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Fixed Dollar Systematic Withdrawal Feature.   You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed amount systematic withdrawal program.  This feature allows you to receive a systematic withdrawal in a fixed dollar amount in addition to your systematic withdrawal program regardless of any potential impact of surrender charges or Market Value Adjustments.  Systematic withdrawals from Fixed Interest Options under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions.  You choose the amount of the fixed systematic withdrawals, which may total up to an annual maximum of 10% of your Contract Value as determined on the day we receive your election of this feature.  We will not recalculate the maximum limit when you make additional premium payments, unless you instruct us to do so.  We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date.  We will assess a Market Value Adjustment on the withdrawal date if the withdrawal from a Fixed Interest Option exceeds your interest earnings on the withdrawal date.  We will apply the surrender charge and any Market Value Adjustment directly to your Contract Value (rather than to the withdrawal) so that the amount of each systematic withdrawal remains fixed.

Fixed dollar systematic withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Tax Code may exceed the maximum described above.  Such withdrawals are subject to surrender charges and Market Value Adjustments when they exceed the applicable maximum percentage.

IRA Withdrawals.   If you have a non-Roth IRA Contract and will be at least age 72 (age 70 1∕2 if born before July 1, 1949) during the current calendar year, you may elect to have distributions made to you to satisfy minimum distribution requirements imposed by federal tax law.  IRA withdrawals provide payout of amounts required to be distributed by the Tax Code rules governing mandatory distributions under IRAs.  We will send you a notice before your distributions commence.  You may elect to take IRA withdrawals at that time, or at a later date.  You may not elect IRA withdrawals and participate in systematic withdrawals at the same time.  If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the requirements imposed by federal tax law may be made.  Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law, unless you are satisfying those mandatory distribution rules through withdrawals from other IRA accounts.

You choose the frequency of your IRA withdrawals (monthly, quarterly or annually) and the start date.  This date must be at least 30 days after the Contract Date and no later than the 28th day of the month.  Subject to these rules, if you have not indicated the date, your IRA withdrawals will occur on the next business day after your Contract Date for your desired frequency.

We calculate the amount you are required to withdraw from your Contract each year based on the information you give us and various choices you make.  For information regarding the calculation and choices you have, see the SAI.  Or, we will accept your written instructions regarding the calculated amount required to be withdrawn from your Contract each year.  The minimum dollar amount you can withdraw is $100.  When we determine the required IRA withdrawal amount each year based on the frequency you select, if that amount is less than $100, we will pay $100.  At any time where the IRA withdrawal amount is greater than the Contract Value, we will cancel the Contract and send you the amount of the Cash Surrender Value.

You may change the payment frequency of your IRA withdrawals once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least seven days before the next scheduled withdrawal date.

An IRA withdrawal from a Fixed Interest Option in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment and may be subject to surrender charges.

On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).   Among other provisions, the CARES Act suspended the minimum distribution requirements (RMDs) applicable to IRAs for the year 2020.   See “FEDERAL TAX CONSIDERATIONS” for more details.

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403(b) PLAN LOANS

Availability.  If your Contract was issued in relation to a 403(b) retirement plan, 403(b) Plan Loans may be available to you if specifically permitted by the terms of your plan and in your state.  If available, you may initiate a loan at any time during the accumulation phase prior to reaching age 72.  Some states may limit the number of loans that may be outstanding at any one time.

Loans are subject to requirements under the Tax Code and related loan regulations, as well as ERISA (if applicable). Further restrictions may apply due to our administrative practices. We reserve the right to deny a loan request if the participant has an outstanding loan in default.

Things to Consider Before Initiating a Loan.  When you initiate a loan we transfer an amount equal to the loan, on a pro-rata basis, from each of the investment options in which your Contract Value is allocated to a special loan account within our general account where it is held as collateral for your outstanding loan balance.  Consequently, consider the following before initiating a loan:

•	Loan Fee. A $25 loan fee is deducted from your Contract Value when initiating a loan;
•
Potential loss of Investment Return.  Taking a loan reduces your opportunity to participate in the investment performance of the Subaccounts and the interest guarantees of the Fixed Interest Options; and

•
Loan Interest.  Interest is both charged and credited on loan amounts allocated to the special loan account.  The interest rate charged is 6% annually, and the interest rate credited is 3% annually.  The difference between the rate charged and the rate credited on loans is called the loan interest rate spread, which is retained by the Company.

Loan Amount.  The minimum loan amount is $1,000, and the maximum loan amount is the lesser of:

•	The greater of:
o 50% of your Cash Surrender Value, less any outstanding loan balance; or
o $10,000 less any outstanding loan balance;
•	$50,000 less the highest outstanding loan balance in the last 12 months; or
•	The greater of:
o 90% of your Cash Surrender Value; or
o Your Cash Surrender Value minus $2,500.

Repayment.  You are required to establish a repayment schedule when initiating a loan.  Repayment terms may vary, but generally range from one to five years in duration.  When you initiate a loan, a repayment amount is determined and you choose whether to repay the loan over the term on a monthly or quarterly basis.  Once chosen, your repayment term and frequency cannot be changed.  You may always pay more than the agreed upon repayment amount, and you may pay off the loan before the end of its term.

Loan repayments received will reduce the outstanding loan balance and such amounts, net of loan interest, will be transferred on a pro rate basis from the special loan account to the investment options in which your Contract Value is then allocated.

Past Due Loans.  A loan will become past due when a scheduled payment has not been received.  Any loan payments made on a past due loan will apply to the oldest delinquent payment first for the purposes of avoiding defaulting on the loan.  Any amount past due for more than three months will cause the loan to be in default.

Defaulted Loans.  When a loan is in default, the outstanding loan amount, including accrued interest, is treated as a normal disbursement for tax purposes and will be reported as a taxable distribution to the IRS.  The distribution may be subject to tax penalties under Tax Code.  To the extent a loan that has been reported as a distribution remains unpaid, it will continue to count against your future loan availability.  If you have defaulted on a loan, interest will continue to accumulate on the balance until the loan is paid or you have a distributable event. Additionally, certain other tax rules apply to distributions from the contract.  The CARES Act includes temporary relief from certain of the Tax Code rules applicable to loans.   See “FEDERAL TAX CONSIDERATIONS ‒ Taxation of Qualified Contracts” for additional information.

Withdrawals to Repay a Loan.  You may take a withdrawal from your Contract to make a loan payment or repay a loan that is in default, but any such withdrawal will be subject to the normal consequences of a withdrawal, including possible surrender charges and a Market Value Adjustment from amounts withdrawn from a Fixed Interest Option.   We cannot apply any amount withdrawn directly to a loan repayment.  Rather, you will need to take the withdrawal and return the loan payment to us with a personal check or in another accepted method of payment.

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ANNUITY OPTIONS

Annuitization of Your Contract

If the Annuitant and Contract Owner are living on the Annuity Start Date, we will begin making payments to the Contract Owner under an annuity option.  Five fixed payment annuity options are currently available.  We will make these payments under the annuity option you choose.  You may change an annuity option by making a written request to us at least 30 days before the Annuity Start Date.  Living benefit riders automatically terminate when the income phase of your Contract begins.  The MGIB annuity benefit may be available if you have purchased the MGIB rider, provided any waiting period or other specified condition has been met.  The Maximum Annual Withdrawal may be available with the LifePay Plus or Joint LifePay Plus riders.  Except as provided under certain riders, there is no Death Benefit after the Annuity Start Date.

Your choice of an annuity option may be limited, depending on your use of the Contract.  Certain annuity options and/or certain period certain durations may not be available, depending on the age of the Annuitant and whether your Contract is a qualified Contract that is subject to Tax Code Section 401(a)(9).  In addition, for qualified Contracts once annuity payments start under an annuity option, it may be necessary to modify those payments following the Annuitant’s death in order to comply with new requirements under the Required Minimum Distribution rules.  See “FEDERAL TAX CONSIDERATIONS - Required Distributions upon Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).”
You may also elect an annuity option on surrender of the Contract for its Cash Surrender Value or you may choose one or more annuity options for the payment of Death Benefit proceeds while it is in effect and before the Annuity Start Date.  If, at the time of the Contract Owner’s death or the Annuitant’s death (if the Contract Owner is not an individual but is a non-natural person), no option has been chosen for paying Death Benefit proceeds, the beneficiary may choose an annuity option.  In such a case, the payments will be based on the life expectancy of the beneficiary rather than the life of the Annuitant.  In all events, payments of Death Benefit proceeds must comply with the distribution requirements of applicable federal tax law.

The minimum monthly annuity payment that we will make is $20.  We may require that a single sum payment be made if the Contract Value is less than $2,000 or if the calculated monthly annuity payment is less than $20.

For each annuity option, we will issue a separate written agreement putting the annuity option into effect.  Before we pay any annuity benefits, we require the return of your Contract.  If your Contract has been lost, we will require that you complete and return the applicable lost Contract form.  Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used and the interest credited to the Fixed Interest Options or the investment performance of the Funds if variable options are available and selected.

Our current annuity options provide only for fixed payments.  Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us.  Payment under our current annuity options will last either for a specified period of time or for the life of the Annuitant, or both – depending on the option selected.  We will determine the amount of the annuity payments on the Annuity Start Date by multiplying the Contract Value (adjusted for any Market Value Adjustment and any rider charges that would be due) by the applicable payment factor provided under the Contract and dividing it by 1,000.  The applicable payment factor will depend on:
•	The annuity option selected;
•	The payment date;
•	The frequency of payments you choose; and
•	The age (and gender, where appropriate under applicable law) of the Annuitant or the beneficiary.

Surrender charges might apply depending on the annuity options.  As a general rule, more frequent annuity payments will result in smaller individual annuity payments.  Likewise, annuity payments that are anticipated over a longer period of time will also result in smaller individual annuity payments.  Because our current annuity options provide only for fixed payments, additional payments will not differ from the amount of your first annuity payment.

Our approval is needed for any option where:
•	The person named to receive payment is other than the Contract Owner or beneficiary;
•	The person named is not an individual but is a non-natural person, such as a corporation; or
•	Any annuity payment would be less than the minimum annuity payment allowed.

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Selecting the Annuity Start Date

You select the Annuity Start Date, which is the date on which the annuity payments commence.  Unless we consent, the Annuity Start Date must be at least five years from the Contract Date but before the month immediately following the Annuitant’s 95th birthday.  Subject to the required minimum distribution rules under the Tax Code, if on the Annuity Start Date, a surrender charge remains, the elected annuity option must be option include a period certain of at least ten years.

If you do not select an Annuity Start Date, it will automatically begin in the month following the Annuitant’s 90th birthday.

If the Annuity Start Date occurs when the Annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes.  For more information, see “FEDERAL TAX CONSIDERATIONS.”  For a Contract purchased in connection with a qualified plan, other than a Roth IRA, distributions must commence not later than April 1st of the calendar year following the calendar year in which you reach age 72 (age 70½ if you were born before July 1, 1949) or, in some cases, retire.  Distributions may be made through annuitization or withdrawals.  You should consult a tax adviser for tax advice when selecting and Annuity Start Date.

Frequency of Annuity Payments

You choose the frequency of the annuity payments.  They may be monthly, quarterly, semi-annually, or annually.  If we do not receive written notice from you, we will make the payments monthly.  There may be certain restrictions on minimum payments that we will allow.

Beneficiary Rights

A beneficiary’s right to elect an annuity option or receive a lump sum may have been restricted by the Contract Owner.  If so, such options may not be available to the beneficiary.  In addition, the beneficiary’s rights may be restricted by the distribution requirements of the applicable federal tax laws.

The Annuity Options

The Contract has five annuity options.  Payments under Options 1, 2, 3, and 4 are fixed.  Payments under Option 5 may be fixed or variable, although only fixed payments are currently available.  For a fixed annuity option, the Contract Value in the Subaccounts is transferred to the Company’s general account.  If you do not choose an annuity option, Option 2 – Income for Life with a 10-year period certain will be selected for you, or a shorter period if required by law.  Monthly payment amounts for each of the available options are available on request.

The MGIB annuity options available under the MGIB rider are different from the options listed below.  For additional information, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider – MGIB Annuity Options.”

Option 1.  Income for Life.  Under this option, we make payments for the life of the Annuitant in equal monthly installments.  There is no minimum number of payments.

Option 2.  Income for a Fixed Period.  Under this option, we make monthly payments in equal installments for a fixed number of years based on the Contract Value on the Annuity Start Date.  The fixed period must be between 15 and 30 years.  We guarantee that each monthly payment will be at least the amount stated in your Contract.  If you prefer, you may request that payments be made in annual, semi-annual, or quarterly installments.  We will provide you with illustrations if you ask for them.  If the Cash Surrender Value or Contract Value is applied under this option, a 10% penalty tax may apply to the taxable portion of each annuity payment until the Contract Owner reaches age 59½.

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Option 3.  Income for Life with a Period Certain.  Under this option, we make payments for the life of the Annuitant in equal monthly installments and guarantee the payments for a period certain, such as 10 or 20 years.  Other periods certain may be available to you on request.  You may choose a refund period instead.  Under this arrangement, payments are guaranteed until their sum equals the value of your Contract used to determine the annuity payments.  If the person named lives beyond the guaranteed period, we will continue payments until his or her death.  We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person’s age on his or her last birthday before the Annuity Start Date.  Amounts for ages not shown in the Contract are available on request.

Option 4.  Joint Life Income.  This option is available when there are two persons named to determine annuity payments.  At least one of the persons named must be either the Contract Owner or beneficiary under the Contract.  We guarantee monthly payments will be made as long as at least one of the named persons is living.  There is no minimum number of payments.  Monthly payment amounts are available on request.

Option 5.  Annuity Plan.  Under this option, your Contract Value can be applied to any other annuitization option that we choose to offer on the Annuity Start Date.  Annuity payments under Option 5 may be fixed or variable, although only fixed payments are currently available.  If payments are variable, they will be subject to and comply with the requirements of the 1940 Act.

Payment When Named Person Dies

When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and the Company, subject to any minimum distribution requirements imposed by federal tax law.  The amounts we will pay are determined as follows:
•	For Option 1, no amounts are payable after the named person has died;
•
For Options 2 and 3, we will continue any remaining guaranteed payments.  Under Options 2 and 3, the discounted values of the remaining guaranteed payments may be paid in a single sum.  This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early.  We will base the discount interest rate on the interest rate used to calculate the payments for Options 2 and 3;

•	For Option 4, no amounts are payable after both named persons have died; and
•	For Option 5, the annuity option agreement will state the amount we will pay, if any.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits that are available through the Contract.  For details about each benefit, please see the corresponding section in this prospectus.

Name of Benefit	Purpose	Maximum Annual Fee	Current Annual Fee	Brief Description of Restrictions/ Limitations
Standard Death Benefit	Provides a Death Benefit payable upon the death of either the Contract Owner or the first of joint owners or the Annuitant (when a Contract Owner is not an individual but is a non-natural person).
Base Contract Expense –

1.45% of Contract Value in each Subaccount for Contracts purchased on or after May 1, 2001.

1.40% of Contract Value in each Subaccount for Contracts purchased before  May 1, 2001.

Base Contract Expense –

1.45% of Contract Value in each Subaccount for Contracts purchased on or after May 1, 2001.

1.40% of Contract Value in each Subaccount for Contracts purchased before  May 1, 2001.
Automatically comes with the Contract. Fund selection can impact the benefit. Benefit will increase with additional premium payments and decrease with withdrawals.

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Name of Benefit	Purpose	Maximum Annual Fee	Current Annual Fee	Brief Description of Restrictions/ Limitations
Optional Annual Ratchet Enhanced Death Benefit	Enhances the Standard Death Benefit with any positive investment performance.	0.25% of Contract Value in each Subaccount	0.25% of Contract Value in each Subaccount	No longer available to purchase. Fund selection can impact the benefit. Withdrawals may reduce the benefit proportionally.
Optional 7% Solution Enhanced Death Benefit	Enhances the Standard Death Benefit with the lesser of: • 3 times all premium payments, adjusted for withdrawals, and • Premiums and Premium Credits accumulated at 7%, adjusted for withdrawals.	0.35% of Contract Value in each Subaccount	0.35% of Contract Value in each Subaccount	No longer available to purchase. Fund selection can impact the benefit. 7% accumulations ends at age 80. Withdrawals may reduce the benefit proportionally.
Optional Max 7 Enhanced Death Benefit	Enhances the Standard Death Benefit with the greater of any positive investment performance or the 7% Solution Enhanced Death Benefit.	0.45% of Contract Value in each Subaccount	0.45% of Contract Value in each Subaccount	No longer available to purchase. Fund selection can impact the benefit. Withdrawals may reduce the benefit proportionally.
Optional Earnings Multiplier Benefit Rider	Enhances the Death Benefit equal to a certain percentage of gain in the Contract, adjusted for withdrawals.	0.30% of Contract Value annually.	0.30% of Contract Value annually.	No longer available to purchase. Once selected, this rider generally may not be cancelled. There is no benefit if there is no gain in the Contract, even though the fee continues to be deducted.
Optional Minimum Guaranteed Accumulation Benefit Rider	Provides a guarantee of a minimum accumulation value at the end of either a 10-year or 20-year period.	0.50% of the MGAB Charge Base	0.50% of the MGAB Charge Base	No longer available to purchase. Withdrawals may reduce the benefit proportionally. Limited ability to cancel the MGAB rider.
Optional Minimum Guaranteed Income Benefit Rider	Guarantees that a minimum amount of annuity income if you annuitize on the MGIB Date, regardless of fluctuating market conditions	1.50% of the MGIB Charge Base	0.75% of the MGIB Charge Base	No longer available to purchase. Fund selection can impact the benefit.

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Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Optional Minimum Guaranteed Withdrawal Benefit	Provides a guarantee of a minimum level of annual withdrawals for the life of the Annuitant, even if these withdrawals reduce your Contract Value to zero.	0.50% of the MGWB Payment amount.	0.50% of the MGWB Payment amount.	No longer available to purchase. Excess withdrawals can reduce or eliminate the benefit. Fund selection can impact the benefit.

DEATH BENEFIT

Death Benefit Options

The Contract has a Standard Death Benefit and the following three optional death benefits that were available for election when you applied for the Contract:
•	The Annual Ratchet Enhanced Death Benefit;
•	The 7% Solution Enhanced Death Benefit; and
•	The Max 7 Enhanced Death Benefit.

If you did not elect one of the optional Death Benefits at the time of application for the Contract, your Contract was issued with the Standard Death Benefit.  Not all Death Benefit options were available at all issue ages or with all of the living benefit riders.  Additionally, not all Death Benefit options were available in every state.  The Death Benefit option applicable to your Contract cannot be changed.

A change in ownership of the Contract may affect the amount of the Death Benefit.  See your Contract for the Death Benefit Option applicable to you.

Death Benefit During the Accumulation Phase

During the accumulation phase, a Death Benefit (and the Earning Multiplier Benefit, if elected) is payable when either the Contract Owner or the first of joint owners or the Annuitant (when a Contract Owner is not an individual but is a non-natural person) dies before the Annuity Start Date.  Upon the first joint owner’s death, the surviving owner will become the beneficiary under the Contact.  Assuming you are the Contract Owner, your beneficiary will receive a Death Benefit unless the sole beneficiary is your surviving spouse and he or she elects to continue the Contract.  We calculate the Death Benefit value as of the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at Customer Service (“Claim Date”).  Surrender charges are waived in relation to premiums received before our receipt of due proof of death, and unless the sole beneficiary is your surviving spouse and he or she elects to continue the Contract, we will not accept additional premiums after we have received notice of death.

If there is a beneficiary who is not the spouse of the Contract Owner, the value of the Death Benefit may be allocated to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment.  If the spouse is the sole beneficiary of the Contract Owner, the value of the Death Benefit will remain allocated to the investment options in which Contract Value is allocated on the Claim Date and may be subject to market performance, positive or negative, from the Claim Date until the date of payment.  If your beneficiary wants to receive the Death Benefit on a date later than this, it may affect the amount of the benefit payable in the future.  Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, the proceeds may be received in a single lump-sum, applied to any of the annuity options, or, if available, paid over the beneficiary’s lifetime. See “SYSTEMATIC WITHDRAWALS” above. A beneficiary’s right to elect an annuity option or receive a lump-sum payment may have been restricted by the Contract Owner.  If so, such rights or options may not be available to the beneficiary.

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If we do not receive a request to apply the Death Benefit proceeds to an annuity option, we will make a single payment in a lump-sum.  We will generally pay Death Benefit proceeds within seven days after Customer Service has received sufficient information to make the payment.  For information on required distributions under federal income tax laws, you should see FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs). Beneficiaries should carefully review all settlement and payment options available under the Contract and are encouraged to consult with a financial professional or tax and/or legal adviser before choosing a settlement or payment option.

Payment of the Death Benefit may be subject to certain mandatory distribution rules required by federal tax law.

In all cases described below, the amount of the Death Benefit could be reduced by premium taxes owed and withdrawals not previously deducted.

Standard Death Benefit.  The Standard Death Benefit equals the greater of:
•	The Standard Minimum Guaranteed Death Benefit (“Standard MGDB”) for amounts allocated to Covered Funds plus the Contract Value allocated to Excluded Funds; and
•	The greater of the Contract Value and the Cash Surrender Value (sometimes referred to as the “Base Death Benefit”), reduced by any Premium Credits applied since or within 12 months prior to death.

Covered Funds are all investment options not designated as Excluded Funds.  No investment options are currently designated as Excluded Funds for purposes of the Standard Death Benefit.

The Standard MGDB allocated to both Covered Funds and Excluded Funds equals premium payments plus Premium Credits allocated to Covered Funds or Excluded Funds, respectively, less proportional adjustments for any withdrawals and transfers.  For Excluded Funds, this calculation is not used for benefit purposes but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the Standard MGDB proportionally.  The percentage reduction in the Standard MGDB for each Fund category (i.e. Covered or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal.  The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.  For example, assume a $10,000 withdrawal from Covered Funds in a Contract with a Contract Value of $100,000 and a Standard MGDB of $125,000.  After the withdrawal, the percentage reduction in the Standard MGDB would be equal to the percentage reduction in Contract Value, which is 10% ($10,000 / $100,000 = 10%).  Therefore, although the reduction in Contract Value is just $10,000, the Standard MGDB will be reduced by $12,500 (10% * $125,000 = $12,500).

Transfers among Fund categories do not reduce the overall Standard MGDB.

Enhanced Death Benefit Options.  The Contract has Enhanced Death Benefit options designed to protect the Contract Value from poor investment performance and the impact that poor investment performance could have on the Standard Death Benefit.  The Enhanced Death Benefit options enable you to lock in positive investment performance.  Under the Enhanced Death Benefit options, if you die before the Annuity Start Date, your beneficiary will receive the greater of the Standard Death Benefit or the Enhanced Death Benefit option elected.

Each Enhanced Death Benefit locks in positive investment performance in a different way.  The Annual Ratchet Enhanced Death Benefit annually locks in positive Fund performance, if any. The 7% Solution Death Benefit has an element that locks annually at a specified interest rate. The Max 7 Enhanced Death Benefit has an element associated with fund performance and a specified interest rate element, so your Death Benefit under the Max 7 Enhanced Death Benefit would be the greater of these two elements.  Which Enhanced Death Benefit option is right for you ultimately depends on whether you want the lock to include fund performance, a specified interest rate element and the associated additional charge.  Each Enhanced Death Benefit option is explained further below.

Allocation restrictions apply for purposes of determining Death Benefits.  Selecting a Special Fund or Excluded Fund may limit or reduce the Enhanced Death Benefit.  We may, with 30 days’ notice to you, designate any Fund as a Special Fund or Excluded Fund on existing Contracts with respect to new premiums and Premium Credits added to such Fund and also with respect to new transfers to such Fund.

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For the period during which a portion of the Contract Value is allocated to a Special Fund or Excluded Fund, we may, at our discretion, reduce the Base Contract Expense attributable to that portion of the Contract Value.  The reduced Base Contract Expense will be applicable only during that period.

The Annual Ratchet Enhanced Death Benefit equals the greater of:
•	The Standard Death Benefit; and
•
The Annual Ratchet Minimum Guaranteed Death Benefit (“Annual Ratchet MGDB”) allocated to Covered Funds plus the Contract Value allocated to Excluded Funds less any Premium Credits applied since or within 12 months prior to death.

Covered Funds are all investment options not designated as Excluded Funds.  No investment options are currently designated as Excluded Funds for purposes of the Annual Ratchet MGDB.

The Annual Ratchet Enhanced Death Benefit was the Quarterly Ratchet Enhanced Death Benefit before January 12, 2009, so the Annual Ratchet MGDB was the Quarterly Ratchet MGDB.

The Annual Ratchet MGDB allocated to Covered Funds on the Contract Date equaled the premium and Premium Credits allocated to Covered Funds.  On each Contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Covered Funds will be set to the greater of:
•	The current Contract Value in Covered Funds (after deductions occurring as of that date); and
•
The Annual Ratchet MGDB in Covered Funds from the prior Contract anniversary (after deductions occurring on that date), adjusted for new premiums and Premium Credits, partial withdrawals attributable to Covered Funds, and transfers.

On dates other than Contract anniversaries, the Annual Ratchet MGDB in the Covered Funds is equal to the Annual Ratchet MGDB in the Covered Funds from the last Contract anniversary, adjusted for new premiums and Premium Credits, partial withdrawals attributable to Covered Funds, and transfers.

The Annual Ratchet MGDB allocated to Excluded Funds on the Contract Date equaled the premium plus Premium Credits allocated to Excluded Funds.  On each Contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Excluded Funds will be set to the greater of:
•	The current Contract Value in Excluded Funds (after deductions occurring as of that date); and
•
The Annual Ratchet MGDB in the Excluded Funds from the prior Contract anniversary (after deductions occurring on that date), adjusted for new premiums and Premium Credits, partial withdrawals attributable to Excluded Funds, and transfers.

On dates other than Contract anniversaries, the Annual Ratchet MGDB in the Excluded Funds is equal to the Annual Ratchet MGDB in the Excluded Funds from the last Contract anniversary, adjusted for new premiums and Premium Credits, partial withdrawals attributable to Excluded Funds, and transfers.

Important Note:
The calculation of the Annual Ratchet MGDB allocated to Excluded Funds is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

The 7% Solution Death Benefit equals the greater of:
•	The Standard Death Benefit; and
•	The lesser of:
	o	3 times all premium payments adjusted for withdrawals (the “Cap”); and
o
The sum of the 7% Solution Minimum Guaranteed Death Benefit (“7% MGDB”) allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the Contract Value allocated to Excluded Funds, less any Premium Credits added within one year prior to the date of death.

Fund Categories.  For purposes of calculating the 7% MGDB, Covered Funds are all investment options not designated as Special Funds or Excluded Funds.

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For purposes of calculating the 7% MGDB, the following investment options are designated as Special Funds:
•	The Voya Government Liquid Assets Portfolio;
•	The Fixed Interest Option; and
•	The Voya Limited Maturity Bond Portfolio (although it was closed to new allocations effective March 12, 2004).

No investment options are currently designated as Excluded Funds.  See APPENDIX E for examples of the impact on your 7% Solution Death Benefit of allocating Contract Value between Covered Funds and Special Funds.

The 7% MGDB allocated to Covered Funds equals premiums plus Premium Credits allocated to Covered Funds, adjusted for withdrawals and transfers, accumulated at 7% annually until age 80 or the 7% MGDB reaches the Cap.  There is no accumulation once the Cap is reached.  Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended.  The 7% Solution Enhanced Death Benefit available for some Contracts issued in 2000 or earlier allows for accumulation to continue beyond age 80, subject to the Cap.  Please see your Contract for details regarding the terms of your Death Benefit.

The 7% MGDB allocated to Special Funds equals premiums plus Premium Credits allocated to Special Funds, adjusted for withdrawals and transfers.  There is no accumulation at 7% for amounts allocated to Special Funds.

The 7% MGDB allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the 7% MGDB proportionally.  The percentage reduction in the 7% MGDB for each Fund category (i.e.  Covered Funds, Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal.  The percentage reduction in the Cap equals the percentage reduction in total Contract Value resulting from the withdrawal.  The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.  For example, assume a $10,000 withdrawal from Covered Funds in a Contract with a Contract Value of $100,000 and a 7% MGDB of $125,000.  After the withdrawal, the percentage reduction in the 7% MGDB would be equal to the percentage reduction in Contract Value, which is 10% ($10,000 / $100,000 = 10%).  Therefore, although the reduction in Contract Value is just $10,000, the 7% MGDB will be reduced by $12,500 (10% * $125,000 = $12,500). See Appendix F for examples of the withdrawal adjustment for Contracts other than May 2002 Contracts.

Transfers among Fund categories do not reduce the overall 7% MGDB but do affect the amount of the 7% MGDB in a particular Fund category.  Net transfers from the Funds will reduce the 7% MGDB in the Funds proportionally.  The increase in the 7% MGDB allocated to Fund category to which the transfer is being made will equal the decrease in the Fund category from which the transfer is being made.

In all cases described above, the amount of the Death Benefit could be reduced by premium taxes owed and withdrawals not previously deducted.  The enhanced Death Benefit may not be available in all states.

The Max 7 Enhanced Death Benefit equals the greater of the Annual Ratchet Enhanced Death Benefit and the 7% Solution Enhanced Death Benefit.  Each element of the Max 7 Enhanced Death Benefit is determined independently of the other at all times.

Earnings Multiplier Benefit Rider.

The Earnings Multiplier Benefit rider is an optional rider that provides a separate death benefit in addition to the death benefit provided under the death benefit options described above. You may have added it at issue of the Contract or, if not yet available in your state, on the next contract anniversary following introduction of the rider in your state. The date on which the rider was added to your Contract is referred to as the “rider effective date.”  The rider is no longer available for purchase.

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If the rider is added at issue, the rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 150% of premiums adjusted for withdrawals (“Maximum Base”). Currently, if added at issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of:
•	The Maximum Base; and
•	The Contract Value on the Claim Date minus premiums and adjusted for withdrawals.

If the rider was added after issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of:
•	150% of the Contract Value on the rider effective date, plus subsequent premiums adjusted for subsequent withdrawals; and
•	The Contract Value on the Claim Date minus the Contract Value on the rider effective date, minus subsequent premiums and adjusted for subsequent withdrawals.

There is an extra charge for the earnings multiplier benefit rider and once selected, it may not be revoked. The rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see “CHARGES AND FEES – Optional Rider Charges – Earnings Multiplier Benefit Rider Charge” for a description of the charge.

Death Benefit During the Income Phase

Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, if any Contract Owner or the Annuitant dies after the Annuity Start Date, we will pay the beneficiary any certain benefit proceeds remaining under the Contract.

Contract Continuation After Death – Spouse

If at the Contract Owner’s death, the surviving spouse of the deceased Contract Owner is the sole beneficiary and such surviving spouse elects to continue the Contract as his or her own, if allowed under the requirements under the Tax Code, the following will apply:
•
If the guaranteed Death Benefit as of the date we receive due proof of death, minus the Contract Value on that date is greater than zero, we will add such difference to the Contract Value.  We will allocate such addition to the Subaccounts in proportion to the Contract Value in the Subaccounts, unless you direct otherwise.  If there is no Contract Value in any Subaccount, we will allocate the addition to the Voya Government Liquid Assets Portfolio, or its successor.  Such addition to Contract Value will not affect the guaranteed Death Benefit or any living benefit rider values.  Any addition to Contract Value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of the Contract elects to continue the Contract as his or her own;

•	The Death Benefits under each of the available options will continue, based on the surviving spouse’s age on the date that ownership changes to the surviving spouse;
•	Any premiums paid after the Contract is continued will be subject to applicable surrender charges;
•
If you elected the Annual Ratchet Death Benefit (Quarterly Ratchet Enhanced Death Benefit before January 12, 2009) or the Max 7 Enhanced Death Benefit and the new surviving spouse Contract Owner is younger than attained age 90, ratchets will continue (or resume if deceased owner had already reached age 90) until the new surviving spouse Contract Owner reaches age 90.  If you elected the Max 7 Enhanced Death Benefit the new surviving spouse Contract Owner is younger than attained age 80, the Max 7 Enhanced Death Benefit continues or resumes accumulation until either the Cap or the attained age of 80 is reached;

•
If you purchased the Earnings Multiplier Benefit rider, and the benefit would otherwise be payable, we will add the benefit to the Contract Value and allocate the benefit among the Subaccounts in proportion to the Contract Value in the Subaccounts, unless you direct otherwise. If there is no Contract Value in any Subaccount, we will allocate the benefit to the Voya Government Liquid Assets Portfolio, or its successor; and

•
The Earnings Multiplier Benefit rider will continue if the surviving spouse is younger than age 75, the maximum rider issue age. If the surviving spouse is age 75 or older, the rider will terminate. The Maximum Base and the percentages will be reset based on the adjusted Contract Value. The calculation of the benefit going forward will be: (1) based on the attained age of the spouse at the time of the ownership change using current values as of that date; (2) computed as if the rider were added to the Contract after issue and after the increase; and (3) based on the Maximum Base and percentages in effect on the original rider effective date. However, we may permit the surviving spouse to elect to use the then-current Maximum Base and percentages in the benefit calculation.

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Contract Continuation After Death – Not a Spouse

If the beneficiary or surviving joint owner is not the spouse of the owner, the payment of the Death Benefit may be deferred, subject to limits under Tax Code section 72(s) or 401(a)(9) as applicable.  See next section, “Required Distributions Upon Contract Owner’s Death.”  No additional premium payments may be made.

If the guaranteed Death Benefit as of the date we receive due proof of death, minus the Contract Value also on that date, is greater than zero, we will add such difference to the Contract Value.  Such addition will be allocated to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment.

The death benefit will then terminate.  At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the Contract Owner will be waived.  No additional premium payments may be made.

If you elected the Earnings Multiplier Benefit rider, and the benefit would otherwise be payable, we will add the benefit to the Contract Value and allocate the benefit to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment.  The Earnings Multiplier Benefit rider then terminates, whether or not a benefit was payable under the terms of the rider.

Required Distributions Upon Contract Owner’s Death

Nonqualified Contracts.  We will not allow any payment of benefits provided under a nonqualified Contract which does not satisfy the requirements of Section 72(s) of the Tax Code.

If any Contract Owner of a nonqualified Contract dies before the Annuity Start Date, we will distribute the Death Benefit payable to the beneficiary as follows:
•	The Death Benefit must be completely distributed within five years of the Contract Owner’s date of death; or
•	The beneficiary may elect, within the one-year period after the Contract Owner’s date of death, to receive the Death Benefit in the form of an annuity from us, provided that:
	o	Such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and
	o	Such distributions begin no later than one year after the Contract Owner’s date of death.

If the sole beneficiary is not the deceased owner’s surviving spouse, the distribution provisions described immediately above will apply even if the Annuitant and/or contingent Annuitant are alive at the time of the Contract Owner’s death.

If we do not receive an election from an owner’s beneficiary who is not a spouse within the one-year period after the Contract Owner’s date of death, then we will pay the Death Benefit to the beneficiary in a cash payment within five years from the date of death.  We will determine the Death Benefit as of the date we receive proof of death.  Such cash payment will be in full settlement of all our liability under the Contract.

If the sole beneficiary is the deceased owner’s surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the Contract Owner’s death.  Upon receipt of such election from the spouse at Customer Service:
•	All rights of the spouse as Contract Owner’s beneficiary under the Contract in effect prior to such election will cease;
•	The spouse will become the owner of the Contract and will also be treated as the contingent Annuitant, if none has been named and only if the deceased owner was the Annuitant; and
•	All rights and privileges granted by the Contract or allowed by us will belong to the spouse as Contract Owner of the Contract.

We deem the spouse to have made the election to continue the Contract if such spouse makes a premium payment to the Contract or fails to make a timely election for payment of the Death Benefit as described above

Subject to availability, and our then current rules, a spousal or non-spousal beneficiary may elect to receive Death Benefits as payments over the life expectancy of the beneficiary (“stretch”).  “Stretch” payments will be subject to the same limitations as systematic withdrawals, and nonqualified “stretch” payments will be reported on the same basis as other systematic withdrawals.

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If any Contract Owner of a nonqualified Contract dies after the Annuity Start Date, all of the Contract Owner’s rights granted under the Contract, if any, or allowed by us will pass to the Contract Owner’s beneficiary and must be distributed at least as rapidly as under the method of distribution being used at the date of the Contract Owner’s death.

Qualified Contracts.   We will not allow any payment of benefits provided under a qualified Contract which does not satisfy the requirements of Section 401(a)(9) of the Tax Code.  While the required distributions upon death rules for qualified Contracts are similar to those for nonqualified Contracts, there are significant differences.   See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).

OPTIONAL LIVING BENEFIT RIDERS

Some features and benefits of the Contract, if selected, are available through an optional living benefit rider for an additional charge.  Once selected, the riders generally may not be cancelled.  You may not remove the rider and charges will be assessed regardless of the performance of your Contract.  Please see “CHARGES AND FEES – Optional Rider Charges” for information on rider charges.

The optional living benefit riders are no longer available to purchase, including purchase by existing Contract Owners.

The optional living benefit riders do not guarantee any return of principal or premium payments and do not guarantee performance of any specific Fund under the Contract.  You should consult a qualified financial adviser in evaluating the riders.  Customer Service may be able to answer your questions.  The telephone number is 1-800-366-0066.

Three living benefit riders were available with the Contract, and they each offered a level of protection against the investment risks with your Contract:
•	The Minimum Guaranteed Accumulation Benefit rider, which may be appropriate for you if you are concerned about having a minimum Contract Value at the end of either 10 or 20 years;
•	The Minimum Guaranteed Income Benefit rider, which may be appropriate if you are concerned about having a minimum amount of income in annuitizing your Contract; and
•	The Minimum Guaranteed Withdrawal Benefit rider, which may be appropriate if you are concerned that you may outlive your income.

These living benefit riders are described further below.  Only one living benefit rider may have been selected.  Information about earlier versions of the living benefit riders can be found in the appendices to this prospectus.

Minimum Guaranteed Accumulation Benefit Rider (“MGAB rider”)

The MGAB rider is an optional benefit which provides you with a Minimum Guaranteed Accumulation Benefit (“MGAB”) intended to guarantee a minimum Contract Value at the end of a specified waiting period.  The MGAB rider adds is a one-time adjustment to your Contract Value if your Contract Value on the MGAB Date is less than the MGAB Base.  The MGAB rider thereby offers you protection if your Contract has lost value at the end of the waiting period that you elected.  There is a separate charge for the MGAB rider.  For a discussion of the charges we deduct under the MGAB rider, see “CHARGES AND FEES – Optional Rider Charges.”

There were two waiting periods you could choose from when you purchased the MGAB rider: a 10-year and a 20 year waiting period,  A MGAB rider with a 10-year waiting period guarantees that other than for allocations to Excluded Funds and certain transfers, your Contract Value on the MGAB Date will at least equal your eligible premium payments and Premium Credits, reduced proportionally for withdrawals.  Transfers made within three years prior to the MGAB Date will also reduce the MGAB Base proportionally. The MGAB rider with a 20-year waiting period guarantees that other than for allocations to Special Funds or Excluded Funds, your Contract Value on the MGAB Date will at least equal two times your eligible premiums and Premium Credits, reduced proportionally for withdrawals and reduced for transfers made within three years prior to the MGAB Date.  If you add the 20-year option rider after the Contract Date, any payment of premiums after the rider effective date, and/or investments in the Special Funds or Excluded Funds, may prevent the MGAB Base from doubling over the waiting period.

Rider Effective Date.  The rider effective date is the date the MGAB rider becomes effective.  The rider effective date is also the Contract Date if you purchased the rider when the Contract was issued.

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The MGAB Date.  We calculate your MGAB in the MGAB Date.  If you purchased the MGAB rider on the Contract Date or added the MGAB rider within 30 days following the Contract Date, the MGAB Date is your tenth Contract anniversary for the 10-year waiting period or twentieth Contract anniversary for the 20-year waiting period.  If you added the MGAB rider during the 30-day period preceding your first Contract anniversary, your MGAB Date will be the first Contract anniversary occurring ten years after (for the 10-year waiting period) or 20 years after (for the 20-year waiting period) after the rider effective date.

To calculate your MGAB:

•	We first calculate your MGAB Base (see below):
•
We then subtract your Contract Value on the MGAB Date from your aggregate MGAB Base.  The Contract Value that we subtract includes both the Contract Value in the Subaccounts in which you are invested and the Contract Value in your Fixed Interest Options, if any; and

•
Any positive difference is your MGAB.  If there is a MGAB, we will automatically credit it on the MGAB Date to the Subaccounts in which you are invested proportionally based on the proportion of your Contract Value in the Subaccounts on that date.  If you do not have an investment in any Subaccount on the MGAB Date, we will allocate the MGAB to the Voya Government Liquid Assets Subaccount on your behalf.  After we credit the MGAB, the amount of your annuity income, Cash Surrender Value and death benefits will reflect the crediting of the MGAB to your Contract Value to the extent the Contract Value is used to determine such values.

MGAB Base.  When calculating your MGAB we first determine your MGAB Base.  The MGAB Base is only a calculation used to determine the MGAB. It does not represent a Contract Value, nor does it guarantee performance of the Subaccounts in which you are invested.  It is also not used in determining the amount of your annuity income, Cash Surrender Value, and death benefits.

The MGAB Base is tracked separately for Covered, Special and Excluded Funds, based on the initial allocation of eligible premium and Premium Credits (or Contract Value), subsequently allocated eligible premiums and Premium Credits, withdrawals, and transfers. Contract Value is used as the initial value if the MGAB rider is added after the Contract Date. The aggregate MGAB Base is used to determine the MGAB on the MGAB Date. The aggregate MGAB Base equals the sum of:

•	The MGAB Base allocated to Covered Funds;
•	The MGAB Base allocated to Special Funds; and
•	The lesser of the Contract Value allocated to Excluded Funds or MGAB Base allocated to Excluded Funds.

No investment options are currently designated as Special Funds for the 10-year MGAB. The following investment options are designated as Special Funds for the 20-year MGAB:

•	The Voya Government Liquid Assets Portfolio; and
•	The Fixed Interest Option.

No investment options are currently designated as Excluded Funds.

The MGAB Base for both the Covered Funds and the Excluded Funds equals the allocated eligible premiums and Premium Credits, adjusted for subsequent withdrawals and transfers, accumulated until the MGAB Date at 0% for the 10-year MGAB and 3.53% for the 20-year MGAB.

The MGAB Base for Special Funds equals the allocated eligible premiums and Premium Credits, adjusted for subsequent withdrawals and transfers. There is no accumulation of MGAB Base for Special Funds for either the 10-year or 20-year MGAB.

If you purchased the MGAB rider after the Contract Date, your MGAB Base equals your allocated Contract Value, plus premiums and Premium Credits added during the two-year period after your Rider Date, accumulated at the appropriate MGAB rate described above, and adjusted for Withdrawals and transfers.

Eligible premiums and Premium Credits are those received during the first two years after the rider effective date.  Any additional premiums and Premium Credits added after the second rider anniversary are not included in the MGAB Base.

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MGAB Charge Base.  We use the MGAB Charge Base to determine the periodic MGAB rider charges. The MGAB Charge Base equals the eligible premiums and Premium Credits, adjusted for subsequent withdrawals and transfers, as allocated by fund category. The MGAB Charge Base is tracked separately for Covered, Special and Excluded Funds, and separate rates may apply to each. Currently, the same deduction method and rate apply to all Fund categories.

Adjustments to the MGAB Base and MGAB Charge Base.  Withdrawals reduce the MGAB Base and MGAB Charge Base proportionally. The percentage reduction in the MGAB Base and MGAB Charge Base for each Fund category (i.e. Covered, Special or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal.

Net Transfers from Covered Funds or Special Funds to Excluded Funds reduce the MGAB Base and MGAB Charge Base allocated to Covered Funds or Special Funds proportionally. Any resulting increase in MGAB Base and MGAB Charge Base allocated to Excluded Funds will equal the reduction in the MGAB Base and MGAB Charge Base allocated to Covered Funds or Special Funds. There will be no such increase if the transfer occurs within three years of the MGAB Date.

Net Transfers from Excluded Funds to other funds reduce the MGAB Base and MGAB Charge Base allocated to Excluded Funds proportionally.  The resulting increase in MGAB Base and MGAB Charge Base allocated to other funds will equal the lesser of the Contract Value transferred and the change in the MGAB Base and MGAB Charge Base allocated to Excluded Funds. There will be no such increase if the transfer occurs within 3 years of the MGAB Date.

Any transfer within three years of the MGAB Date (regardless of the category of the Funds involved) reduces the MGAB Base and MGAB Charge Base for Covered, Special or Excluded Funds, as applicable, proportionally, based on the percentage of Contract Value transferred, without any corresponding increase.

Cancellation.  If you elected the 20-year waiting period, you have a one-time right to cancel the MGAB rider on your first Contract anniversary that is at least ten years after the rider effective date. If you purchased the MGAB rider during the 30-day period following the Contract Date, your one-time right to cancel the rider occurs on the tenth anniversary of your Contract Date.  To cancel, you need to send written notice to Customer Service at least 30 days before such anniversary date.  If you terminate the MGAB rider before the MGAB Date, we will not credit you with the MGAB and we will assess proportionally the portion of the MGAB rider charge for the current quarter.

Notification. We will report any crediting of the MGAB in your first quarterly statement following the MGAB Date.

Minimum Guaranteed Income Benefit Rider (the “MGIB rider”)

The MGIB rider is an optional benefit which guarantees that a minimum amount of annuity income will be available to you if you annuitize on the MGIB Date (as defined below), regardless of fluctuating market conditions.  The minimum guaranteed amount of annuity income will depend on:
•	The amount of premiums you pay and any Premium Credits you receive during the first five Contract Years after you purchased the rider;
•	The amount of Contract Value you allocate or transfer to Special Funds (as defined below) or Excluded Funds (as defined below);
•	The MGIB Rate (as defined below);
•	The adjustment for Special Fund or Excluded Fund transfers; and
•	Any withdrawals you take while the MGIB rider is in effect.

Allocating Contract Value to Special Funds or Excluded Funds may limit the benefit under the MGIB rider.

Rider Effective Date.  The rider effective date is the date the MGIB rider becomes effective.  The rider effective date is also the Contract Date if you purchased the rider when the Contract was issued.

No Cancellation.  Once purchased, the MGIB rider may not be cancelled unless you cancel, surrender, annuitize or otherwise terminate the Contract.  The Company may, at its discretion, cancel and/or replace a rider at your request in order to renew or reset a rider.

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Termination.  The MGIB rider is a “living benefit,” which means the guaranteed benefit offered by the MGIB rider is intended to be available to you while you are living and while your Contract is in the accumulation phase.  The MGIB rider automatically terminates if:
•	You annuitize, surrender, or otherwise terminate your Contract during the accumulation phase;
•
The Contract Owner or the first of joint owners or the Annuitant (when a Contract Owner is not an individual but is a non-natural person) dies during the accumulation phase, unless your spouse beneficiary elects to continue the Contract;

•	The Contract Value is insufficient to pay the charge for the MGIB rider; or
•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death).

Rider Charge.  The current charge we deduct under the MGIB rider is 0.50% annually of the MGIB Charge Base.  The MGIB Charge Base generally depends on the amount of premiums you pay during the first five contract years after you purchase the rider, and the credit(s) applied, when you pay the premiums, less a pro rata deduction for any withdrawal made while the MGIB rider is in effect and accumulated at the MGIB Rate.  The MGIB Charge Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of eligible premium (or Contract Value), subsequent allocation of eligible premium, withdrawals, and transfers.  Withdrawals and transfers between Covered, Special and Excluded Funds may reduce the applicable MGIB Charge Base by more than the amount withdrawn or transferred.

For definitions of the Maximum MGIB Base and the MGIB Base, see the “Calculation of the Maximum MGIB Base” and “Calculation of the MGIB Base” below.

Fund Categories.  The MGIB Benefit Base (as defined below) is tracked separately for Covered Funds, Special Funds and Excluded Funds.  These Fund categories apply to all calculations under the MGIB rider.  Please see “THE FUNDS – Covered Funds, Special Funds and Excluded Funds.”

Covered Funds are any investment options not designated as Special Funds or Excluded Funds.

The following investment options are designated as Special Funds for purposes of calculating the MGIB Benefit Base:
•	The Voya Government Liquid Assets Portfolio;
•	The Fixed Interest Option;
•	Voya Limited Maturity Bond Portfolio (although it was closed to new allocations March 12, 2004).

No investment options are currently designated as Excluded Funds.

MGIB Benefit Base.  The MGIB Benefit Base (as defined below) is only a calculation used to determine the MGIB annuity income.  The MGIB Benefit Base does not represent a Contract Value, nor does it guarantee performance of the Subaccounts in which you are invested.  It is also not used in determining the amount of your Cash Surrender Value and Death Benefits.  Any reset of Contract Value under provisions of the Contract or other riders will not increase the MGIB Benefit Base or Maximum MGIB Rollup Base (as defined below).

On the MGIB Date, your MGIB Benefit Base is equal to the lesser of (1) and (2), where:
(1)	Is the Maximum MGIB Base (as defined below); and
(2)	Is the sum of (a), (b) and (c) where:
	(a)	Is the MGIB Base for Covered Funds;
	(b)	Is the MGIB Base for Special Funds; and
	(c)	Is the Contract Value allocated to Excluded Funds.

MGIB Benefit Base.  The MGIB Benefit Base (as defined below) is only a calculation used to determine the MGIB annuity income.  The MGIB Benefit Base does not represent a Contract Value, nor does it guarantee performance of the Subaccounts in which you are invested.  It is also not used in determining the amount of your Cash Surrender Value and Death Benefits.  Any reset of Contract Value under provisions of the Contract or other riders will not increase the MGIB Benefit Base or Maximum MGIB Rollup Base (as defined below).

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On the MGIB Date, your MGIB Benefit Base is equal to the lesser of (1) and (2), where:
(3)	Is the Maximum MGIB Base (as defined below); and
(4)	Is the sum of (a), (b) and (c) where:
	(d)	Is the MGIB Base for Covered Funds;
	(e)	Is the MGIB Base for Special Funds; and
	(f)	Is the Contract Value allocated to Excluded Funds; and

The MGIB Benefit Base calculation differs from the MGIB Charge Base calculation because it uses the Contract Value allocated to Excluded Funds rather than the MGIB Ratchet Base and MGIB Rollup Base allocated to Excluded Funds.  This means that the amount on which you pay charges for the MGIB rider may be higher than the amount used to calculate your benefit under the MGIB rider.

For purposes of the MGIB Rider, “eligible premiums” are those premiums and related Premium Credits added more than five years before the earliest MGIB Date.  This means that, generally, premiums and related Premium Credits must be paid within five years of purchasing the MGIB rider to be considered eligible premiums.  Premiums and Premium Credits paid after that are not eligible premiums.

Calculation of the Maximum MGIB Base.  The Maximum MGIB Rollup Base is 200% of eligible premiums and Premium Credits adjusted proportionally for withdrawals.  This means that the Maximum MGIB Rollup Base is reduced for withdrawals by the same proportion that the withdrawal reduces the Contract Value.  The Maximum MGIB Rollup Base is not allocated by Fund category

Calculation of the MGIB Base The MGIB Base allocated to Covered Funds equals the eligible premiums and Premium Credits allocated to Covered Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Base reaching the Maximum MGIB Base, and at 0% thereafter.

The MGIB Base allocated to Special Funds equals the eligible premiums and Premium Credits allocated to Special Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect.  The MGIB Rate does not apply to the MGIB Base allocated to Special Funds, so the MGIB Base allocated to Special Funds does not accumulate.

The MGIB Base allocated to Excluded Funds equals the eligible premiums and Premium Credits allocated to Excluded Funds, adjusted for  subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB rate to the earlier of the oldest owner reaching age 80 and the MGIB Base reaching the Maximum MGIB Base, and at 0% thereafter.  The MGIB Base allocated to Excluded Funds is used only for transfer adjustments and rider charges.  It is not included in the MGIB Base used to determine benefits.

The MGIB Rate is currently 7%.  The MGIB Rate is an annual effective rate.  The MGIB Rate will not change for those Contracts that have purchased the MGIB rider.

Withdrawals reduce each MGIB Base proportionally.  The percentage reduction in the MGIB Base for each Fund category (i.e.  Covered Funds, Special Funds, or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal (including surrender charge and Market Value Adjustment).  This means that the MGIB  Base for Covered Funds, the MGIB Base for Special Funds or the MGIB Base for Excluded Funds is reduced for withdrawals by the same proportion that the withdrawal reduces the Contract Value allocated to Covered Funds, Special Funds or Excluded Funds.  For example, if the Contract Value in Covered Funds is reduced by 25% as the result of a withdrawal (including surrender charge and Market Value Adjustment), the MGIB Base allocated to Covered Funds is also reduced by 25% (rather than by the amount of the withdrawal).

When you make transfers between Covered Funds, Special Funds and Excluded Funds, net transfers from a Fund category will reduce the applicable MGIB Base for that Fund proportionally.  This means a reduction by the same percentage as the transfer bears to the Contract Value in the Fund category.  For example, if the Contract Value in Covered Funds is $1,000 and the transfer from Covered Funds to Excluded Funds is $250, then the Contract Value in Covered Funds is reduced by 25%.  In a case where the MGIB Base for Covered Funds is $1,200, the MGIB Base for Covered Funds is also reduced by 25%, or $300, rather than by the amount of the transfer, or $250.  In addition, the MGIB Rollup Base for Excluded Funds is increased by the reduction in the MGIB Base for Covered Funds, or $300.

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In a case where the MGIB Base for Covered Funds is greater than the Contract Value in Covered Funds, a transfer from Covered Funds will result in the MGIB Base for Covered Funds being reduced by a dollar amount that is higher than the dollar amount of the transfer.  A higher reduction to the MGIB Base for Covered Funds will have a larger negative impact on the MGIB Benefit Base, potentially reducing the minimum guaranteed amount of annuity income upon annuitization under the MGIB rider.  This means the benefit you receive under the MGIB rider will not be as great because of the transfer.

Net transfers from Excluded Funds will also reduce the MGIB Base for Excluded Funds proportionally, but the resulting increase in the MGIB Base for Covered Funds or Special Funds, as applicable, will equal the lesser of the Contract Value transferred and the reduction in the MGIB Base for Excluded Funds.  What this means is if in the previous example the transfer was from Excluded Funds to Covered Funds, there would be no change in the value of your MGIB Benefit Base because of the transfer – the amount of the transfer between the Fund categories is the same, $250, because the MGIB Benefit Base calculation is based on the Contract Value allocated to Excluded Funds, versus the calculation basis for Excluded Funds with the MGIB Charge Base.  The MGIB Charge Base calculation is instead based on the MGIB Base for Excluded Funds.  As a result, this same transfer, having no change in the value of your MGIB Benefit Base, would result in the MGIB Charge Base being reduced.  The net effect of this transfer is that you pay less for the same minimum guaranteed amount of annuity income upon annuitization of the MGIB rider.

MGIB Date.  Your MGIB Date is the next Contract anniversary occurring after the date when you decide to exercise your right to annuitize under the MGIB rider, or any other special exercise date that we may make available upon prior written notice.

MGIB Annuity Income.  Ordinarily, the amount of income that will be available to you on the Annuity Start Date is based on your Contract Value, the annuity option you selected and the guaranteed income factors or the income factors in effect on the date you annuitize.  If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Date is the greatest of:
•
Your annuity income based on your Contract Value on the MGIB Date adjusted for any Market Value Adjustment (see APPENDIX B) applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

•
Your annuity income based on your Contract Value on the MGIB Date adjusted for any Market Value Adjustment (see APPENDIX B) applied to the then-current income factors in effect for the annuity option you selected; and

•
The MGIB annuity income based on your MGIB Benefit Base on the MGIB Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected.  Prior to applying the MGIB income factors, we will adjust the MGIB Benefit Base for any surrender charge, premium tax recovery and Market Value Adjustment (see APPENDIX B) that would otherwise apply at annuitization.

MGIB Income Factors.  The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed income factors found in your Contract.  Although the minimum income provided under the rider can be determined in advance, the Contract Value in the future is unknown, so the income provided under a Contract with the MGIB rider attached may be greater or less than the income that would be provided under the Contract without the rider.  Generally, the income calculated under the MGIB rider will be greater than the income provided under the Contract whenever the MGIB Benefit Base is sufficiently in excess of the Contract Value to offset the additional conservatism reflected in the MGIB rider’s income factors compared to those in the Contract.  The income factors in the MGIB rider generally reflect a lower interest rate and more conservative mortality than the income factors in the Contract.  The degree of relative excess that the income factors require to produce more income will vary for each individual circumstance.  If the Contract Value exceeds the MGIB Benefit Base at time of annuitization, the Contract will always produce greater income than the MGIB rider.

MGIB Annuity Options.  Prior to your latest Annuity Start Date, you may choose to exercise your right to receive payments under the MGIB rider.  Payments under the rider begin on the MGIB Date.  The MGIB must be exercised in the 30-day period prior to any Contract anniversary.  At your request, the Company may in its discretion extend the latest Contract Annuity Start Date without extending the MGIB Date.  The following are the MGIB annuity options available under the MGIB rider:
•	Income for life (single life or joint life with 100% survivor) and a 10-30 year fixed period;
•	Income for a 20-30 year fixed period; and
•	Any other annuity option offered by the Company in conjunction with the MGIB rider on the MGIB Date.

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Available MGIB Annuity Options and/or fixed period durations may vary depending on whether the Contract is qualified or non-qualified.   Also, once annuity payments start it may be necessary to modify the amount and/or durations of any remaining payments following your death in order to comply with the Tax Code.   See FEDERAL TAX CONSIDERATIONS.

Notification.  On or before 30 days prior to each possible MGIB Date, we will provide you with a notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise it.  We will determine the actual amount of the MGIB annuity benefit as of the MGIB Date.

Change of Owner and Annuitant.  The MGIB rider will terminate upon a change of ownership unless the change is due to spousal continuation at the time of the owner’s death.  Once you purchase the MGIB rider, the Annuitant may not be changed except when an Annuitant who is not a Contract Owner dies prior to annuitization.  In such a case, a new Annuitant may be named in accordance with the provisions of your Contract.  The MGIB Benefit Base is unaffected and continues to accumulate.

Death of Owner.  The MGIB rider and the MGIB rider charges automatically terminate if you die during the accumulation phase (first owner to die if there are joint owners, or at death of the Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.

The MGIB rider does not restrict or limit your right to annuitize the Contract at any time permitted under the Contract.  The MGIB rider does not restrict your right to annuitize the Contract using Contract income factors that may be higher than the MGIB rider income factors.

The benefits associated with the MGIB rider are available only if you annuitize your Contract under the rider and in accordance with the provisions set forth above.  Annuitizing using the MGIB rider may result in a more favorable stream of annuity payments and different tax consequences under your Contract.  Because the MGIB rider income factors are generally more conservative than the Contract income factors, the level of lifetime income that it guarantees may be less than the level that might be provided by the application of your Contract Value to the Contract’s applicable annuity factors.  You should consider all of your options at the time you begin the income phase of your Contract.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT RIDER (the “MGWB rider”).

The MGWB rider is an optional benefit which guarantees that if your Contract Value is reduced to zero you will receive periodic payments equal to all premium payments and credits paid during the first two contract years (Eligible Payment Amount) adjusted for any prior withdrawals. To maintain this guarantee, withdrawals in any contract year may not exceed 7% of your adjusted Eligible Payment Amount. If your Contract Value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year.  Payments continue until your MGWB Withdrawal Account is reduced to zero.  For a discussion of the charges we deduct under the MGWB rider, see "Optional Rider Charges."  Each payment you receive under the MGWB rider will be taxed as a withdrawal and may be subject to a penalty tax. See “Withdrawals” and "Federal Tax Considerations" for more information. Your original Eligible Payment Amount depends on when you purchase the MGWB rider and equals:
•	Your premium payments and Premium Credits received during the first two contract years, if you purchased the MGWB rider on the Contract Date; and
•
Your Contract Value on the rider effective date, including any premiums and Premium Credits received that day, and any subsequent premium payments and Premium Credits received during the two-year period commencing on the rider effective date.

The MGWB Withdrawal Account. The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments under the MGWB rider. It does not represent a Contract Value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

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The MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any withdrawals and transfers between Covered and Excluded Funds.  The MGWB Withdrawal Account is tracked separately for Covered and Excluded Funds.  The MGWB Withdrawal Account equals the sum of:
•	The MGWB Withdrawal Account allocated to Covered Funds; and
•	The lesser of:
	o	The MGWB Withdrawal Account allocated to Excluded Funds and
	o	The Contract Value in Excluded Funds.

Thus, investing in the Excluded Funds may limit the MGWB Withdrawal Account.  No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.

Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal for Covered Funds and pro rata for Excluded Funds, based on the source of the withdrawal. Any withdrawals greater than the 7% per year of the Eligible Payment Amount will cause a reduction in the MGWB Withdrawal Account of the Covered and Excluded Funds, by the proportion that the withdrawal bears to the Contract Value in Covered and Excluded Funds, respectively, at the time of the withdrawal. If a single withdrawal involves both Covered and Excluded Funds and causes the 7% to be exceeded, the withdrawal will be treated as taken first from Covered Funds. Any withdrawals greater than 7% per year of the Eligible Payment Amount will also cause a reduction in the Eligible Payment Amount by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal. The MGWB Withdrawal Account is also reduced by the amount of any periodic payments paid under the MGWB rider once your Contract Value is zero. If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider. Net transfers from Special Funds to Non-Special Funds will reduce the MGWB Withdrawal Account allocated to Special Funds on a pro rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Non-Special Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Special Funds and the net Contract Value transferred.

No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.

Net transfers from Covered Funds to Excluded Funds will reduce the MGWB Withdrawal Account allocated to Covered Funds on a pro rata basis.  The resulting increase in the MGWB Withdrawal Account allocated to Excluded Funds equals the reduction in the MGWB Withdrawal Account for Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the MGWB Withdrawal Account allocated to Excluded Funds on a pro rata basis.  The resulting increase in the MGWB Withdrawal Account allocated to Covered Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Excluded Funds and the net Contract Value transferred.

Guaranteed Withdrawal Status.  You may continue to make withdrawals in any amount permitted under your Contract so long as your Contract Value is greater than zero.  See “WITHDRAWALS.”  However, making any withdrawals in any year greater than 7% per year of the Eligible Payment Amount  will reduce the Eligible Payment Amount and payments under the MGWB rider by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal.  The MGWB rider will remain in force and you may continue to make withdrawals each year so long as:
•	Your Contract Value is greater than zero;
•	Your MGWB Withdrawal Account is greater than zero;
•	You have not reached your latest allowable Annuity Start Date;
•	You have not elected to annuitize your Contract; and
•	You have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract or surrendered the Contract.

The standard Contract provision limiting withdrawals to no more than 90% of the Cash Surrender Value is not applicable under the MGWB rider.

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Automatic Periodic Benefit Status.  Under the MGWB rider, in the event your Contract Value is reduced to zero, your Contract is given Automatic Periodic Benefit Status, if:
•	Your MGWB Withdrawal Account is greater than zero;
•	You have not reached your latest allowable Annuity Start Date;
•	You have not elected to annuitize your Contract; and
•	You have not died, changed the ownership of the Contract, or surrendered the Contract.

Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next Contract anniversary until the earliest of:
•	Your Contract’s latest Annuity Start Date;
•	The death of the owner; or
•	Your MGWB Withdrawal Account is exhausted.

These payments are equal to the lesser of the remaining MGWB Withdrawal Account or 7% annually of your Eligible Payment Amount.  We will reduce the MGWB Withdrawal Account by the amount of each payment.  Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract, the Contract will not provide any benefits except those provided by the MGWB rider, and all other riders terminate.  Your Contract will remain in Automatic Periodic Benefit Status until the earliest of:
•	Payment of all MGWB periodic payments;
•	Payment of the Commuted Value (defined below); or
•	The owner’s death.

On the Contract’s latest Annuity Start Date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining.  We may, at our option, extend your Annuity Start Date in order to continue the MGWB periodic payments.  The Commuted Value is the present value of any then-remaining MGWB periodic payments at the current interest rate plus 0.50%.  The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments.  Once we pay you the last MGWB periodic payment or the Commuted Value, your Contract and the MGWB rider terminate.

Death Benefit During Automatic Periodic Benefit Status.   If you have never withdrawn more than 7% per year of the Eligible Payment Amount and you elected the 7% Solution Enhanced Death Benefit in your Contract (or you elected the Max 7 Enhanced Death Benefit resulting in the 7% Solution Enhanced Death Benefit as the actual death benefit), the death benefit otherwise payable under the terms of your Contract will remain in force during any Automatic Periodic Benefit Status. In determining the amount of the death benefit during the Automatic Periodic Benefit Status we deem your Contract Value to be zero and the MGWB periodic payments reduce the enhanced death benefit by the amount of the payment. In all other cases, the death benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments. If you elected the Max 7 Enhanced Death Benefit, then the 7% Solution and the Annual Ratchet components shall each be calculated as if each were the elected death benefit option.

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FEDERAL TAX CONSIDERATIONS

Introduction

The Contract described in this prospectus is designed to be treated as an annuity for U.S. federal income tax purposes.  This section discusses our understanding of current federal income tax laws affecting the Contract.  The U.S. federal income tax treatment of the Contract is complex and sometimes uncertain.  You should keep the following in mind when reading this section:
•	Your tax position (or the tax position of the beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the Contract;
•	Tax laws change. It is possible that a change in the future could affect contracts issued in the past, including the Contract described in this prospectus;
•
This section addresses some, but not all, applicable federal income tax rules related to owning, making elections and/or initiating transactions under the Contract and generally does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

•	We do not make any guarantee about the tax treatment of the Contract or transactions involving the Contract; and
•	No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.

You should consult with a qualified tax and/or legal adviser before making elections or initiating transactions under the Contract.   When consulting a tax and/or legal adviser, be certain that he or she has expertise with respect to the provisions of the Internal Revenue Code of 1986, as amended, (the “Tax Code”) that apply to your tax concerns.

We do not intend this information to be tax advice.  No attempt is made to provide more than a general summary of information about the use of the Contract with non-tax-qualified and tax-qualified retirement arrangements, and the Tax Code may contain other restrictions and conditions that are not included in this summary.  You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Types of Contracts: Nonqualified or Qualified

The Contract described in this prospectus may be purchased on a non-tax-qualified basis (nonqualified Contracts) or on a tax-qualified basis (qualified Contracts).

Nonqualified Contracts.  Nonqualified Contracts do not receive the same tax benefits as are afforded to contracts Funding qualified plans.  You may not deduct the amount of your premium payments to a nonqualified Contract.  Rather, nonqualified Contracts are purchased with after-tax contributions to save money, generally for retirement, with the right to receive annuity payments for either a specified period of time or over a lifetime.

Qualified Contracts.  Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions to retirement plans or programs that are intended to qualify as plans or programs entitled to special favorable income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408, 408A or 457(b) of the Tax Code.  Qualified Contracts may also be offered in connection with deferred compensation plans under Tax Code Section 457(f).  Employers or individuals intending to use the Contract with such plans should seek legal and tax advice.

Temporary Rules under CARES Act.  On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which includes temporary relief from certain tax rules applicable to IRAs and qualified plans.   These changes are discussed below under Taxation of Qualified Contracts.  The CARES Act does not change the tax rules applicable to nonqualified contracts.

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Taxation of Nonqualified Contracts

Taxation of Gains Prior to Distribution or Annuity Starting Date

General.  Tax Code Section 72 governs the federal income taxation of annuities in general.  We believe that if you are a natural person (in other words, an individual), you will generally not be taxed on increases in the value of a nonqualified Contract until a distribution occurs or until annuity payments begin.  This assumes that the Contract will qualify as an annuity contract for federal income tax purposes.  For these purposes, the agreement to collaterally assign or pledge any portion of the Contract Value will be treated as a distribution.  In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:
•
Diversification.  Tax Code Section 817(h) requires that in a nonqualified Contract the investments of the Funds be “adequately diversified” in accordance with Treasury Regulations in order for the Contract to qualify as an annuity contract under federal tax law.  The separate account, through the Funds, intends to comply with the diversification requirements prescribed by Tax Code Section 817(h) and by Treasury Regulations Sec.  1.817-5, which affects how the Funds’ assets may be invested.  If it is determined, however, that your Contract does not satisfy the applicable diversification requirements because a Subaccount’s corresponding Fund fails to be adequately diversified for whatever reason, we will take appropriate steps to bring your Contract into compliance with such requirements, and we reserve the right to modify your Contract as necessary to do so;

•
Investor Control.  Although earnings under nonqualified annuity contracts are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable Contract owner will be considered the owner of separate account assets if the Contract owner possesses incidents of investment control over the assets.  In these circumstances, income and gains from the separate account assets would be currently includible in the variable Contract owner’s gross income.  Future guidance regarding the extent to which owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing Contracts.  The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract owner from being considered the federal tax owner of a proportional share of the assets of the separate account;

•
Required Distributions.  In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires a nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death.  The nonqualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued.  When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them, if necessary, to assure that they comply with the applicable requirements;

•
Non-Natural Owners of a Nonqualified Contract.  If the owner of the Contract is not a natural person (in other words, is not an individual), a nonqualified Contract generally is not treated as an annuity for federal income tax purposes and the income on the Contract for the taxable year is currently taxable as ordinary income.  Income on the Contract is any increase in the Contract Value over the “investment in the Contract” (generally, the premium payments or other consideration you paid for the Contract less any nontaxable withdrawals) during the taxable year.  There are some exceptions to this rule and a non-natural owner should consult with a tax and/or legal adviser before purchasing the Contract.  When the Contract owner is not a natural person, a change in the annuitant is treated as the death of the Contract owner for purposes of the required distribution rules described above; and

•
Delayed Annuity Starting Date.  If the Contract’s annuity starting date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g. after age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes.  In that event, the income and gains under the Contract could be currently includible in your income.

Taxation of Distributions

General.  When a withdrawal from a nonqualified Contract occurs before the Contract’s annuity starting date, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value (unreduced by the amount of any surrender charge) immediately before the distribution over the Contract owner’s investment in the Contract at that time.  A Market Value Adjustment, if applicable, could increase the Contract Value.  Investment in the Contract is generally equal to the amount of all premium payments to the Contract, plus amounts previously included in your gross income as the result of certain loans, if available, collateral assignments or gifts, less the aggregate amount of non-taxable distributions previously made.

In the case of a surrender under a nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the Contract owner’s investment in the Contract.

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10% Penalty Tax.  A distribution from a nonqualified Contract may be subject to a penalty tax equal to 10% of the amount treated as income.  In general, however, there is no penalty tax on distributions:
•	Made on or after the taxpayer reaches age 59½;
•	Made on or after the death of a Contract Owner (or the primary Annuitant if the Contract Owner is a non-natural person);
•	Attributable to the taxpayer’s becoming disabled as defined in the Tax Code;
•
Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or

•	The distribution is allocable to investment in the Contract before August 14, 1982.

The 10% penalty tax does not apply to distributions from an immediate annuity as defined in the Tax Code.  Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.  A tax and/or legal adviser should be consulted with regard to exceptions from the penalty tax.

Tax-Free Exchanges.  Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis.  In such instance, the “investment in the contract” in the old contract will generally carry over to the new contract.  You should consult with your tax and/or legal adviser regarding procedures for making Section 1035 exchanges.

If your Contract is purchased through a tax-free exchange of an annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:
•	First, from any remaining “investment in the contract” made prior to August 14, 1982, and exchanged into the Contract;
•	Next, from any “income on the contract” attributable to the investment made prior to August 14, 1982;
•	Then, from any “income on the contract” attributable to investments made after August 13, 1982; and
•	Lastly, from any remaining “investment in the contract” made after August 13, 1982.

In certain instances, the partial exchange of a portion of one annuity contract for another contract is a tax-free exchange.  Pursuant to IRS guidance, receipt of partial withdrawals or surrenders from either the original contract or the new contract during the 180 day period beginning on the date of the partial exchange may retroactively negate the partial exchange.  If the partial exchange is retroactively negated, the amount exchanged from the original contract may be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original contract and, if the partial exchange occurred prior to you reaching age 59½, may be subject to an additional 10% penalty tax.  We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, reports or recognizes a partial exchange.  We strongly advise you to discuss any proposed 1035 exchange or additional distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.

Taxation of Annuity Payments.  Although tax consequences may vary depending upon the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income.  The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start.  Once your investment in the Contract has been fully recovered, however, the full amount of each additional annuity payment is subject to tax as ordinary income.

Annuity Contracts that are partially annuitized are treated as separate contracts with their own annuity starting date and exclusion ratio.  Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity Contract, provided that annuity payments are made for a period of ten years or more or for life.  Please consult your tax and/or legal adviser before electing a partial annuitization.

Death Benefits.  Subject to the Tax Code section 72(s) or 401(a)(9), as applicable, amounts may be distributed from a Contract because of your death or the death of the annuitant.  Different distribution requirements apply if your death occurs:
•	After you begin receiving annuity payments under the Contract; or
•	Before you begin receiving such distributions.

If your death occurs after you begin receiving annuity payments, any remaining distributions must be made at least as rapidly as under the method in effect at the time of your death.

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If your death occurs before you begin receiving annuity payments, your entire balance must be distributed within five years after the date of your death.  For example, if you die on September 1, 2020, your entire balance must be distributed by August 31, 2025.  However, if distributions begin within one year of your death, then payments may be made over one of the following timeframes:
•	Over the life of the designated beneficiary; or
•	Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, the Contract may be continued with the surviving spouse as the new Contract owner.  If the Contract owner is a non-natural person and the primary annuitant dies or is changed, the same rules apply as outlined above for the death of the Contract owner.

Generally, amounts distributed from a Contract because of your death or the death of the annuitant prior to the time annuity payments begin are includible in the income of the recipient as follows:
•	If distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract; or
•	If distributed under a payment option, they are taxed in the same way as annuity payments.

Special rules apply to amounts distributed after a beneficiary has elected to maintain the Contract Value and receive payments.

If the death occurs after annuity payments begin, a guaranteed period exists under the annuity option selected, and the annuitant dies before the end of that period, payments made for the remainder of that period are includible in income as follows:
•	If distributed in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•
If distributed in accordance with the existing annuity option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Some Contracts offer a Death Benefit that may exceed the greater of the premium payments and the Contract Value.  Certain charges are imposed with respect to these Death Benefits.  It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.

Collateral Assignments, Pledges, Gratuitous Transfers, and Other Issues.  A pledge or collateral assignment (or agreement to pledge or collaterally assign) any portion of the Contract Value of a nonqualified Contract is treated as a distribution of such amount or portion.  If the entire Contract Value is pledged or collaterally assigned, additional increases in the Contract Value are also treated as distributions for as long as the pledge or collateral assignment remains in place.  The investment in the Contract is increased by the amount includible in income with respect to such pledge or collateral assignment, though it is not affected by any other aspect of the pledge or collateral assignment (including its release).

If an owner transfers a nonqualified Contract without adequate consideration (a gratuitous transfer) to a person other than the owner’s spouse (or to a former spouse incident to a divorce), the owner must include in income the difference between the “Cash Surrender Value” and the investment in the Contract at the time of the transfer.  In such case, the transferee’s investment in the Contract will be increased to reflect the amount that is included in the transferor’s income.  The exceptions for transfers to an owner’s spouse or former spouse are limited to individuals who are treated as spouses under federal law.

The designation of an annuitant or payee other than an owner may result in certain tax consequences to you that are generally not discussed herein.

Anyone contemplating any pledges, collateral assignments, gratuitous transfers, or other designations, should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Multiple Contracts.  Tax laws require that all nonqualified deferred annuity contracts that are issued by a company or its affiliates to the same Contract owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e).  In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity contracts or otherwise.

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Net Investment Income Tax.  A net investment income tax of 3.8% will apply to some types of investment income.  This tax will apply to all taxable distributions from nonqualified contracts.  This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others.

Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld.  Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect or if payment is made outside of the U.S. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages.  In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments.  Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

Certain states have indicated that state income tax withholding will also apply to payments from the Contracts made to residents.  Generally, an election out of federal withholding will also be considered an election out of state withholding.  In some states, you may elect out of state withholding, even if federal withholding applies.  If you need more information concerning a particular state or any required forms, please contact Customer Service.

If the payee is a non-resident alien, then U.S. federal withholding on taxable distributions will generally be at a 30% rate, unless a lower tax treaty rate applies.  We may require additional documentation prior to processing any requested transaction.

If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Tax Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Contract or the distribution.  The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

Taxation of Qualified Contracts

Temporary Rules under the CARES Act.  As noted above, on March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which includes temporary relief from certain of the tax rules applicable to IRAs and qualified plans.  The scope and availability of this temporary relief may vary depending on a number of factors, including (1) the type of plan or IRA with which the contract is used, (2) whether a plan sponsor implements a particular type of relief, (3) your specific circumstances, and (4) future guidance issued by the Internal Revenue Service and the Department of Labor.   You should consult with a tax and/or legal adviser to determine if relief is available to you before taking or failing to take any actions involving your IRA or other qualified contract.

Required Minimum Distributions.   The CARES Act waives the requirement to take minimum distributions from IRAs and defined contribution plans in 2020.   The waiver applies to any minimum distribution due from such arrangements in 2020, including minimum distributions with respect to the 2019 tax year that are due in 2020.

This relief applies both to lifetime and post-death minimum distributions due in 2020.   In that regard, the CARES Act also provides that if the post-death 5-year rule described below under “Required Distributions upon Death” applies, the 5-year period is determined without regard to calendar year 2020.   It is unclear whether this special exception extends to the 10-year period also described below under that same heading.

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Distributions.   The CARES Act provides relief for coronavirus-related distributions made from an “eligible retirement plan” (defined below) to a “qualified individual” (also defined below).   The relief:
•	Permits in-service distributions, even if such amounts are not otherwise distributable from the plan under Tax Code sections 401(k), 403(b), or 457;
•	Provides an exception to the 10% Additional Tax under Tax Code section 72(t);
•	Exempts the distribution from the mandatory 20% withholding applicable to eligible rollover distributions;
•
Permits an IRA owner or employee to include income attributable to the distribution over the three-year period beginning with the year the distribution would otherwise be taxable unless they elect out; and

•
Permits recontribution of the distribution to an eligible retirement plan within three years, in which case the recontribution is generally treated as a direct trustee to trustee transfer within 60 days of the distribution.

The distribution must come from, and any recontribution must be made to, an “eligible retirement plan” within the meaning of Tax Code section 402(c)(8)(B), i.e. an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan, including Roth arrangements.   The relief is limited to aggregate distributions of $100,000.   The relief applies to such distributions made at any time during the 2020 calendar year.

Plan Loans (if available).   The CARES Act provides the following relief with respect to plan loans taken by any “qualified individual” (as defined below):
•
For loans made during the 180-day period beginning March 27, 2020, the maximum loan amount under the Tax Code is increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance.

•	The due date under the Tax Code for any repayment on a loan that otherwise is due between March 27, 2020 and December 31, 2020, would be delayed for one year.

Individuals Eligible for Withdrawal and Loan Relief.   Only a “qualified individual” is eligible for the withdrawal and loan relief provided under the CARES Act.   A “qualified individual” is an individual in one of the following categories:
•	The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;
•	The individual’s spouse or dependent is diagnosed with such virus or disease; or
•
The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by Internal Revenue Service.

The CARES Act provides that the administrator of an eligible retirement plan may rely on an employee’s certification that the employee is a qualified individual as defined above.

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Eligible Retirement Plans and Programs

The Contract may have been purchased with the following retirement plans and programs to accumulate retirement savings:
•
Sections 401(a), 401(k) and 403(a) Plans.  Sections 401(a), 401(k), and 403(a) of the Tax Code permit certain employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees;

•
403(b) Plans.  Section 403(b) of the Tax Code allows employees of certain Tax Code Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, to a Contract that will provide an annuity for the employee’s retirement;

•
Individual Retirement Annuities (“IRA”) and Roth IRA.  Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”).  Certain employers may establish Simplified Employee Pension (“SEP”) or Savings Incentive Match Plan for Employees (“SIMPLE”) plans to provide IRA contributions on behalf of their employees.  Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions.  Sales of the Contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS.  The IRS has not reviewed the Contract described in this prospectus for qualification as an IRA and has not addressed, in a ruling of general applicability, whether the Contract’s Death Benefit provisions comply with IRA qualification requirements; and

•
457 Plans.  Section 457 of the Tax Code permits certain employers to offer deferred compensation plans for their employees.  These plans may be offered by state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities (governmental employers), as well as non-governmental, tax-exempt organizations (non-governmental employers).  A 457 plan may be either a 457(b) plan or a 457(f) plan.  Participation in a 457(b) plan maintained by a non-governmental employer is generally limited to a select group of management and highly-compensated employees (other than 457(b) plans maintained by nonqualified, church-controlled organizations).  Depending on the plan design, the participant may be entitled to determine the investment allocation of their deferred compensation account.  There is no further information specific to 457 plans in this prospectus.

The Company may offer or may have offered the Contract for use with certain other types of qualified plans.  Please see your Contract and consult with your tax adviser if you have questions about other types of plan arrangements not discussed herein.

Special Considerations for IRAs.  IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence.  Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan.  Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA.  You may roll over a distribution from an IRA to an IRA only once in any 12 month period.  You will not be able to roll over any portion of an IRA distribution if you rolled over any other IRA distribution during the preceding one-year period.  This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs effectively treating them as one IRA for purposes of this limit.  Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between IRAs.  Please consult your own tax and/or legal adviser if you have additional questions about these rules.

Distributions from SIMPLE IRAs made within two years of beginning participation in the SIMPLE IRA are subject to a 25% early distribution tax.

Special Considerations for Roth IRAs.  Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute.  Roth IRA contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, IRA, or eligible plan.  Individuals may convert an IRA, SEP, or a SIMPLE to a Roth IRA.  Such rollovers and conversions are subject to tax, and other special rules may apply.  A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.

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You will not be able to roll over any portion of a Roth IRA distribution if you rolled over any other IRA distribution during the preceding one-year period.  This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs, as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit.  Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between Roth IRAs.  Please consult your own tax and/or legal adviser if you have additional questions about these rules.

A 10% penalty tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.  Sales of a Contract for use with a Roth IRA may be subject to special requirements of the IRS.  The IRS has not reviewed the Contracts described in this prospectus for qualification as Roth IRAs and has not addressed, in a ruling of general applicability, whether the Contract’s Death Benefit provisions comply with IRS qualification requirements.

Taxation

The tax rules applicable to qualified Contracts vary according to the type of qualified Contract and the specific terms and conditions of the qualified Contract and the terms and conditions of the qualified plan or program.  The ultimate effect of federal income taxes on the amounts held under a qualified Contract, or on income phase (i.e. annuity) payments from a qualified Contract, depends upon the type of qualified Contract or program as well as your particular facts and circumstances.  Special favorable tax treatment may be available for certain types of contributions and distributions.  In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.

Adverse tax consequences may result from:
•	Contributions in excess of specified limits;
•	Distributions before age 59½ (subject to certain exceptions);
•	Distributions that do not conform to specified commencement and minimum distribution rules; and
•	Certain other specified circumstances.

Some qualified plans and programs are subject to additional distribution or other requirements that are not incorporated into the Contract described in this prospectus.  No attempt is made to provide more than general information about the use of the Contract with qualified plans and programs.  Contract Owners, sponsoring employers, participants, annuitants, and beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the Contract.  The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the Contract unless we consent in writing.

Contract Owners, sponsoring employers, participants, annuitants, and beneficiaries generally are responsible for determining that contributions, distributions, and other transactions with respect to the Contract comply with applicable law.  Therefore, you should seek tax and/or legal advice regarding the suitability of the Contract for your particular situation.  The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral.  Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn.  However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself.  Annuities do provide other features and benefits (such as the guaranteed Death Benefit or the option of lifetime income phase options at established rates) that may be valuable to you.  You should discuss your alternatives with a qualified agent/registered representative taking into account the additional fees and expenses you may incur in an annuity.

Contributions

In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code.  We provide general information on these requirements for certain plans and programs below.  You should consult with a tax and/or legal adviser in connection with contributions to a qualified Contract.

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401(a), 401(k), 403(a) and 403(b) Plans.  The total annual contributions (including pre-tax contributions) by you and your employer cannot exceed, generally, the lesser of 100% of your compensation or $57,000 (2020).  Compensation means your compensation for the year from the employer sponsoring the plan and includes any elective deferrals under Tax Code Section 402(g) and any amounts not includible in gross income under Tax Code Sections 125 or 457.

This limit applies to your contributions as well as to any contributions made by your employer on your behalf.  An additional requirement limits your salary reduction contributions to a 401(k) or 403(b) plan to generally no more than $19,500 (2020).  Contribution limits are subject to annual adjustments for cost-of-living increases.  Your own limit may be higher or lower, depending upon certain conditions.

Contributions and premium payments to your account(s) will generally be excluded from your gross income.

Catch-up Contributions.  Notwithstanding the contribution limits noted above, if permitted by the plan, a participant in a 401(k), Roth 401(k) or 403(b) plan who is at least age 50 by the end of the participant’s taxable year may contribute an additional amount (“Age 50 Catch-ups”) not to exceed the lesser of:
•	$6,500 (2020); or
•	The participant’s compensation for the year reduced by any other elective deferrals of the participant for the year.

Traditional and Roth IRAs.  You are eligible to contribute to a traditional IRA if you have compensation includible in income for the taxable year.  For 2020, the contribution to your traditional IRA generally cannot exceed the lesser of $6,000 or your taxable compensation.  If you are age 50 or older, you can make an additional catch-up contribution of $1,000.  Contributions to a traditional IRA may be deductible depending on your modified adjusted gross income (“MAGI”), tax filing status, and whether you or your spouse are an active participant in a retirement plan.

You may be eligible to contribute to a Roth IRA if you have compensation includible in income for the year.  For 2020, the contribution to a Roth IRA cannot exceed the lesser of $6,000 or your taxable compensation.  If you are age 50 or older, you can make an additional catch up contribution of $1,000.  The amount you can contribute to a Roth IRA is reduced by the amount of any contributions you make to an individual retirement plan for your benefit (not including SEPs or SIMPLE IRAs).  Your ability to contribute to a Roth IRA may be further limited by your MAGI and tax filing status.  Contributions to a Roth IRA are not deductible.

Distributions − General

Certain tax rules apply to distributions from the Contract.  A distribution is any amount taken from a Contract including withdrawals, income phase (i.e. annuity) payments and Death Benefit proceeds.  If a portion of a distribution is taxable, the distribution will be reported to the IRS.

Section 401(a), 401(k), 403(a) and 403(b) Plans.  Distributions from these plans are taxed as received unless one of the following is true:
•
The distribution is an eligible rollover distribution and is directly transferred or rolled over within 60 days to another plan eligible to receive rollovers or to a traditional IRA in accordance with the Tax Code;

•
You made after-tax contributions to the plan.  In this case, depending upon the type of distribution, the amount will be taxed on all or part of the earnings on the contributions according to the rules detailed in the Tax Code; or

•	The distribution is a qualified health insurance premium of a retired public safety officer as defined in the Pension Protection Act of 2006.

A distribution is an eligible rollover distribution unless it is:
•
Part of a series of substantially equal periodic payments (at least one per year) made over the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and his designated beneficiary or for a specified period of ten years or more;

•	A required minimum distribution under Tax Code Section 401(a)(9);
•	A hardship withdrawal; or
•	Otherwise not recognized under applicable regulations as eligible for rollover.

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Traditional IRAs.  All distributions from a traditional IRA are generally taxed as received unless either one of the following is true:
•	The distribution is directly transferred or rolled over within 60 days to another traditional IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or
•	You made after-tax contributions to the traditional IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

10% Additional Tax.  The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a Contract used with a 401(a), 401(k), 403(a) or 403(b) plan (collectively, qualified plans).  The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a traditional or Roth IRA.

Exceptions to the 10% additional tax apply if:
•	You have attained age 59½;
•	You have become disabled, as defined in the Tax Code;
•	You have died and the distribution is to your beneficiary;
•	The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;
•	The distribution is paid directly to the government in accordance with an IRS levy;
•	The distribution is a qualified reservist distribution as defined under the Tax Code;
•	The distribution is a qualified birth or adoption distribution;
•	The distribution is eligible for penalty relief extended to victims of certain natural disasters; or
•	You have unreimbursed medical expenses that are deductible (without regard to whether you itemize deductions).

Additional exceptions may apply to distributions from a traditional or Roth IRA if:
•
The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the join lives (or joint life expectancies) of you and your designated beneficiary;

•	The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);
•	The distributions are not more than your qualified higher education expenses; or
•	You use the distribution to buy, build or rebuild a first home.

Additional exceptions may apply to distributions from a qualified plan if:
•	You have separated from service with the plan sponsor at or after age 55;
•	You are a qualified public safety employee taking a distribution from a governmental plan and you separated from service after age 50;
•
You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary; or

•	The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”).

The Tax Code may provide other exceptions or impose other penalty taxes in other circumstances.

Roth IRAs.  A qualified distribution from a Roth IRA is not includible in gross income.  A qualified distribution from a Roth IRA is a payment or distribution that meets the following two requirements:
•	It is made after the five-year period beginning with the first taxable year for which a contribution was made to any Roth IRA established for the benefit of the owner; and
•	It is:
	o	Made on or after the date on which the owner attains age 59½;
	o	Made to a beneficiary (or to the estate of the owner) on or after the death of the owner;
	o	Attributable to the owner being disabled (within the meaning of the Tax Code); or
	o	A qualified first-time homebuyer distribution (within the meaning of the Tax Code).

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If a payment or a distribution from a Roth account is not a qualified distribution, the portion allocable to earnings is includible in gross income and may be subject to the additional 10% additional tax discussed above.  Special ordering rules apply for purposes of determining the taxable portion of a payment or distribution from a Roth account.

Distributions − Eligibility

Distributions generally may occur only upon the occurrence of certain events.  The terms of your 401(a), 401(k), 403(a) or 403(b) plan will govern when you are eligible to take a distribution form the plan.  The following describes circumstances when you may be able to take a distribution from certain more common types of plans.

401(a) Pension Plans.  Subject to the terms of your 401(a) pension plan, distributions generally may occur only upon:
•	Retirement;
•	Death;
•	Disability;
•	Severance from employment;
•	Attainment of normal retirement age;
•	Attainment of age 59 ½; or
•	Termination of the plan.

Such distributions remain subject to other applicable restrictions under the Tax Code.

401(k) Plans.  Subject to the term of your 401(k) plan, distributions from your 401(k) employee account, and possibly all or a portion of your 401(k) employer account, generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59½;
•	Severance from employment;
•	Disability;
•	The birth or adoption of the child;
•	Financial hardship (contributions only);
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.

Such distributions remain subject to other applicable restrictions under the Tax Code.

403(b) Plans.  Subject to the terms of your 403(b) Contract, distribution of certain salary reduction contributions and earnings on such contributions restricted under Tax Code Section 403(b)(11) generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59½;
•	Severance from employment;
•	Disability;
•	The birth or adoption of the child;
•	Financial hardship (contributions only);
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.

Such distributions remain subject to other applicable restrictions under the Tax Code.

Section 403(b) regulations prohibit the distribution of amounts attributable to employer contributions before the earlier of your severance from employment or prior to the occurrence of some event as provided under your employer’s plan, such as after a fixed number of years, the attainment of a stated age, or a disability.

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If the Company agrees to accept amounts exchanged from a Tax Code Section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in Tax Code Section 403(b)(7)(A)(ii).

Before we process a withdrawal request to confirm with your 403(b) plan sponsor or otherwise, that the withdrawals you request from a 403(b) contract comply with applicable tax requirements.

Lifetime Required Minimum Distributions (401(a), 401(k), 403(a), 403(b) and IRAs).  To avoid certain tax penalties, you and any designated beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code.  These rules dictate the following:
•	The start date for distributions;
•	The time period in which all amounts in your Contract(s) must be distributed; and
•	Distribution amounts.

Start Date.  Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 72 (age 70½ if born before July 1, 1949) or in the case of an employer-sponsored plan, April 1 of the calendar year following the calendar year in which you retire, whichever occurs later, unless:
•
Under 401(a), 401(k), 403(a), or 403(b) plans that are not governmental or church plans, you are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 72 (age 70½ if born before July 1 1949); or

•
Under 403(b) plans, the Company maintains separate records of amounts held as of December 31, 1986.  In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75.  However, if you take any distributions in excess of the minimum required amount, then special rules require that the excess be distributed from the December 31, 1986 balance.

Time Period.  You must receive distributions from the Contract over a period not extending beyond one of the following time periods:
•	Over your life or the joint lives of you and your designated beneficiary; or
•	Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

Distribution Amounts.  The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9).  Before annuity payments begin, the required minimum distribution amount is generally determined by dividing the entire interest in the account as of December 31 of the preceding year by the applicable distribution period.  The entire interest in the account includes the amount of any outstanding rollover, transfer and recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed Death Benefits and any optional living benefit.  If annuity payments have begun under an annuity option that satisfies the Tax Code Section 401(a)(9) regulations, such payments will generally be viewed as satisfying your required minimum distribution.

50% Excise Tax.  If you fail to receive the required minimum distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.  In certain circumstances this excise tax may be waived by the IRS.

Roth IRAs.  Required minimum distributions are not applicable to Roth IRAs during your lifetime.  Further information regarding required minimum distributions may be found in your Contract.

Required Distributions upon Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs)

Upon your death under a qualified Contract, any remaining interest must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Tax Code.   The Death Benefit provisions of your qualified Contract shall be interpreted to comply with those requirements.   The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”), which was part of the larger Further Consolidated Appropriations Act, 2020.  The post-death distribution requirements under prior law continue to apply in certain circumstances.

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Prior Law.  Under prior law, if an employee under an employer sponsored plan or the owner of an IRA dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the “5-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”).   If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).

The New Law.  Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies.   A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner.   An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you.   An individual’s status as an EDB is determined on the date of your death.

This 10-year post-death distribution period applies regardless of whether you die before your required beginning date or you die on or after that date (including after distributions have commenced in the form of an annuity).   However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e. a new 10-year distribution period begins).

Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules.   In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).   In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).

If your beneficiary is not an individual but is a non-natural person, such as a charity, your estate, or in some cases a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule).   However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law may apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases.   You should consult a professional tax adviser about the federal income tax consequences of your beneficiary designations, particularly if a trust is involved.

More generally, the new law applies if you die after 2019, subject to several exceptions.  In particular, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies to your interest in that plan if you die after 2021 (unless the collective bargaining agreements terminate earlier).

In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020.  However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated beneficiary’s death.   Hence, this 10-year rule generally will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner.   Under the new law, however, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the new post-death distribution requirements.

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Certain transition rules may apply.   Please consult your tax adviser.

Spousal continuation.  Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.

The post-death distribution requirements are complex and unclear in numerous respects.   The Internal Revenue Service and U.S. Department of the Treasury have issued very little guidance on the new law.   In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances.   You should consult a professional tax adviser for tax advice as to your particular situation

Withholding

In general, the withholding rules described above for nonqualified Contracts also apply to Qualified Contract.  In addition, special withholding rules apply to eligible rollover distributions from 401(a), 401(k), 403(a) and 403(b) plans.

401(a), 401(k), 403(a) and 403(b) Plans.  Generally, eligible rollover distributions from these plans are subject to a mandatory 20% federal income tax withholding.  However, mandatory withholding will not be required if you elect a direct rollover of the distributions to an eligible retirement plan or in the case of certain other distributions described in the Tax Code.

Assignment and Other Transfers

401(a), 401(k), 403(a) and 403(b) Plans.  Your beneficial interest in the Contract may not be assigned or transferred to persons other than:
•	A plan participant as a means to provide benefit payments;
•	An alternate payee under a QDRO in accordance with Tax Code Section 414(p);
•	The Company as collateral for a loan, if available; or
•	The enforcement of a federal income tax lien or levy.

IRAs and Roth IRAs.  The Tax Code does not allow a transfer or assignment of your rights under these Contracts except in limited circumstances.  Adverse tax consequences may result if you assign or transfer your interest in the Contract to persons other than your spouse incident to a divorce.  Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Tax Consequences of Living Benefits and Enhanced Death Benefits

Living Benefits.  Except as otherwise noted below, when a full or partial withdrawal from a Contract occurs under a LifePay Plus or Joint LifePay Plus rider, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value (unreduced by the amount of any deferred sales charge) immediately before the distribution over the investment in the Contract at that time.

Investment in the Contract is generally equal to the amount of all contributions to the Contract previously included in your gross income, plus amounts previously included in your gross income as the result of certain loans (if available), assignments, or gifts, less the aggregate amount of non-taxable distributions previously made.  The income on the Contract for purposes of calculating the taxable amount of a distribution may be unclear.  For example, the living benefits provided under the LifePay Plus or Joint LifePay Plus rider, as well as any applicable Market Value Adjustment, could increase the Contract Value that applies.  Thus, the income on the Contract could be higher than the amount of income that would be determined without regard to such a benefit.  As a result, you could have higher amounts of income than will be reported to you.  In addition, payments under any guaranteed payment phase of such riders may be subject to the exclusion ratio rules under Tax Code Section 72(b) for tax purposes.  Please consult your tax and/or legal adviser about the tax consequences of living benefits.

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If applicable, payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer under the LifePay Plus or Joint LifePay Plus rider are designed to be treated as annuity payments for withholding and tax reporting purposes.  A portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income.  The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when your payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer start.  Any withdrawals in addition to the Maximum Annual Withdrawal payments you are receiving pursuant to the Income Optimizer constitute Excess Withdrawals under the LifePay Plus or Joint LifePay Plus rider, causing a proportional reduction of the LifePay Plus Base and Maximum Annual Withdrawal.  This reduction will result in a proportional reduction in the non-taxable portion of your future Maximum Annual Withdrawal payments.  Once your investment in the Contract has been fully recovered, the full amount of each of your future Maximum Annual Withdrawal payments would be subject to tax as ordinary income.

For qualified Contracts issued with a LifePay Plus or Joint LifePay Plus rider it is possible that the Death Benefit could raise an issue under the “minimum income threshold test” described in Treasury Reg.  section 1.401(a)(9)-6 as the Death Benefit under these riders could be viewed as providing an increasing benefit.   Please consult your legal and/or tax adviser about the tax consequences of living benefits Death Benefits.

Enhanced Death Benefits.  The Contract offers a Death Benefit that may exceed the greater of premium payments and the Contract Value.  It is possible that the IRS could characterize such a Death Benefit as other than an incidental Death Benefit, which may result in currently taxable income and could affect the amount of required minimum distributions.  Additionally, because certain charges are imposed with respect to some of the available Death Benefits it is possible those charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.  Please consult your legal and/or tax adviser about the tax consequences of enhanced Death Benefits.

Same-Sex Marriages

If allowed under the requirements of the Tax Code, the Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under a living benefit.  All contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law.  U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile.  As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract.  Please consult your tax and/or legal adviser for further information about this subject.

Possible Changes in Taxation

Although the likelihood of changes in tax legislation, regulation, rulings, and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means.  It is also possible that any change could be retroactive (that is, effective before the date of the change).  In this regard, on March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).   Among other provision, the CARES Act includes temporary relief from certain of the tax rules applicable to IRAs and qualified plans.  See “Taxation of Qualified Contracts” for more details.  You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the Contract.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code.  The separate account is not a separate entity from us.  Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

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We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the Contracts.  Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the Contracts.  In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the Separate Account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes.  However, changes in federal tax laws and/or their interpretation thereof may result in our being taxed on income or gains attributable to the separate account.  In this case we may impose a charge against the separate account (with respect to some or all of the Contracts) to set aside provisions to pay such taxes.  We may deduct this amount from the separate account, including from your Contract Value invested in the Subaccounts.

OTHER INFORMATION

Reports to Contract Owners

We confirm purchase, transfer, and withdrawal transactions usually within five business days of processing.  We may also send you a quarterly report within 31 days after the end of each calendar quarter.  The report will show the Contract Value, Cash Surrender Value, and the Death Benefit as of the end of the calendar quarter.  The report will also show the allocation of your Contract Value and reflects the amounts deducted from or added to the Contract Value.  You have 30 days to notify Customer Service of any errors or discrepancies.  We will notify you when any shareholder reports of the Funds in which Separate Account B invests are available.  We will also send any other reports, notices or documents we are required by law to furnish to you.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment of benefits or processing these transactions beyond the seven permitted days, under any of the following circumstances:
•	On any business day when the NYSE is closed (except customary weekend and holiday closings);
•	When an emergency exists as determined by the SEC; or
•	During any other periods the SEC may, by order, permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Payment of benefits or values may also be delayed or suspended as required by court order or any regulatory action.

In Case of Errors in Your Application

If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought had the age or gender not been misstated.

Assigning the Contract as Collateral

You may assign a nonqualified Contract as collateral security for a loan, but you should understand that your rights and any beneficiary’s rights may be subject to the terms of the assignment.  An assignment likely has federal tax consequences.  You should consult a tax adviser for tax advice.  You must give us satisfactory written notice to Customer Service in order to make or release an assignment.  We are not responsible for the validity of any assignment.

Contract Changes – Applicable Tax Law

We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law and to conform to applicable laws or governmental regulations.  We will give you advance notice of such changes.

69

Free Look

When you purchased the Contract, you had the right to cancel your Contract within your ten-day free look period.  We deemed the free look period to expire 15 days after we mailed the Contract to you.  Some states may have required a longer free look period.  Those that cancelled their Contracts during the free look period received a refund equal to the greater of the Contract Value (which may have been be more or less than the premium payments made) or, if required by your state, the original amount of the premium payment.

Because the Contract is no longer offered for new sales and the free look period for all existing Contracts have expired, there will generally be no more discussion of the free look period except to the extent it is relevant in relation to other Contract features or benefits.

Special Arrangements

We may reduce or waive any Contract, rider, or benefit fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates.  We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

Selling the Contract

Our affiliate, Directed Services LLC, 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380 is the principal underwriter and distributor of the Contract as well as for our other variable contracts.  Directed Services LLC, a Delaware limited liability company, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority, Inc.  (“FINRA”).

Directed Services LLC does not retain any commissions or compensation paid to it by the Company for Contract sales.  Directed Services LLC entered into selling agreements with affiliated and unaffiliated broker/dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products (“selling firms”).  Selling firms are also registered with the SEC and are FINRA member firms.

Although the Contracts are no longer offered for new sales, Directed Services LLC may still pay selling firms compensation for the past promotion and sale of the Contracts.  Registered representatives of the selling firms who solicited sales of the Contracts typically receive a portion of the compensation paid by Directed Services LLC to the selling firm in the form of commissions or other compensation, depending on the agreement between the selling firm and the registered representative.  This compensation, as well as other incentives or payments, is not paid directly by Contract Owners or the Separate Account.  We intend to recoup this compensation and other sales expenses paid to selling firms through fees and charges imposed under the Contracts.

Directed Services LLC pays selling firms for past Contract sales according to one or more schedules.  This compensation is generally based on a percentage of premium payments.  Selling firms may receive commissions of up to 6.00% of premium payments.  In addition, selling firms may receive ongoing annual compensation of up to 0.75% of all, or a portion, of values of Contracts sold through the firm.  Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on the firm’s practices.  Commissions and annual compensation, when combined, could exceed 6.00% of total premium payments.

Directed Services LLC has special compensation arrangements with certain selling firms based on those firms’ aggregate sales of the Contracts or other criteria.  These special compensation arrangements were not offered to all selling firms, and the terms of such arrangements may differ among selling firms based on various factors.  Any such compensation payable to a selling firm will not result in any additional direct charge to you by us.

70

In addition to the direct cash compensation for sales of Contracts described above, Directed Services LLC may also pay selling firms additional compensation or reimbursement of expenses for their past efforts in selling the Contracts to you and other customers.  These amounts may include:
•
Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the year;

•
Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives).  These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales; and

•	Additional cash or noncash compensation and reimbursements permissible under existing law.

We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the Contract.

Directed Services LLC may also compensate wholesalers/distributors, and their management personnel, for past Contract sales within the wholesale/distribution channel.  This compensation may be based on a percentage of premium payments and/or a percentage of Contract Values.  Directed Services LLC may, at its discretion, pay additional cash compensation to wholesalers/distributors for sales by certain broker-dealers or “focus firms.”

We do not pay any additional compensation on the sale or exercise of any of the Contract’s optional benefit riders described in this prospectus.

This is a general discussion of the types and levels of compensation paid by us for the past sale of our variable annuity contracts.  It is important for you to know that the payment of volume or sales-based compensation to a selling firm or registered representative may have provided that registered representative a financial incentive to promote our contracts over those of another company, and may also have provided a financial incentive to promote one of our contracts over another.

Administrative Procedures

We may accept a request for Contract service in writing, by telephone or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements.  We will process your request at the Contract Value next determined only after you have met all administrative requirements.  Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions (for example, a facsimile withdrawal request form), even if appropriate identifying information is provided.  You are responsible for keeping information about your Contract and appropriate identifying information confidential.  If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions.  We are not liable for losses resulting from following telephone or electronic instructions we believe to be genuine.  If a loss occurs when we rely on such instruction, you will bear the loss.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws.  Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers’ identities are properly verified and that premiums and loan repayments, if applicable, are not derived from improper sources.

Under our anti-money laundering program, we may require customers and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

71

We may also refuse to accept certain forms of premium payments or loan repayments (including but not limited to cash, traveler’s cheques, starter checks from a new account, credit card checks and certain third-party checks) or restrict the amount of certain forms of premium payments or loan repayments (including but not limited to cashier’s checks, bank drafts, bank checks and treasurer’s checks totaling more than $10,000).  In addition, we may require information as to why a particular form of payment was used and the source of the Funds of such payment in order to determine whether or not we will accept it.  Use of an unacceptable form of payment may result in us returning the payment.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator.  We may also be required to provide additional information about you and your Contract to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

Unclaimed Property

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract Owners, insureds, beneficiaries, and other payees of proceeds.  Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract Owners are urged to keep their own, as well as their beneficiaries’ and other payees’ information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers.  Such updates should be communicated to Customer Service in writing or by calling 1-800-366-0066.

Cyber Security

Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks.  In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.

Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also affect the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value.  There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.

State Variations

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus.  Material variations are described in APPENDIX N.  Also see your Contract, including any endorsements and riders, for details.

72

Order Processing

In certain circumstances, we may need to correct the pricing associated with an order that has been processed.  In such circumstances, we may incur a loss or receive a gain depending upon the price of the Fund when the order was executed and the price of the Fund when the order is corrected.  Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.

State Regulation

We are regulated by the Insurance Department of the State of Iowa.  We are also subject to the insurance laws and regulations of all jurisdictions where we do business.  The Contract offered by this prospectus has been approved where required by those jurisdictions.  We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

Voting Rights

We will vote the shares of a Fund owned by Separate Account B according to your instructions.  However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Fund in our own right, we may decide to do so.

We determine the number of shares that you have in a Subaccount by dividing the Contract’s Contract Value in that Subaccount by the net asset value of one share of the Fund in which a Subaccount invests.  We count fractional votes.  We will determine the number of shares you can instruct us to vote 180 days or less before a Fund shareholder meeting.  We will ask you for voting instructions by mail at least ten days before the meeting.  If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contracts in that Subaccount.  We will also vote shares we hold in Separate Account B which are not attributable to Contract Owners in the same proportion.  The effect of proportional voting is that a small number of Contract Owners may decide the outcome of a vote.

Legal Proceedings

We are not aware of any pending legal proceedings that are likely to have a material adverse effect on Separate Account B, the Company’s ability to meet its obligations under the Contract, or Directed Services LLC’s (“DSL”) ability to perform its obligations with respect to the Contract.  Notwithstanding the foregoing:
•
Litigation.  The Company and/or DSL are or may be involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business.  Due to the climate in insurance and business litigation/arbitration, suits sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief.  Certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals.  In addition, the life insurance industry has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves.  This litigation is generally known as cost of insurance litigation.  While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a material adverse effect on either the Company's or DSL’s operations or financial position.

•
Regulatory Matters.  As with other financial services companies, the Company and its affiliates, including DSL, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry.  It is the practice of the Company and DSL to cooperate fully in these matters.  Regulatory investigations, exams, inquiries, and audits could result in regulatory action against the Company and/or DSL or subject the Company and/or DSL to settlement payments, fines, penalties and other financial consequences, as well as changes to the Company’s and/or DSL’s policies and procedures.

73

The outcome of a litigation/arbitration or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment.  It is not possible to predict the ultimate outcome for all pending litigation/arbitration and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company’s and/or DSL’s results of operations or cash flows in a particular quarterly or annual period.

74

APPENDIX A - FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of the Funds available through the Subaccounts under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at:
•	https://venerable.variableproducts-express.com/GetContract1.asp?clientid=venerablevpx&fundid=NRVA01439&wested=1 until June 11, 2021; and
•	https://docs.venerable.com/#/landing?prod=NRVA01439&doctype= on and after June 11, 2021.

You can also request this information at no cost by calling 1-800-366-0066  or by sending an email request to smb-usa-mailbox@venerable.com. The Funds you choose may impact the benefits under the Optional Benefits you chose.  See “LIVING BENEFIT RIDERS” for more information.

The current expenses and performance information below reflects fee and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge . Expenses would be higher and performance would be lower if these other charges were included.  Each Fund’s past performance is not necessarily an indication of future performance

Consult with your investment professional to determine if the Funds may be suited to your financial needs, investment time horizon and risk tolerance.  You should periodically review these factors to determine if you need to change your investment strategy.

Open Funds

Subaccounts that invest in the following Funds are open to new premiums and transfers of Contract Value.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES[1]	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks long-term capital growth and current income.	Voya Global High Dividend Low Volatility Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.85%	-1.09%	7.34%	6.24%
Seeks high level of current income consistent with the preservation of capital and liquidity.	Voya Government Liquid Assets Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.53%	0.24%	0.77%	0.39%
Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.87%	16.93%	13.49%	11.84%

1
Current Expenses are each Fund’s total net annual operating expenses and reflect any. temporary expense reimbursements or fee waiver arrangements that are in place and reported in the Fund’s prospectus.

A-1

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks to provide investors with a high level of current income and total return.	Voya High Yield Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.73%	5.63%	7.47%	5.98%
Seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.	Voya Index Plus LargeCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.80%	15.62%	13.78%	12.63%
Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Intermediate Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.80%	7.57%	4.99%	4.73%
Seeks maximum total return.	Voya International High Dividend Low Volatility Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC Uses managed volatility strategies.	Class S 0.99%	-0.94%	3.94%	3.13%
Seeks long-term capital growth.	Voya Large Cap Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.92%	30.59%	17.92%	15.74%
Seeks long-term growth of capital and current income.	Voya Large Cap Value Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.89%	5.97%	9.36%	9.71%

A-2

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Voya MidCap Opportunities Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.91%	40.76%	17.49%	13.75%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index.	Voya RussellTM Large Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.68%	38.13%	20.81%	17.15%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index.	Voya RussellTM Large Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.61%	21.58%	15.73%	13.95%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index.	Voya RussellTM Large Cap Value Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.60%	1.20%	9.10%	9.85%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index.	Voya RussellTM Mid Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.65%	34.52%	17.86%	14.34%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index.	Voya RussellTM Small Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.70%	19.34%	12.67%	10.76%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg Barclays U.S. Aggregate Bond Index.	Voya U.S. Bond Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.63%	7.05%	3.84%	3.21%

A-3

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks total return including capital appreciation and current income.	VY® Clarion Real Estate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: CBRE Clarion Securities LLC	(Class S) 0.93%	-6.53%	3.93%	7.67%
Seeks total return consisting of long-term capital appreciation and current income.	VY® Invesco Equity and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Class S 0.89%	9.88%	8.63%	8.31%
Seeks long-term growth of capital and income.	VY® Invesco Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Class S 0.89%	2.90%	8.66%	9.28%
Seeks capital appreciation.	VY® JPMorgan Emerging Markets Equity Portfolio Investment Adviser: Voya Investments, LLC Subadviser: J. P. Morgan Investment Management Inc.	Class S 1.50%	33.23%	18.77%	6.30%
A non-diversified Portfolio that seeks long-term capital appreciation	VY® Morgan Stanley Global Franchise Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Morgan Stanley Investment Management Inc.	Class S 1.19%	13.28%	13.80%	12.30%
Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk	VY® T. Rowe Price Capital Appreciation Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Class S 0.89%	17.97%	12.89%	11.03%
Seeks long-term growth of capital.	VY® T. Rowe Price International Stock Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Class S 1.01%	10.33%	6.67%	14.49%

A-4

Closed Funds

Subaccounts that invest in the following Funds are closed to new premiums and transfers of Contract Value.  Contract Owners who have value in any of the closed Funds may leave their Contract Value allocated to the Subaccounts that invest in these Funds.
INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio – Large Cap Growth Fund Investment Adviser: Columbia Management Investment Advisers, LLC	Class 1 0.73%	34.74%	17.74%	15.76%
Seeks long term capital appreciation.	Columbia Variable Portfolio – Small Company Growth Fund Investment Adviser: Columbia Management Investment Advisers, LLC	(Class 1) 0.90%	71.12%	28.08%	17.63%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index.	ProFund VP Bull Investment Adviser: ProFund Advisors LLC	1.68%	16.03%	12.93%	11.66%
Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index®.	ProFund VP Europe 30 Investment Adviser: ProFund Advisors LLC	1.68%	-9.23%	3.45%	2.23%
Seeks highest current income consistent with low risk to principal and liquidity and secondarily, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.	Voya Limited Maturity Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.53%	3.19%	2.15%	1.53%
Seeks long-term capital appreciation.	Voya SmallCap Opportunities Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co.	Class S 1.10%	26.06%	12.18%	11.49%

A-5

APPENDIX B – FIXED ACCOUNT II

Fixed Account II (“Fixed Account”) is an optional Fixed Interest Option offered during the accumulation phase of your variable annuity Contract.  The Fixed Account, which is a segregated asset account within the Company’s general account, provides a means for you to invest on a tax-deferred basis and earn a guaranteed interest for guaranteed interest periods (Fixed Interest Option(s)).  We will credit your Fixed Interest Option(s) with a fixed rate of interest.  We currently offer Fixed Interest Options with guaranteed interest periods that may vary by maturity, state of issue, and rate.  In addition, we may offer dollar cost averaging Fixed Interest Options, which are six-month and one-year Fixed Interest Options available exclusively in connection with our dollar cost averaging program.  We may offer additional guaranteed interest periods in some or all states, may not offer all guaranteed interest periods on all Contracts or in all states and the rates for a given guaranteed interest period may vary among Contracts.  We set the interest rates periodically.  We may credit a different interest rate for each guaranteed interest period.  The interest you earn in the Fixed Account as well as your principal is guaranteed by the Company, as long as you do not take your money out before the maturity date for the applicable guaranteed interest period.  If you take your money out from a Fixed Interest Option more than 30 days before the applicable maturity date, we will apply a Market Value Adjustment.  A Market Value Adjustment could increase or decrease your Contract Value and/or the amount you take out.  A surrender charge may also apply to withdrawals from your Contract.

For Contracts sold in some states, not all Fixed Interest Options are available.  You have a right to return your Contract for a refund as described in the Contract prospectus.

The Fixed Account

You may allocate premium payments and transfer your Contract Value to the guaranteed interest periods of the Fixed Account during the accumulation period as described in the Contract prospectus.  Every time you allocate money to the Fixed Account, we set up a Fixed Interest Option for the guaranteed interest period you select.  We will credit your Fixed Interest Option with a guaranteed interest rate for the guaranteed interest period you select, so long as you do not withdraw money from that Fixed Interest Option before the end of the guaranteed interest period.  Each guaranteed interest period ends on its maturity date which is the last day of the month in which the guaranteed interest period is scheduled to expire.

Your Contract Value in the Fixed Account is the sum of your Fixed Interest Options and the interest credited as adjusted for any withdrawals, transfers, or other charges we may impose, including any Market Value Adjustment.  Your Fixed Interest Option will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of Contract Value.  We will credit interest daily at a rate that yields the quoted guaranteed interest rate.

If you surrender, withdraw, transfer, or annuitize your investment in a Fixed Interest Option more than 30 days before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the transaction.  A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer, or annuitize, depending on current interest rates at the time of the transaction.

Guaranteed Interest Rates

Each Fixed Interest Option will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date.  We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods.  We determine guaranteed interest rates at our sole discretion.  We cannot predict the level of future interest rates, but no Fixed Interest Allocation will ever have a declared guaranteed interest rate less than 3% per year.

Transfers from a Fixed Interest Option

You may transfer your Contract Value in a Fixed Interest Option to one or more new Fixed Interest Options with new guaranteed interest periods or to any of the Subaccounts of the Separate Account as described in the Contract prospectus on the maturity date of a guaranteed interest period.  The minimum amount that you can transfer to or from any Fixed Interest Option is $100.  Transfers from a Fixed Interest Option may be subject to a Market Value Adjustment.  If you have a special Fixed Interest Option that was offered exclusively with our dollar cost averaging program, canceling dollar cost averaging will cause a transfer of the entire Contract Value in such Fixed Interest Option to the Voya Government Liquid Assets Portfolio, and such a transfer will be subject to a Market Value Adjustment.

B-1

Please be aware that the benefit we pay under certain optional benefit riders will be adjusted by any transfers you make to and from the Fixed Interest Options during specified periods while the rider is in effect.

Withdrawals from a Fixed Interest Option

During the accumulation phase, you may withdraw a portion of your Contract Value in any Fixed Interest Option.  You may make systematic withdrawals of only the interest earned during the prior month, quarter, or year, depending on the frequency chosen, from a Fixed Interest Option under our systematic withdrawal option.  A withdrawal from a Fixed Interest Option may be subject to a Market Value Adjustment and a Contract surrender charge.  Be aware that withdrawals may have federal income tax consequences, including a 10% penalty tax, as well as state income tax consequences.

Please be aware that the benefit we pay under any of the optional benefit riders will be reduced by any withdrawals you made from the Fixed Interest Options during the period while the rider is in effect.

Market Value Adjustment

A Market Value Adjustment may decrease, increase, or have no effect on your Contract Value.  We will apply a Market Value Adjustment:
•
Whenever you withdraw or transfer money from a Fixed Interest Option (unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program); and

•	If on the Annuity Start Date a guaranteed interest period for any Fixed Interest Option does not end on or within 30 days of the Annuity Start Date.

A Market Value Adjustment may be positive, negative, or result in no change.  In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your Contract Value.  On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your Contract Value.  In the event of a full surrender, transfer, or annuitization from a Fixed Interest Option, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred, or annuitized.  In the event of a partial withdrawal, transfer, or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred ,or annuitized (hereinafter referred to as a “Withdrawal”) in order to provide the amount requested.

Effective February 13, 2018 (the “Effective Date”), your Contract was endorsed or otherwise amended to limit any negative Market Value Adjustment that we may apply to a Withdrawal from the Fixed Account.  More specifically, on and after the Effective Date, we will limit future negative Market Value Adjustments that we may apply to any Withdrawals from the Fixed Account so that any such Market Value Adjustments will not cause your applicable Fixed Account value to be less than the following “Floor Guarantee”:
•
100% of premiums or other amounts allocated to the Fixed Account, accumulated while so allocated with interest at an effective annual rate equal to the greater of (i) any guaranteed minimum interest rate (“GMIR”) applicable to the Fixed Account and (ii) 1.5%; minus

•	The amount of any Withdrawals from the Fixed Account (before applying any positive or negative Market Value Adjustments); minus
•	Any applicable surrender charges.

If your Fixed Account value after application of any Market Value Adjustment or upon any Withdrawal not subject to a Market Value Adjustment is less than the Floor Guarantee, then we will reset your applicable Fixed Account value to equal the amount of your Floor Guarantee.

In applying any Market Value Adjustment, each Fixed Interest Option will be considered separately, meaning that amounts allocated to the Fixed Account at different points in time, and earning different rates of interest for different guaranteed interest periods, will be considered separately.  The Floor Guarantee has no impact on any positive Market Value Adjustments that may apply to a Withdrawal from a Fixed Interest Option.

Additionally, on the Effective Date the GMIR for the Fixed Account is increased to 1.5% if prior to the Effective Date the applicable GMIR was less than 1.5%.  As a result of the above-referenced endorsement or amendment to the Contract, on and after the Effective Date interests in the Fixed Account are no longer securities registered under the Securities Act of 1933.

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Contract Value in the Fixed Interest Options

On the Contract Date, the Contract Value in any Fixed Interest Option in which you are invested is equal to the portion of the initial premium paid and designated for allocation to the Fixed Interest Option.  On each business day after the Contract Date, we calculate the amount of Contract Value in each Fixed Interest Option as follows:
(1)	We take the Contract Value in the Fixed Interest Option at the end of the preceding business day;
(2)	We credit a daily rate of interest on (1) at the guaranteed rate since the preceding business day;
(3)	We add (1) and (2);
(4)	We subtract from (3) any transfers from that Fixed Interest Option; and
(5)	We subtract from (4) any withdrawals, and then subtract any Contract fees (including any rider charges) and premium taxes.

Additional premium payments and transfers allocated to the Fixed Account will be placed in a new Fixed Interest Option.  The Contract Value on the date of allocation will be the amount allocated.  Several examples which illustrate how the Market Value Adjustment works, including the Floor Guarantee, are included below at the end of this Appendix.

Cash Surrender Value

The Cash Surrender Value is the amount you receive when you surrender the Contract.  The Cash Surrender Value of amounts allocated to the Fixed Account will fluctuate daily based on the interest credited to Fixed Interest Options, any Market Value Adjustment and any surrender charge.  We guarantee the Cash Surrender Value of amounts allocated to the Fixed Account will never be less than the Floor Guarantee.  On any date during the accumulation phase, we calculate the Cash Surrender Value as follows: we start with your Contract Value, then we adjust for any Market Value Adjustment, and then we deduct any surrender charge, any charge for premium taxes, the annual Contract administrative fee (unless waived), any optional benefit rider charge, and any other charges incurred but not yet deducted.

Dollar Cost Averaging from Fixed Interest Options

You may elect to participate in our dollar cost averaging program from a Fixed Account Interest Option with a guaranteed interest period of one year or less and at least $1,200 in the Fixed Interest Option.  The Fixed Interest Options serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other Fixed Interest Options or Fund Subaccounts selected by you.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment.  Since we transfer the same dollar amount to Subaccounts each month, more units of a Subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high.  Therefore, a lower than average value per unit may be achieved over the long term.  However, we cannot guarantee this.  When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels.  You should consider your tolerance for investing through periods of fluctuating price levels.

You elect the dollar amount you want transferred under this program.  Each monthly transfer must be at least $100.  You may change the transfer amount once each Contract Year.

Transfers from a Fixed Interest Option under the dollar cost averaging program are not subject to a Market Value Adjustment.

We may in the future offer additional Fixed Interest Options to the dollar cost averaging program or withdraw any Fixed Interest Option from the dollar cost averaging program, or otherwise modify, suspend, or terminate this program.  Such change will not affect any dollar cost averaging programs in operation at the time.

Suspension of Payments

We have the right to delay payment of amounts from a Fixed Interest Option for up to six months.

Market Value Adjustment Examples with Application of the Floor Guarantee

The following examples show the application of the Floor Guarantee in relation to any negative MVA on Withdrawals from the Fixed Account.

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Assumptions used for Examples #1 and #2:
•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;
•	On the Maturity Date, the full amount invested in the Fixed Account is renewed into another 10 year guaranteed interest period;
•	A Withdrawal request is made on March 30, 2018, when the Fixed Account value is $350,000;
•	No prior Withdrawals affecting the Fixed Account have been taken;
•	A 3% GMIR applies to the Fixed Account under the Contract;
•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and
•	Any applicable surrender charges are not applied.

Example #1: Full Withdrawal with a negative MVA limited by the Floor Guarantee

Step 1: Calculate the Fixed Account value after the MVA (without the Floor Guarantee).

In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.

Step 2: Calculate the Floor Guarantee.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%).  The Floor Guarantee on the date of the Withdrawal as a result of this calculation equals $339,330.

Step 3: Compare the result from Step 1 (the Fixed Account value after the MVA) to the result from Step 2 (the Floor Guarantee).

The amount paid will be the greater of:
•	The calculated Fixed Account value after application of the MVA; and
•	The Floor Guarantee.

Consequently, in this example the amount paid as a result of the full Withdrawal request is the Floor Guarantee amount of $339,330.  The Floor Guarantee limits the amount of the MVA actually assessed, which is effectively -3.05% (the “Effective MVA”) instead of the normal -10%.

The Effective MVA may limit the MVA calculated under the Contract to ensure that upon full Withdrawal the net proceeds do not fall below the Floor Guarantee.  The Effective MVA is calculated as follows [Floor Guarantee ÷ Fixed Account value]-1.  Therefore, in this example the Effective MVA calculation is [$339,330 ÷ $350,000] – 1 = -3.05%.

Example #2: $100,000 Partial Withdrawal with a negative MVA limited by the Floor Guarantee

Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken (see Example #1).

In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%).  As a result of this calculation, the Floor Guarantee on the date of the Withdrawal equals $339,330.

Because the Floor Guarantee ($339,330) exceeds the Fixed Account value after application of the negative MVA, but does not exceed the total Fixed Account value immediately prior to the Withdrawal, the Fixed Account value ($350,000) is adjusted to equal the amount of the Floor Guarantee.  In this example, the Fixed Account value is reduced by -3.05%, which is the Effective MVA actually assessed instead of the normal -10%.

Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.

A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested plus the amount needed to cover the Effective MVA of -3.05%.  The total amount withdrawn is calculated as we normally do, except that the Effective MVA percentage is used: [Withdrawal amount requested] ÷ [1 + (Effective MVA%)].  Therefore, in this example the total amount withdrawn is: [$100,000] ÷ [1 + (-3.05%)] = $103,145.

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Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.
In this example, the Fixed Account value ($350,000) after the $100,000 partial Withdrawal and application of the -3.05% Effective MVA (-$3,145) equals $246,855.

Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%).  The Floor Guarantee immediately prior to the Withdrawal as a result of this calculation equals $339,330.  This amount is reduced by the $100,000 partial Withdrawal (without taking into account the negative Effective MVA), and the Floor Guarantee after the partial Withdrawal equals $239,330.

Assumptions used for Example #3:
•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;
•	On the Maturity Date, a partial Withdrawal of $90,000 is taken;
•	The full amount invested in the Fixed Account less the aforementioned $90,000 Withdrawal is renewed into another 10 year guaranteed interest period;
•	A $100,000 partial Withdrawal request is made on March 30, 2018, when the Fixed Account value is $150,000;
•	A 0% GMIR applies to the Fixed Account under the Contract;
•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and
•	Any applicable surrender charges are not applied.

Example #3: Partial Withdrawal with a negative MVA limited by the Floor Guarantee

Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken.

In this example, the Fixed Account value on the date of the second Withdrawal ($150,000) after application of the -10% MVA (-$15,000) equals $135,000.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 1.5% interest annually (because the GMIR under the Contract is less than 1.5%).  On May 15, 2010, the Floor Guarantee is equal to $232,127.  On this date, $90,000 is withdrawn and the new Floor Guarantee is $142,127, which will continue to accrue 1.5% interest annually.  As a result of this calculation, the Floor Guarantee on the date of the second Withdrawal equals $159,818.

Because the Floor Guarantee ($159,818) exceeds the Fixed Account value after application of the negative MVA and also exceeds the Fixed Account value immediately prior to the Withdrawal, the Fixed Account value is reset to equal the amount of the Floor Guarantee (here, $159,818).  Because the Floor Guarantee and Fixed Account value are equal, the Effective MVA actually assessed is 0% instead of the normal -10%.

Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.

A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested ($100,000).  No negative MVA is assessed because the Effective MVA is 0%.

Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.

In this example, the Fixed Account value ($159,818) after the $100,000 partial Withdrawal equals $59,818.

Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.

Based on the calculation above, the Floor Guarantee immediately prior to the Withdrawal equals $159,818.  When this amount is reduced by the $100,000 partial Withdrawal, the Floor Guarantee is the same as the Fixed Account value after the partial Withdrawal and application of the 0% Effective MVA, $59,818.

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APPENDIX C – Fixed Interest Division
A Fixed Interest Division option is available through the group and individual deferred variable annuity contracts offered by the Company. The Fixed Interest Division is part of the VIAC General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940.
Interests in the Fixed Interest Division are offered in certain states through an Offering Brochure. The Fixed Interest Division is different from the Fixed Account, which is described in Appendix B and which may not be available in your state. If you are unsure whether the Fixed Account is available in your state, please contact Customer Service at 1-800-366-0066.  When reading through the Prospectus, the Fixed Interest Division should be counted among the various investment options available for the allocation of your premiums, in lieu of the Fixed Account. The Fixed Interest Division may not be available in some states. Some restrictions may apply.
You will find more complete information relating to the Fixed Interest Division in the Offering Brochure. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division.

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APPENDIX D - SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE

The following assumptions are used in this example:
•	You made an initial premium payment of $10,000;
•	You made additional premium payments of $10,000 in each of the second and third Contract Years (for total premium payments under the Contract of $30,000);
•	You make a withdrawal at the beginning of the fifth Contract Year of 15% of the $35,000 Contract Value.

In this example, $3,500 ($35,000 x .10) is the maximum Free Withdrawal Amount that you may withdraw in a Contract Year without a surrender charge.  The total withdrawal would be $5,250 ($35,000 x .15).

Therefore, $1,750 ($5,250 – $3,500) is considered an excess withdrawal of a part of the initial premium payment of $10,000 and would be subject to a 7% surrender charge of $122.50 ($1,750 x .07). This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

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APPENDIX E- SPECIAL FUNDS AND EXCLUDED FUNDS EXAMPLES

Example #1: The following tables are intended to demonstrate the impact on your 7% Solution Minimum Guaranteed Death Benefit Element (7% MGDB) of allocating your Contract Value between Covered Funds and Special Funds, assuming a $1,000 of Contract Value.

7% MGDB if 100% allocated to Covered Funds and 0% allocated to Special Funds
End of Year	Covered Funds	Special Funds	7% MGDB
0	1,000	0	1,000
1	1,070	0	1,070
2	1,145	0	1,145
3	1,225	0	1,225
4	1,311	0	1,311
5	1,403	0	1,403
6	1,501	0	1,501
7	1,606	0	1,606
8	1,718	0	1,718
9	1,838	0	1,838
10	1,967	0	1,967

7% MGDB if 50% allocated to Covered Funds and 50% allocated to Special Funds
End of Year	Covered Funds	Special Funds	7% MGDB
0	500	500	1,000
1	535	500	1,035
2	572	500	1,072
3	613	500	1,113
4	655	500	1,155
5	701	500	1,201
6	750	500	1,250
7	803	500	1,303
8	859	500	1,359
9	919	500	1,419
10	984	500	1,484

7% MGDB if 0% allocated to Covered Funds and 100% allocated to Special Funds
End of Year	Covered Funds	Special Funds	7% MGDB
0	0	1,000	1,000
1	0	1,000	1,000
2	0	1,000	1,000
3	0	1,000	1,000
4	0	1,000	1,000
5	0	1,000	1,000
6	0	1,000	1,000
7	0	1,000	1,000
8	0	1,000	1,000
9	0	1,000	1,000
10	0	1,000	1,000

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7% MGDB if allocation transferred to Special Funds at the beginning of year 6
End of Year	Covered Funds	Special Funds	7% MGDB
0	1,000	—	1,000
1	1,070	—	1,070
2	1,145	—	1,145
3	1,225	—	1,225
4	1,311	—	1,311
5	1,403	—	1,403
6	—	1,403	1,403
7	—	1,403	1,403
8	—	1,403	1,403
9	—	1,403	1,403
10	—	1,403	1,403

7% MGDB if allocation transferred to Covered Funds at the beginning of year 6
End of Year	Covered Funds	Special Funds	7% MGDB
0	—	1,000	1,000
1	—	1,000	1,000
2	—	1,000	1,000
3	—	1,000	1,000
4	—	1,000	1,000
5	—	1,000	1,000
6	1,070	—	1,070
7	1,145	—	1,145
8	1,225	—	1,225
9	1,311	—	1,311
10	1,403	—	1,403

Example #2: The following tables are intended to demonstrate the impact on your 7% Solution MGDB of allocating your Contract Value between Covered Funds and Excluded Funds (assuming an initial $1,000 allocation and market fluctuations thereafter).

7% MGDB if 50% allocated to Covered Funds and 50% allocated to Excluded Funds
End of Year	Covered Funds		Excluded Funds		Totals		Death Benefit
	7% MGDB	Contract Value	7% MGDB	Contract Value	7% MGDB	Contract Value
0	500	500	500	500	1,000	1,000	1,000
1	535	510	535	510	1,045	1,020	1,045
2	572	490	572	490	1,062	980	1,062
3	613	520	613	520	1,133	1,040	1,133
4	655	550	655	550	1,205	1,100	1,205
5	701	450	701	450	1,151	900	1,151
6	750	525	750	525	1,275	1,050	1,275
7	803	600	803	600	1,403	1,200	1,403
8	859	750	859	750	1,609	1,500	1,609
9	919	500	919	500	1,419	1,000	1,419
10	984	300	984	300	1,284	600	1,284

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7% MGDB if 100% is allocated to Covered Funds and 0% allocated to Excluded Funds				7% MGDB if 0% is allocated to Covered Funds and 100% allocated to Excluded Funds
End of Year	7% MGDB	Contract Value	Death Benefit	End of Year	7% MGDB	Contract Value	Death Benefit
0	1,000	1,000	1,000	0	1,000	1,000	1,000
1	1,070	1,020	1,070	1	1,070	1,020	1,020
2	1,145	980	1,145	2	1,145	980	980
3	1,225	1,040	1,225	3	1,225	1,040	1,040
4	1,311	1,100	1,311	4	1,311	1,100	1,100
5	1,403	900	1,403	5	1,403	900	900
6	1,501	1,050	1,501	6	1,501	1,050	1,050
7	1,606	1,200	1,606	7	1,606	1,200	1,200
8	1,718	1,500	1,718	8	1,718	1,500	1,500
9	1,838	1,000	1,838	9	1,838	1,000	1,000
10	1,967	600	1,967	10	1,967	600	600
	Important Note:

Values shown are hypothetical illustrative values and not a projection.  “7% MGDB” for amounts allocated to Excluded Funds is not payable as a benefit.  The Death Benefit for amounts allocated to Excluded Funds equals Contract Value.

7% MGDB if allocation transferred from Covered Funds to Excluded Funds at the beginning of year 6
End of Year	Covered Funds		Excluded Funds		Totals		Death Benefit
	7% MGDB	Contract Value	7% MGDB	Contract Value	7% MGDB	Contract Value
0	1,000	1,000	—	—	1,000	1,000	1,000
1	1,070	1,020	—	—	1,070	1,020	1,070
2	1,145	980	—	—	1,145	980	1,145
3	1,225	1,040	—	—	1,225	1,040	1,225
4	1,311	1,100	—	—	1,311	1,100	1,311
5	1,403	900	—	—	1,403	900	1,403
6	—	—	1,501	1,050	1,050	1,050	1,050
7	—	—	1,606	1,200	1,200	1,200	1,200
8	—	—	1,718	1,500	1,500	1,500	1,500
9	—	—	1,838	1,000	1,000	1,000	1,000
10	—	—	1,967	600	600	600	600

Important Note:

7% MGDB transferred to Excluded Funds equals the 7% MGDB in Covered Funds (or proportional portion thereof for partial transfer).  Transfers from Special Funds to Excluded Funds work the same as Covered to Excluded (except 7% MGDB in Special Funds does not accumulate).

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7% MGDB if allocation transferred from Excluded Funds to Covered Funds at the beginning of year 6
End of Year	Covered Funds		Excluded Funds		Totals		Death Benefit
	7% MGDB	Contract Value	7% MGDB	Contract Value	7% MGDB	Contract Value
0	—	—	1,000	1,000	1,000	1,000	1,000
1	—	—	1,070	1,020	1,020	1,020	1,020
2	—	—	1,145	980	980	980	980
3	—	—	1,225	1,040	1,040	1,040	1,040
4	—	—	1,311	1,100	1,100	1,100	1,100
5	—	—	1,403	900	900	900	900
6	963	1,050	—	—	963	1,050	1,050
7	1,030	1,200	—	—	1,030	1,200	1,200
8	1,103	1,500	—	—	1,103	1,500	1,500
9	1,180	1,000	—	—	1,180	1,000	1,180
10	1,262	600	—	—	1,262	600	1,262
	Important Note:

7% MGDB transferred to Covered Funds is the lesser of 7% MGDB in Excluded Funds (or portion thereof for partial transfer) and Contract Value transferred to Covered Funds.  Transfers from Excluded Funds to Special Funds work the same as transfers from Excluded Funds to Covered Funds (except 7% MGDB in Special Funds does not accumulate).

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APPENDIX F - EXAMPLES OF WITHDRAWAL ADJUSTMENTS FOR 7% SOLUTION MINIMUM GUARANTEED DEATH BENEFIT

FOR CONTRACTS OTHER THAN MAY 2002 CONTRACTS

EXAMPLE #1: THE CONTRACT VALUE IS LOWER THAN THE DEATH BENEFIT

Assume the following:
•	A premium payment of $100,000 (including Premium Credits);
•	At the time of the withdrawal a Contract Value of $87,000 and a 7% Solution MGDB of $127,000;
•	A $27,000 withdrawal is taken; and
•	The withdrawal is a combination of a special withdrawal and a pro rata withdrawal.

CALCULATE THE EFFECT OF THE WITHDRAWAL

1.	The special withdrawal is $7,000 (7% of $100,000).
MGDB after special withdrawal = $120,000 ($127,000 - $7,000)
Contract Value after special withdrawal = $80,000 ($87,000 - $7,000)
The pro rata withdrawal is $20,000 ($27,000 - $7,000).
2.	Pro rata withdrawal adjustment to MGDB = $30,000 ($120,000 * ($20,000 / $80,000))
MGDB after pro rata withdrawal = $90,000 ($120,000 - $30,000)
Contract Value after pro rata withdrawal = $60,000 ($80,000 - $20,000)

EXAMPLE #2: THE CONTRACT VALUE IS GREATER THAN THE DEATH BENEFIT

Assume the following:
•	A premium payment of $100,000 (including Premium Credits);
•	At the time of the withdrawal a Contract Value of $167,000 and a 7% Solution MGDB of $127,000;
•	A $27,000 withdrawal is taken; and
•	The withdrawal is a combination of a special withdrawal and a pro rata withdrawal.

CALCULATE THE EFFECT OF THE WITHDRAWAL

1.	The special withdrawal is $7,000 (7% of $100,000).
MGDB after special withdrawal = $120,000 ($127,000 - $7,000)
Contract Value after special withdrawal = $160,000 ($167,000 - $7,000)
The pro rata withdrawal is $20,000 ($27,000 - $7,000).
2.	Pro rata withdrawal adjustment to MGDB = $15,000 ($120,000 * ($20,000 / $160,000))
MGDB after pro rata withdrawal = $105,000 ($120,000 - $15,000)
Contract Value after pro rata withdrawal = $140,000 ($160,000 - $20,000)

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EXAMPLE #3: THE CONTRACT VALUE IS EQUAL TO THE DEATH BENEFIT

Assume the following:
•	A premium payment of $100,000 (including Premium Credits);
•	At the time of the withdrawal a Contract Value of $127,000 and a 7% Solution MGDB of $127,000;
•	A $27,000 withdrawal is taken; and
•	The withdrawal is a combination of a special withdrawal and a pro rata withdrawal.

CALCULATE THE EFFECT OF THE WITHDRAWAL

1.	The special withdrawal is $7,000 (7% of $100,000).
MGDB after special withdrawal = $120,000 ($127,000 - $7,000)
Contract Value after special withdrawal = $120,000 ($127,000 - $7,000)
The pro rata withdrawal is $20,000 ($27,000 - $7,000).
2.	Pro rata withdrawal adjustment to MGDB = $20,000 ($120,000 * ($20,000 / $120,000))
MGDB after pro rata withdrawal = $100,000 ($120,000 - $20,000)
Contract Value after pro rata withdrawal = $100,000 ($120,000 - $20,000)

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APPENDIX G – DEATH BENEFITS FOR PRE-2000 OR YR-2000 CONTRACTS

Your death benefits and Base Contract Charge depend on the category of Contract that you own and on the death benefit that you chose.  This APPENDIX G discusses the following two categories of Contracts:
•
Pre-2000 Contracts - Contracts purchased before February 1, 2000, and Contracts purchased on or after February 1, 2000, which offer three death benefit options (as available in the state of issue at the time of purchase).

•
Yr-2000 Contracts - Contracts purchased on or after February 1, 2000, which offer four death benefit options, including the Max 7 Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit to age 80 (as available in the state of issue at the time of purchase).

The purpose of this Appendix is to describe the death benefits and the charges applicable to Pre-2000 Contracts and Yr-2000 Contracts.  OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A FULL DESCRIPTION OF YOUR DEATH BENEFIT OPTIONS AND OTHER CONTRACT FEATURES.  CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS.

Death Benefits

Standard Death Benefit.  If you die before the Annuity Start Date, your beneficiary will receive the greatest of:

For Pre--2000 Contracts:
•	The Contract Value minus any Premium Credits added within 1 year prior to death;
•	The total premium payments made under the Contract after subtracting any withdrawals; or
•	The Cash Surrender Value.

For Yr-2000 Contracts:
•	The Contract Value minus any Premium Credits added within 1 year prior to death;
•	The total premium payments made under the Contract reduced by a pro rata adjustment for any withdrawal;
•	The Cash Surrender Value; or
•	The total premium payments plus Premium Credits reduced by a pro rata adjustment for any withdrawals, minus any Premium Credits added within 1 year prior to death.

7% Solution Enhanced Death Benefit.  If you die before the Annuity Start Date, your beneficiary will receive the greatest of:
•	The Contract Value minus any Premium Credits added within 1 year prior to death;
•	The total premium payments made under the Contract reduced by a pro rata adjustment for any withdrawals*;
•	The Cash Surrender Value; or
•	The enhanced death benefit minus any Premium Credits added within 1 year of death, which we determine as follows:

For Pre--2000 Contracts:
We credit interest each business day at the 7% annual effective rate to the enhanced death benefit from the preceding day (which would be the initial premium and the Premium Credit added if the preceding day is the Contract Date), then we add additional premiums paid and Premium Credits added since the preceding day, then we subtract any withdrawals (including any market value adjustment applied to such withdrawal) since the preceding day, and then we subtract any associated surrender charges. The maximum enhanced death benefit is 2 times all premium payments and Premium Credits added, less an amount to reflect withdrawals.

Note: The actual interest rate used for calculating the death benefit for the Voya Government Liquid Assets Portfolio and the Voya Limited Maturity Bond Portfolio will be the lesser of the 7% annual effective rate or the net rate of return for such funds during the applicable period. The interest rate used for calculating the death benefit for your investment in the Fixed Interest Options will be the lesser of the 7% annual effective rate or the interest credited to such investment during the applicable period. Thus, selecting these investments may limit the enhanced death benefit.

* For contracts in Pre-2000, total premium payments made under the Contract after subtracting any withdrawals.

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For Yr-2000 Contracts:
We credit interest each business day at the 7% annual effective rate to the enhanced death benefit from the preceding day (which would be the initial premium and the Premium Credit added if the preceding day is the Contract Date), then we add additional premiums paid and Premium Credits added since the preceding day, then we adjust for any withdrawals (including any market value adjustment applied to such withdrawal and any associated surrender charges) since the preceding day. Special withdrawals are withdrawals of up to 7% per year of cumulative premiums and Premium Credits. Special withdrawals shall reduce the 7% Solution Enhanced Death Benefit by the amount of Contract Value withdrawn. For any withdrawals in excess of the amount available as a special withdrawal, a pro rata adjustment to the death benefit is made. The maximum enhanced death benefit is 3 times all premium payments and Premium Credits added, adjusted to reflect withdrawals. Each accumulated initial or additional premium payment and Premium Credit will continue to grow at the 7% annual effective rate until the maximum enhanced death is reached or the Contract owner attains age 80, if earlier.

Note:  For current Special Funds: Certain Funds and the Fixed Interest Options are designated as "Special Funds" for purposes of calculating the 7% Solution Enhanced Death Benefit. In addition to the Fixed Interest Options, the Funds designated currently as Special Funds are the Voya Government Liquid Assets Portfolio and the Voya Limited Maturity Bond Portfolio. The actual interest rate used for calculating the 7% Solution Enhanced Death Benefit for Special Funds will be the lesser of:
•	7%; and
•
The interest rate, positive or negative, providing a yield on the enhanced death benefit for Special Funds equal to the net return for the current valuation period on the Contract Value allocated to Special Funds.

We may, with 30 days notice to you, designate any investment portfolio as a Special Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Thus, selecting these investment portfolios and/or the Fixed Interest Options may limit or reduce the enhanced death benefit.

Annual Ratchet Enhanced Death Benefit.  If you die before the Annuity Start Date, your beneficiary will receive the greatest of:
•	The Contract Value minus any Premium Credits added within 1 year prior to death;
•	The total premium payments made under the Contract reduced by a pro rata adjustment for any withdrawal*;
•	The Cash Surrender Value; or
•	The enhanced death benefit minus any Premium Credits added within 1 year prior to death, which is determined as follows:
o
On each Contract anniversary that occurs on or before the Contract owner turns age 80, we compare the prior enhanced death benefit to the Contract Value and select the larger amount as the new enhanced death benefit;

o
On all other days, on a daily basis we first take the enhanced death benefit from the preceding day (which would be the initial premium paid and Premium Credit added if the preceding day is the Contract Date), then we add additional premiums paid and Premium Credits added since the preceding day, and then we adjust for any withdrawals on a pro-rata basis* (including any market value adjustment applied to such withdrawal and any associated surrender charges) since the preceding day. That amount becomes the new enhanced death benefit.

*    For Pre-2000 Contracts, withdrawals are subtracted on a dollar for dollar, not pro-rata, basis.

Max 7 Enhanced Death Benefit.  If you die before the Annuity Start Date, your beneficiary will receive the greater of the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit. Under this benefit option, the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit. This death benefit was not available under Pre-2000 Contracts.

Note: In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. All enhanced death benefits may not have been available in every state or under all contracts.

Death Benefit for Excluded Funds (both Pre-2000 and Yr. 2000 Contracts)

We have designated certain funds as "Excluded Funds." Excluded Funds include certain Funds that, due to their volatility, will be excluded from the death benefit guarantees that might otherwise be provided.  We may add new Funds as Excluded Funds. We may also reclassify an existing Fund as an Excluded Fund or remove such classification upon 30 days notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such Fund after the effective date of the reclassification. Investment in Excluded Funds will impact your death benefit.

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For the period of time, and to the extent, that you allocate premiums, Premium Credits, or Contract Value to Excluded Funds, your death benefit attributable to that allocation will equal the Contract Value of that allocation. Any guarantee of death benefit in excess of Contract Value otherwise provided with regard to allocations to Non-Excluded Funds, does not apply to allocations to Excluded Funds. The death benefit provided under the Contract may be reduced to the extent that you allocate premiums, Premium Credits, or Contract Value to Excluded Funds.

Transfers from Excluded Funds to Non-Excluded funds will reduce all death benefit components for Excluded Funds on a pro rata basis. Except with respect to any maximum guaranteed death benefit, the resulting increase in the Non-Excluded Funds death benefit component will equal the lesser of the reduction in the death benefit for Excluded Funds and the Contract Value transferred. With respect to the maximum guaranteed death benefit, where applicable, the resulting increase in the Non-Excluded Funds maximum guaranteed death benefit will equal the reduction in the maximum guaranteed death benefit for Excluded Funds.

Transfers from Non-Excluded Funds to Excluded Funds will reduce the Non-Excluded Funds death benefit components on a pro-rata basis. The resulting increase in the death benefit components of Excluded Funds will equal the reduction in the Non-Excluded Funds death benefit components.

Annual Contract Expenses

Pre-2000 Contracts:
Administrative Expense[8]	$40
Base Contract Expenses	1.40% of the average Contract Value in each Subaccount
Optional Benefit Expenses:[9]
• Annual Ratchet Enhanced Death Benefit	0.15% of the average Contract Value in each Subaccount.
• 7% Solution Enhanced Death Benefit	0.30% of the average Contract Value in each Subaccount.
• Max 7 Enhanced Death Benefit	Not Available

Yr-2000 Contracts:
Administrative Expense[8]	$40
Base Contract Expenses	1.45% of the average Contract Value in each Subaccount
Optional Benefit Expenses:[9]
• Annual Ratchet Enhanced Death Benefit	0.15% of the average Contract Value in each Subaccount.
• 7% Solution Enhanced Death Benefit	0.35% of the average Contract Value in each Subaccount.
• Max 7 Enhanced Death Benefit	0.45% of the average Contract Value in each Subaccount

8
We deduct this charge on each Contract anniversary and on surrender.  We waive this charge if the total of your premium payments is $100,000 or more, or if your Contract Value at the end of a Contract Year is $100,000 or more.

9
Optional rider charges are expressed as a percentage, rounded to the nearest hundredth of one percent.  The basis for an optional rider charge is sometimes a charge base, benefit base or Contract Value, as applicable.  Optional rider charges are deducted from the Contract Value in your Subaccount allocations (and/or your Fixed Interest Option allocations if there is insufficient Contract Value in the Subaccounts).

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APPENDIX H – DEATH BENEFITS FOR YR-2001 AND MAY-2001 CONTRACTS

Your death benefits and Base Contract Charge depend on the category of Contract that you own and on the death benefit that you chose.  This APPENDIX H discusses the following two categories of Contracts:
•
Yr-2001 Contracts    Contracts purchased on or after January 2, 2001, which offer four death benefit options, including the Annual Ratchet Enhanced Death Benefit to age 90, and under which the determination of benefits when there are allocations to Special Funds is based on the better of the original Yr-2001 benefit calculation and the Special Funds "Floor" (as available in the state of issue at the time of purchase);

•
May-2001 Contracts   Contracts purchased on or after May 1, 2001, which offer four death benefit options, including the Annual Ratchet Enhanced Death Benefit to age 90, offer an earnings multiplier benefit option, and under which the determination of benefits when there are allocations to Special Funds is based on the better of the original May-2001 benefit calculation and the Special Funds "Floor" (as available in the state of issue at the time of purchase);

The purpose of this Appendix is to describe the death benefits and the charges applicable to Yr-2001 Contracts and May-2001 Contracts.  OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A FULL DESCRIPTION OF YOUR DEATH BENEFIT OPTIONS AND OTHER CONTRACT FEATURES.  CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS.  As used in this Appendix G, "Non-Special Funds" has the same meaning as "Covered Funds" in the prospectus.

Base Death Benefit.   We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:
•	The Contract Value minus any Premium Credits added within 1 year prior to death; and
•	The Cash Surrender Value.

Standard Death Benefit.  If you die before the Annuity Start Date, your beneficiary will receive the greatest of the Base Death Benefit, the Floor and the sum of:
•	The Contract Value allocated to Special Funds; and
•	The Standard Minimum Guaranteed Death Benefit for amount allocated to Non-Special Funds.

The Standard Minimum Guaranteed Death Benefit equals:
•	The initial premium payment and Premium Credits allocated to Special and Non-Special Funds, respectively;
•	Increased by premium payments and Premium Credits and adjusted for transfers, allocated to Special and Non-Special Funds, respectively, after issue; and
•	Reduced by a pro rata adjustment for any withdrawal or transfer taken from the Special and Non-Special Funds, respectively.

In the event of transfers from Special to Non-Special funds, the increase in the Minimum Guaranteed Death Benefit of the Non-Special Fund will equal the lesser of the reduction in the Minimum Guaranteed Death Benefit in the Special Fund and the Contract Value transferred. In the event of transfers from Non-Special to Special Funds, the increase in the Minimum Guaranteed Death Benefit of the Special Fund will equal the reduction in the Minimum Guaranteed Death Benefit in the Non-Special Fund.

THE FLOOR FOR THE DEATH BENEFIT is the total premium payments and Premium Credits made under the Contract reduced by a pro-rata adjustment for any withdrawal.

ENHANCED DEATH BENEFIT OPTIONS. Under the Enhanced Death Benefit options, if you die before the Annuity Start Date, your beneficiary will receive the greater of the Standard Death Benefit and the Enhanced Death Benefit option elected. For purposes of calculating the Enhanced Death Benefits, certain Funds, and the Fixed Interest Options are designated as "Special Funds." In addition to the Fixed Interest Options, the Funds designated currently as Special Funds are the Voya Government Liquid Asset Portfolio and the Voya Limited Maturity Bond Portfolio.

We may, with 30 days notice to you, designate any investment portfolio as a Special Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Selecting a Special Fund may limit or reduce the enhanced death benefit.

H-1

For the period during which a portion of the Contract Value is allocated to a Special Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the Contract Value. The reduced mortality and expense risk charge will be applicable only during that period.

7% Solution Enhanced Death Benefit.  If you die before the Annuity Start Date, your beneficiary will receive the greatest of:
•	The Standard Death Benefit;
•	The Floor; and
•	The sum of the Contract Value allocated to Special Funds and the 7% Solution Minimum Guaranteed Death Benefit for Non-Special Funds.

The 7% Solution Minimum Guaranteed Death Benefit for Special and Non-Special Funds equals the lesser of:
•
Premiums and Premium Credits, adjusted for withdrawals and transfers, accumulated at 7% until the earlier of attainment of age 80 or  reaching the Cap (equal to 3 times all premium payments, as reduced by adjustments for withdrawals) and thereafter at 0%, subject to a Floor as described below, and

•	The Cap.

Withdrawals of up to 7% per year of cumulative premiums and credits are referred to as special withdrawals. Special withdrawals reduce the 7% Solution Minimum Guaranteed Death Benefit by the amount of Contract Value withdrawn. For any other withdrawals (withdrawals in excess of the amount available as a special withdrawal), a pro rata adjustment to the 7% Solution Minimum Guaranteed Death Benefit is made. The amount of the pro rata adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where:
(a)	Is the 7% Solution Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal;
(b)	Is the Contract Value of the withdrawal; and
(c)	Is the Contract Value allocated to Non-Special Funds before the withdrawal.

The amount of the pro rata adjustment for withdrawals from Special Funds will equal (a) times (b) divided by (c): where:
times (b) divided by (c): where:
(a)	Is the 7% Solution Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal;
(b)	Is the Contract Value of the withdrawal; and
(c)	Is the Contract Value allocated to Special Funds before the withdrawal.

Transfers from Special to Non-Special Funds will reduce the 7% Solution Minimum Guaranteed Death Benefit and the Cap for Special Funds on a pro rata basis. The resulting increase in the 7% Solution Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the 7% Solution Minimum Guaranteed Death Benefit in the Special Funds and the Contract Value transferred. The increase in the Cap for Non-Special Funds will equal the reduction in the Cap for Special Funds.

Transfers from Non-Special to Special Funds will reduce the 7% Solution Minimum Guaranteed Death Benefit and the Cap in the Non-Special Funds on a pro rata basis. The resulting increase in the 7% Solution Minimum Guaranteed Death Benefit and the Cap for the Special Funds will equal the reduction in the 7% Solution Minimum Guaranteed Death Benefit and the Cap for the Non-Special Funds.

The Floor for the 7% Solution Enhanced Death Benefit.  The Floor is determined by the same calculations described above for the 7% Solution Minimum Guaranteed Death Benefit except that if you transfer Contract Value to a Special Fund, the minimum Floor will not be reduced by the transfer.  Instead, a portion of the Floor (equal to the percentage of Contract Value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the Contract Value is transferred back to the Non-Special Funds.  Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the Floor at the 7% annual effective rate as described above, subject to the age limit and the Cap described above.  Similarly, for Contract Value allocated directly to Special Funds, that portion of the Floor will be the Contract Value allocated, and will not accumulate while invested in Special Funds. Withdrawals will reduce the Floor as described for the minimum guaranteed death benefit above. Your death benefit will be the greater of the Floor and the death benefit determined as described above.

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Annual Ratchet Enhanced Death Benefit.  If you die before the Annuity Start Date, your beneficiary will receive the greatest of:
•	The Standard Death Benefit;
•	The Floor; and
•	The sum of the Contract Value allocated to Special Funds and the Annual Ratchet Minimum Guaranteed Death Benefit allocated to Non-Special Funds.

The Annual Ratchet Minimum Guaranteed Death Benefit equals:
•	The initial premium and Premium Credit allocated at issue to Special and Non-Special Funds, respectively;
•	Increased dollar for dollar by any premium and Premium Credit allocated after issue to Special and Non-Special funds, respectively;
•
For Non-Special Funds, adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds from the prior anniversary (adjusted for new premiums, Premium Credits, partial withdrawals allocated to Non-Special Funds, and transfers between Special and Non-Special Funds) and the current Contract Value allocated to Non-Special Funds;

•
For  Special  Funds,  adjusted on each  anniversary  that occurs on or prior to  attainment  of age 90 to the  greater of the Annual  Ratchet Minimum  Guaranteed  Death  Benefit for  Special  Funds from the prior anniversary (adjusted for new premiums, Premium Credits,  partial withdrawals allocated  to  Special  Funds,  and  transfers between  Special  and Non-Special  and  Non-Special  Funds) and the current  Contract Value allocated to Special Funds.

Withdrawals reduce the Annual Ratchet Minimum Guaranteed Death Benefit on a pro rata basis, based on the amount withdrawn from the Special and Non-Special Funds, respectively.  The amount of the pro rata adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where:
(a)	Is the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal;
(b)	Is the Contract Value of the withdrawal; and
(c)	Is the Contract Value allocated to Non-Special Funds before withdrawal.

The amount of the pro rata adjustment for Special Funds will equal (a) times (b) divided by (c): where:
(a)	Is the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal;
(b)	Is the Contract Value of the withdrawal; and
(c)	Is the Contract Value allocated to Special Funds before the withdrawal.

Transfers from Special to Non-Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds on a pro rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit in the Special Funds and the Contract Value transferred.

Transfers from Non-Special to Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds on a pro rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit for the Special Funds will equal the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit for the Non-Special Funds.

The Floor for the Annual Ratchet Enhanced Death Benefit is determined as described above for the Annual Ratchet Minimum Guaranteed Death Benefit, except that all investments will be treated as Non-Special Funds.

Max 7 Enhanced Death Benefit.  If you die before the Annuity Start Date, your beneficiary will receive the greater of:
•	The 7% Solution Enhanced Death Benefit and
•	The Annual Ratchet Enhanced Death Benefit.

Under this death benefit option, the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit.

Note: In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.

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Death Benefit for Excluded Funds.

We will be designating certain Funds as "Excluded Funds."  Excluded Funds will include certain Funds that, due to their volatility, will be excluded from the death benefit guarantees that might otherwise be provided.  We may add new Funds as Excluded Funds. We may also reclassify an existing Fund as an Excluded Fund or remove such classification upon 30 days notice to you.  Such reclassification will apply only to amounts transferred or otherwise added to such Fund after the effective date of the reclassification. Investment in Excluded Funds will impact your death benefit.

For the period of time, and to the extent, that you allocate premium, Premium Credits, or Contract Value to Excluded Funds, your death benefit attributable to that allocation will equal the Contract Value of that allocation. Any guarantee of death benefit in excess of Contract Value otherwise provided with regard to allocations to Non-Excluded Funds, does not apply to allocations to Excluded Funds. The death benefit provided under the Contract may be reduced to the extent that you allocate premium or Contract Value to Excluded Funds.

Transfers from Excluded Funds to Non-Excluded funds will reduce all death benefit components for Excluded Funds on a pro rata basis. Except with respect to any maximum guaranteed death benefit, the resulting increase in the Non-Excluded Funds death benefit component will equal the lesser of the reduction in the death benefit for Excluded Funds and the Contract Value transferred. With respect to the maximum guaranteed death benefit, where applicable, the resulting increase in the Non-Excluded Funds maximum guaranteed death benefit will equal the reduction in the maximum guaranteed death benefit for Excluded Funds.

Transfers from Non-Excluded Funds to Excluded Funds will reduce the Non-Excluded Funds death benefit components on a pro-rata basis. The resulting increase in the death benefit components of Excluded Funds will equal the reduction in the Non-Excluded Funds death benefit components.

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APPENDIX I – OPTIONAL RIDER BENEFITS FOR PRE-2000 AND YR-2000 CONTRACTS

The following is a description of the optional rider benefits for Pre-2000 and Yr-2000 Contract owners who elected an optional rider benefit.

We may be designating certain Funds as "Excluded Funds." We may add new Funds as Excluded Funds. We may also reclassify an existing Fund as an Excluded Fund or remove such classification upon 30 days notice to you.  Such reclassification will apply only to amounts transferred or otherwise added to such Fund after the effective date of the reclassification.  Investment in Excluded Funds will impact the benefits under any optional rider that you have elected.  IF YOU NEVER INVEST IN EXCLUDED FUNDS, YOUR RIDER BENEFITS WILL BE UNAFFECTED. OTHER THAN AS SPECIFIED BELOW.  PLEASE SEE THE PROSPECTUS FOR A COMPLETE DESCRIPTION OF YOUR OPTIONAL RIDER BENEFITS.  CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS.

OPTIONAL RIDER BENEFITS

For the period of time, and to the extent, that you allocate premium or Contract Value to Excluded Funds, any guarantee of an optional rider benefit does not apply to those amounts. The optional rider benefit provided under the Contract may be reduced to the extent that you allocate premium or Contract Value to Excluded Funds.

For each rider benefit component contained in your rider, a corresponding component will be created for allocations to Excluded Funds.  Transfers from Excluded Funds to Non-Excluded funds will reduce all rider benefit components for Excluded Funds on a pro rata basis.  Except with respect to any maximum guaranteed rider benefit, the resulting increase in the Non-Excluded Funds rider benefit component will equal the lesser of the reduction in the rider benefit component for Excluded Funds and the Contract Value transferred.  With respect to the maximum guaranteed benefit, where applicable, the resulting increase in the Non-Excluded Funds maximum guaranteed benefit will equal the reduction in the maximum guaranteed benefit for Excluded Funds.

Transfers from Non-Excluded Funds to Excluded Funds will reduce the Non-Excluded Funds rider benefit component on a pro rata basis. The resulting increase in the rider benefit components of Excluded Funds will equal the reduction in the Non-Excluded Funds benefit.

Adjustments for transfers involving both Excluded Funds and Special Funds will be calculated separately from adjustments for transfers involving Excluded Funds and Non-Special Funds, where applicable.

MINIMUM GUARANTEED ACCUMULATION BENEFIT ("MGAB") RIDER. We calculate your MGAB as follows:

1.  We first determine your MGAB Base.  The MGAB Base is only a calculation used to determine the MGAB. The MGAB Base does not represent a Contract Value, nor does it guarantee performance of the subaccounts  in which you are invested. It is also not used in determining the amount of your annuity income, Cash Surrender Value and death  benefits.

If you purchased the MGAB rider on the Contract Date and elected the ten-year option, your MGAB Base is equal to your initial premium and Premium Credit, plus any additional premium and Premium Credits added to your Contract during the 2-year period after your rider effective date, reduced pro rata for any withdrawals and reduced for any transfers made within the last 3 years prior to the MGAB Benefit Date; or

If you purchased the MGAB rider on the Contract Date and elected the twenty-year option, except for the Special Funds, which require special calculations, your MGAB Base is equal to your initial premium and Premium Credit, plus any additional premiums and Premium Credits added to your Contract during the 2-year period after your Contract Date, accumulated at the MGAB Base Rate, reduced pro rata for any withdrawals and reduced for any transfers made within the last 3 years prior to the MGAB Benefit Date.  The MGAB Base Rate for allocations other than allocations to the Special Funds is the annual effective rate of 3.5265%.  Accumulation of eligible additional premiums starts on the date the premium was received.

ONLY PREMIUMS AND PREMIUM CREDITS ADDED TO YOUR CONTRACT DURING THE 2-YEAR PERIOD AFTER YOUR RIDER DATE ARE INCLUDED IN THE MGAB BASE.  ANY ADDITIONAL PREMIUM PAYMENTS AND PREMIUM CREDITS ADDED TO YOUR CONTRACT AFTER THE SECOND RIDER ANNIVERSARY ARE NOT INCLUDED IN THE MGAB BASE. Thus, the MGAB rider may not be appropriate for you if you    plan to add substantial premium payments after your second rider anniversary.

I-1

If you purchased the MGAB rider after the Contract Date, your MGAB Base is equal to your Contract Value on the rider effective date, plus premiums and Premium Credits added during the 2-year period after your  rider effective date. Withdrawals taken while the MGAB rider is in effect,  as well as transfers made within 3 years prior to the MGAB  Benefit Date, will reduce the value of your MGAB Base pro rata.  This means that the MGAB Base (and the MGAB Charge Base) will be reduced by the same percent as the percent of Contract Value that  was withdrawn (or transferred). We will look to your contract value immediately before the withdrawal or transfer when we  determine this percent.

For any Special Fund under the twenty-year option, if the actual  interest credited to and/or the investment earnings of the  Contract Value allocated to the Special Fund over the calculation  period is less than the amount calculated under the formula  above, that lesser amount becomes the increase in your MGAB Base  for the Special Fund for that period.  THE MGAB BASE RATE FOR EACH SPECIAL FUND MAY BE POSITIVE OR NEGATIVE. Thus, investing in the Special Funds may limit the MGAB benefit.

If you purchased the MGAB rider with the 20 year option rider after the Contract Date, any  payment of premiums after the rider effective date, and/or investments in  the Special Funds, may prevent the MGAB Base from doubling over  the waiting period.

2.  We then subtract your Contract Value on the MGAB Benefit Date from your MGAB Base.  The Contract Value that we subtract includes both the Contract Value in the subaccounts in which you are invested and the Contract Value in your Fixed Interest Options, if any.

3.  Any Positive Difference is your MGAB. If there is a MGAB, we will automatically credit it on the MGAB Benefit Date to the subaccounts in which you are invested pro rata based on the proportion of your Contract Value in the subaccounts on that date, unless you have previously given us other allocation instructions. If you do not have an investment in any subaccount on the MGAB Benefit Date, we will allocate the MGAB to the Voya Government Liquid Asset Portfolio subaccount on your behalf.  After the crediting of the MGAB, the amount of your annuity income, Cash Surrender Value and death benefits will reflect the crediting of the MGAB to your Contract Value to the extent the Contract Value is used to determine such value.

MINIMUM GUARANTEED INCOME BENEFIT ("MGIB") RIDER. On the MGIB Benefit Date, we  calculate your MGIB annuity income as follows:

1.  We first determine your MGIB Base. The MGIB Base is only a calculation  used to determine the MGIB.  The MGIB Base does not represent a  Contract Value, nor does it guarantee performance of the subaccounts  in which you are invested.  It is also not used in determining the  amount of your Cash Surrender Value and death benefits.  Any reset of  Contract Value under  provisions of the Contract or other riders will not increase the MGIB  Base or MGIB Base Maximum.

If you purchased the MGIB rider on the Contract Date, except for the Special Funds which require special calculations, the MGIB Base is equal to your initial premium and Premium Credit, plus any additional premiums and Premium Credits added to your Contract during the 5-year period after your Contract Date, accumulated at the MGIB Base Rate (7% for all portfolios except the Special Funds), reduced pro rata by all withdrawals taken while the MGIB rider is in effect. Premiums and Premium Credits paid less than 5 years prior to the earliest MGIB Benefit Date are excluded from the MGIB Base.

If you purchased the MGIB rider after the Contract Date, except for the Special Funds which require special calculations, your MGIB Base is equal to your Contract Value on the rider effective date plus any eligible premiums and Premium Credits added to your Contract during the 5-year period after your rider effective date, accumulated at the MGIB Base Rate (7% for all portfolios except the Special Funds), reduced pro rata by all withdrawals taken while the MGIB rider is in effect.  Eligible additional premium payments and Premium Credits are those added more than 5 years before the earliest MGIB Benefit Date and are included in the MGIB Base. Premiums and Premium Credits paid after the 5th rider anniversary are excluded from the MGIB Base.

For any Special Fund, if the actual earnings and/or the interest credited to the Contract Value allocated to the Special Fund over the calculation period is less than the amount determined under the formula above, that lesser amount becomes the change in your MGIB Base for the Special Fund. THE MGIB BASE RATE FOR EACH SPECIAL FUND MAY BE POSITIVE OR NEGATIVE. Thus, investing in the Special Funds may limit the MGIB benefit.

Of course, regardless of when purchased or how you invest, withdrawals will reduce the value of your MGIB Base pro rata to the percentage of the Contract Value withdrawn.

I-2

We offer a 7% MGIB Base Rate, except for the Special Funds. The Company may at its discretion discontinue offering this rate. The MGIB Base Rate is an annual effective rate. The MGIB Base is subject to the MGIB Base Maximum.

The MGIB Base Maximum is the amount calculated above until the earlier of: (i) the date the oldest Contract owner reaches age 80, or (ii) the date the MGIB Base reaches two times the MGIB Eligible Premiums and Premium Credits, adjusted for any withdrawals. MGIB Eligible Premiums is the total of premiums paid more than 5 years before the earliest MGIB Benefit Date.

2.  Then, we determine the MBIG Annuity Income by multiplying your MGIB Base (adjusted for any Marker Value Adjustment, surrender charge and premium taxes) by the income factor. And then divide by $1,000.

Two MGIB Income Options are available under the MGIB Rider:
•	Income for Life (Single Life or Joint with 100% Survivor) and 10-30 Year Certain; and
•	Income for a 20-30 Year Period Certain.

We reserve the right to offer other income plans in connection with the MGIB rider on the MGIB Benefit Date.

On the MGIB Benefit Date, we would apply the MGIB Base using the Table of Income Factors specified in the MGIB rider for the Income Option you selected.  The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

Then we compare the MGIB annuity income under the rider guarantee for the option selected with the annuity income under your Contract guarantee for the same option. The greater amount of income will be available to you on the MGIB Benefit Date.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB) RIDER. The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments under the MGWB rider.  It does not represent a Contract Value, nor does it guarantee performance of the subaccounts in which you are invested.  It will not affect your annuitization, surrender and death benefits.  The MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any withdrawals.  Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal.  Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in both the MGWB Withdrawal Account and the Eligible Payment Amount by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal. The MGWB Withdrawal Account is also reduced by the amount of any periodic payments paid under the MGWB rider once your Contract Value is zero.

Guaranteed Withdrawal Status. You may continue to make withdrawals in any amount permitted under your Contract so long as your Contract Value is greater than zero.  See "Withdrawals."  However, making any withdrawals in any year greater than 7% per year of the Eligible Payment Amount will reduce the Eligible Payment Amount for future withdrawals and payments under the MGWB rider by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal. The MGWB rider will remain in force and you may continue to make withdrawals each year so long as:
•	Your Contract Value is greater than zero;
•	Your MGWB Withdrawal Account is greater than zero;
•	Your latest allowable Annuity Start Date has not been reached;
•	You have not elected to annuitize your Contract; and
•	You have not died (unless your spouse has elected to continue the contract), changed the ownership of the Contract or surrendered the Contract.

The standard Contract provision limiting withdrawals to no more than 90% of the Cash Surrender Value is not applicable under the MGWB rider.

Withdrawal Adjustments. We will reduce the MGWB Withdrawal Account by the dollar amount of any withdrawal taken up to 7% per year of the Eligible Payment Amount.  Any withdrawal taken in excess of 7% per year of the Eligible Payment Amount will reduce both the MGWB Withdrawal Account and the Eligible Payment Amount pro rata in proportion to the percentage of Contract Value withdrawn.  If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

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Automatic Periodic Benefit Status.  Under the MGWB rider, in the event your Contract Value is reduced to zero your Contract is given what we refer to as Automatic Periodic Benefit Status, if:
•	Your MGWB Withdrawal Account is greater than zero;
•	Your latest allowable Annuity Start Date has not been reached;
•	You have not elected to annuitize your Contract; and
•	You have not died, changed the ownership of the Contract or surrendered the Contract.

Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next contract anniversary, equal to the lesser of the remaining MGWB Withdrawal Account or 7% annually of your Eligible Payment Amount until the earliest of:
•	Your Contract's latest Annuity Start Date;
•	The death of the owner; or
•	Until your MGWB Withdrawal Account is exhausted.

We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract and the Contract will not provide any benefits except those provided by the MGWB rider.  Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of:
•	Payment of all MGWB periodic payments;
•	Payment of the Commuted Value (defined below); or
•	The owner's death has occurred.

On the contract's latest Annuity Start Date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining.  We may, at our option, extend your Annuity Start Date in order to continue the MGWB periodic payments.  The Commuted Value is the present value of any then remaining MGWB periodic payments at the current interest rate plus 0.50%.  The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury Strips as quoted by a national quoting service for period(s) applicable to the remaining payments.  Once the last MGWB periodic payment is made or we pay you the Commuted Value, your Contract and the MGWB rider terminate.

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APPENDIX J- OPTIONAL RIDER BENEFITS FOR YR-2001 AND MAY-2001 CONTRACTS

The following is a description of the optional rider benefits for Yr-2001 and May-2001 Contract owners who elected an optional rider benefit.

We may be designating certain Funds as "Excluded Funds".  We may add new Funds as Excluded Funds.  We may also reclassify an existing Fund as an Excluded Fund or remove such classification upon 30 days notice to you.  Such reclassification will apply only to amounts transferred or otherwise added to such Fund after the effective date of the reclassification.  Investment in Excluded Funds will impact the benefit under any optional rider that you have elected.  If you never invest in Excluded Funds, your rider benefits will be unaffected.  Other than as specified below, please see the prospectus for a complete description of your optional rider benefits. Capitalized terms have the same meaning as described in the prospectus.

MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB) RIDER.  The MGAB rider is an optional benefit which provides you with an MGAB benefit intended to guarantee a minimum Contract Value at the end of a specified waiting period.  The MGAB is a one-time adjustment to your Contract Value in the event your Contract Value on the MGAB Benefit Date is less than a specified amount.  The MGAB rider may offer you protection in the event your Contract loses value during the MGAB waiting period.  For discussion of the charges we deduct under the MGAB rider, see "Optional Rider Charges."

The MGAB rider offers a ten-year option and a twenty-year option, of which you may purchase only one.  The ten-year option has a waiting period of ten years and, other than for allocations to Special Funds, guarantees that your Contract Value at the end of ten years will at least equal your initial premium payment and Premium Credit, reduced pro-rata for withdrawals.  Transfers made within 3 years prior to the MGAB Benefit Date will also reduce the benefit pro-rata.  The twenty-year option has a waiting period of twenty years and, other than allocations to Special Funds, guarantees that your Contract Value at the end of twenty years will at least equal two times your initial premium payment, reduced pro-rata for withdrawals and reduced for transfers made within 3 years prior to the MGAB Benefit Date.  If you add the 20 year option rider after the Contract Date, any payment of premiums after the rider effective date, and/or investments in the Special Funds, may prevent the MGAB Base from doubling over the waiting period.  On the MGAB Benefit Date, which is the next business day after the applicable waiting period, we calculate your Minimum Guaranteed Accumulation Benefit.

Calculating the MGAB. We calculate your MGAB as follows:

1.  We first determine your MGAB Base. The MGAB Base is only a calculation used to determine the MGAB.  It does not represent a Contract Value, nor does it guarantee performance of the subaccounts in which you are  invested.  It is also not used in determining the amount of your  annuity income, Cash Surrender Value, and death benefits.

The MGAB Base is tracked separately for Special and Non-Special Funds, based on the initial allocation of premium (or Contract Value), subsequently allocated eligible premiums, withdrawals, and transfers.  Contract value is used as the initial value if the rider is added after the Contract Date.  The aggregate MGAB Base is used to determine the MGAB on the MGAB Benefit Date.  The aggregate MGAB Base equals the sum of:
•	The lesser of the MGAB Base allocated to Special Funds and the Contract Value in the Special Funds; and
•	The MGAB Base for Non-Special Funds.

Thus, investing in Special Funds may limit the MGAB Benefit.  However, the MGAB Base is also subject to a “Floor,” which may partially offset the effects of investing in Special Funds.

If you purchased the MGAB rider on the Contract Date and elected the ten-year option, your MGAB Base for Special and Non-Special Funds is equal to your initial premium and Premium Credits plus any additional premium and Premium Credits added to your Contract during the 2-year period after your rider effective date, reduced pro-rata for any withdrawals and any transfers made within 3 years prior to the MGAB Benefit Date; or

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If you purchased the MGAB rider on the Contract Date and elected the twenty-year option your MGAB Base for Special and Non-Special Funds is equal to your initial premium and Premium Credits, plus any additional premium and Premium Credits added to your Contract during the 2-year period after your Contract Date, accumulated at the MGAB Rate reduced pro-rata for any withdrawals, and reduced for any transfers made within 3 years prior to the MGAB Benefit Date.  The MGAB Rate is the annual effective rate of 3.5265%.  Accumulation of eligible additional premiums starts on the date the premium was received.

If you purchased the MGAB rider after the Contract Date, your MGAB Base is  equal to your Contract Value on the rider effective date, plus premiums added during  the 2-year period after your rider effective date, accumulated at the MGAB Rate (if applicable, as described above) and adjusted pro-rata for withdrawals and  transfers as described below.

Only premiums and Premium Credits added to your Contract during the 2-year period after your rider effective date are included in the MGAB Base.  Any additional premium payments and Premium Credits you added to your contract after the second rider anniversary are not included in the MGAB Base. Thus, the MGAB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary.

Withdrawals taken while the MGAB rider is in effect, as well as transfers made within 3 years prior to the MGAB Benefit Date, will reduce the value of your MGAB Base pro rata. This means that the MGAB Base (and the MGAB Charge Base) will be reduced by the same percent as the percent of Contract Value that was withdrawn (or transferred). We will look to your Contract Value immediately before the withdrawal or transfer when we determine this percent.

Net transfers from Special Funds to Non-Special Funds will reduce the MGAB Base and MGAB Charge Base allocated to Special Funds on a pro rata basis. If the transfer is made more than 3 years before the Benefit Date, there will be a corresponding increase in the MGAB Base for Non-Special Funds equal to the lesser of the reduction in the MGAB Base for Special Funds and the net Contract Value transferred.

Net transfers from Non-Special Funds to Special Funds will reduce the MGAB Base and MGAB Charge Base allocated to Non-Special Funds on a pro rata basis. If the transfer is made more than 3 years before the Benefit Date, there will be a corresponding increase in the MGAB Base for Special Funds equal to the reduction in the MGAB Base for Non-Special Funds.

2.  Then we determine the Floor.  The Floor will be calculated in the same manner as the MGAB Base described above, except that
•	For the ten-year option all investments will be treated as Non-Special Funds: and
•
for the twenty-year option, if you transfer Contract Value to a Special Fund more than 3 years before the Benefit Date, the Floor will not be reduced by the transfer.  Instead, a portion of the Floor (equal to the percentage of Contract Value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the Contract Value is transferred back to the Non-Special Funds.  Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the Floor at the MGAB Rate described above.  Similarly, for Contract Value allocated directly to Special Funds, that portion of the Floor will be the Contract Value allocated, and will not accumulate while invested in Special Funds. Withdrawals and other transfers will reduce the Floor as described for the MGAB Base above.

3.  We then subtract your Contract Value on the MGAB Benefit Date from the Greater of the Floor and your aggregate MGAB Base. Contract Value that we subtract includes both the Contract Value in the subaccounts in which you are invested and the Contract Value in your Fixed Interest Allocations, if any.

4.  Any Positive Difference is your MGAB. If there is a MGAB, we will automatically credit it to the subaccounts in which you are invested pro-rata based on the proportions of your then Contract Value in the subaccounts on that date, unless you have previously given us other allocation instructions.  If you do not have an investment in any subaccount on the MGAB Benefit Date, we will allocate the MGAB to the Voya Government Liquid Asset Portfolio subaccount on your behalf. After the crediting of the MGAB, the amount of your annuity income, Cash Surrender Value and death benefits will reflect the crediting of the MGAB to your Contract Value to the extent the Contract Value is used to determine such value.

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The MGAB Benefit Date.  If you purchased the MGAB rider on the Contract Date or added the MGAB rider within 30 days following the Contract Date, the MGAB Benefit Date is your 10th contract anniversary for the ten-year option or 20th contract anniversary for the twenty-year option.  If you added the MGAB rider during the 30-day period preceding your first contract anniversary after the date of this prospectus, your MGAB Benefit Date will be the first contract anniversary occurring after 10 years (for the ten-year option) or 20 years (for the twenty-year option) after the rider effective date.  The MGAB rider is not available if the MGAB Benefit Date would fall beyond the latest Annuity Start Date.

Cancellation. If you elected the twenty-year option, you have a one-time right to cancel the MGAB rider on your first contract anniversary that is at least 10 years after the rider effective date.  If you purchased the MGAB rider during the 30-day period following the Contract Date, your one-time right to cancel the rider occurs on the tenth anniversary of your Contract Date.  To cancel, you need to send written notice to our Customer Service Center at least 30 days before such anniversary date.  If the MGAB rider is terminated before the MGAB Benefit Date, you will not be credited with the MGAB and we assess the pro-rata portion of the MGAB rider changes for the current quarter.

Notification. Any crediting of the MGAB will be reported in your first quarterly statement following the MGAB Benefit Date.

MINIMUM GUARANTEED INCOME BENEFIT (MGIB) RIDER.  The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Benefit Date, regardless of fluctuating market conditions. The amount of the Minimum Guaranteed Income Benefit will depend on the amount of premiums you pay and Premium Credits added during the five contract years after you purchase the rider, the amount of Contract Value you allocate or transfer to the Special Funds, the MGIB Rate, the adjustment for Special Fund transfers, and any withdrawals you take while the rider is in effect. Thus, investing in Special Funds may limit the MGIB benefit.  However, the MGIB Benefit Base is also subject to a "Floor" which may partially offset the effects of investing in Special Funds. For a discussion of the charges we deduct under the MGIB rider, see "Optional Rider Charges."  Ordinarily, the amount of income that will be available to you on the Annuity Start Date is based on your Contract Value, the annuity option you selected and the guaranteed or the income factors in effect on the date you annuitize.  If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Benefit Date is the greatest of:
•
Your annuity income based on your Contract Value adjusted for any Market Value Adjustment (see the Fixed Account prospectus) on the MGIB Benefit Date applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

•
Your annuity income based on your Contract Value adjusted for any Market Value Adjustment on the MGIB Benefit Date applied to the then current income factors in effect for the annuity option you selected; and

•
The MGIB annuity income based on the greater of the Floor and your MGIB Benefit Base on the MGIB Benefit Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected.  Prior to applying the MGIB income factors, we will adjust both the Floor and the MGIB Benefit Base for any premium tax recovery and Market Value Adjustment   that would otherwise apply at annuitization.

Prior to your latest Annuity Start Date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Benefit Date.  We require a 10-year waiting period before you can annuitize the MGIB rider benefit.  The MGIB must be exercised in the 30-day period prior to the end of the waiting period or any subsequent contract anniversary.  At your request, the Company may in its discretion extend the latest contract Annuity Start Date without extending the MGIB Benefit Date.

Determining the MGIB Annuity Income.  On the MGIB Benefit Date, we calculate your MGIB annuity income as follows:

1.  We first determine your MGIB Benefit Base. The MGIB Benefit Base is only a calculation used to determine the MGIB.  The MGIB Benefit Base does not represent a Contract Value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your Cash Surrender Value and death  benefits.  Any reset of Contract Value under provisions of the Contract or other riders will not increase the MGIB Base or MGIB Base Maximum.

The MGIB Base is tracked separately for Special and Non-Special Funds, based on initial allocation of eligible premium (or Contract Value) and subsequently allocated eligible premiums, withdrawals, and transfers.  Contract value is used as the initial value if the rider is added after the Contract Date. The MGIB Benefit Base equals the sum of the Contract Value of Special Funds and the MGIB Base for Non-Special Funds.

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The MGIB Base is equal to the lesser of:
•
Your initial premium (or Contract Value on the rider effective date if you purchased the MGIB rider after the Contract Date), plus any eligible additional premiums and Premium Credits added to your Contract reduced pro-rata by all withdrawals taken while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and reaching the MGIB Base Maximum, and at 0% thereafter; and

•	The MGIB Base Maximum, which equals 200% of allocated eligible premiums, adjusted for withdrawals and transfers.

Eligible additional premium payments are those added more than 5 years before the earliest MGIB Benefit Date and are included in the MGIB Base. Premiums paid after that are excluded from the MGIB Base.

Net transfers from Special Funds to Non-Special Funds will reduce the MGIB Base and MGIB Base Maximum allocated to Special Funds on a pro rata basis.  The resulting increase in the MGIB Base for Non-Special Funds will equal the lesser of the reduction in the MGIB Base for Special Funds and the net Contract Value transferred.  The increase in the MGIB Base Maximum for Non-Special Funds equals the reduction in the MGIB Base Maximum for Special Funds.

Net transfers from Non-Special Funds to Special Funds will reduce the MGIB Base and MGIB Base Maximum allocated to Non-Special Funds on a pro rata basis.  The resulting increase in the MGIB Base and the MGIB Base Maximum for Special Funds equals the reduction in the MGIB Base and MGIB Base Maximum for Non-Special Funds.  Transfers to one or more Special Funds could reduce the MGIB Benefit.

The MGIB Rate is currently 7%.  The Company may at its discretion discontinue offering this rate.  The MGIB Rate is an annual effective rate.

2.  We then determine the Floor.  The Floor will be calculated in the same manner as the MGIB Base described above, except if you transfer Contract Value to a Special Fund, the Floor will not be reduced by the transfer. Instead, a portion of the Floor (equal to the percentage of Contract Value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the Contract Value is transferred back to the Non-Special Funds.  Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the Floor at the MGIB Rate described above, subject to the age limit and the Maximum described above.  Similarly, for Contract Value allocated directly to Special Funds, that portion of the Floor will be the Contract Value allocated, and will not accumulate while invested in Special Funds.  Withdrawals will reduce the Floor as described for the MGIB Base above.

3.  Then we determine the MGIB annuity income by multiplying the greater of the minimum Floor and your MGIB Benefit Base (adjusted for any Market Value Adjustment and premium taxes) by the applicable income factor, and then dividing by $1,000.

Two MGIB Income Options are available under the MGIB Rider:
•	Income for Life (Single Life or Joint with 100% Survivor) and 10-30 Year Certain; and
•	Income for a 20-30 Year Period Certain.

We reserve the right to offer other income plans in connection with the MGIB rider on the MGIB Benefit Date.

On the MGIB Benefit Date, we would apply the greater of the Floor and the MGIB Benefit Base under the Table of Income Factors specified in the MGIB rider for the Income Option you selected. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

Then we compare the MGIB annuity income under the rider guarantee for the option selected with the annuity income under your Contract for the same option.  The greater amount of income will be available to you on the MGIB Benefit Date.

The MGIB Benefit Date.  If you purchased the MGIB rider on the Contract Date or added the MGIB rider within 30 days following the Contract Date, the MGIB Benefit Date is the contract anniversary next following or is incident with exercise of your option to annuitize after a ten-year waiting period from the Contract Date.  If you added the MGIB rider at any other time, your MGIB Benefit Date is the contract anniversary at least 10 years after the rider effective date when you decide to exercise your right to annuitize under the MGIB rider.

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No Change of Annuitant. Once the MGIB rider is purchased, the Annuitant may not be changed unless an Annuitant who is not a Contract owner dies prior to annuitization, a new Annuitant may be named in accordance with the provisions of your Contract.  The MGIB Base is unaffected and continues to accumulate.

Notification. On or about 30 days prior to the MGIB Benefit Date, we will provide you with notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise.  The actual amount of the MGIB annuity benefit will be determined as of the MGIB Benefit Date.  THE MGIB RIDER DOES NOT RESTRICT OR LIMIT YOUR RIGHT TO ANNUITIZE THE CONTRACT AT ANY TIME PERMITTED UNDER THE CONTRACT.  THE MGIB RIDER DOES NOT RESTRICT YOUR RIGHT TO ANNUITIZE THE CONTRACT USING CONTRACT VALUES THAT MAY BE HIGHER THAN THE MGIB ANNUITY BENEFIT.

THE BENEFITS ASSOCIATED WITH THE MGIB RIDER ARE AVAILABLE ONLY IF YOU ANNUITIZE YOUR CONTRACT UNDER THE RIDER AND IN ACCORDANCE WITH THE PROVISIONS SET FORTH ABOVE.  ANNUITIZING USING THE MGIB MAY RESULT IN THE MORE FAVORABLE STREAM OF INCOME PAYMENTS UNDER YOUR CONTRACT.  BECAUSE THE MGIB RIDER IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY BE LESS THAN THE LEVEL THAT MIGHT BE PROVIDED BY THE APPLICATION OF YOUR CONTRACT VALUE TO THE CONTRACT'S APPLICABLE ANNUITY FACTORS.  YOU SHOULD CONSIDER ALL OF YOUR OPTIONS AT THE TIME YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB) RIDER. The MGWB rider is an optional benefit which guarantees that if your Contract Value is reduced to zero, you will receive periodic payments equal to all premium payments paid during the first two contract years (Eligible Payment Amount) adjusted for any prior withdrawals.  To maintain this guarantee, withdrawals in any contract year may not exceed 7% of your adjusted Eligible Payment Amount.  If your Contract Value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year.  Payments continue until your MGWB Withdrawal Account is reduced to zero.  For a discussion of the charges we deduct under the MGWB rider, see "Optional Rider Charges." Your original Eligible Payment Amount depends on when you purchase the MGWB rider and is:
•	Your premium payments received during the first two contract years if you purchased the MGWB rider on the Contract Date; or
•
Your Contract Value on the rider effective date, including any premiums and Premium Credits received that day, and any subsequent premium payments and Premium Credits received during the two-year period commencing on the rider effective date, if your purchased the MGWB rider after the Contract Date.

The MGWB Withdrawal Amount.  The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments.  It does not represent a Contract Value, nor does it guarantee performance of the subaccounts in which you are invested.  It will not affect your annuitization, surrender and death benefits.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount, tracked separately for Special and Non-Special Funds, adjusted for any withdrawals and transfers between Special and Non-Special Funds. The MGWB Withdrawal Amount equals the sum of:
•	The MGWB Withdrawal Account allocated to Non-Special Funds; and
•	The lesser of:
	o	The MGWB Withdrawal Account allocated to Special Funds; and
	o	The Contract Value in the Special Funds. However, the MGWB Withdrawal Account is also subject to a "Floor" which may partially offset the effects of investing in Special Funds.

Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal for Non-Special Funds and pro rata for Special Funds, based on the source of the withdrawal.  Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in the MGWB Withdrawal Account of the Special and Non-Special Funds by the proportion that the withdrawal bears to the Contract Value of the Special and Non-Special Funds, respectively, at the time of the withdrawal.  If a single withdrawal involves both Special and Non-Special Funds and causes the 7% to be exceeded, the withdrawal will be treated as taken first from Non-Special Funds.  Any withdrawals greater than 7% per year of the Eligible Payment Amount will also cause a reduction in the Eligible Payment Amount by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal.  The MGWB Withdrawal Account is also reduced by the amount of any periodic payments paid under the MGWB rider once your Contract Value is zero.  If the MGWB Withdrawal Account is greater than the Floor and a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

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Net transfers from Special Funds to Non-Special Funds will reduce the MGWB Withdrawal Account allocated to Special Funds on a pro rata basis.  The resulting increase in the MGWB Withdrawal Account allocated to Non-Special Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Special Funds and the net Contract Value transferred.

Net transfers from Non-Special Funds to Special Funds will reduce the MGWB Withdrawal Account allocated to Non-Special Funds on a pro rata basis.  The resulting increase in the MGWB Withdrawal Account allocated to Special Funds equals the reduction in the MGWB Withdrawal Account for Non-Special Funds.

The Floor.  The Floor for your MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any withdrawals.  Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the Floor by the dollar amount of the withdrawal.  Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in the Floor for the MGWB Withdrawal Account and the Eligible Payment Amount by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal.  The Floor is also reduced by the amount of any periodic payments paid under the MGWB rider once your Contract Value is zero.

If the Floor is greater than the MGWB Withdrawal Account and a withdrawal reduces the Floor to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Guaranteed Withdrawal Status.  You may continue to make withdrawals in any amount permitted under your Contract so long as your Contract Value is greater than zero.  See "Withdrawals."  Making any withdrawals in any year greater than 7% per year of the Eligible Payment Amount will reduce the Eligible Payment Amount for future withdrawals and payments under the MGWB rider by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal.  The MGWB rider, will remain in force, and you may continue to make withdrawals so long as:
•	Your Contract Value is greater than zero;
•	Your MGWB Withdrawal Account or the Floor is greater than zero;
•	Your latest allowable Annuity Start Date has not been reached;
•	You have not elected to annuitize your Contract; and
•	You have not died (unless your spouse has elected to continue the contract), changed the ownership of the Contract or surrendered the Contract.

The standard Contract provision limiting withdrawals to no more than 90% of the Cash Surrender Value is not applicable under the MGWB rider.

Automatic Periodic Benefit Status.  Under the MGWB rider, in the event your Contract Value is reduced to zero your Contract is given what we refer to as Automatic Periodic Benefit Status if the following conditions exist:
•	Your MGWB Withdrawal Account or the Floor is greater than zero;
•	Your latest allowable Annuity Start Date has not been reached;
•	You have not elected to annuitize your Contract; and
•	You have not died, changed the ownership of the Contract, or surrendered the Contract.

Once your Contract is given Automatic Periodic Benefit Status, the greater of the Floor and the MGWB Withdrawal Account will be treated as the MGWB Withdrawal Account to determine any rider benefits. We will pay you the annual MGWB periodic payments, beginning on the next contract anniversary equal to the lesser of the remaining MGWB Withdrawal Account or 7% annually of your Eligible Payment Amount until the earliest of:
•	Your contract's latest Annuity Start Date;
•	The death of the owner; or
•	Until your MGWB Withdrawal Account is exhausted.

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We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status (that is, your Contract Value is zero), we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of:
•	Payment of all MGWB periodic payments;
•	Payment of the Commuted Value (defined below); or
•	The owner's death has occurred.

On the Contract's latest Annuity Start Date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining.  We may, at our option, extend your Annuity Start Date in order to continue the MGWB periodic payments.  The Commuted Value is the present value of any then remaining MGWB periodic payments at the current interest rate plus 0.50%.  The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury Strips as quoted by a national quoting service for period(s) applicable to the remaining payments.  Once the last MGWB periodic payment is made or we pay you the Commuted Value, your Contract and the MGWB rider terminate.

DEATH BENEFIT DURING AUTOMATIC PERIODIC BENEFIT STATUS.  If you have never withdrawn more than 7% per year of the Eligible Payment Amount and you elected the 7% Solution Enhanced Death Benefit in your Contract (or you elected the Max 7 Enhanced Death Benefit resulting in the 7% Solution Enhanced Death Benefit as the actual benefit), the death benefit otherwise payable under the terms of your Contract will remain in force during any Automatic Periodic Benefit Status.  In determining the amount of the death benefit during the Automatic Periodic Benefit Status, we deem your Contract Value to be zero and treat the MGWB periodic payments as withdrawals.  In all other cases, the death benefit payable during Automatic Periodic Benefit Status is the greater of the Floor and your MGWB Withdrawal Account, which equals the sum of the remaining MGWB periodic payments.  If you elected the Max 7 Enhanced Death Benefit, then the 7% Solution and the Annual Ratchet components shall each be calculated as if each were the elected death benefit option.

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STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”) that includes the financial statements and the related notes to financial statements for the Company and for Separate Account B and additional information about the Company, Separate Account B and the Contracts has been filed with the SEC.  It is available without charge on request.  To obtain a copy of the SAI or inquire about your Contract, write to Customer Service at P.  O.  Box 9271, Des Moines, Iowa 50306-9271 or call 1-800-366-0066.  The SAI is included in this prospectus by reference.

Reports and other information about the Contract, the Company and the Separate Account are also available on the SEC’s website at http://www.sec.gov, and that copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.  When looking for information regarding the Contracts offered through this prospectus on the SEC’s website, you may find it useful to use the number assigned to the registration statement under the Securities Act of 1933.  This number is 333-28755.

GoldenSelect Fleet Premium Plus®, Contract I.D. C00002976	April 30, 2021

PART B
INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

GOLDENSELECT PREMIUM PLUS®
GOLDENSELECT FLEET PREMIUM PLUS

Deferred Combination Variable and Fixed Annuity Contracts

issued by
SEPARATE ACCOUNT B
of
VENERABLE INSURANCE AND ANNUITY COMPANY

This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the Prospectuses for the group and individual deferred combination variable and fixed annuity contracts (each a “Contract” or collectively the “Contracts”) issued by Venerable Insurance and Annuity Company (the “Company,” “we,” “us” and “our”) through Separate Account B (the “Separate Account”), which are included herein by reference. The Prospectuses sets forth information that a prospective investor ought to know before investing.  For a copy of a Prospectus, send a written request to Venerable Insurance and Annuity Company, Customer Service, P.O. Box 9271 Des Moines, Iowa  50306-9271 or telephone 1-800-366-0066, or access the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov).

DATE OF PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

April 30, 2021

1

General Information and History

Venerable Insurance and Annuity Company.  We are an Iowa stock life insurance company, which was originally organized in 1973 under the insurance laws of Minnesota. Prior to September 1, 2019, we were known as Voya Insurance and Annuity Company. Prior to September 1, 2014, we were known as ING USA Annuity and Life Insurance Company. Prior to January 1, 2004, we were known as Golden American Life Insurance Company. On June 1, 2018 we became an indirect wholly owned subsidiary of VA Capital Company LLC, an insurance holding company organized under Delaware law (“VA Capital”).  Our direct parent company is Venerable Holdings, Inc. (“Venerable”).  Before June 1, 2018, we were an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”) The June 1, 2018, sale of the Company by Voya to VA Capital did not change the terms, features and benefits of your Contract.

Although we are a subsidiary of VA Capital and Venerable, neither VA Capital nor Venerable are responsible for the obligations under the Contract. The obligations under the Contract are solely our responsibility.

We are engaged in the business of administering insurance and annuities, and we no longer sell or issue any new insurance or annuities. Our principal office is located at 699 Walnut Street, Suite 1350, Des Moines, Iowa 50309-3942.

Separate Account B.  Separate Account B was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Separate Account B is a separate investment account used for our variable annuity Contract s. We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Separate Account B is divided into subaccounts. Each subaccount invests exclusively in shares of one fund. Each fund has its own distinct investment objectives and policies. Income, gains and losses, whether or not realized, of a fund are credited to or charged against the corresponding subaccount of Separate Account B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other Contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity Contracts supported by Separate Account B. If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. When we deduct the fees we charge for the Contract, these would constitute excess assets that we would transfer to the general account. We are obligated to pay all benefits and make all payments provided under the Contracts and will keep the Separate Account fully funded to cover such liabilities.

Services

Safekeeping of Assets.  Venerable Insurance and Annuity Company acts as its own custodian for Separate Account B.

Experts.  The financial statements of Separate Account B as of December 31, 2020, and the financial statements of the Company as of December 31, 2020 and 2019, and for each of the two years in the period ended December 31, 2020, have been audited by Ernst & Young LLP, an independent registered public accounting firm, with respect to Separate Account B, and Ernst & Young LLP, independent auditors, with respect to the Company as set forth in their reports thereon appearing elsewhere herein.  Such financial statements have been included herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The primary business address of Ernst & Young LLP is 2005 Market Street, Philadelphia, Pennsylvania 19103.

Distribution of Contracts.  The offering of Contracts under the prospectus associated with this Statement of Additional Information is continuous. Directed Services LLC, an affiliate of Venerable Insurance and Annuity Company, acts as the principal underwriter (as defined in the Securities Act of 1933  (the “1933 Act”) and the 1940 Act, as amended) of the variable insurance products (the “variable insurance products”) previously issued by Venerable Insurance and Annuity Company. The Contracts were distributed through registered representatives of other broker-dealers who have entered into selling agreements with Directed Services LLC. For the years ended 2020, 2019 and 2018 commissions paid by Venerable Insurance and Annuity Company, to Directed Services LLC equaled $133,508,134, $142,709,591, and $153,949,046, respectively. All commissions received by the distributor were passed through to the broker-dealers who sold the Contracts. Directed Services LLC is located at 1475 Dunwoody Drive, West Chester, PA 19380.

Under a pricing agreement, Venerable Insurance and Annuity Company receives a monthly fee from Directed Services LLC based on annual contractual rates by fund. This fee, calculated as a percentage of average assets in the variable separate accounts, was $49,679.797, $55,083,638, and $60,172,545 for the years ended 2020, 2019 and 2018, respectively.

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Performance Information

From time to time, we may advertise or include in reports to Contract Owner’s performance information for the subaccounts of Separate Account B, including the average annual total return performance, yields and other nonstandard measures of performance. Such performance data will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC.

Except for the Voya Government Liquid Assets Portfolio subaccount, quotations of yield for the subaccounts will be based on all investment income per unit (Contract Value divided by the Accumulation Unit) earned during a given 30-day period, less expenses accrued during such period. Information on standard total average annual return performance will include average annual rates of total return for one-, five- and ten-year periods, or lesser periods depending on how long Separate Account B has been investing in the portfolio. We may show other total returns for periods of less than one year. We will base total return figures on the actual historic performance of the subaccounts of Separate Account B, assuming an investment at the beginning of the period when the separate account first invested in the portfolios, and withdrawal of the investment at the end of the period, adjusted to reflect the deduction of all applicable portfolio and current Contract  charges. We may also show rates of total return on amounts invested at the beginning of the period with no withdrawal at the end of the period. Total return figures which assume no withdrawals at the end of the period will reflect all recurring charges. In addition, we may present historic performance data for the funds since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts of Separate Account B. This data is designed to show the performance that would have resulted if the Contract had been in existence before the separate account began investing in the funds.

Current yield for the Voya Government Liquid Assets Portfolio subaccount is based on income received by a hypothetical investment over a given seven-day period, less expenses accrued, and then “annualized” (i.e., assuming that the seven-day yield would be received for 52 weeks). We calculate “effective yield” for the Voya Government Liquid Assets Portfolio subaccount in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The “effective yield” will thus be slightly higher than the “yield” because of the compounding effect of earnings. We calculate quotations of yield for the remaining subaccounts on all investment income per Accumulation Unit earned during a given 30-day period, after subtracting fees and expenses accrued during the period, assuming the selection of the Max 7 Enhanced Death Benefit and the MGIB optional benefit rider. You should be aware that there is no guarantee that the Voya Government Liquid Assets Portfolio subaccount will have a positive or level return.

We may compare performance information for a subaccount to:
•	The Standard & Poor’s 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, or any other applicable market indices;
•
Other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies), or any other rating service; and

•
The Consumer Price Index (measure for inflation) to determine the real rate of return of an investment in the Contract. Our reports and promotional literature may also contain other information including the ranking of any subaccount based on rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by similar rating services.

Performance information reflects only the performance of a hypothetical Contract and should be considered in light of other factors, including the investment objective of the fund and market conditions. Please keep in mind that past performance is not a guarantee of future results.

Accumulation Unit Value

The calculation of the Accumulation Unit Value (“AUV”) is discussed in the prospectus and below. Note that in your Contract, Accumulation Unit value is referred to as the Index of Investment Experience. The following illustrations show a calculation of a new AUV and the purchase of Units (using hypothetical examples). Note that the examples below do not reflect the mortality and expense risk charge for this product and are for illustration purposes only. Complete AUV information for the AUVs calculated for this Contract is available in this SAI.

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ILLUSTRATION OF CALCULATION OF AUV EXAMPLE 1
(1)	AUV, beginning of period	$10.00
(2)	Value of securities, beginning of period	$10.00
(3)	Change in value of securities	$0.10
(4)	Gross investment return (3) divided by (2)	0.01
(5)	Less daily mortality and expense charge	0.00004280
(6)	Less asset based administrative charge	0.00000411
(7)	Net investment return (4) minus (5) minus (6)	0.009953092
(8)	Net investment factor (1.000000) plus (7)	1.009953092
(9)	AUV, end of period (1) multiplied by (8)	$10.09953092

ILLUSTRATION OF PURCHASE OF UNITS (ASSUMING NO STATE PREMIUM TAX) EXAMPLE 2
(1)	Initial premium payment	$1,000
(2)	AUV on effective date of purchase (see EXAMPLE 1)	$10.00
(3)	Number of units purchased (1) divided by (2)	100
(4)	AUV for valuation date following purchase (see EXAMPLE 1)	$10.09953092
(5)	Contract Value in account for valuation date following purchase (3) multiplied by (4)	$1,009.95

Other Information

Registration statements have been filed with the SEC under the 1933 Act, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statements, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

Financial Statements

Included in this Statement of Additional Information are the financial statements of Separate Account B and Venerable Insurance and Annuity Company, as follows:
•	Financial Statements of Separate Account B:
	o	Report of Independent Registered Public Accounting Firm
	o	Statements of Assets and Liabilities as of December 31, 2020
	o	Statements of Operations for the year ended December 31, 2020
	o	Statements of Changes in Net Assets for the years ended December 31, 2020 and 2019
	o	Notes to Financial Statements
•	Financial Statements of Venerable Insurance and Annuity Company:
	o	Report of Independent Auditors
	o	Balance Sheets – as of December 31, 2020 and 2019
	o	Statements of Operations – for the years ended December 31, 2020 and 2019
	o	Statements of Changes in Capital and Surplus – for the years ended December 31, 2020 and 2019
	o	Statements of Cash Flows – for the years ended December 31, 2020 and 2019
	o	Notes to Financial Statements

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FINANCIAL STATEMENTS
Venerable Insurance and Annuity Company
Separate Account B
Year Ended December 31, 2020
with Report of Independent Registered Public Accounting Firm

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Financial Statements
Year Ended December 31, 2020

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Contents

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Venerable Insurance and Annuity Company and Contract Owners of Venerable Insurance and Annuity Company Separate Account B

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Venerable Insurance and Annuity Company Separate Account B (the Separate Account), as of December 31, 2020, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the
U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Accounts auditor since 1988. March 31, 2021

Contents
Appendix

Subaccounts comprising Venerable Insurance and Annuity Company Separate Account B

Subaccount	Statement of Operations	Statement of Changes in Net Assets
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares
American Funds Insurance Series Blue Chip Income & Growth Fund - Class 4 American Funds Insurance Series Bond Fund - Class 4
American Funds Insurance Series Capital Income Builder Fund - Class 4 American Funds Insurance Series Global Growth Fund - Class 4 American Funds Insurance Series Growth Fund - Class 4
American Funds Insurance Series International Fund - Class 4 American Funds Insurance Series New World Fund - Class 4 BlackRock Equity Dividend V.I. Fund - Class III
BlackRock Global Allocation V.I. Fund - Class III BlackRock High Yield V.I. Fund - Class III
BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III Columbia Asset Allocation Fund, Variable Series - Class 1 Shares Columbia VP Seligman Global Technology Fund - Class 2 Columbia Small Cap Value Fund, Variable Series - Class 2 Columbia Small Company Growth Fund, Variable Series - Class 1 Columbia VP Large Cap Growth Fund - Class 1
DWS Core Equity VIP - Class B
DWS Alternative Asset Allocation VIP - Class B DWS High Income VIP - Class B
Eaton Vance VT Floating-Rate Income Fund - Initial Class Federated Hermes High Income Bond Fund II - Service Shares Federated Hermes Kaufmann Fund II - Service Shares Fidelity® VIP Strategic Income Portfolio - Service Class 2 Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2 Fidelity® VIP FundsManager 20% Portfolio - Service Class 2 Fidelity® VIP FundsManager 60% Portfolio - Service Class 2 Fidelity® VIP FundsManager 85% Portfolio - Service Class 2 Franklin Small Cap Value VIP Fund - Class 2
Franklin Strategic Income VIP Fund - Class 2 Templeton Global Bond VIP Fund - Class 2
Ivy VIP Securian Real Estate Securities - Class II Ivy VIP Asset Strategy
Ivy VIP Balanced Ivy VIP Energy
Ivy VIP High Income
Ivy VIP International Core Equity Ivy VIP Mid Cap Growth
Ivy VIP Science and Technology Ivy VIP Small Cap Core - Class II Ivy VIP Small Cap Growth
Janus Henderson Balanced Portfolio - Service Shares Janus Henderson Enterprise Portfolio - Service Shares Janus Henderson Flexible Bond Portfolio - Service Shares ClearBridge Var Aggressive Growth Portfolio II ClearBridge Variable Mid Cap Portfolio - Class II Western Asset Core Plus VIT Portfolio - Class I
MFS VIT II Income Portfolio - Service Class
MFS VIT Research Series Portfolio - Service Class
MFS VIT International Intrinsic Value Portfolio - Service Class MFS VIT Value Series - Service Class
MFS VIT III Global Real Estate Portfolio - Service Class Invesco Oppenheimer V.I. Main Street Fund - Series II
Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II Invesco Oppenheimer V.I. International Growth Fund - Series II
Invesco Oppenheimer V.I. Total Return Bond Fund - Service Shares PIMCO All Asset Portfolio - Administrative Class
PIMCO Low Duration Portfolio - Administrative Class PIMCO Real Return Portfolio - Administrative Class PIMCO Short-Term Portfolio - Administrative Class
PIMCO Total Return Portfolio - Administrative Class
	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Contents
Subaccount	Statement of Operations	Statement of Changes in Net Assets
ProFund VP Bull ProFund VP Europe 30
ProFund VP Rising Rates Opportunity Putnam VT Income Fund - Class 1B
Putnam VT International Equity Fund - Class 1B Putnam VT International Value Fund - Class 1B Putnam VT Mortgage Securities Fund - Class 1B Putnam VT Multi-Cap Core Fund - Class IB Shares Putnam VT Small Cap Value Fund - Class 1B
T. Rowe Price Blue Chip Growth Portfolio - II
T. Rowe Price Health Sciences Portfolio - II
MFS VIT Utilities Series Portfolio - Service Class Voya Balanced Portfolio - Class S
Voya Euro STOXX 50® Index Portfolio - Class A Voya FTSE 100® Index Portfolio - Class A
Voya Intermediate Bond Portfolio - Class A Voya Intermediate Bond Portfolio - Class S Voya Balanced Income Portfolio - Adviser Class Voya Balanced Income Portfolio - Service Class
Voya Balanced Income Portfolio - Service 2 Class Voya Global Perspectives® Portfolio - Class A
Voya Government Liquid Assets Portfolio - Service Class Voya Government Liquid Assets Portfolio - Service 2 Class Voya Hang Seng Index Portfolio - Class S
Voya High Yield Portfolio - Adviser Class Voya High Yield Portfolio - Service Class Voya Japan TOPIX® Index Portfolio - Class A
Voya Large Cap Growth Portfolio - Adviser Class Voya Large Cap Growth Portfolio - Institutional Class Voya Large Cap Growth Portfolio - Service Class Voya Large Cap Growth Portfolio - Service 2 Class Voya Large Cap Value Portfolio - Adviser Class Voya Large Cap Value Portfolio - Service Class
Voya Limited Maturity Bond Portfolio - Service Class Voya Retirement Conservative Portfolio - Adviser Class Voya Retirement Growth Portfolio - Adviser Class
Voya Retirement Moderate Growth Portfolio - Adviser Class Voya Retirement Moderate Portfolio - Adviser Class
Voya U.S. Stock Index Portfolio - Service Class
VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class VY® BlackRock Inflation Protected Bond Portfolio - Service Class VY® Clarion Global Real Estate Portfolio - Adviser Class
VY® Clarion Global Real Estate Portfolio - Service Class VY® Clarion Global Real Estate Portfolio - Service 2 Class VY® Clarion Real Estate Portfolio - Adviser Class
VY® Clarion Real Estate Portfolio - Service Class VY® Clarion Real Estate Portfolio - Service 2 Class
VY® Invesco Growth and Income Portfolio - Adviser Class VY® Invesco Growth and Income Portfolio - Service Class VY® Invesco Growth and Income Portfolio - Service 2 Class
VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class VY® JPMorgan Emerging Markets Equity Portfolio - Service Class VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class VY® Morgan Stanley Global Franchise Portfolio - Adviser Class VY® Morgan Stanley Global Franchise Portfolio - Service Class VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class VY® T. Rowe Price Capital Appreciation Portfolio - Service Class VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class VY® T. Rowe Price Equity Income Portfolio - Adviser Class
VY® T. Rowe Price International Stock Portfolio - Adviser Class VY® T. Rowe Price International Stock Portfolio - Service Class Voya Global Bond Portfolio - Adviser Class
Voya Global Bond Portfolio - Service Class
Voya International High Dividend Low Volatility Portfolio - Adviser Class
	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Contents
Subaccount	Statement of Operations	Statement of Changes in Net Assets
Voya International High Dividend Low Volatility Portfolio - Service Class Voya Solution 2025 Portfolio - Adviser Class
Voya Solution 2025 Portfolio - Service Class Voya Solution 2035 Portfolio - Adviser Class Voya Solution 2035 Portfolio - Service Class Voya Solution 2045 Portfolio - Adviser Class Voya Solution 2045 Portfolio - Service Class Voya Solution 2055 Portfolio - Adviser Class Voya Solution Income Portfolio - Adviser Class Voya Solution Income Portfolio - Service Class
Voya Solution Moderately Aggressive Portfolio - Service Class
VY® American Century Small-Mid Cap Value Portfolio - Adviser Class VY® American Century Small-Mid Cap Value Portfolio - Service Class VY® Baron Growth Portfolio - Adviser Class
VY® Columbia Contrarian Core Portfolio - Adviser Class VY® Columbia Small Cap Value II Portfolio - Adviser Class VY® Columbia Small Cap Value II Portfolio - Service Class VY® Invesco Equity and Income Portfolio - Adviser Class VY® Invesco Equity and Income Portfolio - Initial Class VY® Invesco Equity and Income Portfolio - Service Class VY® Invesco Equity and Income Portfolio - Service 2 Class VY® JPMorgan Mid Cap Value Portfolio - Adviser Class VY® JPMorgan Mid Cap Value Portfolio - Service Class VY® Invesco Oppenheimer Global Portfolio - Adviser Class VY® Invesco Oppenheimer Global Portfolio - Initial Class VY® Invesco Oppenheimer Global Portfolio - Service Class
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class VY® T. Rowe Price Growth Equity Portfolio - Adviser Class
Voya Strategic Allocation Conservative Portfolio - Class S Voya Strategic Allocation Growth Portfolio - Class S Voya Strategic Allocation Moderate Portfolio - Class S Voya Growth and Income Portfolio - Class A
Voya Growth and Income Portfolio - Class I Voya Growth and Income Portfolio - Class S
Voya Global High Dividend Low Volatility Portfolio - Class A Voya Global High Dividend Low Volatility Portfolio - Class S Voya Index Plus LargeCap Portfolio - Class S
Voya Index Plus MidCap Portfolio - Class S Voya Index Plus SmallCap Portfolio - Class S Voya International Index Portfolio - Class A Voya International Index Portfolio - Class S
Voya Russell™ Large Cap Growth Index Portfolio - Class S Voya Russell™ Large Cap Index Portfolio - Class A
Voya Russell™ Large Cap Index Portfolio - Class S Voya Russell™ Large Cap Value Index Portfolio - Class I
Voya Russell™ Large Cap Value Index Portfolio - Class S Voya Russell™ Mid Cap Growth Index Portfolio - Class S Voya Russell™ Mid Cap Index Portfolio - Class A
Voya Russell™ Mid Cap Index Portfolio - Class S Voya Russell™ Small Cap Index Portfolio - Class A Voya Russell™ Small Cap Index Portfolio - Class S Voya Small Company Portfolio - Class A
Voya Small Company Portfolio - Class S Voya U.S. Bond Index Portfolio - Class S
Voya MidCap Opportunities Portfolio - Class A Voya MidCap Opportunities Portfolio - Class S Voya SmallCap Opportunities Portfolio - Class A Voya SmallCap Opportunities Portfolio - Class S Wells Fargo VT Omega Growth Fund - Class 2
Wells Fargo VT Index Asset Allocation Fund - Class 2
Wells Fargo VT Small Cap Growth Fund - Class 2
	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	American Funds Insurance Series Blue Chip Income & Growth Fund - Class 4	American Funds Insurance Series Bond Fund - Class 4	American Funds Insurance Series Capital Income Builder Fund - Class 4	American Funds Insurance Series Global Growth Fund - Class 4
Assets
Investments in mutual funds at fair value	$106	$4,902	$4,235	$1,930	$2,282
Total assets	106	4,902	4,235	1,930	2,282
Net assets	$106	$4,902	$4,235	$1,930	$2,282

Net assets
Accumulation units	106	4,902	4,235	1,930	2,282
Total net assets	$106	$4,902	$4,235	$1,930	$2,282
Total number of mutual fund shares	10,331	348,683	362,260	177,892	56,404
Cost of mutual fund shares	$107	$4,719	$4,135	$1,809	$1,707

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	American Funds Insurance Series Growth Fund - Class 4	American Funds Insurance Series International Fund - Class 4	American Funds Insurance Series New World Fund - Class 4	BlackRock Equity Dividend V.I. Fund - Class III	BlackRock Global Allocation V.I. Fund - Class III
Assets
Investments in mutual funds at fair value	$10,343	$1,769	$1,398	$4,258	$573,393
Total assets	10,343	1,769	1,398	4,258	573,393
Net assets	$10,343	$1,769	$1,398	$4,258	$573,393

Net assets
Accumulation units	10,343	1,769	1,398	4,258	573,393
Total net assets	$10,343	$1,769	$1,398	$4,258	$573,393
Total number of mutual fund shares	88,222	76,103	45,055	365,502	35,199,099
Cost of mutual fund shares	$6,883	$1,518	$1,100	$4,257	$510,461

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	BlackRock High Yield V.I. Fund - Class III	BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III	Columbia VP Seligman Global Technology Fund - Class 2	Columbia Small Cap Value Fund, Variable Series - Class 2	Columbia Small Company Growth Fund, Variable Series - Class 1
Assets
Investments in mutual funds at fair value	$2,375	$215	$3,195	$55,925	$83
Total assets	2,375	215	3,195	55,925	83
Net assets	$2,375	$215	$3,195	$55,925	$83

Net assets
Accumulation units	2,375	215	3,195	55,925	83
Total net assets	$2,375	$215	$3,195	$55,925	$83
Total number of mutual fund shares	313,312	15,774	113,062	3,482,280	2,780
Cost of mutual fund shares	$2,292	$186	$2,229	$57,356	$47

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Columbia VP Large Cap Growth Fund - Class 1	DWS Core Equity VIP - Class B	DWS Alternative Asset Allocation VIP - Class B	DWS High Income VIP - Class B	Eaton Vance VT Floating- Rate Income Fund - Initial Class
Assets
Investments in mutual funds at fair value	$129	$1,326	$768	$128	$3,601
Total assets	129	1,326	768	128	3,601
Net assets	$129	$1,326	$768	$128	$3,601

Net assets
Accumulation units	129	1,326	768	128	3,601
Total net assets	$129	$1,326	$768	$128	$3,601
Total number of mutual fund shares	4,366	108,676	56,147	20,438	398,836
Cost of mutual fund shares	$72	$1,307	$724	$127	$3,676

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Federated Hermes High Income Bond Fund II - Service Shares	Federated Hermes Kaufmann Fund II - Service Shares	Fidelity® VIP Strategic Income Portfolio - Service Class 2	Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2	Fidelity® VIP FundsManager 20% Portfolio - Service Class 2
Assets
Investments in mutual funds at fair value	$343	$518	$3,646	$208	$894
Total assets	343	518	3,646	208	894
Net assets	$343	$518	$3,646	$208	$894

Net assets
Accumulation units	343	518	3,646	208	894
Total net assets	$343	$518	$3,646	$208	$894
Total number of mutual fund shares	53,807	21,884	312,146	12,038	75,400
Cost of mutual fund shares	$330	$431	$3,572	$180	$863

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Fidelity® VIP FundsManager 60% Portfolio - Service Class 2	Fidelity® VIP FundsManager 85% Portfolio - Service Class 2	Franklin Small Cap Value VIP Fund - Class 2	Franklin Strategic Income VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 2
Assets
Investments in mutual funds at fair value	$1,158	$73	$7,685	$843	$3,578
Total assets	1,158	73	7,685	843	3,578
Net assets	$1,158	$73 $	7,685	$843	$3,578

Net assets
Accumulation units	1,158	73	7,685	843	3,578
Total net assets	$1,158	$73	$7,685	$843	$3,578
Total number of mutual fund shares	102,403	5,301	529,984	81,369	258,905
Cost of mutual fund shares	$1,119	$68	$8,563	$863	$4,155

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Ivy VIP Securian Real Estate Securities - Class II	Ivy VIP Asset Strategy	Ivy VIP Balanced	Ivy VIP Energy	Ivy VIP High Income
Assets
Investments in mutual funds at fair value	$188	$378	$1,080	$1,223	$1,244
Total assets	188	378	1,080	1,223	1,244
Net assets	$188	$378	$1,080	$1,223	$1,244

Net assets
Accumulation units	188	378	1,080	1,223	1,244
Total net assets	$188	$378	$1,080	$1,223	$1,244
Total number of mutual fund shares	26,967	36,179	123,958	493,008	366,277
Cost of mutual fund shares	$190	$306	$952	$1,029	$1,286

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Ivy VIP International Core Equity	Ivy VIP Mid Cap Growth	Ivy VIP Science and Technology	Ivy VIP Small Cap Core – Class II	Ivy VIP Small Cap Growth
Assets
Investments in mutual funds at fair value	$10	$501	$1,110	$212	$1,105
Total assets	10	501	1,110	212	1,105
Net assets	$10	$501	$1,110	$212	$1,105

Net assets
Accumulation units	10	501	1,110	212	1,105
Total net assets	$10	$501	$1,110	$212	$1,105
Total number of mutual fund shares	630	28,667	30,954	15,273	91,439
Cost of mutual fund shares	$10	$314	$771	$188	$849

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Janus Henderson Balanced Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares	Janus Henderson Flexible Bond Portfolio - Service Shares	ClearBridge Var Aggressive Growth Portfolio II	ClearBridge Variable Mid Cap Portfolio - Class II
Assets
Investments in mutual funds at fair value	$4,870	$2,011	$925	$105	$135
Total assets	4,870	2,011	925	105	135
Net assets	$4,870	$2,011	$925	$105	$135

Net assets
Accumulation units	4,870	2,011	925	105	135
Total net assets	$4,870	$2,011	$925	$105	$135
Total number of mutual fund shares	105,630	22,991	66,150	3,575	5,279
Cost of mutual fund shares	$3,966	$1,614	$845	$97	$105

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Western Asset Core Plus VIT Portfolio – Class I	MFS VIT II Income Portfolio – Service Class	MFS VIT Research Series Portfolio – Service Class	MFS VIT International Intrinsic Value Portfolio – Service Class	MFS VIT Value Series – Service Class
Assets
Investments in mutual funds at fair value	$18	$534	$381	$497	$700
Total assets	18	534	381	497	700
Net assets	$18	$534	$381	$497	$700

Net assets
Accumulation units	18	534	381	497	700
Total net assets	$18	$534	$381	$497	$700
Total number of mutual fund shares	2,861	51,160	11,787	14,414	35,064
Cost of mutual fund shares	$17	$514	$339	$388	$633

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	MFS VIT III Global Real Estate Portfolio - Service Class	Invesco Oppenheimer V.I. Main Street Fund - Series II	Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II	Invesco Oppenheimer V.I. International Growth Fund - Series II
Assets
Investments in mutual funds at fair value	$623	$604	$1,520	$433	$1,231
Total assets	623	604	1,520	433	1,231
Net assets	$623	$604	$1,520	$433	$1,231

Net assets
Accumulation units	623	604	1,520	433	1,231
Total net assets	$623	$604	$1,520	$433	$1,231
Total number of mutual fund shares	35,271	20,489	56,468	4,416	405,014
Cost of mutual fund shares	$596	$609	$1,256	$325	$1,010

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Invesco Oppenheimer V.I. Total Return Bond Fund - Service Shares	PIMCO All Asset Portfolio - Administrative Class	PIMCO Low Duration Portfolio - Administrative Class	PIMCO Real Return Portfolio - Administrative Class	PIMCO Short- Term Portfolio - Administrative Class
Assets
Investments in mutual funds at fair value	$1,400	$70	$2,516	$3,871	$1,879
Total assets	1,400	70	2,516	3,871	1,879
Net assets	$1,400	$70	$2,516	$3,871	$1,879

Net assets
Accumulation units	1,400	70	2,516	3,871	1,879
Total net assets	$1,400	$70	$2,516	$3,871	$1,879
Total number of mutual fund shares	168,507	6,301	242,429	278,054	180,290
Cost of mutual fund shares	$1,378	$65	$2,474	$3,544	$1,866

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	PIMCO Total Return Portfolio - Administrative Class	ProFund VP Bull	ProFund VP Europe 30	ProFund VP Rising Rates Opportunity	Putnam VT Income Fund - Class 1B
Assets
Investments in mutual funds at fair value	$5,804	$6,562	$1,405	$1,238	$1,130
Total assets	5,804	6,562	1,405	1,238	1,130
Net assets	$5,804	$6,562	$1,405	$1,238	$1,130

Net assets
Accumulation units	5,804	6,562	1,405	1,238	1,130
Total net assets	$5,804	$6,562	$1,405	$1,238	$1,130
Total number of mutual fund shares	500,806	110,516	67,659	44,560	98,608
Cost of mutual fund shares	$5,509	$3,976	$1,439	$2,034	$1,090

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Putnam VT International Equity Fund - Class 1B	Putnam VT International Value Fund - Class 1B	Putnam VT Mortgage Securities Fund - Class 1B	Putnam VT Multi-Cap Core Fund - Class IB Shares	Putnam VT Small Cap Value Fund - Class 1B
Assets
Investments in mutual funds at fair value	$19	$10	$961	$216	$310
Total assets	19	10	961	216	310
Net assets	$19	$10	$961	$216	$310

Net assets
Accumulation units	19	10	961	216	310
Total net assets	$19	$10	$961	$216	$310
Total number of mutual fund shares	1,147	995	106,399	10,008	30,963
Cost of mutual fund shares	$16	$10	$1,011	$181	$320
The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	T. Rowe Price Blue Chip Growth Portfolio - II	T. Rowe Price Health Sciences Portfolio - II	MFS VIT Utilities Series Portfolio - Service Class	Voya Balanced Portfolio - Class S	Voya Intermediate Bond Portfolio - Class A
Assets
Investments in mutual funds at fair value	$6,399	$6,207	$1,461	$2,628	$4,069
Total assets	6,399	6,207	1,461	2,628	4,069
Net assets	$6,399	$6,207	$1,461	$2,628	$4,069

Net assets
Accumulation units	6,399	6,207	1,461	2,628	4,069
Total net assets	$6,399	$6,207	$1,461	$2,628	$4,069
Total number of mutual fund shares	131,995	107,085	42,124	160,849	308,465
Cost of mutual fund shares	$4,391	$4,775	$1,320	$2,318	$3,988

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Voya Intermediate Bond Portfolio - Class S	Voya Balanced Income Portfolio - Adviser Class	Voya Balanced Income Portfolio - Service Class	Voya Balanced Income Portfolio - Service 2 Class	Voya Global Perspectives® Portfolio - Class A
Assets
Investments in mutual funds at fair value	$2,025,972	$1,650	$251,340	$5,188	$96,451
Total assets	2,025,972	1,650	251,340	5,188	96,451
Net assets	$2,025,972	$1,650	$251,340	$5,188	$96,451

Net assets
Accumulation units	2,025,972	1,650	251,340	5,188	96,451
Total net assets	$2,025,972	$1,650	$251,340	$5,188	$96,451
Total number of mutual fund shares	153,019,055	168,867	24,521,007	507,645	7,951,409
Cost of mutual fund shares	$1,952,363	$1,789	$265,835	$5,472	$84,792

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Voya Government Liquid Assets Portfolio - Service Class	Voya Government Liquid Assets Portfolio - Service 2 Class	Voya High Yield Portfolio - Adviser Class	Voya High Yield Portfolio - Service Class	Voya Large Cap Growth Portfolio - Adviser Class
Assets
Investments in mutual funds at fair value	$336,356	$9,269	$646	$219,808	$1,609,128
Total assets	336,356	9,269	646	219,808	1,609,128
Net assets	$336,356	$9,269	$646	$219,808	$1,609,128

Net assets
Accumulation units	336,356	9,269	646	219,808	1,609,128
Total net assets	$336,356	$9,269	$646	$219,808	$1,609,128
Total number of mutual fund shares	336,355,730	9,269,278	64,816	22,069,044	78,685,967
Cost of mutual fund shares	$336,356	$9,269	$618	$217,125	$1,359,730

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Growth Portfolio - Service Class	Voya Large Cap Growth Portfolio - Service 2 Class	Voya Large Cap Value Portfolio - Adviser Class	Voya Large Cap Value Portfolio - Service Class
Assets
Investments in mutual funds at fair value	$74	$1,321,854	$14,306	$363	$581,135
Total assets	74	1,321,854	14,306	363	581,135
Net assets	$74	$1,321,854	$14,306	$363	$581,135

Net assets
Accumulation units	74	1,321,854	14,306	363	581,135
Total net assets	$74	$1,321,854	$14,306	$363	$581,135
Total number of mutual fund shares	3,229	59,812,412	654,130	32,515	51,656,487
Cost of mutual fund shares	$60	$1,088,217	$11,808	$374	$589,911

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Voya Limited Maturity Bond Portfolio - Service Class	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class
Assets
Investments in mutual funds at fair value	$16,680	$332,789	$2,386,823	$1,607,353	$866,539
Total assets	16,680	332,789	2,386,823	1,607,353	866,539
Net assets	$16,680	$332,789	$2,386,823	$1,607,353	$866,539

Net assets
Accumulation units	16,680	332,789	2,386,823	1,607,353	866,539
Total net assets	$16,680	$332,789	$2,386,823	$1,607,353	$866,539
Total number of mutual fund shares	1,617,820	33,819,975	172,958,219	125,672,626	70,795,654
Cost of mutual fund shares	$16,483	$306,160	$1,991,306	$1,455,909	$792,274

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Voya U.S. Stock Index Portfolio - Service Class	VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class	VY® Clarion Global Real Estate Portfolio - Adviser Class	VY® Clarion Global Real Estate Portfolio - Service Class
Assets
Investments in mutual funds at fair value	$223,170	$1,645	$151,903	$191	$49,104
Total assets	223,170	1,645	151,903	191	49,104
Net assets	$223,170	$1,645	$151,903	$191	$49,104

Net assets
Accumulation units	223,170	1,645	151,903	191	49,104
Total net assets	$223,170	$1,645	$151,903	$191	$49,104
Total number of mutual fund shares	11,908,771	159,972	14,330,496	18,572	4,676,578
Cost of mutual fund shares	$198,291	$1,540	$137,485	$205	$49,382

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	VY® Clarion Global Real Estate Portfolio - Service 2 Class	VY® Clarion Real Estate Portfolio - Adviser Class	VY® Clarion Real Estate Portfolio - Service Class	VY® Clarion Real Estate Portfolio - Service 2 Class	VY® Invesco Growth and Income Portfolio - Adviser Class
Assets
Investments in mutual funds at fair value	$663	$576	$93,697	$8,420	$783
Total assets	663	576	93,697	8,420	783
Net assets	$663	$576	$93,697	$8,420	$783

Net assets
Accumulation units	663	576	93,697	8,420	783
Total net assets	$663	$576	$93,697	$8,420	$783
Total number of mutual fund shares	62,507	19,788	3,035,222	274,802	37,962
Cost of mutual fund shares	$636	$652	$85,086	$7,905	$737

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	VY® Invesco Growth and Income Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service 2 Class	VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class
Assets
Investments in mutual funds at fair value	$235,456	$22,758	$1,558	$322,905	$11,304
Total assets	235,456	22,758	1,558	322,905	11,304
Net assets	$235,456	$22,758	$1,558	$322,905	$11,304

Net assets
Accumulation units	235,456	22,758	1,558	322,905	11,304
Total net assets	$235,456	$22,758	$1,558	$322,905	$11,304
Total number of mutual fund shares	11,148,505	1,089,941	60,049	11,802,097	418,683
Cost of mutual fund shares	$263,755	$25,560	$1,198	$211,968	$7,509

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class	VY® Morgan Stanley Global Franchise Portfolio - Adviser Class	VY® Morgan Stanley Global Franchise Portfolio - Service Class	VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class	VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class
Assets
Investments in mutual funds at fair value	$1,362	$2,260	$254,888	$37,478	$48,425
Total assets	1,362	2,260	254,888	37,478	48,425
Net assets	$1,362	$2,260	$254,888	$37,478	$48,425

Net assets
Accumulation units	1,362	2,260	254,888	37,478	48,425
Total net assets	$1,362	$2,260	$254,888	$37,478	$48,425
Total number of mutual fund shares	78,898	136,787	14,152,555	2,105,506	1,619,037
Cost of mutual fund shares	$1,318	$2,127	$231,233	$34,302	$42,262

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class	VY® T. Rowe Price Equity Income Portfolio - Adviser Class	VY® T. Rowe Price International Stock Portfolio - Adviser Class	VY® T. Rowe Price International Stock Portfolio - Service Class
Assets
Investments in mutual funds at fair value	$2,449,652	$52,174	$1,286	$484	$130,851
Total assets	2,449,652	52,174	1,286	484	130,851
Net assets	$2,449,652	$52,174	$1,286	$484	$130,851

Net assets
Accumulation units	2,449,652	52,174	1,286	484	130,851
Total net assets	$2,449,652	$52,174	$1,286	$484	$130,851
Total number of mutual fund shares	77,422,620	1,663,172	135,939	27,323	7,376,036
Cost of mutual fund shares	$2,087,695	$44,552	$1,550	$412	$105,017

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Voya Global Bond Portfolio - Advisor	Voya Global Bond Portfolio - Service Class	Voya International High Dividend Low Volatility Portfolio - Adviser Class	Voya International High Dividend Low Volatility Portfolio - Service Class	Voya Solution 2025 Portfolio - Adviser Class
Assets
Investments in mutual funds at fair value	$497	$3,425	$785	$256,009	$718
Total assets	497	3,425	785	256,009	718
Net assets	$497	$3,425	$785	$256,009	$718

Net assets
Accumulation units	497	3,425	785	256,009	718
Total net assets	$497	$3,425	$785	$256,009	$718
Total number of mutual fund shares	44,093	298,616	83,207	27,033,661	59,226
Cost of mutual fund shares	$475	$3,239	$910	$292,409	$678

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Voya Solution 2025 Portfolio - Service Class	Voya Solution 2035 Portfolio - Adviser Class	Voya Solution 2035 Portfolio - Service Class	Voya Solution 2045 Portfolio - Adviser Class	Voya Solution 2045 Portfolio - Service Class
Assets
Investments in mutual funds at fair value	$13,782	$112	$8,867	$88	$935
Total assets	13,782	112	8,867	88	935
Net assets	$13,782	$112	$8,867	$88	$935

Net assets
Accumulation units	13,782	112	8,867	88	935
Total net assets	$13,782	$112	$8,867	$88	$935
Total number of mutual fund shares	1,116,873	9,180	713,338	7,152	74,821
Cost of mutual fund shares	$12,715	$103	$8,208	$81	$872

The accompanying notes are an integral part of these financial statements.

Contents

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
 (Dollars in thousands)

	Voya Solution 2055 Portfolio - Adviser Class	Voya Solution Income Portfolio - Adviser Class	Voya Solution Income Portfolio - Service Class	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® American Century Small- Mid Cap Value Portfolio - Adviser Class
Assets
Investments in mutual funds at fair value	$8	$799	$12,750	$535,011	$1,234
Total assets	8	799	12,750	535,011	1,234
Net assets	$8	$799	$12,750	$535,011	$1,234
Net assets
Accumulation units	8	799	12,750	535,011	1,234
Total net assets	$8	$799	$12,750	$535,011	$1,234
Total number of mutual fund shares	516	62,353	978,529	40,778,274	109,485
Cost of mutual fund shares	$7	$708	$11,142	$482,471	$1,208

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
 (Dollars in thousands)

	VY® American Century Small-Mid Cap Value Portfolio - Service Class	VY® Baron Growth Portfolio - Adviser Class	VY® Columbia Contrarian Core Portfolio - Adviser Class	VY® Columbia Small Cap Value II Portfolio - Adviser Class	VY® Columbia Small Cap Value II Portfolio - Service Class
Assets
Investments in mutual funds at fair value	$2,155	$1,582	$1,203	$527	$64,815
Total assets	2,155	1,582	1,203	527	64,815
Net assets	$2,155	$1,582	$1,203	$527	$64,815
Net assets
Accumulation units	2,155	1,582	1,203	527	64,815
Total net assets	$2,155	$1,582	$1,203	$527	$64,815
Total number of mutual fund shares	180,364	60,877	62,566	33,675	4,000,939
Cost of mutual fund shares	$2,092	$1,413	$1,129	$570	$52,375

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
 (Dollars in thousands)

	VY® Invesco Equity and Income Portfolio - Adviser Class	VY® Invesco Equity and Income Portfolio - Initial Class	VY® Invesco Equity and Income Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Service 2 Class	VY® Invesco Oppenheimer Global Portfolio - Adviser Class
Assets
Investments in mutual funds at fair value	$1,329	$766	$379,822	$302,757	$936
Total assets	1,329	766	379,822	302,757	936
Net assets	$1,329	$766	$379,822	$302,757	$936
Net assets
Accumulation units	1,329	766	379,822	302,757	936
Total net assets	$1,329	$766	$379,822	$302,757	$936
Total number of mutual fund shares	29,696	16,809	8,395,713	6,800,469	41,844
Cost of mutual fund shares	$1,318	$735	$374,026	$296,127	$802

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
 (Dollars in thousands)

	VY® Invesco Oppenheimer Global Portfolio - Initial Class	VY® Invesco Oppenheimer Global Portfolio - Service Class	VY® JPMorgan Mid Cap Value Portfolio - Adviser Class	VY® JPMorgan Mid Cap Value Portfolio - Service Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class
Assets
Investments in mutual funds at fair value	$3,245	$136,896	$1,693	$82,572	$1,245
Total assets	3,245	136,896	1,693	82,572	1,245
Net assets	$3,245	$136,896	$1,693	$82,572	$1,245
Net assets
Accumulation units	3,245	136,896	1,693	82,572	1,245
Total net assets	$3,245	$136,896	$1,693	$82,572	$1,245
Total number of mutual fund shares	136,858	6,068,087	109,127	5,203,040	94,570
Cost of mutual fund shares	$2,362	$110,684	$1,922	$95,057	$975

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
 (Dollars in thousands)

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	VY® T. Rowe Price Growth Equity Portfolio - Adviser Class	Voya Strategic Allocation Conservative Portfolio - Class S	Voya Strategic Allocation Growth Portfolio - Class S	Voya Strategic Allocation Moderate Portfolio - Class S
Assets
Investments in mutual funds at fair value	$9,094	$4,399	$2,424	$470	$869
Total assets	9,094	4,399	2,424	470	869
Net assets	$9,094	$4,399	$2,424	$470	$869
Net assets
Accumulation units	9,094	4,399	2,424	470	869
Total net assets	$9,094	$4,399	$2,424	$470	$869
Total number of mutual fund shares	631,551	46,915	182,141	30,036	57,453
Cost of mutual fund shares	$6,779	$3,738	$2,262	$417	$775

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
 (Dollars in thousands)

	Voya Growth and Income Portfolio - Class A	Voya Growth and Income Portfolio - Class I	Voya Growth and Income Portfolio - Class S	Voya Global High Dividend Low Volatility Portfolio - Class A	Voya Global High Dividend Low Volatility Portfolio - Class S
Assets
Investments in mutual funds at fair value	$817,138	$682	$445,454	$20	$428,150
Total assets	817,138	682	445,454	20	428,150
Net assets	$817,138	$682	$445,454	$20	$428,150
Net assets
Accumulation units	817,138	682	445,454	20	428,150
Total net assets	$817,138	$682	$445,454	$20	$428,150
Total number of mutual fund shares	27,898,176	22,799	15,192,823	1,911	40,815,093
Cost of mutual fund shares	$783,182	$649	$428,760	$19	$393,829

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
 (Dollars in thousands)

	Voya Index Plus LargeCap Portfolio – Class S	Voya Index Plus MidCap Portfolio – Class S	Voya Index Plus SmallCap Portfolio – Class S	Voya International Index Portfolio – Class A	Voya International Index Portfolio - Class S
Assets
Investments in mutual funds at fair value	$117,869	$60,410	$45,273	$478,243	$17,978
Total assets	117,869	60,410	45,273	478,243	17,978
Net assets	$117,869	$60,410	$45,273	$478,243	$17,978
Net assets
Accumulation units	117,869	60,410	45,273	478,243	17,978
Total net assets	$117,869	$60,410	$45,273	$478,243	$17,978
Total number of mutual fund shares	4,046,315	2,964,157	2,144,608	44,037,103	1,632,836
Cost of mutual fund shares	$100,890	$59,111	$39,576	$417,161	$15,574

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
 (Dollars in thousands)

	Voya Russell™ Large Cap Growth Index Portfolio - Class S	Voya Russell™ Large Cap Index Portfolio - Class A	Voya Russell™ Large Cap Index Portfolio - Class S	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S
Assets
Investments in mutual funds at fair value	$654,409	$3,084	$443,697	$6	$680,566
Total assets	654,409	3,084	443,697	6	680,566
Net assets	$654,409	$3,084	$443,697	$6	$680,566
Net assets
Accumulation units	654,409	3,084	443,697	6	680,566
Total net assets	$654,409	$3,084	$443,697	$6	$680,566
Total number of mutual fund shares	11,725,654	110,483	15,639,643	241	29,233,944
Cost of mutual fund shares	$453,956	$2,425	$277,115	$5	$678,706

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
 (Dollars in thousands)

	Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Voya Russell™ Mid Cap Index Portfolio - Class A	Voya Russell™ Mid Cap Index Portfolio - Class S	Voya Russell™ Small Cap Index Portfolio - Class A	Voya Russell™ Small Cap Index Portfolio - Class S
Assets
Investments in mutual funds at fair value	$588,673	$3,604	$169,982	$2,767	$375,290
Total assets	588,673	3,604	169,982	2,767	375,290
Net assets	$588,673	$3,604	$169,982	$2,767	$375,290
Net assets
Accumulation units	588,673	3,604	169,982	2,767	375,290
Total net assets	$588,673	$3,604	$169,982	$2,767	$375,290
Total number of mutual fund shares	13,151,759	286,233	13,055,440	185,238	24,385,320
Cost of mutual fund shares	$444,963	$3,674	$167,067	$2,503	$329,495

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
 (Dollars in thousands)

	Voya Small Company Portfolio – Class A	Voya Small Company Portfolio – Class S	Voya U.S. Bond Index Portfolio – Class S	Voya MidCap Opportunities Portfolio – Class A	Voya MidCap Opportunities Portfolio – Class S
Assets
Investments in mutual funds at fair value	$473	$63,710	$195,730	$1,696	$854,273
Total assets	473	63,710	195,730	1,696	854,273
Net assets	$473	$63,710	$195,730	$1,696	$854,273
Net assets
Accumulation units	473	63,710	195,730	1,696	854,273
Total net assets	$473	$63,710	$195,730	$1,696	$854,273
Total number of mutual fund shares	27,258	3,541,430	17,336,544	103,219	49,928,282
Cost of mutual fund shares	$498	$65,631	$187,094	$1,289	$628,892

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2020
 (Dollars in thousands)

	Voya SmallCap Opportunities Portfolio - Class A	Voya SmallCap Opportunities Portfolio - Class S	Wells Fargo VT Omega Growth Fund - Class 2	Wells Fargo VT Index Asset Allocation Fund - Class 2	Wells Fargo VT Small Cap Growth Fund Class 2-
Assets
Investments in mutual funds at fair value	$1,528	$29,257	$710	$700	$385
Total assets	1,528	29,257	710	700	385
Net assets	$1,528	$29,257	$710	$700	$385
Net assets
Accumulation units	1,528	29,257	710	700	385
Total net assets	$1,528	$29,257	$710	$700	$385
Total number of mutual fund shares	62,450	1,128,738	17,551	32,009	26,148
Cost of mutual fund shares	$1,405	$25,616	$446	$509	$232

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Invesco V.I. Balanced- Risk Allocation Fund - Series II Shares	American Funds Insurance Series Blue Chip Income & Growth Fund - Class 4	American Funds Insurance Series Bond Fund - Class 4	American Funds Insurance Series Capital Income Builder Fund - Class 4	American Funds Insurance Series Global Growth Fund - Class 4
Net investment income (loss)
Investment Income:
Dividends	$9	$69	$56	$51	$3
Expenses:
Mortality and expense risk charges	1	44	20	18	17
Total expenses	1	44	20	18	17
Net investment income (loss)	8	25	36	33	(14)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(4)	(104)	32	7	50
Capital gains distributions	6	53	20	—	57
Total realized gain (loss) on investments and capital gains distributions	2	(51)	52	7	107
Net unrealized appreciation (depreciation) of investments	1	350	72	(11)	440
Net realized and unrealized gain (loss) on investments	3	299	124	(4)	547
Net increase (decrease) in net assets resulting from operations	$11	$324	$160	$29	$533

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	American Funds Insurance Series Growth Fund - Class 4	American Funds Insurance Series International Fund - Class 4	American Funds Insurance Series New World Fund - Class 4	BlackRock Equity Dividend V.I. Fund - Class III	BlackRock Global Allocation V.I. Fund –Class III
Net investment income (loss)
Investment Income:
Dividends	$19	$7	$0	$77	$6,581
Expenses:
Mortality and expense risk charges	80	12	10	33	9,117
Total expenses	80	12	10	33	9,117
Net investment income (loss)	(61)	(5)	(10)	44	(2,536)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	820	18	32	(92)	5,640
Capital gains distributions	216	—	13	140	32,330
Total realized gain (loss) on investments and capital gains distributions	1,036	18	45	48	37,970
Net unrealized appreciation (depreciation) of investments	2,970	198	222	(62)	55,831
Net realized and unrealized gain (loss) on investments	4,006	216	267	(14)	93,801
Net increase (decrease) in net assets resulting from operations	$3,945	$211	$257	$30	$91,265

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	BlackRock High Yield V.I. Fund – Class III	BlackRock 60/40 Target Allocation ETF V.I. Fund – Class III	Columbia VP Seligman Global Technology Fund – Class 2	Columbia Asset Allocation Fund, Variable Series - Class 1	Columbia Small Cap Value Fund, Variable Series - Class 2
Net investment income (loss)
Investment Income:
Dividends	$126	$3	$—	$1	$160
Expenses:
Mortality and expense risk charges	22	2	24	—	875
Total expenses	22	2	24	—	875
Net investment income (loss)	104	1	(24)	1	(715)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(36)	—	(12)	(12)	(3,740)
Capital gains distributions	—	—	204	12	2,053
Total realized gain (loss) on investments and capital gains distributions	(36)	—	192	—	(1,687)
Net unrealized appreciation (depreciation) of investments	46	19	830	(3)	4,939
Net realized and unrealized gain (loss) on investments	10	19	1,022	(3)	3,252
Net increase (decrease) in net assets resulting from operations	$114	$20	$998	$(2)	$2,537

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Columbia Small Company Growth Fund, Variable Series – Class 1	Columbia VP Large Cap Growth Fund – Class 1	DWS Core Equity VIP – Class B	DWS Alternative Asset Allocation VIP - Class B	DWS High Income VIP – Class B
Net investment income (loss)
Investment Income:
Dividends	$—	$—	$12	$17	$7
Expenses:
Mortality and expense risk charges	1	2	13	8	1
Total expenses	1	2	13	8	1
Net investment income (loss)	(1)	(2)	(1)	9	6
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	1	26	(50)	(3)	(2)
Capital gains distributions	1	—	53	—	—
Total realized gain (loss) on investments and capital gains distributions	2	26	3	(3)	(2)
Net unrealized appreciation (depreciation) of investments	34	13	155	23	1
Net realized and unrealized gain (loss) on investments	36	39	158	20	(1)
Net increase (decrease) in net assets resulting from operations	$35	$37	$157	$29	$5

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Eaton Vance VT Floating- Rate Income Fund - Initial Class	Federated Hermes High Income Bond Fund II – Service Shares	Federated Hermes Kaufmann Fund II – Service Shares	Fidelity® VIP Strategic Income Portfolio – Service Class 2	Fidelity® VIP Disciplined Small Cap Portfolio – Service Class 2
Net investment income (loss)
Investment Income:
Dividends	$125	$17	$—	$105	$1
Expenses:
Mortality and expense risk charges	33	3	3	28	2
Total expenses	33	3	3	28	2
Net investment income (loss)	92	14	(3)	77	(1)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(98)	(12)	(19)	(43)	(33)
Capital gains distributions	—	—	23	33	—
Total realized gain (loss) on investments and capital gains distributions	(98)	(12)	4	(10)	(33)
Net unrealized appreciation (depreciation) of investments	(13)	14	60	136	53
Net realized and unrealized gain (loss) on investments	(111)	2	64	126	20
Net increase (decrease) in net assets resulting from operations	$(19)	$16	$61	$203	$19

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Fidelity® VIP FundsManager 20% Portfolio – Service Class 2	Fidelity® VIP FundsManager 60% Portfolio – Service Class 2	Fidelity® VIP FundsManager 85% Portfolio – Service Class 2	Franklin Small Cap Value VIP Fund - Class 2	Franklin Strategic Income VIP Fund - Class 2
Net investment income (loss)
Investment Income:
Dividends	$8	$9	$—	$98	$41
Expenses:
Mortality and expense risk charges	9	9	1	72	5
Total expenses	9	9	1	72	5
Net investment income (loss)	(1)	—	(1)	26	36
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	1	(13)	—	(659)	(9)
Capital gains distributions	5	24	2	418	—
Total realized gain (loss) on investments and capital gains distributions	6	11	2	(241)	(9)
Net unrealized appreciation (depreciation) of investments	53	124	9	422	(10)
Net realized and unrealized gain (loss) on investments	59	135	11	181	(19)
Net increase (decrease) in net assets resulting from operations	$58	$135	$10	$207	$17

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Templeton Global Bond VIP Fund – Class 2	Ivy VIP Securian Real Estate Securities – Class II	Ivy VIP Asset Strategy	Ivy VIP Balanced	Ivy VIP Energy
Net investment income (loss)
Investment Income:
Dividends	$301	$4	$7	$13	$20
Expenses:
Mortality and expense risk charges	29	2	2	10	10
Total expenses	29	2	2	10	10
Net investment income (loss)	272	2	5	3	10
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(72)	(48)	14	(1)	(199)
Capital gains distributions	—	16	6	51	—
Total realized gain (loss) on investments and capital gains distributions	(72)	(32)	20	50	(199)
Net unrealized appreciation (depreciation) of investments	(435)	(26)	18	65	327
Net realized and unrealized gain (loss) on investments	(507)	(58)	38	115	128
Net increase (decrease) in net assets resulting from operations	$(235)	$(56)	$43	$118	$138

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Ivy VIP High Income	Ivy VIP International Core Equity	Ivy VIP Mid Cap Growth	Ivy VIP Science and Technology	Ivy VIP Small Cap Core – Class II
Net investment income (loss)
Investment Income:
Dividends	$79	$—	$—	$—	$—
Expenses:
Mortality and expense risk charges	8	—	3	7	2
Total expenses	8	—	3	7	2
Net investment income (loss)	71	—	(3)	(7)	(2)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(13)	—	33	55	(72)
Capital gains distributions	—	—	27	119	10
Total realized gain (loss) on investments and capital gains distributions	(13)	—	60	174	(62)
Net unrealized appreciation (depreciation) of investments	(7)	1	99	125	64
Net realized and unrealized gain (loss) on investments	(20)	1	159	299	2
Net increase (decrease) in net assets resulting from operations	$51	$1	$156	$292	$0

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Ivy VIP Small Cap Growth	Janus Henderson Balanced Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares	Janus Henderson Flexible Bond Portfolio - Service Shares	ClearBridge Var Aggressive Growth Portfolio II
Net investment income (loss)
Investment Income:
Dividends	$—	$92	$1	$23	$1
Expenses:
Mortality and expense risk charges	7	39	19	7	1
Total expenses	7	39	19	7	1
Net investment income (loss)	(7)	53	(18)	16	—
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(29)	146	89	10	—
Capital gains distributions	—	41	167	—	9
Total realized gain (loss) on investments and capital gains distributions	(29)	187	256	10	9
Net unrealized appreciation (depreciation) of investments	346	294	31	63	7
Net realized and unrealized gain (loss) on investments	317	481	287	73	16
Net increase (decrease) in net assets resulting from operations	$310	$534	$269	$89	$16

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	ClearBridge Variable Mid Cap Portfolio - Class II	Western Asset Core Plus VIT Portfolio – Class I	MFS VIT II Income Portfolio – Service Class	MFS VIT Research Series Portfolio – Service Class	MFS VIT International Intrinsic Value Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$—	$—	$15	$2	$4
Expenses:
Mortality and expense risk charges	1	—	4	3	5
Total expenses	1	—	4	3	5
Net investment income (loss)	(1)	—	11	(1)	(1)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	1	—	8	2	13
Capital gains distributions	2	—	—	16	11
Total realized gain (loss) on investments and capital gains distributions	3	—	8	18	24
Net unrealized appreciation (depreciation) of investments	16	—	14	38	75
Net realized and unrealized gain (loss) on investments	19	—	22	56	99
Net increase (decrease) in net assets resulting from operations	$18	$—	$33	$55	$98

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	MFS VIT Value Series – Service Class	MFS VIT III Global Real Estate Portfolio – Service Class	Invesco Oppenheimer V.I. Main Street Fund - Series II	Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund – Series II
Net investment income (loss)
Investment Income:
Dividends	$8	$25	$6	$5	$—
Expenses:
Mortality and expense risk charges	5	7	6	14	3
Total expenses	5	7	6	14	3
Net investment income (loss)	3	18	—	(9)	(3)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(55)	(14)	(4)	13	7
Capital gains distributions	28	14	54	20	34
Total realized gain (loss) on investments and capital gains distributions	(27)	—	50	33	41
Net unrealized appreciation (depreciation) of investments	32	(79)	14	238	99
Net realized and unrealized gain (loss) on investments	5	(79)	64	271	140
Net increase (decrease) in net assets resulting from operations	$8	$(61)	$64	$262	$137
The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Invesco Oppenheimer V.I. International Growth Fund – Series II	Invesco Oppenheimer V.I. Total Return Bond Fund - Service Shares	PIMCO All Asset Portfolio – Administrative Class	PIMCO Low Duration Portfolio – Administrative Class	PIMCO Real Return Portfolio – Administrative Class
Net investment income (loss)
Investment Income:
Dividends	$7	27	$6	$30	$54
Expenses:
Mortality and expense risk charges	7	7	1	20	39
Total expenses	7	7	1	20	39
Net investment income (loss)	—	20	5	10	15
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(4)	2	(16)	(1)	(50)
Capital gains distributions	14	—	—	—	—
Total realized gain (loss) on investments and capital gains distributions	10	2	(16)	(1)	(50)
Net unrealized appreciation (depreciation) of investments	206	19	2	44	416
Net realized and unrealized gain (loss) on investments	216	21	(14)	43	366
Net increase (decrease) in net assets resulting from operations	$216	$41	$(9)	$53	$381

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	PIMCO Short- Term Portfolio – Administrative Class	PIMCO Total Return Portfolio – Administrative Class	ProFund VP Bull	ProFund VP Europe 30	ProFund VP Rising Rates Opportunity
Net investment income (loss)
Investment Income:
Dividends	$24	$113	$5	$36	$9
Expenses:
Mortality and expense risk charges	15	47	112	26	21
Total expenses	15	47	112	26	21
Net investment income (loss)	9	66	(107)	10	(12)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(3)	30	440	(8)	(294)
Capital gains distributions	—	59	299	—	—
Total realized gain (loss) on investments and capital gains distributions	(3)	89	739	(8)	(294)
Net unrealized appreciation (depreciation) of investments	19	233	150	(218)	(109)
Net realized and unrealized gain (loss) on investments	16	322	889	(226)	(403)
Net increase (decrease) in net assets resulting from operations	$25	$388	$782	$(216)	$(415)

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Putnam VT Income Fund – Class 1B	Putnam VT International Equity Fund – Class 1B	Putnam VT International Value Fund – Class 1B	Putnam VT Mortgage Securities Fund - Class 1B	Putnam VT Multi-Cap Core Fund – Class IB Shares
Net investment income (loss)
Investment Income:
Dividends	$52	$—	$—	$95	$2
Expenses:
Mortality and expense risk charges	10	—	—	7	1
Total expenses	10	—	—	7	1
Net investment income (loss)	42	—	—	88	1
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	12	—	—	(13)	1
Capital gains distributions	10	—	—	—	7
Total realized gain (loss) on investments and capital gains distributions	22	—	—	(13)	8
Net unrealized appreciation (depreciation) of investments	(8)	2	—	(111)	23
Net realized and unrealized gain (loss) on investments	14	2	—	(124)	31
Net increase (decrease) in net assets resulting from operations	$56	$2	$—	$(36)	$32

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Putnam VT Small Cap Value Fund - Class 1B	T. Rowe Price Blue Chip Growth Portfolio - II	T. Rowe Price Health Sciences Portfolio - II	MFS VIT Utilities Series Portfolio - Service Class	Voya Balanced Portfolio - Class S
Net investment income (loss)
Investment Income:
Dividends	$3	$0	$—	$27	$51
Expenses:
Mortality and expense risk charges	2	45	46	13	26
Total expenses	2	45	46	13	26
Net investment income (loss)	1	(45)	(46)	14	25
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(23)	498	406	28	64
Capital gains distributions	—	212	352	32	68
Total realized gain (loss) on investments and capital gains distributions	(23)	710	758	60	132
Net unrealized appreciation (depreciation) of investments	35	880	730	(53)	107
Net realized and unrealized gain (loss) on investments	12	1,590	1,488	7	239
Net increase (decrease) in net assets resulting from operations	$13	$1,545	$1,442	$21	$264

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Intermediate Bond Portfolio – Class A	Voya Intermediate Bond Portfolio – Class S	Voya Balanced Income Portfolio – Adviser Class	Voya Balanced Income Portfolio – Service Class	Voya Balanced Income Portfolio - Service 2 Class
Net investment income (loss)
Investment Income:
Dividends	$111	$65,179	$61	$9,137	$186
Expenses:
Mortality and expense risk charges	28	34,375	16	4,434	93
Total expenses	28	34,375	16	4,434	93
Net investment income (loss)	83	30,804	45	4,703	93
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(25)	10,234	(124)	(1,786)	(102)
Capital gains distributions	87	42,898	122	16,776	344
Total realized gain (loss) on investments and capital gains distributions	62	53,132	(2)	14,990	242
Net unrealized appreciation (depreciation) of investments	33	27,576	(81)	(18,963)	(288)
Net realized and unrealized gain (loss) on investments	95	80,708	(83)	(3,973)	(46)
Net increase (decrease) in net assets resulting from operations	$178	$111,512	$(38)	$730	$47

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Global Perspectives® Portfolio – Class A	Voya Government Liquid Assets Portfolio – Service Class	Voya Government Liquid Assets Portfolio – Service 2 Class	Voya High Yield Portfolio – Adviser Class	Voya High Yield Portfolio – Service Class
Net investment income (loss)
Investment Income:
Dividends	$2,787	$570	$13	$29	$11,648
Expenses:
Mortality and expense risk charges	1,553	5,607	132	5	3,930
Total expenses	1,553	5,607	132	5	3,930
Net investment income (loss)	1,234	(5,037)	(119)	24	7,718
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	767	—	—	(22)	(6,268)
Capital gains distributions	2,938	121	4	—	—
Total realized gain (loss) on investments and capital gains distributions	3,705	121	4	(22)	(6,268)
Net unrealized appreciation (depreciation) of investments	6,937	—	—	25	4,991
Net realized and unrealized gain (loss) on investments	10,642	121	4	3	(1,277)
Net increase (decrease) in net assets resulting from operations	$11,876	$(4,916)	$(115)	$27	$6,441

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Large Cap Growth Portfolio – Adviser Class	Voya Large Cap Growth Portfolio – Institutional Class	Voya Large Cap Growth Portfolio – Service Class	Voya Large Cap Growth Portfolio – Service 2 Class	Voya Large Cap Value Portfolio – Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$—	$—	$3,002	$15	$6
Expenses:
Mortality and expense risk charges	25,524	—	20,837	246	2
Total expenses	25,524	—	20,837	246	2
Net investment income (loss)	(25,524)	—	(17,835)	(231)	4
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	48,904	—	13,689	124	(8)
Capital gains distributions	182,096	7	140,436	1,562	30
Total realized gain (loss) on investments and capital gains distributions	231,000	7	154,125	1,686	22
Net unrealized appreciation (depreciation) of investments	162,120	10	170,788	1,841	(23)
Net realized and unrealized gain (loss) on investments	393,120	17	324,913	3,527	(1)
Net increase (decrease) in net assets resulting from operations	$367,596	$17	$307,078	$3,296	$3

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Large Cap Value Portfolio – Service Class	Voya Limited Maturity Bond Portfolio – Service Class	Voya Retirement Conservative Portfolio – Adviser Class	Voya Retirement Growth Portfolio - Adviser Class	Voya Retirement Moderate Growth Portfolio – Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$10,903	$345	$5,801	$52,362	$33,851
Expenses:
Mortality and expense risk charges	9,338	285	5,642	39,441	26,757
Total expenses	9,338	285	5,642	39,441	26,757
Net investment income (loss)	1,565	60	159	12,921	7,094
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(15,809)	17	485	87,194	42,832
Capital gains distributions	50,362	—	7,777	93,835	66,455
Total realized gain (loss) on investments and capital gains distributions	34,553	17	8,262	181,029	109,287
Net unrealized appreciation (depreciation) of investments	(20,150)	184	18,021	50,575	44,186
Net realized and unrealized gain (loss) on investments	14,403	201	26,283	231,604	153,473
Net increase (decrease) in net assets resulting from operations	$15,968	$261	$26,442	$244,525	$160,567

The accompanying notes are an integral part of these financial statements.

Contents

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Service Class	VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class	VY® Clarion Global Real Estate Portfolio - Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$17,716	$3,438	$14	$2,199	$10
Expenses:
Mortality and expense risk charges	14,502	3,655	8	2,531	1
Total expenses	14,502	3,655	8	2,531	1
Net investment income (loss)	3,214	(217)	6	(332)	9
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	17,399	(57)	2	925	(10)
Capital gains distributions	28,372	8,054	—	—	15
Total realized gain (loss) on investments and capital gains distributions	45,771	7,997	2	925	5
Net unrealized appreciation (depreciation) of investments	31,657	23,241	89	11,838	(33)
Net realized and unrealized gain (loss) on investments	77,428	31,238	91	12,763	(28)
Net increase (decrease) in net assets resulting from operations	$80,642	$31,021	$97	$12,431	$(19)

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	VY® Clarion Global Real Estate Portfolio - Service Class	VY® Clarion Global Real Estate Portfolio - Service 2 Class	VY® Clarion Real Estate Portfolio - Adviser Class	VY® Clarion Real Estate Portfolio - Service Class	VY® Clarion Real Estate Portfolio - Service 2 Class
Net investment income (loss)
Investment Income:
Dividends	$2,714	$34	$12	$2,219	$191
Expenses:
Mortality and expense risk charges	795	12	3	1,650	157
Total expenses	795	12	3	1,650	157
Net investment income (loss)	1,919	22	9	569	34
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	1,816	14	(18)	10,927	893
Capital gains distributions	3,989	52	62	9,863	907
Total realized gain (loss) on investments and capital gains distributions	5,805	66	44	20,790	1,800
Net unrealized appreciation (depreciation) of investments	(12,088)	(148)	(108)	(31,688)	(2,789)
Net realized and unrealized gain (loss) on investments	(6,283)	(82)	(64)	(10,898)	(989)
Net increase (decrease) in net assets resulting from operations	$(4,364)	$(60)	$(55)	$(10,329)	$(955)

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	VY® Invesco Growth and Income Portfolio - Adviser Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service 2 Class	VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$13	$4,602	$419	$1	$938
Expenses:
Mortality and expense risk charges	5	3,741	388	13	4,780
Total expenses	5	3,741	388	13	4,780
Net investment income (loss)	8	861	31	(12)	(3,842)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(169)	(22,414)	(2,106)	(1)	5,893
Capital gains distributions	65	18,814	1,862	93	17,854
Total realized gain (loss) on investments and capital gains distributions	(104)	(3,600)	(244)	92	23,747
Net unrealized appreciation (depreciation) of investments	118	182	96	260	56,579
Net realized and unrealized gain (loss) on investments	14	(3,418)	(148)	352	80,326
Net increase (decrease) in net assets resulting from operations	$22	$(2,557)	$(117)	$340	$76,484

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class	VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class	VY® Morgan Stanley Global Franchise Portfolio - Adviser Class	VY® Morgan Stanley Global Franchise Portfolio - Service Class	VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class
Net investment income (loss)
Investment Income:
Dividends	$19	$—	$11	$1,741	$208
Expenses:
Mortality and expense risk charges	175	9	17	4,423	681
Total expenses	175	9	17	4,423	681
Net investment income (loss)	(156)	(9)	(6)	(2,682)	(473)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	253	(176)	13	(1,434)	(134)
Capital gains distributions	638	—	175	18,918	2,848
Total realized gain (loss) on investments and capital gains distributions	891	(176)	188	17,484	2,714
Net unrealized appreciation (depreciation) of investments	1,986	331	55	10,762	1,534
Net realized and unrealized gain (loss) on investments	2,877	155	243	28,246	4,248
Net increase (decrease) in net assets resulting from operations	$2,721	$146	$237	$25,564	$3,775

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class	VY® T. Rowe Price Equity Income Portfolio - Adviser Class	VY® T. Rowe Price International Stock Portfolio - Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$465	$29,038	$550	$46	$9
Expenses:
Mortality and expense risk charges	340	39,644	909	10	5
Total expenses	340	39,644	909	10	5
Net investment income (loss)	125	(10,606)	(359)	36	4
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	42	50,652	668	(159)	(53)
Capital gains distributions	3,459	172,804	3,803	14	10
Total realized gain (loss) on investments and capital gains distributions	3,501	223,456	4,471	(145)	(43)
Net unrealized appreciation (depreciation) of investments	2,913	126,089	3,109	79	38
Net realized and unrealized gain (loss) on investments	6,414	349,545	7,580	(66)	(5)
Net increase (decrease) in net assets resulting from operations	$6,539	$338,939	$7,221	$(30)	$(1)

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	VY® T. Rowe Price International Stock Portfolio - Service Class	Voya Global Bond Portfolio - Adviser Class	Voya Global Bond Portfolio - Service Class	Voya International High Dividend Low Volatility Portfolio - Adviser Class	Voya International High Dividend Low Volatility Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$2,860	$11	$88	$22	$8,366
Expenses:
Mortality and expense risk charges	2,044	4	34	7	4,360
Total expenses	2,044	4	34	7	4,360
Net investment income (loss)	816	7	54	15	4,006

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	1,907	(11)	(19)	(34)	234
Capital gains distributions	2,704	—	—	89	30,917
Total realized gain (loss) on investments and capital gains distributions	4,611	(11)	(19)	55	31,151
Net unrealized appreciation (depreciation) of investments	8,217	29	209	(67)	(45,763)
Net realized and unrealized gain (loss) on investments	12,828	18	190	(12)	(14,612)
Net increase (decrease) in net assets resulting from operations	$13,644	$25	$244	$3	$(10,606)

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Solution 2025 Portfolio - Adviser Class	Voya Solution 2025 Portfolio - Service Class	Voya Solution 2035 Portfolio - Adviser Class	Voya Solution 2035 Portfolio - Service Class	Voya Solution 2045 Portfolio - Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$12	$255	$2	$148	$1
Expenses:
Mortality and expense risk charges	5	131	1	86	1
Total expenses	5	131	1	86	1
Net investment income (loss)	7	124	1	62	—
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(2)	123	(11)	107	(2)
Capital gains distributions	27	513	6	520	6
Total realized gain (loss) on investments and capital gains distributions	25	636	(5)	627	4
Net unrealized appreciation (depreciation) of investments	47	675	9	355	7
Net realized and unrealized gain (loss) on investments	72	1,311	4	982	11
Net increase (decrease) in net assets resulting from operations	$79	$1,435	$5	$1,044	$11

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Solution 2045 Portfolio - Service Class	Voya Solution 2055 Portfolio - Adviser Class	Voya Solution Income Portfolio - Adviser Class	Voya Solution Income Portfolio - Service Class	Voya Solution Moderately Aggressive Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$14	$—	$16	$296	$9,461
Expenses:
Mortality and expense risk charges	10	—	5	130	8,309
Total expenses	10	—	5	130	8,309
Net investment income (loss)	4	—	11	166	1,152
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	8	—	10	169	470
Capital gains distributions	52	—	2	34	35,012
Total realized gain (loss) on investments and capital gains distributions	60	—	12	203	35,482
Net unrealized appreciation (depreciation) of investments	64	1	60	914	18,845
Net realized and unrealized gain (loss) on investments	124	1	72	1,117	54,327
Net increase (decrease) in net assets resulting from operations	$128	$1	$83	$1,283	$55,479

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	VY® American Century Small-Mid Cap Value Portfolio - Adviser Class	VY® American Century Small-Mid Cap Value Portfolio - Service Class	VY® Baron Growth Portfolio - Adviser Class	VY® Columbia Contrarian Core Portfolio - Adviser Class	VY® Columbia Small Cap Value II Portfolio - Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$12	$27	$—	$—	$2
Expenses:
Mortality and expense risk charges	8	20	11	8	5
Total expenses	8	20	11	8	5
Net investment income (loss)	4	7	(11)	(8)	(3)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(90)	(58)	(101)	(101)	(55)
Capital gains distributions	7	12	—	33	20
Total realized gain (loss) on investments and capital gains distributions	(83)	(46)	(101)	(68)	(35)
Net unrealized appreciation (depreciation) of investments	101	56	551	283	63
Net realized and unrealized gain (loss) on investments	18	10	450	215	28
Net increase (decrease) in net assets resulting from operations	$22	$17	$439	$207	$25

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	VY® Columbia Small Cap Value II Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Adviser Class	VY® Invesco Equity and Income Portfolio - Initial Class	VY® Invesco Equity and Income Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Service 2 Class
Net investment income (loss)
Investment Income:
Dividends	$388	$17	$13	$5,773	$4,272
Expenses:
Mortality and expense risk charges	973	9	5	6,120	4,826
Total expenses	973	9	5	6,120	4,826
Net investment income (loss)	(585)	8	8	(347)	(554)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	5,733	(7)	67	(10,697)	(5,211)
Capital gains distributions	2,319	50	30	15,738	12,561
Total realized gain (loss) on investments and capital gains distributions	8,052	43	97	5,041	7,350
Net unrealized appreciation (depreciation) of investments	(3,418)	50	(45)	20,117	12,775
Net realized and unrealized gain (loss) on investments	4,634	93	52	25,158	20,125
Net increase (decrease) in net assets resulting from operations	$4,049	$101	$60	$24,811	$19,571

The accompanying notes are an integral part of these financial statements.

Contents

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	VY® Invesco Oppenheimer Global Portfolio – Adviser Class	VY® Invesco Oppenheimer Global Portfolio - Initial Class	VY® Invesco Oppenheimer Global Portfolio – Service Class	VY® JPMorgan Mid Cap Value Portfolio – Adviser Class	VY® JPMorgan Mid Cap Value Portfolio – Service Class
Net investment income (loss)
Investment Income:
Dividends	$5	$32	$1,122	$14	$856
Expenses:
Mortality and expense risk charges	6	33	2,037	14	1,334
Total expenses	6	33	2,037	14	1,334
Net investment income (loss)	(1)	(1)	(915)	—	(478)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(62)	188	(1,564)	(108)	(5,802)
Capital gains distributions	28	99	4,488	134	6,356
Total realized gain (loss) on investments and capital gains distributions	(34)	287	2,924	26	554
Net unrealized appreciation (depreciation) of investments	211	392	25,922	(64)	(3,404)
Net realized and unrealized gain (loss) on investments	177	679	28,846	(38)	(2,850)
Net increase (decrease) in net assets resulting from operations	$176	$678	$27,931	$(38)	$(3,328)

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio – Service Class	VY® T. Rowe Price Growth Equity Portfolio – Adviser Class	Voya Strategic Allocation Conservative Portfolio – Class S	Voya Strategic Allocation Growth Portfolio – Class S
Net investment income (loss)
Investment Income:
Dividends	$1	$8	$—	$49	$7
Expenses:
Mortality and expense risk charges	10	82	28	22	4
Total expenses	10	82	28	22	4
Net investment income (loss)	(9)	(74)	(28)	27	3
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	3	93	12	1	—
Capital gains distributions	83	662	158	74	34
Total realized gain (loss) on investments and capital gains distributions	86	755	170	75	34
Net unrealized appreciation (depreciation) of investments	205	1,516	995	94	17
Net realized and unrealized gain (loss) on investments	291	2,271	1,165	169	51
Net increase (decrease) in net assets resulting from operations	$282	$2,197	$1,137	$196	$54

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Strategic Allocation Moderate Portfolio – Class S	Voya Growth and Income Portfolio – Class A	Voya Growth and Income Portfolio – Class I	Voya Growth and Income Portfolio – Class S	Voya Euro STOXX 50® Index Portfolio – Class A
Net investment income (loss)
Investment Income:
Dividends	$16	$7,113	$8	$4,660	$150
Expenses:
Mortality and expense risk charges	8	13,005	8	7,147	76
Total expenses	8	13,005	8	7,147	76
Net investment income (loss)	8	(5,892)	0	(2,487)	74
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	29	22,475	1	12,743	(11,145)
Capital gains distributions	38	74,035	60	40,239	6,376
Total realized gain (loss) on investments and capital gains distributions	67	96,510	61	52,982	(4,769)
Net unrealized appreciation (depreciation) of investments	13	12,162	29	6,174	366
Net realized and unrealized gain (loss) on investments	80	108,672	90	59,156	(4,403)
Net increase (decrease) in net assets resulting from operations	$88	$102,780	$90	$56,669	$(4,329)

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya FTSE 100® Index Portfolio – Class A	Voya Global High Dividend Low Volatility Portfolio – Class A	Voya Global High Dividend Low Volatility Portfolio – Class S	Voya Hang Seng Index Portfolio – Class S	Voya Index Plus LargeCap Portfolio – Class S
Net investment income (loss)
Investment Income:
Dividends	288	$—	$9,373	$52	$1,500
Expenses:
Mortality and expense risk charges	18	—	7,212	94	1,776
Total expenses	18	—	7,212	94	1,776
Net investment income (loss)	270	—	2,161	(42)	(276)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(2,043)	—	1,235	(15,005)	10,874
Capital gains distributions	—	—	—	7,045	10,171
Total realized gain (loss) on investments and capital gains distributions	(2,043)	—	1,235	(7,960)	21,045
Net unrealized appreciation (depreciation) of investments	574	(1)	(21,846)	5,154	(6,725)
Net realized and unrealized gain (loss) on investments	(1,469)	(1)	(20,611)	(2,806)	14,320
Net increase (decrease) in net assets resulting from operations	$(1,199)	$(1)	$(18,450)	$(2,848)	$14,044

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Index Plus MidCap Portfolio - Class S	Voya Index Plus SmallCap Portfolio - Class S	Voya International Index Portfolio - Class A	Voya International Index Portfolio - Class S	Voya Japan TOPIX® Index Portfolio - Class A
Net investment income (loss)
Investment income:
Dividends	$654	$353	$10,070	$431	$763
Expenses:
Mortality and expense risk charges	903	674	7,625	287	31
Total expenses	903	674	7,625	287	31
Net investment income (loss)	(249)	(321)	2,445	144	732
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	2,570	1,539	(1,524)	19	(4,724)
Capital gains distributions	—	500	—	—	1,760
Total realized gain (loss) on investments and capital gains distributions	2,570	2,039	(1,524)	19	(2,964)
Net unrealized appreciation (depreciation) of investments	671	(861)	19,017	529	1,230
Net realized and unrealized gain (loss) on investments	3,241	1,178	17,493	548	(1,734)
Net increase (decrease) in net assets resulting from operations	$2,992	$857	$19,938	$692	$(1,002)

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Russell™ Large Cap Growth Index Portfolio - Class S	Voya Russell™ Large Cap Index Portfolio - Class A	Voya Russell™ Large Cap Index Portfolio - Class S	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S
Net investment income (loss)
Investment Income:	$2,629	$33	$5,103	$—	$6,714
Dividends
Expenses:
Mortality and expense risk charges	10,013	23	6,955	—	11,416
Total expenses	10,013	23	6,955	—	11,416
Net investment income (loss)	(7,384)	10	(1,852)	—	(4,702)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	47,836	85	30,854	1	11,037
Capital gains distributions	24,625	111	15,288	1	20,068
Total realized gain (loss) on investments and capital gains distributions	72,461	196	46,142	2	31,105
Net unrealized appreciation (depreciation) of investments	112,831	276	29,055	(7)	(42,785)
Net realized and unrealized gain (loss) on investments	185,292	472	75,197	(5)	(11,680)
Net increase (decrease) in net assets resulting from operations	$177,908	$482	$73,345	$(5)	$(16,382)

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Voya Russell™ Mid Cap Index Portfolio - Class A	Voya Russell™ Mid Cap Index Portfolio - Class S	Voya Russell™ Small Cap Index Portfolio - Class A	Voya Russell™ Small Cap Index Portfolio - Class S
Net investment income (loss)
Investment Income:
Dividends	$867	$33	$1,788	$15	$3,212
Expenses:
Mortality and expense risk charges	8,891	26	2,742	19	5,602
Total expenses	8,891	26	2,742	19	5,602
Net investment income (loss)	(8,024)	7	(954)	(4)	(2,390)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	31,412	(211)	(9,029)	(56)	(5,265)
Capital gains distributions	32,115	460	20,833	160	20,729
Total realized gain (loss) on investments and capital gains distributions	63,527	249	11,804	104	15,464
Net unrealized appreciation (depreciation) of investments	92,989	193	9,027	288	36,906
Net realized and unrealized gain (loss) on investments	156,516	442	20,831	392	52,370
Net increase (decrease) in net assets resulting from operations	$148,492	$449	$19,877	$388	$49,980

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Small Company Portfolio – Class A	Voya Small Company Portfolio – Class S	Voya U.S. Bond Index Portfolio – Class S	Voya MidCap Opportunities Portfolio – Class A	Voya MidCap Opportunities Portfolio – Class S
Net investment income (loss)
Investment Income:
Dividends	$—	$173	$4,553	$—	$512
Expenses:
Mortality and expense risk charges	4	937	3,307	11	12,517
Total expenses	4	937	3,307	11	12,517
Net investment income (loss)	(4)	(764)	1,246	(11)	(12,005)
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(8)	(3,358)	1,783	53	10,109
Capital gains distributions	7	1,020	1,027	85	41,201
Total realized gain (loss) on investments and capital gains distributions	(1)	(2,338)	2,810	138	51,310
Net unrealized appreciation (depreciation) of investments	52	7,608	5,091	388	205,625
Net realized and unrealized gain (loss) on investments	51	5,270	7,901	526	256,935
Net increase (decrease) in net assets resulting from operations	$47	$4,506	$9,147	$515	$244,930

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya SmallCap Opportunities Portfolio – Class A	Voya SmallCap Opportunities Portfolio – Class S	Wells Fargo VT Omega Growth Fund - Class 2	Wells Fargo VT Index Asset Allocation Fund - Class 2	Wells Fargo VT Small Cap Growth Fund – Class 2
Net investment income (loss)
Investment Income:
Dividends	$—	$—	$—	$6	$0
Expenses:
Mortality and expense risk charges	10	428	13	13	6
Total expenses	10	428	13	13	6
Net investment income (loss)	(10)	(428)	(13)	(7)	(6)
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(153)	(1,268)	54	54	10
Capital gains distributions	7	128	52	56	16
Total realized gain (loss) on investments and capital gains distributions	(146)	(1,140)	106	110	26
Net unrealized appreciation (depreciation) of investments	418	7,050	142	(6)	116
Net realized and unrealized gain (loss) on investments	272	5,910	248	104	142
Net increase (decrease) in net assets resulting from operations	$262	$5,482	$235	$97	$136

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	American Funds Insurance Series Blue Chip Income & Growth Fund - Class 4	American Funds Insurance Series Bond Fund - Class 4	American Funds Insurance Series Capital Income Builder Fund - Class 4
Net assets at January 1, 2019	$109	$4,039	$1,578	$2,341
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	38	38	39
Total realized gain (loss) on investments and capital gains distributions	(1)	304	(8)	30
Net unrealized appreciation (depreciation) of investments	17	439	100	283
Net increase (decrease) in net assets resulting from operations	15	781	130	352
Changes from principal transactions:
Premiums	12	190	98	37
Death benefits	—	—	(1)	—
Surrenders and withdrawals	(11)	(336)	(338)	(316)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(1)	(166)	766	(188)
Increase (decrease) in net assets derived from principal transactions	—	(312)	525	(467)
Total increase (decrease) in net assets	15	469	655	(115)
Net assets at December 31, 2019	124	4,508	2,233	2,226
Increase (decrease) in net assets
Operations:
Net investment income (loss)	8	25	36	33
Total realized gain (loss) on investments and capital gains distributions	2	(51)	52	7
Net unrealized appreciation (depreciation) of investments	1	350	72	(11)
Net increase (decrease) in net assets resulting from operations	11	324	160	29
Changes from principal transactions:
Premiums	36	479	67	69
Death benefits	—	(9)	(2)	(8)
Surrenders and withdrawals	(28)	(264)	(100)	(125)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	(37)	(136)	1,877	(261)
Increase (decrease) in net assets derived from principal transactions	(29)	70	1,842	(325)
Total increase (decrease) in net assets	(18)	394	2,002	(296)
Net assets at December 31, 2020	$106	$4,902	$4,235	$1,930

The accompanying notes are an integral part of these financial statements.

Contents

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	American Funds Insurance Series Global Growth Fund - Class 4	American Funds Insurance Series Growth Fund - Class 4	American Funds Insurance Series International Fund - Class 4	American Funds Insurance Series New World Fund - Class 4
Net assets at January 1, 2019	$1,643	$7,143	$1,595	$1,038
Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	(27)	7	(1)
Total realized gain (loss) on investments and capital gains distributions	147	1,045	77	70
Net unrealized appreciation (depreciation) of investments	370	962	242	214
Net increase (decrease) in net assets resulting from operations	518	1,980	326	283
Changes from principal transactions:
Premiums	17	76	13	5
Death benefits	—	(20)	—	—
Surrenders and withdrawals	(107)	(834)	(140)	(69)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	(1)	—	—
Transfers between Divisions (including fixed account), net	(189)	(539)	(83)	(13)
Increase (decrease) in net assets derived from principal transactions	(279)	(1,318)	(210)	(77)
Total increase (decrease) in net assets	239	662	116	206
Net assets at December 31, 2019	1,882	7,805	1,711	1,244
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(14)	(61)	(5)	(10)
Total realized gain (loss) on investments and capital gains distributions	107	1,036	18	45
Net unrealized appreciation (depreciation) of investments	440	2,970	198	222
Net increase (decrease) in net assets resulting from operations	533	3,945	211	257
Changes from principal transactions:
Premiums	(16)	(370)	51	1
Death benefits	(9)	(27)	—	—
Surrenders and withdrawals	(120)	(678)	(78)	(83)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	(1)	—	—
Transfers between Divisions (including fixed acccount), net	12	(331)	(126)	(21)
Increase (decrease) in net assets derived from principal transactions	(133)	(1,407)	(153)	(103)
Total increase (decrease) in net assets	400	2,538	58	154
Net assets at December 31, 2020	$2,282	$10,343	$1,769	$1,398

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	BlackRock Equity Dividend V.I. Fund - Class III	BlackRock Global Allocation V.I. Fund - Class III	BlackRock High Yield V.I. Fund - Class III	BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III
Net assets at January 1, 2019	$4,270	$555,086	$2,418	$117
Increase (decrease) in net assets
Operations:
Net investment income (loss)	45	(2,820)	114	2
Total realized gain (loss) on investments and capital gains distributions	373	21,362	—	1
Net unrealized appreciation (depreciation) of investments	639	63,339	222	21
Net increase (decrease) in net assets resulting from operations	1,057	81,881	336	24
Changes from principal transactions:
Premiums	(3)	1,795	71	(1)
Death benefits	—	(7,460)	—	—
Surrenders and withdrawals	(650)	(53,381)	(204)	—
Contract charges	—	(5,462)	—	—
Cost of insurance and administrative charges	—	(64)	—	—
Transfers between Divisions (including fixed account), net	76	(18,728)	195	(1)
Increase (decrease) in net assets derived from
principal transactions	(577)	(83,300)	62	(2)
Total increase (decrease) in net assets	480	(1,419)	398	22
Net assets at December 31, 2019	4,750	553,667	2,816	139
Increase (decrease) in net assets
Operations:
Net investment income (loss)	44	(2,536)	104	1
Total realized gain (loss) on investments and capital gains distributions	48	37,970	(36)	—
Net unrealized appreciation (depreciation) of investments	(62)	55,831	46	19
Net increase (decrease) in net assets resulting from operations	30	91,265	114	20
Changes from principal transactions:
Premiums	258	2,490	192	1
Death benefits	—	(10,369)	(5)	—
Surrenders and withdrawals	(385)	(46,224)	(340)	—
Contract charges	—	(5,149)	—	—
Cost of insurance and administrative charges	—	(63)	—	—
Transfers between Divisions (including fixed acccount), net	(395)	(12,224)	(402)	55
Increase (decrease) in net assets derived from
principal transactions	(522)	(71,539)	(555)	56
Total increase (decrease) in net assets	(492)	19,726	(441)	76
Net assets at December 31, 2020	$4,258	$573,393	$2,375	$215

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Columbia VP Seligman Global Technology Fund - Class 2	Columbia Asset Allocation Fund, Variable Series - Class 1	Columbia Small Cap Value Fund, Variable Series - Class 2	Columbia Small Company Growth Fund, Variable Series - Class 1
Net assets at January 1, 2019	$1,460	$75	$59,567	$35
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(20)	1	(961)	(1)
Total realized gain (loss) on investments and capital gains distributions	309	6	4,888	10
Net unrealized appreciation (depreciation) of investments	482	6	6,671	5
Net increase (decrease) in net assets resulting from operations	771	13	10,598	14
Changes from principal transactions: Premiums	66	—	176	(3)
Death benefits	—	(40)	(1,030)	—
Surrenders and withdrawals	(174)	(3)	(7,687)	(1)
Contract charges	—	—	(482)	—
Cost of insurance and administrative charges	—	—	(14)	—
Transfers between Divisions (including fixed account), net	44	—	(591)	4
Increase (decrease) in net assets derived from principal transactions	(64)	(43)	(9,628)	—
Total increase (decrease) in net assets	707	(30)	970	14
Net assets at December 31, 2019	2,167	45	60,537	49
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(24)	1	(715)	(1)
Total realized gain (loss) on investments and capital gains distributions	192	—	(1,687)	2
Net unrealized appreciation (depreciation) of investments	830	(3)	4,939	34
Net increase (decrease) in net assets resulting from operations	998	(2)	2,537	35
Changes from principal transactions:
Premiums	130	—	77	—
Death benefits	—	—	(636)	—
Surrenders and withdrawals	(221)	—	(5,501)	(2)
Contract charges	—	—	(377)	—
Cost of insurance and administrative charges	—	—	(11)	—
Transfers between Divisions (including fixed account), net	121	(43)	(701)	1
Increase (decrease) in net assets derived from principal transactions	30	(43)	(7,149)	(1)
Total increase (decrease) in net assets	1,028	(45)	(4,612)	34
Net assets at December 31, 2020	$3,195	$—	$55,925	$83

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Columbia VP Large Cap Growth Fund - Class 1	DWS Core Equity VIP - Class B	DWS Alternative Asset Allocation VIP - Class B	DWS High Income VIP - Class B
Net assets at January 1, 2019	$71	$1,022	$711	$120
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	(4)	18	6
Total realized gain (loss) on investments and capital gains distributions	26	110	(2)	—
Net unrealized appreciation (depreciation) of investments	7	182	74	11
Net increase (decrease) in net assets resulting from operations	31	288	90	17
Changes from principal transactions:
Premiums	45	(2)	—	6
Death benefits	—	—	—	—
Surrenders and withdrawals	(36)	(58)	(32)	(3)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	1	(1)	(18)	—
Increase (decrease) in net assets derived from principal transactions	10	(61)	(50)	3
Total increase (decrease) in net assets	41	227	40	20
Net assets at December 31, 2019	112	1,249	751	140
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	(1)	9	6
Total realized gain (loss) on investments and capital gains distributions	26	3	(3)	(2)
Net unrealized appreciation (depreciation) of investments	13	155	23	1
Net increase (decrease) in net assets resulting from operations	37	157	29	5
Changes from principal transactions:
Premiums	8	62	—	9
Death benefits	—	—	—	—
Surrenders and withdrawals	(34)	(78)	(23)	—
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	6	(64	11	(26)
Increase (decrease) in net assets derived from principal transactions	(20)	(80)	(12)	(17)
Total increase (decrease) in net assets	17	77	17	(12)
Net assets at December 31, 2020	$129	$1,326	$768	$128

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
 SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Eaton Vance VT Floating-Rate Income Fund - Initial Class	Federated Hermes High Income Bond Fund II - Service Shares	Federated Hermes Kaufmann Fund II - Service Shares	Fidelity® VIP Strategic Income Portfolio - Service Class 2
Net assets at January 1, 2019	$5,850	$331	$234	$3,616
Increase (decrease) in net assets
Operations:
Net investment income (loss)	185	17	(2)	86
Total realized gain (loss) on investments and capital gains distributions	2	(5)	15	32
Net unrealized appreciation (depreciation) of investments	141	29	48	229
Net increase (decrease) in net assets resulting from operations	328	41	61	347
Changes from principal transactions:
Premiums	106	5	7	162
Death benefits	—	—	—	—
Surrenders and withdrawals	(893)	(44)	(4)	(385)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(732)	—	(61)	142
Increase (decrease) in net assets derived from principal transactions	(1,519)	(39)	(58)	(81)
Total increase (decrease) in net assets	(1,191)	2	3	266
Net assets at December 31, 2019	4,659	333	237	3,882
Increase (decrease) in net assets
Operations:
Net investment income (loss)	92	14	(3)	77
Total realized gain (loss) on investments and capital gains distributions	(98)	(12)	4	(10)
Net unrealized appreciation (depreciation) of investments	(13)	14	60	136
Net increase (decrease) in net assets resulting from operations	(19)	16	61	203
Changes from principal transactions:
Premiums	103	23	—	150
Death benefits	(24)	—	—	(25)
Surrenders and withdrawals	(449)	(26)	(3)	(109)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(669)	(3)	223	(455)
Increase (decrease) in net assets derived from principal transactions	(1,039)	(6)	220	(439)
Total increase (decrease) in net assets	(1,058)	10	281	(236)
Net assets at December 31, 2020	$3,601	$343	$518	$3,646

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2	Fidelity® VIP FundsManager 20% Portfolio - Service Class 2	Fidelity® VIP FundsManager 60% Portfolio - Service Class 2	Fidelity® VIP FundsManager 85%Portfolio - Service Class 2
Net assets at January 1, 2019	$399	$765	$728	$52
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	5	5	—
Total realized gain (loss) on investments and capital gains distributions	18	31	120	7
Net unrealized appreciation (depreciation) of investments	63	32	27	6
Net increase (decrease) in net assets resulting from operations	81	68	152	13
Changes from principal transactions:
Premiums	2	—	33	—
Death benefits	—	—	—	—
Surrenders and withdrawals	(108)	—	(18)	(4)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(1)	1	106	(1)
Increase (decrease) in net assets derived from principal transactions	(107)	1	121	(5)
Total increase (decrease) in net assets	(26)	69	273	8
Net assets at December 31, 2019	373	834	1,001	60
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	(1)	—	(1)
Total realized gain (loss) on investments and capital gains distributions	(33)	6	11	2
Net unrealized appreciation (depreciation) of investments	53	53	124	9
Net increase (decrease) in net assets resulting from operations	19	58	135	10
Changes from principal transactions:
Premiums	(6)	15	32	—
Death benefits	—	—	—	—
Surrenders and withdrawals	(108)	(13)	(60)	(1)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(70)	—	50	4
Increase (decrease) in net assets derived from principal transactions	(184)	2	22	3
Total increase (decrease) in net assets	(165)	60	157	13
Net assets at December 31, 2020	$208	$894	$1,158	$73

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Franklin Small Cap Value VIP Fund - Class 2	Franklin Strategic Income VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 2	Ivy VIP Securian Real Estate Securities - Class II
Net assets at January 1, 2019	$7,070	$986	$4,123	$191
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	45	257	—
Total realized gain (loss) on investments and capital gains distributions	1,127	(1)	33	3
Net unrealized appreciation (depreciation) of investments	568	27	(242)	47
Net increase (decrease) in net assets resulting from operations	1,693	71	48	50
Changes from principal transactions:
Premiums	(2)	72	376	(1)
Death benefits	(16)	—	—	—
Surrenders and withdrawals	(644)	(59)	(390)	(4)
Contract charges	(39)	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(79)	(74)	(56)	82
Increase (decrease) in net assets derived from principal transactions	(780)	(61)	(70)	77
Total increase (decrease) in net assets	913	10	(22)	127
Net assets at December 31, 2019	7,983	996	4,101	318
Increase (decrease) in net assets
Operations:
Net investment income (loss)	26	36	272	2
Total realized gain (loss) on investments and capital gains distributions	(241)	(9)	(72)	(32)
Net unrealized appreciation (depreciation) of investments	422	(10)	(435)	(26)
Net increase (decrease) in net assets resulting from operations	207	17	(235)	(56)
Changes from principal transactions:
Premiums	22	30	395	11
Death benefits	(93)	(4)	(15)	—
Surrenders and withdrawals	(339)	(84)	(261)	(88)
Contract charges	(33)	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(62)	(112)	(407)	3
Increase (decrease) in net assets derived from principal transactions	(505)	(170)	(288)	(74)
Total increase (decrease) in net assets	(298)	(153)	(523)	(130)
Net assets at December 31, 2020	$7,685	$843	$3,578	$188

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Ivy VIP Asset Strategy	Ivy VIP Balanced	Ivy VIP Energy	Ivy VIP High Income
Net assets at January 1, 2019	$490	$513	$400	$1,112
Increase (decrease) in net assets
Operations:
Net investment income (loss)	6	3	(3)	69
Total realized gain (loss) on investments and capital gains distributions	29	45	(43)	—
Net unrealized appreciation (depreciation) of investments	53	78	57	45
Net increase (decrease) in net assets resulting from operations	88	126	11	114
Changes from principal transactions:
Premiums	1	198	57	73
Death benefits	—	—	—	—
Surrenders and withdrawals	(53)	(13)	(47)	(56)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(103)	10	9	(18)
Increase (decrease) in net assets derived from principal transactions	(155)	195	19	(1)
Total increase (decrease) in net assets	(67)	321	30	113
Net assets at December 31, 2019	423	834	430	1,225
Increase (decrease) in net assets
Operations:
Net investment income (loss)	5	3	10	71
Total realized gain (loss) on investments and capital gains distributions	20	50	(199)	(13)
Net unrealized appreciation (depreciation) of investments	18	65	327	(7)
Net increase (decrease) in net assets resulting from operations	43	118	138	51
Changes from principal transactions:
Premiums	3	65	875	87
Death benefits	(3)	—	—	—
Surrenders and withdrawals	(25)	(17)	(50)	(21)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(63)	80	(170)	(98)
Increase (decrease) in net assets derived from principal transactions	(88)	128	655	(32)
Total increase (decrease) in net assets	(45)	246	793	19
Net assets at December 31, 2020	$378	$1,080	$1,223	$1,244

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Ivy VIP International CoreEquity	Ivy VIP Mid Cap Growth	Ivy VIP Science and Technology	Ivy VIP Small Cap Core - Class II
Net assets at January 1, 2019	$7	$556	$751	$174
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(3)	(6)	(2)
Total realized gain (loss) on investments and capital gains distributions	1	149	122	33
Net unrealized appreciation (depreciation) of investments	1	23	235	10
Net increase (decrease) in net assets resulting from operations	2	169	351	41
Changes from principal transactions:
Premiums	1	(9)	(55)	20
Death benefits	—	—	—	—
Surrenders and withdrawals	—	(99)	(42)	(11)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(1)	(123)	(17)	17
Increase (decrease) in net assets derived from principal transactions	—	(231)	(114)	26
Total increase (decrease) in net assets	2	(62)	237	67
Net assets at December 31, 2019	9	494	988	241
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(3)	(7)	(2)
Total realized gain (loss) on investments and capital gains distributions	—	60	174	(62)
Net unrealized appreciation (depreciation) of investments	1	99	125	64
Net increase (decrease) in net assets resulting from operations	1	156	292	—
Changes from principal transactions:
Premiums	1	(4)	(32)	21
Death benefits	—	—	—	—
Surrenders and withdrawals	—	(14)	(46)	(3)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(1)	(131)	(92)	(47)
Increase (decrease) in net assets derived from principal transactions	—	(149)	(170)	(29)
Total increase (decrease) in net assets	1	7	122	(29)
Net assets at December 31, 2020	$10	$501	$1,110	$212

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Ivy VIP Small Cap Growth	Janus Henderson Balanced Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares	Janus Henderson Flexible Bond Portfolio - Service Shares
Net assets at January 1, 2019	$576	$3,776	$1,991	$1,121
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(6)	30	(21)	23
Total realized gain (loss) on investments and capital gains distributions	(10)	232	224	(6)
Net unrealized appreciation (depreciation) of investments	146	529	467	73
Net increase (decrease) in net assets resulting from operations	130	791	670	90
Changes from principal transactions:
Premiums	14	330	(12)	44
Death benefits	—	(1)	—	(1)
Surrenders and withdrawals	(101)	(163)	(188)	(165)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	144	(255)	(6)	(29)
Increase (decrease) in net assets derived from principal transactions	57	(89)	(206)	(151)
Total increase (decrease) in net assets	187	702	464	(61)
Net assets at December 31, 2019	763	4,478	2,455	1,060
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(7)	53	(18)	16
Total realized gain (loss) on investments and capital gains distributions	(29)	187	256	10
Net unrealized appreciation (depreciation) of investments	346	294	31	63
Net increase (decrease) in net assets resulting from operations	310	534	269	89
Changes from principal transactions:
Premiums	9	174	80	5
Death benefits	—	—	—	(7)
Surrenders and withdrawals	(84)	(196)	(216)	(85)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	107	(120)	(577)	(137)
Increase (decrease) in net assets derived from principal transactions	32	(142)	(713)	(224)
Total increase (decrease) in net assets	342	392	(444)	(135)
Net assets at December 31, 2020	$1,105	$4,870	$2,011	$925
The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	ClearBridge Var Aggressive Growth Portfolio II	ClearBridge Variable Mid Cap Portfolio - Class II	Western Asset Core Plus VIT Portfolio - Class I	MFS VIT II Income Portfolio - Service Class
Net assets at January 1, 2019	$58	$117	$9	$287
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(1)	—	7
Total realized gain (loss) on investments and capital gains distributions	1	2	—	(1)
Net unrealized appreciation (depreciation) of investments	13	34	1	23
Net increase (decrease) in net assets resulting from operations	14	35	1	29
Changes from principal transactions:
Premiums	—	(6)	—	10
Death benefits	—	—	—	—
Surrenders and withdrawals	(3)	(16)	—	(34)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	20	3	—	7
Increase (decrease) in net assets derived from principal transactions	17	(19)	—	(17)
Total increase (decrease) in net assets	31	16	1	12
Net assets at December 31, 2019	89	133	10	299
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(1)	—	11
Total realized gain (loss) on investments and capital gains distributions	9	3	—	8
Net unrealized appreciation (depreciation) of investments	7	16	—	14
Net increase (decrease) in net assets resulting from operations	16	18	—	33
Changes from principal transactions:
Premiums	—	(3)	—	19
Death benefits	—	—	—	—
Surrenders and withdrawals	(3)	(13)	(5)	(20)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	3	—	13	203
Increase (decrease) in net assets derived from principal transactions	—	(16)	8	202
Total increase (decrease) in net assets	16	2	8	235
Net assets at December 31, 2020	$105	$135	$18	$534

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	MFS VIT Research Series Portfolio - Service Class	MFS VIT International Intrinsic Value Portfolio - Service Class	MFS VIT Value Series - Service Class	MFS VIT III Global Real Estate Portfolio - Service Class
Net assets at January 1, 2019	$373	$353	$403	$724
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	2	6	19
Total realized gain (loss) on investments and capital gains distributions	50	13	31	27
Net unrealized appreciation (depreciation) of investments	66	72	114	138
Net increase (decrease) in net assets resulting from operations	115	87	151	184
Changes from principal transactions:
Premiums	7	(3)	(8)	25
Death benefits	—	—	—	—
Surrenders and withdrawals	(85)	(9)	(21)	(159)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	58	87	155	179
Increase (decrease) in net assets derived from principal transactions	(20)	75	126	45
Total increase (decrease) in net assets	95	162	277	229
Net assets at December 31, 2019	468	515	680	953
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	(1)	3	18
Total realized gain (loss) on investments and capital gains distributions	18	24	(27)	—
Net unrealized appreciation (depreciation) of investments	38	75	32	(79)
Net increase (decrease) in net assets resulting from operations	55	98	8	(61)
Changes from principal transactions:
Premiums	9	15	41	19
Death benefits	—	—	—	—
Surrenders and withdrawals	(75)	(94)	(22)	(37)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(76)	(37)	(7)	(251)
Increase (decrease) in net assets derived from principal transactions	(142)	(116)	12	(269)
Total increase (decrease) in net assets	(87)	(18)	20	(330)
Net assets at December 31, 2020	$381	$497	$700	$623

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Invesco Oppenheimer V.I. Main Street Fund - Series II	Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II	Invesco Oppenheimer V.I. International Growth Fund - Series II
Net assets at January 1, 2019	$476	$1,260	$324	$1,167
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	(15)	(4)	—
Total realized gain (loss) on investments and capital gains distributions	72	57	48	75
Net unrealized appreciation (depreciation) of investments	60	273	78	184
Net increase (decrease) in net assets resulting from operations	130	315	122	259
Changes from principal transactions:
Premiums	(2)	4	(39)	6
Death benefits	—	—	—	—
Surrenders and withdrawals	(60)	(462)	(115)	(153)
Contract charges	—	(9)	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(21)	463	89	(321)
Increase (decrease) in net assets derived from principal transactions	(83)	(4)	(65)	(468)
Total increase (decrease) in net assets	47	311	57	(209)
Net assets at December 31, 2019	523	1,571	381	958
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(9)	(3)	—
Total realized gain (loss) on investments and capital gains distributions	50	33	41	10
Net unrealized appreciation (depreciation) of investments	14	238	99	206
Net increase (decrease) in net assets resulting from operations	64	262	137	216
Changes from principal transactions:
Premiums	—	4	(50)	1
Death benefits	—	—	—	(16)
Surrenders and withdrawals	(25)	(161)	(31)	(85)
Contract charges	—	(8)	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	42	(148)	(4)	157
Increase (decrease) in net assets derived from principal transactions	17	(313)	(85)	57
Total increase (decrease) in net assets	81	(51)	52	273
Net assets at December 31, 2020	$604	$1,520	$433	$1,231

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Invesco Oppenheimer V.I. Total Return Bond Fund - Service Shares	PIMCO All Asset Portfolio - Administrative Class	PIMCO Low Duration Portfolio - Administrative Class	PIMCO Real Return Portfolio - Administrative Class
Net assets at January 1, 2019	$100	$186	$1,630	$3,999
Increase (decrease) in net assets
Operations:
Net investment income (loss)	6	4	39	24
Total realized gain (loss) on investments and capital gains distributions	—	2	(3)	(164)
Net unrealized appreciation (depreciation) of investments	6	14	24	411
Net increase (decrease) in net assets resulting from operations	12	20	60	271
Changes from principal transactions:
Premiums	—	5	100	9
Death benefits	—	—	—	(290)
Surrenders and withdrawals	(22)	—	(324)	(335)
Contract charges	—	—	—	(16)
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	170	1	665	117
Increase (decrease) in net assets derived from principal transactions	148	6	441	(515)
Total increase (decrease) in net assets	160	26	501	(244)
Net assets at December 31, 2019	260	212	2,131	3,755
Increase (decrease) in net assets
Operations:
Net investment income (loss)	20	5	10	15
Total realized gain (loss) on investments and capital gains distributions	2	(16)	(1)	(50)
Net unrealized appreciation (depreciation) of investments	19	2	44	416
Net increase (decrease) in net assets resulting from operations	41	(9)	53	381
Changes from principal transactions:
Premiums	11	—	79	99
Death benefits	—	—	(14)	(186)
Surrenders and withdrawals	(11)	(1)	(60)	(350)
Contract charges	—	—	—	(15)
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	1,099	(132)	327	187
Increase (decrease) in net assets derived from principal transactions	1,099	(133)	332	(265)
Total increase (decrease) in net assets	1,140	(142)	385	116
Net assets at December 31, 2020	$1,400	$70	$2,516	$3,871

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	PIMCO Short- Term Portfolio - Administrative Class	PIMCO Total Return Portfolio - Administrative Class	ProFund VP Bull	ProFund VP Europe 30
Net assets at January 1, 2019	$2,299	$5,227	$6,415	$1,808
Increase (decrease) in net assets
Operations:
Net investment income (loss)	34	111	(107)	19
Total realized gain (loss) on investments and capital gains distributions	(1)	(6)	635	56
Net unrealized appreciation (depreciation) of investments	8	277	1,096	197
Net increase (decrease) in net assets resulting from operations	41	382	1,624	272
Changes from principal transactions:
Premiums	154	261	18	3
Death benefits	—	—	(49)	(11)
Surrenders and withdrawals	(475)	(947)	(1,156)	(238)
Contract charges	—	—	(47)	(13)
Cost of insurance and administrative charges	—	—	(3)	(1)
Transfers between Divisions (including fixed account), net	131	248	(35)	(5)
Increase (decrease) in net assets derived from principal transactions	(190)	(438)	(1,272)	(265)
Total increase (decrease) in net assets	(149)	(56)	352	7
Net assets at December 31, 2019	2,150	5,171	6,767	1,815
Increase (decrease) in net assets
Operations:
Net investment income (loss)	9	66	(107)	10
Total realized gain (loss) on investments and capital gains distributions	(3)	89	739	(8)
Net unrealized appreciation (depreciation) of investments	19	233	150	(218)
Net increase (decrease) in net assets resulting from operations	25	388	782	(216)
Changes from principal transactions:
Premiums	98	357	5	3
Death benefits	(25)	(15)	(239)	(67)
Surrenders and withdrawals	(225)	(437)	(616)	(134)
Contract charges	—	—	(44)	(11)
Cost of insurance and administrative charges	—	—	(2)	—
Transfers between Divisions (including fixed account), net	(144)	340	(91)	15
Increase (decrease) in net assets derived from principal transactions	(296)	245	(987)	(194)
Total increase (decrease) in net assets	(271)	633	(205)	(410)
Net assets at December 31, 2020	$1,879	$5,804	$6,562	$1,405

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	ProFund VP Rising Rates Opportunity	Putnam VT Income Fund - Class 1B	Putnam VT International Equity Fund - Class 1B	Putnam VT International Value Fund - Class 1B
Net assets at January 1, 2019 Increase (decrease) in net assets	$1,661	$725	$20	$7
Operations:
Net investment income (loss)	(24)	17	—	—
Total realized gain (loss) on investments and capital gains distributions	(62)	9	—	—
Net unrealized appreciation (depreciation) of investments	(228)	57	4	1
Net increase (decrease) in net assets resulting from operations	(314)	83	4	1
Changes from principal transactions:
Premiums	2	37	—	—
Death benefits	(13)	—	—	—
Surrenders and withdrawals	(117)	(116)	(1)	—
Contract charges	(9)	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	306	263	(2)	1
Increase (decrease) in net assets derived from principal transactions	169	184	(3)	1
Total increase (decrease) in net assets	(145)	267	1	2
Net assets at December 31, 2019	1,516	992	21	9
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(12)	42	—	—
Total realized gain (loss) on investments and capital gains distributions	(294)	22	—	—
Net unrealized appreciation (depreciation) of investments	(109)	(8)	2	—
Net increase (decrease) in net assets resulting from operations	(415)	56	2	—
Changes from principal transactions:
Premiums	2	60	1	—
Death benefits	(38)	—	—	—
Surrenders and withdrawals	(120)	(323)	(5)	—
Contract charges	(8)	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	301	345	—	1
Increase (decrease) in net assets derived from principal transactions	137	82	(4)	1
Total increase (decrease) in net assets	(278)	138	(2)	1
Net assets at December 31, 2020	$1,238	$1,130	$19	$10

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Putnam VT Mortgage Securities Fund - Class 1B	Putnam VT Multi-Cap Core Fund - Class IB Shares	Putnam VT Small Cap Value Fund - Class 1B	T. Rowe Price Blue Chip Growth Portfolio - II
Net assets at January 1, 2019	$906	$192	$265	$4,881
Increase (decrease) in net assets
Operations:
Net investment income (loss)	12	1	—	(42)
Total realized gain (loss) on investments and capital gains distributions	4	22	(5)	592
Net unrealized appreciation (depreciation) of investments	94	29	66	743
Net increase (decrease) in net assets resulting from operations	110	52	61	1,293
Changes from principal transactions:
Premiums	24	(4)	4	160
Death benefits	—	—	—	(15)
Surrenders and withdrawals	(184)	(49)	(64)	(607)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	41	—	32	(341)
Increase (decrease) in net assets derived from principal transactions	(119)	(53)	(28)	(803)
Total increase (decrease) in net assets	(9)	(1)	33	490
Net assets at December 31, 2019	897	191	298	5,371
Increase (decrease) in net assets
Operations:
Net investment income (loss)	88	1	1	(45)
Total realized gain (loss) on investments and capital gains distributions	(13)	8	(23)	710
Net unrealized appreciation (depreciation) of investments	(111)	23	35	880
Net increase (decrease) in net assets resulting from operations	(36)	32	13	1,545
Changes from principal transactions:
Premiums	42	(1)	1	88
Death benefits	(3)	—	—	—
Surrenders and withdrawals	(115)	(5)	(7)	(447)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	176	(1)	5	(158)
Increase (decrease) in net assets derived from principal transactions	100	(7)	(1)	(517)
Total increase (decrease) in net assets	64	25	12	1,028
Net assets at December 31, 2020	$961	$216	$310	$6,399

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	T. Rowe Price Health Sciences Portfolio - II	MFS VIT Utilities Series Portfolio - Service Class	Voya Balanced Portfolio - Class S	Voya Intermediate Bond Portfolio - Class A
Net assets at January 1, 2019	$4,618	$966	$2,385	$2,914
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(41)	43	26	66
Total realized gain (loss) on investments and capital gains distributions	477	33	295	12
Net unrealized appreciation (depreciation) of investments	741	201	79	166
Net increase (decrease) in net assets resulting from operations	1,177	277	400	244
Changes from principal transactions:
Premiums	88	19	3	225
Death benefits	(10)	—	—	—
Surrenders and withdrawals	(491)	(144)	(612)	(300)
Contract charges	—	—	(5)	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(430)	493	189	404
Increase (decrease) in net assets derived from principal transactions	(843)	368	(425)	329
Total increase (decrease) in net assets	334	645	(25)	573
Net assets at December 31, 2019	4,952	1,611	2,360	3,487
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(46)	14	25	83
Total realized gain (loss) on investments and capital gains distributions	758	60	132	62
Net unrealized appreciation (depreciation) of investments	730	(53)	107	33
Net increase (decrease) in net assets resulting from operations	1,442	21	264	178
Changes from principal transactions:
Premiums	44	34	133	134
Death benefits	—	—	(29)	(20)
Surrenders and withdrawals	(374)	(52)	(145)	(522)
Contract charges	—	—	(3)	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	143	(153)	48	812
Increase (decrease) in net assets derived from principal transactions	(187)	(171)	4	404
Total increase (decrease) in net assets	1,255	(150)	268	582
Net assets at December 31, 2020	$6,207	$1,461	$2,628	$4,069

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya Intermediate Bond Portfolio - Class S	Voya Balanced Income Portfolio - Adviser Class	Voya Balanced Income Portfolio - Service Class	Voya Balanced Income Portfolio - Service 2 Class
Net assets at January 1, 2019	$2,124,524	$1,945	$267,955	$4,648
Increase (decrease) in net assets
Operations:
Net investment income (loss)	30,718	72	7,729	126
Total realized gain (loss) on investments and capital gains distributions	4,906	118	20,738	254
Net unrealized appreciation (depreciation) of investments	122,982	131	13,871	352
Net increase (decrease) in net assets resulting from operations	158,606	321	42,338	732
Changes from principal transactions:
Premiums	8,869	55	2,116	183
Death benefits	(38,650)	(56)	(6,302)	(199)
Surrenders and withdrawals	(242,495)	(119)	(28,355)	(476)
Contract charges	(17,719)	—	(1,953)	(45)
Cost of insurance and administrative charges	(278)	—	(42)	(1)
Transfers between Divisions (including fixed account), net	77,374	7	2,289	835
Increase (decrease) in net assets derived from principal transactions	(212,899)	(113)	(32,247)	297
Total increase (decrease) in net assets	(54,293)	208	10,091	1,029
Net assets at December 31, 2019	2,070,231	2,153	278,046	5,677
Increase (decrease) in net assets
Operations:
Net investment income (loss)	30,804	45	4,703	93
Total realized gain (loss) on investments and capital gains distributions	53,132	(2)	14,990	242
Net unrealized appreciation (depreciation) of investments	27,576	(81)	(18,963)	(288)
Net increase (decrease) in net assets resulting from operations	111,512	(38)	730	47
Changes from principal transactions:
Premiums	7,583	103	2,768	5
Death benefits	(39,733)	(171)	(9,107)	(29)
Surrenders and withdrawals	(195,764)	(182)	(21,806)	(352)
Contract charges	(16,689)	—	(1,760)	(45)
Cost of insurance and administrative charges	(273)	—	(37)	(1)
Transfers between Divisions (including fixed account), net	89,105	(215)	2,506	(114)
Increase (decrease) in net assets derived from principal transactions	(155,771)	(465)	(27,436)	(536)
Total increase (decrease) in net assets	(44,259)	(503)	(26,706)	(489)
Net assets at December 31, 2020	$2,025,972	$1,650	$251,340	$5,188

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya Global Perspectives® Portfolio - Class A	Voya Government Liquid Assets Portfolio - Service Class	Voya Government Liquid Assets Portfolio - Service 2 Class	Voya High Yield Portfolio - Adviser Class
Net assets at January 1, 2019	$93,724	$317,669	$9,175	$746
Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,523	7	18	25
Total realized gain (loss) on investments and capital gains distributions	4,629	213	6	(14)
Net unrealized appreciation (depreciation) of investments	8,121	—	—	75
Net increase (decrease) in net assets resulting from operations	14,273	220	24	86
Changes from principal transactions:
Premiums	518	7,410	435	22
Death benefits	(1,825)	(12,306)	(89)	—
Surrenders and withdrawals	(9,336)	(163,088)	(1,788)	(115)
Contract charges	(963)	(2,047)	(23)	—
Cost of insurance and administrative charges	(13)	(105)	(1)	—
Transfers between Divisions (including fixed account), net	(1,893)	126,133	(242)	(151)
Increase (decrease) in net assets derived from principal transactions	(13,512)	(44,003)	(1,708)	(244)
Total increase (decrease) in net assets	761	(43,783)	(1,684)	(158)
Net assets at December 31, 2019	94,485	273,886	7,491	588
Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,234	(5,037)	(119)	24
Total realized gain (loss) on investments and capital gains distributions	3,705	121	4	(22)
Net unrealized appreciation (depreciation) of investments	6,937	—	—	25
Net increase (decrease) in net assets resulting from operations	11,876	(4,916)	(115)	27
Changes from principal transactions:
Premiums	360	6,226	1,778	27
Death benefits	(1,346)	(13,729)	(558)	(13)
Surrenders and withdrawals	(8,560)	(144,657)	(6,522)	(14)
Contract charges	(906)	(2,304)	(25)	—
Cost of insurance and administrative charges	(13)	(98)	(1)	—
Transfers between Divisions (including fixed account), net	555	221,948	7,221	31
Increase (decrease) in net assets derived from principal transactions	(9,910)	67,386	1,893	31
Total increase (decrease) in net assets	1,966	62,470	1,778	58
Net assets at December 31, 2020	$96,451	$336,356	$9,269	$646
The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
 SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
 (Dollars in thousands)

	Voya High Yield Portfolio - Service Class	Voya Large Cap Growth Portfolio - Adviser Class	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Growth Portfolio - Service Class
Net assets at January 1, 2019	$248,526	$1,321,041	$61	$1,111,621
Increase (decrease) in net assets
Operations:
Net investment income (loss)	8,927	(23,964)	—	(15,906)
Total realized gain (loss) on investments and capital gains distributions	(3,908)	311,579	8	201,609
Net unrealized appreciation (depreciation) of investments	26,696	81,831	7	129,413
Net increase (decrease) in net assets resulting from operations	31,715	369,446	15	315,116
Changes from principal transactions:
Premiums	2,016	7,382	(19)	1,774
Death benefits	(8,262)	(27,570)	—	(28,766)
Surrenders and withdrawals	(26,553)	(166,019)	—	(138,357)
Contract charges	(1,564)	(10,453)	—	(7,678)
Cost of insurance and administrative charges	(62)	(185)	—	(204)
Transfers between Divisions (including fixed account), net	4,056	(35,945)	—	(31,926)
Increase (decrease) in net assets derived from principal transactions	(30,369)	(232,790)	(19)	(205,157)
Total increase (decrease) in net assets	1,346	136,656	(4)	109,959
Net assets at December 31, 2019	249,872	1,457,697	57	1,221,580
Increase (decrease) in net assets
Operations:
Net investment income (loss)	7,718	(25,524)	—	(17,835)
Total realized gain (loss) on investments and capital gains distributions	(6,268)	231,000	7	154,125
Net unrealized appreciation (depreciation) of investments	4,991	162,120	10	170,788
Net increase (decrease) in net assets resulting from operations	6,441	367,596	17	307,078
Changes from principal transactions:
Premiums	815	5,066	—	334
Death benefits	(6,186)	(27,236)	—	(31,987)
Surrenders and withdrawals	(19,832)	(135,414)	—	(109,849)
Contract charges	(1,323)	(10,256)	—	(7,394)
Cost of insurance and administrative charges	(37)	(177)	—	(201)
Transfers between Divisions (including fixed account), net	(9,942)	(48,148)	—	(57,707)
Increase (decrease) in net assets derived from principal transactions	(36,505)	(216,165)	—	(206,804)
Total increase (decrease) in net assets	(30,064)	151,431	17	100,274
Net assets at December 31, 2020	$219,808	$1,609,128	$74	$1,321,854

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
 SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya Large Cap Growth Portfolio - Service 2 Class	Voya Large Cap Value Portfolio - Adviser Class	Voya Large Cap Value Portfolio - Service Class	Voya Limited Maturity Bond Portfolio - Service Class
Net assets at January 1, 2019	$12,351	$359	$601,195	$21,661
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(211)	3	284	(7)
Total realized gain (loss) on investments and capital gains distributions	2,216	29	39,377	(124)
Net unrealized appreciation (depreciation) of investments	1,425	50	88,878	620
Net increase (decrease) in net assets resulting from operations	3,430	82	128,539	489
Changes from principal transactions:
Premiums	30	—	3,283	2
Death benefits	(158)	—	(13,895)	(1,266)
Surrenders and withdrawals	(1,592)	(14)	(76,097)	(2,067)
Contract charges	(110)	—	(4,396)	(22)
Cost of insurance and administrative charges	(2)	—	(131)	(7)
Transfers between Divisions (including fixed account), net	(537)	1	(5,706)	88
Increase (decrease) in net assets derived from principal transactions	(2,369)	(13)	(96,942)	(3,272)
Total increase (decrease) in net assets	1,061	69	31,597	(2,783)
Net assets at December 31, 2019	13,412	428	632,792	18,878
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(231)	4	1,565	60
Total realized gain (loss) on investments and capital gains distributions	1,686	22	34,553	17
Net unrealized appreciation (depreciation) of investments	1,841	(23)	(20,150)	184
Net increase (decrease) in net assets resulting from operations	3,296	3	15,968	261
Changes from principal transactions:
Premiums	5	1	2,524	4
Death benefits	(310)	—	(12,057)	(1,062)
Surrenders and withdrawals	(1,530)	(8)	(48,751)	(1,409)
Contract charges	(106)	—	(3,673)	(18)
Cost of insurance and administrative charges	(2)	—	(103)	(8)
Transfers between Divisions (including fixed account), net	(459)	(61)	(5,565)	34
Increase (decrease) in net assets derived from principal transactions	(2,402)	(68)	(67,625)	(2,459)
Total increase (decrease) in net assets	894	(65)	(51,657)	(2,198)
Net assets at December 31, 2020	$14,306	$363	$581,135	$16,680

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class
Net assets at January 1, 2019	$310,189	$2,342,173	$1,598,446	$864,522
Increase (decrease) in net assets
Operations:
Net investment income (loss)	332	1,896	2,451	1,964
Total realized gain (loss) on investments and capital gains distributions	6,152	280,036	154,124	54,395
Net unrealized appreciation (depreciation) of investments	28,882	149,387	114,510	68,526
Net increase (decrease) in net assets resulting from operations	35,366	431,319	271,085	124,885
Changes from principal transactions:
Premiums	2,881	10,905	7,695	7,298
Death benefits	(11,113)	(41,695)	(40,984)	(23,203)
Surrenders and withdrawals	(35,380)	(259,718)	(170,478)	(88,333)
Contract charges	(2,925)	(23,571)	(13,892)	(7,550)
Cost of insurance and administrative charges	(51)	(515)	(289)	(161)
Transfers between Divisions (including fixed account), net	23,474	(23,462)	(11,002)	9,354
Increase (decrease) in net assets derived from principal transactions	(23,114)	(338,056)	(228,950)	(102,595)
Total increase (decrease) in net assets	12,252	93,263	42,135	22,290
Net assets at December 31, 2019	322,441	2,435,436	1,640,581	886,812
Increase (decrease) in net assets
Operations:
Net investment income (loss)	159	12,921	7,094	3,214
Total realized gain (loss) on investments and capital gains distributions	8,262	181,029	109,287	45,771
Net unrealized appreciation (depreciation) of investments	18,021	50,575	44,186	31,657
Net increase (decrease) in net assets resulting from operations	26,442	244,525	160,567	80,642
Changes from principal transactions:
Premiums	3,502	8,448	8,078	7,827
Death benefits	(11,134)	(48,732)	(47,923)	(31,006)
Surrenders and withdrawals	(32,178)	(208,283)	(133,850)	(71,816)
Contract charges	(2,889)	(21,789)	(12,923)	(7,032)
Cost of insurance and administrative charges	(49)	(483)	(271)	(150)
Transfers between Divisions (including fixed account), net	26,654	(22,299)	(6,906)	1,262
Increase (decrease) in net assets derived from principal transactions	(16,094)	(293,138)	(193,795)	(100,915)
Total increase (decrease) in net assets	10,348	(48,613)	(33,228)	(20,273)
Net assets at December 31, 2020	$332,789	$2,386,823	$1,607,353	$866,539

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya U.S. Stock Index Portfolio - Service Class	VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class	VY® Clarion Global Real Estate Portfolio - Adviser Class
Net assets at January 1, 2019	$—	$707	$148,078	$256
Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,500	8	672	4
Total realized gain (loss) on investments and capital gains distributions	44	1	(3,641)	(1)
Net unrealized appreciation (depreciation) of investments	1,638	39	11,904	54
Net increase (decrease) in net assets resulting from operations	4,182	48	8,935	57
Changes from principal transactions:
Premiums	111	12	861	(4)
Death benefits	(379)	—	(3,036)	—
Surrenders and withdrawals	(1,806)	(159)	(19,793)	(21)
Contract charges	(80)	—	(1,253)	—
Cost of insurance and administrative charges	(1)	—	(18)	—
Transfers between Divisions (including fixed account), net	220,752	123	5,969	(4)
Increase (decrease) in net assets derived from principal transactions	218,597	(24)	(17,270)	(29)
Total increase (decrease) in net assets	222,779	24	(8,335)	28
Net assets at December 31, 2019	222,779	731	139,743	284
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(217)	6	(332)	9
Total realized gain (loss) on investments and capital gains distributions	7,997	2	925	5
Net unrealized appreciation (depreciation) of investments	23,241	89	11,838	(33)
Net increase (decrease) in net assets resulting from operations	31,021	97	12,431	(19)
Changes from principal transactions:
Premiums	658	123	818	19
Death benefits	(5,037)	—	(3,688)	—
Surrenders and withdrawals	(18,482)	(26)	(15,492)	(44)
Contract charges	(1,528)	—	(1,225)	—
Cost of insurance and administrative charges	(19)	—	(18)	—
Transfers between Divisions (including fixed account), net	(6,222)	720	19,334	(49)
Increase (decrease) in net assets derived from principal transactions	(30,630)	817	(271)	(74)
Total increase (decrease) in net assets	391	914	12,160	(93)
Net assets at December 31, 2020	$223,170	$1,645	$151,903	$191

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
 SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	VY® Clarion Global Real Estate Portfolio - Service Class	VY® Clarion Global Real Estate Portfolio - Service 2 Class	VY® Clarion Real Estate Portfolio - Adviser Class	VY® Clarion Real Estate Portfolio - Service Class
Net assets at January 1, 2019	$56,621	$734	$591	$110,260
Increase (decrease) in net assets
Operations:
Net investment income (loss)	557	5	8	382
Total realized gain (loss) on investments and capital gains distributions	4,180	60	(5)	16,053
Net unrealized appreciation (depreciation) of investments	7,334	92	149	11,034
Net increase (decrease) in net assets resulting from operations	12,071	157	152	27,469
Changes from principal transactions:
Premiums	125	4	38	236
Death benefits	(1,320)	(14)	(2)	(3,013)
Surrenders and withdrawals	(7,059)	(102)	(99)	(15,117)
Contract charges	(477)	(9)	—	(672)
Cost of insurance and administrative charges	(8)	—	—	(34)
Transfers between Divisions (including fixed account), net	(1,188)	(2)	(18)	(2,050)
Increase (decrease) in net assets derived from principal transactions	(9,927)	(123)	(81)	(20,650)
Total increase (decrease) in net assets	2,144	34	71	6,819
Net assets at December 31, 2019	58,765	768	662	117,079
Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,919	22	9	569
Total realized gain (loss) on investments and capital gains distributions	5,805	66	44	20,790
Net unrealized appreciation (depreciation) of investments	(12,088)	(148)	(108)	(31,688)
Net increase (decrease) in net assets resulting from operations	(4,364)	(60)	(55)	(10,329)
Changes from principal transactions:
Premiums	13	—	29	82
Death benefits	(1,229)	(1)	—	(3,509)
Surrenders and withdrawals	(4,190)	(45)	(14)	(10,320)
Contract charges	(373)	(7)	—	(522)
Cost of insurance and administrative charges	(7)	—	—	(28)
Transfers between Divisions (including fixed account), net	489	8	(46)	1,244
Increase (decrease) in net assets derived from principal transactions	(5,297)	(45)	(31)	(13,053)
Total increase (decrease) in net assets	(9,661)	(105)	(86)	(23,382)
Net assets at December 31, 2020	$49,104	$663	$576	$93,697

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	VY® Clarion Real Estate Portfolio - Service 2 Class	VY® Invesco Growth and Income Portfolio - Adviser Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service 2 Class
Net assets at January 1, 2019	$9,719	$1,010	$260,912	$24,265
Increase (decrease) in net assets
Operations:
Net investment income (loss)	8	11	1,835	111
Total realized gain (loss) on investments and capital gains distributions	1,509	10	23,347	3,406
Net unrealized appreciation (depreciation) of investments	886	170	30,472	1,609
Net increase (decrease) in net assets resulting from operations	2,403	191	55,654	5,126
Changes from principal transactions:
Premiums	20	41	1,989	114
Death benefits	(331)	—	(10,052)	(375)
Surrenders and withdrawals	(1,000)	(105)	(28,778)	(3,315)
Contract charges	(97)	—	(1,232)	(211)
Cost of insurance and administrative charges	(2)	—	(55)	(3)
Transfers between Divisions (including fixed account), net	(349)	(367)	(6,113)	(154)
Increase (decrease) in net assets derived from principal transactions	(1,759)	(431)	(44,241)	(3,944)
Total increase (decrease) in net assets	644	(240)	11,413	1,182
Net assets at December 31, 2019	10,363	770	272,325	25,447
Increase (decrease) in net assets
Operations:
Net investment income (loss)	34	8	861	31
Total realized gain (loss) on investments and capital gains distributions	1,800	(104)	(3,600)	(244)
Net unrealized appreciation (depreciation) of investments	(2,789)	118	182	96
Net increase (decrease) in net assets resulting from operations	(955)	22	(2,557)	(117)
Changes from principal transactions:
Premiums	1	49	850	61
Death benefits	(200)	—	(8,596)	(550)
Surrenders and withdrawals	(999)	(48)	(20,255)	(1,737)
Contract charges	(79)	—	(954)	(168)
Cost of insurance and administrative charges	(1)	—	(46)	(2)
Transfers between Divisions (including fixed account), net	290	(10)	(5,311)	(176)
Increase (decrease) in net assets derived from principal transactions	(988)	(9)	(34,312)	(2,572)
Total increase (decrease) in net assets	(1,943)	13	(36,869)	(2,689)
Net assets at December 31, 2020	$8,420	$783	$235,456	$22,758

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class	VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class
Net assets at January 1, 2019	$1,568	$258,107	$8,933	$1,248
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(16)	(4,962)	(180)	(10)
Total realized gain (loss) on investments and capital gains distributions	163	18,273	514	305
Net unrealized appreciation (depreciation) of investments	284	59,203	2,134	(26)
Net increase (decrease) in net assets resulting from operations	431	72,514	2,468	269
Changes from principal transactions:
Premiums	40	1,054	19	42
Death benefits	—	(4,970)	(108)	—
Surrenders and withdrawals	(194)	(29,025)	(1,057)	(66)
Contract charges	—	(2,255)	(90)	—
Cost of insurance and administrative charges	—	(43)	(1)	—
Transfers between Divisions (including fixed account), net	(171)	(661)	(168)	(258)
Increase (decrease) in net assets derived from principal transactions	(325)	(35,900)	(1,405)	(282)
Total increase (decrease) in net assets	106	36,614	1,063	(13)
Net assets at December 31, 2019	1,674	294,721	9,996	1,235
Net investment income (loss)	(12)	(3,842)	(156)	(9)
Increase (decrease) in net assets
Operations:
Total realized gain (loss) on investments and capital gains distributions	92	23,747	891	(176)
Net unrealized appreciation (depreciation) of investments	260	56,579	1,986	331
Net increase (decrease) in net assets resulting from operations	340	76,484	2,721	146
Changes from principal transactions:
Premiums	35	919	6	20
Death benefits	—	(5,150)	(112)	—
Surrenders and withdrawals	(139)	(28,153)	(930)	(46)
Contract charges	—	(2,117)	(87)	—
Cost of insurance and administrative charges	—	(40)	(1)	—
Transfers between Divisions (including fixed account), net	(352)	(13,759)	(289)	7
Increase (decrease) in net assets derived from principal transactions	(456)	(48,300)	(1,413)	(19)
Total increase (decrease) in net assets	(116)	28,184	1,308	127
Net assets at December 31, 2020	$1,558	$322,905	$11,304	$1,362

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	VY® Morgan Stanley Global Franchise Portfolio - Adviser Class	VY® Morgan Stanley Global Franchise Portfolio - Service Class	VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class	VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class
Net assets at January 1, 2019	$1,906	$238,037	$34,473	$34,998
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(5)	(2,521)	(458)	201
Total realized gain (loss) on investments and capital gains distributions	235	24,929	4,115	2,438
Net unrealized appreciation (depreciation) of investments	280	38,570	5,137	5,451
Net increase (decrease) in net assets resulting from operations	510	60,978	8,794	8,090
Changes from principal transactions:
Premiums	35	1,450	68	2,238
Death benefits	—	(4,533)	(537)	(26)
Surrenders and withdrawals	(242)	(29,062)	(3,827)	(3,118)
Contract charges	—	(1,884)	(301)	—
Cost of insurance and administrative charges	—	(36)	(5)	(1)
Transfers between Divisions (including fixed account), net	(64)	(4,568)	(779)	1,084
Increase (decrease) in net assets derived from principal transactions	(271)	(38,633)	(5,381)	177
Total increase (decrease) in net assets	239	22,345	3,413	8,267
Net assets at December 31, 2019	2,145	260,382	37,886	43,265
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(6)	(2,682)	(473)	125
Total realized gain (loss) on investments and capital gains distributions	188	17,484	2,714	3,501
Net unrealized appreciation (depreciation) of investments	55	10,762	1,534	2,913
Net increase (decrease) in net assets resulting from operations	237	25,564	3,775	6,539
Changes from principal transactions:
Premiums	35	655	293	3,110
Death benefits	—	(4,982)	(744)	(17)
Surrenders and withdrawals	(131)	(21,608)	(3,391)	(2,206)
Contract charges	—	(1,748)	(288)	—
Cost of insurance and administrative charges	—	(32)	(5)	(1)
Transfers between Divisions (including fixed account), net	(26)	(3,343)	(48)	(2,265)
Increase (decrease) in net assets derived from principal transactions	(122)	(31,058)	(4,183)	(1,379)
Total increase (decrease) in net assets	115	(5,494)	(408)	5,160
Net assets at December 31, 2020	$2,260	$254,888	$37,478	$48,425

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class	VY® T. Rowe Price Equity Income Portfolio - Adviser Class	VY® T. Rowe Price International Stock Portfolio - Adviser Class
Net assets at January 1, 2019	$2,189,453	$51,188	$1,102	$547
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(7,718)	(307)	16	(4)
Total realized gain (loss) on investments and capital gains distributions	200,129	4,315	310	46
Net unrealized appreciation (depreciation) of investments	276,383	6,602	(62)	122
Net increase (decrease) in net assets resulting from operations	468,794	10,610	264	164
Changes from principal transactions:
Premiums	15,996	212	27	8
Death benefits	(52,612)	(706)	—	—
Surrenders and withdrawals	(277,963)	(7,519)	(104)	(65)
Contract charges	(16,472)	(443)	—	—
Cost of insurance and administrative charges	(301)	(6)	—	—
Transfers between Divisions (including fixed account), net	46,330	(43)	4	218
Increase (decrease) in net assets derived from principal transactions	(285,022)	(8,505)	(73)	161
Total increase (decrease) in net assets	183,772	2,105	191	325
Net assets at December 31, 2019	2,373,225	53,293	1,293	872
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(10,606)	(359)	36	4
Total realized gain (loss) on investments and capital gains distributions	223,456	4,471	(145)	(43)
Net unrealized appreciation (depreciation) of investments	126,089	3,109	79	38
Net increase (decrease) in net assets resulting from operations	338,939	7,221	(30)	(1)
Changes from principal transactions:
Premiums	14,315	76	48	24
Death benefits	(52,111)	(599)	—	(11)
Surrenders and withdrawals	(203,634)	(7,655)	(49)	(240)
Contract charges	(15,607)	(410)	—	—
Cost of insurance and administrative charges	(287)	(6)	—	—
Transfers between Divisions (including fixed account), net	(5,188)	254	24	(160)
Increase (decrease) in net assets derived from principal transactions	(262,512)	(8,340)	23	(387)
Total increase (decrease) in net assets	76,427	(1,119)	(7)	(388)
Net assets at December 31, 2020	$2,449,652	$52,174	$1,286	$484

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	VY® T. Rowe Price International Stock Portfolio - Service Class	Voya Global Bond Portfolio - Adviser Class	Voya Global Bond Portfolio - Service Class	Voya International High Dividend Low Volatility Portfolio - Adviser Class
Net assets at January 1, 2019	$118,120	$539	$3,612	$604
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,321)	8	59	3
Total realized gain (loss) on investments and capital gains distributions	9,609	10	33	51
Net unrealized appreciation (depreciation) of investments	19,978	13	140	33
Net increase (decrease) in net assets resulting from operations	28,266	31	232	87
Changes from principal transactions:
Premiums	597	(105)	139	44
Death benefits	(2,743)	—	(46)	—
Surrenders and withdrawals	(12,395)	—	(334)	(30)
Contract charges	(942)	—	(17)	—
Cost of insurance and administrative charges	(15)	—	—	—
Transfers between Divisions (including fixed account), net	(1,409)	1	(109)	(44)
Increase (decrease) in net assets derived from principal transactions	(16,907)	(104)	(367)	(30)
Total increase (decrease) in net assets	11,359	(73)	(135)	57
Net assets at December 31, 2019	129,479	466	3,477	661
Increase (decrease) in net assets
Operations:
Net investment income (loss)	816	7	54	15
Total realized gain (loss) on investments and capital gains distributions	4,611	(11)	(19)	55
Net unrealized appreciation (depreciation) of investments	8,217	29	209	(67)
Net increase (decrease) in net assets resulting from operations	13,644	25	244	3
Changes from principal transactions:
Premiums	706	7	99	19
Death benefits	(2,076)	—	(107)	—
Surrenders and withdrawals	(10,381)	—	(225)	(65)
Contract charges	(868)	—	(16)	—
Cost of insurance and administrative charges	(13)	—	—	—
Transfers between Divisions (including fixed account), net	360	(1)	(47)	167
Increase (decrease) in net assets derived from principal transactions	(12,272)	6	(296)	121
Total increase (decrease) in net assets	1,372	31	(52)	124
Net assets at December 31, 2020	$130,851	$497	$3,425	$785
The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya International High Dividend Low Volatility Portfolio - Service Class	Voya Solution 2025 Portfolio - Adviser Class	Voya Solution 2025 Portfolio - Service Class	Voya Solution 2035 Portfolio - Adviser Class
Net assets at January 1, 2019	$289,679	$431	$13,131	$230
Increase (decrease) in net assets
Operations:
Net investment income (loss)	206	7	170	3
Total realized gain (loss) on investments and capital gains distributions	32,185	34	1,188	15
Net unrealized appreciation (depreciation) of investments	7,098	33	734	33
Net increase (decrease) in net assets resulting from operations	39,489	74	2,092	51
Changes from principal transactions:
Premiums	1,177	7	4	—
Death benefits	(5,179)	—	—	—
Surrenders and withdrawals	(31,171)	(19)	(1,735)	(43)
Contract charges	(2,243)	—	(86)	—
Cost of insurance and administrative charges	(40)	—	(1)	—
Transfers between Divisions (including fixed account), net	745	(6)	62	2
Increase (decrease) in net assets derived from principal transactions	(36,711)	(18)	(1,756)	(41)
Total increase (decrease) in net assets	2,778	56	336	10
Net assets at December 31, 2019	292,457	487	13,467	240
Increase (decrease) in net assets
Operations:
Net investment income (loss)	4,006	7	124	1
Total realized gain (loss) on investments and capital gains distributions	31,151	25	636	(5)
Net unrealized appreciation (depreciation) of investments	(45,763)	47	675	9
Net increase (decrease) in net assets resulting from operations	(10,606)	79	1,435	5
Changes from principal transactions:
Premiums	750	2	52	—
Death benefits	(5,197)	—	(235)	—
Surrenders and withdrawals	(22,718)	(17)	(658)	(104)
Contract charges	(1,856)	—	(79)	—
Cost of insurance and administrative charges	(36)	—	—	—
Transfers between Divisions (including fixed account), net	3,215	167	(200)	(29)
Increase (decrease) in net assets derived from principal transactions	(25,842)	152	(1,120)	(133)
Total increase (decrease) in net assets	(36,448)	231	315	(128)
Net assets at December 31, 2020	$256,009	$718	$13,782	$112

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya Solution 2035 Portfolio - Service Class	Voya Solution 2045 Portfolio - Adviser Class	Voya Solution 2045 Portfolio - Service Class	Voya Solution 2055 Portfolio - Adviser Class
Net assets at January 1, 2019	$7,448	$72	$794	$89
Increase (decrease) in net assets
Operations:
Net investment income (loss)	93	—	6	—
Total realized gain (loss) on investments and capital gains distributions	751	10	109	3
Net unrealized appreciation (depreciation)of investments	655	7	53	9
Net increase (decrease) in net assets resulting from operations	1,499	17	168	12
Changes from principal transactions:
Premiums	1	11	1	—
Death benefits	—	—	—	—
Surrenders and withdrawals	(434)	—	(102)	—
Contract charges	(52)	—	(5)	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(17)	(1)	(11)	(94)
Increase (decrease) in net assets derived from principal transactions	(502)	10	(117)	(94)
Total increase (decrease) in net assets	997	27	51	(82)
Net assets at December 31, 2019	8,445	99	845	7
Increase (decrease) in net assets
Operations:
Net investment income (loss)	62	—	4	—
Total realized gain (loss) on investments and capital gains distributions	627	4	60	—
Net unrealized appreciation (depreciation)of investments	355	7	64	1
Net increase (decrease) in net assets resulting from operations	1,044	11	128	1
Changes from principal transactions:
Premiums	1	—	1	—
Death benefits	(164)	—	—	—
Surrenders and withdrawals	(565)	—	(16)	—
Contract charges	(53)	—	(5)	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	159	(22)	(18)	—
Increase (decrease) in net assets derived from principal transactions	(622)	(22)	(38)	—
Total increase (decrease) in net assets	422	(11)	90	1
Net assets at December 31, 2020	$8,867	$88	$935	$8

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya Solution Income Portfolio - Adviser Class	Voya Solution Income Portfolio - Service Class	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® American Century Small- Mid Cap Value Portfolio - Adviser Class
Net assets at January 1, 2019	$766	$13,547	$510,312	$1,050
Increase (decrease) in net assets
Operations:
Net investment income (loss)	11	241	2,952	3
Total realized gain (loss) on investments and capital gains distributions	21	379	45,832	116
Net unrealized appreciation (depreciation) of investments	47	939	50,793	174
Net increase (decrease) in net assets resulting from operations	79	1,559	99,577	293
Changes from principal transactions:
Premiums	6	245	1,612	—
Death benefits	—	(168)	(9,186)	—
Surrenders and withdrawals	(26)	(2,061)	(46,556)	(69)
Contract charges	—	(80)	(4,961)	—
Cost of insurance and administrative charges	—	(1)	(79)	—
Transfers between Divisions (including fixed account), net	(127)	408	(10,637)	(101)
Increase (decrease) in net assets derived from principal transactions	(147)	(1,657)	(69,807)	(170)
Total increase (decrease) in net assets	(68)	(98)	29,770	123
Net assets at December 31, 2019	698	13,449	540,082	1,173
Increase (decrease) in net assets
Operations:
Net investment income (loss)	11	166	1,152	4
Total realized gain (loss) on investments and capital gains distributions	12	203	35,482	(83)
Net unrealized appreciation (depreciation) of investments	60	914	18,845	101
Net increase (decrease) in net assets resulting from operations	83	1,283	55,479	22
Changes from principal transactions:
Premiums	(3)	192	1,278	105
Death benefits	—	(396)	(9,113)	—
Surrenders and withdrawals	(74)	(1,356)	(39,752)	(40)
Contract charges	—	(70)	(4,601)	—
Cost of insurance and administrative charges	—	(1)	(75)	—
Transfers between Divisions (including fixed acccount), net	95	(351)	(8,287)	(26)
Increase (decrease) in net assets derived from principal transactions	18	(1,982)	(60,550)	39
Total increase (decrease) in net assets	101	(699)	(5,071)	61
Net assets at December 31, 2020	$799	$12,750	$535,011	$1,234

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	VY® American Century Small- Mid Cap Value Portfolio - Service Class	VY® Baron Growth Portfolio - Adviser Class	VY® Columbia Contrarian Core Portfolio - Adviser Class	VY® Columbia Small Cap Value II Portfolio - Adviser Class
Net assets at January 1, 2019	$2,269	$1,156	$750	$750
Increase (decrease) in net assets
Operations:
Net investment income (loss)	6	(11)	6	(6)
Total realized gain (loss) on investments and capital gains distributions	114	685	336	60
Net unrealized appreciation (depreciation) of investments	509	(250)	(110)	72
Net increase (decrease) in net assets resulting from operations	629	424	232	126
Changes from principal transactions:
Premiums	1	(47)	82	4
Death benefits	(25)	—	—	—
Surrenders and withdrawals	(457)	(178)	(49)	(68)
Contract charges	(14)	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	78	68	(36)	(202)
Increase (decrease) in net assets derived from principal transactions	(417)	(157)	(3)	(266)
Total increase (decrease) in net assets	212	267	229	(140)
Net assets at December 31, 2019	2,481	1,423	979	610
Increase (decrease) in net assets
Operations:
Net investment income (loss)	7	(11)	(8)	(3)
Total realized gain (loss) on investments and capital gains distributions	(46)	(101)	(68)	(35)
Net unrealized appreciation (depreciation) of investments	56	551	283	63
Net increase (decrease) in net assets resulting from operations	17	439	207	25
Changes from principal transactions:
Premiums	13	(23)	30	9
Death benefits	(85)	—	—	—
Surrenders and withdrawals	(205)	(110)	(25)	(32)
Contract charges	(10)	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	(56)	(147)	12	(85)
Increase (decrease) in net assets derived from principal transactions	(343)	(280)	17	(108)
Total increase (decrease) in net assets	(326)	159	224	(83)
Net assets at December 31, 2020	$2,155	$1,582	$1,203	$527

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)
	VY® Columbia Small Cap Value II Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Adviser Class	VY® Invesco Equity and Income Portfolio - Initial Class	VY® Invesco Equity and Income Portfolio - Service Class
Net assets at January 1, 2019	$67,084	$1,116	$834	$406,188
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,013)	10	11	106
Total realized gain (loss) on investments and capital gains distributions	16,537	57	78	14,187
Net unrealized appreciation (depreciation) of investments	(3,886)	123	64	53,982
Net increase (decrease) in net assets resulting from operations	11,638	190	153	68,275
Changes from principal transactions:
Premiums	126	114	—	494
Death benefits	(1,221)	—	(21)	(12,406)
Surrenders and withdrawals	(7,494)	(61)	(54)	(45,008)
Contract charges	(566)	—	—	(2,290)
Cost of insurance and administrative charges	(8)	—	9	(94)
Transfers between Divisions (including fixed account), net	(1,235)	(155)	(6)	(6,003)
Increase (decrease) in net assets derived from principal transactions	(10,398)	(102)	(72)	(65,307)
Total increase (decrease) in net assets	1,240	88	81	2,968
Net assets at December 31, 2019	68,324	1,204	915	409,156
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(585)	8	8	(347)
Total realized gain (loss) on investments and capital gains distributions	8,052	43	97	5,041
Net unrealized appreciation (depreciation) of investments	(3,418)	50	(45)	20,117
Net increase (decrease) in net assets resulting from operations	4,049	101	60	24,811
Changes from principal transactions:
Premiums	34	16	—	108
Death benefits	(948)	(27)	(135)	(13,338)
Surrenders and withdrawals	(4,865)	(11)	(56)	(29,041)
Contract charges	(442)	—	—	(1,952)
Cost of insurance and administrative charges	(7)	—	—	(78)
Transfers between Divisions (including fixed acccount), net	(1,330)	46	(18)	(9,844)
Increase (decrease) in net assets derived from principal transactions	(7,558)	24	(209)	(54,145)
Total increase (decrease) in net assets	(3,509)	125	(149)	(29,334)
Net assets at December 31, 2020	$64,815	$1,329	$766	$379,822

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	VY® Invesco Equity and Income Portfolio - Service 2 Class	VY® Invesco Oppenheimer Global Portfolio - Adviser Class	VY® Invesco Oppenheimer Global Portfolio - Initial Class	VY® Invesco Oppenheimer Global Portfolio - Service Class
Net assets at January 1, 2019	$314,791	$1,004	$2,562	$120,046
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(251)	(7)	(19)	(1,911)
Total realized gain (loss) on investments and capital gains distributions	14,940	167	622	22,463
Net unrealized appreciation (depreciation) of investments	37,988	96	134	12,362
Net increase (decrease) in net assets resulting from operations	52,677	256	737	32,914
Changes from principal transactions:
Premiums	1,599	24	1	418
Death benefits	(5,190)	—	(67)	(2,102)
Surrenders and withdrawals	(32,517)	(123)	(286)	(12,515)
Contract charges	(2,988)	—	—	(964)
Cost of insurance and administrative charges	(39)	—	(1)	(14)
Transfers between Divisions (including fixed account), net	(5,908)	(205)	(23)	(6,623)
Increase (decrease) in net assets derived from principal transactions	(45,043)	(304)	(376)	(21,800)
Total increase (decrease) in net assets	7,634	(48)	361	11,114
Net assets at December 31, 2019	322,425	956	2,923	131,160
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(554)	(1)	(1)	(915)
Total realized gain (loss) on investments and capital gains distributions	7,350	(34)	287	2,924
Net unrealized appreciation (depreciation) of investments	12,775	211	392	25,922
Net increase (decrease) in net assets resulting from operations	19,571	176	678	27,931
Changes from principal transactions:
Premiums	2,317	37	—	527
Death benefits	(7,008)	—	(138)	(2,300)
Surrenders and withdrawals	(27,604)	(69)	(159)	(11,378)
Contract charges	(2,648)	—	—	(859)
Cost of insurance and administrative charges	(36)	—	—	(13)
Transfers between Divisions (including fixed acccount), net	(4,260)	(164)	(59)	(8,172)
Increase (decrease) in net assets derived from principal transactions	(39,239)	(196)	(356)	(22,195)
Total increase (decrease) in net assets	(19,668)	(20)	322	5,736
Net assets at December 31, 2020	$302,757	$936	$3,245	$136,896

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	VY® JPMorgan Mid Cap Value Portfolio - Adviser Class	VY® JPMorgan Mid Cap Value Portfolio - Service Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class
Net assets at January 1, 2019	$1,841	$92,097	$696	$6,589
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(4)	(811)	(7)	(66)
Total realized gain (loss) on investments and capital gains distributions	215	9,999	106	1,175
Net unrealized appreciation (depreciation) of investments	220	11,824	140	1,151
Net increase (decrease) in net assets resulting from operations	431	21,012	239	2,260
Changes from principal transactions:
Premiums	(3)	105	3	65
Death benefits	—	(1,407)	—	(91)
Surrenders and withdrawals	(133)	(10,412)	(139)	(1,030)
Contract charges	—	(725)	—	(46)
Cost of insurance and administrative charges	—	(10)	—	—
Transfers between Divisions (including fixed account), net	(121)	(2,795)	45	(64)
Increase (decrease) in net assets derived from principal transactions	(257)	(15,244)	(91)	(1,166)
Total increase (decrease) in net assets	174	5,768	148	1,094
Net assets at December 31, 2019	2,015	97,865	844	7,683
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(478)	(9)	(74)
Total realized gain (loss) on investments and capital gains distributions	26	554	86	755
Net unrealized appreciation (depreciation) of investments	(64)	(3,404)	205	1,516
Net increase (decrease) in net assets resulting from operations	(38)	(3,328)	282	2,197
Changes from principal transactions:
Premiums	32	54	38	34
Death benefits	—	(1,494)	—	(159)
Surrenders and withdrawals	(165)	(7,131)	(39)	(426)
Contract charges	—	(566)	—	(43)
Cost of insurance and administrative charges	—	(8)	—	—
Transfers between Divisions (including fixed acccount), net	(151)	(2,820)	120	(192)
Increase (decrease) in net assets derived from principal transactions	(284)	(11,965)	119	(786)
Total increase (decrease) in net assets	(322)	(15,293)	401	1,411
Net assets at December 31, 2020	$1,693	$82,572	$1,245	$9,094

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	VY® T. Rowe Price Growth Equity Portfolio - Adviser Class	Voya Strategic Allocation Conservative Portfolio - Class S	Voya Strategic Allocation Growth Portfolio - Class S	Voya Strategic Allocation Moderate Portfolio - Class S
Net assets at January 1, 2019	$3,000	$1,760	$638	$807
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(26)	25	9	12
Total realized gain (loss) on investments and capital gains distributions	800	131	145	73
Net unrealized appreciation (depreciation) of investments	62	95	(33)	57
Net increase (decrease) in net assets resulting from operations	836	251	121	142
Changes from principal transactions:
Premiums	13	—	1	—
Death benefits	—	—	—	—
Surrenders and withdrawals	(247)	(557)	(326)	(49)
Contract charges	—	(7)	(6)	(5)
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(163)	748	(2)	34
Increase (decrease) in net assets derived from principal transactions	(397)	184	(333)	(20)
Total increase (decrease) in net assets	439	435	(212)	122
Net assets at December 31, 2019	3,439	2,195	426	929
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(28)	27	3	8
Total realized gain (loss) on investments and capital gains distributions	170	75	34	67
Net unrealized appreciation (depreciation) of investments	995	94	17	13
Net increase (decrease) in net assets resulting from operations	1,137	196	54	88
Changes from principal transactions:
Premiums	6	—	1	—
Death benefits	—	—	—	(38)
Surrenders and withdrawals	(123)	(118)	(5)	(102)
Contract charges	—	(6)	(3)	(4)
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	(60)	157	(3)	(4)
Increase (decrease) in net assets derived from principal transactions	(177)	33	(10)	(148)
Total increase (decrease) in net assets	960	229	44	(60)
Net assets at December 31, 2020	$4,399	$2,424	$470	$869

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya Growth and Income Portfolio - Class A	Voya Growth and Income Portfolio - Class I	Voya Growth and Income Portfolio - Class S	Voya Euro STOXX 50® Index Portfolio - Class A
Net assets at January 1, 2019	$751,046	$550	$407,495	$15,530
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(4,654)	2	(1,792)	1,435
Total realized gain (loss) on investments and capital gains distributions	107,340	66	60,946	72
Net unrealized appreciation (depreciation) of investments	81,862	77	42,040	1,826
Net increase (decrease) in net assets resulting from operations	184,548	145	101,194	3,333
Changes from principal transactions:
Premiums	4,624	—	685	135
Death benefits	(15,460)	—	(11,255)	(225)
Surrenders and withdrawals	(90,865)	(60)	(46,068)	(1,844)
Contract charges	(5,564)	—	(2,407)	(134)
Cost of insurance and administrative charges	(106)	—	(90)	(2)
Transfers between Divisions (including fixed account), net	(14,030)	(2)	(7,334)	(467)
Increase (decrease) in net assets derived from principal transactions	(121,401)	(62)	(66,469)	(2,537)
Total increase (decrease) in net assets	63,147	83	34,725	796
Net assets at December 31, 2019	814,193	633	442,220	16,326
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(5,892)	—	(2,487)	74
Total realized gain (loss) on investments and capital gains distributions	96,510	61	52,982	(4,769)
Net unrealized appreciation (depreciation) of investments	12,162	29	6,174	366
Net increase (decrease) in net assets resulting from operations	102,780	90	56,669	(4,329)
Changes from principal transactions:
Premiums	2,755	—	196	1
Death benefits	(15,803)	(20)	(10,374)	(9)
Surrenders and withdrawals	(63,689)	(17)	(32,687)	(660)
Contract charges	(5,018)	—	(2,159)	(33)
Cost of insurance and administrative charges	(93)	—	(84)	(1)
Transfers between Divisions (including fixed acccount), net	(17,987)	(4)	(8,327)	(11,295)
Increase (decrease) in net assets derived from principal transactions	(99,835)	(41)	(53,435)	(11,997)
Total increase (decrease) in net assets	2,945	49	3,234	(16,326)
Net assets at December 31, 2020	$817,138	$682	$445,454	$—

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya FTSE 100® Index Portfolio - Class A	Voya Global High Dividend Low Volatility Portfolio - Class A	Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Hang Seng Index Portfolio - Class S
Net assets at January 1, 2019	$3,998	$19	$338,627	$21,891
Increase (decrease) in net assets
Operations:
Net investment income (loss)	612	—	3,333	1,088
Total realized gain (loss) on investments and capital gains distributions	(105)	1	23,162	2,961
Net unrealized appreciation (depreciation) of investments	194	2	49,538	(1,985)
Net increase (decrease) in net assets resulting from operations	701	3	76,033	2,064
Changes from principal transactions:
Premiums	703	—	630	198
Death benefits	(146)	—	(7,044)	(715)
Surrenders and withdrawals	(686)	(2)	(41,495)	(1,998)
Contract charges	(57)	—	(3,558)	(200)
Cost of insurance and administrative charges	(1)	—	(81)	(3)
Transfers between Divisions (including fixed account), net	(415)	1	135,673	(1,503)
Increase (decrease) in net assets derived from principal transactions	(602)	(1)	84,125	(4,221)
Total increase (decrease) in net assets	99	2	160,158	(2,157)
Net assets at December 31, 2019	4,097	21	498,785	19,734
Increase (decrease) in net assets
Operations:
Net investment income (loss)	270	—	2,161	(42)
Total realized gain (loss) on investments and capital gains distributions	(2,043)	—	1,235	(7,960)
Net unrealized appreciation (depreciation) of investments	574	(1)	(21,846)	5,154
Net increase (decrease) in net assets resulting from operations	(1,199)	(1)	(18,450)	(2,848)
Changes from principal transactions:
Premiums	2,643	—	189	2
Death benefits	(11)	—	(8,441)	(37)
Surrenders and withdrawals	(241)	—	(38,513)	(471)
Contract charges	(15)	—	(3,585)	(53)
Cost of insurance and administrative charges	—	—	(76)	(1)
Transfers between Divisions (including fixed acccount), net	(5,274)	—	(1,759)	(16,326)
Increase (decrease) in net assets derived from principal transactions	(2,898)	—	(52,185)	(16,886)
Total increase (decrease) in net assets	(4,097)	(1)	(70,635)	(19,734)
Net assets at December 31, 2020	$—	$20	$428,150	$—

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)
	Voya Index Plus LargeCap Portfolio - Class S	Voya Index Plus MidCap Portfolio - Class S	Voya Index Plus SmallCap Portfolio - Class S	Voya International Index Portfolio - Class A
Net assets at January 1, 2019	$114,697	$59,709	$46,564	$495,552
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(296)	(378)	(465)	4,536
Total realized gain (loss) on investments and capital gains distributions	23,165	8,657	9,826	627
Net unrealized appreciation (depreciation) of investments	6,784	5,806	(690)	82,496
Net increase (decrease) in net assets resulting from operations	29,653	14,085	8,671	87,659
Changes from principal transactions:
Premiums	248	158	101	2,553
Death benefits	(2,750)	(1,025)	(850)	(10,748)
Surrenders and withdrawals	(16,099)	(6,164)	(4,371)	(54,202)
Contract charges	(632)	(380)	(294)	(3,793)
Cost of insurance and administrative charges	(21)	(9)	(7)	(76)
Transfers between Divisions (including fixed account), net	(3,758)	(1,693)	(626)	(7,650)
Increase (decrease) in net assets derived from principal transactions	(23,012)	(9,113)	(6,047)	(73,916)
Total increase (decrease) in net assets	6,641	4,972	2,624	13,743
Net assets at December 31, 2019	121,338	64,681	49,188	509,295
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(276)	(249)	(321)	2,445
Total realized gain (loss) on investments and capital gains distributions	21,045	2,570	2,039	(1,524)
Net unrealized appreciation (depreciation) of investments	(6,725)	671	(861)	19,017
Net increase (decrease) in net assets resulting from operations	14,044	2,992	857	19,938
Changes from principal transactions:
Premiums	31	33	26	1,424
Death benefits	(2,683)	(2,269)	(1,928)	(8,565)
Surrenders and withdrawals	(11,516)	(4,407)	(2,559)	(38,559)
Contract charges	(553)	(324)	(242)	(3,246)
Cost of insurance and administrative charges	(20)	(8)	(6)	(55)
Transfers between Divisions (including fixed acccount), net	(2,772)	(288)	(63)	(1,989)
Increase (decrease) in net assets derived from principal transactions	(17,513)	(7,263)	(4,772)	(50,990)
Total increase (decrease) in net assets	(3,469)	(4,271)	(3,915)	(31,052)
Net assets at December 31, 2020	$117,869	$60,410	$45,273	$478,243

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya International Index Portfolio - Class S	Voya Japan TOPIX® Index Portfolio - Class A	Voya Russell™ Large Cap Growth Index Portfolio - Class S	Voya Russell™ Large Cap Index Portfolio - Class A
Net assets at January 1, 2019	$19,635	$6,808	$218,468	$2,033
Increase (decrease) in net assets
Operations:
Net investment income (loss)	239	297	(2,789)	9
Total realized gain (loss) on investments and capital gains distributions	365	905	29,911	132
Net unrealized appreciation (depreciation) of investments	2,914	(285)	49,870	480
Net increase (decrease) in net assets resulting from operations	3,518	917	76,992	621
Changes from principal transactions:
Premiums	44	(483)	2,421	35
Death benefits	(423)	(42)	(6,115)	—
Surrenders and withdrawals	(2,110)	(359)	(33,490)	(189)
Contract charges	(149)	(35)	(1,837)	—
Cost of insurance and administrative charges	(2)	—	(49)	—
Transfers between Divisions (including fixed account), net	(328)	(263)	288,428	388
Increase (decrease) in net assets derived from principal transactions	(2,968)	(1,182)	249,358	234
Total increase (decrease) in net assets	550	(265)	326,350	855
Net assets at December 31, 2019	20,185	6,543	544,818	2,888
Increase (decrease) in net assets
Operations:
Net investment income (loss)	144	732	(7,384)	10
Total realized gain (loss) on investments and capital gains distributions	19	(2,964)	72,461	196
Net unrealized appreciation (depreciation) of investments	529	1,230	112,831	276
Net increase (decrease) in net assets resulting from operations	692	(1,002)	177,908	482
Changes from principal transactions:
Premiums	9	(2,642)	3,174	9
Death benefits	(792)	—	(10,063)	—
Surrenders and withdrawals	(1,467)	(213)	(55,443)	(545)
Contract charges	(124)	(10)	(4,088)	—
Cost of insurance and administrative charges	(2)	(1)	(63)	—
Transfers between Divisions (including fixed acccount), net	(523)	(2,675)	(1,834)	250
Increase (decrease) in net assets derived from principal transactions	(2,899)	(5,541)	(68,317)	(286)
Total increase (decrease) in net assets	(2,207)	(6,543)	109,591	196
Net assets at December 31, 2020	$17,978	$—	$654,409	$3,084

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya Russell™ Large Cap Index Portfolio - Class S	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Net assets at January 1, 2019	$349,036	$40	$193,129	$208,853
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,238)	—	642	(3,024)
Total realized gain (loss) on investments and capital gains distributions	42,051	3	13,721	48,292
Net unrealized appreciation (depreciation) of investments	56,099	6	36,330	21,413
Net increase (decrease) in net assets resulting from operations	96,912	9	50,693	66,681
Changes from principal transactions:
Premiums	2,231	—	1,290	993
Death benefits	(9,629)	—	(4,850)	(6,073)
Surrenders and withdrawals	(40,961)	(6)	(29,184)	(26,602)
Contract charges	(2,251)	—	(1,562)	(1,390)
Cost of insurance and administrative charges	(66)	—	(72)	(59)
Transfers between Divisions (including fixed account), net	8,170	(1)	586,315	286,500
Increase (decrease) in net assets derived from principal transactions	(42,506)	(7)	551,937	253,369
Total increase (decrease) in net assets	54,406	2	602,630	320,050
Net assets at December 31, 2019	403,442	42	795,759	528,903
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,852)	—	(4,702)	(8,024)
Total realized gain (loss) on investments and capital gains distributions	46,142	2	31,105	63,527
Net unrealized appreciation (depreciation) of investments	29,055	(7)	(42,785)	92,989
Net increase (decrease) in net assets resulting from operations	73,345	(5)	(16,382)	148,492
Changes from principal transactions:
Premiums	1,409	—	3,173	1,821
Death benefits	(10,815)	—	(16,286)	(9,970)
Surrenders and withdrawals	(34,446)	(27)	(61,054)	(49,763)
Contract charges	(2,277)	—	(4,410)	(3,390)
Cost of insurance and administrative charges	(64)	—	(100)	(71)
Transfers between Divisions (including fixed acccount), net	13,103	(4)	(20,134)	(27,349)
Increase (decrease) in net assets derived from principal transactions	(33,090)	(31)	(98,811)	(88,722)
Total increase (decrease) in net assets	40,255	(36)	(115,193)	59,770
Net assets at December 31, 2020	$443,697	$6	$680,566	$588,673

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya Russell™ Mid Cap Index Portfolio - Class A	Voya Russell™ Mid Cap Index Portfolio - Class S	Voya Russell™ Small Cap Index Portfolio - Class A	Voya Russell™ Small Cap Index Portfolio - Class S
Net assets at January 1, 2019	$3,128	$158,292	$2,310	$143,579
Increase (decrease) in net assets
Operations:
Net investment income (loss)	10	(859)	(4)	(1,536)
Total realized gain (loss) on investments and capital gains distributions	602	21,853	312	10,819
Net unrealized appreciation (depreciation) of investments	248	20,620	237	25,114
Net increase (decrease) in net assets resulting from operations	860	41,614	545	34,397
Changes from principal transactions:
Premiums	113	1,071	24	1,169
Death benefits	(3)	(3,155)	—	(2,685)
Surrenders and withdrawals	(225)	(19,999)	(92)	(20,611)
Contract charges	—	(1,382)	—	(1,257)
Cost of insurance and administrative charges	—	(17)	—	(30)
Transfers between Divisions (including fixed account), net	(86)	(721)	114	224,178
Increase (decrease) in net assets derived from principal transactions	(201)	(24,203)	46	200,764
Total increase (decrease) in net assets	659	17,411	591	235,161
Net assets at December 31, 2019	3,787	175,703	2,901	378,740
Increase (decrease) in net assets
Operations:
Net investment income (loss)	7	(954)	(4)	(2,390)
Total realized gain (loss) on investments and capital gains distributions	249	11,804	104	15,464
Net unrealized appreciation (depreciation) of investments	193	9,027	288	36,906
Net increase (decrease) in net assets resulting from operations	449	19,877	388	49,980
Changes from principal transactions:
Premiums	30	456	3	853
Death benefits	—	(3,863)	—	(6,394)
Surrenders and withdrawals	(367)	(14,574)	(271)	(31,973)
Contract charges	—	(1,206)	—	(2,435)
Cost of insurance and administrative charges	—	(14)	—	(37)
Transfers between Divisions (including fixed acccount), net	(295)	(6,397)	(254)	(13,444)
Increase (decrease) in net assets derived from principal transactions	(632)	(25,598)	(522)	(53,430)
Total increase (decrease) in net assets	(183)	(5,721)	(134)	(3,450)
Net assets at December 31, 2020	$3,604	$169,982	$2,767	$375,290

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya Small Company Portfolio - Class A	Voya Small Company Portfolio - Class S	Voya U.S. Bond Index Portfolio - Class S	Voya MidCap Opportunities Portfolio - Class A
Net assets at January 1, 2019	$356	$65,109	$158,502	$1,156
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(5)	(1,093)	738	(9)
Total realized gain (loss) on investments and capital gains distributions	52	6,623	89	180
Net unrealized appreciation (depreciation) of investments	37	9,074	8,873	143
Net increase (decrease) in net assets resulting from operations	84	14,604	9,700	314
Changes from principal transactions:
Premiums	—	180	677	17
Death benefits	—	(955)	(2,924)	—
Surrenders and withdrawals	(17)	(7,166)	(18,486)	(55)
Contract charges	—	(550)	(1,438)	—
Cost of insurance and administrative charges	—	(8)	(22)	—
Transfers between Divisions (including fixed account), net	2	(3,139)	19,552	(56)
Increase (decrease) in net assets derived from principal transactions	(15)	(11,638)	(2,641)	(94)
Total increase (decrease) in net assets	69	2,966	7,059	220
Net assets at December 31, 2019	425	68,075	165,561	1,376
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(4)	(764)	1,246	(11)
Total realized gain (loss) on investments and capital gains distributions	(1)	(2,338)	2,810	138
Net unrealized appreciation (depreciation) of investments	52	7,608	5,091	388
Net increase (decrease) in net assets resulting from operations	47	4,506	9,147	515
Changes from principal transactions:
Premiums	—	586	1,433	(38)
Death benefits	—	(1,008)	(3,856)	—
Surrenders and withdrawals	(16)	(5,392)	(22,675)	(113)
Contract charges	—	(437)	(1,607)	—
Cost of insurance and administrative charges	—	(7)	(26)	—
Transfers between Divisions (including fixed acccount), net	17	(2,613)	47,753	(44)
Increase (decrease) in net assets derived from principal transactions	1	(8,871)	21,022	(195)
Total increase (decrease) in net assets	48	(4,365)	30,169	320
Net assets at December 31, 2020	$473	$63,710	$195,730	$1,696

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya MidCap Opportunities Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class A	Voya SmallCap Opportunities Portfolio - Class S	Wells Fargo VT Omega Growth Fund - Class 2
Net assets at January 1, 2019	$681,734	$1,432	$27,772	$572
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(11,879)	(12)	(502)	(12)
Total realized gain (loss) on investments and capital gains distributions	100,573	179	3,847	95
Net unrealized appreciation (depreciation) of investments	83,699	156	2,798	107
Net increase (decrease) in net assets resulting from operations	172,393	323	6,143	190
Changes from principal transactions:
Premiums	3,469	25	52	—
Death benefits	(19,761)	—	(611)	—
Surrenders and withdrawals	(79,657)	(144)	(3,701)	(97)
Contract charges	(4,193)	—	(186)	(5)
Cost of insurance and administrative charges	(155)	—	(7)	—
Transfers between Divisions (including fixed account), net	(28,154)	(142)	(1,012)	(2)
Increase (decrease) in net assets derived from principal transactions	(128,451)	(261)	(5,465)	(104)
Total increase (decrease) in net assets	43,942	62	678	86
Net assets at December 31, 2019	725,676	1,494	28,450	658
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(12,005)	(10)	(428)	(13)
Total realized gain (loss) on investments and capital gains distributions	51,310	(146)	(1,140)	106
Net unrealized appreciation (depreciation) of investments	205,625	418	7,050	142
Net increase (decrease) in net assets resulting from operations	244,930	262	5,482	235
Changes from principal transactions:
Premiums	3,610	16	16	—
Death benefits	(19,828)	—	(554)	—
Surrenders and withdrawals	(67,447)	(63)	(2,440)	(177)
Contract charges	(3,961)	—	(154)	(4)
Cost of insurance and administrative charges	(150)	—	(6)	—
Transfers between Divisions (including fixed acccount), net	(28,557)	(181)	(1,537)	(2)
Increase (decrease) in net assets derived from principal transactions	(116,333)	(228)	(4,675)	(183)
Total increase (decrease) in net assets	128,597	34	807	52
Net assets at December 31, 2020	$854,273	$1,528	$29,257	$710

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Wells Fargo VT Index Asset Allocation Fund - Class 2	Wells Fargo VT Small Cap Growth Fund - Class 2
Net assets at January 1, 2019	$1,039	$224
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(7)	(5)
Total realized gain (loss) on investments and capital gains distributions	251	47
Net unrealized appreciation (depreciation) of investments	(97)	7
Net increase (decrease) in net assets resulting from operations	147	49
Changes from principal transactions:
Premiums	—	—
Death benefits	—	—
Surrenders and withdrawals	(496)	(6)
Contract charges	(6)	(1)
Cost of insurance and administrative charges	—	—
Transfers between Divisions (including fixed account), net	—	—
Increase (decrease) in net assets derived from principal transactions	(502)	(7)
Total increase (decrease) in net assets	(355)	42
Net assets at December 31, 2019	684	266
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(7)	(6)
Total realized gain (loss) on investments and capital gains distributions	110	26
Net unrealized appreciation (depreciation) of investments	(6)	116
Net increase (decrease) in net assets resulting from operations	97	136
Changes from principal transactions:
Premiums	—	—
Death benefits	—	—
Surrenders and withdrawals	(71)	(16)
Contract charges	(4)	(1)
Cost of insurance and administrative charges	—	—
Transfers between Divisions (including fixed acccount), net	(6)	—
Increase (decrease) in net assets derived from principal transactions	(81)	(17)
Total increase (decrease) in net assets	16	119
Net assets at December 31, 2020	$700	$385

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

1.	Organization

Venerable Insurance and Annuity Company (“VIAC” or the “Company”) is an Iowa stock life insurance company that was originally organized in 1973 under the insurance laws of Minnesota. Prior to September 1, 2019, the Company was known as Voya Insurance and Annuity Company. Prior to September 1, 2014, the Company was known as ING USA Annuity and Life Insurance Company. Prior to January 1, 2004, the Company was known as Golden American Life Insurance Company. On June 1, 2018, the Company became an indirect wholly owned subsidiary of VA Capital Company LLC, an insurance holding company organized under Delaware law (“VA Capital”) The Company’s direct parent is Venerable Holdings, Inc. (Venerable”). Before June 1, 2018, the Company was an indirect wholly owned subsidiary of Voya Financial, Inc.

Separate Account B of the Company (the “Account”) was established by the Company on July 14, 1988, to support operations of the Company’s variable annuity contracts (the “Contracts”). None of the Contracts are currently available for new purchasers but existing Contract owners may continue to invest in their Contracts.

The variable annuity Contracts supported by the Account are:
•	Architect Variable Annuity
•	GoldenSelect Landmark
•	GoldenSelect Legends
•	Wells Fargo Landmark
•	GoldenSelect Access
•	Golden Select Premium Plus
•	Golden Select Fleet Premium Plus (previously Golden Select Premium Plus Featuring the Galaxy VIP Fund)
•	GoldenSelect ESII
•	GoldenSelect Opportunities
•	GoldenSelect Generations
•	Wells Fargo Opportunities
•	GoldenSelect DVA Plus
•	GoldenSelect Granite PrimElite
•	Preferred Advantage Variable Annuity
•	Potential Plus Annuity
•	Simplicity Variable Annuity
•	SmartDesign Signature
•	Focus Variable Annuity
•	Rollover Choice Variable Annuity
•	GoldenSelect Value
•	SmartDesign Advantage
•	SmartDesign Variable Annuity
•	GoldenSelect Access One
•	GoldenSelect Fund for Life
•	GoldenSelect DVA
•	GoldenSelect DVA Series 100

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

The Account is registered as a unit investment trust with the Securities Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. VIAC provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to one or more divisions within the Account or the VIAC guaranteed interest division, the VIAC fixed interest division and the fixed account (an investment option in the Company’s general account), as directed by the Contract owners. The portion of the Account’s assets applicable to Contracts will not be charged with liabilities arising out of any other business VIAC may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of VIAC. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of VIAC.

At December 31, 2020, the Account had 185 investment divisions (the “Divisions”), each which invests in shares of a designated independently managed mutual fund (“Fund”) of various investment trusts (“the Trusts”).

The Divisions with assets balances at December 31, 2020 and related Trusts are as follows:

AIM Variable Insurance Funds:	Fidelity® Variable Insurance Products II:
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2
American Funds Insurance Series®:	Fidelity® Variable Insurance Products V:

Blue Chip Income & Growth Fund - Class 4	Fidelity® VIP FundsManager 20% Portfolio - Service Class 2
Bond Fund - Class 4	Fidelity® VIP FundsManager 60% Portfolio - Service Class 2
Capital Income Builder Fund - Class 4	Fidelity® VIP FundsManager 85% Portfolio - Service Class 2
Global Growth Fund - Class 4	Franklin Templeton Variable Insurance Products Trust:
Growth Fund - Class 4	Franklin Small Cap Value VIP Fund - Class 2
International Fund - Class 4	Franklin Strategic Income VIP Fund - Class 2
New World Fund - Class 4	Templeton Global Bond VIP Fund - Class 2
BlackRock Variable Series Funds, Inc.:	Ivy Equity Funds:
BlackRock Equity Dividend V.I. Fund - Class III	Ivy VIP Securian Real Estate Securities - Class II
BlackRock Global Allocation V.I. Fund - Class III	Ivy Funds Variable Insurance Portfolios:
BlackRock High Yield V.I. Fund - Class III	Ivy VIP Asset Strategy
BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III	Ivy VIP Balanced
Columbia Funds Series Trust II:	Ivy VIP Energy
Columbia VP Seligman Global Technology Fund - Class 2	Ivy VIP High Income
Columbia Funds Variable Insurance Trust:	Ivy VIP International Core Equity
Columbia Small Cap Value Fund, Variable Series - Class 2	Ivy VIP Mid Cap Growth
Columbia Small Company Growth Fund, Variable Series - Class 1	Ivy VIP Science and Technology
Columbia Funds Variable Series Trust II:	Ivy VIP Small Cap Core - Class II
Columbia VP Large Cap Growth Fund - Class 1	Ivy VIP Small Cap Growth
Deutsche DWS Variable Series I:	Janus Aspen Series:
DWS Core Equity VIP - Class B	Janus Henderson Balanced Portfolio - Service Shares
Deutsche DWS Variable Series II:	Janus Henderson Enterprise Portfolio - Service Shares
DWS Alternative Asset Allocation VIP - Class B	Janus Henderson Flexible Bond Portfolio - Service Shares
DWS High Income VIP - Class B	Legg Mason Partners Equity Trust:
Eaton Vance Variable Trust:	ClearBridge Variable Aggressive Growth Portfolio II
Eaton Vance VT Floating-Rate Income Fund - Initial Class	Legg Mason Partners Variable Equity Trust:
Federated Hermes Insurance Series	ClearBridge Variable Mid Cap Portfolio - Class II
Federated Hermes High Income Bond Fund II - Service Shares	Legg Mason Partners Variable Income Trust:
Federated Hermes Kaufmann Fund II - Service Shares	Western Asset Core Plus VIT Portfolio - Class I
Fidelity® Variable Insurance Products:	MFS® Series Trust VIII:
Fidelity® VIP Strategic Income Portfolio - Service Class 2	MFS VIT II Income Portfolio - Service Class

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

MFS® Variable Insurance Trust:	Voya Investors Trust:
MFS VIT Research Series Portfolio - Service Class	Voya Balanced Income Portfolio - Adviser Class
MFS® Variable Insurance Trust II:	Voya Balanced Income Portfolio - Service Class
MFS VIT International Intrinsic Value Portfolio - Service Class	Voya Balanced Income Portfolio - Service 2 Class
MFS VIT Value Series - Service Class	Voya Global Perspectives® Portfolio - Class A
MFS® Variable Insurance Trust III:	Voya Government Liquid Assets Portfolio - Service Class
MFS VIT III Global Real Estate Portfolio - Service Class	Voya Government Liquid Assets Portfolio - Service 2 Class
Invesco Oppenheimer Main Street Fund®:	Voya High Yield Portfolio - Adviser Class
Invesco Oppenheimer V.I. Main Street Fund - Series II	Voya High Yield Portfolio - Service Class
Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II	Voya Large Cap Growth Portfolio - Adviser Class
Invesco Variable Insurance Fund:	Voya Large Cap Growth Portfolio - Institutional Class
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II	Voya Large Cap Growth Portfolio - Service Class
Invesco Oppenheimer V.I. International Growth Fund - Series II	Voya Large Cap Growth Portfolio - Service 2 Class
Invesco Oppenheimer V.I. Total Return Bond Fund - Service Shares	Voya Large Cap Value Portfolio - Adviser Class
PIMCO Variable Insurance Trust:	Voya Large Cap Value Portfolio - Service Class
PIMCO All Asset Portfolio - Administrative Class	Voya Limited Maturity Bond Portfolio - Service Class
PIMCO Low Duration Portfolio - Administrative Class	Voya Retirement Conservative Portfolio - Adviser Class
PIMCO Real Return Portfolio - Administrative Class	Voya Retirement Growth Portfolio - Adviser Class
PIMCO Short-Term Portfolio - Administrative Class	Voya Retirement Moderate Growth Portfolio - Adviser Class
PIMCO Total Return Portfolio - Administrative Class	Voya Retirement Moderate Portfolio - Adviser Class
ProFunds:	Voya U.S. Stock Index Portfolio - Service Class
ProFund VP Bull	VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class
ProFund VP Europe 30	VY® BlackRock Inflation Protected Bond Portfolio - Service Class
ProFund VP Rising Rates Opportunity	VY® Clarion Global Real Estate Portfolio - Adviser Class
Putnam Variable Trust:	VY® Clarion Global Real Estate Portfolio - Service Class
Putnam VT Income Fund - Class 1B	VY® Clarion Global Real Estate Portfolio - Service 2 Class
Putnam VT International Equity Fund - Class 1B	VY® Clarion Real Estate Portfolio - Adviser Class
Putnam VT International Value Fund - Class 1B	VY® Clarion Real Estate Portfolio - Service Class
Putnam VT Mortgage Securities Fund - Class 1B	VY® Clarion Real Estate Portfolio - Service 2 Class
Putnam VT Multi-Cap Core Fund - Class IB Shares	VY® Invesco Growth and Income Portfolio - Adviser Class
Putnam VT Small Cap Value Fund - Class 1B	VY® Invesco Growth and Income Portfolio - Service Class
T. Rowe Price Equity Series, Inc.:	VY® Invesco Growth and Income Portfolio - Service 2 Class
T. Rowe Price Blue Chip Growth Portfolio - II	VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class
T. Rowe Price Health Sciences Portfolio - II	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
Variable Insurance Trust:	VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class
MFS VIT Utilities Series Portfolio - Service Class	VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class
Voya Balanced Portfolio, Inc.:	VY® Morgan Stanley Global Franchise Portfolio - Adviser Class
Voya Balanced Portfolio - Class S	VY® Morgan Stanley Global Franchise Portfolio - Service Class
Voya Intermediate Bond Portfolio:	VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class
Voya Intermediate Bond Portfolio - Class A	VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class
Voya Intermediate Bond Portfolio - Class S	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

Voya Investors Trust (continued):	Voya Variable Funds:
VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class	Voya Growth and Income Portfolio - Class A
VY® T. Rowe Price Equity Income Portfolio - Adviser Class	Voya Growth and Income Portfolio - Class I
VY® T. Rowe Price International Stock Portfolio - Adviser Class	Voya Growth and Income Portfolio - Class S
VY® T. Rowe Price International Stock Portfolio - Service Class	Voya Variable Portfolios, Inc.:
Voya Partners, Inc.:	Voya Global High Dividend Low Volatility Portfolio - Class A
Voya Global Bond Portfolio - Adviser Class	Voya Global High Dividend Low Volatility Portfolio - Class S
Voya Global Bond Portfolio - Service Class	Voya Index Plus LargeCap Portfolio - Class S
Voya International High Dividend Low Volatility Portfolio -Adviser Class	Voya Index Plus MidCap Portfolio - Class S
Voya International High Dividend Low Volatility Portfolio -Service Class	Voya Index Plus SmallCap Portfolio - Class S
Voya Solution 2025 Portfolio - Adviser Class	Voya International Index Portfolio - Class A
Voya Solution 2025 Portfolio - Service Class	Voya International Index Portfolio - Class S
Voya Solution 2035 Portfolio - Adviser Class	Voya Russell™ Large Cap Growth Index Portfolio - Class S
Voya Solution 2035 Portfolio - Service Class	Voya Russell™ Large Cap Index Portfolio - Class A
Voya Solution 2045 Portfolio - Adviser Class	Voya Russell™ Large Cap Index Portfolio - Class S
Voya Solution 2045 Portfolio - Service Class	Voya Russell™ Large Cap Value Index Portfolio - Class I
Voya Solution 2055 Portfolio - Adviser Class	Voya Russell™ Large Cap Value Index Portfolio - Class S
Voya Solution Income Portfolio - Adviser Class	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Voya Solution Income Portfolio - Service Class	Voya Russell™ Mid Cap Index Portfolio - Class A
Voya Solution Moderately Aggressive Portfolio - Service Class	Voya Russell™ Mid Cap Index Portfolio - Class S
VY® American Century Small-Mid Cap Value Portfolio – Adviser Class	Voya Russell™ Small Cap Index Portfolio - Class A
VY® American Century Small-Mid Cap Value Portfolio – Service Class	Voya Russell™ Small Cap Index Portfolio - Class S
VY® Baron Growth Portfolio - Adviser Class	Voya Small Company Portfolio - Class A
VY® Columbia Contrarian Core Portfolio - Adviser Class	Voya Small Company Portfolio - Class S
VY® Columbia Small Cap Value II Portfolio - Adviser Class	Voya U.S. Bond Index Portfolio - Class S
VY® Columbia Small Cap Value II Portfolio - Service Class	Voya Variable Products Trust:
VY® Invesco Equity and Income Portfolio - Adviser Class	Voya MidCap Opportunities Portfolio - Class A
VY® Invesco Equity and Income Portfolio - Initial Class	Voya MidCap Opportunities Portfolio - Class S
VY® Invesco Equity and Income Portfolio - Service Class	Voya SmallCap Opportunities Portfolio - Class A
VY® Invesco Equity and Income Portfolio - Service 2 Class	Voya SmallCap Opportunities Portfolio - Class S
VY® JPMorgan Mid Cap Value Portfolio - Adviser Class	Wells Fargo Funds Trust:
VY® JPMorgan Mid Cap Value Portfolio - Service Class	Wells Fargo VT Omega Growth Fund - Class 2
VY® Invesco Oppenheimer Global Portfolio - Adviser Class	Wells Fargo Variable Trust:
VY® Invesco Oppenheimer Global Portfolio - Initial Class	Wells Fargo VT Index Asset Allocation Fund - Class 2
VY® Invesco Oppenheimer Global Portfolio - Service Class	Wells Fargo VT Small Cap Growth Fund - Class 2
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class
VY® T. Rowe Price Growth Equity Portfolio - Adviser Class
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class S
Voya Strategic Allocation Growth Portfolio - Class S
Voya Strategic Allocation Moderate Portfolio - Class S

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

The names of certain Divisions were changed during 2020 because of fund name changes or mergers. The following is a summary of current and former names for those Divisions:

Current Name	Former Name

Federated Hermes Insurance Series:	Federated Insurance Series:
Federated Hermes High Income Bond Fund II - Service Shares	Federated High Income Bond Fund II - Service Shares
Federated Hermes Kaufmann Fund II - Service Shares	Federated Kaufmann Fund II - Service Shares

MFS® Series Trust VIII:	MFS® Series Trust VIII:
MFS VIT II Income Portfolio - Service Class	MFS VIT II Strategic Income Portfolio - Service Class

Voya Variable Portfolios, Inc:	Voya Variable Portfolios, Inc:
Voya Global High Dividend Low Volatility Portfolio - Class A	Voya Global Equity Portfolio - Class A
Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Global Equity Portfolio - Class S

During 2020, the following Divisions were closed to all contract owners because of fund substitutions:

Columbia Funds Variable Insurance Trust:
Columbia Asset Allocation Fund, Variable Series - Class 1
Voya Variable Portfolios, Inc:
Voya Euro STOXX 50® Index Portfolio - Class A
Voya FTSE 100® Index Portfolio - Class A
Voya Hang Seng Index Portfolio - Class S
Voya Japan TOPIX® Index Portfolio - Class A

Contents

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments are made in shares of a Division and are recorded at fair value, determined by the net asset value per share of the respective Division. Investment transactions in each Division are recorded on the trade date. Distributions of net investment income and capital gains from each Division are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Division are determined on a first-in, first-out basis. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of VIAC, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to contract owners. Accordingly, earnings and realized capital gains of the Account attributable to the contract owners are excluded in the determination of the federal income tax liability of VIAC, and no charge is being made to the Account for federal income taxes for these amounts. The Company will review this tax accounting in the event of changes in the tax law. Such changes in the law may result in a charge for federal income taxes. Uncertain tax positions are assessed at the parent level on a consolidated basis, including taxes of the operations of the Separate Account.

Contract Owner Reserves

The annuity reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the contract owners invested in the Account Divisions. To the extent that benefits to be paid to the contract owners exceed their account values, VIAC will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to VIAC. Prior to the annuitization date, the Contracts are redeemable for the net cash surrender value of the Contracts.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

Changes from Principal Transactions

Included in Changes from principal transactions on the Statements of Changes in Net Assets are items which relate to contract owner activity, including premiums, death benefits, surrenders and withdrawals, contract charges, and cost of insurance and administrative charges. Also included are transfers between the fixed account and the Divisions, transfers between Divisions, and transfers to (from) VIAC related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by VIAC).

Subsequent Events

The Account has evaluated subsequent events for recognition and disclosure through the date the financial statements were issued.

On January 30, 2020, the World Health Organization ("WHO") declared that the coronavirus disease 2019 ("COVID-19") outbreak was a global health emergency. On March 11, 2020, the WHO raised the COVID-19 outbreak to "pandemic" status. Between that time and the issuance of these financial statements, many cities, states and countries issued and revised shelter in place orders requesting or requiring citizens to remain at home. These orders also included restrictions on travel, closures of businesses, and restrictions on those businesses allowed to remain open. Many of these orders remain in place as of the financial statement issuance date. To date, more than 500,000 Americans and more than two million people globally have died from COVID-19. Though volatility has persisted in financial markets throughout 2020 and into 2021, the major stock indices all trade significantly higher as of the financial statement issuance date compared with pre-COVID-19 levels. Market recovery is largely attributable to unprecedented fiscal stimulus including emergency relief from the United States federal government of $2.8 trillion and $2.2 trillion in 2021 and 2020, respectively, and in anticipation of additional fiscal stimulus proposed by the Biden administration. Through the issuance of these financial statements, COVID-19 has not resulted in a material adverse impact to the Account's financial statements. The extent of any future impact of the COVID-19 pandemic on the Account’s business and its financial and operational performance will depend on future developments, including (i) the duration, spread, severity, and any recurrence of the COVID-19 pandemic, including through any new variant strains of the underlying virus; (ii) the effectiveness and availability of vaccines; (iii) the duration and scope of related federal, state, and local government orders and restrictions; and (iv) the impact of the COVID-19 pandemic on financial markets, all of which are highly uncertain and cannot be predicted.

3.	Financial Instruments

The Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund's next computed net asset values (“NAV”). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the transfer agents or fund companies and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.

The Account’s assets are recorded at fair value on the Statements of Assets and Liabilities and are categorized as Level 1 as of December 31, 2020 based on the priority of the inputs to the valuation technique below. There were no transfers among the levels for the year ended December 31, 2020. The Account had no liabilities as of December 31, 2020.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

▪
Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The Account defines an active market as a market in which transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.

▪
Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets;
c)	Inputs other than quoted market prices that are observable; and
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
▪
Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

4.	Charges and Fees

Under the terms of all Contracts, certain charges and fees are incurred by the Contracts to cover VIAC’s expenses in connection with the issuance and administration of the Contracts.

Following is a summary of these charges and fees:

Mortality and Expense Risk Charges

VIAC assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account. Daily charges are deducted at annual rates of 0.35% to 2.20% of the average daily net asset value of each Division of the Account to cover these risks, as specified in the Contracts. These charges are assessed through a reduction in unit values.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

Asset Based Administrative Charges

A charge to cover administrative expenses of the Account is deducted at annual rates of up to 0.15% of the assets attributable to certain Contracts. For the Voya Preferred Advantage Variable Annuity Contract ("Preferred Advantage") the Account deducts this charge at annual rates of 0.60% to cover the mortality and expense risks, as specified in the contract. For Preferred Advantage contracts with contract dates on and after November 21, 2016, the maximum daily asset based administrative fee increased to 1.15% annually. These charges are assessed through a reduction in unit values.

Contract Maintenance Charges

An annual Contract maintenance fee of up to $50 may be deducted from the accumulation value of Contracts to cover ongoing administrative expenses, as specified in the Contracts. These charges are assessed through the redemption of units.

Contingent Deferred Sales Charges

For certain Contracts, a contingent deferred sales charge (“Surrender Charge”) is imposed as a percentage that ranges up to 8.00% of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken as specified in the Contract. These charges are assessed through the redemption of units.

Withdrawal and Distribution Charges

For certain Contracts, a charge is deducted from the accumulation value for contract owners taking more than one conventional partial withdrawal during a Contract year. For certain Contracts, annual distribution fees are deducted from the Contracts’ accumulation values. These charges are assessed through the redemption of units.

Other Contract Charges

For certain Contracts, an additional charge up to 0.60% is deducted daily from the accumulation values for contract owners who select the Premium Bonus Option feature. These charges are assessed through a reduction in unit values.

Certain Contacts contain optional riders that are available for an additional charge, such as minimum guaranteed income benefits and minimum guaranteed withdrawal benefits. The amounts charged for these optional benefits vary based on a number of factors and are defined in the Contracts. These charges are assessed through a reduction in unit values.

Fees Waived by VIAC

Certain charges and fees for various types of Contracts may be waived by VIAC. VIAC reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

5.	Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2020 follow:

	Purchases	Sales
	(Dollars in thousands)
AIM Variable Insurance Funds:
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	$105	$120
American Funds Insurance Series®:
Blue Chip Income & Growth Fund - Class 4	796	648
Bond Fund - Class 4	2,877	980
Capital Income Builder Fund - Class 4	140	433
Global Growth Fund - Class 4	457	547
Growth Fund - Class 4	1,593	2,845
International Fund - Class 4	327	484
New World Fund - Class 4	97	197
BlackRock Variable Series Funds, Inc.:
BlackRock Equity Dividend V.I. Fund - Class III	610	948
BlackRock Global Allocation V.I. Fund - Class III	43,037	84,781
BlackRock High Yield V.I. Fund - Class III	386	835
BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III	61	4
Columbia Funds Series Trust II:
Columbia VP Seligman Global Technology Fund - Class 2	735	524
Columbia Funds Variable Insurance Trust:
Columbia Asset Allocation Fund, Variable Series - Class 1	13	42
Columbia Small Cap Value Fund, Variable Series - Class 2	3,107	8,918
Columbia Small Company Growth Fund, Variable Series - Class 1	3	3
Columbia Funds Variable Series Trust II:
Columbia VP Large Cap Growth Fund - Class 1	15	36
Deutsche Variable Series I:
DWS Core Equity VIP - Class B	140	169
Deutsche Variable Series II:
DWS Alternative Asset Allocation VIP - Class B	42	45
DWS High Income VIP - Class B	17	29
Eaton Vance Variable Trust:
Eaton Vance VT Floating-Rate Income Fund - Initial Class	435	1382
Federated Hermes Insurance Series
Federated Hermes High Income Bond Fund II - Service Shares	91	82
Federated Hermes Kaufmann Fund II - Service Shares	375	137
Fidelity® Variable Insurance Products:
Fidelity® VIP Strategic Income Portfolio - Service Class 2	652	981
Fidelity® Variable Insurance Products II:
Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2	10	195
Fidelity® Variable Insurance Products V:
Fidelity® VIP FundsManager 20% Portfolio - Service Class 2	29	23
Fidelity® VIP FundsManager 60% Portfolio - Service Class 2	118	71
Fidelity® VIP FundsManager 85% Portfolio - Service Class 2	7	3

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Purchases	Sales
	(Dollars in thousands)
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value VIP Fund - Class 2	$726	$787
Franklin Strategic Income VIP Fund - Class 2	71	204
Templeton Global Bond VIP Fund - Class 2	729	745
Ivy Equity Funds:
Ivy VIP Securian Real Estate Securities - Class II	93	148
Ivy Funds Variable Insurance Portfolios.
Ivy VIP Asset Strategy	16	93
Ivy VIP Balanced	228	47
Ivy VIP Energy	1,727	1,061
Ivy VIP High Income	163	124
Ivy VIP International Core Equity	1	—
Ivy VIP Mid Cap Growth	28	153
Ivy VIP Science and Technology	122	180
Ivy VIP Small Cap Core - Class II	73	96
Ivy VIP Small Cap Growth	173	149
Janus Aspen Series:
Janus Henderson Balanced Portfolio - Service Shares	690	738
Janus Henderson Enterprise Portfolio - Service Shares	467	1,031
Janus Henderson Flexible Bond Portfolio - Service Shares	49	258
Legg Mason Partners Equity Trust:
ClearBridge Var Aggressive Growth Portfolio II	15	5
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Mid Cap Portfolio - Class II	7	22
Legg Mason Partners Variable Income Trust:
Western Asset Core Plus VIT Portfolio - Class I	12	5
MFS® Series Trust VIII:
MFS VIT II Income Portfolio - Service Class	493	280
MFS Variable Insurance Trust:
MFS VIT Research Series Portfolio - Service Class	50	176
MFS® Variable Insurance Trust II:
MFS VIT International Intrinsic Value Portfolio - Service Class	157	264
MFS VIT Value Series - Service Class	207	164
MFS® Variable Insurance Trust III:
MFS VIT III Global Real Estate Portfolio - Service Class	65	303
Invesco Oppenheimer Main Street Fund®.
Invesco Oppenheimer V.I. Main Street Fund - Series II	106	34
Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II	94	396
Invesco Variable Insurance Fund:
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II	38	92
Invesco Oppenheimer V.I. International Growth Fund - Series II	327	255
Invesco Oppenheimer V.I. Total Return Bond Fund - Service Shares	1,329	210
PIMCO Variable Insurance Trust:
PIMCO All Asset Portfolio - Administrative Class	15	144
PIMCO Low Duration Portfolio - Administrative Class	981	639
PIMCO Real Return Portfolio - Administrative Class	464	714
PIMCO Short-Term Portfolio - Administrative Class	431	718
PIMCO Total Return Portfolio - Administrative Class	1,328	958

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Purchases	Sales
	(Dollars in thousands)
ProFunds:
ProFund VP Bull	$332	$1,126
ProFund VP Europe 30	87	271
ProFund VP Rising Rates Opportunity	316	191
Putnam Variable Trust:
Putnam VT Income Fund - Class 1B	563	428
Putnam VT International Equity Fund - Class 1B	1	5
Putnam VT International Value Fund - Class 1B	1	—
Putnam VT Mortgage Securities Fund - Class 1B	488	300
Putnam VT Multi-Cap Core Fund - Class IB Shares	10	9
Putnam VT Small Cap Value Fund - Class 1B	22	23
T. Rowe Price Equity Series, Inc.:
T. Rowe Price Blue Chip Growth Portfolio - II	997	1,346
T. Rowe Price Health Sciences Portfolio - II	1,506	1,388
Variable Insurance Trust:
MFS VIT Utilities Series Portfolio - Service Class	464	588
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class S	382	285
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class A	1,790	1,216
Voya Intermediate Bond Portfolio - Class S	194,156	276,225
Voya Investors Trust:
Voya Balanced Income Portfolio - Adviser Class	453	751
Voya Balanced Income Portfolio - Service Class	39,733	45,690
Voya Balanced Income Portfolio - Service 2 Class	583	682
Voya Global Perspectives® Portfolio - Class A	7,964	13,702
Voya Government Liquid Assets Portfolio - Service Class	178774	116304
Voya Government Liquid Assets Portfolio - Service 2 Class	13,812	12,034
Voya High Yield Portfolio - Adviser Class	263	208
Voya High Yield Portfolio - Service Class	20,422	49,210
Voya Large Cap Growth Portfolio - Adviser Class	185,321	244,914
Voya Large Cap Growth Portfolio - Institutional Class	7	0
Voya Large Cap Growth Portfolio - Service Class	143,685	227,887
Voya Large Cap Growth Portfolio - Service 2 Class	1,577	2,648
Voya Large Cap Value Portfolio - Adviser Class	37	70
Voya Large Cap Value Portfolio - Service Class	68,527	84,224
Voya Limited Maturity Bond Portfolio - Service Class	583	2,983
Voya Retirement Conservative Portfolio - Adviser Class	39,839	47,997
Voya Retirement Growth Portfolio - Adviser Class	146,718	333,100
Voya Retirement Moderate Growth Portfolio - Adviser Class	104,613	224,859
Voya Retirement Moderate Portfolio - Adviser Class	52,268	121,597
Voya U.S. Stock Index Portfolio - Service Class	14,321	37,113
VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class	872	50
VY® BlackRock Inflation Protected Bond Portfolio - Service Class	19,137	19,740
VY® Clarion Global Real Estate Portfolio - Adviser Class	44	94
VY® Clarion Global Real Estate Portfolio - Service Class	9,290	8,679
VY® Clarion Global Real Estate Portfolio - Service 2 Class	96	67
VY® Clarion Real Estate Portfolio - Adviser Class	102	63

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Purchases	Sales
	(Dollars in thousands)
Voya Investors Trust (continued):
VY® Clarion Real Estate Portfolio - Service Class	$14,984	$17,605
VY® Clarion Real Estate Portfolio - Service 2 Class	1,433	1,480
VY® Invesco Growth and Income Portfolio - Adviser Class	350	286
VY® Invesco Growth and Income Portfolio - Service Class	27,176	41,812
VY® Invesco Growth and Income Portfolio - Service 2 Class	2,900	3,579
VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class	180	555
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	23,763	58,051
VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class	663	1,593
VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class	255	283
VY® Morgan Stanley Global Franchise Portfolio - Adviser Class	296	249
VY® Morgan Stanley Global Franchise Portfolio - Service Class	24,819	39,641
VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class	3,745	5,552
VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class	7,906	5,702
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	215,520	315,831
VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class	5,243	10,139
VY® T. Rowe Price Equity Income Portfolio - Adviser Class	285	212
VY® T. Rowe Price International Stock Portfolio - Adviser Class	116	488
VY® T. Rowe Price International Stock Portfolio - Service Class	9,670	18,421
Voya Partners, Inc.:
Voya Global Bond Portfolio - Adviser Class	187	173
Voya Global Bond Portfolio - Service Class	181	423
Voya International High Dividend Low Volatility Portfolio - Adviser Class	316	92
Voya International High Dividend Low Volatility Portfolio - Service Class	50,159	41,078
Voya Solution 2025 Portfolio - Adviser Class	236	51
Voya Solution 2025 Portfolio - Service Class	816	1,299
Voya Solution 2035 Portfolio - Adviser Class	8	134
Voya Solution 2035 Portfolio - Service Class	876	916
Voya Solution 2045 Portfolio - Adviser Class	8	24
Voya Solution 2045 Portfolio - Service Class	88	69
Voya Solution 2055 Portfolio - Adviser Class	—	—
Voya Solution Income Portfolio - Adviser Class	195	164
Voya Solution Income Portfolio - Service Class	584	2,366
Voya Solution Moderately Aggressive Portfolio - Service Class	45,345	69,731
VY® American Century Small-Mid Cap Value Portfolio - Adviser Class	273	223
VY® American Century Small-Mid Cap Value Portfolio - Service Class	153	478
VY® Baron Growth Portfolio - Adviser Class	168	459
VY® Columbia Contrarian Core Portfolio - Adviser Class	310	268
VY® Columbia Small Cap Value II Portfolio - Adviser Class	38	129
VY® Columbia Small Cap Value II Portfolio - Service Class	4,226	10,050
VY® Invesco Equity and Income Portfolio - Adviser Class	144	63
VY® Invesco Equity and Income Portfolio - Initial Class	64	235
VY® Invesco Equity and Income Portfolio - Service Class	23,062	61,816
VY® Invesco Equity and Income Portfolio - Service 2 Class	19,196	46,428
VY® Invesco Oppenheimer Global Portfolio - Adviser Class	118	286
VY® Invesco Oppenheimer Global Portfolio - Initial Class	172	430
VY® Invesco Oppenheimer Global Portfolio - Service Class	7,552	26,173
VY® JPMorgan Mid Cap Value Portfolio - Adviser Class	216	366
VY® JPMorgan Mid Cap Value Portfolio - Service Class	8,545	14,633

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Purchases	Sales
	(Dollars in thousands)
Voya Partners, Inc.: (continued)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class	$252	$59
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	1,049	1,247
VY® T. Rowe Price Growth Equity Portfolio - Adviser Class	492	539
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class S	336	202
Voya Strategic Allocation Growth Portfolio - Class S	43	15
Voya Strategic Allocation Moderate Portfolio - Class S	55	158
Voya Variable Funds:
Voya Growth and Income Portfolio - Class A	88,702	120,397
Voya Growth and Income Portfolio - Class I	68	50
Voya Growth and Income Portfolio - Class S	45,438	61,121
Voya Variable Portfolios, Inc.:
Voya Euro STOXX 50® Index Portfolio - Class A	6,575	12,123
Voya FTSE 100® Index Portfolio - Class A	344	2,973
Voya Global High Dividend Low Volatility Portfolio - Class A	—	1
Voya Global High Dividend Low Volatility Portfolio - Class S	19,954	69,977
Voya Hang Seng Index Portfolio - Class S	7,097	16,979
Voya Index Plus LargeCap Portfolio - Class S	11,918	19,537
Voya Index Plus MidCap Portfolio - Class S	1,101	8,614
Voya Index Plus SmallCap Portfolio - Class S	1,542	6,135
Voya International Index Portfolio - Class A	19,543	68,089
Voya International Index Portfolio - Class S	660	3,415
Voya Japan TOPIX® Index Portfolio - Class A	2,550	5,599
Voya Russell™ Large Cap Growth Index Portfolio - Class S	55,794	106,870
Voya Russell™ Large Cap Index Portfolio - Class A	778	943
Voya Russell™ Large Cap Index Portfolio - Class S	45,663	65,318
Voya Russell™ Large Cap Value Index Portfolio - Class I	3	34
Voya Russell™ Large Cap Value Index Portfolio - Class S	37,603	121,048
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	37,246	101,878
Voya Russell™ Mid Cap Index Portfolio - Class A	550	715
Voya Russell™ Mid Cap Index Portfolio - Class S	25,834	31,554
Voya Russell™ Small Cap Index Portfolio - Class A	332	698
Voya Russell™ Small Cap Index Portfolio - Class S	30,232	65,322
Voya Small Company Portfolio - Class A	27	23
Voya Small Company Portfolio - Class S	2,674	11,288
Voya U.S. Bond Index Portfolio - Class S	55,842	32,547
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class A	176	298
Voya MidCap Opportunities Portfolio - Class S	45,302	132,438
Voya SmallCap Opportunities Portfolio - Class A	126	357
Voya SmallCap Opportunities Portfolio - Class S	296	5,271
Wells Fargo Funds Trust:
Wells Fargo VT Omega Growth Fund - Class 2	52	197
Wells Fargo Variable Trust:
Wells Fargo VT Index Asset Allocation Fund - Class 2	61	93
Wells Fargo VT Small Cap Growth Fund - Class 2	16	23

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

6.	Changes in Units

The changes in units outstanding for the years ended December 31, 2020 and 2019 are shown in the following table:

	Year ended December 31,
	2020			2019
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
AIM Variable Insurance Funds:
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	11,161	13,501	(2,340)	1,054	1,044	10
American Funds Insurance Series®:
Blue Chip Income & Growth Fund - Class 4	61,950	57,051	4,899	22,436	47,749	(25,313)
Bond Fund - Class 4	257,225	101,648	155,577	83,682	34,560	49,122
Capital Income Builder Fund - Class 4	5,759	35,342	(29,583)	13,943	56,062	(42,119)
Global Growth Fund - Class 4	24,353	31,767	(7,414)	5,910	26,207	(20,297)
Growth Fund - Class 4	84,652	138,556	(53,904)	22,537	106,047	(83,510)
International Fund - Class 4	28,181	38,826	(10,645)	2,946	20,635	(17,689)
New World Fund - Class 4	6,334	13,616	(7,282)	3,594	9,598	(6,004)
BlackRock Variable Series Funds, Inc.:
BlackRock Equity Dividend V.I. Fund - Class III	34,861	76,931	(42,070)	16,364	60,004	(43,640)
BlackRock Global Allocation V.I. Fund - Class III	864,190	5,968,563	(5,104,373)	505,351	6,948,374	(6,443,023)
BlackRock High Yield V.I. Fund - Class III	29,492	77,074	(47,582)	28,508	24,084	4,424
BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III	4,191	198	3,993	22	96	(74)
Columbia Funds Series Trust II:
Columbia VP Seligman Global Technology Fund - Class 2	34,824	32,166	2,658	22,581	27,102	(4,521)
Columbia Funds Variable Insurance Trust:
Columbia Asset Allocation Fund, Variable Series - Class 1	—	1,621	(1,621)	56	1,653	(1,597)
Columbia Small Cap Value Fund, Variable Series - Class 2	63,248	297,315	(234,067)	23,068	314,420	(291,352)
Columbia Small Company Growth Fund, Variable Series - Class 1	152	150	2	1,676	1,670	6
Columbia Funds Variable Series Trust II:
Columbia VP Large Cap Growth Fund - Class 1	693	1,497	(804)	4,007	3,217	790
Deutsche Variable Series I:
DWS Core Equity VIP - Class B	5,317	10,999	(5,682)	648	4,998	(4,350)
Deutsche Variable Series II:
DWS Alternative Asset Allocation VIP - Class B	2,487	3,707	(1,220)	29	4,944	(4,915)
DWS High Income VIP - Class B	786	2,226	(1,440)	503	286	217

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Year ended December 31,
	2020			2019
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Eaton Vance Variable Trust:
Eaton Vance VT Floating-Rate Income Fund - Initial Class	32,308	129,593	(97,285)	25,698	163,204	(137,506)
Federated Hermes Insurance Series:
Federated Hermes High Income Bond Fund II - Service Shares	6,977	7,343	(366)	456	4,170	(3,714)
Federated Hermes Kaufmann Fund II - Service Shares	20,348	9,816	10,532	8,389	12,915	(4,526)
Fidelity® Variable Insurance Products:
Fidelity® VIP Strategic Income Portfolio - Service Class 2	46,767	86,137	(39,370)	33,530	41,717	(8,187)
Fidelity® Variable Insurance Products II:
Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2	1,321	16,398	(15,077)	464	9,420	(8,956)
Fidelity® Variable Insurance Products V:
Fidelity® VIP FundsManager 20% Portfolio - Service Class 2	2,092	1,806	286	—	—	—
Fidelity® VIP FundsManager 60% Portfolio - Service Class 2	5,839	4,692	1,147	13,104	3,036	10,068
Fidelity® VIP FundsManager 85% Portfolio - Service Class 2	303	146	157	687	1,056	(369)
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value VIP Fund - Class 2	6,888	21,796	(14,908)	2,804	24,256	(21,452)
Franklin Strategic Income VIP Fund - Class 2	3,058	18,911	(15,853)	6,677	12,308	(5,631)
Templeton Global Bond VIP Fund - Class 2	47,090	74,492	(27,402)	47,865	54,660	(6,795)
Ivy Equity Funds:
Ivy VIP Securian Real Estate Securities - Class II	6,726	17,173	(10,447)	9,320	2,259	7,061
Ivy Funds Variable Insurance Portfolios:
Ivy VIP Asset Strategy	624	8,250	(7,626)	285	15,110	(14,825)
Ivy VIP Balanced	12,766	3,527	9,239	17,867	1,081	16,786
Ivy VIP Energy	601,120	356,547	244,573	12,811	9,931	2,880
Ivy VIP High Income	7,196	10,788	(3,592)	6,196	6,323	(127)
Ivy VIP International Core Equity	56	1	55	61	15	46
Ivy VIP Mid Cap Growth	113	9,680	(9,567)	51	16,583	(16,532)
Ivy VIP Science and Technology	365	9,741	(9,376)	540	7,916	(7,376)
Ivy VIP Small Cap Core - Class II	2,578	6,063	(3,485)	3,451	1,227	2,224
Ivy VIP Small Cap Growth	13,303	10,178	3,125	21,349	16,349	5,000
Janus Aspen Series:
Janus Henderson Balanced Portfolio - Service Shares	41,875	53,828	(11,953)	41,376	48,204	(6,828)
Janus Henderson Enterprise Portfolio - Service Shares	19,241	62,442	(43,201)	14,264	26,699	(12,435)

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Year ended December 31,
	2020			2019
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Janus Aspen Series: (continued)
Janus Henderson Flexible Bond Portfolio - Service Shares	3,053	22,924	(19,871)	4,410	18,850	(14,441)
Legg Mason Partners Equity Trust:
ClearBridge Var Aggressive Growth Portfolio II	415	380	35	1,459	259	1,200
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Mid Cap Portfolio - Class II	572	1,679	(1,107)	166	1,762	(1,596)
Legg Mason Partners Variable Income Trust:
Western Asset Core Plus VIT Portfolio - Class I	383	169	214	12	10	2
MFS® Series Trust VIII:
MFS VIT II Income Portfolio - Service Class	42,588	24,756	17,832	1,956	3,491	(1,535)
MFS Variable Insurance Trust:
MFS VIT Research Series Portfolio - Service Class	2,249	11,195	(8,946)	5,171	6,635	(1,464)
MFS® Variable Insurance Trust II:
MFS VIT International Intrinsic Value Portfolio - Service Class	13,239	20,807	(7,568)	6,970	994	5,976
MFS VIT Value Series - Service Class	16,810	16,533	277	17,666	4,939	12,727
MFS® Variable Insurance Trust III:
MFS VIT III Global Real Estate Portfolio - Service Class	2,812	28,804	(25,992)	20,160	16,562	3,598
Invesco Oppenheimer Main Street Fund®:
Invesco Oppenheimer V.I. Main Street Fund - Series II	3,492	2,332	1,160	159	7,675	(7,516)
Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II	2,233	8,807	(6,574)	15,524	15,504	20
Invesco Variable Insurance Fund:
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II	262	4,408	(4,146)	5,633	9,542	(3,909)
Invesco Oppenheimer V.I. International Growth Fund - Series II	23,414	17,726	5,688	2,567	45,630	(43,063)
Invesco Oppenheimer V.I. Total Return Bond Fund - Service Shares	121,968	26,439	95,529	16,385	2,192	14,193
PIMCO Variable Insurance Trust:
PIMCO All Asset Portfolio - Administrative Class	887	13,295	(12,408)	4,591	4,045	546
PIMCO Low Duration Portfolio - Administrative Class	102,428	70,358	32,070	86,571	43,009	43,562
PIMCO Real Return Portfolio - Administrative Class	34,605	52,629	(18,024)	16,630	53,455	(36,825)
PIMCO Short-Term Portfolio - Administrative Class	36,770	64,939	(28,169)	44,261	62,406	(18,145)
PIMCO Total Return Portfolio - Administrative Class	114,479	94,408	20,071	59,759	100,839	(41,080)
ProFunds:
ProFund VP Bull	1,180	56,613	(55,433)	1,601	75,487	(73,886)

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Year ended December 31,
	2020			2019
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
ProFunds: (continued)
ProFund VP Europe 30	6,672	29,334	(22,662)	2,032	27,971	(25,939)
ProFund VP Rising Rates Opportunity	312,949	171,029	141,920	213,088	93,942	119,146
Putnam Variable Trust:
Putnam VT Income Fund - Class 1B	44,623	37,107	7,516	26,994	10,576	16,418
Putnam VT International Equity Fund - Class 1B	56	408	(352)	17	267	(250)
Putnam VT International Value Fund - Class 1B	94	—	94	—	—	—
Putnam VT Mortgage Securities Fund - Class 1B	34,420	26,501	7,919	13,351	24,347	(10,996)
Putnam VT Multi-Cap Core Fund - Class IB Shares	87	453	(366)	31	3,852	(3,821)
Putnam VT Small Cap Value Fund - Class 1B	2,649	2,495	154	3,660	5,975	(2,315)
T. Rowe Price Equity Series, Inc.:
T. Rowe Price Blue Chip Growth Portfolio - II	39,308	70,314	(31,006)	27,329	77,746	(50,417)
T. Rowe Price Health Sciences Portfolio - II	78,227	86,009	(7,782)	17,751	82,191	(64,440)
Variable Insurance Trust:
MFS VIT Utilities Series Portfolio - Service Class	30,659	46,781	(16,122)	46,449	16,483	29,966
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class S	24,498	23,085	1,413	12,928	34,359	(21,431)
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class A	140,977	110,800	30,177	89,178	60,214	28,964
Voya Intermediate Bond Portfolio - Class S	15,957,455	25,553,376	(9,595,921)	10,346,844	23,906,622	(13,559,778)
Voya Investors Trust:
Voya Balanced Income Portfolio - Adviser Class	20,424	63,582	(43,158)	9,521	19,136	(9,615)
Voya Balanced Income Portfolio - Service Class	1,685,318	3,386,989	(1,701,671)	1,094,838	3,016,276	(1,921,438)
Voya Balanced Income Portfolio - Service 2 Class	2,302	34,579	(32,277)	72,057	55,226	16,831
Voya Global Perspectives® Portfolio - Class A	290,610	1,069,348	(778,738)	290,833	1,429,215	(1,138,382)
Voya Government Liquid Assets Portfolio - Service Class	24,469,167	18,916,720	5,552,447	13,289,088	16,407,496	(3,118,408)
Voya Government Liquid Assets Portfolio - Service 2 Class	1,608,136	1,409,533	198,603	283,426	466,430	(183,004)
Voya High Yield Portfolio - Adviser Class	17,005	14,365	2,640	6,462	27,480	(21,018)
Voya High Yield Portfolio - Service Class	901,574	2,673,956	(1,772,382)	1,259,354	2,713,515	(1,454,161)
Voya Large Cap Growth Portfolio - Adviser Class	1,900,740	10,044,239	(8,143,499)	1,167,787	11,556,302	(10,388,515)
Voya Large Cap Growth Portfolio - Institutional Class	—	—	—	—	1,234	(1,234)
Voya Large Cap Growth Portfolio - Service Class	155,060	5,134,432	(4,979,372)	182,445	6,010,990	(5,828,545)

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Year ended December 31,
	2020			2019
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Voya Investors Trust: (continued)
Voya Large Cap Growth Portfolio - Service 2 Class	1,735	61,818	(60,083)	1,080	71,223	(70,143)
Voya Large Cap Value Portfolio - Adviser Class	205	6,345	(6,140)	84	1,266	(1,182)
Voya Large Cap Value Portfolio - Service Class	1,419,373	5,137,939	(3,718,566)	816,082	6,010,494	(5,194,412)
Voya Limited Maturity Bond Portfolio - Service Class	17,307	131,790	(114,483)	12,801	164,024	(151,223)
Voya Retirement Conservative Portfolio - Adviser Class	4,270,413	5,580,052	(1,309,639)	3,538,546	5,592,485	(2,053,939)
Voya Retirement Growth Portfolio - Adviser Class	1,723,636	19,359,574	(17,635,938)	1,723,714	23,115,049	(21,391,335)
Voya Retirement Moderate Growth Portfolio - Adviser Class	1,667,538	13,411,775	(11,744,237)	1,601,908	16,332,908	(14,731,000)
Voya Retirement Moderate Portfolio - Adviser Class	2,008,750	8,574,989	(6,566,239)	2,438,850	9,499,689	(7,060,839)
Voya U.S. Stock Index Portfolio - Service Class	1,125,116	4,026,834	(2,901,718)	21,952,982	439,343	21,513,639
VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class	79,172	4,600	74,572	13,430	15,799	(2,369)
VY® BlackRock Inflation Protected Bond Portfolio - Service Class	2,639,696	2,644,992	(5,296)	1,486,987	3,018,027	(1,531,040)
VY® Clarion Global Real Estate Portfolio - Adviser Class	1,898	9,022	(7,124)	243	3,012	(2,769)
VY® Clarion Global Real Estate Portfolio - Service Class	216,731	608,744	(392,013)	51,292	713,291	(661,999)
VY® Clarion Global Real Estate Portfolio - Service 2 Class	920	4,526	(3,606)	523	8,572	(8,049)
VY® Clarion Real Estate Portfolio - Adviser Class	2,871	6,192	(3,321)	4,026	11,247	(7,221)
VY® Clarion Real Estate Portfolio - Service Class	47,536	204,448	(156,912)	11,263	231,294	(220,031)
VY® Clarion Real Estate Portfolio - Service 2 Class	12,491	43,869	(31,378)	4,469	55,457	(50,988)
VY® Invesco Growth and Income Portfolio - Adviser Class	13,216	13,473	(257)	3,461	38,823	(35,362)
VY® Invesco Growth and Income Portfolio - Service Class	228,996	1,012,992	(783,996)	142,502	1,115,545	(973,043)
VY® Invesco Growth and Income Portfolio - Service 2 Class	26,762	132,491	(105,729)	15,702	162,098	(146,396)
VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class	8,533	42,841	(34,308)	17,720	43,815	(26,095)
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	595,604	2,390,025	(1,794,421)	735,231	2,200,126	(1,464,895)
VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class	1,226	37,922	(36,696)	2,260	46,564	(44,304)
VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class	24,865	28,649	(3,784)	4,396	27,819	(23,423)
VY® Morgan Stanley Global Franchise Portfolio - Adviser Class	7,026	14,679	(7,653)	8,636	26,530	(17,894)
VY® Morgan Stanley Global Franchise Portfolio - Service Class	392,221	1,189,372	(797,151)	401,903	1,463,613	(1,061,710)
VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class	26,068	130,554	(104,486)	7,434	152,153	(144,719)
VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class	352,270	473,481	(121,211)	309,178	290,692	18,486
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	1,511,410	4,825,799	(3,314,389)	2,107,883	5,811,894	(3,704,011)
VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class	37,853	253,996	(216,143)	47,388	300,330	(252,942)
VY® T. Rowe Price Equity Income Portfolio - Adviser Class	17,446	17,997	(551)	3,608	9,510	(5,902)

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Year ended December 31,
	2020			2019
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Voya Investors Trust: (continued)
VY® T. Rowe Price International Stock Portfolio - Adviser Class	8,891	42,999	(34,108)	23,621	9,107	14,514
VY® T. Rowe Price International Stock Portfolio - Service Class	540,890	1,243,996	(703,106)	421,431	1,418,665	(997,234)
Voya Partners, Inc.:
Voya Global Bond Portfolio - Adviser Class	15,798	16,254	(456)	1,775	11,418	(9,643)
Voya Global Bond Portfolio - Service Class	6,478	26,095	(19,617)	13,246	37,868	(24,622)
Voya International High Dividend Low Volatility Portfolio - Adviser Class	22,060	8,809	13,251	4,128	7,166	(3,038)
Voya International High Dividend Low Volatility Portfolio - Service Class	1,383,519	3,859,186	(2,475,667)	999,878	4,251,101	(3,251,223)
Voya Solution 2025 Portfolio - Adviser Class	15,890	3,693	12,197	11,198	12,451	(1,253)
Voya Solution 2025 Portfolio - Service Class	2,711	64,704	(61,993)	7,765	105,123	(97,358)
Voya Solution 2035 Portfolio - Adviser Class	9	10,840	(10,831)	7,249	10,102	(2,853)
Voya Solution 2035 Portfolio - Service Class	11,603	41,015	(29,412)	451	26,304	(25,853)
Voya Solution 2045 Portfolio - Adviser Class	—	1,721	(1,721)	2,626	1,801	825
Voya Solution 2045 Portfolio - Service Class	1,420	2,867	(1,447)	386	6,352	(5,966)
Voya Solution 2055 Portfolio - Adviser Class	1	4	(3)	1	7,818	(7,817)
Voya Solution Income Portfolio - Adviser Class	13,391	11,549	1,842	31,572	45,468	(13,896)
Voya Solution Income Portfolio - Service Class	16,609	131,513	(114,904)	46,683	148,653	(101,970)
Voya Solution Moderately Aggressive Portfolio - Service Class	526,109	5,501,798	(4,975,689)	353,793	6,344,669	(5,990,876)
VY® American Century Small-Mid Cap Value Portfolio - Adviser Class	17,414	15,408	2,006	11,492	25,062	(13,570)
VY® American Century Small-Mid Cap Value Portfolio - Service Class	6,498	15,047	(8,549)	4,567	14,718	(10,151)
VY® Baron Growth Portfolio - Adviser Class	11,444	25,029	(13,585)	7,556	17,717	(10,161)
VY® Columbia Contrarian Core Portfolio - Adviser Class	18,283	16,777	1,506	6,398	6,765	(367)
VY® Columbia Small Cap Value II Portfolio - Adviser Class	1,686	12,129	(10,443)	1,818	24,877	(23,059)
VY® Columbia Small Cap Value II Portfolio - Service Class	172,685	619,227	(446,542)	48,466	649,079	(600,613)
VY® Invesco Equity and Income Portfolio - Adviser Class	6,761	5,406	1,355	16,968	26,307	(9,339)
VY® Invesco Equity and Income Portfolio - Initial Class	82	8,617	(8,535)	61	3,262	(3,201)
VY® Invesco Equity and Income Portfolio - Service Class	209,292	2,941,192	(2,731,900)	115,344	3,405,974	(3,290,630)
VY® Invesco Equity and Income Portfolio - Service 2 Class	682,463	3,806,887	(3,124,424)	488,581	4,056,153	(3,567,572)
VY® Invesco Oppenheimer Global Portfolio - Adviser Class	7,286	22,062	(14,776)	7,800	32,169	(24,368)
VY® Invesco Oppenheimer Global Portfolio - Initial Class	97	11,851	(11,754)	491	14,612	(14,121)
VY® Invesco Oppenheimer Global Portfolio - Service Class	235,636	1,058,438	(822,802)	266,230	1,165,076	(898,846)
VY® JPMorgan Mid Cap Value Portfolio - Adviser Class	10,570	34,567	(23,997)	1,329	23,353	(22,024)

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Year ended December 31,
	2020			2019
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Voya Partners, Inc.: (continued)
VY® JPMorgan Mid Cap Value Portfolio - Service Class	85,134	619,449	(534,315)	12,079	612,250	(600,171)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class	13,813	6,072	7,741	4,270	10,825	(6,555)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	9,052	23,759	(14,707)	12,712	39,392	(26,680)
VY® T. Rowe Price Growth Equity Portfolio - Adviser Class	19,928	30,575	(10,647)	9,540	35,061	(25,521)
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class S	8,841	7,573	1,268	34,751	25,902	8,849
Voya Strategic Allocation Growth Portfolio - Class S	76	433	(357)	219	12,871	(12,652)
Voya Strategic Allocation Moderate Portfolio - Class S	70	5,981	(5,911)	1,490	2,259	(769)
Voya Variable Funds:
Voya Growth and Income Portfolio - Class A	932,848	5,676,488	(4,743,640)	746,199	6,909,294	(6,163,096)
Voya Growth and Income Portfolio - Class I	14	2,299	(2,285)	—	3,412	(3,412)
Voya Growth and Income Portfolio - Class S	150,696	2,932,813	(2,782,117)	138,731	3,838,154	(3,699,423)
Voya Variable Portfolios, Inc.:
Voya Euro STOXX 50® Index Portfolio - Class A	3,704	1,560,063	(1,556,359)	166,793	428,704	(261,911)
Voya FTSE 100® Index Portfolio - Class A	6,433	317,459	(311,026)	55,077	104,079	(49,002)
Voya Global High Dividend Low Volatility Portfolio - Class A	7	70	(63)	29	154	(125)
Voya Global High Dividend Low Volatility Portfolio - Class S	1,136,807	5,702,285	(4,565,478)	12,581,981	5,096,161	7,485,820
Voya Hang Seng Index Portfolio - Class S	2,745	1,123,100	(1,120,355)	92,709	343,470	(250,761)
Voya Index Plus LargeCap Portfolio - Class S	32,504	774,561	(742,057)	24,532	1,077,904	(1,053,372)
Voya Index Plus MidCap Portfolio - Class S	48,409	322,560	(274,151)	14,003	366,503	(352,500)
Voya Index Plus SmallCap Portfolio - Class S	60,377	260,426	(200,049)	23,930	276,462	(252,532)
Voya International Index Portfolio - Class A	1,991,133	6,909,070	(4,917,937)	1,139,705	8,139,706	(7,000,001)
Voya International Index Portfolio - Class S	35,807	333,784	(297,977)	16,206	316,680	(300,474)
Voya Japan TOPIX® Index Portfolio - Class A	2,213	453,073	(450,860)	168,992	256,674	(87,682)
Voya Russell™ Large Cap Growth Index Portfolio - Class S	1,770,341	3,271,675	(1,501,334)	7,794,787	1,740,912	6,053,875
Voya Russell™ Large Cap Index Portfolio - Class A	46,722	70,107	(23,385)	48,411	30,517	17,894
Voya Russell™ Large Cap Index Portfolio - Class S	2,412,144	3,783,240	(1,371,096)	1,638,533	3,576,936	(1,938,403)
Voya Russell™ Large Cap Value Index Portfolio - Class I	160	2,700	(2,540)	—	555	(555)
Voya Russell™ Large Cap Value Index Portfolio - Class S	1,263,089	5,111,939	(3,848,850)	20,951,264	1,813,935	19,137,329
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	716,903	2,910,773	(2,193,870)	8,646,249	1,777,399	6,868,850
Voya Russell™ Mid Cap Index Portfolio - Class A	8,540	55,917	(47,377)	21,458	37,741	(16,283)

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Year ended December 31,
	2020			2019
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Voya Variable Portfolios, Inc.: (continued)
Voya Russell™ Mid Cap Index Portfolio - Class S	601,292	1,786,681	(1,185,389)	577,454	1,707,099	(1,129,645)
Voya Russell™ Small Cap Index Portfolio - Class A	15,611	57,645	(42,034)	19,088	15,585	3,503
Voya Russell™ Small Cap Index Portfolio - Class S	1,059,830	3,815,887	(2,756,057)	11,595,794	2,033,102	9,562,692
Voya Small Company Portfolio - Class A	2,088	1,771	317	133	1,675	(1,542)
Voya Small Company Portfolio - Class S	217,521	680,714	(463,193)	117,442	677,039	(559,597)
Voya U.S. Bond Index Portfolio - Class S	6,501,300	4,755,368	1,745,932	2,814,201	3,027,977	(213,776)
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class A	6,033	17,056	(11,023)	4,300	11,164	(6,864)
Voya MidCap Opportunities Portfolio - Class S	881,241	5,110,577	(4,229,336)	461,876	5,853,218	(5,391,342)
Voya SmallCap Opportunities Portfolio - Class A	10,607	32,015	(21,408)	9,319	31,834	(22,515)
Voya SmallCap Opportunities Portfolio - Class S	19,318	267,518	(248,200)	10,787	293,661	(282,874)
Wells Fargo Funds Trust:
Wells Fargo VT Omega Growth Fund - Class 2	11	4,591	(4,580)	—	3,348	(3,348)
Wells Fargo Variable Trust:
Wells Fargo VT Index Asset Allocation Fund - Class 2	—	3,025	(3,025)	—	21,621	(21,621)
Wells Fargo VT Small Cap Growth Fund - Class 2	—	439	(439)	—	223	(223)

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

7.	Financial Highlights

A summary of unit values, units outstanding, and net assets for variable annuity Contracts, expense ratios, excluding expenses of underlying Funds, investment income ratios, and total return for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, follows:
	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares
2020		8	$12.99	to	$12.47	$106	7.81%	0.60%	to	1.15%	9.34%	to	8.72%
2019		11	$11.88	to	$11.47	$124	—	0.60%	to	1.15%	14.23%	to	13.56%
2018		11	$10.10	to	$10.40	$109	1.64%	0.60%	to	1.15%	-7.31%	to	-7.85%
2017		12	$10.96	to	$11.22	$135	3.88%	0.60%	to	1.15%		9.14%
2016		9		$10.28		$91	0.13%		0.60%			10.90%
Blue Chip Income &Growth Fund - Class 4
2020		348	$14.91	to	$13.85	$4,902	1.47%	0.60%	to	1.15%	7.81%	to	7.20%
2019		343	$13.83	to	$12.92	$4,508	1.94%	0.60%	to	1.15%	20.37%	to	19.63%
2018		369	$10.80	to	$11.49	$4,039	1.97%	0.60%	to	1.15%	-9.53%	to	-9.92%
2017		350	$11.99	to	$12.70	$4,274	2.83%	0.60%	to	1.15%	16.09%	to	15.29%
2016	6/15/2016	43	$10.40	to	$10.94	$472	(a)	0.60%	to	1.15%		(a)
Bond Fund - Class 4
2020		362	$11.94	to	$11.55	$4,235	1.73%	0.60%	to	1.15%	8.64%	to	8.15%
2019		206	$10.99	to	$10.68	$2,233	2.78%	0.60%	to	1.15%	8.49%	to	7.77%
2018		157	$9.91	to	$10.13	$1,578	2.11%	0.60%	to	1.15%	-1.46%	to	-1.98%
2017		189	$10.11	to	$10.28	$1,936	2.21%	0.60%	to	1.15%		2.59%
2016		113		$10.02		$1,135	1.93%		0.60%			2.24%
Capital Income Builder Fund - Class 4
2020		156	$12.26	to	$12.40	$1,930	2.45%	0.60%	to	1.15%	3.46%	to	2.99%
2019		186	$11.85	to	$12.04	$2,226	2.63%	0.60%	to	1.15%	16.98%	to	16.22%
2018		228	$10.13	to	$10.36	$2,341	2.75%	0.60%	to	1.15%	-7.83%	to	-8.32%
2017		227	$10.99	to	$11.30	$2,534	2.79%	0.60%	to	1.15%	11.91%	to	11.33%
2016		91	$9.82	to	$10.15	$889	3.30%	0.60%	to	1.15%		3.15%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Global Growth Fund - Class 4
2020		114	$19.99	to	$19.95	$2,282	0.14%	0.60%	to	1.15%	29.39%	to	28.63%
2019		122	$15.45	to	$15.51	$1,882	0.96%	0.60%	to	1.15%	34.11%	to	33.36%
2018		142	$11.52	to	$11.63	$1,643	0.57%	0.60%	to	1.15%	-9.79%	to	-10.26%
2017		144	$12.77	to	$12.96	$1,855	0.63%	0.60%	to	1.15%		30.31%
2016		81		$9.80		$795	0.88%		0.60%			-0.20%
Growth Fund - Class 4
2020		404	$26.75	to	$24.67	$10,343	0.21%	0.60%	to	1.15%	50.79%	to	49.97%
2019		458	$17.74	to	$16.45	$7,805	0.58%	0.60%	to	1.15%	29.68%	to	28.92%
2018		542	$12.76	to	$13.68	$7,143	0.28%	0.60%	to	1.15%	-1.08%	to	-1.62%
2017		513	$12.97	to	$13.83	$6,904	0.52%	0.60%	to	1.15%	27.23%	to	26.54%
2016		230	$10.25	to	$10.87	$2,495	0.75%	0.60%	to	1.15%		8.48%
International Fund - Class 4
2020		123	$14.20	to	$14.90	$1,769	0.40%	0.60%	to	1.15%	12.97%	to	12.28%
2019		133	$12.57	to	$13.27	$1,711	1.21%	0.60%	to	1.15%	21.92%	to	21.30%
2018		151	$10.31	to	$10.94	$1,595	1.65%	0.60%	to	1.15%	-13.94%	to	-14.40%
2017		137	$11.98	to	$12.78	$1,682	1.62%	0.60%	to	1.15%	31.22%	to	30.41%
2016		65	$9.13	to	$9.80	$590	1.62%	0.60%	to	1.15%		2.58%
New World Fund - Class 4
2020		83	$16.80	to	$16.71	$1,398	—	0.60%	to	1.15%	22.54%	to	21.88%
2019		91	$13.71	to	$13.71	$1,244	0.79%	0.60%	to	1.15%	28.13%	to	27.30%
2018		97	$10.70	to	$10.77	$1,038	0.76%	0.60%	to	1.15%	-14.81%	to	-15.20%
2017		85	$10.77	to	$12.70	$1,077	0.93%	0.60%	to	1.15%		28.29%
2016		43		$9.79		$417	0.74%		0.60%			4.37%
BlackRock Equity Dividend V.I. Fund - Class III
2020		281	$15.73	to	$14.30	$4,258	1.71%	0.60%	to	1.15%	2.95%	to	2.44%
2019		323	$15.28	to	$13.96	$4,750	1.82%	0.60%	to	1.15%	26.70%	to	25.99%
2018		367	$11.08	to	$12.06	$4,270	1.89%	0.60%	to	1.15%	-7.94%	to	-8.51%
2017		337	$12.11	to	$13.10	$4,296	1.51%	0.60%	to	1.15%	15.83%	to	15.11%
2016		158	$10.52	to	$11.31	$1,782	1.74%	0.60%	to	1.15%		15.29%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
BlackRock Global Allocation V.I. Fund - Class III
2020		35,185	$14.35	to	$15.02	$573,393	1.17%	0.60%	to	2.35%	19.98%	to	17.80%
2019		40,288	$11.96	to	$12.75	$553,667	1.23%	0.60%	to	2.35%	17.03%	to	15.07%
2018		46,731	$10.22	to	$12.91	$555,086	0.84%	0.60%	to	2.35%	-8.09%	to	-9.77%
2017		52,688	$11.12	to	$14.10	$689,179	1.24%	0.60%	to	2.35%	13.02%	to	11.03%
2016		61,765	$9.84	to	$12.52	$723,193	1.14%	0.60%	to	2.35%	3.14%	to	1.37%
BlackkRock High Yield V.I. Fund - Class III 2020
2020		185	$13.23	to	$12.50	$2,375	4.85%	0.60%	to	1.15%	6.44%	to	5.84%
2019		232	$12.43	to	$11.81	$2,816	5.27%	0.60%	to	1.15%	14.14%	to	13.45%
2018		228	$10.41	to	$10.89	$2,418	5.61%	0.60%	to	1.15%	-3.46%	to	-3.97%
2017		200	$10.84	to	$11.28	$2,215	4.17%	0.60%	to	1.15%	6.42%	to	5.86%
2016		60	$10.24	to	$10.60	$633	4.86%	0.60%	to	1.15%		12.17%
BlackkRock 60/40 Target AllocationETF V.I Fund -Class III
2020		15	$14.50	to	$14.64	$215	1.69%	0.60%	to	1.15%	13.73%	to	13.05%
2019		11	$12.75	to	$12.95	$139	2.34%	0.60%	to	1.15%	20.51%	to	19.80%
2018		11	$10.58	to	$10.81	$117	0.83%	0.60%	to	1.15%	-5.79%	to	-6.24%
2017		11	$11.23	to	$11.53	$124	3.13%	0.60%	to	1.15%		14.01%
2016		1		$9.85		$8	1.07%		0.60%			5.57%
Columbia VP Seligman Global Technology Fund - Class 2
2020		138	$23.44	to	$22.96	$3,195	—	0.60%	to	1.15%	44.96%	to	44.13%
2019		136	$16.17	to	$15.93	$2,167	—	0.60%	to	1.15%	54.00%	to	53.17%
2018		140	$10.40	to	$10.50	$1,460	—	0.60%	to	1.15%	-9.01%	to	-9.49%
2017	5/8/2017	117	$11.49	(b)	$11.54	$1,346	(b)	0.60%	to	1.15%		(b)
2016		(b)		(b)		(b)	(b)		(b)			(b)
Columbia Small Cap Value Fund, Variable Series - Class 2
2020		1,543	$28.67	to	$21.52	$55,925	0.27%	0.95%	to	2.35%	7.54%	to	6.01%
2019		1,777	$26.66	to	$20.30	$60,537	0.27%	0.95%	to	2.35%	19.82%	to	18.16%
2018		1,777	$26.66	to	$20.30	$60,537	0.28%	0.95%	to	2.35%	19.82%	to	18.16%
2017		2,068	$17.18	to	$32.80	$59,567	0.18%	0.95%	to	2.35%	-18.94%	to	-20.09%
2016		2,242	$21.50	to	$40.59	$80,570	0.33%	0.95%	to	2.35%	12.90%	to	11.30%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Columbia Small Company Growth Fund, Variable Series - Class 1
2020		1	$83.36	to	$81.14	$83	—	1.40%	to	1.55%	68.71%	to	86.57%
2019		1		$49.41		$49	—		1.40%			38.75%
2018		1		$35.61		$35	—		1.40%			-3.15%
2017		1		$36.76		$38	—		1.40%			27.45%
2016		1		$28.85		$31	—		1.40%			11.18%
Columbia VP Large Cap Growth Fund - Class 1
2020		5	$25.72	to	$24.49	$129	—	1.40%	to	1.90%	32.85%	to	32.16%
2019		6	$19.36	to	$18.53	$112	—	1.40%	to	1.90%	28.30%	to	33.31%
2018		5	$13.90	to	$14.39	$71	—	1.45%	to	1.90%	-5.33%	to	-5.76%
2017		27	$14.75	to	$15.20	$402	—	1.45%	to	1.90%	26.25%	to	25.75%
2016		31	$11.73	to	$12.04	$370	—	1.45%	to	1.90%	-0.25%	to	-0.68%
DWS Core Equity VIP - Class B
2020		78	$18.66	to	$16.85	$1,326	0.93%	0.60%	to	1.15%	14.97%	to	14.31%
2019		84	$16.23	to	$14.74	$1,249	0.79%	0.60%	to	1.15%	29.12%	to	28.51%
2018		88	$11.47	to	$12.57	$1,022	1.77%	0.60%	to	1.15%	-6.54%	to	-7.13%
2017		72	$12.35	to	$13.45	$900	—	0.60%	to	1.15%		19.88%
2016	6/15/2016	6		$11.22		$67	(a)		0.60%			(a)
DWS Alternative Asset Allocation VIP - Class B
2020		68	$11.02	to	$11.30	$768	2.24%	0.60%	to	1.15%	4.65%	to	4.05%
2019		69	$10.53	to	$10.86	$751	3.56%	0.60%	to	1.15%	13.71%	to	13.13%
2018		74	$9.26	to	$9.60	$711	1.16%	0.60%	to	1.15%	-9.92%	to	-10.45%
2017		30	$10.28	to	$10.72	$322	0.56%	0.60%	to	1.15%		6.31%
2016		5		$9.67		$46	—		0.60%			4.43%
DWS High Income VIP - Class B
2020		10	$13.02	to	$12.38	$128	5.23%	0.60%	to	1.15%	5.17%	to	4.56%
2019		12	$12.38	to	$11.84	$140	5.39%	0.60%	to	1.15%	14.63%	to	14.07%
2018		11	$10.80	to	$10.38	$120	8.30%	0.60%	to	1.15%	-3.31%	to	-3.89%
2017		1,100	$11.17	to	$10.80	$121	8.67%	0.60%	to	1.15%		6.58%
2016		7		$10.48		$74	4.63%		0.60%			11.97%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Eaton Vance VT Floating-Rate Income Fund - Initial Class
2020		321	$11.59	to	$10.90	$3,601	3.03%	0.60%	to	1.15%	1.40%	to	0.83%
2019		418	$11.43	to	$10.81	$4,659	4.36%	0.60%	to	1.15%	6.42%	to	5.77%
2018		555	$10.22	to	$10.74	$5,850	3.98%	0.60%	to	1.15%	-0.65%	to	-1.16%
2017		389	$10.34	to	$10.81	$4,146	2.90%	0.60%	to	1.15%		2.85%
2016		244		$10.51		$2,561	3.11%		0.60%			8.24%
Federated Hermes High Income Bond Fund II - Service Shares
2020		30	$11.78	to	$11.54	$343	5.03%	0.60%	to	1.15%	4.80%	to	4.25%
2019		30	$11.24	to	$11.07	$333	6.03%	0.60%	to	1.15%	13.42%	to	12.73%
2018		34	$9.82	to	$9.91	$331	9.14%	0.60%	to	1.15%	-3.97%	to	-4.47%
2017	5/15/2017	21	$10.28	to	$10.32	$216	(b)	0.60%	to	1.15%		(b)
2016		(b)		(b)		(b)	(b)		(b)			(b)
Federated Hermes Kaufmann Fund II - Service Shares
2020		26	$20.42	to	$20.00	$518	—	0.60%	to	1.15%	27.70%	to	26.98%
2019		15	$15.99	to	$15.75	$237	—	0.60%	to	1.15%	32.70%	to	32.02%
2018		20	$11.93	to	$12.05	$234	—	0.60%	to	1.15%	2.99%	to	2.32%
2017	6/7/2017	1	$11.66	to	$11.70	$11	(b)	0.60%	to	1.15%		(b)	2.32%
2016		(b)		(b)		(b)	(b)		(b)			(b)
Fidelity® VIP Strategic Income Portfolio - Service Class 2
2020		296	$12.54	to	$11.87	$3,646	2.79%	0.60%	to	1.15%	6.54%	to	5.98%
2019		335	$11.77	to	$11.20	$3,882	3.09%	0.60%	to	1.15%	10.00%	to	9.37%
2018		343	$10.24	to	$10.70	$3,616	3.66%	0.60%	to	1.15%	-3.43%	to	-3.94%
2017		339	$10.66	to	$11.08	$3,702	4.29%	0.60%	to	1.15%		6.85%
2016		131		$10.37		$1,356	5.03%		0.60%			7.35%
Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2
2020		14	$15.27	to	$14.40	$208	0.34%	0.60%	to	1.15%	17.37%	to	16.79%
2019		29	$13.01	to	$12.33	$373	0.78%	0.60%	to	1.15%	22.62%	to	21.96%
2018		38	$10.11	to	$10.61	$399	0.86%	0.60%	to	1.15%	-13.81%	to	-14.32%
2017		25	$11.80	to	$12.31	$300	0.67%	0.60%	to	1.15%		6.12%
2016	05/02/2016	2		$11.60		$26	(a)		0.60%			(a)

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Fidelity® VIP FundsManager 20% Portfolio - Service Class 2
2020		75	$12.45	to	$11.95	$894	0.93%	0.60%	to	1.15%	7.42%	to	6.79%
2019		74	$11.59	to	$11.19	$834	1.75%	0.60%	to	1.15%	9.55%	to	8.85%
2018		74	$10.28	to	$10.58	$765	2.93%	0.60%	to	1.15%		-2.49%
2017		11		$10.85		$123	1.25%		0.60%			6.58%
2016	3/4/2016	10		$10.18		$99	(a)		0.60%			(a)
Fidelity® VIP FundsManager 60% Portfolio - Service Class 2
2020		78	$15.22	to	$14.56	$1,158	0.83%	0.60%	to	1.15%	14.26%	to	13.57%
2019		77	$13.32	to	$12.82	$1,001	1.50%	0.60%	to	1.15%	19.46%	to	18.81%
2018		67	$10.79	to	$11.15	$728	1.38%	0.60%	to	1.15%	-7.08%	to	-7.54%
2017		37	$11.67	to	$12.00	$432	1.53%	0.60%	to	1.15%		16.05%
2016	4/4/2016	6		$10.34		$66	(a)		0.60%			(a)
Fidelity® VIP FundsManager 85% Portfolio - Service Class 2
2020		4	$16.78	to	$16.07	$73	—	0.60%	to	1.15%	16.53%	to	15.95%
2019		4	$14.40	to	$13.86	$60	1.78%	0.60%	to	1.15%	25.44%	to	24.64%
2018		5	$11.12	to	$11.48	$52	—	0.60%	to	1.15%	-9.68%	to	-10.11%
2017		5	$12.37	to	$12.71	$63	0.93%	0.60%	to	1.15%		22.21%
2016	10/25/2016	1		$10.40		$15	(a)		0.60%			(a)
Franklin Small Cap Value VIP Fund - Class 2
2020		185	$42.65	to	$39.74	$7,685	1.25%	0.75%	to	1.35%	4.41%	to	3.79%
2019		200	$40.85	to	$38.29	$7,983	1.08%	0.75%	to	1.35%	25.38%	to	24.64%
2018		222	$30.68	to	$32.58	$7,070	0.93%	0.75%	to	1.35%	-13.51%	to	-14.07%
2017		255	$35.60	to	$37.67	$9,456	0.49%	0.75%	to	1.35%	9.83%	to	9.16%
2016		297	$32.53	to	$34.34	$10,039	0.78%	0.75%	to	1.35%	29.19%	to	28.43%
Franklin Strategic Income VIP Fund - Class 2
2020		74	$11.41	to	$11.00	$843	4.46%	0.60%	to	1.15%	2.79%	to	2.23%
2019		90	$11.10	to	$10.76	$996	5.15%	0.60%	to	1.15%	7.45%	to	6.75%
2018		96	$10.08	to	$10.33	$986	3.07%	0.60%	to	1.15%	-2.73%	to	-3.26%
2017		122	$10.42	to	$10.62	$1,291	3.59%	0.60%	to	1.15%	3.91%	to	3.37%
2016		97	$10.08	to	$10.22	$995	2.64%	0.60%	to	1.15%		7.24%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Templeton Global Bond VIP Fund - Class 2
2020		366	$9.58	to	$10.10	$3,578	7.84%	0.60%	to	1.15%	-5.80%	to	-6.39%
2019		393	$10.17	to	$10.79	$4,101	7.08%	0.60%	to	1.15%	1.40%	to	0.84%
2018		400	$10.03	to	$10.70	$4,123	—	0.60%	to	1.15%	1.31%	to	0.85%
2017		391	$9.90	to	$10.61	$3,970	—	0.60%	to	1.15%	1.33%	to	0.66%
2016		193	$9.77	to	$10.53	$1,888	—	0.60%	to	1.15%		2.30%
Ivy VIP Securian Real Estate Securities - Class II
2020		17	$11.37	to	$11.14	$188	1.58%	0.60%	to	1.15%	-3.73%	to	-4.30%
2019		27	$11.81	to	$11.64	$318	1.18%	0.60%	to	1.15%	23.66%	to	23.04%
2018		20	$9.46	to	$9.55	$191	1.60%	0.60%	to	1.15%	-6.19%	to	-6.71%
2017	5/3/2017	18	$10.14	to	$10.18	$184	(b)	0.60%	to	1.15%		(b)
2016		(b)		(b)		(b)	(b)		(b)			(b)
Ivy VIP Asset Strategy
2020		29	$12.97	to	$14.90	$378	1.75%	0.60%	to	1.15%	13.18%	to	12.62%
2019		37	$11.46	to	$13.23	$423	1.97%	0.60%	to	1.15%	21.01%	to	20.38%
2018		51	$9.47	to	$10.99	$490	1.87%	0.60%	to	1.15%	-5.96%	to	-6.55%
2017		57	$10.07	to	$11.76	$577	1.66%	0.60%	to	1.15%		17.50%
2016		56		$8.57		$477	0.57%		0.60%			-3.16%
Ivy VIP Balanced
2020		74	$15.24	to	$14.46	$1,080	1.36%	0.60%	to	1.15%	13.39%	to	12.79%
2019		65	$13.44	to	$12.82	$834	1.48%	0.60%	to	1.15%	21.41%	to	20.72%
2018		48	$10.62	to	$11.07	$513	1.50%	0.60%	to	1.15%	-3.82%	to	-4.32%
2017		50	$11.10	to	$11.51	$557	1.29%	0.60%	to	1.15%	10.67%	to	10.12%
2016	07/08/2016	6	$10.08	to	$10.40	$67	(a)	0.60%	to	1.15%		(a)
Ivy VIP Energy
2020		315	$3.77	to	$3.92	$1,223	2.42%	0.60%	to	1.15%	-37.27%	to	-37.48%
2019		70	$6.01	to	$6.27	$430	—	0.60%	to	1.15%	2.91%	to	2.28%
2018		67	$5.84	to	$6.13	$400	—	0.60%	to	1.15%	-34.53%	to	-34.93%
2017		51	$8.92	to	$9.42	$461	0.81%	0.60%	to	1.15%	-13.15%	to	-13.66%
2016		38	$10.27	to	$10.91	$385	0.09%	0.60%	to	1.15%		33.72%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Ivy VIP High Income
2020		99	$12.74	to	$12.08	$1,244	6.40%	0.60%	to	1.15%	5.38%	to	4.86%
2019		102	$12.09	to	$11.52	$1,225	6.59%	0.60%	to	1.15%	10.51%	to	9.92%
2018		102	$10.48	to	$10.94	$1,112	6.41%	0.60%	to	1.15%	-2.67%	to	-3.32%
2017		113	$10.83	to	$11.24	$1,260	6.63%	0.60%	to	1.15%	6.04%	to	5.55%
2016		88	$10.27	to	$10.60	$937	5.77%	0.60%	to	1.15%		15.47%
Ivy VIP International Core Equity
2020		1	$12.59		$10		—	1.15%		5.98%
2019		1	$11.88		$9		—	1.15%		17.28%
2018		1	$10.13		$7		15.38%	1.15%		-18.77%
2017		1	$12.47		$6		0.67%	1.15%		—
2016	06/23/2016	2	$10.20		$18		(a)	0.60%		(a)
Ivy VIP Mid Cap Growth
2020		21	$24.05	to	$25.26	$501	—	0.60%	to	1.15%	48.09%	to	47.29%
2019		30	$16.24	to	$17.15	$494	—	0.60%	to	1.15%	37.16%	to	36.33%
2018		47	$11.84	to	$12.58	$556	—	0.60%	to	1.15%	-0.67%	to	-1.18%
2017		49	$11.92	to	$12.73	$581	—	0.60%	to	1.15%		26.14%
2016		54		$9.45		$506	—		0.60%			5.47%
Ivy VIP Science and Technology
2020		48	$22.68	to	$25.17	$1,110	—	0.60%	to	1.15%	34.52%	to	33.81%
2019		58	$16.86	to	$18.81	$988	—	0.60%	to	1.15%	48.55%	to	47.76%
2018		65	$11.35	to	$12.73	$751	—	0.60%	to	1.15%	-5.73%	to	-6.33%
2017		76	$12.04	to	$13.59	$934	—	0.60%	to	1.15%	31.30%	to	30.55%
2016		79	$9.17	to	$10.41	$722	—	0.60%	to	1.15%		0.88%
Ivy VIP Small Cap Core - Class II
2020		16	$12.99	to	$12.73	$212	—	0.60%	to	1.15%	6.39%	to	5.82%
2019		20	$12.21	to	$12.03	$241	—	0.60%	to	1.15%	23.58%	to	22.88%
2018		18	$9.79	to	$9.88	$174	—	0.60%	to	1.15%	-11.07%	to	-11.48%
2017	07/31/2017	11	$11.06	to	$11.10	$122	(b)	0.60%	to	1.15%		(b)
2016		(b)		(b)		(b)	(b)		(b)			(b)

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Ivy VIP Small Cap Growth
2020		58	$18.81	to	$19.76	$1,105	—	0.60%	to	1.15%	36.80%	to	36.09%
2019		55	$13.75	to	$14.52	$763	—	0.60%	to	1.15%	22.66%	to	21.91%
2018		50	$11.21	to	$11.91	$576	0.41%	0.60%	to	1.15%	-4.68%	to	-5.18%
2017		32	$11.76	to	$12.56	$388	—	0.60%	to	1.15%		22.37%
2016		10		$9.61		$95	—		0.60%			2.23%
Janus Henderson Balanced Portfolio - Service Shares
2020		300	$16.32	to	$16.10	$4,870	1.97%	0.60%	to	1.15%	13.33%	to	12.67%
2019		312	$14.40	to	$14.29	$4,478	1.62%	0.60%	to	1.15%	21.52%	to	20.90%
2018		319	$11.82	to	$11.85	$3,776	1.99%	0.60%	to	1.15%	-0.17%	to	-0.76%
2017		265	$11.87	to	$11.91	$3,143	1.37%	0.60%	to	1.15%		17.41%
2016		117		$10.11		$1,181	2.36%		0.60%			3.69%
Janus Henderson Enterprise Portfolio - Service Shares
2020		98	$21.37	to	$19.85	$2,011	0.04%	0.60%	to	1.15%	18.46%	to	17.80%
2019		141	$18.04	to	$16.85	$2,455	0.04%	0.60%	to	1.15%	34.33%	to	33.62%
2018		154	$12.61	to	$13.43	$1,991	0.17%	0.60%	to	1.15%	-1.25%	to	-1.87%
2017		120	$12.85	to	$13.60	$1,586	0.32%	0.60%	to	1.15%	26.39%	to	25.61%
2016	05/31/2016	17	$10.23	to	$10.76	$188	(a)	0.60%	to	1.15%		(a)
Janus Henderson Flexible Bond Portfolio - Service Shares
2020		78	$11.95	to	$11.61	$925	2.32%	0.60%	to	1.15%	9.53%	to	8.91%
2019		97	$10.91	to	$10.66	$1,060	2.75%	0.60%	to	1.15%	8.67%	to	8.11%
2018		112	$9.86	to	$10.04	$1,121	2.45%	0.60%	to	1.15%	-1.86%	to	-2.47%
2017		154	$10.11	to	$10.23	$1,576	2.67%	0.60%	to	1.15%	2.71%	to	2.12%
2016		159	$9.90	to	$9.96	$1,586	2.94%	0.60%	to	1.15%		1.63%
ClearBridge Var Aggressive Growth Portfolio II
2020		7	$16.59	to	$14.95	$105	1.03%	0.60%	to	1.15%	17.00%	to	16.34%
2019		7	$14.18	to	$12.85	$89	1.36%	0.60%	to	1.15%	24.06%	to	23.32%
2018		5	$10.42	to	$11.43	$58	—	0.60%	to	1.15%	-9.14%	to	-9.63%
2017	01/04/2017	5	$11.53	to	$12.58	$64	(b)	0.60%	to	1.15%		(b)
2016		(b)		(b)		(b)	(b)		(b)			(b)

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
ClearBridge Variable Mid Cap Portfolio - Class II
2020		9	$15.64	to	$15.09	$135	—	0.60%	to	1.15%	14.41%	to	13.80%
2019		10	$13.67	to	$13.26	$133	—	0.60%	to	1.15%	31.82%	to	31.16%
2018		11	$10.11	to	$10.37	$117	—	0.60%	to	1.15%	-13.29%	to	-13.81%
2017		10	$11.73	to	$11.96	$117	0.28%	0.60%	to	1.15%		11.88%
2016	3/22/2016	3		$10.69		$30	(a)		0.60%			(a)
Western Asset Core Plus VIT Portfolio - Class I
2020		1		$32.40		$18	—		1.40%			7.78%
2019		0		$30.06		$10	—		1.40%			10.60%
2018		0		$27.18		$9	—		1.40%			-3.62%
2017		1		$28.20		$37	4.39%		1.40%			4.29%
2016		1		$27.04		$36	1.72%		1.40%			3.09%
MFS VIT II Income Portfolio - Service Class
2020		45	$11.99	to	$11.74	$534	—	0.60%	to	1.15%	8.51%	to	7.81%
2019		27	$11.05	to	$10.89	$299	3.41%	0.60%	to	1.15%	10.61%	to	10.00%
2018		29	$9.90	to	$9.99	$287	3.89%	0.60%	to	1.15%	-2.73%	to	-3.23%
2017	5/2/2017	27	$10.23	to	$10.27	$279	(b)	0.60%	to	1.15%		(b)
2016		(b)		(b)		(b)	(b)		(b)			(b)
MFS VIT Research Series Portfolio - Service Class
2020		21	$18.67	to	$17.59	$381	0.47%	0.60%	to	1.15%	15.60%	to	14.97%
2019		30	$16.15	to	$15.30	$468	0.71%	0.60%	to	1.15%	31.84%	to	31.11%
2018		31	$11.67	to	$12.25	$373	0.56%	0.60%	to	1.15%	-5.19%	to	-5.74%
2017		27	$12.38	to	$12.92	$347	1.74%	0.60%	to	1.15%	22.35%	to	21.61%
2016	1/20/2016	4	$10.18	to	$10.56	$42	(a)	0.60%	to	1.15%		(a)
MFS VIT International Intrinsic Value Portfolio - Service Class
2020		32	$15.63	to	$15.31	$497	0.79%	0.60%	to	1.15%	19.50%	to	18.77%
2019		40	$13.08	to	$12.89	$515	1.38%	0.60%	to	1.15%	24.93%	to	24.18%
2018		34	$10.38	to	$10.47	$353	1.12%	0.60%	to	1.15%	-10.28%	to	-10.75%
2017	05/22/2017	31	$11.63	to	$11.67	$361	(b)	0.60%	to	1.15%		(b)
2016		(b)		(b)		(b)	(b)		(b)			(b)

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
MFS VIT Value Series - Service Class
2020		53	$13.23	to	$12.96	$700	1.16%	0.60%	to	1.15%	2.64%	to	2.05%
2019		53	$12.89	to	$12.70	$680	2.22%	0.60%	to	1.15%	28.77%	to	28.02%
2018		40	$9.92	to	$10.01	$403	1.87%	0.60%	to	1.15%	-10.94%	to	-11.43%
2017	6/7/2017	21	$11.19	to	$11.24	$238	(b)	0.60%	to	1.15%		(b)
2016		(b)		(b)		(b)	(b)		(b)			(b)
MFS VIT III Global Real Estate Portfolio - Service Class
2020		49	$12.86	to	$12.60	$623	3.17%	0.60%	to	1.15%	0.55%	to	0.00%
2019		75	$12.79	to	$12.60	$953	3.22%	0.60%	to	1.15%	25.89%	to	25.25%
2018		72	$10.06	to	$10.16	$724	3.68%	0.60%	to	1.15%	-3.88%	to	-4.46%
2017	5/3/2017	55	$10.53	to	$10.57	$581	(b)	0.60%	to	1.15%		(b)
2016		(b)		(b)		(b)	(b)		(b)			(b)
Invesco Oppenheimer V.I. Main Street Fund - Series II
2020		42	$14.83	to	$14.53	$604	1.06%	0.60%	to	1.15%	13.03%	to	12.37%
2019		40	$13.12	to	$12.93	$523	0.80%	0.60%	to	1.15%	30.94%	to	30.21%
2018		48	$9.93	to	$10.02	$476	0.85%	0.60%	to	1.15%	-8.66%	to	-9.15%
2017	5/12/2017	43	$10.93	to	$10.97	$470	(b)	0.60%	to	1.15%		(b)
2016		(b)		(b)		(b)	(b)		(b)			(b)
Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II
2020		29	$54.86	to	$49.89	$1,520	0.32%	0.75%	to	1.35%	18.74%	to	18.03%
2019		35	$46.20	to	$42.27	$1,571	—	0.75%	to	1.35%	25.17%	to	24.43%
2018		35	$33.97	to	$36.91	$1,260	0.07%	0.75%	to	1.35%	-11.21%	to	-11.77%
2017		42	$35.49	to	$41.57	$1,677	0.64%	0.75%	to	1.35%	13.05%	to	12.38%
2016		53	$34.26	to	$36.77	$1,883	0.25%	0.75%	to	1.35%	16.80%	to	16.10%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II
2020		19	$23.75	to	$22.62	$433	—	0.60%	to	1.15%	39.38%	to	38.69%
2019		23	$17.04	to	$16.31	$381	—	0.60%	to	1.15%	38.20%	to	37.41%
2018		27	$11.87	to	$12.33	$324	—	0.60%	to	1.15%	-6.87%	to	-7.41%
2017		20	$12.82	to	$13.24	$267	—	0.60%	to	1.15%		27.68%
2016	5/18/2016	3		$10.37		$28	(a)		0.60%			(a)

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Invesco Oppenheimer V.I. International Growth Fund - Series II
2020		84	$14.42	to	$15.16	$1,231	0.64%	0.60%	to	1.15%	20.27%	to	19.65%
2019		79	$11.99	to	$12.67	$958	0.75%	0.60%	to	1.15%	27.28%	to	26.45%
2018		122	$9.42	to	$10.02	$1,167	0.61%	0.60%	to	1.15%	-20.03%	to	-20.48%
2017		122	$11.78	to	$12.60	$1,462	1.17%	0.60%	to	1.15%	25.59%	to	25.00%
2016		80	$9.38	to	$10.08	$752	0.95%	0.60%	to	1.15%		-3.30%
Invesco Oppenheimer V.I. Total Return Bond Fund - Service Shares
2020		120	$11.83	to	$11.58	$1,400	3.25%	0.60%	to	1.15%	8.83%	to	8.12%
2019		24	$10.87	to	$10.71	$260	4.44%	0.60%	to	1.15%	8.59%	to	7.96%
2018		10	$9.92	to	$10.01	$100	1.95%	0.60%	to	1.15%	-1.96%	to	-2.46%
2017	5/9/2017	20	$10.17	to	$10.21	$207	(b)	0.60%	to	1.15%		(b)
2016		(b)		(b)		(b)	(b)		(b)			(b)
PIMCO All Asset Portfolio - Administrative Class
2020		6	$12.91	to	$12.54	$70	4.26%	0.60%	to	1.15%	7.40%	to	6.72%
2019		18	$12.02	to	$11.75	$212	3.01%	0.60%	to	1.15%	11.19%	to	10.64%
2018		17	$10.62	to	$10.81	$186	3.13%	0.60%	to	1.15%	-6.00%	to	-6.51%
2017		17	$11.36	to	$11.50	$198	4.96%	0.60%	to	1.15%		12.86%
2016		8		$10.19		$83	3.57%		0.60%			12.22%
PIMCO Low Duration Portfolio - Administrative Class
2020		239	$10.63	to	$10.39	$2,516	1.29%	0.60%	to	1.15%	2.41%	to	1.86%
2019		207	$10.38	to	$10.20	$2,131	2.98%	0.60%	to	1.15%	3.39%	to	2.82%
2018		163	$9.92	to	$10.04	$1,630	2.06%	0.60%	to	1.15%	-0.20%	to	-0.80%
2017		166	$10.00	to	$10.06	$1,663	1.17%	0.60%	to	1.15%	0.70%	to	0.10%
2016		94		$9.99		$935	1.51%	0.60%	to	1.15%		0.81%
PIMCO Real Return Portfolio - Administrative Class
2020		237	$17.00	to	$15.45	$3,871	1.42%	0.75%	to	1.35%	10.89%	to	10.20%
2019		255	$15.33	to	$14.02	$3,755	1.62%	0.75%	to	1.35%	7.65%	to	6.94%
2018		292	$13.11	to	$14.24	$3,999	2.54%	0.75%	to	1.35%	-3.00%	to	-3.53%
2017		324	$13.59	to	$14.67	$4,588	2.38%	0.75%	to	1.35%	2.95%	to	2.26%
2016		366	$13.29	to	$14.26	$5,057	2.26%	0.75%	to	1.35%	4.39%	to	3.83%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
PIMCO Short-Term Portfolio - Administrative Class
2020		175	$10.86	to	$10.45	$1,879	1.19%	0.60%	to	1.15%	1.69%	to	1.06%
2019		204	$10.68	to	$10.34	$2,150	2.29%	0.60%	to	1.15%	2.10%	to	1.67%
2018		222	$10.17	to	$10.46	$2,299	2.19%	0.60%	to	1.15%	0.97%	to	0.30%
2017		265	$10.14	to	$10.36	$2,721	1.66%	0.60%	to	1.15%	1.77%	to	1.20%
2016		246	$10.02	to	$10.18	$2,508	0.99%	0.60%	to	1.15%		1.80%
PIMCO Total Return Portfolio - Administrative Class
2020		492	$11.98	to	$11.64	$5,804	2.06%	0.60%	to	1.15%	7.93%	to	7.38%
2019		471	$11.10	to	$10.84	$5,171	3.06%	0.60%	to	1.15%	7.77%	to	7.11%
2018		512	$10.12	to	$10.30	$5,227	2.61%	0.60%	to	1.15%	-1.15%	to	-1.75%
2017		643	$10.29	to	$10.42	$6,656	1.50%	0.60%	to	1.15%	4.30%	to	3.73%
2016		287	$9.93	to	$9.99	$2,871	1.94%	0.60%	to	1.15%		2.04%
ProFund VP Bull
2020		316	$24.57	to	$18.95	$6,562	0.08%	0.95%	to	2.25%	14.92%	to	13.41%
2019		371	$21.38	to	$16.71	$6,767	0.29%	0.95%	to	2.25%	27.64%	to	26.02%
2018		445	$13.26	to	$18.23	$6,415	—	0.95%	to	2.25%	-7.00%	to	-8.30%
2017		503	$14.46	to	$19.62	$7,873	—	0.95%	to	2.25%	18.21%	to	16.65%
2016		625	$12.39	to	$16.61	$8,339	—	0.95%	to	2.25%	8.62%	to	7.18%
ProFund VP Europe 30
2020		147	$11.23	to	$9.49	$1,405	2.24%	0.95%	to	2.35%	-10.09%	to	-11.31%
2019		170	$12.49	to	$10.70	$1,815	2.93%	0.95%	to	2.35%	16.62%	to	15.05%
2018		196	$8.48	to	$10.71	$1,808	2.62%	0.95%	to	2.35%	-14.93%	to	-16.22%
2017		219	$10.10	to	$12.59	$2,395	1.90%	0.95%	to	2.35%	18.55%	to	16.97%
2016		332	$8.63	to	$10.62	$3,101	2.88%	0.95%	to	2.35%	6.84%	to	5.21%
ProFund VP Rising Rates Opportunity
2020		1,217	$1.15	to	$0.92	$1,238	0.65%	0.95%	to	2.25%	-27.67%	to	-28.13%
2019		1,076	$1.59	to	$1.28	$1,516	0.19%	0.95%	to	2.25%	-18.04%	to	-19.50%
2018		957	$1.59	to	$1.97	$1,661	—	0.95%	to	2.25%	3.19%	to	1.79%
2017		1,015	$1.56	to	$1.93	$1,718	—	0.95%	to	2.25%	-12.96%	to	-14.05%
2016		1,289	$1.81	to	$2.24	$2,521	—	0.95%	to	2.25%	-6.09%	to	-7.39%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Putnam VT Income Fund - Class 1B
2020		94	$11.99	to	$11.92	$1,130	4.90%	0.60%	to	1.15%	5.08%	to	4.47%
2019		87	$11.41	to	$11.41	$992	2.80%	0.60%	to	1.15%	11.21%	to	10.67%
2018		71	$10.26	to	$10.31	$725	3.19%	0.60%	to	1.15%	-0.39%	to	-0.96%
2017		88	$10.30	to	$10.41	$904	4.33%	0.60%	to	1.15%		4.99%
2016		87		$9.81		$851	3.34%		0.60%			1.34%
Putnam VT International Equity Fund - Class 1B
2020		1	$13.23	to	$13.88	$19	—	0.60%	to	1.15%	11.46%	to	10.77%
2019		2	$11.87	to	$12.53	$21	—	0.60%	to	1.15%	23.69%	to	24.42%
2018		2	$9.54	to	$10.13	$20	—	0.60%	to	1.15%	-19.63%	to	-20.05%
2017		3	$11.87	to	$12.67	$41	0.50%	0.60%	to	1.15%		25.87%
2016	02/05/2016	0		$9.43		$4	(a)		0.60%			(a)
Putnam VT International Value Fund - Class 1B
2020		1		$12.31		$10		—	0.60%			3.36%
2019		1		$11.91		$9		—	0.60%			19.46%
2018		1		$9.97		$7		—	0.60%			-18.08%
2017		1		$12.17		$9		1.53%	0.60%			23.93%
2016	2/25/2016	1		$9.82		$8		(a)	0.60%			(a)
Putnam VT Mortgage Securities Fund - Class 1B
2020		90	$10.74	to	$10.68	$961	10.23%	0.60%	to	1.15%	-2.10%	to	-2.64%
2019		82	$10.97	to	$10.97	$897	2.22%	0.60%	to	1.15%	12.51%	to	11.82%
2018		93	$9.75	to	$9.81	$906	2.91%	0.60%	to	1.15%	-1.52%	to	-2.00%
2017		95	$9.90	to	$10.01	$947	1.94%	0.60%	to	1.15%	1.33%	to	0.81%
2016		74	$9.77	to	$9.93	$719	0.77%	0.60%	to	1.15%		-0.41%
Putnam VT Multi-Cap Core Fund - Class IB Shares
2020		12	$18.93	to	$17.42	$216	0.98%	0.60%	to	1.15%	16.64%	to	15.98%
2019		12	$16.23	to	$15.02	$191	1.04%	0.60%	to	1.15%	30.78%	to	30.16%
2018		16	$11.54	to	$12.41	$192	1.03%	0.60%	to	1.15%	-8.14%	to	-8.70%
2017		15	$12.64	to	$13.51	$196	1.14%	0.60%	to	1.15%		22.04%
2016	03/14/2016	9		$11.07		$100	(a)		0.60%			(a)

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Putnam VT Small Cap Value Fund - Class 1B
2020		24	$12.96	to	$11.83	$310	0.99%	0.60%	to	1.15%	3.35%	to	2.78%
2019		24	$12.54	to	$11.51	$298	0.71%	0.60%	to	1.15%	23.55%	to	22.84%
2018		26	$9.37	to	$10.15	$265	0.43%	0.60%	to	1.15%	-20.45%	to	-20.86%
2017		16	$11.84	to	$12.76	$200	0.59%	0.60%	to	1.15%		7.23%
2016		11		$11.90		$135	1.10%		0.60%			26.73%
T. Rowe Price Blue Chip Growth Portfolio - II
2020		271	$24.00	to	$22.92	$6,399	—	0.60%	to	1.15%	33.11%	to	32.41%
2019		302	$18.03	to	$17.31	$5,371	—	0.60%	to	1.15%	28.79%	to	28.03%
2018		353	$13.52	to	$14.00	$4,881	—	0.60%	to	1.15%	1.01%	to	0.52%
2017		337	$13.45	to	$13.86	$4,639	—	0.60%	to	1.15%	35.09%	to	34.23%
2016		208	$10.02	to	$10.26	$2,132	—	0.60%	to	1.15%		—
T. Rowe Price Health Sciences Portfolio - II
2020		335	$17.84	to	$19.42	$6,207	—	0.60%	to	1.15%	28.53%	to	27.76%
2019		343	$13.88	to	$15.20	$4,952	—	0.60%	to	1.15%	27.81%	to	27.20%
2018		408	$10.86	to	$11.95	$4,618	—	0.60%	to	1.15%	0.28%	to	-0.33%
2017		393	$10.83	to	$11.99	$4,411	—	0.60%	to	1.15%	26.52%	to	25.81%
2016		240	$8.56	to	$9.53	$2,057	—	0.60%	to	1.15%		-11.20%
MFS VIT Utilities Series Portfolio - Service Class
2020		100	$13.78	to	$15.18	$1,461	1.76%	0.60%	to	1.15%	4.95%	to	4.40%
2019		116	$13.13	to	$14.54	$1,611	4.35%	0.60%	to	1.15%	24.10%	to	23.43%
2018		86	$10.58	to	$11.78	$966	0.78%	0.60%	to	1.15%	0.19%	to	-0.34%
2017		95	$10.56	to	$11.82	$1,074	3.08%	0.60%	to	1.15%		13.79%
2016		25		$9.28		$230	5.45%		0.60%			10.61%
Voya Balanced Portfolio - Class S
2020		117	$25.69	to	$16.29	$2,628	2.04%	0.75%	to	2.00%	9.74%	to	8.38%
2019		115	$23.41	to	$15.03	$2,360	2.28%	0.75%	to	2.00%	17.93%	to	16.42%
2018		137	$12.91	to	$19.85	$2,385	1.91%	0.75%	to	2.00%	-7.76%	to	-8.89%
2017		161	$14.17	to	$21.51	$3,054	2.39%	0.75%	to	2.00%	13.56%	to	12.10%
2016		193	$12.64	to	$18.95	$3,255	1.50%	0.75%	to	2.00%	6.82%	to	5.42%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Intermediate Bond Portfolio - Class A
2020		344	$11.97	to	$11.46	$4,069	2.94%	0.60%	to	1.15%	6.68%	to	6.01%
2019		314	$11.22	to	$10.81	$3,487	2.81%	0.60%	to	1.15%	8.62%	to	8.10%
2018		285	$10.00	to	$10.33	$2,914	3.04%	0.60%	to	1.15%	-1.71%	to	-2.25%
2017		389	$10.23	to	$10.51	$4,049	2.65%	0.60%	to	1.15%		3.96%
2016		312		$10.11		$3,155	2.09%		0.60%			3.27%
Voya Intermediate Bond Portfolio - Class S
2020		120,026	$20.67	to	$13.64	$2,025,972	3.18%	0.75%	to	2.35%	6.77%	to	5.08%
2019		129,622	$19.36	to	$12.98	$2,070,231	3.18%	0.75%	to	2.35%	8.70%	to	6.92%
2018		143,182	$12.14	to	$17.81	$2,124,524	3.40%	0.75%	to	2.35%	-1.55%	to	-3.11%
2017		158,880	$12.53	to	$18.09	$2,421,278	3.12%	0.75%	to	2.35%	4.03%	to	2.29%
2016		182,890	$12.23	to	$17.39	$2,706,288	2.17%	0.75%	to	2.35%	3.39%	to	1.74%
Voya Balanced Income Portfolio - Adviser Class
2020		129	$13.03	to	$12.49	$1,650	3.21%	0.60%	to	1.15%	2.20%	to	1.63%
2019		172	$12.75	to	$12.29	$2,153	4.44%	0.60%	to	1.15%	17.19%	to	16.60%
2018		182	$10.54	to	$10.88	$1,945	5.37%	0.60%	to	1.15%	-5.96%	to	-6.48%
2017		186	$11.27	to	$11.57	$2,112	3.00%	0.60%	to	1.15%		9.36%
2016		45		$10.58		$471	6.02%		0.60%			14.63%
Voya Balanced Income Portfolio - Service Class
2020		14,213	$19.98	to	$16.22	$251,340	3.45%	0.95%	to	2.35%	2.04%	to	0.62%
2019		15,916	$19.58	to	$16.12	$278,046	4.65%	0.95%	to	2.35%	17.32%	to	15.64%
2018		17,837	$13.94	to	$16.69	$267,955	5.17%	0.95%	to	2.35%	-5.92%	to	-7.25%
2017		21,109	$14.69	to	$17.74	$339,916	4.38%	0.95%	to	2.55%	9.24%	to	7.53%
2016		26,115	$13.57	to	$16.24	$388,268	6.34%	0.95%	to	2.60%	14.61%	to	12.61%
Voya Balanced Income Portfolio - Service 2 Class
2020		302	$18.30	to	$16.24	$5,188	3.42%	1.40%	to	2.20%	1.61%	to	0.74%
2019		334	$18.01	to	$16.12	$5,677	4.22%	1.40%	to	2.20%	16.49%	to	15.56%
2018		317	$13.95	to	$15.46	$4,648	5.08%	1.40%	to	2.20%	-6.53%	to	-7.25%
2017		342	$15.03	to	$16.53	$5,388	4.55%	1.40%	to	2.20%	8.62%	to	7.73%
2016		528	$13.95	to	$15.22	$7,703	6.39%	1.40%	to	2.20%	13.92%	to	12.96%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Global Perspectives® Portfolio - Class A
2020		6,787	$13.96	to	$13.50	$96,451	2.92%	0.60%	to	2.35%	15.09%	to	13.07%
2019		7,565	$12.13	to	$11.94	$94,485	3.35%	0.60%	to	2.35%	17.31%	to	15.25%
2018		8,703	$10.34	to	$11.24	$93,724	2.61%	0.60%	to	2.35%	-8.09%	to	-9.68%
2017		10,222	$11.25	to	$12.27	$121,086	2.51%	0.60%	to	2.35%	13.87%	to	11.90%
2016		13,105	$9.88	to	$10.81	$137,810	2.51%	0.60%	to	2.35%	5.89%	to	3.96%
Voya Government Liquid Assets Portfolio - Service Class
2020		26,278	$18.58	to	$8.25	$336,356	0.19%	0.75%	to	2.35%	-0.48%	to	-2.14%
2019		20,724	$18.67	to	$8.43	$273,886	1.66%	0.75%	to	2.35%	0.97%	to	-0.59%
2018		23,843	$8.48	to	$18.49	$317,669	1.29%	0.75%	to	2.35%	0.60%	to	-1.05%
2017		25,174	$8.57	to	$18.38	$336,322	0.37%	0.75%	to	2.35%	-0.33%	to	-1.95%
2016		33,048	$8.74	to	$18.44	$446,968	—	0.75%	to	2.35%	-0.65%	to	-2.24%
Voya Government Liquid Assets Portfolio - Service 2 Class
2020		994	$9.99	to	$8.36	$9,269	0.16%	0.60%	to	2.20%	-0.40%	to	-1.99%
2019		795	$10.03	to	$8.53	$7,491	1.50%	0.60%	to	2.20%	1.01%	to	-0.58%
2018		978	$8.58	to	$9.93	$9,175	1.11%	0.60%	to	2.20%	0.61%	to	-1.04%
2017		1,190	$8.67	to	$9.90	$11,296	0.25%	0.60%	to	2.20%	-0.30%	to	-1.92%
2016		1,083	$8.84	to	$9.99	$10,116	—	0.60%	to	2.20%	-0.50%	to	-2.10%
Voya High Yield Portfolio - Adviser Class
2020		52	$13.04	to	$12.00	$646	4.70%	0.60%	to	1.15%	4.57%	to	3.99%
2019		49	$12.47	to	$11.54	$588	4.50%	0.60%	to	1.15%	14.19%	to	13.58%
2018		70	$10.16	to	$10.92	$746	5.60%	0.60%	to	1.15%	-4.13%	to	-4.69%
2017		81	$10.66	to	$11.39	$896	5.70%	0.60%	to	1.15%		5.17%
2016		37		$10.83		$395	5.87%		0.60%			13.52%
Voya High Yield Portfolio - Service Class
2020		9,876	$24.97	to	$18.93	$219,808	4.96%	0.75%	to	2.35%	4.83%	to	3.16%
2019		11,649	$23.82	to	$18.35	$249,872	5.41%	0.75%	to	2.35%	14.35%	to	12.51%
2018		13,103	$16.31	to	$21.72	$248,526	5.78%	0.75%	to	2.35%	-3.92%	to	-5.50%
2017		15,193	$17.25	to	$22.65	$303,623	6.81%	0.75%	to	2.35%	5.40%	to	3.70%
2016		19,111	$16.28	to	$21.52	$366,188	6.65%	0.75%	to	2.35%	13.71%	to	11.90%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Large Cap Growth Portfolio - Adviser Class
2020		51,639	$21.63	to	$29.57	$1,609,128	—	0.60%	to	2.35%	29.37%	to	27.02%
2019		59,780	$16.72	to	$23.28	$1,457,697	0.09%	0.60%	to	2.35%	31.14%	to	28.83%
2018		70,169	$12.53	to	$20.14	$1,321,041	0.05%	0.60%	to	2.35%	-2.67%	to	-4.39%
2017		81,401	$12.95	to	$20.72	$1,593,395	0.07%	0.60%	to	2.35%	28.18%	to	26.00%
2016		104,566	$10.22	to	$16.18	$1,615,163	—	0.60%	to	2.35%	2.71%	to	0.94%
Voya Large Cap Growth Portfolio - Institutional Class
2020		3		$25.10		$74	—		0.75%			29.92%
2019		3		$19.32		$57	—		0.75%			31.79%
2018		4	$14.27	to	$14.66	$61	—	0.75%	to	1.35%	-2.27%	to	-2.79%
2017		7	$14.68	to	$14.99	$100	0.64%	0.75%	to	1.35%	28.87%	to	27.99%
2016		7	$11.47	to	$11.64	$80	0.55%	0.75%	to	1.35%	3.10%	to	2.50%
Voya Large Cap Growth Portfolio - Service Class
2020		26,827	$60.77	to	$42.89	$1,321,854	0.24%	0.75%	to	2.35%	29.60%	to	27.50%
2019		31,805	$46.89	to	$33.64	$1,221,580	0.43%	0.75%	to	2.35%	31.42%	to	29.33%
2018		37,634	$14.11	to	$35.68	$1,111,621	0.40%	0.75%	to	2.35%	-2.46%	to	-4.06%
2017		44,052	$14.55	to	$36.58	$1,348,769	0.42%	0.75%	to	2.35%	28.44%	to	26.37%
2016		57,036	$11.40	to	$28.48	$1,372,933	0.30%	0.75%	to	2.35%	2.93%	to	1.23%
Voya Large Cap Growth Portfolio - Service 2 Class
2020		305	$50.92	to	$42.93	$14,306	0.11%	1.40%	to	2.20%	28.59%	to	27.54%
2019		366	$39.60	to	$33.66	$13,412	0.28%	1.40%	to	2.20%	30.31%	to	29.26%
2018		436	$26.04	to	$30.39	$12,351	0.22%	1.40%	to	2.20%	-3.22%	to	-4.02%
2017		492	$27.13	to	$31.40	$14,504	0.26%	1.40%	to	2.20%	27.38%	to	26.36%
2016		620	$21.47	to	$24.65	$14,453	0.12%	1.40%	to	2.20%	2.15%	to	1.32%
Voya Large Cap Value Portfolio - Adviser Class
2020		26	$13.92	to	$13.56	$363	1.52%	0.60%	to	1.15%	4.98%	to	4.39%
2019		32	$13.26	to	$12.99	$428	1.53%	0.60%	to	1.15%	23.69%	to	23.01%
2018		34	$10.56	to	$10.72	$359	1.49%	0.60%	to	1.15%	-8.84%	to	-9.43%
2017		38	$11.65	to	$11.76	$447	2.19%	0.60%	to	1.15%		12.11%
2016		28		$10.49		$298	2.44%		0.60%			12.55%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Large Cap Value Portfolio - Service Class
2020		27,865	$17.22	to	$19.66	$581,135	1.80%	0.75%	to	2.35%	5.13%	to	3.47%
2019		31,582	$16.38	to	$19.00	$632,792	1.85%	0.75%	to	2.35%	23.90%	to	21.79%
2018		36,776	$12.80	to	$17.53	$601,195	1.77%	0.75%	to	2.35%	-8.70%	to	-10.14%
2017		41,939	$14.11	to	$19.23	$758,788	2.05%	0.75%	to	2.35%	12.36%	to	10.57%
2016		54,367	$12.63	to	$17.14	$884,391	2.06%	0.75%	to	2.35%	12.77%	to	10.88%
Voya Limited Maturity Bond Portfolio - Service Class
2020		775	$31.19	to	$17.71	$16,680	1.94%	0.50%	to	2.25%	2.67%	to	0.85%
2019		890	$30.38	to	$17.56	$18,878	1.59%	0.50%	to	2.25%	3.54%	to	1.74%
2018		1,041	$10.62	to	$29.34	$21,661	1.48%	0.50%	to	2.25%	0.58%	to	-1.20%
2017		1,201	$10.64	to	$29.17	$25,111	1.71%	0.50%	to	2.25%	0.69%	to	-1.08%
2016		1,437	$9.91	to	$28.97	$30,117	1.25%	0.50%	to	2.25%	0.77%	to	-1.01%
Voya Retirement Conservative Portfolio - Adviser Class
2020		26,330	$12.93	to	$11.79	$332,789	1.77%	0.60%	to	2.35%	9.67%	to	7.67%
2019		27,643	$11.79	to	$10.95	$322,441	1.88%	0.60%	to	2.35%	12.93%	to	10.94%
2018		29,697	$9.87	to	$11.25	$310,189	1.92%	0.60%	to	2.35%	-3.33%	to	-5.00%
2017		32,691	$10.39	to	$11.67	$357,477	1.39%	0.60%	to	2.35%	7.11%	to	5.22%
2016		39,620	$9.87	to	$10.94	$409,091	1.61%	0.60%	to	2.35%	4.02%	to	2.17%
Voya Retirement Growth Portfolio - Adviser Class
2020		126,749	$14.68	to	$17.58	$2,386,823	2.17%	0.60%	to	2.35%	13.01%	to	10.98%
2019		144,391	$12.99	to	$15.84	$2,435,436	1.87%	0.60%	to	2.35%	20.84%	to	18.74%
2018		165,782	$10.75	to	$15.21	$2,342,173	1.69%	0.60%	to	2.35%	-8.04%	to	-9.68%
2017		185,585	$11.69	to	$16.59	$2,885,363	1.75%	0.60%	to	2.35%	15.97%	to	13.97%
2016		232,028	$10.08	to	$14.36	$3,147,521	2.19%	0.60%	to	2.35%	6.67%	to	4.77%
Voya Retirement Moderate Growth Portfolio - Adviser Class
2020		87,243	$14.38	to	$17.19	$1,607,353	2.08%	0.60%	to	2.35%	12.43%	to	10.48%
2019		98,979	$12.79	to	$15.56	$1,640,581	1.92%	0.60%	to	2.35%	19.31%	to	17.17%
2018		113,710	$10.65	to	$15.13	$1,598,446	1.76%	0.60%	to	2.35%	-6.86%	to	-8.48%
2017		129,250	$11.50	to	$16.31	$1,973,767	1.75%	0.60%	to	2.35%	13.87%	to	11.86%
2016		157,892	$10.11	to	$14.37	$2,142,739	2.15%	0.60%	to	2.35%	6.20%	to	4.26%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Retirement Moderate Portfolio - Adviser Class
2020		51,337	$13.69	to	$15.72	$866,539	2.02%	0.60%	to	2.35%	11.48%	to	9.55%
2019		57,904	$12.28	to	$14.35	$886,812	1.97%	0.60%	to	2.35%	16.51%	to	14.43%
2018		64,965	$10.47	to	$14.30	$864,522	1.83%	0.60%	to	2.35%	-5.72%	to	-7.32%
2017		73,293	$11.15	to	$15.20	$1,045,513	1.61%	0.60%	to	2.35%	11.24%	to	9.20%
2016		87,858	$10.05	to	$13.73	$1,140,762	1.96%	0.60%	to	2.35%	5.13%	to	3.25%
Voya U.S. Stock Index Portfolio - Service Class
2020		18,612	$12.12	to	$11.91	$223,170	1.54%	0.75%	to	2.35%	16.99%	to	15.07%
2019	12/13/2019	21,514	$10.36	to	$10.35	$222,779	(c)	0.75%	to	2.35%		(c)
2018		(c)		(c)		(c)	(c)		(c)			(c)
2017		(c)		(c)		(c)	(c)		(c)			(c)
2016		(c)		(c)		(c)	(c)		(c)			(c)
VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class
2020		146	$11.34	to	$11.16	$1,645	1.18%	0.60%	to	1.15%	9.88%	to	9.20%
2019		71	$10.32	to	$10.22	$731	1.95%	0.60%	to	1.15%	7.05%	to	6.46%
2018		73	$9.60	to	$9.64	$707	1.68%	0.60%	to	1.15%	-3.02%	to	-3.52%
2017		73	$9.94	to	$9.95	$725	0.68%	0.60%	to	1.15%		1.53%
2016		51		$9.79		$504	—		0.60%			2.73%
VY® BlackRock Inflation Protected Bond Portfolio - Service Class
2020		12,216	$13.99	to	$11.56	$151,903	1.51%	0.75%	to	2.35%	10.07%	to	8.24%
2019		12,222	$12.71	to	$10.68	$139,743	2.22%	0.75%	to	2.35%	7.26%	to	5.53%
2018		13,753	$10.12	to	$11.85	$148,078	2.11%	0.75%	to	2.35%	-2.79%	to	-4.35%
2017		13,815	$10.58	to	$12.19	$154,571	1.24%	0.75%	to	2.35%	1.71%	to	0.06%
2016		16,576	$10.57	to	$11.98	$184,145	—	0.75%	to	2.35%	2.83%	to	1.24%
VY® Clarion Global Real Estate Portfolio - Adviser Class
2020		18	$10.71	to	$11.64	$191	4.22%	0.60%	to	1.15%	-5.97%	to	-6.51%
2019		25	$11.39	to	$12.45	$284	2.22%	0.60%	to	1.15%	23.27%	to	22.54%
2018		28	$9.24	to	$10.16	$256	4.17%	0.60%	to	1.15%	-9.68%	to	-10.09%
2017		36	$10.23	to	$11.30	$367	3.34%	0.60%	to	1.15%		9.53%
2016		66		$9.34		$616	0.96%		0.60%			-0.32%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
VY® Clarion Global Real Estate Portfolio - Service Class
2020		3,338	$13.38	to	$13.53	$49,104	5.03%	0.75%	to	2.35%	-5.77%	to	-7.27%
2019		3,731	$14.20	to	$14.59	$58,765	2.73%	0.75%	to	2.35%	23.48%	to	21.38%
2018		4,393	$10.78	to	$14.39	$56,621	5.22%	0.75%	to	2.35%	-9.45%	to	-10.90%
2017		5,015	$11.97	to	$15.92	$72,058	3.51%	0.75%	to	2.35%	9.67%	to	7.90%
2016		6,167	$10.98	to	$14.55	$81,615	1.11%	0.75%	to	2.35%	-0.17%	to	-1.73%
VY® Clarion Global Real Estate Portfolio - Service 2 Class
2020		47	$15.26	to	$13.54	$663	4.75%	1.40%	to	2.20%	-6.50%	to	-7.26%
2019		50	$16.32	to	$14.60	$768	2.66%	1.40%	to	2.20%	22.34%	to	21.36%
2018		58	$12.03	to	$13.34	$734	5.13%	1.40%	to	2.20%	-10.11%	to	-10.82%
2017		64	$13.49	to	$14.84	$902	3.41%	1.40%	to	2.20%	8.88%	to	8.01%
2016		75	$12.49	to	$13.63	$979	0.93%	1.40%	to	2.20%	-0.94%	to	-1.81%
VY® Clarion Real Estate Portfolio - Adviser Class
2020		51	$11.25	to	$11.66	$576	1.94%	0.60%	to	1.15%	-7.41%	to	-7.97%
2019		54	$12.15	to	$12.67	$662	1.91%	0.60%	to	1.15%	26.96%	to	26.32%
2018		62	$9.57	to	$10.03	$591	2.57%	0.60%	to	1.15%	-8.60%	to	-9.07%
2017		70	$10.47	to	$11.03	$731	2.33%	0.60%	to	1.15%	4.28%	to	3.67%
2016		59	$10.04	to	$10.64	$589	1.45%	0.60%	to	1.15%		3.19%
VY® Clarion Real Estate Portfolio - Service Class
2020		1,054	$163.19	to	$20.64	$93,697	2.11%	0.50%	to	2.35%	-7.00%	to	-8.75%
2019		1,211	$175.48	to	$22.62	$117,079	2.21%	0.50%	to	2.35%	27.51%	to	25.18%
2018		1,431	$16.76	to	$137.62	$110,260	2.68%	0.50%	to	2.35%	-8.11%	to	-9.88%
2017		1,626	$18.33	to	$149.77	$138,229	2.12%	0.50%	to	2.35%	4.65%	to	2.70%
2016		2,181	$17.60	to	$143.11	$182,844	1.57%	0.50%	to	2.35%	3.73%	to	1.77%
VY® Clarion Real Estate Portfolio - Service 2 Class
2020		274	$40.78	to	$20.65	$8,420	2.03%	1.40%	to	2.20%	-8.01%	to	-8.75%
2019		306	$44.33	to	$22.63	$10,363	2.05%	1.40%	to	2.20%	26.19%	to	25.17%
2018		357	$18.08	to	$35.13	$9,719	2.54%	1.40%	to	2.20%	-9.08%	to	-9.83%
2017		394	$20.05	to	$38.63	$11,908	2.01%	1.40%	to	2.20%	3.56%	to	2.72%
2016		492	$19.52	to	$37.31	$14,584	1.44%	1.40%	to	2.20%	2.61%	to	1.77%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
VY® Invesco Growth and Income Portfolio - Adviser Class
2020		59	$13.78	to	$12.50	$783	1.67%	0.60%	to	1.15%	1.92%	to	1.38%
2019		59	$13.52	to	$12.33	$770	1.91%	0.60%	to	1.15%	23.58%	to	22.81%
2018		94	$10.04	to	$10.94	$1,010	1.11%	0.60%	to	1.15%	-14.40%	to	-14.84%
2017		92	$11.79	to	$12.78	$1,155	2.21%	0.60%	to	1.15%		12.80%
2016		31		$11.33		$348	2.12%		0.60%			18.76%
VY® Invesco Growth and Income Portfolio - Service Class
2020		4,729	$79.23	to	$20.97	$235,456	1.81%	0.50%	to	2.35%	2.39%	to	0.43%
2019		5,513	$77.38	to	$20.88	$272,325	2.46%	0.50%	to	2.35%	24.11%	to	21.82%
2018		6,486	$16.17	to	$62.35	$260,912	1.44%	0.50%	to	2.35%	-14.02%	to	-15.61%
2017		7,469	$18.93	to	$72.51	$355,649	1.95%	0.50%	to	2.35%	13.33%	to	11.23%
2016		9,221	$16.81	to	$63.99	$394,630	2.07%	0.50%	to	2.35%	19.32%	to	17.13%
VY® Invesco Growth and Income Portfolio - Service 2 Class
2020		841	$32.44	to	$20.98	$22,758	1.74%	1.40%	to	2.20%	1.34%	to	0.53%
2019		947	$32.01	to	$20.87	$25,447	2.40%	1.40%	to	2.20%	22.74%	to	21.69%
2018		1,093	$17.15	to	$26.08	$24,265	1.30%	1.40%	to	2.20%	-14.91%	to	-15.56%
2017		1,207	$20.31	to	$30.64	$31,637	1.89%	1.40%	to	2.20%	12.11%	to	11.17%
2016		1,578	$18.27	to	$27.34	$37,281	2.11%	1.40%	to	2.20%	18.10%	to	17.19%
VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class
2020		81	$18.41	to	$19.45	$1,558	0.06%	0.60%	to	1.15%	32.16%	to	31.42%
2019		116	$13.93	to	$14.80	$1,674	0.00%	0.60%	to	1.15%	30.43%	to	29.71%
2018		142	$10.68	to	$11.41	$1,568	0.35%	0.60%	to	1.15%	-17.53%	to	-18.03%
2017		139	$12.95	to	$13.91	$1,869	0.19%	0.60%	to	1.15%		41.53%
2016		32		$9.15		$289	0.73%		0.60%			12.00%
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
2020		9,216	$18.26	to	$34.16	$322,905	0.30%	0.75%	to	2.35%	32.32%	to	30.23%
2019		11,011	$13.80	to	$26.23	$294,721	0.01%	0.75%	to	2.35%	30.81%	to	28.64%
2018		12,476	$9.56	to	$26.06	$258,107	0.58%	0.75%	to	2.35%	-17.38%	to	-18.73%
2017		14,486	$11.62	to	$31.56	$366,368	0.48%	0.75%	to	2.35%	41.91%	to	39.62%
2016		16,934	$7.82	to	$22.24	$305,304	1.23%	0.75%	to	2.35%	12.08%	to	10.25%

Contents

VENERABLE INSUANE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class
2020		250	$59.45	to	$34.18	$11,304	0.18%	1.40%	to	2.20%	31.32%	to	30.26%
2019		287	$45.27	to	$26.24	$9,996	0.00%	1.40%	to	2.20%	29.75%	to	28.69%
2018		331	$20.39	to	$34.89	$8,933	0.41%	1.40%	to	2.20%	-18.10%	to	-18.73%
2017		363	$25.09	to	$42.59	$12,083	0.30%	1.40%	to	2.20%	40.78%	to	39.62%
2016		502	$17.97	to	$30.26	$12,192	1.03%	1.40%	to	2.20%	11.29%	to	10.38%
VY® JPMorgan Small Cap Equity Portfolio - Adviser Class
2020		86	$16.09	to	$15.53	$1,362	—	0.60%	to	1.15%	15.09%	to	14.44%
2019		90	$13.98	to	$13.57	$1,235	0.08%	0.60%	to	1.15%	25.27%	to	24.50%
2018		113	$10.90	to	$11.16	$1,248	0.08%	0.60%	to	1.15%	-11.36%	to	-11.81%
2017		91	$12.36	to	$12.59	$1,134	0.19%	0.60%	to	1.15%		14.45%
2016		39		$11.00		$429	0.24%		0.60%			20.48%
VY® Morgan Stanley Global Franchise Portfolio - Adviser Class
2020		124	$18.62	to	$17.62	$2,260	0.50%	0.60%	to	1.15%	12.17%	to	11.59%
2019		132	$16.60	to	$15.79	$2,145	0.64%	0.60%	to	1.15%	28.19%	to	27.44%
2018		150	$12.39	to	$12.95	$1,906	0.84%	0.60%	to	1.15%	-2.70%	to	-3.20%
2017		143	$12.80	to	$13.31	$1,881	0.87%	0.60%	to	1.15%		24.74%
2016		95		$10.67		$1,011	1.28%		0.60%			4.30%
VY® Morgan Stanley Global Franchise Portfolio - Service Class
2020		5,903	$53.20	to	$34.63	$254,888	0.68%	0.90%	to	2.35%	12.26%	to	10.64%
2019		6,700	$47.39	to	$31.30	$260,382	0.84%	0.90%	to	2.35%	28.19%	to	26.31%
2018		7,761	$20.48	to	$36.97	$238,037	1.05%	0.90%	to	2.35%	-2.58%	to	-4.03%
2017		8.670	$21.07	to	$37.95	$275,690	1.22%	0.90%	to	2.35%	24.71%	to	22.89%
2016		11,469	$16.13	to	$30.43	$293,868	1.28%	0.90%	to	2.35%	4.36%	to	2.84%
VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class
2020		891	$50.67	to	$34.63	$37,478	0.55%	1.40%	to	2.20%	11.46%	to	10.57%
2019		996	$45.46	to	$31.32	$37,886	0.69%	1.40%	to	2.20%	27.37%	to	26.34%
2018		1,141	$24.79	to	$35.69	$34,473	0.87%	1.40%	to	2.20%	-3.28%	to	-4.06%
2017		1,294	$25.84	to	$36.90	$40,730	1.10%	1.40%	to	2.20%	23.93%	to	22.92%
2016		1,689	$21.02	to	$29.77	$43,417	1.12%	1.40%	to	2.20%	3.69%	to	2.84%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
VY® T. Rowe Price Capital Appreciation Portfolio - Adviser
2020		2,831	$17.57	to	$16.15	$48,425	1.01%	0.60%	to	1.15%	16.82%	to	16.19%
2019		2,953	$15.04	to	$13.90	$43,265	1.31%	0.60%	to	1.15%	23.28%	to	22.57%
2018		2,934	$11.34	to	$12.20	$34,998	2.06%	0.60%	to	1.15%	-0.49%	to	-1.05%
2017		2,820	$11.46	to	$12.26	$33,971	1.11%	0.60%	to	1.15%	14.05%	to	13.47%
2016		1,823	$10.10	to	$10.75	$19,599	1.60%	0.60%	to	1.15%		6.97%
VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class
2020		28,821	$31.58	to	$30.69	$2,449,652	1.20%	0.75%	to	2.35%	17.09%	to	15.20%
2019		32,134	$26.97	to	$26.64	$2,373,225	1.47%	0.75%	to	2.35%	23.43%	to	21.42%
2018		35,838	$20.48	to	$117.60	$2,189,453	2.10%	0.75%	to	2.35%	-0.27%	to	-1.83%
2017		39,763	$20.65	to	$117.95	$2,478,134	1.15%	0.75%	to	2.35%	14.23%	to	12.37%
2016		46,595	$17.05	to	$103.30	$2,644,523	1.31%	0.75%	to	2.35%	7.27%	to	5.52%
VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class
2020		1,293	$48.83	to	$30.71	$52,174	1.04%	1.40%	to	2.20%	16.15%	to	15.23%
2019		1,509	$42.04	to	$26.65	$53,293	1.29%	1.40%	to	2.20%	22.46%	to	21.47%
2018		1,762	$21.94	to	$34.33	$51,188	2.02%	1.40%	to	2.20%	-1.07%	to	-1.88%
2017		1,894	$22.36	to	$34.70	$55,843	0.98%	1.40%	to	2.20%	13.35%	to	12.43%
2016		2,397	$19.89	to	$30.61	$63,009	1.11%	1.40%	to	2.20%	6.32%	to	5.52%
VY® T. Rowe Price Equity Income Portfolio - Adviser Class
2020		95	$14.04	to	$13.17	$1,286	3.57%	0.60%	to	1.15%	0.07%	to	-0.53%
2019		95	$14.03	to	$13.24	$1,293	2.25%	0.60%	to	1.15%	25.16%	to	24.55%
2018		101	$10.63	to	$11.21	$1,102	1.87%	0.60%	to	1.15%	-10.25%	to	-10.75%
2017		103	$11.91	to	$12.49	$1,257	2.30%	0.60%	to	1.15%		15.22%
2016		34		$10.84		$370	2.66%		0.60%			17.57%
VY® T. Rowe Price International Stock Portfolio - Adviser Class
2020		33	$14.42	to	$14.98	$484	1.33%	0.60%	to	1.15%	13.45%	to	12.80%
2019		67	$12.71	to	$13.28	$872	0.42%	0.60%	to	1.15%	26.34%	to	25.76%
2018		53	$10.06	to	$10.56	$547	1.83%	0.60%	to	1.15%	-14.96%	to	-15.45%
2017		36	$11.83	to	$12.49	$439	0.54%	0.60%	to	1.15%		26.66%
2016		14		$9.34		$128	1.75%		0.60%			0.97%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
VY® T. Rowe Price International Stock Portfolio - Service Class
2020		6,205	$14.68	to	$19.46	$130,851	2.20%	0.75%	to	2.35%	13.62%	to	11.77%
2019		6,908	$12.92	to	$17.41	$129,479	0.72%	0.75%	to	2.35%	26.67%	to	24.62%
2018		7,905	$9.56	to	$17.08	$118,120	1.81%	0.75%	to	2.35%	-14.79%	to	-16.15%
2017		8,511	$11.28	to	$20.07	$150,777	1.19%	0.75%	to	2.35%	26.91%	to	24.86%
2016		9,527	$8.94	to	$15.84	$134,555	1.44%	0.75%	to	2.60%	1.18%	to	-0.69%
Voya Global Bond Portfolio - Adviser Class
2020		42	$12.17	to	$11.62	$497	2.28%	0.60%	to	1.15%	7.89%	to	7.29%
2019		42	$11.28	to	$10.83	$466	2.39%	0.60%	to	1.15%	6.72%	to	6.18%
2018		52	$10.20	to	$10.57	$539	3.52%	0.60%	to	1.15%	-2.94%	to	-3.59%
2017		40	$10.58	to	$10.89	$428	2.01%	0.60%	to	1.15%		8.36%
2016		20		$10.05		$201	1.60%		0.60%			5.24%
Voya Global Bond Portfolio - Service Class
2020		210	$17.01	to	$15.46	$3,425	2.55%	0.75%	to	1.35%	8.07%	to	7.36%
2019		230	$15.74	to	$14.40	$3,477	2.71%	0.75%	to	1.35%	6.78%	to	6.19%
2018		255	$13.56	to	$14.74	$3,612	3.61%	0.75%	to	1.35%	-2.90%	to	-3.49%
2017		255	$14.05	to	$15.18	$3,760	2.29%	0.75%	to	1.35%	8.51%	to	7.83%
2016		285	$13.03	to	$13.99	$3,875	1.57%	0.75%	to	1.35%	5.19%	to	4.57%
Voya International High Dividend Low Volatility Portfolio - Adviser
2020		71	$10.54	to	$11.36	$785	3.04%	0.60%	to	1.15%	-1.77%	to	-2.32%
2019		58	$10.73	to	$11.63	$661	1.58%	0.60%	to	1.15%	15.38%	to	14.81%
2018		61	$9.30	to	$10.13	$604	1.70%	0.60%	to	1.15%	-15.84%	to	-16.35%
2017		58	$11.05	to	$12.11	$688	0.52%	0.60%	to	1.15%		21.03%
2016		15		$9.13		$138	3.99%	0.60%				0.66%
Voya International High Dividend Low Volatility Portfolio - Service
2020		22,177	$11.20	to	$10.62	$256,009	3.05%	0.75%	to	2.35%	-1.67%	to	-3.28%
2019		24,651	$11.39	to	$10.98	$292,457	1.88%	0.75%	to	2.35%	15.52%	to	13.66%
2018		27,902	$9.06	to	$12.25	$289,679	1.88%	0.75%	to	2.35%	-15.80%	to	-17.15%
2017		30,335	$10.80	to	$14.58	$378,239	1.81%	0.75%	to	2.35%	21.10%	to	19.22%
2016		38,104	$8.95	to	$12.08	$396,763	3.06%	0.75%	to	2.35%	0.83%	to	-0.81%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Solution 2025 Portfolio - Adviser Class
2020		51	$14.18	to	$14.01	$718	1.99%	0.60%	to	1.15%	12.54%	to	11.99%
2019		39	$12.60	to	$12.51	$487	2.61%	0.60%	to	1.15%	17.10%	to	16.48%
2018		40	$10.74	to	$10.76	$431	1.69%	0.60%	to	1.15%	-6.52%	to	-7.09%
2017		45	$11.51	to	$11.56	$518	1.53%	0.60%	to	1.15%		14.30%
2016		35		$10.07		$356	2.86%		0.60%			4.90%
Voya Solution 2025 Portfolio - Service Class
2020		636	$21.82	to	$20.64	$13,782	1.87%	1.00%	to	1.35%	12.42%	to	11.99%
2019		698	$19.41	to	$18.43	$13,467	2.33%	1.00%	to	1.35%	16.93%	to	16.57%
2018		795	$15.81	to	$17.18	$13,131	2.08%	0.75%	to	1.35%	-6.43%	to	-7.00%
2017		895	$17.00	to	$18.36	$15,848	1.99%	0.75%	to	1.35%	14.39%	to	13.71%
2016		983	$14.95	to	$16.04	$15,258	2.11%	0.75%	to	1.35%	5.04%	to	4.47%
Voya Solution 2035 Portfolio - Adviser Class
2020		8	$14.79	to	$14.77	$112	1.14%	0.60%	to	1.15%	13.51%	to	12.92%
2019		18	$13.03	to	$13.08	$240	2.55%	0.60%	to	1.15%	20.76%	to	20.11%
2018		21	$10.79	to	$10.89	$230	2.03%	0.60%	to	1.15%	-9.02%	to	-9.63%
2017		14	$11.86	to	$12.05	$165	0.68%	0.60%	to	1.15%		18.48%
2016		4		$10.01		$43	2.16%		0.60%			5.37%
Voya Solution 2035 Portfolio - Service Class
2020		374	$24.90	to	$22.64	$8,867	1.71%	0.75%	to	1.35%	13.59%	to	12.92%
2019		404	$21.92	to	$20.05	$8,445	2.25%	0.75%	to	1.35%	21.04%	to	20.28%
2018		430	$16.67	to	$18.11	$7,448	1.78%	0.75%	to	1.35%	-9.04%	to	-9.60%
2017		468	$18.44	to	$19.91	$8,959	1.56%	0.75%	to	1.35%	18.51%	to	17.83%
2016		495	$15.65	to	$16.80	$8,012	2.03%	0.75%	to	1.35%	5.46%	to	4.82%
Voya Solution 2045 Portfolio - Adviser Class
2020		6	$15.11	to	$15.19	$88	1.07%	0.60%	to	1.15%	15.43%	to	14.73%
2019		8	$13.09	to	$13.24	$99	1.17%	0.60%	to	1.15%	22.80%	to	22.14%
2018		7	$10.66	to	$10.84	$72	1.41%	0.60%	to	1.15%	-11.02%	to	-11.58%
2017		6	$11.98	to	$12.26	$70	0.60%	0.60%	to	1.15%		20.16%
2016		3		$9.97		$25	0.95%		0.60%			5.50%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Solution 2045 Portfolio - Service Class
2020		38	$25.20	to	$23.84	$935	1.57%	1.00%	to	1.35%	15.12%	to	14.73%
2019		40	$21.89	to	$20.78	$845	1.95%	1.00%	to	1.35%	22.63%	to	22.24%
2018		46	$17.00	to	$17.85	$794	1.35%	1.00%	to	1.35%	-11.11%	to	-11.46%
2017		51	$19.20	to	$20.08	$989	1.13%	1.00	to	1.35%	20.02%	to	19.63%
2016		56	$16.05	to	$17.23	$908	1.58%	0.75	to	1.35%	5.58%	to	4.97%
Voya Solution 2055 Portfolio - Adviser Class
2020		1	$15.15	to	$15.24	$8	—	0.60%	to	1.15%	15.03%	to	14.41%
2019		1	$13.17	to	$13.32	$7	—	0.60%	to	1.15%	23.43%	to	22.65%
2018		8	$10.67	to	$10.86	$89	1.06%	0.60%	to	1.15%	-11.31%	to	-11.71%
2017		8	$12.03	to	$12.30	$99	1.25%	0.60%	to	1.15%		20.66%
2016		—		$9.97		$1	1.14%		0.60%			5.50%
Voya Solution Income Portfolio - Adviser Class
2020		61	$13.03	to	$12.76	$799	2.14%	0.60%	to	1.15%	10.99%	to	10.29%
2019		60	$11.74	to	$11.57	$698	2.05%	0.60%	to	1.15%	12.13%	to	11.57%
2018		73	$10.37	to	$10.47	$766	1.78%	0.60%	to	1.15%	-3.86%	to	-4.34%
2017		54	$10.84	to	$10.89	$583	1.77%	0.60	to	1.15		8.47%
2016		66		$10.04		$662	1.50%		0.60%			3.61%
Voya Solution Income Portfolio - Service Class
2020		683	$19.53	to	$17.76	$12,750	2.26%	0.75%	to	1.35%	11.09%	to	10.38%
2019		798	$17.58	to	$16.09	$13,449	2.84%	0.75%	to	1.35%	12.26%	to	11.66%
2018		900	$14.41	to	$15.66	$13,547	2.39%	0.75%	to	1.35%	-3.75%	to	-4.38%
2017		1,096	$15.07	to	$16.27	$17,211	2.30%	0.75%	to	1.35%	8.47%	to	7.87%
2016		1,147	$13.97	to	$15.00	$16,646	1.09%	0.75%	to	1.35%	3.66%	to	3.02%
Voya Solution Moderately Aggressive Portfolio - Service Class
2020		38,172	$14.74	to	$13.50	$535,011	1.76%	0.75%	to	2.35%	13.04%	to	11.20%
2019		43,152	$13.04	to	$12.14	$540,082	2.29%	0.75%	to	2.35%	21.76%	to	19.72%
2018		49,143	$10.14	to	$10.71	$510,312	1.81%	0.75%	to	2.35%	-9.85%	to	-11.29%
2017		55,830	$11.43	to	$11.88	$649,025	1.39%	0.75%	to	2.35%	17.24%	to	15.35%
2016		63,965	$9.91	to	$10.13	$640,172	1.19%	0.75%	to	2.35%	5.41%	to	3.76%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
VY® American Century Small-Mid Cap Value Portfolio - Adviser Class
2020		88	$14.56	to	$13.06	$1,234	1.00%	0.60%	to	1.15%	2.75%	to	2.11%
2019		86	$14.17	to	$12.79	$1,173	1.17%	0.60%	to	1.15%	29.41%	to	28.67%
2018		99	$9.94	to	$10.95	$1,050	0.85%	0.60%	to	1.15%	-15.05%	to	-15.48%
2017		103	$11.76	to	$12.89	$1,291	1.06%	0.60%	to	1.15%		10.27%
2016		57		$11.69		$671	1.25%		0.60%			22.92%
VY® American Century Small-Mid Cap Value Portfolio -Service Class
2020		47	$44.72	to	$43.68	$2,155	1.16%	0.75%	to	1.35%	2.73%	to	2.13%
2019		56	$43.53	to	$42.77	$2,481	1.31%	0.75%	to	1.35%	29.71%	to	28.90%
2018		66	$31.65	to	$35.04	$2,269	1.00%	0.75%	to	1.35%	-14.99%	to	-15.51%
2017		72	$37.36	to	$41.32	$2,920	1.06%	0.75%	to	1.35%	10.28%	to	9.63%
2016		73	$33.99	to	$37.56	$2,711	1.35%	0.75%	to	1.35%	23.15%	to	22.38%
VY® Baron Growth Portfolio - Adviser Class
2020		73	$21.05	to	$22.59	$1,582	—	0.60%	to	1.15%	32.06%	to	31.34%
2019		87	$15.94	to	$17.20	$1,423	—	0.60%	to	1.15%	37.41%	to	36.62%
2018		97	$11.60	to	$12.59	$1,156	—	0.60%	to	1.15%	-2.68%	to	-3.23%
2017		84	$11.92	to	$13.01	$1,022	0.51%	0.60%	to	1.15%		27.08%
2016		55		$9.38		$517	—		0.60			4.45%
VY® Columbia Contrarian Core Portfolio - Adviser Class
2020		67	$18.38	to	$17.19	$1,203	—	0.60%	to	1.15%	20.45%	to	19.79%
2019		65	$15.26	to	$14.35	$979	1.39%	0.60%	to	1.15%	31.67%	to	30.93%
2018		66	$10.96	to	$11.59	$750	0.79%	0.60%	to	1.15%	-9.81%	to	-10.31%
2017		121	$12.22	to	$12.85	$1,541	0.85%	0.60%	to	1.15%		20.66%
2016		104		$10.65		$1,104	3.38%		0.60%			7.47%
VY® Columbia Small Cap Value II Portfolio - Adviser Class
2020		42	$13.25	to	$12.51	$527	0.35%	0.60%	to	1.15%	8.61%	to	8.03%
2019		52	$12.20	to	$11.58	$610	—	0.60%	to	1.15%	19.14%	to	18.53%
2018		75	$9.77	to	$10.24	$750	—	0.60%	to	1.15%	-18.47%	to	-18.92%
2017		82	$12.05	to	$12.56	$1,006	0.13%	0.60%	to	1.15%	9.98%	to	9.45%
2016		40	$11.01	to	$11.42	$456	0.07%	0.60%	to	1.15%		22.66%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
VY® Columbia Small Cap Value II Portfolio - Service Class
2020		3,333	$21.90	to	$17.77	$64,815	0.58%	0.95%	to	2.35%	8.52%	to	6.92%
2019		3,780	$20.18	to	$16.62	$68,324	0.34%	0.95%	to	2.35%	19.06%	to	17.46%
2018		4,380	$14.15	to	$18.48	$67,084	0.26%	0.95%	to	2.35%	-18.55%	to	-19.74%
2017		4,846	$17.62	to	$22.69	$91,882	0.29%	0.95%	to	2.35%	9.87%	to	8.36%
2016		6,342	$16.27	to	$20.67	$110,405	0.25%	0.95%	to	2.35%	22.51%	to	20.79%
VY® Invesco Equity and Income Portfolio - Adviser Class
2020		99	$13.96	to	$12.94	$1,329	1.34%	0.60%	to	1.15%	8.78%	to	8.07%
2019		97	$12.75	to	$11.89	$1,204	1.64%	0.60%	to	1.15%	18.72%	to	18.19%
2018		107	$10.06	to	$10.74	$1,116	1.56%	0.60%	to	1.15%	-10.43%	to	-10.97%
2017		113	$11.30	to	$11.99	$1,326	1.65%	0.60%	to	1.15%		9.70%
2016		58		$10.93		$633	2.50%		0.60			13.97%
VY® Invesco Equity and Income Portfolio - Initial Class
2020		28	$27.44	to	$25.56	$766	1.55%	0.75%	to	1.20%	9.14%	to	8.66%
2019		37	$25.06	to	$23.44	$915	2.06%	0.75%	to	1.20%	19.22%	to	18.62%
2018		40	$19.76	to	$21.02	$834	2.02%	0.75%	to	1.20%	-10.17%	to	-10.55%
2017		45	$22.09	to	$23.40	$1,051	1.99%	0.75%	to	1.20%	10.07%	to	9.57%
2016		58	$20.16	to	$21.26	$1,227	1.95%	0.75%	to	1.20%	14.42%	to	13.90%
VY® Invesco Equity and Income Portfolio - Service Class
2020		16,780	$27.45	to	$20.47	$379,822	1.46%	0.50%	to	2.35%	9.13%	to	7.09%
2019		19,511	$25.07	to	$19.03	$409,156	1.78%	0.50%	to	2.35%	19.21%	to	16.96%
2018		22,801	$15.69	to	$24.17	$406,188	1.70%	0.50%	to	2.35%	-10.13%	to	-11.77%
2017		26,356	$17.59	to	$27.03	$529,340	1.57%	0.50%	to	2.35%	10.06%	to	8.01%
2016		32,799	$14.99	to	$24.68	$605,474	1.68%	0.50%	to	2.35%	14.42%	to	12.30%
VY® Invesco Equity and Income Portfolio - Service 2 Class
2020		21,002	$15.42	to	$13.84	$302,757	1.37%	0.80%	to	2.35%	8.65%	to	7.00%
2019		24,124	$14.11	to	$12.85	$322,425	1.68%	0.80%	to	2.35%	18.67%	to	16.82%
2018		27,692	$11.00	to	$11.89	$314,791	1.57%	0.80%	to	2.35%	-10.47%	to	-11.93%
2017		31,912	$12.49	to	$13.28	$409,131	1.38%	0.80%	to	2.35%	9.57%	to	7.86%
2016		36,700	$11.58	to	$12.12	$433,223	1.63%	0.80%	to	2.35%	13.91%	to	12.21%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
VY® JPMorgan Mid Cap Value Portfolio - Adviser Class
2020		134	$12.86	to	$12.38	$1,693	0.76%	0.60%	to	1.15%	-0.54%	to	-1.04%
2019		158	$12.93	to	$12.51	$2,015	0.73%	0.60%	to	1.15%	25.05%	to	24.35%
2018		181	$10.06	to	$10.34	$1,841	1.00%	0.60%	to	1.15%	-12.89%	to	-13.35%
2017		166	$11.61	to	$11.87	$1,945	0.50%	0.60%	to	1.15%		12.73%
2016		75		$10.53		$791	0.66%		0.60%			13.71%
VY® JPMorgan Mid Cap Value Portfolio - Service Class
2020		3,083	$43.81	to	$20.71	$82,572	0.95%	0.75%	to	2.35%	-0.48%	to	-2.08%
2019		3,618	$44.02	to	$21.15	$97,865	0.94%	0.75%	to	2.35%	25.23%	to	23.25%
2018		4,218	$17.16	to	$35.15	$92,097	1.09%	0.75%	to	2.35%	-12.84%	to	-14.29%
2017		4,879	$20.02	to	$40.33	$123,187	0.54%	0.75%	to	2.35%	12.87%	to	11.05%
2016		6,423	$18.02	to	$35.73	$143,736	0.62%	0.75%	to	2.35%	13.83%	to	12.00%
VY® Invesco Oppenheimer Global Portfolio - Adviser Class
2020		52	$17.90	to	$18.67	$936	0.53%	0.60%	to	1.15%	26.41%	to	25.72%
2019		67	$14.16	to	$14.85	$956	—	0.60%	to	1.15%	30.39%	to	29.58%
2018		91	$10.86	to	$11.46	$1,004	1.25%	0.60%	to	1.15%	-14.15%	to	-14.61%
2017		84	$12.65	to	$13.42	$1,075	0.52%	0.60%	to	1.15%		35.01%
2016		54		$9.37		$507	0.61%		0.60%			-0.85%
VY® Invesco Oppenheimer Global Portfolio - Initial Class
2020		88	$39.66	to	$32.77	$3,245	1.04%	0.75%	to	1.95%	26.83%	to	25.27%
2019		100	$31.27	to	$26.16	$2,923	0.51%	0.75%	to	1.95%	30.78%	to	29.25%
2018		114	$20.10	to	$23.91	$2,562	1.48%	0.75%	to	2.00%	-13.84%	to	-14.94%
2017		139	$23.63	to	$27.75	$3,668	1.06%	0.75%	to	2.00%	35.50%	to	33.81%
2016		171	$17.66	to	$20.48	$3,341	1.18%	0.75%	to	2.00%	-0.53%	to	-1.78%
VY® Invesco Oppenheimer Global Portfolio - Service Class
2020		4,055	$44.38	to	$29.50	$136,896	0.84%	0.75%	to	2.35%	26.47%	to	24.42%
2019		4,878	$35.09	to	$23.71	$131,160	0.22%	0.75%	to	2.35%	30.45%	to	28.37%
2018		5,777	$15.67	to	$28.21	$120,046	1.38%	0.75%	to	2.35%	-14.03%	to	-15.43%
2017		7,034	$18.30	to	$32.90	$170,930	0.92%	0.75%	to	2.55%	35.10%	to	32.69%
2016		6,396	$13.60	to	$24.41	$118,932	0.87%	0.75%	to	2.55%	-0.77%	to	-2.58%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class
2020		65	$19.42	to	$19.02	$1,245	0.10%	0.60%	to	1.15%	30.51%	to	29.74%
2019		57	$14.88	to	$14.66	$844	0.26%	0.60%	to	1.15%	35.77%	to	34.99%
2018		64	$10.86	to	$10.96	$696	—	0.60%	to	1.15%	-4.36%	to	-4.90%
2017	6/6/2017	65	$11.42	to	$11.46	$744	(b)	0.60%	to	1.15%		(b)
2016		(b)		(b)		(b)	(b)		(b)			(b)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class
2020		152	$52.90	to	$58.24	$9,094	0.10%	0.75%	to	1.35%	30.42%	to	29.65%
2019		167	$40.56	to	$44.92	$7,683	0.24%	0.75%	to	1.35%	35.88%	to	35.06%
2018		194	$28.12	to	$35.13	$6,589	0.00%	0.75%	to	1.35%	-4.17%	to	-4.75%
2017		238	$29.44	to	$36.75	$8,484	0.46%	0.75%	to	1.35%	23.51%	to	22.78%
2016		270	$23.92	to	$29.82	$7,836	0.09%	0.75%	to	1.35%	6.37%	to	5.72%
VY® T. Rowe Price Growth Equity Portfolio - Adviser Class
2020		192	$23.19	to	$22.27	$4,399	—	0.60%	to	1.15%	35.22%	to	34.48%
2019		203	$17.15	to	$16.56	$3,439	—	0.60%	to	1.15%	29.34%	to	28.67%
2018		228	$12.87	to	$13.26	$3,000	—	0.60%	to	1.15%	-2.14%	to	-2.72%
2017		216	$13.23	to	$13.55	$2,915	—	0.60%	to	1.15%		32.07%
2016		190		$10.26		$1,946	—		0.60%			0.39%
Voya Strategic Allocation Conservative Portfolio - Class S
2020		98	$25.76	to	$23.43	$2,424	2.12%	0.75%	to	1.35%	9.38%	to	8.72%
2019		97	$23.55	to	$21.55	$2,195	2.33%	0.75%	to	1.35%	13.60%	to	12.95%
2018		88	$19.08	to	$20.73	$1,760	2.34%	0.75%	to	1.35%	-5.00%	to	-5.54%
2017		103	$20.20	to	$21.82	$2,174	2.28%	0.75%	to	1.35%	9.37%	to	8.66%
2016		114	$18.59	to	$19.95	$2,204	2.66%	0.75%	to	1.35%	4.67%	to	4.09%
Voya Strategic Allocation Growth Portfolio - Class S
2020		15	$33.73	to	$31.41	$470	1.56%	0.75%	to	1.20%	13.30%	to	12.78%
2019		15	$29.77	to	$27.85	$426	3.20%	0.75%	to	1.20%	21.56%	to	21.03%
2018		28	$22.54	to	$24.49	$638	2.00%	0.75%	to	1.35%	-9.20%	to	-9.73%
2017		34	$24.97	to	$26.96	$865	1.78%	0.75%	to	1.35%	16.70%	to	15.98%
2016		34	$21.53	to	$23.11	$754	2.35%	0.75%	to	1.35%	5.82%	to	5.18%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Strategic Allocation Moderate Portfolio - Class S
2020		31	$29.84	to	$27.14	$869	1.78%	0.75%	to	1.35%	11.59%	to	10.96%
2019		36	$26.74	to	$24.46	$929	2.53%	0.75%	to	1.35%	18.06%	to	17.31%
2018		37	$20.85	to	$22.65	$807	2.72%	0.75%	to	1.35%	-7.02%	to	-7.58%
2017		53	$22.56	to	$24.36	$1,250	1.66%	0.75%	to	1.35%	13.41%	to	12.74%
2016		54	$20.01	to	$21.47	$1,126	2.36%	0.75%	to	1.35%	5.50%	to	4.87%
Voya Growth and Income Portfolio - Class A
2020		33,214	$17.12	to	$23.14	$817,138	0.87%	0.60%	to	2.35%	15.99%	to	13.99%
2019		37,956	$14.76	to	$20.30	$814,193	1.19%	0.60%	to	2.35%	27.57%	to	25.31%
2018		44,119	$11.46	to	$18.44	$751,046	1.35%	0.60%	to	2.35%	-5.47%	to	-7.16%
2017		50,579	$12.19	to	$19.53	$921,461	1.27%	0.60%	to	2.35%	19.07%	to	17.04%
2016		63,421	$10.28	to	$16.42	$981,920	1.48%	0.60%	to	2.35%	8.55%	to	6.65%
Voya Growth and Income Portfolio - Class I
2020		30	$23.19	to	$21.43	$682	1.22%	0.95%	to	1.95%	16.18%	to	14.97%
2019		32	$19.96	to	$18.64	$633	1.69%	0.95%	to	1.95%	27.62%	to	26.37%
2018		36	$14.75	to	$16.71	$550	1.83%	0.95%	to	1.95%	-5.38%	to	-6.29%
2017		40	$15.74	to	$17.72	$653	1.68%	0.95%	to	1.95%	19.26%	to	17.99%
2016		51	$13.31	to	$14.91	$706	1.92%	0.95%	to	2.00%	8.71%	to	7.51%
Voya Growth and Income Portfolio - Class S
2020		19,863	$42.80	to	$20.57	$445,454	1.05%	0.75%	to	2.35%	16.05%	to	14.21%
2019		22,644	$36.88	to	$18.01	$442,220	1.39%	0.75%	to	2.35%	27.61%	to	25.51%
2018		26,343	$14.35	to	$28.90	$407,495	1.56%	0.75%	to	2.35%	-5.40%	to	-6.94%
2017		30,016	$15.42	to	$30.55	$496,239	1.46%	0.75%	to	2.35%	19.15%	to	17.26%
2016		38,388	$13.15	to	$25.64	$537,774	1.66%	0.75%	to	2.35%	8.64%	to	6.91%
Voya Global High Dividend Low Volatility Portfolio - Class A
2020		2	$12.64	to	$13.04	$20	—	0.60%	to	1.15%	-1.86%	to	-2.40%
2019		2	$12.88	to	$13.36	$21	—	0.60%	to	1.15%	20.37%	to	19.61%
2018		2	$10.70	to	$11.17	$19	4.35%	0.60%	to	1.15%	-9.78%	to	-10.28%
2017		2	$11.86	to	$12.45	$27	2.74%	0.60%	to	1.15%		22.39%
2016		2		$9.69		$15	1.22%		0.60%			4.87%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Global High Dividend Low Volatility Portfolio – Class S
2020		34,531	$14.08	to	$11.41	$428,150	2.02%	0.75%	to	2.35%	-1.88%	to	-3.47%
2019		39,094	$14.35	to	$11.82	$498,785	2.46%	0.75%	to	2.35%	20.49%	to	18.56%
2018		31,609	$9.97	to	$11.91	$338,627	4.56%	0.75%	to	2.35%	-9.77%	to	-11.22%
2017		36,063	$11.23	to	$13.20	$432,631	2.13%	0.75%	to	2.35%	22.56%	to	20.49%
2016		44,654	$9.32	to	$10.77	$441,417	2.56%	0.75%	to	2.35%	4.97%	to	3.30%
Voya Index Plus LargeCap Portfolio – Class S
2020		4,305	$32.05	to	$24.94	$117,869	1.25%	0.75%	to	2.35%	14.75%	to	12.90%
2019		5,047	$27.93	to	$22.09	$121,338	1.44%	0.75%	to	2.35%	28.77%	to	26.66%
2018		6,101	$16.63	to	$26.28	$114,697	1.02%	0.75%	to	2.35%	-7.74%	to	-9.21%
2017		4,532	$18.30	to	$28.56	$94,364	1.41%	0.75%	to	2.35%	23.37%	to	21.38%
2016		5,820	$14.54	to	$23.21	$98,706	1.42%	0.75%	to	2.35%	9.17%	to	7.40%
Voya Index Plus MidCap Portfolio - Class S
2020		2,057	$38.15	to	$23.02	$60,410	1.05%	0.75%	to	2.35%	7.16%	to	5.40%
2019		2,331	$35.60	to	$21.84	$64,681	1.12%	0.75%	to	2.35%	25.80%	to	23.81%
2018		2,684	$17.06	to	$28.58	$59,709	0.80%	0.75%	to	2.35%	-15.17%	to	-16.56%
2017		3,004	$20.21	to	$33.77	$79,590	1.08%	0.75%	to	2.55%	12.44%	to	10.40%
2016		4,011	$16.81	to	$30.11	$94,919	0.74%	0.75%	to	2.55%	16.95%	to	14.87%
Voya Index Plus SmallCap Portfolio – Class S
2020		1,716	$36.12	to	$20.01	$45,273	0.75%	0.75%	to	2.35%	4.30%	to	2.62%
2019		1,916	$34.63	to	$19.50	$49,188	0.78%	0.75%	to	2.35%	20.66%	to	18.69%
2018		2,169	$16.43	to	$28.70	$46,564	0.65%	0.75%	to	2.35%	-13.29%	to	-14.65%
2017		2,398	$19.25	to	$33.09	$60,019	0.64%	0.75%	to	2.55%	8.81%	to	6.84%
2016		3,311	$16.55	to	$30.42	$76,756	0.58%	0.75%	to	2.55%	26.07%	to	23.83%
Voya International Index Portfolio - Class A
2020		40,142	$12.44	to	$11.40	$478,243	2.04%	0.60%	to	2.35%	6.60%	to	4.68%
2019		45,059	$11.67	to	$10.89	$509,295	2.67%	0.60%	to	2.35%	20.19%	to	18.11%
2018		52,059	$9.22	to	$10.57	$495,552	2.40%	0.60%	to	2.35%	-14.67%	to	-16.18%
2017		58,229	$11.00	to	$12.44	$656,783	2.04%	0.60%	to	2.35%	23.45%	to	21.27%
2016		71,179	$9.07	to	$9.51	$657,808	2.62%	0.60%	to	2.35%	-0.22%	to	-1.95%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya International Index Portfolio - Class S
2020		1,600	$22.70	to	$10.17	$17,978	2.26%	0.75%	to	2.35%	6.82%	to	5.06%
2019		1,898	$21.25	to	$9.68	$20,185	2.94%	0.75%	to	2.35%	20.12%	to	18.19%
2018		2,198	$8.19	to	$17.69	$19,635	2.63%	0.75%	to	2.35%	-14.50%	to	-15.91%
2017		2,555	$9.74	to	$20.69	$26,966	2.24%	0.75%	to	2.35%	23.60%	to	21.60%
2016		3,386	$8.01	to	$16.74	$29,139	2.92%	0.75%	to	2.35%	-0.24%	to	-1.84%
Voya Russell™ Large Cap Growth Index Portfolio - Class S
2020		11,592	$25.52	to	$53.15	$654,409	0.44%	0.60%	to	2.35%	37.28%	to	34.86%
2019		13,094	$18.59	to	$39.41	$544,818	0.48%	0.60%	to	2.35%	34.71%	to	32.29%
2018		7,040	$12.90	to	$34.88	$218,468	0.87%	0.60%	to	2.35%	-1.85%	to	-3.53%
2017		7,757	$13.21	to	$35.58	$248,176	1.01%	0.60%	to	2.35%	30.14%	to	27.85%
2016		8,941	$10.80	to	$27.38	$224,178	1.13%	0.60%	to	2.35%	5.68%	to	3.83%
Voya Russell™ Large Cap Index Portfolio - Class A
2020		181	$17.15	to	$16.80	$3,084	1.11%	0.60%	to	1.15%	20.52%	to	19.83%
2019		205	$14.23	to	$14.02	$2,888	1.34%	0.60%	to	1.15%	29.84%	to	29.10%
2018		187	$10.86	to	$10.96	$2,033	1.18%	0.60%	to	1.15%	-4.45%	to	-4.99%
2017	4/28/2017	118	$11.43	to	$11.47	$1,349	(b)	0.60%	to	1.15%		(b)
2016		(b)		(b)		(b)	(b)		(b)			(b)
Voya Russell™ Large Cap Index Portfolio - Class S
2020		16,060	$48.34	to	$25.58	$443,697	1.20%	0.90%	to	2.35%	20.49%	to	18.70%
2019		17,432	$25.60	to	$21.55	$403,442	1.49%	0.80%	to	2.35%	29.95%	to	27.89%
2018		19,370	$16.85	to	$30.92	$349,036	1.42%	0.80%	to	2.35%	-4.46%	to	-5.97%
2017		20,834	$17.91	to	$32.39	$397,452	1.42%	0.80%	to	2.35%	21.29%	to	19.39%
2016		25,292	$15.00	to	$26.73	$401,932	1.65%	0.80%	to	2.35%	9.82%	to	8.07%
Voya Russell™ Large Cap Value Index Portfolio - Class I
2020		0	$14.26	to	$14.15	$6	—	1.25%	to	1.40%	0.21%	to	0.07%
2019		3	$14.23	to	$14.14	$42	2.45%	1.25%	to	1.40%	24.28%	to	24.14%
2018		3	$11.39	to	$11.45	$40	3.39%	1.25%	to	1.40%	-7.74%	to	-7.92%
2017		6	$12.37	to	$12.41	$78	2.02%	1.25%	to	1.40%	12.00%	to	11.84%
2016		7	$11.05	to	$11.08	$74	1.27%	1.25%	to	1.40%	14.23%	to	13.92%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Russell™ Large Cap Value Index Portfolio – Class S
2020		23,819	$33.88	to	$27.19	$680,566	0.91%	0.50%	to	2.35%	0.68%	to	-1.20%
2019		27,668	$33.65	to	$27.52	$795,759	0.94%	0.50%	to	2.35%	1.36%	to	22.69%
2018		8,531	$10.74	to	$25.76	$193,129	2.10%	0.60%	to	2.35%	-7.41%	to	-9.08%
2017		9,712	$11.67	to	$27.92	$240,301	1.88%	0.60%	to	2.35%	12.51%	to	10.58%
2016		11,927	$11.01	to	$24.90	$267,245	1.36%	0.60%	to	2.35%	14.66%	to	12.56%
Voya Russell™ Mid Cap Growth Index Portfolio – Class S
2020		11,787	$13.65	to	$47.78	$588,673	0.16%	0.75%	to	2.35%	33.43%	to	31.34%
2019		13,981	$10.23	to	$36.38	$528,903	0.34%	0.75%	to	2.35%	1.49%	to	31.38%
2018		7,112	$27.69	to	$31.95	$208,853	0.44%	0.90%	to	2.35%	-6.22%	to	-7.61%
2017		7,694	$29.96	to	$34.07	$243,426	0.68%	0.90%	to	2.35%	23.24%	to	21.43%
2016		9,694	$24.67	to	$27.65	$250,790	0.68%	0.90%	to	2.35%	5.86%	to	4.27%
Voya Russell™ Mid Cap Index Portfolio – Class A
2020		226	$16.00	to	$15.85	$3,604	0.89%	0.60%	to	1.15%	15.36%	to	14.69%
2019		273	$13.87	to	$13.82	$3,787	1.13%	0.60%	to	1.15%	28.54%	to	27.84%
2018		290	$10.79	to	$10.81	$3,128	1.01%	0.60%	to	1.15%	-10.38%	to	-10.81%
2017		299	$12.04	to	$12.12	$3,611	0.83%	0.60%	to	1.15%		16.67%
2016		165		$10.32		$1,697	0.70%		0.60%			12.17%
Voya Russell™ Mid Cap Index Portfolio – Class S
2020		6,524	$29.00	to	$24.19	$169,982	1.03%	0.95%	to	2.35%	15.22%	to	13.57%
2019		7,710	$25.17	to	$21.30	$175,703	1.37%	0.95%	to	2.35%	28.48%	to	26.71%
2018		8,839	$16.81	to	$19.59	$158,292	1.21%	0.95%	to	2.35%	-10.43%	to	-11.71%
2017		9,775	$19.04	to	$21.86	$197,217	1.25%	0.95%	to	2.35%	16.58%	to	14.91%
2016		13,179	$16.57	to	$18.76	$229,870	1.00%	0.95%	to	2.35%	12.07%	to	10.47%
Voya Russell™ Small Cap Index Portfolio – Class A
2020		177	$15.81	to	$15.40	$2,767	0.53%	0.60%	to	1.15%	18.25%	to	17.56%
2019		219	$13.37	to	$13.10	$2,901	0.69%	0.60%	to	1.15%	23.80%	to	23.12%
2018		215	$10.64	to	$10.80	$2,310	0.72%	0.60%	to	1.15%	-12.20%	to	-12.64%
2017		199	$12.18	to	$12.30	$2,440	0.56%	0.60%	to	1.15%	12.95%	to	12.26%
2016		105	$10.85	to	$10.89	$1,139	0.62%	0.60%	to	1.15%		19.80%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Russell™ Small Cap Index Portfolio - Class S
2020		15,097	$27.80	to	$23.04	$375,290	0.85%	0.90%	to	2.35%	18.30%	to	16.54%
2019		17,853	$23.50	to	$19.77	$378,740	0.49%	0.90%	to	2.35%	23.62%	to	21.81%
2018		8,290	$16.23	to	$19.01	$143,579	0.90%	0.90%	to	2.35%	-12.23%	to	-13.49%
2017		8,837	$18.76	to	$21.66	$176,184	0.85%	0.90%	to	2.35%	12.93%	to	11.27%
2016		11,530	$16.86	to	$19.18	$204,976	0.97%	0.90%	to	2.35%	19.73%	to	17.98%
Voya Small Company Portfolio - Class A
2020		39	$12.39	to	$12.14	$473	—	0.60%	to	1.15%	11.02%	to	10.46%
2019		39	$11.16	to	$10.99	$425	—	0.60%	to	1.15%	24.83%	to	24.18%
2018		40	$8.85	to	$8.94	$356	—	0.60%	to	1.15%	-16.68%	to	-17.21%
2017	6/26/2017	40	$10.69	to	$10.73	$430	(b)	0.60%	to	1.15%		(b)
2016		(b)		(b)		(b)	(b)		(b)			(b)
Voya Small Company Portfolio - Class S
2020		2,582	$39.82	to	$22.08	$63,710	0.26%	0.75%	to	2.35%	11.20%	to	9.42%
2019		3,046	$35.81	to	$20.18	$68,075	0.14%	0.75%	to	2.35%	24.90%	to	22.90%
2018		3,605	$16.42	to	$31.64	$65,109	0.24%	0.75%	to	2.35%	-16.68%	to	-18.02%
2017		4,207	$20.03	to	$38.07	$92,066	0.13%	0.75%	to	2.35%	10.17%	to	8.39%
2016		5,486	$18.48	to	$34.64	$109,739	0.17%	0.75%	to	2.35%	23.24%	to	21.26%
Voya U.S. Bond Index Portfolio - Class S
2020		15,485	$14.36	to	$11.67	$195,730	2.52%	0.75%	to	2.35%	6.29%	to	4.48%
2019		13,739	$13.51	to	$11.17	$165,561	2.20%	0.75%	to	2.35%	7.14%	to	5.48%
2018		13,953	$10.59	to	$12.62	$158,502	2.07%	0.75%	to	2.35%	-1.33%	to	-2.93%
2017		15,142	$10.91	to	$12.81	$176,151	2.02%	0.75%	to	2.35%	2.16%	to	0.55%
2016		19,330	$10.85	to	$12.56	$221,944	2.03%	0.75%	to	2.35%	1.30%	to	-0.37%
Voya MidCap Opportunities Portfolio – Class A
2020		84	$20.23	to	$20.40	$1,696	—	0.60%	to	1.15%	39.61%	to	38.87%
2019		95	$14.49	to	$14.69	$1,376	—	0.60%	to	1.15%	27.89%	to	27.19%
2018		101	$11.33	to	$11.55	$1,156	—	0.60%	to	1.15%	-8.48%	to	-9.06%
2017		103	$12.38	to	$12.70	$1,281	—	0.60%	to	1.15%		23.68%
2016		80		$10.01		$804	—		0.60%			6.15%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya MidCap Opportunities Portfolio – Class S
2020		24,145	$59.11	to	$42.74	$854,273	0.06%	0.75%	to	2.35%	39.71%	to	37.47%
2019		28,374	$42.31	to	$31.09	$725,676	0.13%	0.75%	to	2.35%	28.10%	to	26.02%
2018		33,765	$17.95	to	$37.76	$681,734	—	0.75%	to	2.35%	-8.40%	to	-9.86%
2017		38,165	$19.89	to	$41.33	$848,540	0.00%	0.75%	to	2.35%	23.83%	to	21.83%
2016		21,188	$16.31	to	$33.46	$387,227	0.00%	0.75%	to	2.35%	6.20%	to	4.47%
Voya SmallCap Opportunities Portfolio - Class A
2020		98	$15.77	to	$15.47	$1,528	—	0.60%	to	1.15%	24.96%	to	24.26%
2019		119	$12.62	to	$12.45	$1,494	—	0.60%	to	1.15%	24.33%	to	23.63%
2018		141	$10.07	to	$10.15	$1,432	—	0.60%	to	1.15%	16.80%	to	-17.26%
2017		141	$12.16	to	$12.20	$1,721	—	0.60%	to	1.15%		17.42%
2016		110		$10.39		$1,138	—		0.60%			12.20%
Voya SmallCap Opportunities Portfolio - Class S
2020		1,195	$27.93	to	$31.44	$29,257	—	0.75%	to	2.35%	25.13%	to	23.10%
2019		1,443	$22.32	to	$25.54	$28,450	—	0.75%	to	2.35%	24.41%	to	22.44%
2018		1,726	$13.71	to	$32.36	$27,772	—	0.75%	to	2.35%	-16.71%	to	-18.07%
2017		1,976	$16.71	to	$38.96	$38,833	—	0.75%	to	2.35%	17.56%	to	15.66%
2016		2,671	$14.43	to	$33.22	$44,558	—	0.75%	to	2.35%	12.25%	to	10.44%
Wells Fargo VT Omega Growth Fund – Class 2
2020		15	$47.54	to	$44.83	$710	—	1.65%	to	2.20%	40.82%	to	40.05%
2019		20	$34.58	to	$32.01	$658	—	1.40%	to	2.20%	35.13%	to	34.05%
2018		23	$23.88	to	$25.59	$572	—	1.40%	to	2.20%	-1.12%	to	-1.97%
2017		29	$24.35	to	$25.88	$732	0.01%	1.40%	to	2.20%	32.71%	to	31.63%
2016		41	$18.50	to	$19.50	$771	—	1.40%	to	2.20%	-0.86%	to	-1.70%
Wells Fargo VT Index Asset Allocation Fund – Class 2
2020		25	$28.87	to	$26.69	$700	0.87%	1.65%	to	2.10%	14.65%	to	14.16%
2019		28	$25.18	to	$23.38	$684	0.93%	1.65%	to	2.10%	18.16%	to	17.66%
2018		50	$19.87	to	$21.31	$1,039	1.01%	1.65%	to	2.10%	-4.48%	to	-4.97%
2017		52	$20.91	to	$22.31	$1,132	0.78%	1.65%	to	2.10%	10.39%	to	9.88%
2016		58	$19.02	to	$20.21	$1,152	0.86%	1.65%	to	2.10%	5.87%	to	5.37%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Wells Fargo VT Small Cap Growth Fund - C
2020		7	$61.23	to	$56.60	$385	—	1.65%	to	2.10%	55.17%	to	54.48%
2019		7	$39.46	to	$36.64	$266	—	1.65%	to	2.10%	22.78%	to	22.21%
2018		7	$29.98	to	$32.14	$224	—	1.65%	to	2.10%	-0.37%	to	-0.83%
2017		8	$30.23	to	$32.26	$243	—	1.65%	to	2.10%	23.78%	to	23.21%
2016		8	$24.53	to	$26.06	$202	—	1.65%	to	2.10%	5.98%	to	5.46%

As investment Division had no investments until 2016, this data is not meaningful and is
(a)	therefore not presented.

As investment Division had no investments until 2017, this data is not meaningful and is
(b)	therefore not presented.

As investment Division had no investments until 2019, this data is not meaningful and is
(c)	therefore not presented.

A	The Fund Inception Date represents the first date the fund received money.

B
The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets. The recognition of investments income is determined by the timing of declaration of dividends by the underlying fund in which the Division invests.

C
The Expense Ratio considers only the annualized contract expenses borne directly by the Account, excluding expenses charged through the redemption of units, and is equal to the mortality and expense risks, administrative, and other charges, as defined in the Charges and Fees note. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

D
Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

FINANCIAL STATEMENTS - STATUTORY BASIS AND SUPPLEMENTARY INFORMATION Venerable Insurance and Annuity Company For the years ended December 31, 2020 and 2019 with Report of Independent Auditors

VENERABLE INSURANCE AND ANNUITY COMPANY
Financial Statements — Statutory Basis
And Supplementary Information
December 31, 2020

Contents
Ernst & Young LLP One Commerce Square Suite 700 2005 Market Street Philadelphia, PA 19103	Tel: (215) 448-5000 Fax: (215) 448-5500 ey.com

Report of Independent Auditors

The Board of Directors and Stockholder
Venerable Insurance and Annuity Company

We have audited the accompanying statutory-basis financial statements of Venerable Insurance and Annuity Company (the Company), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, changes in capital and surplus and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Insurance   Division, Department of Commerce, of the State of Iowa. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and   fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Contents
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on
U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2020 and 2019, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

March 30, 2021

Contents
VENERABLE INSURANCE AND NNUITY COMPANY
Balance Sheets — Statutory Basis

	December 31
	2020	2019
Admitted Assets	(In Thousands)
Cash and invested assets:
Bonds	$15,518,740	$16,242,817
Bonds - securities loaned and pledged	604,079	260,419
Preferred stocks	117,798	156,124
Common stocks	12,038	10,811
Investment in and advances to subsidiaries	1,388,550	1,377,891
Mortgage loans	3,404,838	3,545,908
Contract loans	4,421	5,294
Derivatives	995,020	1,133,964
Other invested assets	500,406	437,476
Cash and short term investments	787,405	726,109
Total cash and invested assets	23,333,295	23,896,813

Deferred and uncollected premiums, less loading ($1,591 and $1,621 at December 31, 2020 and 2019, respectively)	(52,233)	(49,154)
Accrued investment income	155,341	174,069
Reinsurance balances recoverable	134,574	125,941
Indebtedness from related parties	1,912	89,399
Other assets	169,702	535,157
Separate account assets	25,595,175	25,479,559
Total admitted assets	$49,337,766	$50,251,785

The accompanying notes are an integral part of these financial statements.

3

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
 Balance Sheets — Statutory Basis

	December 31
	2020	2019
	(In Thousands, except share amounts)
Liabilities and Capital and Surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$13,338,068	$14,202,215
Deposit type contracts	2,912,756	2,752,699
Policy and contract claims	(8,846)	(11,095)
Total policy and contract liabilities	16,241,978	16,943,819

Interest maintenance reserve	219,150	83,777
Accounts payable and accrued expenses	8,942	34,043
Reinsurance balances	2,727,013	3,058,063
Current federal income taxes payable (including $58,363 and $21,364 on realized capital losses at December 31, 2020 and 2019, respectively)	—	—
Asset valuation reserve	392,556	338,015
Derivatives	1,241,056	1,806,672
Borrowed money	—	10,009
Net transfers from separate accounts due or accrued	(57,762)	(47,017)
Other liabilities	283,830	103,443
Separate account liabilities	25,595,175	25,479,559
Total liabilities	46,651,938	47,810,384

Capital and surplus:
Common stock: authorized 250,000 shares of $10 par value; 250,000 shares issued and outstanding	2,500	2,500
Special surplus funds	258,517	270,583
Surplus notes	350,000	435,000
Paid in and contributed surplus	1,240,463	1,240,463
Unassigned surplus	834,348	492,855
Total capital and surplus	2,685,828	2,441,401
Total liabilities and capital and surplus	49,337,766	50,251,785

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Operations — Statutory Basis

	Year ended December 31
	2020	2019
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$3,093	$7,859
Policy proceeds and dividends left on deposit	38,652	39,010
Net investment income	1,550,345	1,078,355
Amortization of interest maintenance reserve	17,567	17,386
Commissions, expense allowances, and reserve adjustments on reinsurance ceded	(1,098,962)	(1,413,302)
Other revenue	10,126	1,253
Total premiums and other revenues	520,821	(269,439)

Benefits paid or provided:
Annuity benefits	944,258	785,648
Surrender benefits and withdrawals	1,755,437	2,473,409
Interest and adjustments on contract or deposit-type funds	130,690	123,483
Accident and health benefits	—	136
Other benefits	212,855	229,897
Decrease in life, annuity, and accident and health reserves	(864,015)	(1,116,086)
Net transfers from separate accounts	(2,745,600)	(3,293,444)
Total benefits paid or provided	(566,375)	(796,958)

Insurance expenses and other deductions:
Commissions	141,143	149,516
General expenses	117,898	126,483
Insurance taxes, licenses and fees	4,096	20,949
Other expense (income)	(455,071)	730,745
Total insurance (income) expenses and other deductions	(191,934)	1,027,692
Gain (loss) from operations before federal income taxes and net realized capital losses	1,279,130	(500,173)
Federal income tax expense	(37,000)	(10,637)
Gain (loss) from operations before net realized capital losses	1,316,130	(489,536)
Net realized capital gain (loss)	(1,187,348)	589,345
Net income	$128,782	$99,810

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Changes in Capital and Surplus — Statutory Basis

	Year ended December 31
	2020	2019
	(In Thousands)
Common stock:
Balance at beginning and end of year	$2,500	$2,500

Surplus notes:
Balance at beginning of year	435,000	435,000
Surplus notes paid	(85,000)	—
Balance at end of year	350,000	435,000

Paid-in and contributed surplus:
Balance at beginning and end of year	$1,240,463	$1,240,463

Special surplus funds:
Balance at beginning of year	270,583	305,109
Amortization of gain on reinsurance	(12,066)	(34,526)
Balance at end of year	258,517	270,583

Unassigned surplus:
Balance at beginning of year	492,855	268,626
Net income	128,782	99,810
Change in net unrealized capital gains	313,615	425,064
Change in nonadmitted assets	(4,601)	(2,031)
Change in reserve due to change in valuation basis	(9,761)	—
Change in asset valuation reserve	(54,542)	(102,614)
Dividends to stockholder	(32,000)	(221,000)
Additional minimum pension liability	$—	$25,000
Balance at end of year	834,348	492,855

Preferred capital stock held in treasury balance at beginning and end of year	—	—
Total capital and surplus	$2,685,828	$2,441,401

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Cash Flows — Statutory Basis

	Year ended December 31
	2020	2019
	(In Thousands)
Operating Activities
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$5,108	$6,204
Net investment income received	1,647,276	1,092,276
Commissions and expenses paid	77,552	(1,861,264)
Benefits paid	(3,995,241)	(3,708,023)
Net transfers from separate accounts	2,725,158	3,307,739
Miscellaneous income	88,074	68,297
Net cash (used in) provided by operations	547,927	(1,094,771)

Investment Activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	5,430,299	4,349,645
Stocks	89,703	16,207
Mortgage loans	236,156	538,150
Other invested assets	36,287	4,908
Net gain on cash and short-term investments	148	3
Miscellaneous proceeds	24,924	29,133
Total investment proceeds	5,817,517	4,938,046
Cost of investments acquired:
Bonds	4,893,125	3,494,108
Stocks	52,044	46,213
Mortgage loans	97,776	266,101
Other invested assets	122,497	122,005
Net gain (loss) on derivatives	1,301,071	(408,561)
Miscellaneous applications	(11,696)	13,727
Total cost of investments acquired	6,454,817	3,533,593
Net decrease in contract loans	873	920
Net cash provided by (used in) investment activities	(636,427)	1,405,373
Financing and Miscellaneous Activities
Other cash provided (applied):
Capital contribution and surplus paid-out	(85,000)	—
Borrowed funds	(10,000)	(5)
Net deposits on deposit type contracts	160,058	56,514
Dividends paid to stockholder	(32,000)	(221,000)
Funds withheld under reinsurance treaty	—	251,500
Other cash provided (applied)	116,737	(1,152,829)
Net cash provided by (used in) financing and miscellaneous activities	149,795	(1,065,820)
Net increase (decrease) in cash and short-term investments	61,295	(755,218)
Cash and short-term investments:
Beginning of year	726,110	1,481,328
End of year	$787,405	726,110

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

1.	Organization and Significant Accounting Policies

Venerable Insurance and Annuity Company (“VIAC” or the “Company”), is domiciled in Iowa and is a direct, wholly-owned subsidiary of Venerable Holdings, Inc. (“Venerable Holdings”), a holding company domiciled in the state of Delaware. Venerable Holdings acquired certain assets of Voya Financial, Inc., including all of the shares of the capital stock of the Company (formerly known as Voya Insurance and Annuity Company) and VIAC Services Company (“VSC”) and all of the membership interest of Directed Services LLC (“DSL”) (collectively, the “VIAC Acquisition”) on June 1, 2018.

On October 27, 2020, the Company signed a Master Transaction Agreement (“MTA”) pursuant to which the Company, as buyer, is to acquire 100% of the issued and outstanding capital stock of Corporate Solutions Life Reinsurance Company, an insurance company domiciled in Delaware (“CS Life Re”), from Equitable Holdings Inc., a corporation organized under the laws of the State of Delaware, as seller (the “CSLR Acquisition”). In connection with the closing of the CSLR Acquisition, CS Life Re will reinsure certain variable annuity contracts of Equitable Financial Life Insurance Company, a New York-domiciled insurance company, through a reinsurance agreement. Additionally, in connection with the closing of the CSLR Acquisition, the Company currently intends to, but is not required to, reinsure its deferred variable annuity business and payout annuity business to CS Life Re through a reinsurance agreement. The CSLR Acquisition and the reinsurance transactions are expected to close in the second quarter of 2021, subject to customary closing conditions, including regulatory approvals.

Description of Business

The Company historically offered various insurance products including immediate and deferred variable and fixed annuities, fixed indexed annuities, traditional life insurance, supplemental contracts consisting of life insurance proceeds and payout annuities for pre-retirement wealth accumulation and post-retirement income management. The Company ceased the issuance of new fixed and indexed annuity products in 2018, ceased the issuance of new variable annuity products in 2010, and ceased the issuance of new life insurance policies in 2001, placing them in run-off. New amounts may continue to be deposited as add-on premiums to certain existing contracts. The Company has a significant concentration of reinsurance. See, “Reinsurance” in the Notes to Financial Statements for further discussion of the Company’s reinsurance arrangements.

Use of Estimates

The preparation of the financial statements of the Company requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Recently Adopted Accounting Principles

Effective January 1, 2020, the Company elected to adopt in full, a change in reserve valuation basis as described in SSAP No. 51R - Life Contracts (“SSAP No. 51R”) for its variable annuity reserves. This change in valuation basis impacts annuities reserves written from 1981 to 2019 under the revisions to the Commissioners Annuity Reserve Valuation Method (“CARVM”) adopted in Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), and Actuarial Guideline 43 CARVM for variable annuities (“AG43”). The amount of full adoption was $9.8, which has been recognized in unassigned funds.

Correction of Errors

The Company does not have any correction of errors to disclose as of December 31, 2020.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Unusual or Infrequent Events

On January 30, 2020, the World Health Organization (“WHO”) declared that the coronavirus disease 2019 (“COVID-19”) outbreak was a global health emergency. On March 11, 2020, the WHO raised the COVID-19 outbreak to “pandemic” status. Between that time and the issuance of these financial statements, many cities, states, and countries issued and revised shelter in place orders requesting or requiring citizens to remain at home. These orders also included restrictions on travel, closures of businesses, and restrictions on those businesses allowed to remain open. Many of these orders remain in place as of the financial statement issuance date. To date, more than 400,000 Americans and more than two million people globally have died from COVID-19. The Company can experience losses resulting from the payment of greater than anticipated death benefits as a result of an increase in the national mortality rate from events such as COVID-19. Additionally, the Company can experience losses in its investment portfolio as a result of volatile markets. Though volatility has persisted in financial markets since March 2020, the major stock indices all trade significantly higher as of the financial statement issuance date compared with pre-COVID-19 levels. Market recovery is largely attributable to unprecedented fiscal stimulus including emergency relief from the United States federal government in excess of $3 trillion to date, and anticipation for additional fiscal stimulus as proposed by the Biden administration. Through the issuance of these financial statements, COVID-19 has not resulted in a material adverse impact to the Company’s financial statements. The extent of any future impact of the COVID-19 pandemic on the Company’s business and its financial and operational performance will depend on future developments, including (i) the duration, spread, severity, and any recurrence of the COVID-19 pandemic, including through any new variant strains of the underlying virus; (ii) the effectiveness and availability of vaccines; (iii) the duration and scope of related federal, state, and local government orders and restrictions; and (iv) the impact of the COVID-19 pandemic on financial markets, all of which are highly uncertain and cannot be predicted.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division, which practices differ from United States Generally Accepted Accounting Principles (“U.S. GAAP”). The more significant variances from U.S. GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on a rating assigned by the National Association of Insurance Commissioners (“NAIC”).

The Company periodically reviews the value of its investments in bonds and mandatorily redeemable preferred stocks. If the fair value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other-than-temporary decline. To make this determination for each security, the following are some of the factors considered:

•	The length of time and the extent to which the fair value has been below cost.
•	The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential.
•	The Company’s intent to sell the security prior to its maturity at an amount below its carrying value.
•	The Company’s intent and ability to hold the security long enough for it to recover its cost.

Based on the analysis, the Company makes a judgment as to whether the decline in fair value is other-than- temporary. When an other-than-temporary impairment (“OTTI”) is recorded because there is intent to sell or the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, the security is written down to fair value. The interest related OTTI is deferred through the interest maintenance reserve (“IMR”) and the non-interest related OTTI is included in the asset valuation reserve (“AVR”) in the period that the OTTI is considered to have occurred as prescribed by the NAIC. Losses resulting from OTTI charges, net of transfers to IMR, are recorded within net realized capital gains (losses) in the statements of operations.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The Company invests in structured securities, including mortgage backed securities/collateralized mortgage obligations, asset backed securities, collateralized debt obligations, and commercial mortgage backed securities. Structured securities are reported at amortized cost or fair value based on a rating assigned by the NAIC. They are amortized using the interest method over the period which repayment of principal is expected to occur. For structured securities in unrealized loss positions, the Company determines whether it has the intent to sell or the intent and ability to hold the security for a period of time sufficient to recover the amortized cost.

Net realized gains and losses on disposed investments are reported in the statements of operations, net of federal income tax and transfers to the IMR.

Under U.S. GAAP, fixed maturities are designated at purchase as held to maturity, trading or available-for- sale, except for those accounted for using the fair value option (“FVO”). Held to maturity investments are reported at amortized cost and the remaining fixed maturity investments are reported at fair value. For those designated as trading, changes in fair value are reported in the statements of operations. Available-for-sale securities are reported at fair value with changes in fair value reported as a separate component of other comprehensive income (loss) in shareholder’s equity. Using the FVO, securities are reported at fair value with changes in fair value reported in the statements of operations.

When an intent impairment is determined, the individual security is written down from amortized cost to fair value, and a corresponding charge is recorded in net realized capital gains (losses) in the statements of operations as an OTTI. If the Company does not intend to sell the security, the Company determines whether or not it has intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis. If the Company does not have the intent and ability to retain the investment for the time sufficient to recover the amortized cost basis , an OTTI should be considered to have occurred.

Asset Valuation Reserves: The AVR is intended to establish a reserve to offset potential credit related investment losses on most invested asset categories. AVR is determined by a NAIC prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus. AVR is not applicable under U.S. GAAP.

Interest Maintenance Reserve: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds, derivatives and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five year bands. The Company reports the net deferral of IMR as a liability on the accompanying balance sheets. When the net deferral of IMR is negative, the amount is reported as a component of other assets and nonadmitted. IMR is not applicable under U.S. GAAP.

Cash and Short-term Investments: Cash and short-term investments represent cash balances, demand deposits and short-term fixed maturity investments with initial maturities of one year or less at the date of acquisition.

Under U.S. GAAP, the corresponding caption of cash and cash equivalents includes cash on hand, amounts due from banks and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Derivatives: The Company follows the hedge accounting guidance in Statements of Statutory Accounting Principles (“SSAP”) No. 86, Derivatives (“SSAP No. 86”) for derivative transactions. Under SSAP No. 86, derivatives that are deemed effective hedges are accounted for entirely in a manner which is consistent with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. Embedded derivatives are not accounted for separately from the host contract.

Under U.S. GAAP, the effective and ineffective portions of a cash flow hedge are accounted for separately. The effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated other comprehensive income and reclassified into earnings in the same periods during which the hedged transaction impacts earnings in the same line item associated with the forecasted transaction. The ineffective portion of the derivative’s change in value, if any, along with any of the derivative’s change in value that is excluded from the assessment of hedge effectiveness, are recorded in other net realized capital gains (losses). For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the hedged item, to the extent of the risk being hedged, are recognized in other net realized capital gains (losses). An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is reported with the host contract on the balance sheets at fair value, and the change in fair value is recorded in income.

Mortgage Loans: Mortgage loans are reported at amortized cost, less write downs for impairments. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the lesser of either the present value of expected cash flows from the loan, discounted at the loan’s original purchase yield or fair value of the collateral. For those mortgages that are determined to require foreclosure, the carrying value is reduced to the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. The carrying value of the impaired loans is reduced by establishing a permanent write-down recorded in net realized capital gains (losses).

Under U.S. GAAP, the Company records an allowance for probable losses incurred on non- impaired loans on an aggregate basis, rather than specifically identified probable losses incurred by individual loans.

Deferred Income Taxes: Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Deferred tax assets are provided for and admitted to an amount determined under a standard formula in accordance with SSAP No. 101. A valuation allowance is required if based on the available evidence, it is more likely than not (a likelihood of more than 50 percent) that some portion or all of the gross deferred tax assets will not be realized. This assessment is determined on a separate reporting entity basis.

After reduction for any valuation allowance, the Company follows the admissibility formula prescribed under SSAP No. 101. These provisions limit the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limitation is based on availability of taxes paid in prior years that could be recovered through carrybacks, the expected timing of reversals for accumulated temporary differences over the next three years to offset future taxes, surplus limits, and the amount of gross deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are nonadmitted.

SSAP No. 101 requires all changes in deferred tax balances to be included as surplus adjustments; under U.S. GAAP, however, most changes in deferred tax balances are recorded in the income statement as a component of the total income tax provision.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

U.S. GAAP also requires that deferred taxes be included for all jurisdictions that determine taxes based on income. Thus deferred state income taxes must be recorded under U.S. GAAP. SSAP No. 101, however, specifically prohibits establishing deferred state income tax assets and liabilities.

Investments in Real Estate: Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus. Any real estate not meeting the appraisal requirements established in SSAP No. 40R, Real Estate, shall be nonadmitted until the required appraisals are obtained.

Under U.S. GAAP, property is carried at cost, less accumulated depreciation, and is reported gross of related obligations in other assets on the balance sheets. Any depreciation and rent expense are charged to operating expenses on the statements of operations. Rental income is reported as Net Investment income.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Under U.S. GAAP, incremental, direct costs of contract acquisition and certain costs related directly to successful acquisition activities are capitalized. Indirect or unsuccessful acquisition costs, maintenance, product development and overhead expenses are charged to expense as incurred. In addition, the outstanding value of in force business acquired is capitalized. For certain traditional life insurance, to the extent recoverable from future gross profits, acquisition costs are amortized over the premium payment period in proportion to the present value of expected gross premium. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized over the estimated lives of the contracts in relation to the emergence of estimated gross profits.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Under U.S. GAAP, premiums related to traditional life insurance contracts and payout contracts with life contingencies are recognized as revenue when due. Amounts received for investment- type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed- indexed annuity contracts are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges.

Benefits Paid or Provided: Benefits incurred for universal life and annuity policies represent the total of death benefits paid and the change in policy reserves.

Under U.S. GAAP, benefits and expenses for investment-type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.

Benefit and Contract Reserves: Life policy and contract reserves under Statutory accounting practices are calculated based upon both the net level premium method and Commissioners’ Reserve Valuation method (“CRVM”) using statutory rates for mortality and interest. Annuity policy and contract reserves under statutory accounting practices are calculated based upon the Commissioners’ Annuity Reserve Valuation method (“CARVM”) using statutory rates for mortality and interest.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Under U.S. GAAP policy reserves for traditional products are based upon the net level premium method utilizing best estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest sensitive products, the U.S. GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus.

Under U.S. GAAP, ceded future policy benefits and contract owner liabilities are reported gross on the balance sheets. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheets and are stated net of allowances for uncollectible reinsurance, which are charged to earnings. Gains and losses on reinsurance, including commission and expense allowances, are deferred and amortized over the remaining life of the business.

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally past due agents’ balances and commission advances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. In addition, non- admitted assets include deferred tax assets that are not admissible under SSAP No. 101. See Deferred Income Taxes above.

Under U.S. GAAP, such assets are included in the balance sheets.

Policyholder Dividends: Policyholder dividends are recognized when declared.

Under U.S. GAAP, dividends allocable to participating contract owners are based on published dividend projections or expected dividend scales.

Surplus Notes: Surplus notes issued are reported as a component of surplus on the balance sheets. Under statutory accounting practices, no interest expense is recorded on the surplus notes until payment has been approved by the Iowa Insurance Division.

Under U.S. GAAP, surplus notes are reported as long-term debt, and the related interest is reported as a charge to earnings over the term of the notes.

Separate Accounts: The assets and liabilities of the separate accounts are carried at fair value, and the reserves are calculated based upon the CARVM.

Under U.S. GAAP, separate account assets supporting variable options under variable annuity contracts are equal to cumulative deposits, less charges and withdrawals, plus interest credited thereon. The Market Value Adjustment (“MVA”) and Collared Annuity Product (“CAP”) separate accounts do not qualify as separate accounts and are reported as assets and liabilities of the Company’s general account. Reserves for individual and group deferred annuity contracts are equal to cumulative deposits, less charges and withdrawals, net of adjustments for investment experience that the Company is entitled to reflect in future credit interest.

Reconciliation to U.S. GAAP: The effects of the preceding variances from U.S. GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Significant accounting practices are as follows:

Investments: Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are stated at either amortized cost using the interest method or the lower of cost or fair value.

Loan-backed securities are stated at either amortized cost or the lower of amortized cost or fair value. Amortized cost is determined using the effective interest method and includes anticipated prepayments. The retrospective adjustment method is used to determine the amortized cost for the majority of loan–backed and structured securities. For certain securities, the prospective adjustment methodology is utilized, including interest-only securities and securities that have experienced an other-than-temporary impairment (“OTTI”).

Preferred stocks are stated in accordance with SSAP No. 32, Preferred Stock.

Common stocks are stated at fair value except that investments in stocks of uncombined subsidiaries and affiliates in which the Company has an interest of 20% or more are carried on the equity basis. Federal Home Loan Bank (“FHLB”) common stock is priced at par value.

Short-term investments are stated at amortized cost.

Residual collateralized mortgage obligations, which are included in other invested assets on the balance sheets, are reported at amortized cost using the effective interest method.

Surplus notes acquired, which are included in other invested assets on the balance sheets, are reported at amortized cost using the effective interest method.

Realized capital gains and losses are generally determined using the first in first out method.

The Company enters into various derivative transactions to reduce and manage the risk of a change in value, yield, price, cash flow or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows which the Company has acquired or incurred. The Company enters into credit default swaps to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. The replication (synthetic asset) and the derivative and other cash instrument are carried at amortized cost. The replication practices are in accordance with SSAP No. 86 hedge accounting practices. The Company also enters into interest rate swaps to manage the interest rate exposure of certain mortgage backed related securities. These interest rate swaps are designated as cash flow hedges in accordance with SSAP No. 86 hedge accounting practices and are carried at amortized cost. The Company does not receive hedge accounting treatment for any other derivative transactions.

The Company enters into the following types of derivatives:

Credit Contracts:

Credit default swaps: Credit default swaps are used to reduce credit loss exposure with respect to certain assets that the Company owns, or to assume credit exposure on certain assets that the Company does not own. Payments are made to or received from the counterparty at specified intervals. In the event of a default on the underlying credit exposure, the Company will either receive a payment (purchased credit protection) or will be required to make a payment (sold credit protection) equal to the par minus recovery value of the swap contract. The Company utilizes these contracts in replication relationships for sold credit protection and non-qualifying relationships for purchased credit protection.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Equity Contracts:

Futures: Futures contracts are used to hedge against a decrease in certain equity indices. Such decreases may result in a decrease in variable annuity account values which would increase the possibility of the Company incurring an expense for guaranteed benefits in excess of account values.

Options: The Company uses options to manage the equity and equity volatility risk of the economic liabilities associated with certain variable annuity minimum guaranteed benefits. The Company may pay or receive upfront premium to enter into these options. The Company utilized these options in non-qualifying hedging relationships.

Total return swaps: The Company uses total return swaps as a hedge against a decrease in variable annuity account values, which are invested in certain indices. Using total return swaps, the Company agrees with another party to exchange, at specified intervals or maturity, the difference between the economic performance of assets or a market index and a funding amount, calculated by reference to an agreed upon notional principal amount. No cash is exchanged at the onset of the contracts. Cash is paid and received over the life of the contract based upon the terms of the swaps. The Company utilizes these contracts in non-qualifying hedging relationships.

Variance swaps: The Company uses variance swaps to manage equity volatility risk on the economic liabilities associated with certain minimum guaranteed living benefits. An increase in the equity volatility may result in a higher valuation of such liabilities and may also prospectively increase the cost of hedging equity risk with options. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on the changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

Foreign Exchange Contracts:

Foreign exchange swaps: The Company uses foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods, typically quarterly or semi-annually. The Company utilizes these contracts in qualifying hedging relationships.

Currency forwards: The Company utilizes currency forward contracts to hedge currency exposure related to its invested assets. The Company utilizes these contracts in non-qualifying hedging relationships.

Interest Rate Contracts:

Interest rate swaps: Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and/or liabilities and to hedge the interest rate exposure associated with certain variable annuity minimum guaranteed benefits. Interest rate swaps are also used to hedge the interest rate risk associated with the value of assets it owns or in an anticipation of acquiring them. Using interest rate swaps, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest payments, calculated by reference to an agreed upon notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made to/from the counterparty at each due date. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Swaptions: A swaption is an option to enter into a swap with a forward starting effective date. The Company uses swaptions to hedge the interest rate exposure associated with certain variable annuity minimum guaranteed benefits. The Company pays or receives a premium when it purchases the swaption. The Company utilizes these contracts in non-qualifying hedging relationships.

Total return swaps: The Company uses total return swaps to hedge the interest rate exposure associated with certain variable annuity minimum guaranteed benefits. Using total return swaps, the Company agrees with another party to exchange, at specified intervals or maturity, the difference between the economic performance of assets or a market index and a funding amount, calculated by reference to an agreed upon notional principal amount. No cash is exchanged at the onset of the contracts. Cash is paid and received over the life of the contract based upon the terms of the swaps. The Company utilizes these contracts in non-qualifying hedging relationships.

Futures: The Company uses interest rate futures contracts to hedge interest rate risks associated with certain variable annuity minimum guaranteed benefits and CMO-B portfolio. Changes in the general level of interest rates can result in the potential for adverse changes in the portfolio and/or certain variable annuity minimum guaranteed benefits. The Company enters into exchange traded futures with regulated futures commissions that are members of the exchange. The Company also posts initial and variation margins, with the exchange, on a daily basis. The Company utilizes exchange-traded futures in non-qualifying hedging relationships.

Interest rate caps and floors: The Company uses interest rate cap contracts to hedge the interest rate exposure arising from duration mismatches between assets and liabilities. Interest rate caps are also used to hedge interest rate exposure if rates rise above a specified level. The Company uses interest rate floor contracts to hedge interest rate exposure if rates decrease below a specified level. The Company pays an upfront premium for these caps and floors. The Company utilizes these contracts in non-qualifying hedging relationships.

Contract Loans: Contract Loans are reported at unpaid principal balances but not in excess of the cash surrender value.

Aggregate Reserve for Life Policies and Contracts: Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates ranged from 1.00% to 13.25% for 2020.

The Company waives deduction of deferred fractional premiums upon the death, the larger of the variable insurance amount or the amount of the death benefits as of the prior processing date plus the amount of any subsequent additional premium payments minus withdrawals. Surrender values are not promised in excess of the legally computed reserves.

The methods used in valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Iowa Insurance Division, is $59.3 and $68.7 at December 31, 2020 and 2019, respectively. Reserves to cover the above insurance were immaterial at December 31, 2020 and 2019, respectively.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

Reinsurance: Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contracts.

Participating Insurance: Participating business approximates less than 18% of the Company’s life insurance in force. For the year ended December 31, 2020, premiums on participating policies were $5.1, or less than 31% of premium income, as compared to $5.5, or less than 31% of premium income in 2019. The amount of dividends to be paid to participating policyholders is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. In connection with the VIAC Acquisition described in Note 1 the participating business was reinsured to ReliaStar Life Insurance Company, (“RLI”), a subsidiary of Voya Financial. As a result, dividends expense of $7.1 was incurred in 2020, as compared to $5.4 in 2019.

Benefit Plans: The Company provides a contributory retirement plan for substantially all employees.

Nonadmitted Assets: Nonadmitted assets are summarized as follows:

	December 31
	2020	2019
	(In Thousands)
Healthcare and other amounts receivable	7,306	6,118
Other	4,782	1,311
Total nonadmitted assets	$12,088	$7,429

Changes in nonadmitted assets are generally reported directly in unassigned surplus as an increase or decrease in nonadmitted assets.

Claims and Claims Adjustment Expenses: Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2020. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company’s obligations for claims incurred but unpaid as of December 31, 2020.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Guaranteed Benefits: For variable annuity guarantees, Valuation Manual 21 - Requirements for Principle- Based Reserves for Variable Annuities (“VM-21”) is followed. This guideline interprets how to apply the CARVM. The result under the average of the most severe 30% randomly generated stochastic scenarios is held as the reserve. Additionally, two sets of assumptions are used, and the reserve is based on the greater of the two. The first is the “Standard Projection”, which largely uses a prescribed set of assumptions, and the second uses Company prudent best estimate assumptions. Both reinsurance and hedging are also reflected. Taxes are not incorporated. For the stochastic scenarios, equity market returns must meet a calibration test.

Separate Accounts: Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company’s variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders’ account values. The assets and liabilities of these accounts, excluding the Market Value Adjustment Separate Account (“MVA”), are carried at fair value and are legally segregated and are not subject to claims that arise out of any other business of the Company. There are no product classification differences between statutory accounting practices and U.S. GAAP. (See Note 2 for details related the Company’s prescribed practices related to the MVA.)

2.	Permitted and Prescribed Statutory Basis Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Iowa Insurance Division. The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Iowa Insurance Law. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner of the Iowa Insurance Division (“Commissioner”) has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted or prescribed, and obtain written approval of the practices from the Iowa Insurance Division.

For the years ended December 31, 2020 and 2019, the Company had no such permitted accounting practices. For information on the permitted accounting practices of the Company’s wholly-owned subsidiary, Rocky Range, Inc. (“Rocky Range”), see “Reinsurance” in the Notes to Financial Statements.

MVA Prescribed Practice
The Company, with the explicit permission of the Commissioner, carries the assets of the Market Value Adjustment Separate Account (“MVA”) at amortized cost instead of fair value as required by SSAP No. 56, Separate Accounts (“SSAP No. 56”). The impact to the Company’s capital and surplus as a result of this prescribed practice was a decrease of $11.4 as of December 31, 2020 and a decrease of $8.0 as of December 31, 2019. The Company’s net income was increased by $3.4 for the year ended December 31, 2020 and net income was increased by $1.5 for the year ended December 31, 2019 as a result of the prescribed practice. The Company’s risk-based capital would not have triggered a regulatory event had the Company not used this prescribed practice.

Quasi-Reorganization Permitted Practice
On May 8, 2013, the Company, with the permission of the Commissioner, restated the gross paid-in and contributed surplus and the unassigned funds components of surplus, as of December 31, 2012, similar to the restatement of surplus that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization under SSAP No. 72, Surplus and Quasi-Reorganizations (“SSAP No. 72”). The restatement resulted in a decrease to gross paid-in and contributed surplus and an increase in unassigned surplus of $1,659.0. This permitted practice had no impact on net income, total capital and surplus or risk-based capital.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The Company’s risk-based capital would not have triggered a regulatory event had the Company not used any of these prescribed practices.

3.	Investments

Bonds and Equity Securities

The cost or amortized cost and fair value of bonds and equity securities are as follows:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)

At December 31, 2020
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$1,105,007	$82,255	$15,026	$1,172,236
States, municipalities, and political subdivisions	240,224	38,607	4	278,827
Foreign other (par value - $4,296,860)	4,284,392	420,562	20,715	4,684,240
Foreign government (par value - $165,599)	171,359	25,179	63	196,475
Corporate securities	7,084,108	1,192,353	10,938	8,265,522
Residential mortgage backed securities	1,022,781	177,486	3,281	1,196,986
Commercial mortgage backed securities	961,047	66,304	36,230	991,121
Other asset backed securities	1,250,042	28,761	11,905	1,266,898
Total bonds	16,118,960	2,031,507	98,162	18,052,305
Preferred stocks	117,798	9,658	358	127,098
Common stocks	11,495	543	—	12,038
Total equity securities	129,293	10,201	358	139,136
Total	$16,248,253	$2,041,708	$98,520	$18,191,441

At December 31, 2019
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$463,800	$41,179	$576	504,404
States, municipalities, and political subdivisions	397,654	31,113	352	428,415
Foreign other (par value - $4,732,775)	4,738,352	296,209	14,780	5,019,781
Foreign government (par value - $245,507)	250,722	25,922	187	276,456
Corporate securities	7,430,621	761,197	9,355	8,182,463
Residential mortgage backed securities	837,991	95,684	8,260	925,415
Commercial mortgage backed securities	1,262,803	82,460	1,054	1,344,209
Other asset backed securities	1,121,398	12,579	9,098	1,124,878
Total bonds	16,503,340	1,346,343	43,663	17,806,020
Preferred stocks	156,124	7,651	350	163,425
Common stocks	10,799	12	—	10,811
Total equity securities	166,922	7,663	350	174,236
Total	$16,670,262	$1,354,006	$44,013	$17,980,256

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Reconciliation of bonds from amortized cost to carrying value is as follows:

	December 31
	2020	2019
	(In Thousands)
Cost or amortized cost	$16,118,960	$16,503,340
Adjustment for FX and below investment grade bonds	3,858	(103)
Carrying value	$16,122,818	$16,503,236

The aggregate fair value of bonds with unrealized losses and the time period that cost exceeded fair value are as follows:

	Less than 6 Months Below Cost	More than 6 Months and Less than 12 Months Below Cost	More than 12 Months Below Cost	Total
	(In Thousands)
At December 31, 2020
Fair value	$717,454	$1,105,507	$431,989	$2,254,950
Unrealized loss	30,943	50,778	16,440	98,162

At December 31, 2019
Fair value	$618,133	$294,675	$833,710	$1,746,518
Unrealized loss	7,341	9,632	26,690	43,663

The amortized cost and fair value of investments in bonds at December 31, 2020, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
	(In Thousands)
Maturity:
Due in 1 year or less	$397,042	$398,743
Due after 1 year through 5 years	2,393,162	2,572,925
Due after 5 years through 10 years	4,160,717	4,583,070
Due after 10 years	5,934,169	7,042,562
	12,885,090	14,597,300
Residential mortgage-backed securities	1,022,781	1,196,986
Commercial mortgage-backed securities	961,047	991,121
Other asset-backed securities	1,250,042	1,266,898
Total	$16,118,960	$18,052,305

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The Company does not have direct exposure through investments in subprime mortgage loans as of December 31, 2020 and 2019.

The following table summarizes the Company’s direct exposure through other investments as of December 31, 2020 and 2019, respectively:

	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
	(In Thousands)
December 31, 2020
Residential mortgage-backed securities	$80,868	$79,362	$85,566	$(581)
Structured securities	57,056	51,731	74,235	—
Total	$137,924	$131,093	$159,801	$(581)

December 31, 2019
Residential mortgage-backed securities	$56,181	$54,171	$58,128	$362
Structured securities	63,055	59,051	76,481	—
Total	$119,236	$113,221	$134,608	$362

The Company does not have underwriting exposure to subprime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage as of December 31, 2020 and 2019.

The following table shows prepayment penalty and acceleration fees at December 31, 2020 and 2019:

	General Account	Separate Account
December 31, 2020	(In Thousands)
Number of CUSIPs	69	3
Aggregate Amount of Investment Income	$16,089	$192

December 31, 2019
Number of CUSIPs	44	3
Aggregate Amount of Investment Income	$7,299	$42

Mortgage Loans and Real Estate

All mortgage loans are evaluated by seasoned underwriters, including an appraisal of loan-specific credit quality, property characteristics, and market trends. The Company’s mortgage loans on real estate are all commercial mortgage loans, held for investment.

The maximum and minimum lending rates for mortgage loans initiated during 2020 were 8.57% and 3.30%, respectively.

The Company did not have any taxes, assessments and any amounts advanced and not included in the mortgage loan total as of December 31, 2020 and 2019.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

During 2020, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 75.0% on commercial properties.

The following table shows an age analysis of mortgage loans by type and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of December 31, 2020 and 2019:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
	(In Thousands)
December 31, 2020
Recorded investment (all)
Current	$—	$—	$—	$—	$3,404,838	$—	$3,404,838
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	$—	$—	$—	$—	$3,038,345	$—	$3,038,345

December 31, 2019
Recorded investment (all)
Current	$—	$—	$—	$—	$3,543,220	$—	$3,543,220
60-89 Days Past Due	—	—	—	—	2,688	—	2,688
Participant or Co-lender in a Mortgage Loan Agreement Recorded Investment	$—	$—	$—	$—	$2,719,197	$—	$2,719,197

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The Company had the following investments in impaired mortgage loans with or without an allowance for credit losses or in any impaired loans subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2020 and 2019:

		Residential		Commercial

	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
	(In Thousands)
a. 2020
1. With Allowance for Credit Losses	$—	$—	$—	$—	$—	$—	$—
2. No Allowance for Credit Losses	—	—	—	—	4,254	—	4,254
3. Total (1+2)	—	—	—	—	4,254	—	4,254
4. Subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	—	—	—	—	—	—	—

b. 2019
1. With Allowance for Credit Losses	$—	$—	$—	$—	$—	$—	$—
2. No Allowance for Credit Losses	—	—	—	—	2,688	—	2,688
3. Total (1+2)	—	—	—	—	2,688	—	2,688
4. Subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	—	—	—	—	—	—	—

		Residential		Commercial

	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
December 31, 2020
Average recorded investment	$—	$—	$—	$—	$4,254	$—	$4,254
Interest income recognized	—	—	—	—	—	—	—
Recorded Investments on nonaccrual status	—	—	—	—	—	—	—
Amount of interest income recognized using a cash-basis method of accounting	—	—	—	—	—	—	—

December 31, 2019
Average recorded investment	$—	$—	$—	$—	$2,688	$—	$2,688
Interest income recognized	—	—	—	—	—	—	—
Recorded Investments on nonaccrual status	—	—	—	—	—	—	—
Amount of interest income recognized using a cash-basis method of accounting	—	—	—	—	—	—	—

The Company recognizes interest income on its impaired loans upon receipt.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The Company has no allowances for credit losses as of December 31, 2020 and 2019.

The Company has the following mortgage loans derecognized as a result of foreclosure as of December 31, 2020 and 2019.

	2020	2019
(In Thousands)
a. Aggregate amount of mortgage loans derecognized	—	644
b. Real estate collateral recognized	—	—
c. Other collateral recognized	—	644
d. Receivables recognized from a government guarantee of the foreclosed mortgage loan	—	—

Real Estate

The Company did not have any real estate transactions as of December 31, 2020 and 2019.

Net Realized Capital Gains and Losses

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

	December 31
	2020	2019
	(In Thousands)
Realized capital (losses) gains	$(997,408)	$674,394
Amount transferred to IMR (net of related taxes of $40,655 in 2020, $19,780 in 2019)	(152,940)	(74,412)
Federal income tax benefit (expense)	(37,000)	(10,637)
Net realized capital (losses) gains	$(1,187,348)	$589,345

Realized capital losses include losses of $11.4 and $3.1 related to securities that have experienced other-than- temporary declines in value during 2020 and 2019, respectively.

Proceeds from sales of investments in bonds and other fixed maturity interest securities were $5.4 billion and $4.5 billion in 2020 and 2019, respectively. Gross gains of $283.0 and $111.5 and gross losses of $62.0 and $17.4 during 2020 and 2019, respectively, were realized on those sales. A portion of the gains and losses realized in 2020 and 2019 has been deferred to future periods in the IMR. In addition, gross losses of $1,207 and gross gains of $583.6 during 2020 and 2019, respectively, were due to the impact of derivatives.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The Company did not recognize any other-than-temporary impairments (“OTTI”) in accordance with structured securities subject to SSAP No. 43R, Loan-backed and Structured Securities (“SSAP No. 43R”) due to intent to sell or inability or lack of intent to hold to recovery as of December 31, 2020. The following table discloses, in aggregate, the OTTI’s recognized by the Company as of December 31, 2019:

	Amortized Cost Basis Before Other- than- Temporary Impairment	Other-than-Temporary Impairment Recognized in Loss		Fair Value
		Interest	Non-interest
	(In Thousands)
OTTI recognized as of December 31, 2019
a. Intent to sell	—	—	—	—
b. Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$1,620	$268	$—	$1,352
c. Total	1,620	268	—	1,352

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The following table discloses in detail the OTTI’s recognized by the Company in accordance with structured securities subject to SSAP No. 43R, exclusive of intent impairments, as of December 31, 2020:

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than- Temporary Impairment	Fair Value at Time of OTTI
	(In Thousands)
058933AG7	$1,378	$1,365	$13	$1,365	$1,365
36185MAD4	376	360	15	360	360
41161PTN3	1,654	1,369	285	1,369	1,369
41161UAC6	2,868	2,675	193	2,675	2,675
92922FWE4	610	603	7	603	603
31325UPC4	2,352	1,200	1,152	1,200	1,200
95000KBE4	4,700	4,248	452	4,248	4,248
058933AG7	1,272	1,242	30	1,242	1,242
05949CMU7	2,461	2,437	24	2,437	2,437
2254582J6	285	262	23	262	262
36185MAD4	309	306	3	306	306
93935YAA8	288	271	17	271	271
94983JAC6	686	680	6	680	680
94984MAA2	419	419	—	419	419
31395N5Y9	347	346	1	346	346
38378WCC5	108	107	1	107	107
16162WPB9	343	339	4	339	339
36251XAT4	4,142	4,142	84	4,142	4,058
05951GBE1	656	656	13	656	642
05951GBG6	410	410	7	410	402
08160BAF1	5,680	5,680	333	5,680	5,348
17326CBE3	659	659	70	659	589
225458PN2	239	239	20	239	219
3136AEE29	366	366	47	366	319
3137A8LZ9	287	287	192	287	95
3137AUDU0	618	618	42	618	576
31397GXK1	4	4	—	4	4
362341LL1	275	275	13	275	262
38375BN57	36	36	—	36	36
38375BX72	153	153	23	153	131
38375UAQ3	9	9	2	9	7
90291JAX5	2,252	2,252	2	2,252	2,250
9393366D0	197	197	—	197	197
95000CBE2	1,692	1,692	28	1,692	1,664
Total			$3,102

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The total amount of OTTI’s recognized by the Company arising from the present value of expected cash flows being less than the amortized cost of structured securities subject to SSAP No. 43R was $3.1 and $0.6 in 2020 and 2019, respectively.

The following table shows for the years ended December 31, 2020 and 2019, all impaired securities in the aggregate for which an OTTI has not been recognized in earnings as a realized loss, including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains:

	December 31, 2020
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
	(In Thousands)
Less than 12 months	$53,771	$1,130,640
Greater than 12 months	8,294	281,952
Total	$62,065	$1,412,592

	December 31, 2019
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
	(In Thousands)
Less than 12 months	$12,522	$721,196
Greater than 12 months	15,708	512,449
Total	$28,230	$1,233,645

Repurchase Agreement Transactions Accounted for as Secured Borrowing

The Company participates in short-term repurchase agreements with financial institutions in order to enhance liquidity (“Repo”). The associated liability is recorded at the amount of cash received. The ratio of the collateral held to the estimated fair value of the securities pledged is monitored throughout the duration of the transaction and additional collateral is obtained as necessary. The Company has access to multiple sources of liquidity to draw upon to ensure the return of the repurchase collateral. The Company activated its use of the Repo program beginning in the second quarter of 2020. As of December 31, 2020 and 2019, the Company did not have any amounts outstanding under repurchase agreements. The following shows Repo activity that occurred during the year ended December 31, 2020:

Type of Repo Trades Used

	1	2	3	4
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a - Bilateral (YES/NO)	XXX	YES	YES	YES
b - Tri-Party (YES/NO)	XXX	NO	NO	NO

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Original (Flow) & Residual Maturity

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Open – No Maturity	XXX	$—	$—	$—
2. Overnight	XXX	—	—	—
3. 2 Days to 1 Week	XXX	200,000,000	200,000,000	—
4. > 1 Week to 1 Month	XXX	200,000,000	—	500,000,000
5. > 1 Month to 3 Months	XXX	—	—	—
6. > 3 Months to 1 Year	XXX	—	—	—
7. > 1 Year	XXX	—	—	—

b. Ending Balance	XXX
1. Open – No Maturity	XXX	$—	$—	$—
2. Overnight	XXX	—	—	—
3. 2 Days to 1 Week	XXX	—	—	—
4. > 1 Week to 1 Month	XXX	200,000,000	—	—
5. > 1 Month to 3 Months	XXX	—	—	—
6. > 3 Months to 1 Year	XXX	—	—	—
7. > 1 Year	XXX	—	—	—

Securities “Sold” Under Repo - Secured Borrowing

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. BACV	XXX	XXX	XXX	$399,250,378
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
3. Fair Value	XXX	$422,730,862	$208,549,396	$523,921,111

b. Ending Balance
1. BACV	XXX	XXX	XXX	$—
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
3. Fair Value	XXX	$216,503,432	$—	$—

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Collateral Received - Secured Borrowing

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Cash	XXX	$400,000,000	$200,000,000	$500,000,000
2. Securities (FV)	XXX	—	—	—

b. Ending Balance
1. Cash	XXX	$200,000,000	$—	$—
2. Securities (FV)	XXX	—	—	—

Liability to Return Collateral - Secured Borrowing (Total)

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Cash (Collateral - All)	XXX	$400,000,000	$200,000,000	$500,000,000
2. Securities Collateral (FV)	XXX	—	—	—

b. Ending Balance
1. Cash (Collateral - All)	XXX	$200,000,000	$—	$—
2. Securities Collateral (FV)	XXX	—	—	—

Impairments on Joint Ventures, Partnerships, and Limited Liability Companies

Impairments on joint venture, partnerships and limited liability company holdings are taken when it is determined that these values are not recoverable. The fair value of these investments is based upon the Company’s overall proportional ownership interest in the underlying partnership. The Company did not have any impairments for the years ended December 31, 2020 and 2019.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Investment Income

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2020	2019
Income:	(In Thousands)
Bonds	$772,692	$795,239
Mortgage loans	152,137	181,959
Equity securities	6,909	5,645
Subsidiary	44,973	93,320
Contract loans	278	504
Derivatives	567,615	4,349
Other	54,120	52,328
Total investment income	1,598,724	1,133,344
Investment expenses	(48,379)	(54,988)
Net investment income	$1,550,345	$1,078,355

Federal Home Loan Bank Agreements

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (entered into advances) with the FHLB as part of the Company’s liquidity strategy. The Company has determined the estimated maximum borrowing capacity as $14.6 billion at December 31, 2020. The Company has the ability to obtain funding from the FHLB based on a percentage of the value of its assets and subject to the availability of eligible collateral. The limit across all programs is 30% of the general and separate accounts total assets of the Company, one quarter in arrears.

The amount of FHLB capital stock held by the Company is as follows:

	2020			2019
	General Account	Separate Account	Total	General Account	Separate Account	Total
	(In Thousands)
Membership stock - Class A	$—	$—	$—	$—	$—	$—
Membership stock - Class B	10,000	—	10,000	10,000	—	10,000
Activity stock	—	—	—	400	—	400
Excess stock	—	—	—	—	—	—
Aggregate total	$10,000	$—	$10,000	$10,400	$—	$10,400

The actual collateral as determined by the Company is $616.5 and $533.2 at December 31, 2020 and 2019, respectively.

All FHLB membership stock is not eligible for redemption.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The amount of collateral pledged to FHLB at the end of the reporting period, and the maximum amount that was pledged to FHLB during the reporting period is as follows:

	Amount Pledged at End of Reporting Period			Maximum Amount Pledged During Reporting Period
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
	(In Thousands)
As of December 31, 2020
General account	$753,516	$662,772	$—	$1,315,054	$1,248,423	$560,000
Separate account	—	—	—	—	—	—
Total	$753,516	$662,772	$—	$1,315,054	$1,248,423	$560,000

As of December 31, 2019
General account	$640,699	$589,835	$10,000	$640,699	$589,835	$10,000
Separate account	—	—	—	—	—	—
Total	$640,699	$589,835	$10,000	$640,699	$589,835	$10,000

The amount borrowed from the FHLB at the end of the reporting period is as follows:

	General Account	Separate Account	Total	Funding Agreement Reserves Established
(In Thousands)
As of December 31, 2020
Debt	$—	$—	$—	XXX
Funding agreements	—	—	—	—
Other	—	—	—	XXX
Aggregate total	$—	$—	$—	$—

As of December 31, 2019
Debt	$10,000	$—	$10,000	XXX
Funding agreements	—	—	—	$—
Other	—	—	—	XXX
Aggregate total	$10,000	$—	$10,000	$—

The maximum amount the general account borrowed from FHLB during the years ended December 31, 2020 and 2019 was $560.0 and $60.0, respectively.

The effective rate at which interest accrued on the amount borrowed from the FHLB ranged between 0.3% and 1.8% for the year ended December 31, 2020, and between 1.8% and 2.7% for the year ended December 31, 2019. The Company paid $0.1 and $0.4 in interest for the years ended December 31, 2020 and 2019, respectively.

The Company does not have any outstanding FHLB borrowings at December 31, 2020, and therefore is not currently subject to prepayment penalties.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Restricted Assets

The following table shows assets pledged as collateral or restricted at December 31, 2020:

Gross (Admitted & Nonadmitted) Restricted
	General Account		Separate Account	Total Assets	Total From Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category	Total Assets	Supporting Separate Account Activity*	Supporting General Account Activity**
(In Thousands)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	—%	—%

Collateral held under security lending agreements	—	—	—	—	—	—		—	—%	—%
Subject to repurchase agreements	—	—	—	—	—	—	—	—	—%	—%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	—	—%	—%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	—%	—%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	—%	—%
Placed under option contracts	—	—	—	—	—	—	—	—	—%	—%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—	—	—	—	—%	—%
FHLB capital stock	10,000	—	—	10,000	10,400	(400)	—	10,000	0.02%	0.02%
On deposit with states	9,905	—	—	9,905	11,234	(1,329)	—	9,905	0.02%	0.02%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	—	—%	—%
Pledged as collateral to FHLB (including assets backing funding agreements)	662,772	—	—	662,772	589,835	72,937	—	662,772	1.34%	1.34%
Derivative Pledged Collateral	746,669	—	—	746,669	260,419	486,250		746,669	1.51%	1.51%
Other restricted assets		—	—	—	—	—	—	—	—%	—%
Total restricted assets	$1,429,346	$—	$—	$1,429,346	$871,888	$557,458	$—	$1,429,346	2.89%	2.89%

* Subset of Total General Account Gross Restricted Assets

There were no restricted assets within the separate accounts at December 31, 2020.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The following table shows assets pledged as collateral or restricted at December 31, 2019:

	Gross (Admitted & Nonadmitted) Restricted					Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	General Account		Total Assets	Total From Prior Year	Increase/ (Decrease)
Supporting
Restricted Asset		Separate Account
Category	Total Assets	Activity*
(In Thousands)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	—%	—%
Collateral held under security lending agreements	—	—	—	—	—	—	—	—%	—%
Subject to repurchase agreements	—	—	—	—	—	—	—	—%	—%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	—%	—%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—%	—%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—%	—%
Placed under option contracts	—	—	—	—	—	—	—	—%	—%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—	—	—	—%	—%
FHLB capital stock	10,400	—	10,400	10,400	—		10,400	0.02%	0.02%
On deposit with states	11,234	—	11,234	11,132	102	—	11,234	0.02%	0.02%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	—%	—%
Pledged as collateral to FHLB (including assets backing funding agreements)	589,835	—	589,835	183,817	406,018		589,835	1.17%	1.17%
Derivative Pledged Collateral	260,419	—	260,419	253,502	6,917	—	260,419	0.52%	0.52%
Other restricted assets	—	—	—	—	—	—	—	—%	—%
Total restricted assets	$871,888	$—	$871,888	$458,851	$413,037	$—	$871,888	1.73%	1.73%

* Subset of Total General Account Gross Restricted Assets

There were no restricted assets within the separate accounts at December 31, 2019.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The following table shows collateral received and reflected as assets at December 31, 2020:

Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets**
	(In Thousands)
a. Cash, Cash Equivalents and Short-Term Investments	$125,587	$125,587	0.53%	0.53%
Total collateral Assets	$125,587	$125,587	0.53%	0.53%

*BACV divided by total assets excluding Separate Accounts

**BACV divided by total admitted assets excluding Separate Accounts

	Amount	% of Liability to Total Liabilities*
(In Thousands)
k. Recognized Obligation to return Collateral Asset	$—	—%

*BACV divided by total liabilities excluding Separate Account

The following table shows collateral received and reflected as assets at December 31, 2019:

Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets**
	(In Thousands)
Cash and Short-Term Investments	$487,459	$487,459	1.97%	1.97%
Total collateral assets	$487,459	$487,459	1.97%	1.97%

*BACV divided by total assets excluding Separate Accounts

**BACV divided by total admitted assets excluding Separate Accounts

	Amount	% of Liability to Total Liabilities*
(In Thousands)
Recognized obligation to return collateral asset	$—	—%

*BACV divided by total liabilities excluding Separate Account

4.	Derivative Financial Instruments Held for Purposes Other than Trading

The Company enters into various derivative transactions to reduce and manage the risk of a change in value, yield, price, cash flow or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows which the Company has acquired or incurred. The Company enters into credit default swaps to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. The replication (synthetic asset) and the derivative and other cash instrument are carried at amortized cost. The replication practices are in accordance with SSAP No. 86 hedge accounting practices. The Company also enters into interest rate swaps to manage the interest rate exposure of certain mortgage backed related securities. These interest rate swaps are designated as cash flow hedges in accordance with SSAP No. 86 hedge accounting practices and are carried at amortized cost. The Company does not receive hedge accounting treatment for any other derivative transactions.

The Company enters into the following types of derivatives: Credit Contracts, Equity Contracts, Foreign Exchange Contracts and Interest Rate Contracts. The Company’s use and hedging strategy of derivatives is detailed in Note 1.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Upfront fees paid or received on derivative contracts are included on the balance sheet as an asset or liability and are amortized to investment income over the remaining term of the contracts.

Periodic payments from such contracts are included in investment income on the statements of operations. Accrued amounts payable to or receivable from counterparties are included in other liabilities or accrued investment income on the balance sheet. Gains or losses realized as a result of early terminations are recognized in income in the statements of operations or deferred into IMR and amortized into investment income.

The Company is exposed to credit loss in the event of nonperformance by counterparties on certain derivative contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties’ credit standing, collateral agreements, and master netting agreements.

Under the terms of the Company’s Over-The-Counter (“OTC”) Derivative International Swaps and Derivatives Association, Inc. (“ISDA”) agreements, the Company may receive from, or deliver to, counterparties, collateral to assure that all terms of the ISDA agreements will be met with regard to the Credit Support Annex (“CSA”). The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. Collateral held is used in accordance with the CSA to satisfy any obligations. Investment grade bonds owned by the Company are the source of noncash collateral posted, which is reported on the balance sheet.

The table below summarizes the Company’s types and amounts of collateral held, pledged and delivered related to OTC derivative contracts and cleared derivative contracts:

	As of December 31, 2020	As of December 31, 2019
Collateral Type:	(In Thousands)
Cash
Held- Cleared Contracts	$—	$—
Held/Pledged- OTC Contracts	17,470	474,926
Held/Pledged-Cleared Contracts	(467)	12,533

Securities
Held	$—	$1,532
Delivered	604,079	260,419

The Company is required to post collateral for any futures contracts that are entered into. The amount of collateral required is determined by the exchange. The Company currently posts cash and U.S. Treasury Bonds to satisfy this collateral requirement.

The Company sells credit default swap protection, in conjunction with other investments, to replicate the income characteristics of otherwise permitted investments. The standard contract is five or seven years. In the event of default of the reference entity, the Company would be required to pay the notional amount of the contract. At December 31, 2020 and 2019, the total amount would be $25.0 and $25.0, respectively.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The table below summarizes the Company’s derivative contracts on the balance sheet at December 31, 2020 and 2019:

	Notional Amount	Carrying Value	Fair Value
		(In Thousands)
December 31, 2020
Derivative contracts:
Credit contracts	$25,000	$96	$881
Equity contracts	38,866,165	(244,295)	(244,295)
Foreign exchange contracts	62,637	(2,280)	(2,280)
Interest rate contracts	3,500	443	443
Total derivatives	$38,957,302	$(246,036)	$(245,251)

December 31, 2019
Derivative contracts:
Credit contracts	$25,000	$116	$764
Equity contracts	40,620,504	(673,566)	(673,566)
Foreign exchange contracts	54,064	825	825
Interest rate contracts	1,168,500	(82)	(10,506)
Total derivatives	$41,868,068	$(672,708)	$(682,483)

The Company did not have any net gain or (loss) recognized in unrealized gains or (losses) during the reporting period resulting from derivative instruments that no longer qualify for hedge accounting.

The Company does not have any derivative contracts with financing premiums.

5.	Concentrations of Credit Risk

The Company held below investment grade corporate bonds with an aggregate book value of $1,020.6 and $800.9 and an aggregate fair value of $1,073.9 and $848.3 at December 31, 2020 and 2019, respectively. Those holdings amounted to 6.3% and 4.8% of the Company’s investments in bonds and 4.3% and 3.2% of total admitted assets excluding separate accounts, at December 31, 2020 and 2019, respectively. The holdings of below investment grade bonds are widely diversified and of satisfactory quality based on the Company’s investment policies and credit standards.

The Company held unrated bonds with a carrying value of $46.0 and $14.1 with an aggregate fair value of  $46.3 and $14.1 at December 31, 2020 and 2019, respectively. The carrying value of these holdings amounted to 0.3% and 0.1% of the Company’s investment in bonds and 0.2% and 0.1% of the Company’s total admitted assets excluding separate accounts, at December 31, 2020 and 2019, respectively.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios are measures commonly used to assess the risk and quality of commercial mortgage loans. The LTV ratio, calculated at time of origination, is expressed as a percentage of the amount of the loan relative to the value of the underlying property. An LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the value of the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property’s net income (loss) to its debt service payments. A DSC ratio of less than 1.0 indicates that property’s operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above. LTV and DSC ratios as of the dates indicated are presented below:

	As of December 31, 2020		As of December 31, 2019
	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Origination Loan-to-Value
0% - 50%	$126,471	3.7%	$852,122	24.0%
50% - 60%	2,820,557	82.9%	1,171,590	33.0%
60% - 70%	313,839	9.2%	1,349,153	38.0%
70% - 80%	143,971	4.2%	164,634	4.6%
80% - 90%	—	—%	8,409	0.2%
Total	$3,404,838	100.0%	$3,545,908	100.0%
Debt Service Coverage Ratio
Greater than 1.5x	$2,960,801	87.0%	$2,638,691	74.4%
1.25x to 1.5x	150,674	4.4%	652,180	18.4%
1.0x to 1.25x	248,751	7.3%	222,250	6.3%
Less than 1.0x	44,612	1.3%	31,820	0.9%
Not Applicable*	—	—%	967	—%
Total	$3,404,838	100.0%	$3,545,908	100.0%

*Commercial mortgage loans secured by land or construction loans

If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect on all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to either the present value of expected cash flows from the loan, discounted at the loan’s effective interest rate, or fair value of the collateral.

The following table shows the Company’s mortgage loan portfolio diversification by property type:

	As of December 31, 2020		As of December 31, 2019
Property Type	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Apartments	$765,195	22.4%	$803,479	22.6%
Hotel/Motel	135,283	4.0%	115,313	3.3%
Industrial	561,067	16.5%	590,246	16.6%
Mixed Use	—	—%	20,382	0.6%
Office	653,427	19.2%	667,659	18.8%
Other	445,610	13.1%	424,259	12.0%
Retail	844,256	24.8%	924,571	26.1%
Total	$3,404,838	100.0%	$3,545,908	100.0%

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company’s mortgage loan portfolio diversification by region:

	As of December 31, 2020		As of December 31, 2019
Region	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Pacific	$758,602	22.3%	$790,571	22.3%
South Atlantic	741,933	21.8%	798,134	22.5%
West South Central	264,391	7.8%	273,609	7.7%
East North Central	418,191	12.3%	416,626	11.7%
Middle Atlantic	520,404	15.3%	523,359	14.8%
Mountain	536,085	15.7%	565,047	15.9%
West North Central	77,455	2.2%	89,100	2.5%
New England	53,331	1.6%	54,761	1.5%
East South Central	34,446	1.0%	34,701	1.0%
Total	$3,404,838	100.0%	$3,545,908	100.0%

The following table shows the carrying value of the Company’s mortgage loan portfolio breakdown by year of origination:

Year of Origination	As of December 31, 2020	As of December 31, 2019
	(In Thousands)
2020	$81,498	$—
2019	148,199	159,970
2018	477,653	476,190
2017	538,391	561,657
2016	635,690	663,126
2015	464,123	537,034
2014	394,322	422,569
2013	366,877	392,526
2012 and prior	298,085	332,836
Total	$3,404,838	$3,545,908

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

6.	Reserves

At December 31, 2020, the Company’s annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

A. INDIVIDUAL ANNUITIES

		General Account	Separate Account with Guarantees*	Separate Account Nonguaranteed	Total	% of Total
(1)	Subject to discretionary withdrawal:
	a. With market value adjustment	$6,530,219	$137,769	$—	$6,667,988	25.8%
	b. At book value less current surrender charge of 5% or more	1,486,205	1,738	—	1,487,943	5.8%
	c. At fair value	—	—	9,851,677	9,851,677	38.2%
	d. Total with market value adjustment or at fair value (total of a through c)	8,016,424	139,507	9,851,677	18,007,608	69.8%
	e. At book value without adjustment (minimal or no charge or adjustment)	4,372,458	25,978	—	4,398,436	17.0%

(2)	Not subject to discretionary withdrawal	3,414,350	—	—	3,414,350	13.2%
(3)	Total (gross: direct + assumed)	15,803,232	165,485	9,851,677	25,820,394	100.0%
(4).	Reinsurance ceded	2,718,735	—	—	2,718,735
(5)	Total (net) (3) - (4)	13,084,497	165,485	9,851,677	23,101,659

(6)	Amount included in A(1) above that will move to A(1) for the first time within the year after the statement date:	542,333	0	0	542,333

*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

B. GROUP ANNUITIES

		General Account	Separate Account with Guarantees*	Separate Account Nonguaranteed	Total	% of Total
(1)	Subject to discretionary withdrawal:
	a. With market value adjustment	$189,001	$255,658	$—	$444,659	2.8%
	b. At book value less current surrender charge of 5% or more	96	978	—	1,074	—%
	c. At fair value	—	—	15,209,540	15,209,540	96.6%
	d. Total with market value adjustment or at fair value (total of a through c)	189,097	256,636	15,209,540	15,655,273	99.4%
	e. At book value without adjustment (minimal or no charge or adjustment)	90,344	1	—	90,345	0.6%

(2)	Not subject to discretionary withdrawal	—	—	—	—	—%
(3)	Total (gross: direct + assumed)	279,441	256,637	15,209,540	15,745,618	100.0%
(4).	Reinsurance ceded	88,783	—	—	88,783
(5)	Total (net) (3) - (4)	190,658	256,637	15,209,540	15,656,835

(6)	Amount included in A(1) above that will move to A(1) for the first time within the year after the statement date:	—	—	—	—

*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

C. DEPOSIT-TYPE CONTRACTS (no life contingencies):

		General Account	Separate Account with Guarantees*	Separate Account Nonguaranteed	Total	% of Total

(1)	Subject to discretionary withdrawal:
	a. With market value adjustment	$—	$—	$—	$—	—%
	b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
	c. At fair value	—	—	—	—	—%
	d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	—%
	e. At book value without adjustment (minimal or no charge or adjustment)	63,274	—	—	63,274	2.0%

(2)	Not subject to discretionary withdrawal	3,084,565	—	—	3,084,565	98.0%
(3)	Total (gross: direct + assumed)	3,147,839	—	—	3,147,839	100.0%
(4).	Reinsurance ceded	235,083	—	—	235,083
(5)	Total (net) (3) - (4)	2,912,756	—	—	2,912,756

(6)	Amount included in A(1) above that will move to A(1) for the first time within the year after the statement date:	—	—	—	—

*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

D.
Life & Accident & Health Annual Statement:		Amount
(1)	Exhibit 5, Annuities Section, Total (net)	10,289,562
(2)	Exhibit 5, Supplemental Contracts with Life Contingencies Section, Total (net)	2,985,593
(3)	Exhibit 7, Deposit - Type Contracts, line 14, column 1	2,912,756
(4)	Subtotal	16,187,911

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)
Analysis of life actuarial reserves by withdrawal characteristics as of December 31, 2020 are summarized as follows:

		Account Value	Cash Value	Reserve
A. General Account
(1)	Subject to discretionary withdrawal, surrender values, or policy loans:
	a. Term Policies with Cash Value	$—	$—	$—
	b. Universal Life	222,546	222,546	293,811
	c. Universal Life with Secondary Guarantees	—	—	—
	d. Indexed Universal Life	—	—	—
	e. Indexed Universal Life with Secondary Guarantees	—	—	—
	f. Indexed Life	—	—	—
	g. Other Permanent Cash Value Life Insurance	65,588	334,968	388,511
	h. Variable Life	—	—	—
	i. Variable Universal Life	—	—	—
	j. Miscellaneous Reserves	—	—	—
(2)	Not Subject to Discretionary Withdrawal or No Cash Value:
	a. Term Policies without Cash Value	XXX	XXX	1,455
	b. Accidental Death Benefits	XXX	XXX	188
	c. Disability - Active Lives	XXX	XXX	1,027
	d. Disability - Disabled Lives	XXX	XXX	1,449
	e. Miscellaneous Reserves	XXX	XXX	5,301
(3)	Total (gross: direct + assumed)	288,134	557,514	691,742
(4)	Reinsurance Ceded	288,134	557,514	691,742
(5)	Total (net) (3) - (4)	—	—	—

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

		Account Value	Cash Value	Reserve
B. Separate Account with Guarantees
(1)	Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
	a. Term Policies with Cash Value	—	—	—
	b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees
	d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees
	f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance
	h. Variable Life	—	—	—
	i. Variable Universal Life	—	—	—
	j. Miscellaneous Reserves	—	—	—
(2)	Not Subject to Discretionary Withdrawal or No Cash Value:
	a. Term Policies without Cash Value	XXX	XXX	—
	b. Accidental Death Benefits	XXX	XXX	—
	c. Disability - Active Lives	XXX	XXX	—
	d. Disability - Disabled Lives	XXX	XXX	—
	e. Miscellaneous Reserves	XXX	XXX	—
(3)	Total (gross: direct + assumed)	—	—	—
(4)	Reinsurance Ceded	—	—	—
(5)	Total (net) (3) - (4)	—	—	—

		Account Value	Cash Value	Reserve
C. Separate Account Nonguaranteed
(1)	Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
	a. Term Policies with Cash Value	$—	$—	$—
	b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees
	d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees
	f. Indexed Life	—	—	—
	g. Other Permanent Cash Value Life Insurance	—	—	—
	h. Variable Life	—	—	—
	i. Variable Universal Life	41,958	41,897	41,897
	j. Miscellaneous Reserves	—	—	—
(2)	Not Subject to Discretionary Withdrawal or No Cash Value:
	a. Term Policies without Cash Value	XXX	XXX	—
	b. Accidental Death Benefits	XXX	XXX	—
	c. Disability - Active Lives	XXX	XXX	—
	d. Disability - Disabled Lives	XXX	XXX	—
	e. Miscellaneous Reserves	XXX	XXX	—
(3)	Total (gross: direct + assumed)	41,958	41,897	41,897
(4)	Reinsurance Ceded	—	—	—
(5)	Total (net) (3) - (4)	41,958	41,897	41,897

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

D. Life & Accident & Health Annual Statement:	Amount
(1) Exhibit 5, Life Insurance Section, Total (net)	$—
(2) Exhibit 5, Accidental Death Benefits Section, Total (net)	—
(3) Exhibit 5, Disability - Active Lives Section, Total (net)	—
(4) Exhibit 5, Disability - Disabled Lives Section, Total (net)	—
(5) Exhibit 5, Miscellaneous Reserves Section, Total (net)	—
(6) Subtotal	$—

Separate Accounts Annual Statement:
(7) Exhibit 3, line 0199999, column 2	41,897
(8) Exhibit 3, line 0499999, column 2	—
(9) Exhibit 3, line 0599999, column 2	$—
(10) Subtotal	$41,897
(11) Combined total	$41,897

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2020 and 2019 are as follows:

Type	Gross	Net of Loading
	(In Thousands)
December 31, 2020
Ordinary renewal	$(52,446)	$(52,446)
Group Life	558	558
Group Annuity	(345)	(345)
Totals	$(52,233)	$(52,233)

December 31, 2019
Ordinary renewal	(39,408)	(39,408)
Group Life	417	417
Group Annuity	(97)	(97)
Totals	$(39,089)	$(39,089)

7.	Employee Benefit Plans

VSC created and sponsors the Venerable 401 (k) Savings Plan (the “Venerable Savings Plan”). The Venerable Savings Plan is a tax qualified defined contribution plan. Substantially all employees of VSC are eligible to participate, and are automatically enrolled in the Venerable Savings Plan with a minimum deferral of 3% of eligible compensation (unless participation is affirmatively declined). VSC will also match employee pretax contributions, up to a maximum of 6% of eligible compensation. All matching contributions are subject to a 4 year graded vesting schedule. All contributions made to the Savings Plan were subject to certain limits imposed by applicable law. Venerable Savings Plan benefits are not guaranteed by the Pension Benefit Guaranty Corporation (“PBGC”). The Venerable Savings Plan may also allocate amongst eligible participants, a profit sharing contribution of up to a maximum 4% of eligible compensation. Amounts allocated to the Company for the Venerable Savings Plan were $3.3 and $4.0 for the years ended December 31, 2020 and 2019, respectively.

The Company is a party to a deferred compensation plan for eligible employees of VSC and certain other individuals who meet the eligibility criteria. The liability for the deferred compensation commitment for VSC’s employees is held on VSC, and the Company has no legal obligation for benefits under the plan. Amounts allocated to the Company were $0.2 and $0.2 for the years ended December 31, 2020 and 2019, respectively.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

8.	Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

The general nature and characteristics of the separate accounts business follows:

	Indexed	Non-Indexed Guarantee Less than/ equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In Thousands)
December 31, 2020
Premium, consideration or deposits for the year	$—	$336	$43,185	$43,521
Reserves for separate accounts with assets at:
Fair value	$—	$—	$25,103,114	$25,103,114
Amortized cost*	—	422,122	—	422,122
Total separate account reserves	$—	$422,122	$25,103,114	$25,525,236
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment*	$—	$422,122	$—	$422,122
At fair value	—	—	25,103,114	25,103,114
Subtotal	—	422,122	25,103,114	25,525,236
Total separate account aggregate reserves	$—	$422,122	$25,103,114	$25,525,236

	Indexed	Non-Indexed Guarantee Less than/ equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In Thousands)
December 31, 2019
Premium, consideration or deposits for the year	$—	$139	$63,467	$63,606
Reserves for separate accounts with assets at:
Fair value	$—	$—	$24,967,714	$24,967,714
Amortized cost*	—	449,456	—	449,456
Total separate account reserves	$—	$449,456	$24,967,714	$25,417,170
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment*	$—	$449,456	$—	$449,456
At fair value	—	—	24,967,714	24,967,714
Subtotal	—	449,456	24,967,714	25,417,170
Total separate account aggregate reserves	$—	$449,456	$24,967,714	$25,417,170

* These amounts reflect prescribed practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 2 for additional information.

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. For the years ended December 31, 2020 and 2019, the Company reported assets and liabilities from the following product lines in a separate account: Individual Annuity, Group Annuity, Individual Life and Group Life.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Some assets in the separate account are considered legally insulated from the general account, providing protection of such assets from being available to satisfy claims resulting in the general account. The assets legally and not legally insulated from the general account are summarized in the following table, by product or transaction type, as of December 31, 2020 and 2019:

Product or Transaction	Legally Insulated Assets	Not Legally Insulated Assets*
	(In Thousands)
December 31, 2020
Individual Annuity	$9,866,539	$178,057
Group Annuity	15,232,484	276,135
Individual Life	11,227	—
Group Life	30,734	—
Total	$25,140,984	$454,192

December 31, 2019
Individual Annuity	$9,829,791	$188,960
Group Annuity	15,136,400	288,577
Individual Life	10,466	—
Group Life	25,365	—
Total	$25,002,022	$477,538

* These amounts reflect prescribed practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 2 for additional information.

Separate account assets for products registered with the U.S. Securities and Exchange Commission (“SEC”) totaled $25.6 billion and $25.5 billion as of the years ended December 31, 2020 and 2019, respectively. The Company did not have any separate account assets from products excluded from registration as of December 31, 2020 and 2019.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid the following amounts in risk charges:

Year ended	Risk Charges
(In Thousands)
2020	$175,289
2019	189,437
2018	199,389
2017	226,722
2016	252,482

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Total separate account guarantees paid by the Company’s general account are as follows:

Year ended	Guarantees Paid
(In Thousands)
2020	$33,298
2019	31,335
2018	12,084
2017	13,753
2016	40,783

The Company does not engage in securities lending transactions within its separate accounts.

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year ended December 31
	2020	2019
	(In Thousands)
Transfers as Reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$43,818	$63,656
Transfers from separate accounts	(2,789,418)	(3,357,100)
Transfers as reported in the Statements of Operations	$(2,745,600)	$(3,293,444)

The aggregate fair value of equity securities, including mutual funds, supporting separate accounts with additional insurance benefits and minimum investment return guarantees as of December 31, 2020 and 2019, was $25.1 billion and $25.0 billion, respectively.

The Company has products classified within the separate account for which the investment directive is not determined by the contract holder. If these investments had been included in the general account, the Company would not have exceeded the investment limitations imposed on the general account.

The Company has separate account assets for which less than 100% of investment proceeds, net of contract fees and assessments, are attributed to the contract holder. The reinvestment of these investment proceeds within the separate account would not have resulted in a combined investment portfolio that exceeds the state investment limitations imposed on the general account.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

9.	Federal Income Taxes

The Company has entered into a federal tax sharing agreement with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The federal tax sharing agreement provides that the Company pays its subsidiary for the tax benefits of ordinary and capital losses only to the extent the consolidated tax group actually uses the tax benefit of losses generated.

The following is a list of affiliated companies that participate in the filing of the Company’s consolidated federal income tax return:

Venerable Insurance and Annuity Company	Rocky Range, Inc.

Under the intercompany tax sharing agreement, the Company recorded a payable of $22.1 at December 31, 2020 to its subsidiary Rocky Range, Inc., for its portion of the consolidated federal income taxes.

Current income taxes incurred consisted of the following major components:

	Year ended December 31
	2020	2019
	(In Thousands)
Federal tax expense (benefit) on operations	$(37,000)	$(10,637)
Federal tax expense (benefit) on capital gain/losses	37,000	10,637
Total current tax expense (benefit) incurred	$—	$—

The components of deferred tax asset and deferred tax liability that make up a Net Deferred Tax Asset (DTA) at December 31, 2020 and 2019 are as follows:

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)
Gross DTAs	$497,172	$2,014	$499,186	$534,156	$7,915	$542,071	$(36,984)	$(5,901)	$(42,885)
Statutory Valuation Allowance Adjustments	360,330	—	360,330	389,302	162	389,463	(28,972)	(162)	(29,133)
Adjusted gross DTAs	136,842	2,014	138,856	144,854	7,754	152,608	(8,012)	(5,739)	(13,752)
Deferred Tax Assets Nonadmitted	—	—	—	—	—	—	—	—	—
Admitted Adjusted Gross DTAs	136,842	2,014	138,856	144,854	7,754	152,608	(8,012)	(5,739)	(13,752)
Gross Deferred tax liabilities	129,825	9,031	138,856	144,854	7,754	152,608	(15,029)	1,277	(13,752)
Net Admitted Adjusted Gross DTAs	$7,017	$(7,017)	$—	$—	$—	$—	$7,017	$(7,017)	$—

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The admission calculation components by tax character of admitted adjusted gross deferred tax assets as the result of the application of SSAP No. 101 as of December 31, 2020 and December 31, 2019 are as follows:

		December 31, 2020			December 31, 2019			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
		(In Thousands)
a.	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b.	(excluding the amount of DTAs from (a)) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—	—	—	—	—	—	—
	1.Adjusted gross DTAs expected to be realized following the balance sheet date	—	—	—	—	—	—	—	—	—
	2. Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	402,874	XXX	XXX	366,163	XXX	XXX	36,711
c.	Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross deferred tax liabilities	136,841	2,015	138,856	144,854	7,754	152,608	(8,013)	(5,739)	(13,752)
d.	Deferred tax assets admitted as the result of application SSAP No. 101
	Total	$136,841	$2,015	$138,856	$144,854	$7,754	$152,608	$(8,013)	$(5,739)	$(13,752)

The ratio percentage and the amount of adjusted capital and surplus used to determine the recovery period and threshold limitation is as follows:

	2020	2019
	(Amounts in Thousands)
Ratio percentage used to determine recovery period and threshold limitation amount	1,390.4%	1,277.6%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$3,078,385	$2,779,416

Below shows the calculation to determine the impact of tax planning strategies on adjusted gross and net admitted DTAs:

	December 31, 2020		December 31, 2019		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
	(Amounts in Thousands)
Adjusted gross DTAs	$136,841	$2,015	$144,854	$7,754	$(8,013)	$(5,739)
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross DTAs	$136,841	$2,015	$144,854	$7,754	$(8,013)	$(5,739)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Does the Company’s tax-planning strategies include the use of reinsurance?					Yes____	No__X__

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The Company’s tax planning strategies do not include the use of reinsurance.

The significant components of deferred tax assets and deferred tax liabilities are as follows:

	December 31, 2020	December 31, 2019	Change
	(In Thousands)
Deferred Tax Assets:
Ordinary
Policyholder reserves	$89,117	$100,364	$(11,247)
Investments	145,344	193,136	$(47,792)
Deferred acquisition costs	1,994	—	$1,994
Compensation and benefits accrual	2,517	1,396	$1,121
Receivables - nonadmitted	2,539	1,560	$979
Tax credit carry-forward	6	—	$6
Net operating loss	254,078	235,988	$18,090
Other (including items <5% of total ordinary tax assets)	1,577	1,712	$(135)
Subtotal	497,172	534,156	(36,984)
Statutory valuation allowance adjustment	360,330	389,302	(28,972)
Nonadmitted	—	—	—
Admitted ordinary deferred tax assets	$136,842	$144,854	$(8,012)
Capital:
Investments	$2,014	$7,915	$(5,901)
Subtotal	2,014	7,915	(5,901)
Statutory valuation allowance adjustment	—	162	(162)
Admitted capital deferred tax assets	$2,014	$7,754	$(5,739)
Admitted deferred tax assets	$138,856	$152,608	$(13,752)

Deferred Tax Liabilities
Ordinary:
Investments	$63,764	$59,258	$4,506
Policyholder reserves	66,061	85,470	(19,409)
Other (including items <5% of total ordinary tax liabilities)	—	126	(126)
Subtotal	129,825	144,854	(15,029)
Capital:
Investments	$9,031	$7,754	$1,277
Other (including items <5% of total capital tax liabilities)	—	—	—
Subtotal	9,031	7,754	1,277
Total deferred tax liabilities	$138,856	$152,608	$(13,752)

Net deferred tax assets/liabilities	$—	$—	$—

* Includes other nonadmitted assets

Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets will not be realized. We have determined that it is more likely than not, the portion of gross deferred tax assets subject to reversal from future taxable income exclusive of the reversing of temporary differences, will not be realized as of December 31, 2020. As of December 31, 2020 and 2019, the Company had valuation allowances of $360.3 and $389.5, respectively.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The provision for federal income tax expense and change in deferred taxes differs from the amount which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes. The significant items causing this difference are as follow:

		Year Ended December 31
		2020		2019
		Amount	Effective Tax Rate	Amount	Effective Tax Rate
		(Amounts In Thousands)
Ordinary income (loss)		$1,279,130		$(500,173)
Capital gain (loss)		(1,150,348)		599,983
Total pretax income (loss)		128,782		99,810
Expected tax expense (benefit) at 21% statutory rate		27,044	21.0%	20,960	21.0%
Increase (decrease) in actual tax reported resulting from:
a.	Dividends received deduction	(12,805)	(9.9)%	(16,059)	(16.1)%
b.	Interest maintenance reserve	28,428	22.1%	11,975	12.0%
c.	Hedge losses	(629)	(0.5)%	—	—%
d.	Reinsurance	(2,534)	(2.0)%	(7,250)	(7.3)%
e.	Reserve basis change	(2,050)	(1.6)%	—	—%
f.	Change in valuation allowance	(29,133)	(22.6)%	83,808	84.0%
g.	Prior year tax	851	0.7%	(75,043)	(75.2)%
h.	Intercompany dividend	(9,444)	(7.3)%	(19,597)	(19.6)%
i.	Other	(13)	—%	(1)	—%
Total income tax reported		$(285)	(0.2)%	$(1,208)	(1.3)%
Current income taxes incurred		$—	—%	$—	—%
Change in deferred income tax*		(285)	(0.2)%	(1,208)	(1.2)%
Total income tax reported		$(285)	(0.2)%	$(1,208)	(1.2)%

* Excluding tax on unrealized gains (losses) and other surplus items

The Company is not under examination by any taxing authorities as of the years ended December 31, 2020, 2019 and 2018.

As of December 31, 2020, the Company’s tax credit carry forwards are as follows:

Year of Expiration	Amount
(In Thousands)
2038	$1
2039	5
Total	$6

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

As of December 31, 2020 the Company’s net operating loss carry forwards originated and expire as follows:

Year of Origination	Year of Expiration	Amount
		(In Thousands)
2020	N/A	$68,581
2019	N/A	656,042
2018	N/A	485,273

There are no amounts of federal income tax incurred that will be available for recoupment in the event of future net losses from 2020,  2019, and 2018..

There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2020.

The Company has no unrecorded tax liability as of December 31, 2020 and December 31, 2019.

The Company does not have any nonadmitted state tax credits at December 31, 2020 or 2019.

The Company does not have any tax contingencies as of December 31, 2020 and 2019.

The Company recognizes accrued interest and penalties related to tax contingencies in federal income taxes and federal income tax expense on the balance sheets and statements of operations, respectively. The Company had no accrued interest as of December 31, 2020 and 2019.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

10.	Investment in Subsidiaries

The Company has one wholly-owned subsidiary as of December 31, 2020, Rocky Range, an Arizona pure captive insurance company.

Pursuant to SSAP No. 97, Investments in Subsidiary Controlled and Affiliated entities, the Company reports its investment in Rocky Range based on the subsidiary’s statutory surplus. The carrying value on the Company’s financial statements as of December 31, 2020 and 2019 are as follows:

	December 31
	2020	2019
	(In Thousands)	(In Thousands)
Common Stock (cost - $400,250 in 2020 and 2019)	$1,388,550	$1,377,891

Summarized financial information of the Company’s subsidiary for the years ended December 31, 2020 and 2019 are as follows:

	December 31
	2020	2019
	(In Thousands)
Revenues	$962,359	$1,003,564
Income (Loss) before net realized gains and losses	(7,636)	2,185,609
Net (loss) income	(3,551)	2,187,189
Admitted assets	3,214,905	3,408,245
Liabilities	1,826,355	2,027,393

On December 3, 2019, the Company received a dividend in the amount of $25.0 from Rocky Range.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

11.	Reinsurance

The Company utilizes reinsurance transactions to reduce its exposure to large losses. The Company bases its selection of a reinsurer on the financial strength of the reinsurer. Reinsurance treaties can be either in the form of ceding or assuming and are structured as monthly or yearly renewable term, coinsurance, modified coinsurance, funds withheld or a combination thereof. Reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the Company’s primary liability as the direct insurer of the risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of the reinsurer and monitors concentrations of credit risk.

The Company’s ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	December 31
	2020	2019
	(In Thousands)
Premiums	$81,079	$80,326
Benefits paid or provided	2,021,353	2,509,046
Policy and contract liabilities at year end	5,597,732	6,077,739

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

The Company did not have any assumed premiums for the years ended December 31, 2020 and 2019.

Reinsurance Transactions

The Company reinsures its previously issued, closed block variable annuity contracts to affiliated reinsurers.

The Company entered into a reinsurance agreement with Rocky Range an Arizona pure captive insurance company which is a wholly-owned subsidiary of the Company. Under this agreement the Company cedes, on a funds withheld coinsurance and modified coinsurance basis, certain variable annuity business to Rocky Range, which completes its financial statements on a modified U.S. GAAP basis.

The agreement has the economic impact of ceding 100% of the closed block variable annuity contracts previously issued by the Company, which includes contracts with multiple rider guarantees, including minimum accumulation, income, death, and withdrawal benefits policies. Also, as a result of the reinsurance agreement Rocky Range can use letters of credit, which would not be admitted assets to the Company, to back some or all of the reserves. Under the terms of the agreement, the Company reinsures to Rocky Range on a funds withheld basis, 100% of the general account liabilities of the reinsured policies. The agreement also cedes on a modified coinsurance basis, 100% of the separate account liabilities. Under the modified coinsurance structure the Company retains control and owns all assets contained in the separate account and holds separate account reserves.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The Company also entered into two retrocession agreements with Athene Life Re Ltd., (“ALRe”), a Bermuda reinsurer and wholly owned subsidiary of Athene, and Athene Annuity & Life Assurance Company, (“AADE”), an insurance company organized under the laws of the State of Delaware and an indirect wholly-owned subsidiary of Athene. Effective December 31, 2019, the ALRe agreement was novated to Athene Annuity Re Ltd. (“AARe”), a Bermuda reinsurer and wholly-owned subsidiary of Athene. These two treaties have the impact of ceding 100% of the net liability associated with the GMIB-annuitized contracts from Rocky Range to AARe and AADE. Under the AARe retrocession agreement, 80% of the liability associated with annuitized GMIB contracts is ceded from Rocky Range to AARe on a modified coinsurance funds withheld basis. Under the AADE retrocession agreement, 20% of the liability associated with annuitized GMIB contracts is ceded from Rocky Range to AADE on a coinsurance basis. AARe and AADE are then ultimately liable directly to the Company. All other payout annuities are reinsured at annuitization by Rocky Range to the Company, who pays the Company the statutory carrying value of the annuitization reserve at the annuitization date. Any contracts which annuitize or reach withdrawal benefit payout during the reporting period are “paid” by the Company to Rocky Range via release of the separate account assets and funds withheld assets backing the general account liability.

The amount of reserves held by the captive reinsurer was $1.7 billion and $2.0 billion as of December 31, 2020 and 2019, respectively. The reserving basis is VM-21 for all deferred individual and group variable policies with guaranteed benefits. Rocky Range maintains a variable annuity hedge program that is designed to mitigate market risk arising primarily from the minimum guarantees within the variable annuity products, whose economic costs are primarily dependent on future equity market returns, interest rate levels, equity volatility levels and policyholder behavior. The hedge target of the variable annuity hedge program is regulatory and rating agency capital and their sensitivities to immediate market movements.

Rocky Range is domiciled in the State of Arizona and under Arizona Insurance Statutes (“ARS”) 20-1098.07(A), the Arizona Department of Insurance and Financial Institutions (“DIFI”) permits a regulatory basis of accounting where a captive insurer may use U.S. GAAP or SSAP to prepare financial statement filings. Rocky Range has elected the U.S. GAAP basis of accounting. When a captive insurer elects to use U.S. GAAP, however, it is required to follow certain prescribed practices required by the DIFI, as follows:

1)  Reinsurance reserve credits and recoverables are recorded as reductions from gross reserve liabilities, rather than as assets in accordance with U.S. GAAP;
2) Letters of credit (“LOC”) provided as capital funds are recorded as assets and reported at face value;
3) Surplus notes issued are recorded as surplus items in Shareholder’s equity, rather than as a liability in accordance with U.S. GAAP;
4) Fixed assets and prepaid expenses are recorded in Other assets; and
5) Deferred acquisition costs (“DAC”) are recorded as assets, consistent with U.S. GAAP, and are reported in Other assets.

In addition to the above described prescribed practices, Rocky Range has been granted approval by the DIFI to apply the following permitted practices:

1) To make retroactive capital contributions as permitted by SSAP 72, and notify the DIFI prior to posting the receivable, if utilized.
2) To record future policy benefit reserves assumed under various reinsurance agreements based on SSAP with an offsetting Sundry asset recorded, which is the excess of the SSAP reserve over the U.S. GAAP reserve.
3) To present the U.S. GAAP deferred gain resulting from its assumption of the business from the Company, net of related federal income taxes, as a separate component of Shareholder’s Equity. Amortization of the deferred liability will be recognized as income over the remaining lives of the underlying reinsured contracts, and the related tax impacts on federal income taxes will be included in income tax expense (benefit), in the Statement of Operations.
4) To hold a receivable in the funds withheld account and modified coinsurance account it establishes for AADE and AARe, respectively. Since the assets withheld by Rocky Range under the two retrocession agreements will be held by VIAC (which is Rocky Range’s direct parent), Rocky Range will continue to take reinsurance reserve credits for the reserves ceded under the two retrocession agreements to the extent the assets are held by VIAC rather than Rocky Range.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The reserve credit taken by the Company for variable annuities, as of December 31, 2020 was $1.7 billion. The total amount of collateral supporting the reserve credit taken, as of December 31, 2020, was $3.5 billion.

The table below details the nature and amount of collateral backing the reserve credit taken at December 31, 2020 related to the reinsurance agreement:

Type/Description	Collateral Detail - Basis of Valuation	December 31, 2020
		(In Thousands)
Funds Withheld Trust	Market Value	$3,045,162
Credit for Reinsurance Trust	Market Value	510,853
Miscellaneous Balances	Current Month Payable/(Receivable)	(38,680)
	Collateral Backing Reserve Credit Taken	$3,517,335

*Letters of credit do not meet the definition of an admitted asset under SSAP No. 4, Assets and Nonadmitted Assets

The Company reinsures 100% of its previously issued, fixed and fixed indexed annuity contracts to affiliated reinsurers.

The Company entered into a reinsurance agreement with ALRe, under which the Company cedes on a modified coinsurance basis an eighty percent (80%) quota share of certain liabilities with respect to certain fixed annuity business of the Company. Effective December 31, 2019, the ALRe agreement was novated to AARe, a Bermuda reinsurer and wholly-owned subsidiary of Athene. AARe transferred to ALRe, on behalf of the Company, assets with a fair market value of $225.5 as of December 31, 2019. As a result, the Company’s obligation to pay the unamortized ceding commission to ALRe, and AARe’s obligation to pay the ceding commission to the Company, are both satisfied by the transfer of assets by AARe to ALRe.

The Company entered into a reinsurance agreement with AADE, under which the Company cedes on a coinsurance basis a twenty percent (20%) quota share of certain liabilities with respect to certain fixed annuity business of the Company.

During the year ended December 31, 2020, the Company received $931.0 and $229.5 from AARe and AADE, respectively, related to reinsurance activity. The amount of reserves held as of December 31, 2020 were $11.9 billion and $3.0 billion, to AARe and AADE, respectively.

The Company reinsures its remaining business to third party reinsurers, in accordance with the VIAC Acquisition described in Note 1. The amount of reserves held was $934.0 and $981.2 as of December 31, 2020 and 2019, respectively. Most notable of which was the reinsurance agreement with ReliaStar Life Insurance Company, an insurance company organized under the laws of the State of Minnesota and an indirect wholly- owned subsidiary of Voya Financial. Under this agreement, the Company cedes on a coinsurance and modified coinsurance basis, its traditional individual life insurance, supplemental contracts consisting of life insurance proceeds, and certain deferred annuity and investment-only policies of the Company.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

12.	Capital and Surplus

Under Iowa insurance regulations, the Company is required to maintain a minimum total capital and surplus of the greater of $5.0 or Risk Based Capital (“RBC”). Additionally, an extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends and distributions made within the preceding twelve months, exceeds the greater of (1) 10% of the insurer’s policyholder surplus as of the preceding December 31; or (2) the insurer’s net gain from operations for the twelve-month period ended the preceding December 31, in each case determined in accordance with statutory accounting principles. Dividends are paid as determined by the Company’s Board of Directors. An extraordinary dividend or distribution cannot be paid without the prior approval of the Iowa Insurance Division. In addition, no dividend or other distribution exceeding an amount equal to an insurance company’s earned surplus may be paid without the domiciliary insurance regulator’s prior approval.

A surplus note with a carrying value and par value of $175.0 was issued to Voya Retirement Insurance and Annuity Company, a Connecticut corporation and at the time, an affiliate of the Company, on December 29, 2004 with December 29, 2034 as the date of maturity. Interest paid for the year ended December 31, 2020 and 2019 was $11.1 and $11.1, respectively. As of December 31, 2020 a total of $177.8 and has been paid in interest. The interest rate associated with this surplus debenture is 6.3%. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2020 and 2019.

A surplus note with a carrying value and par value of $175.0 was issued to ReliaStar Life Insurance Company (“RLI”), a Minnesota corporation, and at the time, an affiliate of the Company, on December 29, 2004 with December 29, 2034 as the date of maturity. Interest paid for the year ended December 31, 2020 and 2019 was $11.1 and $11.1, respectively. As of December 31, 2020, a total of $177.8 has been paid in interest. The interest rate associated with this surplus debenture is 6.3%. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2020 and 2019.

A surplus note with a carrying value and par value of $35.0 was issued to First Columbine Life Insurance Company (“First Columbine”), a Colorado corporation and at the time, an affiliate of the Company, on December 8, 1999 with December 7, 2029 as the date of maturity. Effective December 31, 2002, First Columbine was merged into Security Life of Denver Insurance Company (“SLD”), after approval by the Colorado Division of Insurance. SLD became the holder of the surplus note. The interest rate associated with this surplus debenture is 8.0%. The original surplus note was issued by the Company on December 31, 2002. The surplus note was transferred from SLD to Venerable Holdings on June 1, 2018. On July 13, 2020 the Iowa Insurance Division approved the Company’s request to redeem and pay in full this surplus note, and redemption occurred on July 24, 2020. At the redemption date, the principal amount of $35.0 and the interest amount for the year of $1.6 was paid, for a total amount of interest paid of $62.3. There was no amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2020, and an immaterial amount of unapproved interest and/or principal as of December 31, 2019.

A surplus note with a carrying value and par value of $50.0 was issued to Security Life of Denver International Limited (“SLDI”), an Arizona corporation and at the time, an affiliate of the Company, on December 29, 2004 with December 29, 2034 as the date of maturity. The interest rate associated with this surplus debenture is 6.3%. The original surplus note was issued by the Company on December 29, 2004. The surplus note was transferred from SLDI to Venerable Holdings on June 1, 2018. On July 13, 2020 the Iowa Insurance Division approved the Company’s request to redeem and pay in full this surplus note, and redemption occurred on July 24, 2020. At the redemption date, the principal amount of $50.0 and the interest amount for the year of $1.8 was paid, for a total amount of interest paid of $49.4. There was no amount of unapproved interest and/or principal associated with this surplus note as of December 31,2020, and an immaterial amount of unapproved interest and/or principal as of December 31, 2019.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Payment of the notes and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of the Company in the event of (a) the institution of bankruptcy, reorganization, insolvency, or liquidation proceedings by or against the Company, or (b) the appointment of a Trustee, receiver or other conservator for a substantial part of the Company’s properties. Any payment of principal and/or interest made is subject to the prior approval of the Iowa Insurance Commissioner.

On July 1, 2020, the Company declared an ordinary dividend in the amount of $32.0 to its sole shareholder, Venerable Holdings, which was paid on July 24, 2020 after providing notice to the Iowa Insurance Division. On July 2, 2019, the Company declared an ordinary dividend in the amount of $221.0 to its sole shareholder, Venerable Holdings, which was paid on July 23, 2019 after providing notice to the Iowa Insurance Division.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

13.	Fair Values of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, fair value can be estimated using methods, models and assumptions market participants would use to determine a current transaction price. These valuation techniques involve some level of estimation and judgment which becomes more significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all non-financial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following methods and assumptions are used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash, cash equivalents and short term investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

Bonds and equity securities: The Company utilizes a number of valuation methodologies to determine the fair values of its bonds, preferred stocks and common stocks reported herein in conformity with the concepts of “exit price” and the fair value measurement as prescribed in SSAP No. 100, Fair Value (“SSAP No. 100”). Valuations are obtained from third party commercial pricing services and asset managers.

Mortgage loans: Estimated fair values for commercial real estate loans were provided by asset managers.

Derivative financial instruments: Fair values for derivative financial instruments are obtained from third party commercial pricing services or based on prices from market data providers.

Individual and group annuities: The fair values for individual and group annuities with defined maturities are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual and group annuities, fair value is estimated to be the present surrender value.

Assets held in separate accounts: Assets held in separate accounts, excluding MVA’s, are reported at the quoted fair values of the underlying investments in the separate account. The underlying investments include mutual funds, short-term investments and cash, the valuation of which are based upon quoted market prices.

The carrying value of all other financial instruments approximates their fair value.

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

Derivatives are carried at fair value, which is obtained from third party commercial pricing services or based on prices from the market data providers. Derivatives which qualify for special hedge accounting treatment are reported in a manner that is consistent with the accounting for the hedged asset or liability.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. Financial assets and liabilities recorded at fair value on the balance sheets are categorized as follows:

▪	Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market.
▪
Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets;
c)	Inputs other than quoted market prices that are observable; and
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
▪
Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The following valuation methods and assumptions were used by the Company in estimating the reported values for the investments and derivatives described below:

Bonds and other invested assets: Securities that are carried at fair value on the balance sheet are classified as Level 1, Level 2 or Level 3. The fair value of bonds and other invested assets classified as Level 1 are obtained through unadjusted quoted prices for identical assets or liabilities in an active market. Level 2 bond prices are obtained through several commercial pricing services, which incorporate a variety of market observable information in their valuation techniques, including benchmark yields, broker-dealer quotes, credit quality, issuer spreads, bids, offers and other reference data to provide estimated fair values. The fair value for privately placed bonds and other invested assets are provided by asset managers and are classified as Level 3 assets.

Preferred and Common Stocks: Fair values of publicly traded equity securities are based upon quoted market prices and are classified as Level 1 assets. Fair values of private equities or equity securities not traded on an exchange, are provided by asset managers and are classified as Level 3 assets.

Cash and short-term investments: The carrying amounts for cash reflect the assets’ fair values. The fair values for cash equivalents and short-term investments are determined based on quoted market prices. These assets are classified as Level 1.

Assets held in separate accounts: Assets held in separate accounts, excluding MVA’s, are reported at the quoted fair values of the underlying investments in the separate accounts. The underlying investments can include mutual funds, short-term investments and cash, the valuation of which are based upon a quoted market price and are included in Level 1. The underlying investments can also include bonds the valuation of which are obtained from third party commercial pricing services and brokers and are classified in the fair value hierarchy as either Level 2 or Level 3, consistent with the policies described above for fixed maturities.

Derivatives: The carrying amounts for these financial instruments, which can be assets or liabilities, reflect the fair value of the assets and liabilities. Certain derivatives are carried at fair value (on the balance sheets), which is obtained from third party commercial pricing services or based on prices from market data providers. All derivative instruments are valued based on market observable inputs and are classified as Level 2.

Mortgage loans: The fair values for mortgage loans are provided by asset managers. Mortgage loans are classified as Level 3.

Contract loans: The fair value of contract loans approximates the carrying value of the loans. Contract loans are collateralized by the cash surrender value of the associated insurance contracts and are classified as Level 1.

Deposit type contracts: Fair value is estimated as the present value of expected cash flows associated with the contract liabilities discounted using risk-free rates plus an adjustment for nonperformance risk. The valuation is consistent with current market parameters. Margins for non-financial risks associated with the contract liabilities are also included. These liabilities are classified as Level 3. For certain deposit type contracts, fair value is estimated by discounting cash flows at rates that are risk-free rates plus an adjustment for nonperformance risk. These liabilities are classified as Level 2.

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The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2020:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Fixed maturities, including securities pledged	$18,052,305	$16,122,818	$1,152,742	$16,307,132	$592,430
Preferred stock	127,098	117,798	40,863	44,477	41,759
Common stock	12,038	12,038	—	12,026	12
Mortgage loans	3,587,486	3,404,838	—	—	3,587,486
Policy loans	—	—	—	—	—
Contract loans	4,421	4,421	4,421	—	—
Other invested assets	80,086	69,546	—	80,086	—
Cash, cash equivalents and short-term investments	856,636	856,606	819,224	37,293	119
Derivatives
Credit contracts	881	96	—	881	—
Equity contracts	994,366	994,366	—	994,366	—
Foreign exchange contracts	115	115	—	115	—
Interest rate contracts	443	443	—	443	—
Securities lending reinvested collateral	—	—	—	—	—
Notes receivable from affiliate	—	—	—	—	—
Separate account assets*	25,652,978	25,595,175	25,146,448	427,681	78,849
Total assets	$49,368,853	$47,178,260	$27,163,698	$17,904,500	$4,300,655

Liabilities:
Deposit type contracts	$3,316,092	$2,912,756	$—	$—	$3,316,092
Derivatives
Equity contracts	1,238,662	1,238,662	—	1,238,662	—
Foreign exchange contracts	2,394	2,394	—	2,394	—
Interest rate contracts	—	—	—	—	—
Borrowed money	—	—	—	—	—
Total liabilities	$4,557,148	$4,153,812	$—	$1,241,056	$3,316,092

* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 2, Summary of Significant Accounting Polices for additional information.

The Company did not have any financial instruments for which it was not practicable to estimate fair value as of December 31, 2020.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2019:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Fixed maturities, including securities pledged	$17,806,020	$16,503,236	$486,464	$16,666,002	$653,554
Preferred stock	163,425	156,124	40,495	49,512	73,418
Common stock	10,811	10,811	—	10,799	12
Mortgage loans	3,696,612	3,545,908	—	—	3,696,612
Contract loans	5,294	5,294	5,294	—	—
Other invested assets	48,596	42,132	—	48,596	—
Cash, cash equivalents and short-term investments	738,326	738,306	681,444	48,598	8,284
Derivatives
Credit contracts	764	116	—	764	—
Equity contracts	1,132,508	1,132,508	—	1,132,508	—
Foreign exchange contracts	1,193	1,193	—	1,193	—
Interest rate contracts	147	147	—	147	—
Separate account assets*	25,518,829	25,479,559	25,014,068	417,052	87,709
Total assets	$49,122,526	$47,615,335	$26,227,765	$18,375,172	$4,519,590

Liabilities:
Deposit type contracts	$2,708,733	$2,752,699	$—	$—	$2,708,733
Derivatives
Equity contracts	1,806,075	1,806,075	—	1,806,075	—
Foreign exchange contracts	368	368	—	368	—
Interest rate contracts	10,653	229	—	10,653	—
Borrowed money	10,009	10,009	—	10,009	—
Total liabilities	$4,535,837	$4,569,380	$—	$1,827,104	$2,708,733

* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 2 for additional information.

The Company did not have any financial instruments for which it was not practicable to estimate fair value as of December 31, 2019.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The following tables show assets and liabilities measured and reported at fair value in which the fair value measurements use quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2) and significant unobservable inputs (Level 3) as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
Assets:
Bonds
U.S. corporate, state & municipal	$—	$3,350	$—	$3,350
Common stock	—	12,026	12	12,038
Derivatives
Equity contracts	—	994,366	—	994,366
Foreign exchange contracts	—	115	—	115
Interest rate contracts	—	443	—	443
Separate account assets*	25,140,982	—	1,690	25,142,672
Total assets	$25,140,982	$1,010,3001	$1,702	$26,152,984

Liabilities:
Derivatives
Equity contracts	$—	$1,238,662	$—	$1,238,662
Foreign exchange contracts	—	2,394	—	2,394
Interest rate contracts	—	—	—	—
Total liabilities	$—	$1,241,056	$—	$1,241,056

*  These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 2 for additional information.

The Company did not have any security transfers between Level 1 and Level 2 during 2020. The Company’s policy is to recognize transfers in and transfers out as of the beginning of the most recent quarterly reporting period.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The following tables show assets and liabilities measured and reported at fair value in which the fair value measurements use quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2) and significant unobservable inputs (Level 3) as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
Assets:
Bonds
US corporate, state & municipal	$—	$4	$—	$4
Common stock	—	10,799	12	10,811
Derivatives
Equity contracts	—	1,132,508	—	1,132,508
Foreign exchange contracts	—	1,193	—	1,193
Interest rate contracts	—	147	—	147
Separate account assets*	25,002,022	—	1,690	25,003,711
Total assets	$25,002,022	$1,144,652	$1,702	$26,148,374

Liabilities:
Derivatives
Equity contracts	—	1,806,075	—	1,806,075
Foreign exchange contracts	—	368	—	368
Interest rate contracts	—	229	—	229
Total liabilities	$—	$1,806,672	$—	$1,806,672

* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 2 for additional information.

The Company did not have any security transfers between Level 1 and Level 2 during 2019. The Company’s policy is to recognize transfers in and transfers out as of the beginning of the most recent quarterly reporting period.

The Company did not have any change in fair value within its Level 3 assets and liabilities for the year ended December 31, 2020.

There were no transfers in and out of Level 3 during the year ended December 31, 2020. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3, as these securities are generally less liquid with very limited trading activity or where less transparency exists corroborating the inputs to the valuation methodologies. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities for the year ended December 31, 2019:

Description	Beginning of the Year	Transfers into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	End of the Year
Common Stock	—	—	—	307	12	—	—	(307)	—	12
Separate accounts*	1,690	—	—	—	—	—	—	—	—	1,690
Total	$1,690	$—	$—	$307	$12	$—	$—	$(307)	$—	$1,702

*  These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 2, Summary of Significant Accounting Polices for additional information.

Transfers in and out of Level 3 during the year ended December 31, 2019 are due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3, as these securities are generally less liquid with very limited trading activity or where less transparency exists corroborating the inputs to the valuation methodologies. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

14.	Commitments and Contingencies

Operating Leases - The Company is party to certain cost-sharing arrangements and service agreements with other affiliated companies. Included in these cost-sharing arrangements is rent expense, which is allocated to the Company in accordance with systematic cost allocation arrangements. The Company incurred rent expense of $1.7 and $1.6 as of December 31, 2020, and 2019, respectively, under this cost-sharing methodology.

Legal Proceedings - The Company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. In addition, the life insurance industry has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves. This litigation is generally known as cost of insurance litigation. While it is not possible to forecast the outcome of such lawsuits/ arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a material adverse effect on the Company’s operations or financial position.

Regulatory Matters - As with many financial services companies, the Company and its affiliates periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with examinations, inquiries, investigations and audits of the products and practices of the Company or the financial services industry. Some of the investigations, examinations, audits and inquiries could result in regulatory action against the Company. The potential outcome of such regulatory action is difficult to predict but could subject the Company to adverse consequences, including, but not limited to, additional payments to beneficiaries, settlement payments, penalties, fines and other financial liability, and changes to the Company’s policies and procedures. The potential economic consequences cannot be predicted, but management does not believe that the outcome of any such action will have a material adverse effect on the Company’s financial position. It is the practice of the Company and its affiliates to cooperate fully in these matters.

Investment Purchase Commitments: As part of its overall investment strategy, the Company has entered into agreements to purchase private placements and commercial mortgages of $13.9 and $2.6 at December 31, 2020 and 2019, respectively. The Company is also committed to provide additional capital contributions to partnerships of $414.7 and $280.3 at December 31, 2020 and 2019, respectively.

Liquidity: The Company’s principal sources of liquidity are product charges, investment income, premiums, proceeds from the maturity and sale of investments, and capital contributions. Primary uses of these funds are payments of commissions and operating expenses, interest credits, investment purchases, and contract maturities, death benefits, withdrawals, surrenders, and dividends to its parent.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The Company’s liquidity position is managed by maintaining adequate levels of liquid assets, such as cash, cash equivalents, and short-term investments. In addition, the investment portfolio is primarily composed of high quality fixed income investments, which include holdings of U.S. Government securities, high quality corporate bonds and agency backed residential mortgage backed securities. Asset/liability management is integrated into many aspects of the Company’s operations, including investment decisions, product development, and determination of crediting rates. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. Key variables in the modeling process include interest rates, anticipated contract owner behavior, and variable separate account performance. Contract owners bear the investment risk related to variable annuity products, subject, in limited cases, to certain minimum guaranteed rates.

The fixed account liabilities are supported by a general account portfolio principally composed of fixed rate investments with matching duration characteristics that can generate predictable, steady rates of return. The portfolio management strategy for the general account considers the assets available-for-sale. This strategy enables the Company to respond to changes in market interest rates, prepayment risk, relative values of asset sectors and individual securities and loans, credit quality outlook, and other relevant factors. The Company’s asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change. In executing this strategy, the Company uses derivative instruments to manage these risks. The Company’s derivative counterparties are of high credit quality.

On June 25, 2020, Kroll Bond Rating Agency (“KBRA”) assigned an insurance financial strength rating of A- to the Company, and a debt rating of BBB to the Company’s surplus notes.

On October 28, 2020, in response to the announcement that the Company has entered into an MTA with Equitable Holdings, Inc., KBRA placed the A- insurance financial strength rating and its debt rating of BBB to the Company’s surplus notes on Watch Developing.

The ratings of the Company by the rating agency are based on the rating agency’s specific views of the Company’s financial strength.

15.	Financing Agreements

The Company maintains a reciprocal loan agreement with Venerable Holdings to promote efficient management of cash and liquidity and to provide for short-term cash requirements. Under this agreement, which expires June 1, 2028, the Company and Venerable Holdings can lend funds to or borrow from each other up to 3% of the Company’s admitted assets excluding separate accounts as of the 31st day of December next preceding. The Company did not engage in any lending or borrowing under this agreement during the year ended December 31, 2020, and therefore did not incur any interest expense or receive any interest income. The Company received an immaterial amount of interest income and incurred an immaterial amount of interest expense for the year ended December 31, 2019. As of December 31, 2020, the Company had no outstanding receivable or outstanding payable balance with Venerable Holdings under the reciprocal loan agreement.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

16.	Related Party Transactions

The Company has entered into various management and services contracts and cost sharing arrangements with other affiliated Venerable Holdings companies which are allocated among companies in accordance with systematic cost allocation methods. The Company’s material related party agreements are detailed below:

Investment Management: The Company entered into an investment advisory agreement with Athene Asset Management LLC (“AAM”) under which AAM provides the Company with investment management services. Effective October 1, 2019, AAM was renamed Apollo Insurance Solutions Group (“Apollo ISG”). For the year ended December 31, 2020 and 2019, expenses incurred related to this agreement were $39.1 and $40.8, respectively.

Service Agreements: The Company has entered into an inter-company agreement with its affiliates whereby the affiliates provide certain administrative, management, professional, advisory, consulting, and other services to each other. Management and service contracts and all cost-sharing arrangements are allocated among companies in accordance with systematic cost allocation methods. For the year ended December 31, 2020 and 2019, expenses incurred related to this agreement were $107.5 and $144.8, respectively.

The Company receives a monthly fee from DSL based on annual contractual rates by fund. This fee is calculated as a percentage of average assets in the variable separate accounts. Revenue earned by the Company under this arrangement was $49.7 and $55.1 for the years ended December 31, 2020 and 2019, respectively.

The Company has entered into an underwriting and distribution agreement with DSL, whereby DSL serves as the principal underwriter for annuity contracts issued by the Company. DSL is authorized to enter into agreements with broker-dealers to distribute the Company’s annuity contracts and appoint representatives of the broker-dealers as agents. For the periods ended December 31, 2020 and 2019, commissions were incurred in the amounts of $133.6 and $142.8, respectively.

See Note 10 regarding reinsurance agreements with related parties.

Tax Sharing Agreements: See Note 9 for disclosure related to the federal tax sharing agreement.

The Company is not a party to any state tax sharing agreement, and is currently not required to file any state or local taxes.

17.	Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state. The Company accrues for the cost of potential future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. The accrual methodology follows a retrospective-premium-based guaranty-fund assessments construct. The Company has estimated and recorded this liability to be $0.1 and $0.1 as of December 31, 2020 and 2019, respectively, and is reflected in accounts payable and accrued expenses on the balance sheets. The Company has also recorded an asset in other assets on the balance sheets of $0.5 and $0.6 as of December 31, 2020 and 2019, respectively, for future credits to premium taxes for assessments already paid and/or accrued. The periods over which the guaranty fund assessments are expected to be paid, the related premium tax offsets are expected to be realized and the additional industry support is expected to be paid are unknown at this time.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

There are no premium tax offsets where it is reasonably possible that an impairment has occurred in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”).

A reconciliation of assets recognized is presented below:

	Year ended December 31
	2020	2019
	(In Thousands)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2019	$623	$740

Decreases current year:
Premium tax offset applied	61	110
Changes in premium tax offset capacity/other adjustments	40	8

Increases current year:
Creditable assessments remitted	6	1

Assets recognized from paid and accrued premium tax offsets as of December 31, 2020	$528	$623

The following tables show guaranty fund liabilities and assets related to assessments from insolvencies as of December 31, 2020:

Discount Rate Applied	2.50%

The undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:

	Guaranty Fund Assessment		Related Assets
Name of Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
	(In Dollars)
Penn Treaty	$14	$13	$14	$13
Senior American Life Insurance Company	$5,642	$4,986	$5,642	$4,986

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency:

	Payables			Recoverables
Name of Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Senior American Life Insurance Company	N/A	N/A	N/A	11	0-20	5

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

The following tables show guaranty fund liabilities and assets related to assessments from insolvencies as of December 31, 2019:

Discount Rate Applied	4.25%

The undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:

	Guaranty Fund Assessment		Related Assets
Name of Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
	(In Dollars)
Lincoln Memorial Life Insurance	$906	$906	$906	$736

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency:

	Payables			Recoverables
Name of Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Lincoln Memorial Life Insurance	N/A	N/A	N/A	50	0-20	5

18.	Subsequent Events

The Company is not aware of any events occurring subsequent to December 31, 2020 that may have a material effect on the Company’s financial statements. The Company evaluated events subsequent to December 31, 2020 through March 30, 2021, the date the statutory financial statements were available to be issued.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2020

(Dollar amounts in millions, unless otherwise stated)

19.	Reconciliation to Statutory Statement

During the preparation of the accompanying statutory-basis financial statement for the year ended December 31, 2020, the Company concluded an adjustment was necessary regarding a security payable that did not settle. It was determined that an ending position was carried as of December 31, 2020 that was previously cancelled, and should not have been reflected in the Company’s Statutory Annual Statement. This cancellation and the corresponding impacts are reflected in the accompanying financial statements as of December 31, 2020. A reconciliation of the amounts previously reported in the Company’s Statutory Annual Statement as filed with the Iowa Insurance Division for the year ended December 31, 2020, to those reported in the accompanying financial statement is as follows:

	Annual Statement	Adjustment	Accompanying Financial Statements
Balance Sheet	(In Thousands)
Assets:
Bonds	$16,272,818	$(150,000)	$16,122,818
Total admitted assets	$49,487,766	$(150,000)	$49,337,766

Liabilities:
Other liabilities	$433,830	$(150,000)	$283,830
Total liabilities	$46,801,937	$(150,000)	$46,651,938
Capital and surplus:
Total Capital and surplus	$2,685,828	$—	$2,685,828
Total liabilities and capital and surplus	$49,487,766	$(150,000)	$49,337,766

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Supplementary Information

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Ernst & Young LLP One Commerce Square Suite 700 2005 Market Street Philadelphia, PA 19103	Tel: (215) 448-5000 Fax: (215) 448-5500 ey.com

Report of Independent Auditors on Supplementary Information

The Board of Directors and Stockholder
Venerable Insurance and Annuity Company

We have audited, in accordance with auditing standards generally accepted in the United States, the statutory-basis financial statements of Venerable Insurance and Annuity Company for the years ended December 31, 2020 and 2019, and have issued an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by  the  Insurance  Division, Department   of Commerce, of the State of Iowa thereon dated March 30, 2021. Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The accompanying supplemental schedule of selected statutory-basis financial data, supplemental schedule of life and health reinsurance disclosures, and supplemental investment disclosures are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States. In our opinion, the information is fairly stated, in all material respects, in relation to the statutory-basis financial statements as a whole.

This report is intended solely for the information and use of the Company and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.

March 30, 2021

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VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2020
(In Thousands)

Investment Income Earned:
U.S. government bonds	$18,293
Other bonds (unaffiliated)	753,238
Bonds of affiliates	1,161
Preferred stocks (unaffiliated)	6,558
Common stocks (unaffiliated)	351
Common stocks of affiliates	44,973
Mortgage loans	152,137
Contract loans	278
Cash on hand and on deposit	8,765
Short-term investments	(53)
Other invested assets	45,408
Derivative instruments	567,615
Gross investment income	$1,598,724

Mortgage Loans (Book Value):
Commercial mortgages	$3,404,838
Total mortgage loans	$3,404,838

Mortgage Loans by Standing (Book Value):
Good standing	$3,404,838
Total mortgage loans by standing	$3,404,838

Other long-term assets (statement value)	$486,388

Contract loans	$4,421

Bonds and Stocks of Parents, Subsidiaries and Affiliates (Book Value):
Bonds	$50,990
Common Stocks	1,388,550
Total Bonds and Stocks of Parents, Subsidiaries and Affiliates	$1,439,540

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VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2020
(In Thousands)

Bonds and Short-term Investments by NAIC Designation and Maturity:
Bonds and Short-term Investments by Maturity (Statement Value):
Due within 1 year or less	$1,028,204
Over 1 year through 5 years	4,828,435
Over 5 years through 10 years	5,578,907
Over 10 years through 20 years	2,957,405
Over 20 years	1,767,249
Total by maturity	$16,160,200
Bonds and Short-term Investments by NAIC Designation (Statement Value):
NAIC 1	$7,943,604
NAIC 2	7,196,039
NAIC 3	771,729
NAIC 4	206,438
NAIC 5	34,212
NAIC 6	8,178
Total by NAIC Designation	$16,160,200
Total bonds and short-term investments publicly traded	$7,276,227
Total bonds and short-term investments privately placed	$8,883,974
Preferred stocks (statement value)	$117,798
Common stocks, including subsidiaries (market value)	$1,400,588
Short-term investments (book value)	$37,382
Cash equivalents	$480,007
Financial options owned (statement value)	$842,675
Financial options written and in force (statement value)	$(1,039,319)
Financial collar, swap and forward agreements open (statement value)	$(49,392)
Financial futures contracts open (current value)	$—
Cash on deposit	$270,015
Life Insurance in Force:
Ordinary	$2,028,132
Group life	$60,212
Amount of accidental death insurance in force under ordinary policies	$41,788

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VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2020
(In Thousands)

Life Insurance Policies with Disability Provisions in Force:
Ordinary	$68,899
Group life	$—
Supplementary Contracts in Force:
Ordinary-not involving life contingencies:
Amount on deposit	$—
Income payable	$302,286
Ordinary-involving life contingencies:
Amount on deposit	$—
Amount of income payable	$257,539
Group-not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Group-involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Annuities:
Ordinary:
Immediate-amount of income payable	$53,579
Deferred-fully paid account balance	$14,213,690
Deferred-not fully paid account balance	$8,015,977
Group:
Amount of income payable	$3
Fully paid account balance	15,346,391
Not fully paid account balance	$184,185
Accident and Health Insurance Premiums in Force:
Ordinary	$54
Group	$—
Deposit Funds and Dividend Accumulations:
Deposit funds-account balance	$—
Dividend accumulations-account balance	$—

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VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2020
(In Thousands)

I.	Investment Risk Interrogatories

The Company’s total admitted assets (excluding separate account assets) as reported on page two of its Annual Statement for the year ended December 31, 2020 is $23.7 billion.

1.
Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) contract loans:

Issuer		Investment Category	Amount	Percentage of Total Admitted Assets*
i.	Rocky Range, Inc.	Common Stock	$1,388,550	5.8%
ii.	Freddie Mac	Bonds	202,304	0.9
iii.	Federal National Mortgage Association	Bonds	187,595	0.8
iv.	Cayman Universe Holdings LLC	Bonds	173,807	0.7
v.	Ace Credit Fund, LP	Bonds	126,036	0.5
vi.	H&R NNN Pool 3	Commercial Mortgage	98,276	0.4
vii.	AP Tundra Holdings LLC	Bonds	88,000	0.4
viii.	AT&T Inc.	Bonds	76,069	0.3
ix.	Trademark Royalty 2018-1 LLC	Bonds	73,700	0.3
x.	JPMorgan Chase & Co.	Bonds	73,460	0.3

2.	The Company’s total admitted assets held in bonds and short term investments (excluding reciprocal borrowings) and preferred stocks, by NAIC designating at December 31, 2020, are:

Bonds			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets*	NAIC Rating	Amount	Percentage of Total Admitted Assets*
NAIC-1	$7,943,604	33.5%	P/RP-1	$55,492	0.2%
NAIC-2	7,196,039	30.3	P/RP-2	54,731	0.2
NAIC-3	771,729	3.3	P/RP-3	7,575	0.0
NAIC-4	206,438	0.9	P/RP-4	—	—
NAIC-5	34,212	0.1	P/RP-5	—	—
NAIC-6	8,178	0.0	P/RP-6	—	—
	$16,160,200			$117,798

3.
Following are the Company’s total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 86, including: (i) foreign currency denominated investments of $0 million supporting insurance liabilities denominated in that same foreign currency of $0 million, and excluding (ii) Canadian investments of $474.5 million which includes unhedged currency exposure of $0 million as of December 31, 2020):

* Excludes separate accounts

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VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2020
(In Thousands)

a.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets*
i.	Countries rated NAIC-1	$3,713,344	15.6%
ii.	Countries rated NAIC-2	278,542	1.2
iii.	Countries rated NAIC-3 or below	58,914	0.2

b.	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets*
i.	Countries Rated NAIC-1:
	Country: Cayman Islands	$1,277,155	5.4%
	Country: United Kingdom	666,466	2.8

ii.	Countries Rated NAIC-2:
	Country: Mexico	104,011	0.4
	Country: Indonesia	38,202	0.2

iii.	Countries Rated NAIC-3 or Below:
	Country: Brazil	18,086	0.1
	Country: Turkey	11,912	0.1

c.	Aggregate unhedged foreign currency exposure: Not applicable.

d.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designating: Not applicable.

e.	The two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating: Not applicable.

* Excludes separate accounts

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VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2020
(In Thousands)

f.	The ten largest non–sovereign (i.e. non–governmental) foreign issues:

	Name	NAIC Rating	Amount	Percentage of Total Admitted Assets*
i.	Cayman Universe Holdings LLC	1	$173,807	0.7%
ii.	Vector Limited	2	56,000	0.2
iii.	AA Infrastructure Fund 1 Ltd	1	50,990	0.2
iv.	HSBC Holdings plc	1, 2	49,369	0.2
v.	The Star Entertainment Finance Limited	2	47,116	0.2
vi.	Anglian Water Services Financing Plc	1, 2	45,083	0.2
vii.	Antares Clo 2017-1, Ltd.	1, 2	42,006	0.2
viii.	Coöperatieve Rabobank U.A.	1, 2	41,944	0.2
ix.	Triton International Limited	2	40,694	0.2
x.	Babcock International Group PLC	2	36,600	0.2

4.	Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets.

5.	Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’s total admitted assets.

6.	Assets held in equity interests are greater than 2.5% of the Company’s total admitted assets.

		Amount	Percentage of Total Admitted Assets*
i.	ROCKY RANGE, INC.	$1,388,550	5.8%
ii.	PRAEDIUM MULTIFAMILY VALUE FUND IX	45,165	0.2
iii.	NNN INVESTOR 1 LP	31,811	0.1
iv.	GRIFFIS PREMIUM APARTMENT FUND IV	20,144	0.1
v.	CASTLELAKE AVIATION III LP	19,702	0.1
vi.	DNP Select Income Fund Inc.	19,093	0.1
vii.	VISTA EQUITY PARTNERS FUND VI LP	16,676	0.1
viii.	C-III RECOVERY FUND III LP	15,610	0.1
ix.	Farmers Insurance Exchange, Inc.	15,200	0.1
x.	THOMA BRAVO FUND XII	14,756	0.1

7.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company’s total admitted assets.

8.	Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets.

* Excludes separate accounts

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VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2020
(In Thousands)

9.	With respect to mortgage loans, the Company’s total admitted assets are as follows:

a.	The 10 largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

	Type/Property	Amount	Percentage of Total Admitted Assets*
i.	H&R NNN Pool 3	$98,276	0.4%
ii.	Twin Spans Business Park, LLC	61,675	0.3
iii.	Golden Triangle Industrial Park, LLC	42,000	0.2
iv.	HPA Borrower 2018-1 MS LLC	39,786	0.2
v.	TR Deerfield Office LLC	39,000	0.2
vi.	Renaissance Square	38,270	0.2
vii.	Palm Springs Mile Associates, Ltd	36,100	0.2
viii.	181 Fremont Office Senior Mezz LLC	35,201	0.1
ix.	Six SAC Self-Storage Corporation	35,023	0.1
x.	666 5TH AVENUE	34,446	0.1

b.	The Company’s total admitted assets held in the following categories of mortgage loans as of December 31, 2020:

		Amount	Percentage of Total Admitted Assets*
i.	Construction loans	$—	0.0%
ii.	Mortgage loans over 90 days past due	—	—
iii.	Mortgage loans in the process of foreclosure	—	—
iv.	Mortgage loans foreclosed	—	—
v.	Restructured mortgage loans	—	—

* Excludes separate accounts

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VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2020
(In Thousands)

c.	Aggregate mortgage loans having the following loan to value ratios as determined from the most current appraisal as of December 31, 2020:

		Residential		Commercial		Agricultural
	Loan-to-Value	Amount	Percentage of Total Admitted Assets*	Amount	Percentage of Total Admitted Assets*	Amount	Percentage of Total Admitted Assets*

i.	above 95%	$—	—%	$—	—%	$—	—%
ii.	91% to 95%	—	—	—	—	—	—
iii.	81% to 90%	—	—	—	0.0	—	—
iv.	71% to 80%	—	—	143,971	0.6	—	—
v.	below 70%	—	—	3,260,867	13.7	—	—
		$—		$3,404,838		$—

10.	Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate are less than 2.5% of the Company’s total admitted assets.

11.	The Company’s total admitted assets subject to the following types of agreements as of December 31, 2020:

Unaudited At End of Each Quarter
		At Year End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i.	Securities lending (do not include assets held as collateral for such transactions)	$—	—%	$—	$—	$—
ii.	Repurchase agreements	—	—	—	200,000	—
iii.	Reverse repurchase agreements	—	—	—	—	—
iv.	Dollar repurchase agreements	—	—	—	—	—

v.	Dollar reverse repurchase agreements	—	—	—	—	—

12.	Amounts and percentages of the Company’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors as of December 31, 2020:

		Owned		Written
		Amount	Percentage of Total Admitted Assets*	Amount	Percentage of Total Admitted Assets*
i.	Hedging	$842,675	3.5%	$—	0.0%
ii.	Income generation	—	—	—	—
iii.	Other	—	—	—	—

* Excludes separate accounts

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VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2020
(In Thousands)

13.	The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of December 31, 2020:

				Unaudited At End of Each Quarter
		At Year End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i.	Hedging	$51	—%	$5,605	$4,574	$4,312
ii.	Income Generation	—	—	—	—	—
iii.	Replications	25,000	0.1	25,000	25,000	25,000
iv.	Other	748	—	795	781	762

14.	The Company’s potential exposure (defined as the amount determined in accordance with NAIC Annual Statement Instructions) for futures contracts as of December 31, 2020:

Unaudited At End of Each Quarter
		At Year End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i.	Hedging	$—	—%	$—	$—	$—
ii.	Income Generation	—	—	—	—	—
iii.	Replications	—	—	—	—	—
iv.	Other	193,321	0.8	258,873	239,623	220,196

* Excludes separate accounts

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VENERABLE INSURANCE AND ANNUITY COMPANY
Summary Investment Schedule
December 31, 2020
(In Thousands)

II.	Summary Investment Schedule

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage of Total	Amount	Securities Lending Reinvested Collateral Amount	Total Amount		Percentage of Total
Long-Term Bonds (Schedule D, Part 1) U.S. governments	$1,105,007	4.7%	$1,105,007	$—		$1,105,007	4.7%
All Other governments	171,359	0.7%	171,359	—		171,359	0.7%
U.S. states, territories and possessions, etc. guaranteed	96,580	0.4%	96,580	—		96,580	0.4%
U.S. political subdivisions of states, territories and possessions, guaranteed	139,255	0.6%	139,255	—		139,255	0.6%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	556,586	2.4%	556,586	—		556,586	2.4%
Industrial and miscellaneous	13,745,305	58.9%	13,745,305	—		13,745,305	58.9%
Hybrid securities	193,435	0.8%	193,435	—		193,435	0.8%
Parent, subsidiaries and affiliates	50,990	0.2%	50,990	—		50,990	0.2%
Unaffiliated Bank loans	64,301	0.3%	64,301	—		64,301	0.2%
Total long term bonds	16,122,818	69.0%	16,122,818	—		16,122,818	69.0%
Preferred stocks (Schedule D Part 2, Section 1)
Industrial and miscellaneous (Unaffiliated)	117,798	0.5%	117,798	—		117,798	0.5%
Parent, subsidiaries and affiliates	—	—%	—	—		—	—%
Total preferred stocks	117,798	0.5%	117,798	—		117,798	0.5%
Common stocks (Schedule D Part 2, Section 2)
Industrial and miscellaneous Publicly traded (Unaffiliated)	12	—%	12	—		12	—%
Industrial and miscellaneous other (Unaffiliated)	12,026	0.1%	12,026	—		12,026	0.1%
Parent, subsidiaries and affiliates Other	1,388,550	6.0%	1,388,550	—		1,388,550	6.0%
Total common stocks	1,400,588	6.0%	1,400,588	—		1,400,588	6.0%
Mortgage loans (Schedule B)
Commercial mortgages	3,404,838	14.6%	3,404,838	—		3,404,838	14.6%
Total mortgage loans	3,404,838	14.6%	3,404,838	—		3,404,838	14.6%
Cash, cash equivalents and short-term investments
Cash (Schedule E, Part 1)	270,016	1.2%	270,016	—		270,016	1.2%
Cash equivalents (Schedule E, Part 2)	480,007	2.1%	480,007	—		480,007	2.1%
Short-term investments (Schedule DA)	37,382	0.2%	37,382	—		37,382	0.2%
Total cash, cash equivalents and short term investments	787,405	3.4%	787,405	—		787,405	3.4%
Contract loans	4,421	—%	4,421	—		4,421	—%
Derivatives (Schedule DB)	995,020	4.4%	995,020	—		995,020	4.4%
Other invested assets (Schedule BA)	486,388	2.1%	486,388	—		486,388	2.1%
Receivables for securities	6,823	—%	6,823	—		6,823	—%
Other invested assets	7,196	—%	7,196	—		7,196	—%
Total invested assets	$23,333,295	100%	$23,333,295	—	$	$ 23,333,295	100%

* Excludes separate accounts

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VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Life and Health Reinsurance Disclosures
December 31, 2020

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.
Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☑

If yes, the number of reinsurance contracts to which such provisions apply would be disclosed here.

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐ No ☐ N/A ☑

2.
Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☑

If yes, the number of reinsurance contracts to which such provisions apply would be disclosed here. If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.
Yes ☐ No ☐ N/A ☑

3.
Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.	Provisions that permit settlements to be made less frequently than quarterly;
c.	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
d.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☑

4.
Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

* Excludes separate accounts

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VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Life and Health Reinsurance Disclosures
December 31, 2020

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes ☐ No ☑	N/A	Yes ☐ No ☐ N/A ☑
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☑	N/A	Yes ☐ No ☐ N/A ☑

5.
Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☐ N/A ☑

b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☐ N/A ☑

If the answer to item (a) or item (b) was yes, relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP would be disclosed here.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Note to Supplementary Information
December 31, 2020

1.	Basis of Presentation

The accompanying supplemental information presents selected statutory basis financial data as of December 31, 2020 and for the year then ended for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2020 Statutory Annual Statement as filed with the Iowa Insurance Division.

85

Part C
OTHER INFORMATION

Item 27	Exhibits

(a)
Resolution of the Board of Directors of ING USA Annuity and Life Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Post-Effective Amendment No. 29 to a Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 30, 1999; File No. 033-23351.)

(b)	Not Applicable

(c)	(1)
Service Agreement by and between Golden American Life Insurance Company and Directed Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 28 to a Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on May 4, 1998; File No. 033-23351.)

(2)
Amendment to and Restatement of the Distribution Agreement between ING USA and Directed Services, Inc. effective January 1, 2004. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on April 9, 2004; File No. 333-90516.)

(3)
Form of Dealers Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 30, 1999; File No. 033-23351.)

(4)
Master Selling Agreement. (Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed May 12, 2006; File No. 333-70600).

(5)
Form of Amendment to Master Selling Agreement effective June 1, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(6)
Form of Master Selling Agreement between Voya Insurance and Annuity Company, Directed Services, LLC and Broker-Dealers and General Agents. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(d)	(1)
Individual Deferred Combination Variable and Fixed Annuity Contract (GA-IA-1036) (02/97) (Incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed April 23, 1999; File No. 333-28755.)

(2)
Group Deferred Combination Variable and Fixed Annuity Contract (GA-CA-1036) (02/97). (Incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 23, 1999; File No. 333-28755.)

(3)
Individual Deferred Variable Annuity Contract (GA-IA-1037) (02/97). (Incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 23, 1999; File No. 333-28755.)

(4)
Individual Retirement Annuity Rider (GA-RA-1009) (12/02). (Incorporated herein by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B; filed on April 15, 2003; File No. 033-23351.)

(5)
ROTH Individual Retirement Annuity Rider (GA-RA-1038) (12/02). (Incorporated herein by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B; filed on April 15, 2003; File No. 033-23351.)

(6)
Minimum Guaranteed Income Benefit Rider (IU-RA-1047) (01/05). (Incorporated herein by reference to Post-Effective Amendment No. 31 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on  April 20, 2005; File No. 333-28755.)

(7)
Minimum Guaranteed Income Benefit Rider (IU-RA-1047) (08-06). (Incorporated herein by reference to an Initial Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B; filed on May 9, 2006; File No. 333-133944.)

(8)
Minimum Guaranteed Withdrawal Benefit Rider (GA-RA-1048) (01/02). (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(9)
Minimum Guaranteed Withdrawal Benefit Rider with Reset Option (ING PrincipalGuard) (GA-RA-1046). (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28755.)

(10)
Minimum Guaranteed Withdrawal Benefit Rider with Reset Option (ING LifePay) (IU-RA-3023). (Incorporated herein by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on August 5, 2005; File No. 333-28755.)

(11)
Minimum Guaranteed Withdrawal Benefit Rider with Reset Option (ING Joint LifePay) (IU-RA-3029). (Incorporated herein by reference to an Initial Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on May 9, 2006 (File No. 333-133944.)

(12)
Excluded Funds Endorsement. (In-force Riders). (Incorporated herein by reference to Post-Effective Amendment No.12 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 24, 2001; File No. 333-28769.)

(13)
Guaranteed Death Benefit Transfer Endorsement No. 1 (7% Solution Enhanced) (GA-RA-1044-1) (01/02). (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(14)
Guaranteed Death Benefit Transfer Endorsement No. 2 (Ratchet Enhanced) (GA-RA-1044-2) (10/03). (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(15)
Guaranteed Death Benefit Transfer Endorsement No. 3 (Standard) (GA-RA-1044-3) (01/02). (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(16)
Guaranteed Death Benefit Transfer Endorsement No. 4 (Max 7 Enhanced) (GA-RA-1044-4) (10/03). (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(17)
Guaranteed Death Benefit Transfer Endorsement No. 5 (Base Death Benefit). (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(18)
Guaranteed Death Benefit Transfer Endorsement No. 6 (In-force Contracts) (GA-RA-1044-6) (01/02)/ (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(19)
Earnings Enhancement Death Benefit Rider (GA-RA-1086). (Incorporated herein by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 24, 2001; File No. 333-28755.)

(20)
Simple Retirement Account Rider (GA-RA-1026) (12/02). (Incorporated herein by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 15, 2003; File No. 033-23351.)

(21)
403(b) Rider (GA-RA-1040). (Incorporated herein by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 15, 2003; File No. 033-23351.)

(22)
Section 72 Rider (GA-RA-1001) (12/94). (Incorporated herein by reference to Initial Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on May 9, 2006; File No. 333-133944.)

(23)
Section 72 Rider (GA-RA-1002) (12/94). (Incorporated herein by reference to Initial Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on May 9, 2006; File No. 333-133944.)

(24)
Nursing Home Waiver for Group Certificates (GA-RA-1003) (12/94). (Incorporated herein by reference to Initial Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on May 9, 2006; File No. 333-133944.)

(25)
Nursing Home Waiver for Individual Certificates (GA-RA-1004) (12/94). (Incorporated herein by reference to Initial Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on May 9, 2006; File No. 333-133944.)

(26)
Company Address and Name Change Endorsement. (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(27)
Minimum Guaranteed Withdrawal Benefit Rider with Automatic Reset (ING LifePay Plus) (IU-RA-3061). (Incorporated herein by reference to Post-Effective Amendment No. 40 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed with on July 25, 2007; File No. 333-28679.)

(28)
Minimum Guaranteed Withdrawal Benefit Rider with Automatic Reset (ING Joint LifePay Plus) (IU-RA-3062). (Incorporated herein by reference to Post-Effective Amendment No. 40 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on July 25, 2007; File No. 333-28679.)

(29)
Combination Minimum Guaranteed Withdrawal Benefit and Death Benefit Rider (ING LifePay Plus) (IU-RA-3077). (Incorporated herein by reference to Post-Effective Amendment No. 43 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on April 7, 2008; File No. 333-28755.)

(31)
Combination Minimum Guaranteed Withdrawal Benefit and Death Benefit Rider (ING Joint LifePay Plus) (IU-RA-3078). (Incorporated herein by reference to Post-Effective Amendment No. 43 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on April 7, 2008; File No. 333-28755.)

(32)
Company Name Change Endorsement IU-RA-3140 to the Contract, Policy and/or Certificate (ING USA Annuity and Life Insurance Company changed to Voya Insurance and Annuity Company). (Incorporated herein by reference to Post-Effective Amendment No. 65 to Registration Statement on Form N-4 for Voya Insurance and Annuity Company, filed on April 15, 2015; File No. 333-28679.)

(33)
Individual Non-Qualified Stretch Annuity Endorsement VI-RA-3164(2016). (Incorporated herein by reference to Post-Effective Amendment No. 49 to Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 4, 2016; File No. 033-59261.)

(34)
Enhanced Surrender Value Endorsement VI-RA-4049(2016). (Incorporated herein by reference to Post-Effective Amendment No. 31 to Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on October 24, 2016; File No. 333-133944.)

(35)
Guaranteed Minimum Interest Rate and Market Value Adjustment Floor Endorsement VI-RA-4050(2017). (Incorporated herein by reference Post-Effective Amendment No. 35 to the Form N-4 Registration Statement of Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2018; File No. 333-133944.)

(e)	(1)
Group Deferred Combination Variable and Fixed Annuity Enrollment Form. (Incorporated herein by reference to Post-Effective Amendment No. 7 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on December 3, 1999; File No. 333-28755.)

(2)
Deferred Variable Annuity Application (137098) (1/12/2009). (Incorporated herein by reference to Post-Effective Amendment No. 42 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on December 29, 2008; File No. 333-28769.)

(f)	(1)
Restated Articles of Incorporation dated July 2 and 3, 2003 (effective January 1, 2004) providing for the redomestication of Golden American Life Insurance Company. (Incorporated herein by reference to the ING USA Annuity and Life Insurance Company’s 10-K filed with the Securities and Exchange Commission on March 29, 2004; File No. 033-87270.)

(2)
Amendment to Articles of Incorporation dated November 21, 2003 (effective January 1, 2004) providing for the name change of Golden American Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 for ING USA Annuity and Life Insurance Company, filed on April 9, 2007; File No. 333-133076.)

(3)
Amendment to Articles of Incorporation dated March 3 and March 4, 2004 (effective March 11, 2004) providing for the change in purpose and powers of ING USA Annuity and Life Insurance Company. (Incorporated herein by reference to the ING USA Annuity and Life Insurance Company’s 10-Q, filed on May 17, 2004; File No. 033-87270.)

(4)
Amendment to Articles of Incorporation dated March 4, 2004, providing for the change in purpose and powers of ING USA Annuity and Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 for ING USA Annuity and Life Insurance Company, filed on April 9, 2007; File No. 333-133076.)

(5)
Amended and Restated By-Laws of ING USA Annuity and Life Insurance Company dated December 15, 2004. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 for ING USA Annuity and Life Insurance Company, filed on April 9, 2007; File No. 333-133076.)

(6)
Resolution of the Board of Directors for Powers of Attorney, dated April 23, 1999. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for Golden American Life Insurance Separate and its Separate Account B, filed on April 30, 1999; File No. 333-28679.)

(7)
Articles of Merger and Agreement and Plan of Merger of USGALC, ULAIC, ELICI into GALIC and renamed ING USA Annuity and Life Insurance Company dated June 25, 2003. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(8)
Restated Articles of Incorporation for Voya Insurance and Annuity Company dated May 30, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(9)
Amended and Restated Bylaws of Voya Insurance and Annuity Company dated June 1, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(10)
Board Resolutions to Amend Articles and Bylaws to Change Company’s Name. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(11)
Amendment to Restated Articles of Incorporation Providing for the Name Change of Voya Insurance and Annuity Company. (Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-4 for Venerable Insurance and Annuity Company and its Separate Account B, filed on April 20, 2020; File No. 333-133944.)

(g)
Funds Withheld Coinsurance and Modified Coinsurance Agreement between Rocky Range, Inc. and Voya Insurance and Annuity Company, effective June 1, 2018.  (Incorporated herein by reference to Post-Effective Amendment No. 49 to the  Registration Statement on Form N-4 for Venerable Insurance and Annuity Company and its Separate Account B, filed on April 19, 2021; File No. 333-133944.)

(h)	(1) (a)
Participation Agreement dated April 25, 2008, by and among BlackRock Variable Series Funds, Inc., BlackRock Distributors, Inc., ING USA Annuity and Life Insurance Company and ReliaStar Life Insurance Company of New York. (Incorporated herein by reference to Post-Effective Amendment No. 26 to the Form N-6 Registration Statement of ReliaStar Life Insurance Company and its Select*Life Separate Account, filed on April 7, 2009; File No. 033-57244.)

(b)
Amendment No. 1, dated as of April 24, 2009, and effective as of May 1, 2009, to the Participation Agreement dated April 25, 2008, by and between BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC., ING USA Annuity and Life Insurance Company and ReliaStar Life Insurance Company of New York. (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Form N-6 Registration Statement of ReliaStar Life Insurance Company and its Select*Life Separate Account, filed on August 18, 2009; File No. 033-57244.)

(c)
Amendment No. 2, dated as of March 31, 2015, and effective as of April 1, 2015, to the Participation Agreement dated April 25, 2008, by and between BlackRock Investments, LLC., Voya Insurance and Annuity Company (formerly ING USA Annuity and Life Insurance Company), ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on December 7, 2015; File No. 333-202174.)

(d)
Administrative Services Agreement dated April 25, 2008, by and among BlackRock Advisors, LLC and ING USA Annuity and Life Insurance Company and ReliaStar Life Insurance Company of New York. (Incorporated herein by reference to Post-Effective Amendment No. 26 to the Form N-6 Registration Statement of ReliaStar Life Insurance Company and its Select*Life Separate Account, filed on April 7, 2009; File No. 033-57244.)

(e)
Amendment No. 1, dated as of April 24, 2009, and effective as of May 1, 2009, to Administrative Services Agreement dated April 25, 2008, by and among BlackRock Advisors, LLC and ING USA Annuity and Life Insurance Company and ReliaStar Life Insurance Company of New York. (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Form N-6 Registration Statement of ReliaStar Life Insurance Company and its Select*Life Separate Account, filed on August 18, 2009; File No. 033-57244.)

(f)
Amendment No. 2, dated as of May 28, 2015, and effective as of April 1, 2015, to Administrative Services Agreement dated April 25, 2008, as amended, by and between BlackRock Advisors, LLC and Voya Insurance and Annuity Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on December 7, 2015; File No. 333-202174.)

(g)
Rule 22C-2 Agreement, dated no later than April 16, 2007, and effective as of October 16, 2007, between BlackRock Distributors, Inc., on behalf of and as distributor for the BlackRock Funds and the Merrill Lynch family of funds and ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. (Incorporated herein by reference to Post-Effective Amendment No. 43 to Registration Statement on form N-4, filed on April 7, 2008; File No. 333-28755.)

(h)
Notice and Acknowledgement dated April 18, 2018, from BlackRock Investments, LLC and BlackRock Advisors, Inc. to Voya Insurance and Annuity Company and Directed Services LLC. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(i)
Form of Distribution Sub-Agreement between BlackRock Variable Series Funds, Inc., BlackRock Variable Series Funds II, Inc. and Voya Insurance and Annuity Company dated June 1, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(j)
Amendment Number 3 to Fund Participation Agreement between BlackRock Investments, LLC, BlackRock Variable Series Funds, Inc., Blackrock Variable Series Funds II, Inc.  and Voya Insurance and Annuity Company, Dated August 28, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(2) (a)
Participation Agreement by and between Liberty Variable Investment Trust, Columbia Management Advisors, Inc. and ING USA Annuity and Life Insurance Company. (Incorporated herein by reference to Post-Effective amendment No. 8 to a Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company Separate Account B filed with the Securities and Exchange Commission on December 2, 2005 (File Nos. 333-33914).

(b)
Rule 22c-2 Agreement dated April 16, 2007, and effective as of October 16, 2007, among Columbia Management Services, Inc., ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Life Insurance Company and Systematized Benefits Administrators Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4, filed on July 27, 2007; File No. 333-134760.)

(c)
Services Agreement with Investment Adviser, effective April 1, 2005, between Liberty Funds Distributor, Inc. and ING USA Annuity and Life Insurance Company.  .  (Incorporated herein by reference to Post-Effective Amendment No. 65 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 17, 2019; File No. 333-28769.)

(d)
Joinder and Amendment to Service Agreement effective July 1, 2017, between Voya Insurance and Annuity Company, Columbia Management Investment Distributors, Inc. and Columbia Management Investment Services Corp.  (Incorporated herein by reference to Post-Effective Amendment No. 65 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 17, 2019; File No. 333-28769.)

(3) (a)
Participation Agreement by and between ProFunds, Golden American Life Insurance Company and ProFunds Advisors LLC.  (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on December 2, 2005; File No. 333-33914.)

(b)
Amendment to Participation Agreement by and between ProFunds, Golden American Life Insurance Company and ProFunds Advisors LLC.  (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on December 2, 2005; File No. 333-33914.)

(c)
Notice and Acknowledgement dated April 18, 2018, from ProFunds and ProFund Advisors LLC to Voya Insurance and Annuity Company and Directed Services LLC. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(4) (a)
Fund Distribution, Administrative and Shareholder Service Agreement made and entered into as of July 25, 2016, and effective December 31, 2015, by and between Voya Insurance and Annuity Company, Directed Services LLC and Voya Investments Distributor, LLC, Voya Balanced Portfolio, Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Investors Trust, Voya Partners, Inc., Voya Strategic Allocation Portfolios, Inc. Voya Variable Funds, Voya Variable Insurance Trust, Voya Variable Portfolios, Inc. and Voya Variable Products Trust. (Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on August 30, 2016; File No. 333-133944.)

(b)
Amended and Restated Fund Participation, Administrative and Shareholder Services Agreement dated May 9, 2018, between Voya Insurance and Annuity Company, Directed Services, LLC, Voya Investments Distributor, LLC and each Voya insurance dedicated funds. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(c)
Rule 22C-2 Agreement dated May 30, 2018, between Voya Investments, LLC and Voya Insurance and Annuity Company. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(d)
Confidentiality and Non-Disclosure Agreement dated September 24, 2018, between VIAC Services Company, Voya Investments, LLC and Voya Investment Management Co. LLC. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(i)	Not Applicable

(j)	(1)
Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) between ING Investment Management LLC and ING USA Annuity and Life Insurance and Company. (Incorporated herein by reference to Post-Effective Amendment No. 55 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on April 6, 2011; File No. 333-28679.)

(2)
Amendment No. 1, dated December 1, 2013 (effective December 23, 2013), to the Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) between ING Investment LLC and ING USA Annuity and Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on April 10, 2014 (File No. 333-30180.)

(3)
Amendment No. 2, effective as of September 30, 2014, to the Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) between ING Investment Management LLC (now known as “Voya Investment Management LLC”) and ING USA Annuity and Life Insurance Company (now known as “Voya Insurance and Annuity Company” or “VIAC”). (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on December 30, 2014 File No. 333-133944.)

(4)
Amendment No. 3, effective as of May 1, 2015, to the Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) by and between Voya Investment Management LLC and Voya Insurance and Annuity Company. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on December 7, 2015; File No. 333-202174.)

(5)
Amendment No. 4, effective as of March 1, 2016, to the Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) by and between Voya Investment Management LLC and Voya Insurance and Annuity Company. (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on June 24, 2016; File No. 333-133944.)

(6)
Amendment No. 5, effective as of May 1, 2017, to the Intercompany Agreement between Voya Investment Management LLC and Voya Insurance and Annuity Company. (Incorporated herein by reference Post-Effective Amendment No. 35 to the Form N-4 Registration Statement of Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2018; File No. 333-133944.)

(7)
Amendment No. 6, effective as of July 1, 2017, to the Intercompany Agreement between Voya Investment Management LLC and Voya Insurance and Annuity Company. (Incorporated herein by reference Post-Effective Amendment No. 35 to the Form N-4 Registration Statement of Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2018; File No. 333-133944.)

(k)	Opinion and Consent of Counsel (Exhibit 99(k))

(l)	Consent of Independent Registered Public Accounting Firm (Exhibit 99(l))

(m)	Not Applicable

(n)	Not Applicable

(o)	Not Applicable

(p)	Powers of Attorney (Exhibit 99(p))

Item 28	Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor
Peter C. Aberg, 10 East 53rd Street, 14th Floor, New York, NY 10022	Director
Susan L. (Susy) Gooding, 7700 Mills Civic Parkway, 7140 West Des Moines, IA 50266	Director
Daniel G. Kilpatrick, 590 Madison Avenue, 36th Floor, New York, NY 10022	Director
Brenna Haysom Romando, 16 Sterling Lake Road, Tuxedo Park, NY 10987	Director
Nedim (Ned) Sadaka, 895 Park Avenue, New York, NY 10075	Director
Howard L. Shecter, 31 West 52nd Street, New York, NY 10019	Director and Chairman of the Board
Vishal N. Sheth, 9 West 57th Street, New York, NY 10019	Director
Patrick D. Lusk, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	President and Chief Executive Officer
David P. Wiland, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Executive Vice President and Chief Financial Officer
Kenneth L. Brown, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Executive Vice President and Chief Operating Officer
Thomas N. Hanson, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Executive Vice President and Chief Risk Officer
Timothy W. Brown, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Executive Vice President, Chief Legal Officer and Secretary
Heather A. Kleis, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Executive Vice President and Chief Human Resources Officer
Timothy D. Billow, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Executive Vice President and Chief Information Officer
Lindsey A. Bollinger, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Executive Vice President and Chief Implementation Officer
Gregory S. Smith, Jr., 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Senior Vice President and Chief Accounting Officer
Kristi L. Harding, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Senior Vice President, Chief Compliance Officer, Assistant Secretary and Money Laundering Reporting Officer
Michael W. Guenzler, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Senior Vice President and Chief Information Security Officer
Dawn M. (Peck) Miceli, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Treasurer
Glenn A. Black, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Head of Tax
J. Neil McMurdie, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Assistant Secretary
Kelly M. Hennigan, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Head of Investment Operations
Timothy P. Henry, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Senior Insurance Portfolio Manager
Parul Bhatia, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Appointed Actuary
Colleen M. Nagurney, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Assistant Secretary
Lee M. Barnard, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Assistant Secretary
Jennifer M. Ogren, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Assistant Secretary
James R. Eckis, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Treasurer
Janet E. Myers, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Treasurer
Jay M. Lemoncelli, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Secretary
Lori L. DeMarco, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Secretary

Item 29	Persons Controlled by or Under Common Control with the Depositor or the Registrant

1.	The depositor, Venerable Insurance and Annuity Company, is a wholly-owned subsidiary of Venerable Holdings, Inc.
2.	Venerable Holdings, Inc. is a wholly-owned subsidiary of VA Capital Company LLC.
3.	As of December 31, 2020, VA Capital Company is principally owned by the following entities:
•	Apollo Principal Holdings I, L.P.
Jurisdiction – Delaware
Percentage Holdings – 19.4%
•	Athene Life Re Ltd
Jurisdiction - Bermuda
Percentage Holdings – 21.1%
•	Crestview Indigo III Holdings, L.P.
Jurisdiction – Delaware
Percentage Holdings – 21.4%
•	Reverence Capital Partners Opportunities Fund II, L.P.
Jurisdiction – Delaware
Percentage Holdings – 13.8%
•	Voya Financial, Inc.
Jurisdiction – Delaware
Percentage Holdings – 9.9%

Item 30	Indemnification

Venerable Insurance and Annuity Company (the “Company” and the “Depositor”) shall indemnify to the full extent permitted by Chapter 490 of the Code of Iowa, as may be amended from time to time, or by other provisions of applicable law, each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, wherever brought, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, fiduciary or employee of the Company, or is or was serving at the request of the Company as a director, officer, fiduciary, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding, if he or she acted in good faith and in a manner reasonably believed to be in and not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Any indemnification as described in the preceding paragraph (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that the indemnification is proper in the circumstances because the person claiming indemnification has met the applicable standard of conduct set forth in therein. Such determination shall be made by the Company’s Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding in question. If such a quorum is not obtainable, the Board shall retain independent legal counsel who shall make such a determination in a written opinion.

Expenses (including attorney’s fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Company in advance of the final disposition of such action upon receipt of an undertaking by or on behalf of a person entitled to claim indemnification to repay such amount, if it is ultimately determined that he or she is not entitled to be indemnified by the Company.

To the extent permitted by law, the Company or its parents may purchase and maintain insurance on behalf of any person or persons described in the preceding paragraphs of this Item 28 against any liability asserted against and incurred by him or her, whether or not the Company would have power to indemnify him or her as described above.

Consistent with the laws of the State of Iowa, VA Capital Company LLC (“VA Capital”) maintains various insurance policies issued by reputable insurers covering VA Capital and any company in which VA Capital has a controlling interest, including the Company and Directed Services LLC, the principal underwriter. These policies cover the indemnification obligations of VA Capital and its subsidiaries. The policies include, but are not limited to, the following types of coverages: Professional Liability, Directors & Officers Liability, Cyber Liability, Employment Practices Liability, Fiduciary Liability, and Financial Institutional Bond.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Company separate account (the “Registrant”), as provided above or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event that a claim of such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person and the SEC is still of the same opinion, the Depositor or Registrant may, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by the Depositor is against public policy as expressed by the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31	Principal Underwriter

(a)	Directed Services LLC serves as principal underwriter for all contracts issued by Venerable Insurance and Annuity Company through its Separate Accounts A, B EQ, U and the Alger Separate Account A.

(b)	The following information is furnished with respect to the principal officers and directors of Directed Services, LLC, the Registrant’s Distributor.

Name and Principal Business Address	Positions and Offices with Underwriter
Patrick D. Lusk, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Director and Chairman of the Board
Kenneth .L. Brown, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Director, President and Chief Executive Officer
David P. Wiland, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Director and Executive Vice President
Timothy W. Brown, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Executive Vice President, Chief Legal Officer and Secretary
Richard E. Gelfand, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Chief Financial Officer
Kristi L. Harding, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Senior Vice President, Chief Compliance Officer, Assistant Secretary and Money Laundering Reporting Officer
Gregory S. Smith, Jr., 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Senior Vice President
Michael W. Guenzler, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Senior Vice President and Chief Information Security Officer
Glenn A. Black, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Head of Tax
Angela L. Ellis, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Vice President
J. Neil McMurdie, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Assistant Secretary
Jennifer M. Ogren, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Assistant Secretary
Dawn M. Peck, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Treasurer
Janet E. Myers, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Treasurer
Lori L. DeMarco, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Secretary
Jay M. Lemoncelli, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Secretary

(c)	Compensation from the Registrant.

(1) Name of Principal Underwriter	(2) 2020 Net Underwriting Discounts	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Directed Services LLC	$0	$0	$133,508,134	$0

Item 32	Location of Accounts and Records

Contained in the Registrant’s most recently filed Form N-CEN.

Item 33	Management Services

None.

Item 34	Fee Representation

Venerable Insurance and Annuity Company hereby represents that the fees and charges deducted under the Contract described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by Venerable Insurance and Annuity Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Separate Account B of Venerable Insurance and Annuity Company, has duly caused this Post-Effective Amendment to its Registration Statement on Form N-4 (File No. 333-28755) to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Glastonbury, State of Connecticut, on the 23rd day of April, 2021.

SEPARATE ACCOUNT B		VENERABLE INSURANCE AND ANNUITY COMPANY
(Registrant)		(Depositor)

By:	Patrick D. Lusk* Patrick D. Lusk	By:	Patrick D. Lusk* Patrick D. Lusk
	President of the Depositor (principal executive officer of the Depositor)		President (principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 73 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title

Patrick D. Lusk*	President and Chief Executive Officer
Patrick D. Lusk	(principal executive officer)

David P. Wiland*	Executive Vice President and Chief Financial Officer
David P. Wiland

Gregory S. Smith*	Senior Vice President and Chief Accounting Officer
Gregory S. Smith	(principal accounting officer)

Peter C. Aberg*	Director
Peter C. Aberg		April 23, 2021

Susan L. Gooding*	Director
Susan L. (Susy) Gooding

Daniel G. Kilpatrick*	Director
Daniel G. Kilpatrick

Brenna Haysom Romando*	Director
Brenna Haysom Romando

Nedim Sadaka*	Director
Nedim (Ned) Sadaka

Howard L. Shecter*	Director
Howard L. Shecter

Vishal N. Sheth*	Director
Vishal N. Sheth

By: /s/ J. Neil McMurdie
*Attorney-in-Fact

*	Executed by J. Neil McMurdie on behalf of those indicated pursuant to Powers of Attorney filed as an exhibit to this Registration Statement.

EXHIBIT INDEX

Item 27 Exhibit No.	Exhibit
(k)	Opinion and Consent of Counsel

(l)	Consent of Independent Registered Public Accounting Firm

(p)	Powers of Attorney